                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2003
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST
                   (CLASS 1 SHARES, FORMERLY CLASS A SHARES)

                  --    Cash Management Portfolio
                  --    Corporate Bond Portfolio
                  --    Global Bond Portfolio
                  --    High-Yield Bond Portfolio
                  --    Worldwide High Income Portfolio
                  --    SunAmerica Balanced Portfolio
                  --    MFS Total Return Portfolio
                  --    Asset Allocation Portfolio
                  --    Telecom Utility Portfolio
                  --    Equity Income Portfolio
                  --    Equity Index Portfolio
                  --    Growth-Income Portfolio
                  --    Federated American Leaders Portfolio
                        (formerly Federated Value Portfolio)
                  --    Davis Venture Value Portfolio
                  --    "Dogs" of Wall Street Portfolio
                  --    Alliance Growth Portfolio
                  --    Goldman Sachs Research Portfolio
                  --    MFS Massachusetts Investors Trust Portfolio
                        (formerly MFS Growth and Income Portfolio)
                  --    Putnam Growth: Voyager Portfolio
                        (formerly Putnam Growth Portfolio)
                  --    Blue Chip Growth Portfolio
                  --    Real Estate Portfolio
                  --    Small Company Value Portfolio
                  --    MFS Mid-Cap Growth Portfolio
                  --    Aggressive Growth Portfolio
                  --    Growth Opportunities Portfolio
                  --    Marsico Growth Portfolio
                  --    Technology Portfolio
                  --    International Growth and Income Portfolio
                  --    Global Equities Portfolio
                  --    International Diversified Equities Portfolio
                  --    Emerging Markets Portfolio
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

EXPENSE SUMMARY.............................................     42

ACCOUNT INFORMATION.........................................     46

ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET AND
  GOLDMAN SACHS RESEARCH PORTFOLIOS.........................     48

  Investment Strategy for the "Dogs" of Wall Street
     Portfolio..............................................     48

  Investment Strategy for the Goldman Sachs Research
     Portfolio..............................................     48

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     49

  Investment Strategies.....................................     49

GLOSSARY....................................................     57

  Investment Terminology....................................     57

  Risk Terminology..........................................     61

MANAGEMENT..................................................     64

  Information about the Investment Adviser and Manager......     64

  Information about the Subadvisers.........................     65

  Information about the Distributor.........................     66

  Portfolio Management......................................     67

  Custodian, Transfer and Dividend Paying Agent.............     85

FINANCIAL HIGHLIGHTS........................................     86

FOR MORE INFORMATION........................................     97

      --------------------------------------------------------------------






                 TRUST HIGHLIGHTS

      --------------------------------------------------------------------




      The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the "Trust") and to provide you with information about the Trust's thirty-one separate investment series ("Portfolios") and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begins on page 49, and the glossary that follows on page 57.




                        Q&A




       FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.



       YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.



       INCOME is interest payments from bonds or dividends from stocks.



       TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.



       "HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.



       "NET ASSETS" as referred to under "Principal Investment Strategy" takes into account borrowings for investment purposes.

Q:   WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
     STRATEGIES?


A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. A Portfolio's investment goal may be changed without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.

                            FIXED INCOME PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Cash Management         high current yield          invests in a diversified selection
    Portfolio               consistent with             of money market instruments
                            liquidity and
                            preservation of capital
  ----------------------------------------------------------------------------------------------
    Corporate Bond          high total return with      invests, under normal
    Portfolio               only moderate price risk    circumstances, at least 80% of net
                                                        assets in fixed income securities,
                                                        but invests primarily in investment
                                                        grade fixed income securities; may
                                                        invest up to 35% in fixed income
                                                        securities rated below investment
                                                        grade
  ----------------------------------------------------------------------------------------------
    Global Bond Portfolio   high total return,          invests, under normal
                            emphasizing current         circumstances, at least 80% of net
                            income and, to a lesser     assets in high quality fixed income
                            extent, capital             securities of U.S. and foreign
                            appreciation                issuers and transactions in foreign
                                                        currencies
  ----------------------------------------------------------------------------------------------
    High-Yield Bond         high current income and,    invests, under normal
    Portfolio               secondarily, capital        circumstances, at least 80% of net
                            appreciation                assets in intermediate and
                                                        long-term corporate obligations,
                                                        emphasizing high-yield, high-risk
                                                        fixed income securities (junk
                                                        bonds) with a primary focus on "B"
                                                        rated high-yield bonds
  ----------------------------------------------------------------------------------------------
    Worldwide High Income   high current income and,    invests, under normal
    Portfolio               secondarily, capital        circumstances, at least 80% of net
                            appreciation                assets in high income securities of
                                                        issuers located throughout the
                                                        world
  ----------------------------------------------------------------------------------------------

       BALANCED PORTFOLIOS typically try to balance three different investment goals: capital appreciation, income and capital preservation by investing in a mixture of stocks, bonds and money market instruments.




       ASSET ALLOCATION is a varying combination, depending on market conditions and risk level, of stocks, bonds, money market instruments and other assets.



       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.



       INDEX PORTFOLIOS typically are comprised of securities that make up or replicate a target index; the primary objective is to mirror the investment results of the index.



       A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

                    BALANCED OR ASSET ALLOCATION PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    SunAmerica Balanced     conservation of             maintains at all times a balanced
    Portfolio               principal and capital       portfolio of stocks and bonds, with
                            appreciation                at least 25% invested in fixed
                                                        income securities
  ----------------------------------------------------------------------------------------------
    MFS Total Return        reasonable current          invests primarily in common stocks
    Portfolio               income, long-term           and fixed income securities, with
                            capital growth and          an emphasis on income-producing
                            conservation of capital     securities that appear to have some
                                                        potential for capital enhancement
  ----------------------------------------------------------------------------------------------
    Asset Allocation        high total return           invests in a diversified portfolio
    Portfolio               (including income and       that may include common stocks and
                            capital gains)              other securities with common stock
                            consistent with long-       characteristics, bonds and other
                            term preservation of        intermediate and long-term fixed
                            capital                     income securities and money market
                                                        instruments
  ----------------------------------------------------------------------------------------------

                               EQUITY PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Telecom Utility         high current income and     invests, under normal
    Portfolio               moderate capital            circumstances, at least 80% of net
                            appreciation                assets in equity and debt
                                                        securities of utility companies
  ----------------------------------------------------------------------------------------------
    Equity Income           long-term capital           invests primarily in equity
    Portfolio               appreciation and income     securities of companies which the
                                                        Subadviser believes are
                                                        characterized by the ability to pay
                                                        above-average dividends, the
                                                        ability to finance expected growth
                                                        and strong management
  ----------------------------------------------------------------------------------------------
    Equity Index Portfolio  investment results that     invests, under normal
                            correspond with the         circumstances, at least 80% of net
                            performance of the          assets in common stocks included in
                            Standard & Poor's 500       the S&P 500
                            Composite Stock Price
                            Index (S&P 500)
  ----------------------------------------------------------------------------------------------
    Growth-Income           growth of capital and       invests primarily in common stocks
    Portfolio               income                      or securities that demonstrate the
                                                        potential for appreciation and/or
                                                        dividends
  ----------------------------------------------------------------------------------------------
    Federated American      growth of capital and       invests primarily in the securities
    Leaders Portfolio       income                      of high quality companies
  ----------------------------------------------------------------------------------------------
    Davis Venture Value     growth of capital           invests primarily in common stocks
    Portfolio                                           of companies with market
                                                        capitalizations of at least $5
                                                        billion
  ----------------------------------------------------------------------------------------------
    "Dogs" of Wall Street   total return (including     invests in thirty high dividend
    Portfolio               capital appreciation and    yielding common stocks selected
                            current income)             annually from the Dow Jones
                                                        Industrial Average and the broader
                                                        market (see page 48 for additional
                                                        information about the investment
                                                        strategy for the "Dogs" of Wall
                                                        Street Portfolio)
  ----------------------------------------------------------------------------------------------

       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.




       MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

                               EQUITY PORTFOLIOS

  ------------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ------------------------------------------------------------------------------------------------
    Alliance Growth         long-term growth of         invests primarily in equity
    Portfolio               capital                     securities of a limited number of
                                                        large, carefully selected, high
                                                        quality U.S. companies that are
                                                        judged likely to achieve superior
                                                        earnings
  ------------------------------------------------------------------------------------------------
    Goldman Sachs Research  long-term growth of         invests, under normal circumstances,
    Portfolio               capital                     at least 80% of net assets in equity
                                                        investments selected for their
                                                        potential to achieve capital
                                                        appreciation over the long term
  ------------------------------------------------------------------------------------------------
    MFS Massachusetts       reasonable current          invests primarily in equity
    Investors Trust         income and long-term        securities
    Portfolio               growth of capital and
                            income
  ------------------------------------------------------------------------------------------------
    Putnam Growth: Voyager  long-term growth of         invests primarily in common stocks or
    Portfolio               capital                     securities with common stock
                                                        characteristics that its Subadviser
                                                        believes have above-average growth
                                                        prospects
  ------------------------------------------------------------------------------------------------
    Blue Chip Growth        capital appreciation        invests, under normal circumstances,
    Portfolio                                           at least 80% of net assets in common
                                                        stocks that demonstrate the potential
                                                        for capital appreciation, issued by
                                                        large-cap companies
  ------------------------------------------------------------------------------------------------
    Real Estate Portfolio   total return through a      invests, under normal circumstances,
                            combination of growth       at least 80% of net assets in
                            and income                  securities of companies principally
                                                        engaged in or related to the real
                                                        estate industry or that own
                                                        significant real estate assets or
                                                        that primarily invest in real estate
                                                        financial instruments
  ------------------------------------------------------------------------------------------------
    Small Company Value     capital appreciation        invests, under normal circumstances,
    Portfolio                                           at least 80% of net assets in a
                                                        broadly diversified portfolio of
                                                        equity securities of small companies
                                                        generally with market capitalizations
                                                        ranging from approximately $39
                                                        million to $2.9 billion
  ------------------------------------------------------------------------------------------------
    MFS Mid-Cap Growth      long-term growth of         invests, under normal circumstances,
    Portfolio               capital                     at least 80% of net assets in equity
                                                        securities of medium-sized companies
                                                        that its Subadviser believes have
                                                        above-average growth potential
  ------------------------------------------------------------------------------------------------
    Aggressive Growth       capital appreciation        invests primarily in equity
    Portfolio                                           securities of high growth companies
                                                        including small and medium sized
                                                        growth companies with market
                                                        capitalizations of $1.5 billion to
                                                        $15 billion
  ------------------------------------------------------------------------------------------------
    Growth Opportunities    capital appreciation        invests primarily in common stocks
    Portfolio                                           that demonstrate the potential for
                                                        capital appreciation, issued
                                                        generally by mid-cap companies
  ------------------------------------------------------------------------------------------------
    Marsico Growth          long-term growth of         invests, under normal circumstances,
    Portfolio               capital                     at least 65% in equity securities of
                                                        large companies with a general core
                                                        position of 20 to 30 common stocks
  ------------------------------------------------------------------------------------------------

       INTERNATIONAL PORTFOLIOS typically seek capital appreciation by investing significantly in securities traded in markets outside the U.S.



       AN "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrialization cycle.

                               EQUITY PORTFOLIOS

  ------------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ------------------------------------------------------------------------------------------------
    Technology Portfolio    long-term capital           invests, under normal circumstances,
                            appreciation                at least 80% of net assets in equity
                                                        securities that demonstrate the
                                                        potential for capital appreciation,
                                                        issued by companies the Subadviser
                                                        believes are positioned to benefit
                                                        from involvement in technology and
                                                        technology-related industries
                                                        worldwide
  ------------------------------------------------------------------------------------------------

                            INTERNATIONAL PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    International Growth    growth of capital and,      invests primarily in common stocks
    and Income Portfolio    secondarily, current        traded on markets outside the U.S.
                            income
  ----------------------------------------------------------------------------------------------
    Global Equities         long-term growth of         invests primarily in common stocks
    Portfolio               capital                     or securities with common stock
                                                        characteristics of U.S. and foreign
                                                        issuers that demonstrate the
                                                        potential for appreciation and
                                                        engages in transactions in foreign
                                                        currencies; under normal
                                                        circumstances, at least 80% of net
                                                        assets of the Portfolio will be
                                                        invested in equity securities
  ----------------------------------------------------------------------------------------------
    International           long-term capital           invests primarily (in accordance
    Diversified Equities    appreciation                with country and sector weightings
    Portfolio                                           determined by its Subadviser) in
                                                        securities of foreign issuers that,
                                                        in the aggregate, replicate broad
                                                        country and sector indices; under
                                                        normal circumstances at least 80%
                                                        of net assets of the Portfolio will
                                                        be invested in equity securities
  ----------------------------------------------------------------------------------------------
    Emerging Markets        long-term capital           invests, under normal
    Portfolio               appreciation                circumstances, at least 80% of net
                                                        assets in common stocks and other
                                                        equity securities of companies that
                                                        its Subadviser believes have
                                                        above-average growth prospects
                                                        primarily in emerging markets
                                                        outside the U.S.
  ----------------------------------------------------------------------------------------------

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 49 describe various additional risks.

    Risks of Investing in Equity Securities

    The EQUITY INCOME, EQUITY INDEX, GROWTH-INCOME, FEDERATED AMERICAN LEADERS, DAVIS VENTURE VALUE, "DOGS" OF WALL STREET, ALLIANCE GROWTH, GOLDMAN SACHS RESEARCH, MFS MASSACHUSETTS INVESTORS TRUST, PUTNAM GROWTH: VOYAGER, BLUE CHIP GROWTH, REAL ESTATE, SMALL COMPANY VALUE, MFS MID-CAP GROWTH, AGGRESSIVE GROWTH, GROWTH OPPORTUNITIES, MARSICO GROWTH, TECHNOLOGY, INTERNATIONAL GROWTH AND INCOME, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES and EMERGING MARKETS PORTFOLIOS invest primarily in equity securities. In addition, the SUNAMERICA BALANCED, MFS TOTAL RETURN, ASSET ALLOCATION and TELECOM UTILITY PORTFOLIOS invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Growth Stocks

    Growth stocks are historically volatile, which will particularly affect the ASSET ALLOCATION, GROWTH-INCOME, ALLIANCE GROWTH, GOLDMAN SACHS RESEARCH, MFS MASSACHUSETTS INVESTORS TRUST, PUTNAM GROWTH: VOYAGER, BLUE CHIP GROWTH, MFS MID-CAP GROWTH, AGGRESSIVE GROWTH, GROWTH OPPORTUNITIES, MARSICO GROWTH, TECHNOLOGY and INTERNATIONAL GROWTH AND INCOME PORTFOLIOS.

    Risks of Value Investing

    The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect, will particularly affect the FEDERATED AMERICAN LEADERS, TELECOM UTILITY, DAVIS VENTURE VALUE and SMALL COMPANY VALUE PORTFOLIOS.

    Risks of Investing in Bonds

    The CORPORATE BOND, GLOBAL BOND, HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest primarily in bonds. In addition, the SUNAMERICA BALANCED, MFS TOTAL RETURN, ASSET ALLOCATION, and TELECOM UTILITY PORTFOLIOS may invest significantly in bonds. As with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Junk Bonds

    The HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest predominantly in junk bonds, which are considered speculative. The CORPORATE BOND, MFS TOTAL RETURN, ASSET ALLOCATION, EQUITY INCOME and REAL ESTATE PORTFOLIOS also may invest significantly in junk bonds. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing in Money Market Securities

    You should be aware that an investment in the CASH MANAGEMENT PORTFOLIO is subject to the risk that the value of its investments in high-quality short-term debt obligations ("money market securities") may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The CASH MANAGEMENT PORTFOLIO does not seek to maintain a stable net asset value.

    Risks of Investing Internationally

    Except for the CASH MANAGEMENT PORTFOLIO, all of the Portfolios may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios except for the CASH MANAGEMENT PORTFOLIO and are primary risks of the GLOBAL BOND, WORLDWIDE HIGH INCOME, INTERNATIONAL GROWTH AND INCOME, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES and EMERGING MARKETS PORTFOLIOS.

    Risks of Investing in Emerging Market Countries

    The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. The WORLDWIDE HIGH INCOME, INTERNATIONAL DIVERSIFIED EQUITIES and EMERGING MARKETS PORTFOLIOS invest significantly in emerging market countries. In addition, the GLOBAL BOND, INTERNATIONAL GROWTH AND INCOME and GLOBAL EQUITIES PORTFOLIOS may also invest in emerging market countries.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the SMALL COMPANY VALUE, GROWTH-INCOME, ALLIANCE GROWTH, PUTNAM GROWTH: VOYAGER, AGGRESSIVE GROWTH, TECHNOLOGY, INTERNATIONAL GROWTH AND INCOME and EMERGING MARKETS PORTFOLIOS.

    Risks of a "Passively Managed" Strategy

    Each of the EQUITY INDEX and "DOGS" OF WALL STREET PORTFOLIOS will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). If a Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolios will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolios may be more susceptible to general market declines than other Portfolios.

    Risks of Investing in Utility Securities

    The TELECOM UTILITY PORTFOLIO invests primarily in equity and debt securities of utility companies. Utility companies include companies engaged in the production, generation, transportation, distribution and sale of electricity, water, natural gas and oil, companies engaged in telecommunications, including cable and satellite television and companies that provide infrastructure or related services and products to these utility companies. Such utility securities entail certain risks including:
    (i) utility companies' historic difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices and
    (vii) potential effect of deregulation.

    Risks of Investing in Real Estate Securities

    The REAL ESTATE PORTFOLIO invests primarily in the real estate industry. In addition, the MFS TOTAL RETURN PORTFOLIO invests significantly in real estate securities. A Portfolio that invests primarily in the real estate industry is subject to the risks associated with the direct ownership of real estate. The Portfolio could also be subject to the risks of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Most of the Portfolios' investments are, and likely will continue to be, interests in Real Estate Investment Trusts ("REITs").

    Risks of Investing in "Non-Diversified" Portfolios

    The GLOBAL BOND, WORLDWIDE HIGH INCOME, "DOGS" OF WALL STREET, MFS MID-CAP GROWTH and MARSICO GROWTH PORTFOLIOS are organized as "non-diversified" Portfolios. A non-diversified Portfolio can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, a Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies. This will particularly affect the TECHNOLOGY and MARSICO GROWTH PORTFOLIOS.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future. Performance information is not included for Portfolios that have not been in existence for at least one full calendar year.

--------------------------------------------------------------------------------

                           CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                   CASH MANAGEMENT PORTFOLIO CLASS 1
                                                                   ---------------------------------
1994                                                                             3.80%
1995                                                                             5.48%
1996                                                                             4.91%
1997                                                                             5.22%
1998                                                                             5.05%
1999                                                                             4.87%
2000                                                                             6.05%
2001                                                                             3.67%
2002                                                                             1.40%

During the period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ended 12/31/00) and the lowest return for a quarter was 0.27% (quarter ended 6/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 0.18%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR       YEARS     INCEPTION(1)
-------------------------------------------------------------------------------------------------
 Cash Management Portfolio Class 1                              1.40%      4.20%         4.30%
-------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is February 9, 1993.

--------------------------------------------------------------------------------

                            CORPORATE BOND PORTFOLIO
--------------------------------------------------------------------------------
                                   (CLASS 1)*
                                  (BAR CHART)

                                                                   CORPORATE BOND PORTFOLIO CLASS 1
                                                                   --------------------------------
1994                                                                             -3.19%
1995                                                                             17.78%
1996                                                                              4.49%
1997                                                                             10.90%
1998                                                                              6.05%
1999                                                                             -1.85%
2000                                                                              5.03%
2001                                                                              7.59%
2002                                                                              7.46%

During the period shown in the bar chart, the highest return for a quarter was 5.94% (quarter ended 06/30/95) and the lowest return for a quarter was -2.89% (quarter ended 03/31/94). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 2.77%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                      PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                         YEAR        YEARS      INCEPTION(1)
--------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio Class 1                              7.46%       4.79%          5.81%
--------------------------------------------------------------------------------------------------
 Lehman Brothers Corporate Bond Index(2)                      10.12%       7.12%          7.27%
--------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is July 1, 1993.

(2) The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

--------------------------------------------------------------------------------

                             GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GLOBAL BOND PORTFOLIO CLASS 1
                                                              ------------------------------
1994                                                                       -4.65%
1995                                                                       17.64%
1996                                                                        9.36%
1997                                                                       10.03%
1998                                                                       10.87%
1999                                                                       -1.05%
2000                                                                        9.27%
2001                                                                        5.05%
2002                                                                        5.88%

During the period shown in the bar chart, the highest return for a quarter was 5.66% (quarter ended 09/30/98) and the lowest return for a quarter was -3.97% (quarter ended 03/31/94). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 1.56%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                  PAST ONE       PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                     YEAR           YEARS      INCEPTION(1)
-------------------------------------------------------------------------------------------------
 Global Bond Portfolio Class 1                             5.88%          5.92%          6.91%
-------------------------------------------------------------------------------------------------
 J.P. Morgan Global Government Bond Index (hedged)(2)      8.40%          7.42%          7.94%
-------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is July 1, 1993.

(2) The J.P. Morgan Global Government Bond Index (hedged) tracks the performance of bonds throughout the world, including issues from Europe, Australia, the Far East and the United States.

--------------------------------------------------------------------------------

                           HIGH-YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                            HIGH-YIELD BOND PORTFOLIO CLASS 1
                                                            ---------------------------------
1994                                                                      -5.52%
1995                                                                      14.24%
1996                                                                      14.57%
1997                                                                      14.42%
1998                                                                      -2.95%
1999                                                                       6.50%
2000                                                                      -9.30%
2001                                                                      -4.30%
2002                                                                      -5.93%

During the period shown in the bar chart, the highest return for a quarter was 7.38% (quarter ended 09/30/97) and the lowest return for a quarter was -8.40% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 5.62%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                     PAST ONE      PAST FIVE      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                        YEAR          YEARS     INCEPTION(1)
--------------------------------------------------------------------------------------------------
 High-Yield Bond Portfolio Class 1                            -5.93%        -3.34%        3.07%
--------------------------------------------------------------------------------------------------
 Merrill Lynch High-Yield Master Index(2)                     -1.14%         1.24%        6.00%
--------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Merrill Lynch High-Yield Master Index includes publicly placed, nonconvertible, coupon-bearing U.S. domestic debt with a maturity of at least one year. Par amounts of all issues at the beginning and ending of each reporting period must be at least $10,000. Issues included in the index must have a rating that is less than investment grade but not in default.

--------------------------------------------------------------------------------

                        WORLDWIDE HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                     WORLDWIDE HIGH INCOME PORTFOLIO CLASS 1
                                                     ---------------------------------------
1995                                                                  20.97%
1996                                                                  25.32%
1997                                                                  15.54%
1998                                                                 -17.07%
1999                                                                  19.31%
2000                                                                  -2.96%
2001                                                                  -3.20%
2002                                                                  -0.39%

During the period shown in the bar chart, the highest return for a quarter was 12.07% (quarter ended 06/30/95) and the lowest return for a quarter was -24.35% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 6.04%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE       PAST FIVE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 Worldwide High Income Portfolio Class 1                    -0.39%          -1.53%            5.81%
------------------------------------------------------------------------------------------------------
 First Boston High-Yield Bond Index(2)                       3.01%           1.42%            5.87%
------------------------------------------------------------------------------------------------------
 J.P. Morgan EMBI Global Index(3)                           13.11%           7.58%           12.38%
------------------------------------------------------------------------------------------------------
 Blended Index(4)                                            8.11%           4.78%            9.38%
------------------------------------------------------------------------------------------------------
 Blended Index(5)                                            8.71%           4.49%            9.45%
------------------------------------------------------------------------------------------------------
 J.P. Morgan EMBI Plus(6)                                   14.24%           7.18%           12.61%
------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception returns for the comparative indices are as of the inception date month end.

(2) The First Boston High-Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated B or lower.

(3) The J.P. Morgan EMBI Global Index is a market-weighted index composed of U.S. dollar denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

(4) Effective August 1, 2002, the Portfolio selected a blended index comprised 50% of First Boston High-Yield Bond Index and 50% of J.P. Morgan Emerging Markets Bond Index (EMBI) Global Index for index comparison purposes, rather than First Boston High-Yield Bond Index and J.P. Morgan EMBI Plus. The Blended Index as modified better matches the asset and country composition of the Portfolio.

(5) Prior to August 1, 2002, the Portfolio used a blended index comprised 50% of the First Boston High-Yield Bond Index and 50% of the J.P. Morgan Emerging Markets Bond Index (EMBI) Plus.

(6) The J.P. Morgan EMBI Plus is a market-weighted index composed of all Brady Bonds outstanding; it includes Argentina, Brazil, Mexico, Nigeria, the Philippines and Venezuela.

--------------------------------------------------------------------------------

                         SUNAMERICA BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                      SUNAMERICA BALANCED PORTFOLIO CLASS 1
                                                      -------------------------------------
1997                                                                  24.48%
1998                                                                  24.61%
1999                                                                  21.40%
2000                                                                  -9.43%
2001                                                                 -13.14%
2002                                                                 -15.18%

During the period shown in the bar chart, the highest return for a quarter was 15.55% (quarter ended 12/31/98) and the lowest return for a quarter was -11.19% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -1.86%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE       PAST FIVE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 SunAmerica Balanced Portfolio Class 1                      -15.18%          0.19%            5.10%
------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%         -0.58%            5.83%
------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)                     10.26%          7.54%            8.17%
------------------------------------------------------------------------------------------------------
 Blended Index(4)                                            -9.05%          3.16%            6.95%
------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 3, 1996.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(4) The Blended Index consists of 55% S&P 500 Index, 35% Lehman Brothers U.S. Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          MFS TOTAL RETURN PORTFOLIO CLASS 1
                                                          ----------------------------------
1995                                                                     27.64%
1996                                                                      9.94%
1997                                                                     16.90%
1998                                                                     19.53%
1999                                                                      2.88%
2000                                                                     17.01%
2001                                                                      0.52%
2002                                                                     -4.85%

During the period shown in the bar chart, the highest return for a quarter was 13.55% (quarter ended 12/31/98) and the lowest return for a quarter was -8.16% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -2.53%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE       PAST FIVE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio Class 1                          -4.85%          6.60%           10.44%
------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%         -0.58%            9.78%
------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)                     10.26%          7.54%            8.49%
------------------------------------------------------------------------------------------------------
 Blended Index(4)                                            -9.05%          3.16%            9.19%
------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception returns for the comparative indices are as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(4) The Blended Index consists of 35% Lehman Brothers U.S. Aggregate Index, 55% S&P 500 Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

--------------------------------------------------------------------------------

                           ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          ASSET ALLOCATION PORTFOLIO CLASS 1
                                                          ----------------------------------
1994                                                                     -0.26%
1995                                                                     26.29%
1996                                                                     18.95%
1997                                                                     21.81%
1998                                                                      3.32%
1999                                                                      9.44%
2000                                                                     -0.31%
2001                                                                     -2.85%
2002                                                                     -7.51%

During the period shown in the bar chart, the highest return for a quarter was 11.05% (quarter ended 06/30/97) and the lowest return for a quarter was -8.76% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.78%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE       PAST FIVE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 Asset Allocation Portfolio Class 1                          -7.51%          0.25%            7.32%
------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%         -0.58%            9.31%
------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)                     10.26%          7.54%            7.16%
------------------------------------------------------------------------------------------------------
 Blended Index(4)                                            -9.81%          3.10%            8.79%
------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is July 1, 1993.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(4) The Blended Index consists of 40% Lehman Brothers U.S. Aggregate Index and 60% S&P 500 Index.

--------------------------------------------------------------------------------

                           TELECOM UTILITY PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                           TELECOM UTILITY PORTFOLIO CLASS 1
                                                           ---------------------------------
1997                                                                     25.73%
1998                                                                     14.04%
1999                                                                      1.78%
2000                                                                     -9.00%
2001                                                                    -13.76%
2002                                                                    -23.77%

During the period shown in the bar chart, the highest return for a quarter was 12.85% (quarter ended 12/31/97) and the lowest return for a quarter was -18.24% (quarter ended 9/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -4.11%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                   PAST ONE        PAST FIVE          SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)                     YEAR            YEARS           INCEPTION(1)
---------------------------------------------------------------------------------------------------------
 Telecom Utility Portfolio Class 1                          -23.77%          -7.03%             -0.71%
---------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%          -0.58%              5.83%
---------------------------------------------------------------------------------------------------------
 S&P Utility Index(3)                                       -29.99%          -4.41%              1.15%
---------------------------------------------------------------------------------------------------------
 S&P Telecommunications Services Index(3)                   -34.05%          -8.47%             -0.99%
---------------------------------------------------------------------------------------------------------
 Blended Index(3)                                           -31.29%          -5.72%              0.89%
---------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 3, 1996.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Blended Index is comprised of 35% S&P Utility Index and 65% S&P Telecommunication Services Index (formerly, the S&P Communications Service Index), on a market capitalization weighted basis. The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries. The S&P Telecommunication Services Index is comprised of the companies listed in the telecommunications sectors of the S&P 400, 500, and 600. Created in July of 1996, the S&P Telecommunication Services Index includes cellular and wireless service providers including pagers, long distance providers and the telephone group companies (local service providers). Index change is a name change; the composition of the index remained substantially consistent.

--------------------------------------------------------------------------------

                            EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                             EQUITY INCOME PORTFOLIO CLASS 1
                                                             -------------------------------
1999                                                                       4.16%
2000                                                                      12.22%
2001                                                                      -4.22%
2002                                                                     -16.84%

During the period shown in the bar chart, the highest return for a quarter was 8.19% (quarter ended 12/31/02) and the lowest return for a quarter was -16.56% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -4.57%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                      PAST ONE        SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)                        YEAR          INCEPTION(1)
----------------------------------------------------------------------------------------
 Equity Income Portfolio Class 1                               -16.84%          -0.56%
----------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%          -6.78%
----------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is December 14, 1998. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              EQUITY INDEX PORTFOLIO CLASS 1
                                                              ------------------------------
1999                                                                       17.14%
2000                                                                       -9.46%
2001                                                                      -12.26%
2002                                                                      -22.42%

During the period shown in the bar chart, the highest return for a quarter was 14.57% (quarter ended 12/31/99) and the lowest return for a quarter was -17.20% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -3.21%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                      PAST ONE     SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)                        YEAR       INCEPTION(1)
------------------------------------------------------------------------------------
 Equity Index Portfolio Class 1                                -22.42%      -6.05%
------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%      -6.78%
------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is December 14, 1998. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                            GROWTH-INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                       GROWTH-INCOME BOND PORTFOLIO CLASS 1
                                                       -------------------------------------
1994                                                                   -2.61%
1995                                                                   34.10%
1996                                                                   24.06%
1997                                                                   33.91%
1998                                                                   30.74%
1999                                                                   30.04%
2000                                                                   -8.34%
2001                                                                  -15.90%
2002                                                                  -21.15%

During the period shown in the bar chart, the highest return for a quarter was 28.51% (quarter ended 12/31/98) and the lowest return for a quarter was -19.39% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.81%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                   PAST ONE    PAST FIVE     SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)                     YEAR        YEARS       INCEPTION(1)
----------------------------------------------------------------------------------------------
 Growth-Income Portfolio Class 1                            -21.15%       0.66%        9.36%
----------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%      -0.58%        9.26%
----------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                      FEDERATED AMERICAN LEADERS PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                               FEDERATED AMERICAN LEADERS PORTFOLIO CLASS 1
                                               --------------------------------------------
1997                                                               31.43%
1998                                                               17.96%
1999                                                                6.19%
2000                                                                2.39%
2001                                                               -2.33%
2002                                                              -19.78%

During the period shown in the bar chart, the highest return for a quarter was 16.10% (quarter ended 12/31/98) and the lowest return for a quarter was -19.38% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -5.67%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                   PAST ONE    PAST FIVE     SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)                     YEAR        YEARS       INCEPTION(1)
----------------------------------------------------------------------------------------------
 Federated American Leaders Portfolio Class 1(2)            -19.78%       0.10%        5.59%
----------------------------------------------------------------------------------------------
 S&P 500/Barra Value Index(3)                               -20.86%      -0.85%        5.15%
----------------------------------------------------------------------------------------------
 S&P 500 Index(4)                                           -22.10%      -0.58%        5.83%
----------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 3, 1996.

(2) Prior to May 1, 2003, the Federated American Leaders Portfolio was named the Federated Value Portfolio.

(3) Effective May 1, 2003, the Portfolio has selected the S&P 500/Barra Value Index for performance comparisons. These indices are designed to differentiate between fast growing companies and slower growing or undervalued companies. Standard & Poor's and Barra cooperate to employ a price to book value calculation, whereby the market capitalization of an index (S&P 500, S&P MidCap 400, S&P SmallCap 600) is divided equally between growth and value. The growth and value definition are only available on the U.S. indices. The indices are rebalanced twice per year. The change in indices was made because the S&P/Barra Value Index correlates closely to the Portfolio's peer group.

(4) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                         DAVIS VENTURE VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                       DAVIS VENTURE VALUE PORTFOLIO CLASS 1
                                                       -------------------------------------
1995                                                                   37.45%
1996                                                                   24.76%
1997                                                                   34.32%
1998                                                                   13.73%
1999                                                                   16.11%
2000                                                                    9.47%
2001                                                                  -11.32%
2002                                                                  -16.77%

During the period shown in the bar chart, the highest return for a quarter was 21.07% (quarter ended 12/31/98) and the lowest return for a quarter was -14.87% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -4.66%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Davis Venture Value Portfolio Class 1                      -16.77%       1.30%         11.51%
------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%      -0.58%          9.78%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                        "DOGS" OF WALL STREET PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                       "DOGS" OF WALL STREET PORTFOLIO CLASS 1
                                                      -----------------------------------------
1999                                                                     -7.08%
2000                                                                      2.94%
2001                                                                      7.91%
2002                                                                     -6.57%

During the period shown in the bar chart, the highest return for a quarter was 15.56% (quarter ended 06/30/99) and the lowest return for a quarter was -16.32% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -9.81%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                      PAST ONE     SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)                        YEAR       INCEPTION(1)
------------------------------------------------------------------------------------
 "Dogs" of Wall Street Portfolio Class 1                        -6.57%      -0.89%
------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%      -3.31%
------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is April 1, 1998.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those of smaller companies.

      --------------------------------------------------------------------------

                             ALLIANCE GROWTH PORTFOLIO
   -----------------------------------------------------------------------------

                                    (CLASS 1)*

                                    (BAR CHART)

                                                           ALLIANCE GROWTH PORTFOLIO CLASS 1
                                                           ---------------------------------
1994                                                                     -2.16%
1995                                                                     43.79%
1996                                                                     29.11%
1997                                                                     31.43%
1998                                                                     52.23%
1999                                                                     33.07%
2000                                                                    -19.47%
2001                                                                    -14.00%
2002                                                                    -31.26%

During the period shown in the bar chart, the highest return for a quarter was 32.57% (quarter ended 12/31/98) and the lowest return for a quarter was -16.67% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.86%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio Class 1                          -31.26%      -0.72%         10.00%
------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(2)                               -27.88%      -3.84%          6.89%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is February 9, 1993.

(2) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                        GOLDMAN SACHS RESEARCH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                   GOLDMAN SACHS RESEARCH PORTFOLIO CLASS 1
                                                   ----------------------------------------
2001                                                                -25.20%
2002                                                                -28.08%

During the period shown in the bar chart, the highest return for a quarter was 13.35% (quarter ended 12/31/01) and the lowest return for a quarter was -23.15% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -3.62%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Goldman Sachs Research Portfolio Class 1                      -28.08%        -22.68%
---------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%        -17.03%
---------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is July 5, 2000. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                  MFS MASSACHUSETTS INVESTORS TRUST PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                         MFS MASSACHUSETTS INVESTORS TRUST PORTFOLIO CLASS 1
                                         ---------------------------------------------------
1994                                                            -8.01%
1995                                                            32.10%
1996                                                            15.99%
1997                                                            23.22%
1998                                                            29.28%
1999                                                             5.93%
2000                                                            -0.32%
2001                                                           -16.04%
2002                                                           -21.00%

During the period shown in the bar chart, the highest return for a quarter was 22.03% (quarter ended 12/31/98) and the lowest return for a quarter was -15.56% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -3.95%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
-------------------------------------------------------------------------------------------------
 MFS Massachusetts Investors Trust Portfolio Class 1(2)     -21.00%      -1.97%          5.75%
-------------------------------------------------------------------------------------------------
 S&P 500 Index(3)                                           -22.10%      -0.58%          9.26%
-------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) Prior to May 1, 2003, the MFS Massachusetts Investors Trust Portfolio was named the MFS Growth and Income Portfolio.

(3) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                        PUTNAM GROWTH: VOYAGER PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                   PUTNAM GROWTH: VOYAGER PORTFOLIO CLASS 1
                                                   ----------------------------------------
1994                                                                 -1.57%
1995                                                                 24.75%
1996                                                                 20.37%
1997                                                                 32.48%
1998                                                                 34.76%
1999                                                                 29.71%
2000                                                                -18.06%
2001                                                                -24.16%
2002                                                                -26.41%

During the period shown in the bar chart, the highest return for a quarter was 25.28% (quarter ended 12/31/98) and the lowest return for a quarter was -19.65% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -1.60%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Putnam Growth: Voyager Portfolio Class 1(2)                -26.41%      -4.38%         4.92%
------------------------------------------------------------------------------------------------
 Russell 1000(R) Growth Index(3)                            -27.88%      -3.84%         6.89%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is February 9, 1993.

(2) Prior to May 1, 2003, the Putnam Growth: Voyager Portfolio was named the Putnam Growth Portfolio.

(3) The Russell 1000(R) Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                           BLUE CHIP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          BLUE CHIP GROWTH PORTFOLIO CLASS 1
                                                          ----------------------------------
2001                                                                    -20.87%
2002                                                                    -29.26%

During the period shown in the bar chart, the highest return for a quarter was 12.86% (quarter ended 12/31/01) and the lowest return for a quarter was -19.10% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -1.03%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Blue Chip Growth Portfolio Class 1                            -29.26%        -25.00%
---------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%        -17.03%
---------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is July 5, 2000. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                             REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              REAL ESTATE PORTFOLIO CLASS 1
                                                              -----------------------------
1998                                                                     -15.36%
1999                                                                      -7.42%
2000                                                                       23.8%
2001                                                                          6%
2002                                                                       6.26%

During the period shown in the bar chart, the highest return for a quarter was 11.98% (quarter ended 06/30/99) and the lowest return for a quarter was -11.07% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 3.39%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
-------------------------------------------------------------------------------------------------
 Real Estate Portfolio Class 1                               6.26%       1.79%           4.69%
-------------------------------------------------------------------------------------------------
 Morgan Stanley REIT Index(2)                                3.64%       3.30%           6.16%
-------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 2, 1997.

(2) The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

--------------------------------------------------------------------------------

                         SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                      SMALL COMPANY VALUE PORTFOLIO CLASS 1
                                                      -------------------------------------
1999                                                                   6.15%
2000                                                                  17.04%
2001                                                                   4.50%
2002                                                                  -8.63%

During the period shown in the bar chart, the highest return for a quarter was 19.24% (quarter ended 06/30/99) and the lowest return for a quarter was -19.87% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -8.62%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 Small Company Value Portfolio Class 1**                       -8.63%        5.45%
--------------------------------------------------------------------------------------
 Russell 2000(R) Value Index(2)                               -11.43%        5.14%
--------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

** Prior to August 28, 2002, the Portfolio was managed by U.S. Bancorp Asset Management. Franklin Advisory Services, LLC assumed subadvisory duties August 28, 2002.

(1) Inception date for the Portfolio is December 14, 1998. The since inception return for the comparative index is as of the inception date month end.

(2) The Russell 2000(R) Value Index measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values.

--------------------------------------------------------------------------------

                          MFS MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                        MFS MID-CAP GROWTH PORTFOLIO CLASS 1
                                                        ------------------------------------
2000                                                                     9.61%
2001                                                                   -22.62%
2002                                                                   -47.17%

During the period shown in the bar chart, the highest return for a quarter was 26.80% (quarter ended 12/31/01) and the lowest return for a quarter was -35.89% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.17%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 MFS Mid-Cap Growth Portfolio Class 1                         -47.17%        -7.74%
--------------------------------------------------------------------------------------
 Russell 2000(R) Index(2)                                     -20.48%         0.28%
--------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is April 1, 1999.

(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                         AGGRESSIVE GROWTH PORTFOLIO CLASS 1
                                                         -----------------------------------
1997                                                                    12.35%
1998                                                                    17.43%
1999                                                                    84.66%
2000                                                                   -15.25%
2001                                                                   -31.70%
2002                                                                   -24.71%

During the period shown in the bar chart, the highest return for a quarter was 53.68% (quarter ended 12/31/99) and the lowest return for a quarter was -27.42% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -2.65%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio Class 1                        -24.71%      -1.12%         1.71%
------------------------------------------------------------------------------------------------
 Russell 3000(R) Index(2)                                   -21.54%      -0.71%         5.30%
------------------------------------------------------------------------------------------------
 Russell 2000(R) Index(3)                                   -20.48%      -1.36%         2.24%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)Inception date for the Portfolio is June 3, 1996.

(2)Effective May 1, 2003, the Portfolio has selected the Russell 3000(R) Index for performance comparisons. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The change in indices was made because the Russell 3000(R) Index is more representative of the Portfolio's investment strategy.

(3)The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------

                         GROWTH OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                      GROWTH OPPORTUNITIES PORTFOLIO CLASS 1
                                                      --------------------------------------
2001                                                                  -33.17%
2002                                                                  -39.83%

During the period shown in the bar chart, the highest return for a quarter was 18.49% (quarter ended 12/31/01) and the lowest return for a quarter was -25.14% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 2.25%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Growth Opportunities Portfolio Class 1                        -39.83%        -33.90%
---------------------------------------------------------------------------------------
 S&P Mid Cap 400 Index(2)                                      -14.51%         -4.17%
---------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is July 5, 2000. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P Mid Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is also a market-value weighted index.

--------------------------------------------------------------------------------

                            MARSICO GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                            MARSICO GROWTH PORTFOLIO CLASS 1
                                                            --------------------------------
2001                                                                     -13.53%
2002                                                                     -11.24%

During the period shown in the bar chart, the highest return for a quarter was 10.85% (quarter ended 12/31/01) and the lowest return for a quarter was -14.66% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 0.52%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Marsico Growth Portfolio Class 1                              -11.24%        -12.36%
---------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%        -17.15%
---------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is December 29, 2000. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                              TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              TECHNOLOGY PORTFOLIO CLASS 1
                                                              ----------------------------
2001                                                                     -47.63%
2002                                                                     -49.29%

During the period shown in the bar chart, the highest return for a quarter was 40.64% (quarter ended 12/31/01) and the lowest return for a quarter was -45.25% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 0.56%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Technology Portfolio Class 1                                  -49.29%        -49.88%
---------------------------------------------------------------------------------------
 Nasdaq Composite Index(2)                                     -31.53%        -34.86%
---------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is July 5, 2000. The since inception return for the comparative index is as of the inception date month end.

(2) The Nasdaq Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks on The Nasdaq Stock Market.

--------------------------------------------------------------------------------

                   INTERNATIONAL GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                          INTERNATIONAL GROWTH AND INCOME PORTFOLIO CLASS 1
                                          -------------------------------------------------
1998                                                            10.83%
1999                                                            24.18%
2000                                                             1.16%
2001                                                           -22.24%
2002                                                           -20.89%

During the period shown in the bar chart, the highest return for a quarter was 16.93% (quarter ended 12/31/98) and the lowest return for a quarter was -23.49% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -7.82%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 International Growth and Income Portfolio Class 1          -20.89%      -3.05%        -1.67%
------------------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                         -15.94%      -2.89%        -3.20%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 2, 1997.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index represents the foreign stocks of 20 countries in Europe, Australasia and the Far East.

--------------------------------------------------------------------------------

                           GLOBAL EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                            GLOBAL EQUITIES PORTFOLIO CLASS 1
                                                            ---------------------------------
1994                                                                      -0.30%
1995                                                                      19.16%
1996                                                                      14.18%
1997                                                                      15.06%
1998                                                                      22.86%
1999                                                                      30.94%
2000                                                                     -17.26%
2001                                                                     -18.11%
2002                                                                     -26.79%

During the period shown in the bar chart, the highest return for a quarter was 25.50% (quarter ended 12/31/98) and the lowest return for a quarter was -20.67% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -4.02%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR        YEARS      INCEPTION(1)
---------------------------------------------------------------------------------------------------
 Global Equities Portfolio Class 1                             -26.79%      -4.41%         3.93%
---------------------------------------------------------------------------------------------------
 MSCI World Index(2)                                           -19.89%      -2.11%         6.08%
---------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) World Index measures the performance of companies representative of the market structure of 23 developed market countries in North America, Europe and Asia/Pacific regions.

--------------------------------------------------------------------------------

                  INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                         INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO CLASS 1
                                         ----------------------------------------------------
1995                                                             10.34%
1996                                                              9.31%
1997                                                              6.37%
1998                                                             18.53%
1999                                                             24.59%
2000                                                            -18.32%
2001                                                            -24.02%
2002                                                            -28.48%

During the period shown in the bar chart, the highest return for a quarter was 17.56% (quarter ended 12/31/99) and the lowest return for a quarter was -26.49% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -8.07%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 International Diversified Equities Portfolio Class 1       -28.48%      -8.10%        -2.51%
------------------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                         -15.94%      -2.89%        -0.09%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index measures the performance of companies representative of the midcap structure of 21 countries in Europe, Australasia and the Far East.

--------------------------------------------------------------------------------

                           EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          EMERGING MARKETS PORTFOLIO CLASS 1
                                                          ----------------------------------
1998                                                                    -24.27%
1999                                                                     77.45%
2000                                                                    -36.38%
2001                                                                     -1.76%
2002                                                                     -7.14%

During the period shown in the bar chart, the highest return for a quarter was 38.80% (quarter ended 12/31/99) and the lowest return for a quarter was -22.17% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -6.86%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                      PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                         YEAR        YEARS      INCEPTION(1)
--------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio Class 1                           -7.14%       -4.85%        -7.41%
--------------------------------------------------------------------------------------------------
 MSCI Emerging Markets Free Index(2)                          -6.00%       -4.58%        -8.05%
--------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 2, 1997.

(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

                         (This page intentionally left blank)

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on Class 1 shares if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                      CASH MANAGEMENT   CORPORATE BOND   GLOBAL BOND   HIGH-YIELD BOND   WORLDWIDE HIGH INCOME
                         PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO            PORTFOLIO
                      ---------------   --------------   -----------   ---------------   ----------------------
                          CLASS 1          CLASS 1         CLASS 1         CLASS 1              CLASS 1
                      ---------------   --------------   -----------   ---------------   ----------------------
Management Fees            0.48%             0.59%          0.68%           0.64%                 1.00%
Distribution and/or
  Service (12b-1)
  Fees                     0.00%             0.00%          0.00%           0.00%                 0.00%
Other Expenses             0.04%             0.06%          0.12%           0.11%                 0.15%
Total Annual
  Portfolio
  Operating Expenses       0.52%             0.65%          0.80%           0.75%                 1.15%

                      SUNAMERICA BALANCED   MFS TOTAL RETURN   ASSET ALLOCATION   TELECOM UTILITY
                           PORTFOLIO          PORTFOLIO(1)        PORTFOLIO        PORTFOLIO(1)
                      -------------------   ----------------   ----------------   ---------------
                            CLASS 1             CLASS 1            CLASS 1            CLASS 1
                      -------------------   ----------------   ----------------   ---------------
Management Fees               0.61%               0.65%              0.60%             0.75%
Distribution and/or
  Service (12b-1)
  Fees                        0.00%               0.01%              0.00%             0.07%
Other Expenses                0.07%               0.06%              0.06%             0.13%
Total Annual
  Portfolio
  Operating Expenses          0.68%               0.72%              0.66%             0.95%

                       EQUITY INCOME     EQUITY INDEX    GROWTH-INCOME    FEDERATED AMERICAN
                       PORTFOLIO(2)      PORTFOLIO(2)    PORTFOLIO(1)    LEADERS PORTFOLIO(1)
                      ---------------   --------------   -------------   --------------------
                          CLASS 1          CLASS 1          CLASS 1            CLASS 1
                      ---------------   --------------   -------------   --------------------
Management Fees            0.65%             0.40%            0.54%              0.69%
Distribution and/or
  Service (12b-1)
  Fees                     0.00%             0.00%            0.01%              0.01%
Other Expenses             0.89%             0.18%            0.04%              0.06%
Total Annual
  Portfolio
  Operating Expenses       1.54%             0.58%            0.59%              0.76%

                      DAVIS VENTURE VALUE    "DOGS" OF WALL STREET    ALLIANCE GROWTH   GOLDMAN SACHS RESEARCH
                           PORTFOLIO               PORTFOLIO             PORTFOLIO           PORTFOLIO(2)
                      -------------------   -----------------------   ---------------   ----------------------
                            CLASS 1                 CLASS 1               CLASS 1              CLASS 1
                      -------------------   -----------------------   ---------------   ----------------------
Management Fees               0.71%                  0.60%                  0.61%                1.20%
Distribution and/or
  Service (12b-1)
  Fees                        0.00%                  0.00%                  0.00%                0.00%
Other Expenses                0.04%                  0.09%                  0.04%                0.24%
Total Annual
  Portfolio
  Operating Expenses          0.75%                  0.69%                  0.65%                1.44%

                                                           PUTNAM GROWTH:                                       SMALL COMPANY
                            MFS MASSACHUSETTS INVESTORS       VOYAGER        BLUE CHIP GROWTH    REAL ESTATE        VALUE
                                TRUST PORTFOLIO(1)          PORTFOLIO(1)       PORTFOLIO(2)       PORTFOLIO     PORTFOLIO(2)
                            ---------------------------    --------------    ----------------    -----------    -------------
                                      CLASS 1                 CLASS 1            CLASS 1           CLASS 1         CLASS 1
                            ---------------------------    --------------    ----------------    -----------    -------------
Management Fees                        0.70%                   0.80%              0.70%             0.79%           1.00%
Distribution and/or
  Service (12b-1) Fees                 0.02%                   0.01%              0.00%             0.00%           0.00%
Other Expenses                         0.06%                   0.05%              0.24%             0.10%           1.08%
Total Annual Portfolio
  Operating Expenses                   0.78%                   0.86%              0.94%             0.89%           2.08%

                                    MFS MID-CAP              AGGRESSIVE           GROWTH           MARSICO
                                      GROWTH                   GROWTH         OPPORTUNITIES         GROWTH        TECHNOLOGY
                                   PORTFOLIO(1)              PORTFOLIO         PORTFOLIO(2)      PORTFOLIO(2)    PORTFOLIO(1)
                            ---------------------------    --------------    ----------------    ------------    -------------
                                      CLASS 1                 CLASS 1            CLASS 1           CLASS 1          CLASS 1
                            ---------------------------    --------------    ----------------    ------------    -------------
Management Fees                        0.75%                   0.71%              0.75%             0.85%            1.20%
Distribution and/or
  Service (12b-1) Fees                 0.02%                   0.00%              0.00%             0.00%            0.02%
Other Expenses                         0.07%                   0.06%              0.32%             0.19%            0.28%
Total Annual Portfolio
  Operating Expenses                   0.84%                   0.77%              1.07%             1.04%            1.50%

                               INTERNATIONAL GROWTH                             INTERNATIONAL        EMERGING
                                    AND INCOME             GLOBAL EQUITIES       DIVERSIFIED          MARKETS
                                     PORTFOLIO                PORTFOLIO       EQUITIES PORTFOLIO     PORTFOLIO
                            ---------------------------    ---------------    ------------------    -----------
                                      CLASS 1                  CLASS 1             CLASS 1            CLASS 1
                            ---------------------------    ---------------    ------------------    -----------
Management Fees                        0.96%                    0.76%                1.00%             1.25%
Distribution and/or
  Service (12b-1) Fees                 0.00%                    0.00%                0.00%             0.00%
Other Expenses                         0.26%                    0.17%                0.22%             0.28%
Total Annual Portfolio
  Operating Expenses                   1.22%                    0.93%                1.22%             1.53%

---------------

(1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's distribution fees have been reduced. "Distribution and/or Service (12b-1) Fees" does not take into account this expense reduction and are therefore higher than the actual "Distribution and/or Service (12b-1) Fees" of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" for Class 1 would have been as follows:

                                                CLASS 1
                                                -------
MFS Total Return Portfolio                       0.71%
Telecom Utility Portfolio                        0.88%
Growth-Income Portfolio                          0.58%
Federated American Leaders Portfolio             0.75%
MFS Massachusetts Investors Trust
  Portfolio                                      0.76%
Putnam Growth: Voyager Portfolio                 0.85%
MFS Mid-Cap Growth Portfolio                     0.82%
Technology Portfolio                             1.48%

(2) The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the following Portfolio classes do not exceed the amounts set forth below:

                                                CLASS 1
                                                -------
Equity Income Portfolio                          1.35%
Equity Index Portfolio                           0.55%
Goldman Sachs Research Portfolio                 1.35%
Blue Chip Growth Portfolio                       0.85%
Small Company Value Portfolio                    1.60%
Growth Opportunities Portfolio                   1.00%
Marsico Growth Portfolio                         1.00%

    These waivers and reimbursements will continue indefinitely, but may be terminated at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the gross expenses shown in the fee tables, your costs would be:

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Cash Management Portfolio.................................   $ 53     $167      $291      $  653
Corporate Bond Portfolio..................................     66      208       362         810
Global Bond Portfolio.....................................     82      255       444         990
High-Yield Bond Portfolio.................................     77      240       417         930
Worldwide High Income Portfolio...........................    117      365       633       1,398
SunAmerica Balanced Portfolio.............................     69      218       379         847
MFS Total Return Portfolio*...............................     74      230       401         894
Asset Allocation Portfolio................................     67      211       368         822
Telecom Utility Portfolio*................................     97      303       526       1,166
Equity Income Portfolio*..................................    157      486       839       1,835
Equity Index Portfolio*...................................     59      186       324         726
Growth-Income Portfolio*..................................     60      189       329         738
Federated American Leaders Portfolio*.....................     78      243       422         942
Davis Venture Value Portfolio.............................     77      240       417         930
"Dogs" of Wall Street Portfolio...........................     70      221       384         859
Alliance Growth Portfolio.................................     66      208       362         810
Goldman Sachs Research Portfolio*.........................    147      456       787       1,724
MFS Massachusetts Investors Trust Portfolio*..............     80      249       433         966
Putnam Growth: Voyager Portfolio*.........................     88      274       477       1,061
Blue Chip Growth Portfolio*...............................     96      300       520       1,155
Real Estate Portfolio.....................................     91      284       493       1,096
Small Company Value Portfolio*............................    211      652     1,119       2,410
MFS Mid-Cap Growth Portfolio*.............................     86      268       466       1,037
Aggressive Growth Portfolio...............................     79      246       428         954
Growth Opportunities Portfolio*...........................    109      340       590       1,306
Marsico Growth Portfolio*.................................    106      331       574       1,271
Technology Portfolio*.....................................    153      474       818       1,791
International Growth and Income Portfolio.................    124      387       670       1,477
Global Equities Portfolio.................................     95      296       515       1,143
International Diversified Equities Portfolio..............    124      387       670       1,477
Emerging Markets Portfolio................................    156      483       834       1,824

* The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from directed brokerage arrangements. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time. The following are your costs after these fee waivers and/or expense reimbursements and expense reductions.

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEAR
                                                            ------   -------   -------   --------
Equity Index Portfolio....................................   $ 56     $176      $307      $  689
Federated American Leaders Portfolio......................     77      240       417         930

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Class 1 shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("SAAMCo"), the Trust's investment adviser and manager. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. Class 1 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class 2 and 3 shares are offered through a separate prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

DISTRIBUTION (12b-1) PLAN

Class 1 shares of each Portfolio (other than the Cash Management Portfolio) are subject to distribution fees pursuant to a Rule 12b-1 plan. Each Portfolio may participate in directed brokerage programs whereby a portion of the brokerage commissions generated by a Portfolio will be used to make payments to AIG SunAmerica Capital Services, Inc. (the "Distributor"). The Distributor will use the money to pay for expenses designed to promote the sale of Class 1 shares of each Portfolio. Such payments to the Distributor will not exceed an annual rate of 0.75% of the average daily net assets of Class 1 shares of each Portfolio. Because these distribution fees are paid for out of directed brokerage, these fees will not increase the cost of your investment or affect your return.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. Securities for which quotations are not readily available or if a development/event occurs that may significantly impact the value of the securities then these securities are fair valued as determined pursuant to procedures adopted in good faith under the direction of the Trust's Trustees.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 1 shares are subject to distribution fees pursuant to a 12b-1 plan.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENT. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

    ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET AND GOLDMAN SACHS
                              RESEARCH PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGY FOR THE "DOGS" OF WALL STREET PORTFOLIO

The "DOGS" OF WALL STREET PORTFOLIO employs a passively managed "buy and hold" strategy that annually selects the following 30 stocks: (1) the 10 highest yielding common stocks in the Dow Jones Industrial Average and (2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The stocks in the Portfolio will not change over the course of the year, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. The annual selection of the thirty stocks that meet these criteria takes place no later than January 15th, on the basis of information as of the preceding December 31st. Immediately after the Portfolio buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the Portfolio will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, the Adviser invests the additional funds in the selected stocks based on each stock's respective percentage of the Portfolio's assets. Due to purchases and redemptions of Portfolio shares during the year and changes in the market value of the stocks held by the Portfolio, it is likely that the weightings of the stocks in the Portfolio will fluctuate throughout the course of the year. This may result in the Portfolio investing more than 25% of its assets in the securities of issuers in the same industry, to the extent such investments are selected according to the Portfolio's stock selection criteria.

INVESTMENT STRATEGY FOR THE GOLDMAN SACHS RESEARCH PORTFOLIO

The Goldman Sachs Research Portfolio will invest at least 80% of its net assets in equity investments selected for their potential to achieve capital appreciation over the long term. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 40-50 companies that are considered by its Subadviser to be positioned for long-term growth or are positioned as value opportunities which, in the Subadviser's view, have identifiable competitive advantages and whose intrinsic value is not reflected in the stock price.

The Portfolio may invest in securities of any capitalization. Although the Portfolio will invest primarily in publicly traded U.S. securities (including securities of foreign issuers that are traded in the United States), it may invest up to 20% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

A committee of portfolio managers representing the Subadviser's Value and Growth investment teams will meet regularly to discuss stock selection and portfolio construction for the Portfolio. The Subadviser will rely on research generated by the portfolio managers/analysts that comprise the Subadviser's Value and Growth Investment teams. Under normal circumstances, the Portfolio expects its portfolio to be approximately balanced between value and growth opportunities. The Portfolio will be rebalanced annually or more frequently as opportunities arise.

The Portfolio may invest in the aggregate up to 20% of its net assets in fixed income securities, such as government, corporate and bank debt obligations.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.



------------------------------------------------------------------------------------------------------------------
                                CASH                                                            WORLDWIDE HIGH
                             MANAGEMENT           CORPORATE BOND           GLOBAL BOND              INCOME
------------------------------------------------------------------------------------------------------------------
  What are the          - Fixed income         - Fixed income         - Fixed income         - Foreign securities:
  Portfolio's             securities:            securities:            securities:            - emerging market
  principal               - U.S. treasury        - corporate bonds      - U.S. and non-          government
  investments?              bills                - investment grade       U.S.                   securities
                          - agency discount        fixed income           government           - emerging market
                            notes                  securities             securities             corporate debt
                          - commercial paper     - junk bonds           - investment             instruments
                          - corporate debt       - U.S. government        grade corporate      - Eurobonds
                            instruments            securities             bonds                - Brady bonds
                        - Short-term                                    - mortgage and       - Junk bonds
                          investments                                     asset-backed
                          - repurchase                                    securities
                            agreements                                - Short-term
                          - bank obligations                            investments
                                                                      - Currency
                                                                        transactions
                                                                      - Foreign securities
-----------------------------------------------------------------------------------------------------------------
  What other types of   N/A                    - Fixed income         - Options and futures  - Currency
  investments or                                 securities:          - Forward commitments    transactions
  strategies may the                             - preferred stocks   - Mortgage and         - Illiquid securities
  Portfolio use to a                             - zero coupon,         currency swaps         (up to 15%)
  significant extent?                              deferred interest  - Credit,              - Borrowing for
                                                   and PIK bonds        interest-rate and      temporary or
                                                   (up to 35%)          total return swaps     emergency purposes
                                               - Foreign securities   - Hybrid instruments     (up to 33 1/3%)
                                               - When-issued and      - Deferred interest
                                                 delayed delivery       bonds
                                                 transactions         - Inverse floaters
                                               - Illiquid securities  - Illiquid securities
                                                 (up to 15%)            (up to 15%)
                                               - Pass-through         - Pass-through
                                                 securities             securities
                                               - Convertible          - Borrowing for
                                                 securities             temporary or
                                                                        emergency purposes
                                                                        (up to 33 1/3%)
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------
                              CASH                                                     HIGH-YIELD        WORLDWIDE HIGH
                           MANAGEMENT        CORPORATE BOND       GLOBAL BOND             BOND               INCOME
-----------------------------------------------------------------------------------------------------------------------------
  What other types of  - Short-term        - Short-term        - Mortgage dollar   - Borrowing for     - Hybrid
  investments may the    investments         investments         rolls               temporary or        instruments
  Portfolio use as       - municipal       - Defensive         - Zero coupon,        emergency         - Options and
  part of efficient        obligations       investments         deferred            purposes            Futures
  portfolio                                - Options and         interest and PIK    (up to 33 1/3%)   - Forward
  management or to                           futures             bonds             - Illiquid            commitments
  enhance return?                            (up to 10%)       - Firm commitments    securities
                                           - Borrowing for       and when-issued     (up to 15%)
                                             temporary or        or delayed --     - Loan
                                             emergency           delivery            participations
                                             purposes            transactions        and assignments
                                             (up to 33 1/3%)   - Forward           - Short sales
                                           - Securities          commitments       - Rights
                                             lending           - Loan
                                             (up to 33 1/3%)     participations
                                                                 and assignments
                                                               - Securities
                                                                 lending (up to
                                                                 33 1/3%)
                                                               - Interest rate
                                                                 swaps, caps and
                                                                 collars
-----------------------------------------------------------------------------------------------------------------------------
  What additional      - Interest rate     - Credit quality    - Interest rate     - Credit quality    - Foreign exposure
  risks normally         fluctuations      - Interest rate       fluctuations      - Interest rate     - Emerging markets
  affect the           - Securities          fluctuations      - Credit quality      fluctuations      - Credit quality
  Portfolio?             selection         - Market            - Currency          - Securities        - Interest rate
                                             volatility          volatility          selection           fluctuations
                                           - Small and medium  - Derivatives       - Market            - Illiquidity
                                             sized companies   - Market              volatility        - Securities
                                           - Securities          volatility        - Short sales         selection
                                             selection         - Non-diversified     risks             - Market
                                                                 status                                  volatility
                                                               - Foreign exposure                      - Currency
                                                               - Hedging                                 volatility
                                                               - Securities                            - Derivatives
                                                                 selection                             - Non-diversified
                                                                                                         status
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                  BALANCED OR ASSET ALLOCATION PORTFOLIOS
------------------------------------------------------------------------------------------------------------
                                    SUNAMERICA
                                     BALANCED               MFS TOTAL RETURN           ASSET ALLOCATION
------------------------------------------------------------------------------------------------------------
  What are the Portfolio's   - Equity securities:       - Equity securities (at    - Equity securities:
  principal investments?       - common stocks            least 40%, but not more    - common stocks
                             - Fixed income               than 75%):                 - convertible
                               securities:                - common stocks              securities
                               - U.S. government          - convertible              - warrants
                                 securities                 securities               - rights
                               - corporate debt           - rights                 - Fixed income
                                 instruments            - Fixed income securities    securities:
                                                          (at least 25%):            - U.S. government
                                                          - U.S. government            securities
                                                            securities               - investment grade
                                                          - pass-through               corporate bonds
                                                            securities               - preferred stocks
                                                          - corporate debt           - junk bonds (up to 25%
                                                            instruments                of fixed income
                                                          - preferred stocks           investments)
                                                                                     - senior securities
                                                                                     - pass-through
                                                                                       securities
                                                                                   - REITs
                                                                                   - Registered investment
                                                                                     companies
                                                                                   - Foreign securities
                                                                                   - Hybrid instruments
                                                                                   - Illiquid securities (up
                                                                                     to 15%)
------------------------------------------------------------------------------------------------------------
  What other types of        - Equity securities:       - Foreign securities (up   - Equity securities:
  investments or strategies    - small-cap stocks (up     to 20%):                   - small-cap stocks
  may the Portfolio use to       to 20%)                  - Brady bonds              - convertible
  a significant extent?      - Short-term investments     - depositary receipts        securities
                             - Defensive investments      - fixed income           - Foreign securities:
                             - Foreign securities           securities (U.S.         - ADRs, GDRs and EDRs
                             - Illiquid securities (up      dollar denominated)      - emerging markets
                               to 15%)                  - Junk bonds (up to 20%)   - Equity swaps
                                                        - Securities lending (up   - Hybrid instruments
                                                          to 33 1/3%)              - Currency transactions
                                                        - Emerging markets         - Futures
                                                                                   - Forward commitments
                                                                                   - Mortgage dollar rolls
                                                                                   - Deferred interest bonds
------------------------------------------------------------------------------------------------------------
  What other types of        - Options and futures      - Municipal bonds          - Options and futures
  investments may the        - Currency transactions    - Warrants                 - Short-term investments
  Portfolio use as part of   - Borrowing for temporary  - Zero-coupon, deferred    - Firm commitment
  efficient portfolio          or emergency purposes      interest and PIK bonds     agreements
  management or to enhance     (up to 33 1/3%)            when-issued and          - When-issued and
  return?                    - Securities lending (up     delayed-delivery           delayed-delivery
                               to 33 1/3%)                transactions               transactions
                                                        - Hybrid instruments       - Zero coupon bonds
                                                        - Inverse floaters         - Interest rate swaps,
                                                        - Options and futures        caps, floors and
                                                        - Currency transactions      collars
                                                        - Forward commitments      - Securities lending (up
                                                        - Registered investment      to 33 1/3%)
                                                          companies                - Loan participations and
                                                        - Short-term investments     assignments
                                                        - Loan participations      - Defensive investments
                                                        - Equity swaps             - Borrowing for temporary
                                                                                     or emergency purposes
                                                                                     (up to 33 1/3%)
------------------------------------------------------------------------------------------------------------
  What additional risks      - Market volatility        - Securities selection     - Market volatility
  normally affect the        - Interest rate            - Market volatility        - Securities selection
  Portfolio?                   fluctuations             - Foreign exposure         - Interest rate
                             - Credit quality           - Interest rate              fluctuations
                             - Currency volatility        fluctuations             - Credit quality
                             - Foreign exposure         - Credit quality           - Currency volatility
                             - Derivatives              - Active trading           - Foreign exposure
                             - Hedging                  - Prepayment               - Derivatives
                             - Securities selection                                - Hedging
                                                                                   - Growth stocks
------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                    EQUITY PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------
                                                                                                           FEDERATED
                        TELECOM UTILITY      EQUITY INCOME        EQUITY INDEX       GROWTH-INCOME      AMERICAN LEADERS
-------------------------------------------------------------------------------------------------------------------------
  What are the         - Equity            - Equity            - Equity            - Equity            - Equity
  Portfolio's            securities:         securities:         securities:         securities:         securities:
  principal              - mid-cap stocks    - common stocks     - common stocks     - large-cap         - large-cap
  investments?           - large-cap                                                   stocks              stocks
                           stocks                                                    - mid-cap stocks
                         - small-cap
                           stocks
                         - convertible
                           securities
                       - REITs
-------------------------------------------------------------------------------------------------------------------------
  What other types of  - Fixed income      - Equity            N/A                 - Foreign           - Equity
  investments or         securities:         securities:                             securities          securities:
  strategies may the     - corporate         - convertible                           (up to 25%)         - mid-cap stocks
  Portfolio use to a       bonds               securities                                              - Foreign
  significant extent?    - investment      - Fixed income                                                securities:
                           grade fixed       securities:                                                 - ADRs
                           income            - U.S.
                           securities          government
                         - preferred           securities
                           stocks            - preferred
                                               stocks
                                           - Foreign
                                             securities
                                             (up to 25%)
-------------------------------------------------------------------------------------------------------------------------
  What other types of  - Short-term        - Short-term        - Short-term        - Short-term        - Short-term
  investments may the    investments         investments         investments         investments         investments
  Portfolio use as     - Defensive         - Defensive         - Defensive         - Defensive         - Defensive
  part of efficient      investments         investments         investments         investments         investments
  portfolio            - Options and       - Options and       - Options and       - Borrowing for     - Options and
  management or to       futures             futures             futures             temporary or        futures
  enhance return?      - Borrowing for     - Borrowing for       (up to 10%)         emergency         - Borrowing for
                         temporary or        temporary or      - Borrowing for       purposes            temporary or
                         emergency           emergency           temporary or        (up to 33 1/3%)     emergency
                         purposes (up to     purposes            emergency         - Options and         purposes
                         33 1/3%)            (up to 33 1/3%)     purposes            futures             (up to 33 1/3%)
                       - Securities        - Securities          (up to 33 1/3%)                       - Securities
                         lending             lending           - Securities                              lending
                         (up to 33 1/3%)     (up to 33 1/3%)     lending                                 (up to 33 1/3%)
                       - ETFs              - Illiquid            (up to 33 1/3%)
                                             securities        - Illiquid
                                             (up to 15%)         securities
                                           - Forward             (up to 15%)
                                             commitments       - Small-cap stocks
                                           - Registered        - Registered
                                             investment          investment
                                             companies           companies
                                           - Firm commitments  - Firm commitments
                                           - When-issued and   - When-issued and
                                             delayed-delivery    delayed-delivery
                                             transactions        transactions
                                           - Junk bonds (up
                                             to 20%)
-------------------------------------------------------------------------------------------------------------------------
  What additional      - Market            - Market            - Market            - Market            - Market
  risks normally         volatility          volatility          volatility          volatility          volatility
  affect the           - Utility industry  - Securities        - Passively         - Securities        - Securities
  Portfolio?           - Active trading      selection           managed strategy    selection           selection
                       - Securities        - Active trading    - Active trading    - Active trading
                         selection         - Interest rate                         - Growth stocks
                                             fluctuations
                                           - Foreign exposure
                                           - Credit quality
-------------------------------------------------------------------------------------------------------------------------

---------------------  ----------------------
                         EQUITY PORTFOLIOS
---------------------  ----------------------
                         DAVIS VENTURE
                             VALUE
---------------------  ----------------------
  What are the         - Equity
  Portfolio's            securities:
  principal              - large-cap
  investments?             stocks
-------------------------------------------------
  What other types of  - Mid-cap stocks
  investments or       - Foreign
  strategies may the     securities
  Portfolio use to a
  significant extent?
------------------------------------------------------
  What other types of  - Short-term
  investments may the    investments
  Portfolio use as     - Defensive
  part of efficient      investments
  portfolio            - U.S. government
  management or to       securities
  enhance return?
-----------------------------------------------------------
  What additional      - Market
  risks normally         volatility
  affect the           - Securities
  Portfolio?             selection
----------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                     EQUITY PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------------
                       "DOGS" OF WALL                          GOLDMAN SACHS     MFS MASSACHUSETTS
                           STREET         ALLIANCE GROWTH         RESEARCH        INVESTORS TRUST      MARSICO GROWTH
---------------------------------------------------------------------------------------------------------------------------
  What are the       - Equity            - Equity            - Equity            - Equity            - Equity
  Portfolio's          securities:         securities:         securities:         securities          securities:
  principal            - large-cap         - large-cap         - common stocks     (at least 65%):     - large-cap
  investments?           stocks              stocks            - warrants          - common stocks       stocks
                                                               - rights            - convertible
                                                               - convertible         securities
                                                                 securities      - Fixed income
                                                             - Equity swaps        securities:
                                                               (up to 15%)         - preferred
                                                             - Preferred stocks      stocks
                                                             - Emerging market   - Foreign
                                                               securities          securities:
                                                                                   - depositary
                                                                                     receipts
---------------------------------------------------------------------------------------------------------------------------
  What other types   N/A                 - Foreign           - Small-cap stocks  - Foreign           - Foreign
  of investments                           securities        - Currency            securities          securities
  may the                                  (up to 25%)         transactions        (up to 20%)         (up to 25%)
  Portfolio or                                               - Futures           - Securities        - Fixed income
  strategies use                                             - Foreign             lending             securities:
  to a significant                                             securities (up      (up to 33 1/3%)     - U.S.
  extent?                                                      to 20%)                                   government
                                                             - Hybrid                                    securities
                                                               instruments                             - preferred
                                                               (up to 15%);                              stocks
                                                               - structured                            - junk bonds
                                                                 securities                              (up to 10%)
                                                               - SPDRs (up to                          - investment
                                                                 10%)                                    grade fixed
                                                             - Registered                                income
                                                               investment                                securities
                                                               companies (up to                        - zero-coupon,
                                                               10% and                                   deferred
                                                               including ETFs)                           interest and
                                                             - REITs                                     PIK bonds
                                                             - U.S. government                       - Convertible
                                                               securities                              securities
                                                             - Corporate debt                        - Warrants
                                                               instruments                           - Forward
                                                             - Short-term                              commitment
                                                               investments                             agreements
                                                             - Junk bonds (up                        - When-issued and
                                                               to 10%)                                 delayed-delivery
                                                                                                       transactions
---------------------------------------------------------------------------------------------------------------------------
  What other types   - Short-term        - Short-term        - Options           - Warrants          - Short-term
  of investments       investments         investments       - Currency          - Zero-coupon,        investments
  may the            - Defensive         - Defensive           transactions        deferred          - Defensive
  Portfolio use as     investments         investments       - Forward             interest and PIK    instruments
  part of            - Borrowing for     - Borrowing for       commitments         bonds             - Options and
  efficient            temporary or        temporary or      - When-issued and   - Short sales         futures
  portfolio            emergency           emergency           delayed delivery  - When-issued and   - Borrowing for
  management or to     purposes            purposes          - Borrowing for       delayed-delivery    temporary or
  enhance return?      (up to 33 1/3%)     (up to 33 1/3%)     temporary or        transactions        emergency
                     - Options and       - Options and         emergency         - Futures             purposes
                       futures             futures             purposes (up to   - Currency            (up to 33 1/3%)
                                                               33 1/3%)            transactions      - Illiquid
                                                             - Short sales       - Forward             securities
                                                               (up to 25% and      commitments         (up to 15%)
                                                               only "against     - Registered        - Currency
                                                               the box")           investment          transactions
                                                             - Securities          companies
                                                               lending           - Short-term
                                                               (up to 33 1/3%)     investments
                                                             - Repurchase        - Rights
                                                               agreements        - Emerging markets
                                                             - Custodial
                                                               receipts and
                                                               trust
                                                               certificates
---------------------------------------------------------------------------------------------------------------------------
  What additional    - Market            - Market            - Market            - Market            - Market
  risks normally       volatility          volatility          volatility          volatility          volatility
  affect the         - Securities        - Securities        - Securities        - Securities        - Securities
  Portfolio?           selection           selection           selection           selection           selection
                     - Non-diversified   - Active trading    - Credit quality    - Medium sized      - Non-diversified
                       status            - Growth stocks     - Derivatives         companies           status
                     - Illiquidity                           - Illiquidity       - Growth stocks     - Foreign exposure
                     - Passively                             - Interest rate                         - Technology
                       managed strategy                        fluctuation                             sector
                                                             - Small companies                       - Growth stocks
                                                             - Real estate
                                                               industry
                                                             - Foreign exposure
                                                             - Unseasoned
                                                               companies
                                                             - Growth stocks
                                                             - Short sale risks
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                  EQUITY PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------
                          PUTNAM GROWTH:                                                        SMALL COMPANY
                              VOYAGER           BLUE CHIP GROWTH          REAL ESTATE               VALUE
---------------------------------------------------------------------------------------------------------------------
  What are the         - Equity securities    - Equity securities:   - Equity securities:   - Equity securities:
  Portfolio's                                   - large-cap stocks     - mid-cap stocks       - small-cap stocks
  principal                                     - mid-cap stocks       - small-cap stocks
  investments?                                                       - Fixed income
                                                                       securities:
                                                                       - preferred stocks
                                                                     - REITs
---------------------------------------------------------------------------------------------------------------------
  What other types of  N/A                    - Small-cap stocks     - Convertible stocks   - Fixed income
  investments or                              - Foreign securities   - Foreign securities     securities:
  strategies may the                                                 - Junk bonds             - U.S. government
  Portfolio use to a                                                   (up to 5%)               securities
  significant extent?                                                - Corporate bonds        - corporate debt
                                                                                                instruments
                                                                                              - preferred stocks
                                                                                            - Foreign securities
                                                                                              (up to 25%)
---------------------------------------------------------------------------------------------------------------------
  What other types of  - Short-term           - Short-term           - Short-term           - Short-term
  investments may the    investments            investments            investments            investments
  Portfolio use as     - Currency               (up to 10%)          - Defensive            - Defensive
  part of efficient      transactions         - Defensive              investments            investments
  portfolio            - Defensive              instruments          - U.S. government      - Borrowing for
  management or to       investments          - Options and futures    securities             temporary or
  enhance return?      - Borrowing for        - Borrowing for                                 emergency purposes
                         temporary or           temporary or                                  (up to 33 1/3%)
                         emergency purposes     emergency purposes                          - Securities lending
                       - Options and futures    (up to 33 1/3%)                               (up to 33 1/3%)
                       - Warrants             - Securities lending                          - Illiquid securities
                       - Hybrid instruments     (up to 33 1/3%)                               (up to 15%)
                                                                                            - Forward commitments
                                                                                            - Registered
                                                                                              investment
                                                                                              companies
                                                                                            - Firm commitments
                                                                                            - When-issued and
                                                                                              delayed-delivery
                                                                                              transactions
                                                                                            - REITs
                                                                                            - Junk bonds
                                                                                            - Convertible
                                                                                              securities
                                                                                            - Warrants
                                                                                            - Rights
---------------------------------------------------------------------------------------------------------------------
  What additional      - Market volatility    - Market volatility    - Market volatility    - Market volatility
  risks normally       - Securities           - Securities           - Securities           - Securities
  affect the             selection              selection              selection              selection
  Portfolio?           - Growth stocks        - Active trading       - Real estate          - Small companies
                       - IPO investing        - Interest rate          industry
                       - Derivatives            fluctuation          - Small and medium
                       - Hedging              - Growth stocks          sized companies
                                              - Derivatives
                                              - Hedging
---------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                         EQUITY PORTFOLIOS
--------------------------------------------------------------------------------------------------------
                       MFS MID-CAP
                          GROWTH        AGGRESSIVE GROWTH   GROWTH OPPORTUNITIES      TECHNOLOGY
--------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity securities:  - Equity
  Portfolio's         securities:         securities:         - mid-cap stocks      securities:
  principal           - common stocks     - small-cap                               - large-cap
  investments?        - mid-cap stocks      stocks                                    stocks
                      - convertible       - mid-cap stocks                          - mid-cap stocks
                        securities        - convertible                             - small-cap
                    - Fixed income          securities                                stocks
                      securities:         - warrants
                      - preferred       - Defensive
                        stocks            investments
                    - Foreign           - Options and
                      securities:         futures
                      - depositary
                        receipts
--------------------------------------------------------------------------------------------------------
  What other types  - Foreign           - Large-cap stocks  - Small-cap stocks    - Foreign
  of investments      securities                            - Large-cap stocks      securities
  or strategies       (up to 20%)
  may the           - Junk bonds
  Portfolio use to    (up to 10%)
  a significant
  extent?
--------------------------------------------------------------------------------------------------------
  What other types  - Warrants          - Borrowing for     - Short-term          - Warrants
  of investments    - Rights              temporary or        investments         - Rights
  may the           - Corporate debt      emergency           (up to 10%)         - Illiquid
  Portfolio use as    instruments         purposes          - Defensive             securities
  part of           - U.S. government     (up to 33 1/3%)     investments           (up to 15%)
  efficient           securities        - Options and       - Options and         - Options and
  portfolio         - Zero-coupon,        futures             futures               futures
  management or to    deferred          - Illiquid
  enhance return?     interest and PIK    securities
                      bonds               (up to 15%)
                    - Short sales       - Short-term
                    - When-issued and     investments
                      delayed-
                      delivery
                      transactions
                    - Options and
                      futures
                    - Currency
                      transactions
                    - Forward
                      commitments
                    - Registered
                      investment
                      companies
                    - Short-term
                      investments
                    - Securities
                      lending
                      (up to 33 1/3%)
--------------------------------------------------------------------------------------------------------
  What additional   - Market            - Market            - Market volatility   - Market
  risks normally      volatility          volatility        - Securities            volatility
  affect the        - Securities        - Securities          selection           - Securities
  Portfolio?          selection           selection         - Small and medium      selection
                    - Medium sized      - IPO investing       sized companies     - Technology
                      companies         - Illiquidity       - Derivatives           sector
                    - Foreign exposure  - Interest rate     - Hedging             - IPO investing
                    - Emerging markets    fluctuations      - Growth stocks       - Derivatives
                    - Growth stocks     - Small and medium  - Technology sector   - Active trading
                    - Non-diversified     sized companies                         - Growth stocks
                      status            - Credit quality                          - Foreign exposure
                    - Active trading    - Derivatives                             - Small and medium
                    - Derivatives       - Hedging                                   sized companies
                    - Hedging           - Emerging markets                        - Hedging
                    - Credit quality    - Growth stocks
                                        - Active trading
                                        - Technology
                                          sector
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                      INTERNATIONAL PORTFOLIOS
----------------------------------------------------------------------------------------------------
                      INTERNATIONAL                            INTERNATIONAL
                    GROWTH AND INCOME    GLOBAL EQUITIES    DIVERSIFIED EQUITIES   EMERGING MARKETS
----------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity securities   - Equity
  Portfolio's         securities:         securities:       - Foreign securities    securities:
  principal           - large-cap         - large-cap                               - small-cap
  investments?          stocks              stocks                                    stocks
                        (foreign)         - mid-cap stocks                          - mid-cap stocks
                    - Foreign           - Foreign                                 - Foreign
                      securities          securities                                securities
----------------------------------------------------------------------------------------------------
  What other types  - Equity            N/A                 - Equity securities:  - Hybrid
  of investments      securities:                             - convertible         instruments
  or strategies       - mid-cap stocks                          securities        - Equity swaps
  may the               (foreign)                             - warrants
  Portfolio use to  - Foreign                                 - rights
  a significant       securities:
  extent?             - emerging
                        markets
----------------------------------------------------------------------------------------------------
  What other types  - Equity            - Short-term        - Short-term          N/A
  of investments      securities:         investments         investments
  may the             - small-cap       - Currency          - Defensive
  Portfolio use as      stocks            transactions        investments
  part of               (foreign)       - Defensive         - Currency
  efficient           - large-cap         investments         transactions
  portfolio             stocks (U.S.)   - Borrowing for     - Illiquid
  management or to  - Currency            temporary or        securities
  enhance return?     transactions        emergency           (up to 15%)
                    - Short-term          purposes (up to   - Options and
                      investments         33 1/3%)            futures
                    - Hybrid            - Options and       - Forward
                      instruments         futures             commitments
                    - Equity swaps                          - Registered
                                                              investment
                                                              companies
                                                            - Firm commitment
                                                              agreements
                                                            - Securities lending
                                                              (up to 33 1/3%)
----------------------------------------------------------------------------------------------------
  What additional   - Currency          - Market            - Market volatility   - Currency
  risks normally      volatility          volatility        - Foreign exposure      volatility
  affect the        - Foreign exposure  - Securities        - Securities          - Foreign exposure
  Portfolio?        - Market              selection           selection           - Emerging markets
                      volatility        - Active trading    - Emerging markets    - Growth stocks
                    - IPO investing     - Currency          - Growth stocks       - IPO investing
                    - Securities          volatility        - Active trading      - Market
                      selection         - Foreign exposure  - Currency              volatility
                    - Hedging           - Growth stocks       volatility          - Securities
                    - Growth stocks     - Derivatives       - Sector risk           selection
                                        - Hedging           - Derivatives
                                                            - Hedging
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CREDIT SWAPS involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

CURRENCY SWAPS involve the exchange of the parties' respective rights to make or receive payments in specified currencies.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

CUSTODIAL RECEIPTS AND TRUST CERTIFICATES represent interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which a Portfolio may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes, a Portfolio is not considered to be the owner of the underlying securities held in the custodial or trust account, the Portfolio may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000(R) Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Midcap(R) Index, and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - HIGH INCOME SECURITIES, with respect to the Worldwide High Income Portfolio, are defined as medium and lower-grade income securities, which include securities rated at the time of purchase BBB or lower by Standard & Poor's ("S&P") or rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") and unrated securities determined by the Subadviser to be comparable quality at the time of purchase.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's. INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

HYBRID INSTRUMENTS, such as INDEXED (i.e., Standard and Poor's Depositary Receipts ("SPDRs") and iShares(SM)) STRUCTURED SECURITIES and other EXCHANGE TRADED FUNDS ("ETFS"), can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MORTGAGE SWAPS are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write
(sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. With respect to the Cash Management Portfolio, short-term investments may also include investment in taxable municipal obligations which are debt obligations of a state or local government entity and an outgrowth of the Tax Reform Act of 1986, which restricted the issuance of traditional tax-exempt securities. Taxable municipal bonds are issued as private purpose bonds to finance such prohibited projects as a sports stadium, as municipal revenue bonds where caps apply, or as public purpose bonds where the 10% private use limitation has been exceeded.

TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

IPO INVESTING: A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPOs") exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated in significant amounts over short periods of time.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NON-DIVERSIFIED STATUS: Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

PASSIVELY MANAGED STRATEGY: A Portfolio following a passively managed strategy will not deviate from its investment strategy. In the case of "Dogs" of Wall Street Portfolio, this entails buying and holding thirty stocks selected through objective selection criteria (except to the extent necessary to comply with applicable federal tax laws). In other cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks over the course of a year, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

REAL ESTATE INDUSTRY: Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.

SECTOR RISK: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT SALE RISKS: Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors.

UNSEASONED COMPANIES: Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

UTILITY INDUSTRY: Risks include (i) utility companies' difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices; and
(vii) potential effect of deregulation.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $31 billion as of December 31, 2002. SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Strategic Investment Series, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2003, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                  PORTFOLIO                              FEE
                  ---------                              ---
Cash Management Portfolio....................            0.48%
Corporate Bond Portfolio.....................            0.59%
Global Bond Portfolio........................            0.68%
High-Yield Bond Portfolio....................            0.64%
Worldwide High Income Portfolio..............            1.00%
SunAmerica Balanced Portfolio................            0.61%
MFS Total Return Portfolio...................            0.65%
Asset Allocation Portfolio...................            0.60%
Telecom Utility Portfolio....................            0.75%
Equity Income Portfolio......................            0.65%
Equity Index Portfolio.......................            0.40%
Growth-Income Portfolio......................            0.54%
Federated American Leaders Portfolio.........            0.69%
Davis Venture Value Portfolio................            0.71%
"Dogs" of Wall Street Portfolio..............            0.60%
Alliance Growth Portfolio....................            0.61%
Goldman Sachs Research Portfolio.............            1.20%
MFS Massachusetts Investors Trust
  Portfolio..................................            0.70%
Putnam Growth: Voyager Portfolio.............            0.80%
Blue Chip Growth Portfolio...................            0.70%

                  PORTFOLIO                              FEE
                  ---------                              ---
Real Estate Portfolio........................            0.79%
Small Company Value Portfolio................            1.00%
MFS Mid-Cap Growth Portfolio.................            0.75%
Aggressive Growth Portfolio..................            0.71%
Growth Opportunities Portfolio...............            0.75%
Marsico Growth Portfolio.....................            0.85%
Technology Portfolio.........................            1.20%
International Growth and Income Portfolio....            0.96%
Global Equities Portfolio....................            0.76%
International Diversified Equities
  Portfolio..................................            1.00%
Emerging Markets Portfolio...................            1.25%

INFORMATION ABOUT THE SUBADVISERS

ALLIANCE CAPITAL MANAGEMENT L.P. (Alliance) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading global investment management firm. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As of December 31, 2002, Alliance had approximately $386 billion in assets under management.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) is located at One Bank of America Plaza, Charlotte, NC 28255. BACAP is dedicated to providing responsible investment management and superior service and manages money for corporations, endowments and foundations, public funds/municipalities and individuals. As of December 31, 2002, BACAP and its affiliates had over $310 billion in assets under management.

DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISORS (Davis) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by SAAMCo) for the assets of the Portfolios allocated to it. As of December 31, 2002, Davis had approximately $33.6 billion in assets under management.

FEDERATED INVESTMENT COUNSELING (Federated) is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated and its affiliate companies serves as investment adviser to a number of investment companies and private accounts. As of December 31, 2002, Federated had approximately $195 billion in assets under management.

FRANKLIN ADVISORY SERVICES, LLC (Franklin) is a Delaware limited liability company located at One Parker Plaza, 9th Floor, Fort Lee, NJ 07024. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2002, Franklin Templeton Investments managed approximately $266 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. (GSAM) is located at 32 Old Slip, New York, NY 10005. GSAM registered as an investment adviser in 1990. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (Goldman Sachs) served as the investment adviser for the Goldman Sachs Research and Global Bond Portfolios. On or about April 26, 2003, GSAM assumed Goldman Sachs' investment advisory responsibilities for these Portfolios. GSAM is one of the leading global investment managers, serving a wide range of clients including pension funds, foundations and insurance companies and individual investors. As of December 31, 2002, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had approximately $329.6 billion in assets under management.

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL (GSAM-International), a business unit of the Investment Management Division of Goldman Sachs, is located at Christchurch Court 10-15 Newgate Street, London EC1A 7HD. GSAM-International has been a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, since 1990 and a registered investment adviser since 1991. As of December 31, 2002, GSAM-International, along with other units of the Investment Management Division of Goldman Sachs, had approximately $329.6 billion in assets under management.

MARSICO CAPITAL MANAGEMENT, LLC (Marsico) is located at 1200 Seventeenth Street, Suite 1300, Denver, Colorado 80202. Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for individuals, corporations, charities and retirement plans. As of December 31, 2002, Marsico managed approximately $14.8 billion in assets under management.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. As of December 31, 2002, MFS had approximately $112.5 billion in assets under management.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (MSIM Inc.) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM Inc. is located at 1221 Avenue of the Americas, New York, NY 10020. MSIM Inc. does business in certain circumstances, including its role as a Subadviser to the Trust, using the name "VAN KAMPEN." As of December 31, 2002, MSIM Inc. together with its affiliated asset management companies had approximately $376.3 billion in assets under management with approximately $156.1 billion in institutional assets.

PUTNAM INVESTMENT MANAGEMENT, LLC (Putnam) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of December 31, 2002, Putnam had approximately $250.9 billion in assets under management.

U.S. BANCORP ASSET MANAGEMENT, INC. (USBAM) is located at 800 Nicollet Mall, Minneapolis, MN 55402. USBAM (formerly U.S. Bancorp Piper Jaffrey Asset Management) served as investment adviser to separately managed accounts, in addition to the First American Family of Funds. As of December 31, 2002, USBAM had more than $120 billion in assets under management.

WM ADVISORS, INC. (WMA) is located at 1201 Third Avenue, 22nd Floor, Seattle, WA 98101. WMA is an investment adviser registered with the SEC under the 1940 Act and provides investment advisory services for separately managed accounts in addition to the WM Group of Funds. As of December 31, 2002, WMA had over $13 billion in assets under management.

SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

INFORMATION ABOUT THE DISTRIBUTOR


AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' Class 1 shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team(s) for each Portfolio is set forth below following table.

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Cash Management Portfolio     BACAP                         - Cash Investments Team      N/A
----------------------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio      Federated                     - Joseph M. Balestrino       Mr. Balestrino joined
                                                               Senior Vice President and  Federated in 1986 as a
                                                               Portfolio Manager          Project Manager in the
                                                                                          Product Design
                                                                                          Department and became
                                                                                          an Assistant Vice
                                                                                          President and
                                                                                          Investment Analyst in
                                                                                          1991. He became a Vice
                                                                                          President and
                                                                                          portfolio manager in
                                                                                          1995 and a Senior Vice
                                                                                          President in 1998.
                                                             - Mark E. Durbiano           Mr. Durbiano joined
                                                               Senior Vice President and  Federated in 1982 as
                                                               Portfolio Manager          an Investment Analyst
                                                                                          and became a Vice
                                                                                          President and
                                                                                          portfolio manager in
                                                                                          1988. He has been a
                                                                                          Senior Vice President
                                                                                          since 1996.
                                                             - Christopher J. Smith       Mr. Smith joined
                                                               Vice President and         Federated in 1995 as a
                                                               Portfolio Manager          Portfolio Manager and
                                                                                          Vice President. Prior
                                                                                          to joining Federated,
                                                                                          he was an Assistant
                                                                                          Vice President at
                                                                                          Provident Life &
                                                                                          Accident Insurance
                                                                                          Company from 1987
                                                                                          through 1994.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Global Bond Portfolio         GSAM-International            - Andrew F. Wilson           Mr. Wilson joined
                                                               Managing Director and      GSAM-International in
                                                               Senior Portfolio Manager   December 1995 as an
                                                                                          Executive Director and
                                                                                          portfolio manager.
                                                                                          Prior to his current
                                                                                          position, he spent
                                                                                          three years as an
                                                                                          Assistant Director at
                                                                                          Rothschild Asset
                                                                                          Management, where he
                                                                                          was responsible for
                                                                                          managing global and
                                                                                          international bond
                                                                                          portfolios with
                                                                                          specific focus on the
                                                                                          U.S., Canadian,
                                                                                          Australian and
                                                                                          Japanese economies.
                                                             - James Cielinski            Mr. Cielinski joined
                                                               Executive Director and     GSAM-International in
                                                               Senior Portfolio Manager   1998 as a portfolio
                                                                                          manager. Prior to his
                                                                                          current position, he
                                                                                          spent five years at
                                                                                          Utah Retirement
                                                                                          Systems, where he
                                                                                          managed the fixed
                                                                                          income group.
                                                             - Philip Moffitt             Mr. Moffitt joined
                                                               Executive Director,        GSAM-International in
                                                               Senior Currency Portfolio  1999 as a portfolio
                                                               Manager and Senior         manager. Prior to his
                                                               Portfolio Manager          current position, he
                                                                                          worked for three years
                                                                                          as a proprietary
                                                                                          trader for Tokai Asia
                                                                                          Ltd. in Hong Kong.
                                                                                          Before that, Mr.
                                                                                          Moffitt spent ten
                                                                                          years with Bankers
                                                                                          Trust Asset Management
                                                                                          in Australia, where he
                                                                                          was a Managing
                                                                                          Director responsible
                                                                                          for all active global
                                                                                          fixed income funds as
                                                                                          well as a member of
                                                                                          the Asset Allocation
                                                                                          Committee.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Global Bond Portfolio                                       - Iain Lindsay               Mr. Lindsay joined
 (continued)                                                   Executive Director and     GSAM-International in
                                                               Portfolio Manager          2001 as an Executive
                                                                                          Director and portfolio
                                                                                          manager. Prior to
                                                                                          that, he was a
                                                                                          portfolio
                                                                                          manager/product
                                                                                          manager at JP Morgan
                                                                                          Investment Management
                                                                                          from March 2000 to
                                                                                          June 2001. Before
                                                                                          that, he headed the
                                                                                          capital market
                                                                                          strategy team at Bank
                                                                                          of Montreal in London
                                                                                          from November 1997 to
                                                                                          September 1999 and was
                                                                                          a senior fixed-income
                                                                                          strategist with Credit
                                                                                          Lyonnais in Paris from
                                                                                          May 1994 to November
                                                                                          1997.
                                                             - Paul Marson                Mr. Marson joined
                                                               Executive Director and     GSAM-International in
                                                               Senior Portfolio Manager   2000 as a senior
                                                                                          portfolio manager.
                                                                                          Prior to his current
                                                                                          position, he spent
                                                                                          five years at JP
                                                                                          Morgan as a senior
                                                                                          portfolio manager and
                                                                                          member of the Global
                                                                                          Macro Strategy Team.
                                                             - Kevin Zhao                 Mr. Zhao, an Executive
                                                               Executive Director and     Director and Portfolio
                                                               Portfolio Manager          Manager, joined GSAM-
                                                                                          International in
                                                                                          December 1994 as an
                                                                                          associate and
                                                                                          portfolio manager. He
                                                                                          became an Executive
                                                                                          Director in 1996.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 High-Yield Bond Portfolio     SAAMCo                        - Jeffrey J. Gary            Mr. Gary joined SAAMCo
                                                               Portfolio Manager          in 2001 as a portfolio
                                                                                          manager. In addition
                                                                                          to his position with
                                                                                          SAAMCo, Mr. Gary is
                                                                                          currently Managing
                                                                                          Director of AIG Global
                                                                                          Investment Corp. Prior
                                                                                          to joining SAAMCo, he
                                                                                          was a Senior Vice
                                                                                          President and Public
                                                                                          High Yield Portfolio
                                                                                          Manager with American
                                                                                          General Investment
                                                                                          Management, LP from
                                                                                          April 1998 to October
                                                                                          2001. From 1996 to
                                                                                          1998, he was Managing
                                                                                          Director and Portfolio
                                                                                          Manager for Koch
                                                                                          Capital Service, Inc.
----------------------------------------------------------------------------------------------------------------
 Worldwide High Income         Van Kampen                    High Yield Team and          Mr. Loery is an
 Portfolio                                                   Emerging Markets Debt Team   Executive Director and
                                                                                          Portfolio Manager of
                                                             Current members of the High  MSIM Inc. Mr. Loery
                                                             Yield Team include:          joined Morgan Stanley
                                                             - Gordon W. Loery            & Co. Incorporated
                                                               Executive Director and     (Morgan Stanley), a
                                                               Portfolio Manager          MSIM Inc. affiliate in
                                                                                          1990 as a fixed income
                                                                                          analyst and has been a
                                                                                          Portfolio Manager with
                                                                                          MSIM Inc.'s affiliate
                                                                                          Miller Anderson &
                                                                                          Sherrerd, LLP (MAS)
                                                                                          since 1996.
                                                             - Chad Liu                   Mr. Liu joined MSIM
                                                               Vice President and         Inc. in 1999 as a
                                                               Portfolio Manager          Financial Analyst.
                                                                                          Prior to that, he
                                                                                          received his M.B.A.
                                                                                          (Finance) from the
                                                                                          Wharton School,
                                                                                          University of
                                                                                          Pennsylvania. Mr. Liu
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Worldwide High Income                                       - Joshua M. Givelber         Mr. Givelber joined
 Portfolio (continued)                                         Vice President and         MSIM Inc. in 2001 as a
                                                               Portfolio Manager          Vice President and
                                                                                          Financial Analyst.
                                                                                          Prior to that, he was
                                                                                          an Assistant Vice
                                                                                          President with Van
                                                                                          Kampen Investment
                                                                                          Advisory Corp. and an
                                                                                          Associate with
                                                                                          Davidson Kempner
                                                                                          Partners. Mr. Givelber
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
                                                             Current members of the
                                                             Emerging Markets Debt Team
                                                             include:
                                                             - Abigail McKenna            Ms. McKenna is a
                                                               Managing Director and      Managing Director of
                                                               Portfolio Manager          MSIM Inc. and
                                                                                          Portfolio Manager of
                                                                                          the emerging markets
                                                                                          debt portfolio. From
                                                                                          1995 to 1996, Ms.
                                                                                          McKenna was a Senior
                                                                                          Portfolio Manager at
                                                                                          MetLife Investment
                                                                                          Management Corp.
                                                                                          (MIMCO) Ms. McKenna
                                                                                          joined the firm in
                                                                                          1996.
                                                             - Eric Baurmeister           Mr. Baurmeister joined
                                                               Executive Director         MSIM Inc. in 1997 and
                                                                                          is a portfolio manager
                                                                                          of the emerging
                                                                                          markets debt
                                                                                          portfolio. Prior to
                                                                                          joining MSIM Inc., he
                                                                                          was a portfolio
                                                                                          manager at MIMCO from
                                                                                          1992 to 1996. He holds
                                                                                          the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
                                                             - Federico Kaune             Mr. Kaune joined MSIM
                                                               Vice President and         Inc. in 2002 as a Vice
                                                               Portfolio Manager          President. Prior to
                                                                                          that, he was a Senior
                                                                                          Economist and Senior
                                                                                          Vice President with
                                                                                          Goldman Sachs &
                                                                                          Company.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 SunAmerica Balanced           SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
 Portfolio                                                     Senior Vice President and  portfolio manager with
                                                               Portfolio Manager          SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio    MFS                           - David M. Calabro           Mr. Calabro joined MFS
                                                               Senior Vice President and  in 1992 as a Vice
                                                               Portfolio Manager          President and equity
                                                                                          analyst. He became a
                                                                                          portfolio manager in
                                                                                          1993 and was promoted
                                                                                          to Senior Vice
                                                                                          President in 1998.
                                                             - Steven R. Gorham           Mr. Gorham, the
                                                               Senior Vice President and  manager of the
                                                               Portfolio Manager          Portfolio's equity
                                                                                          portion, joined MFS in
                                                                                          1992, and has been a
                                                                                          portfolio manager
                                                                                          since 2002.
                                                             - Michael W. Roberge         Mr. Roberge, the
                                                               Senior Vice President and  manager of the
                                                               Portfolio Manager          Portfolio's fixed
                                                                                          income portion, joined
                                                                                          MFS in 1996, and has
                                                                                          been a portfolio
                                                                                          manager since 2002.
                                                             - Constantinos G. Mokas      Mr. Mokas, manager of
                                                               Senior Vice President and  the Portfolio's equity
                                                               Portfolio Manager          portion, joined MFS in
                                                                                          1990 as a research
                                                                                          analyst. He was
                                                                                          promoted to Assistant
                                                                                          Vice President in
                                                                                          1994, Vice President
                                                                                          in 1996 and portfolio
                                                                                          manager in 1998.
                                                             - Lisa B. Nurme              Ms. Nurme, a manager
                                                               Senior Vice President and  of the Portfolio's
                                                               Portfolio Manager          equity portion, became
                                                                                          a portfolio manager in
                                                                                          1995 and was promoted
                                                                                          to Senior Vice
                                                                                          President in 1998.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio                                  - Kenneth J. Enright         Mr. Enright, a manager
 (continued)                                                   Senior Vice President and  of the Portfolio's
                                                               Portfolio Manager          equity portion, joined
                                                                                          MFS in 1986 as a
                                                                                          research analyst. He
                                                                                          became an Assistant
                                                                                          Vice President in
                                                                                          1987, Vice President
                                                                                          in 1988, portfolio
                                                                                          manager in 1993 and
                                                                                          Senior Vice President
                                                                                          in 1999.
----------------------------------------------------------------------------------------------------------------
 Asset Allocation Portfolio    WMA                           - Randall L. Yoakum          Mr. Yoakum re-joined
                                                               Chief Investment Officer   WMA in 1999 as a
                                                               and Senior Portfolio       Senior Portfolio
                                                               Manager                    Manager and Chairman
                                                                                          of the Investment
                                                                                          Policy, Asset
                                                                                          Allocation and Equity
                                                                                          Investment Teams. From
                                                                                          1997-1999, Mr. Yoakum
                                                                                          was the Chief
                                                                                          Investment Officer at
                                                                                          D.A. Davidson, and
                                                                                          from 1994-1997, he
                                                                                          served as Senior Vice
                                                                                          President and Chief
                                                                                          Equity Officer at
                                                                                          Boatmen's Trust
                                                                                          Company. Mr. Yoakum
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
                                                             - Gary J. Pokrzywinski       Mr. Pokrzywinski
                                                               Senior Portfolio Manager   joined WMA in 1992. He
                                                                                          has been a Senior
                                                                                          Portfolio Manager
                                                                                          since 1994, and Head
                                                                                          of the Fixed Income
                                                                                          Investment Team since
                                                                                          1999. He holds the
                                                                                          Chartered Financial
                                                                                          Analyst designation.
                                                             - Michael D. Meighan         Mr. Meighan joined WMA
                                                               Portfolio Manager          in 1999 as a Senior
                                                                                          Asset Allocation
                                                                                          Analyst. From
                                                                                          1993-1999 he was a
                                                                                          Manager of Managed
                                                                                          Assets at D.A.
                                                                                          Davidson. He holds the
                                                                                          Chartered Financial
                                                                                          Analyst Candidate
                                                                                          designation.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Asset Allocation Portfolio                                  - Charles D. Averill         Mr. Averill joined WMA
 (continued)                                                   Senior Quantitative        in 1990. He was an
                                                               Analyst                    Equity Analyst from
                                                                                          1996-1999, and has
                                                                                          been a Senior
                                                                                          Quantitative Analyst
                                                                                          since 1999. He holds
                                                                                          the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
----------------------------------------------------------------------------------------------------------------
 Telecom Utility Portfolio     Federated                     - John L. Nichol             Mr. Nichol joined
                                                               Vice President and         Federated in September
                                                               Portfolio Manager          2000 as an Assistant
                                                                                          Vice President/Senior
                                                                                          Investment Analyst.
                                                                                          Prior to joining
                                                                                          Federated, Mr. Nichol
                                                                                          was a portfolio
                                                                                          manager for the Public
                                                                                          Employees Retirement
                                                                                          System of Ohio from
                                                                                          1992 through August
                                                                                          2000.
----------------------------------------------------------------------------------------------------------------
 Equity Income Portfolio       USBAM                         - Cori B. Johnson            Ms. Johnson joined
                                                               Portfolio Manager          USBAM in 1991 as a
                                                                                          securities analyst.
                                                                                          She became a portfolio
                                                                                          manager in 1993. She
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
                                                             - Gerald C. Bren             Mr. Bren joined USBAM
                                                               Portfolio Manager          in 1972 as an
                                                                                          investment analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1987. He
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
----------------------------------------------------------------------------------------------------------------
 Equity Index Portfolio        USBAM                         - Walter French              Mr. French, who joined
                                                               Director of                USBAM in 1999, is
                                                               Quantitative               director of the
                                                               Group and                  Quantitative group and
                                                               Portfolio                  equity index and
                                                               Manager                    enhanced index
                                                                                          portfolio manager.
                                                                                          Prior to joining
                                                                                          USBAM, he was Chief
                                                                                          Investment Officer and
                                                                                          portfolio manager at
                                                                                          Berkeley Quantitative
                                                                                          Advisors, Inc., a firm
                                                                                          he co-founded in 1987.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Growth-Income Portfolio       Alliance                      - Michael R. Baldwin         Mr. Baldwin joined the
                                                               Portfolio Manager and      company in 1989 as a
                                                               Senior Vice President      research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1991 and
                                                                                          was promoted to Senior
                                                                                          Vice President and
                                                                                          Associate Director of
                                                                                          Research in 1996.
----------------------------------------------------------------------------------------------------------------
 Federated American Leaders    Federated                     - Kevin R. McCloskey         Mr. McCloskey, who
 Portfolio                                                     Vice President and         joined Federated in
                                                               Portfolio Manager          1999 as a portfolio
                                                                                          manager, is a Vice
                                                                                          President. From
                                                                                          September 1994 to July
                                                                                          1999, he served as a
                                                                                          portfolio manager, and
                                                                                          from January 1994 to
                                                                                          September 1994, he
                                                                                          served as an
                                                                                          investment/quantitative
                                                                                          analyst at Killian
                                                                                          Asset Management
                                                                                          Corpora-
                                                                                          tion. Mr. McCloskey
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
                                                             - Steven J. Lehman           Mr. Lehman, who joined
                                                               Vice President and Senior  Federated in 1997 as a
                                                               Portfolio Manager          senior portfolio
                                                                                          manager, is a Vice
                                                                                          President. From 1985
                                                                                          to 1997, he served as
                                                                                          portfolio manager at
                                                                                          First Chicago.
                                                             - John L. Nichol             Mr. Nichol, who joined
                                                               Vice President and         Federated in 2000 as a
                                                               Portfolio Manager          portfolio manager, is
                                                                                          a Vice President. From
                                                                                          1992 to 2000, he
                                                                                          served as portfolio
                                                                                          manager at Public
                                                                                          Employees Retirement
                                                                                          System of Ohio. Mr.
                                                                                          Nichols holds the
                                                                                          Chartered Financial
                                                                                          Analyst designation.
----------------------------------------------------------------------------------------------------------------
 Davis Venture Value           Davis                         - Christopher C. Davis       Mr. Davis has been
 Portfolio                                                     Portfolio Manager          employed by Davis
                                                                                          since 1989 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, co-portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Davis Venture Value           Davis                         - Kenneth C. Feinberg        Mr. Feinberg has been
 Portfolio (continued)                                         Portfolio Manager          employed by Davis
                                                                                          since 1994 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
----------------------------------------------------------------------------------------------------------------
 "Dogs" of Wall Street         SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
 Portfolio                                                     Senior Vice President and  portfolio manager with
                                                               Portfolio Manager          SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio     Alliance                      - James G. Reilly            Mr. Reilly joined the
                                                               Executive Vice President   company in 1984 as a
                                                               and Portfolio Manager      research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1993 and
                                                                                          was promoted to an
                                                                                          Executive Vice
                                                                                          President in 1999.
----------------------------------------------------------------------------------------------------------------
 Goldman Sachs Research        GSAM                          - Dolores Bamford            Ms. Bamford joined
 Portfolio                                                     Vice President             GSAM as a portfolio
                                                               Value Portfolio Manager    manager in April 2002
                                                                                          for the Value team.
                                                                                          Prior to joining GSAM,
                                                                                          she was a portfolio
                                                                                          manager at Putnam
                                                                                          Investments for
                                                                                          various products since
                                                                                          1991.
                                                             - David L. Berdon            Mr. Berdon joined GSAM
                                                               Vice President             as a research analyst
                                                               Value Portfolio Manager    in March 2001 and
                                                                                          became a portfolio
                                                                                          manager in October
                                                                                          2002. From September
                                                                                          1999 to March 2001, he
                                                                                          was a Vice President
                                                                                          for Business
                                                                                          Development and
                                                                                          Strategic Alliances at
                                                                                          Soliloquy Inc. From
                                                                                          September 1997 to
                                                                                          September 1999, he was
                                                                                          a principal consultant
                                                                                          at Diamond Technology
                                                                                          Partners.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Goldman Sachs Research        GSAM                          - Andrew Braun               Mr. Braun joined GSAM
 Portfolio                                                     Vice President             as a mutual fund
 (continued)                                                   Value Portfolio Manager    product development
                                                                                          analyst in July 1993.
                                                                                          From January 1997 to
                                                                                          April 2001, he was a
                                                                                          research analyst on
                                                                                          the Value team and
                                                                                          became a portfolio
                                                                                          manager in May 2001.
                                                             - Scott Carroll              Mr. Carroll joined
                                                               Vice President             GSAM as a portfolio
                                                               Value Portfolio Manager    manager in May 2002
                                                                                          for the Value team.
                                                                                          From 1996 to 2002, he
                                                                                          worked at Van Kampen
                                                                                          Funds where he had
                                                                                          portfolio management
                                                                                          and analyst
                                                                                          responsibilities for
                                                                                          growth and income and
                                                                                          equity income funds.
                                                             - Sally Pope Davis           Ms. Davis joined GSAM
                                                               Vice President             as a portfolio manager
                                                               Value Portfolio Manager    in August 2001. From
                                                                                          December 1999 to July
                                                                                          2001, she was a
                                                                                          relationship manager
                                                                                          in Private Wealth
                                                                                          Management at GSAM.
                                                                                          From August 1989 to
                                                                                          November 1999, she was
                                                                                          a bank analyst in the
                                                                                          Goldman Sachs
                                                                                          Investment Research
                                                                                          Department.
                                                             - Stacey Ann DeMatteis       Ms. DeMatteis joined
                                                               Vice President             GSAM as a product-
                                                               Value Client Portfolio     marketing analyst in
                                                               Manager                    September 1993. From
                                                                                          December 1997 to April
                                                                                          2000, she was a
                                                                                          relationship manager
                                                                                          in Broker-Dealer
                                                                                          sales. In May 2000,
                                                                                          she became a client
                                                                                          portfolio manager on
                                                                                          the Value team.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Goldman Sachs Research        GSAM                          - Sean Gallagher             Mr. Gallagher joined
 Portfolio                                                     Vice President             GSAM as a research
 (continued)                                                   Value Portfolio Manager    analyst in May 2000
                                                                                          and became a portfolio
                                                                                          manager in 2001. From
                                                                                          October 1993 to May
                                                                                          2000, he was a
                                                                                          research analyst at
                                                                                          Merrill Lynch Asset
                                                                                          Management.
                                                             - Lisa Parisi                Ms. Parisi joined GSAM
                                                               Vice President             as a portfolio manager
                                                               Value Portfolio Manager    in August 2001. From
                                                                                          December 2000 to
                                                                                          August 2001, she was a
                                                                                          portfolio manager at
                                                                                          John A. Levin & Co.
                                                                                          From March 1995 to
                                                                                          December 2000, she was
                                                                                          a portfolio manager
                                                                                          and managing director
                                                                                          at Valenzuela Capital.
                                                             - Eileen Rominger            Ms. Rominger joined
                                                               Managing Director          GSAM as a portfolio
                                                               Chief Investment Officer,  manager and Chief
                                                               Value                      Investment Officer of
                                                               Portfolio Manager          its Value team in
                                                                                          1999. From 1981 to
                                                                                          1999, she worked at
                                                                                          Oppenheimer Capital,
                                                                                          most recently as a
                                                                                          senior portfolio
                                                                                          manager.
                                                             - Steven M. Barry            Mr. Barry joined GSAM
                                                               Managing Director          as a portfolio manager
                                                               Co-Chief Investment        in 1999. From 1988 to
                                                               Officer                    1999, he was a
                                                               Growth Portfolio Manager   portfolio manager at
                                                                                          Alliance Capital
                                                                                          Management.
                                                             - Kenneth T. Berents         Mr. Berents joined
                                                               Managing Director          GSAM as a portfolio
                                                               Co-Chairman, Investment    manager in 2000. From
                                                               Committee                  1992 to 1999, he was a
                                                               Growth Portfolio Manager   Director of Research
                                                                                          and head of the
                                                                                          Investment Committee
                                                                                          at Wheat First Union.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Goldman Sachs Research        GSAM                          - Herbert E. Ehlers          Mr. Ehlers joined GSAM
 Portfolio                                                     Managing Director          as a senior portfolio
 (continued)                                                   Chief Investment Officer,  manager and Chief
                                                               Growth Portfolio Manager   Investment Officer of
                                                                                          GSAM's Growth team in
                                                                                          1997. From 1981 to
                                                                                          1997, he was the Chief
                                                                                          Investment Officer and
                                                                                          Chairman of Liberty
                                                                                          Asset Management Inc.
                                                                                          ("Liberty") and its
                                                                                          predecessor firm,
                                                                                          Eagle Asset Management
                                                                                          ("Eagle").
                                                             - Gregory H. Ekizian         Mr. Ekizian joined
                                                               Managing Director          GSAM as a portfolio
                                                               Co-Chief Investment        manager and Co-Chair
                                                               Officer Growth Portfolio   of GSAM's Growth
                                                               Manager                    Investment Committee
                                                                                          in 1997. From 1980 to
                                                                                          1997, he was a
                                                                                          portfolio manager at
                                                                                          Liberty and its
                                                                                          predecessor firm,
                                                                                          Eagle.
                                                             - Scott Kolar                Mr. Kolar joined GSAM
                                                               Vice President             as an equity analyst
                                                               Growth Portfolio Manager   in 1997 and became a
                                                                                          portfolio manager in
                                                                                          1999. From 1994 to
                                                                                          1997, he was an equity
                                                                                          analyst and
                                                                                          information systems
                                                                                          specialist at Liberty.
                                                             - Andrew F. Pyne             Mr. Pyne joined GSAM
                                                               Managing Director Growth   as a product manager
                                                               Portfolio Manager          in 1997. He became a
                                                                                          portfolio manager in
                                                                                          August 2001. From 1992
                                                                                          to 1997, he was a
                                                                                          product manager at Van
                                                                                          Kampen Investments.
                                                             - Ernest C. Segundo, Jr.     Mr. Segundo joined
                                                               Vice President             GSAM as a portfolio
                                                               Co-Chairman, Investment    manager in 1997. From
                                                               Committee                  1992 to 1997, he was a
                                                               Growth Portfolio Manager   portfolio manager at
                                                                                          Liberty and its
                                                                                          predecessor firm,
                                                                                          Eagle.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Goldman Sachs Research        GSAM                          - David G. Shell             Mr. Shell joined GSAM
 Portfolio (continued)                                         Managing Director          as a portfolio manager
                                                               Co-Chief Investment        in 1997. From 1987 to
                                                               Officer                    1997, he was a
                                                               Growth Portfolio Manager   portfolio manager at
                                                                                          Liberty and its
                                                                                          predecessor firm,
                                                                                          Eagle.
                                                             - Mark Shattan               Mr. Shattan joined
                                                               Vice President             GSAM as an equity
                                                               Growth Portfolio Manager   analyst in 1999 and
                                                                                          became a portfolio
                                                                                          manager in 2002. From
                                                                                          1997 to 1999, he was
                                                                                          an equity research
                                                                                          analyst at Salomon
                                                                                          Smith Barney.
----------------------------------------------------------------------------------------------------------------
 MFS Massachusetts Investors   MFS                           - John D. Laupheimer, Jr.    After joining MFS in
 Trust Portfolio                                               Senior Vice President and  1981 as a research
                                                               Portfolio Manager          analyst, Mr.
                                                                                          Laupheimer became
                                                                                          Assistant Vice
                                                                                          President in 1984,
                                                                                          Vice President in
                                                                                          1986, Portfolio
                                                                                          Manager in 1987,
                                                                                          Investment Officer in
                                                                                          1988, and Senior Vice
                                                                                          President in 1995.
                                                             - Brooks Taylor              Mr. Taylor is a
                                                               Vice President and         Portfolio Manager of
                                                               Portfolio Manager          the growth and income
                                                                                          and core portfolios of
                                                                                          MFS's mutual funds,
                                                                                          variable annuities,
                                                                                          and institutional
                                                                                          accounts. He joined
                                                                                          MFS in 1996.
----------------------------------------------------------------------------------------------------------------
 Putnam Growth: Voyager        Putnam                        - Brian O'Toole              Mr. O'Toole joined
 Portfolio                                                     Managing Director and      Putnam in 2002 and has
                                                               Chief Investment Officer   16 years of investment
                                                               of the Large Cap Growth    experience. He heads
                                                               Team                       the team managing
                                                                                          global and U.S.
                                                                                          large-cap growth
                                                                                          equity portfolios.
                                                                                          Prior to joining
                                                                                          Putnam, he was
                                                                                          Managing Director and
                                                                                          Head of U.S. Growth
                                                                                          Equities for Citigroup
                                                                                          Asset Management
                                                                                          (1998-2002) and Senior
                                                                                          Portfolio Manager at
                                                                                          The Northern Trust
                                                                                          Company (1994-1998).
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Putnam Growth: Voyager        Putnam                        - Eric M. Wetlaufer          Mr. Wetlaufer joined
 Portfolio (continued)                                         Managing Director and      Putnam in 1997 and has
                                                               co-CIO of Specialty        16 years of investment
                                                               Growth                     experience. He
                                                                                          co-leads the teams
                                                                                          responsible for
                                                                                          managing mid-cap
                                                                                          growth equity
                                                                                          institutional
                                                                                          portfolios. Mr.
                                                                                          Wetlaufer holds the
                                                                                          Chartered Financial
                                                                                          Analyst designation.
                                                             - Tony H. Elavia,            Dr. Elavia joined
                                                               Managing Director of the   Putnam in 1999 and has
                                                               Large Cap Growth Team      14 years of investment
                                                                                          experience. His group
                                                                                          manages quantitative
                                                                                          portfolios and the
                                                                                          quantitative research
                                                                                          processes across
                                                                                          equity products. Prior
                                                                                          to joining Putnam, he
                                                                                          was President of TES
                                                                                          Partners (1998-1999)
                                                                                          and Executive Vice
                                                                                          President of Voyager
                                                                                          Asset Management
                                                                                          (1995-1998).
----------------------------------------------------------------------------------------------------------------
 Blue Chip Growth Portfolio    SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
                                                               Senior Vice President and  portfolio manager with
                                                               Portfolio Manager          SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 Real Estate Portfolio         Davis                         - Andrew A. Davis            Mr. Davis has been
                                                               Portfolio Manager          employed by Davis
                                                                                          since 1994 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, co-portfolio
                                                                                          manager and portfolio
                                                                                          manager.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Real Estate Portfolio         Davis                         - Chandler Spears            Mr. Spears joined
 (continued)                                                   Portfolio Manager          Davis in 2000 as a
                                                                                          securities analyst.
                                                                                          Prior to his
                                                                                          employment at Davis,
                                                                                          he served as director
                                                                                          of investor relations
                                                                                          for Charles E. Smith
                                                                                          Residential Realty and
                                                                                          principal and director
                                                                                          of real estate
                                                                                          research of SNL
                                                                                          Securities, LC, both
                                                                                          in Virginia.
----------------------------------------------------------------------------------------------------------------
 Small Company Value           Franklin                      - William J. Lippman,        Mr. Lippman is Senior
 Portfolio                                                     President and Portfolio    Vice President of
                                                               Manager                    Franklin Templeton
                                                                                          Investments as well as
                                                                                          President and Trustee
                                                                                          of Franklin Managed
                                                                                          Trust. Prior to
                                                                                          joining Franklin in
                                                                                          1988, he was President
                                                                                          of L.F. Rothschild
                                                                                          Fund Management, Inc.
----------------------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth            MFS                           - Eric B. Fischman           Mr. Fischman joined
 Portfolio                                                     Portfolio Manager          MFS as a portfolio
                                                                                          manager in 2000. Prior
                                                                                          to joining MFS, Mr.
                                                                                          Fischman was an equity
                                                                                          research analyst for
                                                                                          State Street Research
                                                                                          from 1998 to 2000.
                                                             - David E. Sette-Ducati      Mr. Sette-Ducati
                                                               Senior Vice President and  joined MFS in 1995 as
                                                               Portfolio Manager          a research analyst. He
                                                                                          became an Investment
                                                                                          Officer in 1997, Vice
                                                                                          President in 1999,
                                                                                          portfolio manager in
                                                                                          February 2000 and
                                                                                          Senior Vice President
                                                                                          in March 2001.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio   SAAMCo                        - Donna M. Calder            Ms. Calder joined
                                                               Senior Vice President and  SAAMCo in 1998 as a
                                                               Portfolio Manager          Vice President and
                                                                                          portfolio manager and
                                                                                          was named Senior Vice
                                                                                          President in February
                                                                                          2001. Prior to joining
                                                                                          SAAMCo, she was the
                                                                                          founder and General
                                                                                          Partner of Manhattan
                                                                                          Capital Partners, L.P.
                                                                                          from 1991 to 1995.
----------------------------------------------------------------------------------------------------------------
 Growth Opportunities          SAAMCo                        - Brian P. Clifford          Mr. Clifford joined
 Portfolio                                                     Vice President and         SAAMCo in February
                                                               Portfolio Manager          1998 as a portfolio
                                                                                          manager and was named
                                                                                          Vice President in
                                                                                          October 1999. From
                                                                                          1995 until he joined
                                                                                          SAAMCo, Mr. Clifford
                                                                                          was a portfolio
                                                                                          manager with Morgan
                                                                                          Stanley Dean Witter.
----------------------------------------------------------------------------------------------------------------
 Marsico Growth Portfolio      Marsico                       - Thomas F. Marsico          Mr. Marsico formed
                                                               Chairman and Chief         Marsico in 1997. From
                                                               Executive Officer          1988 to 1997, he was
                                                                                          an Executive Vice
                                                                                          President and
                                                                                          Portfolio Manager at
                                                                                          Janus Capital
                                                                                          Corporation.
----------------------------------------------------------------------------------------------------------------
 Technology Portfolio          Van Kampen                    Large Cap Growth Team and    Mr. Umansky joined
                                                             Small Mid Cap Growth Team    MSIM Inc. as a
                                                             Current members include:     compliance analyst in
                                                             - Alexander L. Umansky       1994 and has been a
                                                              Executive Director and      Portfolio Manager
                                                             Portfolio Manager            since 1998. From 1996
                                                                                          to 1998 he was a
                                                                                          research analyst in
                                                                                          MSIM Inc.'s
                                                                                          Institutional Equity
                                                                                          Group focusing
                                                                                          primarily on
                                                                                          technology.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 International Growth and      Putnam                        - George W. Stairs           Mr. Stairs joined
 Income Portfolio                                              CFA, Senior Vice           Putnam in 1994 and has
                                                               President and Senior       16 years of investment
                                                               Portfolio Manager          experience. He is
                                                                                          responsible for Asia
                                                                                          Pacific core equity,
                                                                                          international core
                                                                                          equity, and
                                                                                          international value
                                                                                          equity portfolios and
                                                                                          is a member of the
                                                                                          teams that manage
                                                                                          Putnam International
                                                                                          Growth Fund and Putnam
                                                                                          International Growth
                                                                                          and Income Fund.
                                                             - Pamela R. Holding          Ms. Holding joined
                                                               CFA, Managing Director     Putnam in 1995 and has
                                                               and Senior Portfolio       15 years of investment
                                                               Manager                    industry experience.
                                                                                          She is part of the
                                                                                          team that manages
                                                                                          Putnam International
                                                                                          Growth and Income Fund
                                                                                          and Putnam Global
                                                                                          Growth and Income
                                                                                          Fund.
----------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio     Alliance                      - Stephen Beinhacker         Mr. Beinhacker joined
                                                               Portfolio Manager,         the company in 1992 as
                                                               Director and Senior Vice   Director of
                                                               President                  International
                                                                                          Quantitative Stock
                                                                                          Analysis and portfolio
                                                                                          manager. He was
                                                                                          promoted to Senior
                                                                                          Vice President in
                                                                                          1998.
----------------------------------------------------------------------------------------------------------------
 International Diversified     Van Kampen                    International Allocation
 Equities Portfolio                                          Team
                                                             Current members include:
                                                             - Ann Thivierge              Ms. Thivierge joined
                                                               Managing Director and      MSIM Inc. in 1986 and
                                                               Portfolio Manager          is currently a
                                                                                          Managing Director.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio    Putnam                        - Carmel Peters,             Ms. Peters joined
                                                               Senior Vice President and  Putnam in 1997 and has
                                                               Senior Portfolio Manager   23 years of investment
                                                               of the International Core  experience.
                                                               Team
----------------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS*
--------------------------------------------------------------------------------
The following Financial Highlights tables for Class 1 (formerly Class A) shares of each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio Class 1 share. The total returns in each table represent the rate that an investor would have earned on an investment in a Class 1 share of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   Cash Management Portfolio Class 1

      11/30/98     $10.74      $0.54         $(0.02)        $ 0.52        $(0.68)        $   --      $10.58      5.05%    $223,640
      1/31/99#      10.58       0.08           0.01           0.09            --             --       10.67      0.85      277,370
      1/31/00       10.67       0.51             --           0.51         (0.24)            --       10.94      4.85      466,588
      1/31/01       10.94       0.66          (0.02)          0.64         (0.45)            --       11.13      5.95      404,005
      1/31/02       11.13       0.37           0.02           0.39         (0.45)            --       11.07      3.48      600,741
      1/31/03       11.07       0.15          (0.02)          0.13         (0.37)            --       10.83      1.22      457,994

                                                    Corporate Bond Portfolio Class 1

      11/30/98      11.54       0.77          (0.02)          0.75         (0.46)            --       11.83      6.61      143,561
      1/31/99#      11.83       0.12           0.04           0.16            --             --       11.99      1.35      158,804
      1/31/00       11.99       0.81          (1.15)         (0.34)        (0.53)            --       11.12     (2.75)     184,309
      1/31/01       11.12       0.89          (0.02)          0.87         (0.77)            --       11.22      8.11      199,334
      1/31/02       11.22       0.84          (0.26)          0.58         (0.63)            --       11.17      5.27      258,912
      1/31/03       11.17       0.80          (0.02)          0.78         (0.71)            --       11.24      7.17      263,378

                                                     Global Bond Portfolio Class 1

      11/30/98      11.51       0.49           0.78           1.27         (0.79)         (0.22)      11.77     11.75      115,428
      1/31/99#      11.77       0.07           0.11           0.18            --             --       11.95      1.53      122,306
      1/31/00       11.95       0.42          (0.66)         (0.24)        (0.47)         (0.41)      10.83     (1.86)     127,145
      1/31/01       10.83       0.45           0.63           1.08         (0.70)            --       11.21     10.35      139,528
      1/31/02       11.21       0.43           0.02           0.45         (1.03)            --       10.63      4.03      145,556
      1/31/03       10.63       0.42           0.25           0.67         (0.18)         (0.15)      10.97      6.36      132,160

                                RATIO OF NET
                   RATIO OF      INVESTMENT
                  EXPENSES TO    INCOME TO
                    AVERAGE       AVERAGE
        PERIOD        NET           NET        PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    Cash Management Portfolio Class 1
      11/30/98       0.58%          4.97%          --%
      1/31/99#       0.62+          5.02+          --
      1/31/00        0.53           4.82           --
      1/31/01        0.52           5.83           --
      1/31/02        0.52           3.31           --
      1/31/03        0.52           1.37           --
                     Corporate Bond Portfolio Class 1
      11/30/98       0.77           6.61           15
      1/31/99#       0.80+          6.16+           4
      1/31/00        0.71           7.05           37
      1/31/01        0.69           7.99           36
      1/31/02        0.67           7.41           83
      1/31/03        0.65           7.17           45
                      Global Bond Portfolio Class 1
      11/30/98       0.85           4.27          210
      1/31/99#       0.97+          3.65+          30
      1/31/00        0.84           3.68          189
      1/31/01        0.81(1)        4.07(1)       202
      1/31/02        0.81           3.84          193
      1/31/03        0.80           3.89           66

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1)  Gross of custody credits of 0.01%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   High-Yield Bond Portfolio Class 1

      11/30/98     $11.82      $1.14         $(1.24)        $(0.10)       $(0.66)        $(0.08)     $10.98     (1.26)%   $284,580
      1/31/99#      10.98       0.18          (0.02)          0.16            --             --       11.14      1.46      293,037
      1/31/00       11.14       1.09          (0.55)          0.54         (1.14)            --       10.54      5.09      310,032
      1/31/01       10.54       1.09          (1.44)         (0.35)        (1.11)            --        9.08     (3.44)     299,534
      1/31/02        9.08       0.98          (1.94)         (0.96)        (1.11)            --        7.01    (10.11)     255,845
      1/31/03        7.01       0.63          (0.98)         (0.35)        (0.99)            --        5.67     (3.92)     221,410

                                                Worldwide High Income Portfolio Class 1

      11/30/98      13.20       1.07          (2.61)         (1.54)        (0.61)         (0.74)      10.31    (13.74)     121,290
      1/31/99#      10.31       0.16          (0.35)         (0.19)           --             --       10.12     (1.84)     116,977
      1/31/00       10.12       1.13           0.67           1.80         (1.33)            --       10.59     19.22      124,404
      1/31/01       10.59       1.12          (0.76)          0.36         (1.21)            --        9.74      3.67      117,236
      1/31/02        9.74       0.93          (1.85)         (0.92)        (1.17)            --        7.65     (8.61)      93,599
      1/31/03        7.65       0.67          (0.72)         (0.05)        (1.06)            --        6.54      0.45       77,847

                                                 SunAmerica Balanced Portfolio Class 1

      11/30/98      13.45       0.30           2.33           2.63         (0.11)         (0.36)      15.61     19.81      149,242
      1/31/99#      15.61       0.05           1.58           1.63            --             --       17.24     10.44      194,878
      1/31/00       17.24       0.36           1.80           2.16         (0.12)         (0.22)      19.06     12.76      509,054
      1/31/01       19.06       0.36          (1.46)         (1.10)        (0.22)         (0.10)      17.64     (5.88)     575,039
      1/31/02       17.64       0.31          (3.12)         (2.81)        (0.33)         (0.48)      14.02    (15.86)     471,194
      1/31/03       14.02       0.25          (2.34)         (2.09)        (0.34)            --       11.59    (14.95)     310,531

                                RATIO OF NET
                                 INVESTMENT
                   RATIO OF      INCOME TO
                  EXPENSES TO     AVERAGE
        PERIOD    AVERAGE NET       NET        PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    High-Yield Bond Portfolio Class 1
      11/30/98       0.69%          9.75%        128%
      1/31/99#       0.72+          9.71+          17
      1/31/00        0.67          10.00          105
      1/31/01        0.71(1)       10.98(1)       106
      1/31/02        0.71          12.18          148
      1/31/03        0.75          10.09          121
                  Worldwide High Income Portfolio Class
                                     1
      11/30/98       1.09(1)        8.89(1)       158
      1/31/99#       1.12+(1)       9.56+(1)       12
      1/31/00        1.14(1)       10.66(1)       116
      1/31/01        1.10          10.84          158
      1/31/02        1.11(1)       10.97(1)       139
      1/31/03        1.15           9.55          103
                  SunAmerica Balanced Portfolio Class 1
      11/30/98       0.78           2.10          111
      1/31/99#       0.75+(1)       1.72+(1)       26
      1/31/00        0.66           2.01          197
      1/31/01        0.64           1.87          333
      1/31/02        0.66           2.00          322
      1/31/03        0.68           1.91          611

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1)  Gross of custody credits of 0.01%, 0.01%, 0.02%, 0.01% and
        0.01%, for the periods ending November 30, 1998, January 31,
        1999, January 31, 2000, January 31, 2001, and January 31,
        2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   MFS Total Return Portfolio Class 1

      11/30/98     $14.75      $0.36         $ 1.56         $ 1.92        $(0.31)        $(1.40)     $14.96      13.54%   $131,440
      1/31/99#      14.96       0.06           0.82           0.88            --             --       15.84       5.88     145,332
      1/31/00       15.84       0.48          (0.38)          0.10         (0.29)         (1.77)      13.88       0.29     208,919
      1/31/01       13.88       0.51           2.37           2.88         (0.37)         (0.10)      16.29      20.94     303,278
      1/31/02       16.29       0.46          (0.52)         (0.06)        (0.32)         (0.52)      15.39      (0.25)    469,605
      1/31/03       15.39       0.41          (1.34)         (0.93)        (0.29)         (0.18)      13.99      (5.96)    516,660

                                                   Asset Allocation Portfolio Class 1

      11/30/98      16.21       0.48           0.08           0.56         (0.35)         (1.61)      14.81       2.85     713,045
      1/31/99#      14.81       0.07           0.15           0.22            --             --       15.03       1.49     724,516
      1/31/00       15.03       0.40           0.37           0.77         (0.48)         (0.80)      14.52       5.51     699,063
      1/31/01       14.52       0.41           0.36           0.77         (0.43)         (0.31)      14.55       5.38     653,310
      1/31/02       14.55       0.41          (1.35)         (0.94)        (0.46)         (0.31)      12.84      (6.36)    556,081
      1/31/03       12.84       0.42          (1.31)         (0.89)        (0.46)            --       11.49      (6.78)    437,736

                                                   Telecom Utility Portfolio Class 1

      11/30/98      12.91       0.42           1.62           2.04         (0.16)         (0.33)      14.46      15.98      68,049
      1/31/99#      14.46       0.08           0.03           0.11            --             --       14.57       0.76      77,323
      1/31/00       14.57       0.48           0.23           0.71         (0.24)         (0.62)      14.42       5.01     120,159
      1/31/01       14.42       0.39          (1.83)         (1.44)        (0.38)         (0.21)      12.39     (10.27)    112,682
      1/31/02       12.39       0.70          (2.70)         (2.00)        (0.38)            --       10.01     (16.46)     84,766
      1/31/03       10.01       0.41          (2.71)         (2.30)        (0.87)            --        6.84     (22.90)     52,982

                                RATIO OF NET
                                 INVESTMENT
                   RATIO OF      INCOME TO
                  EXPENSES TO     AVERAGE
        PERIOD    AVERAGE NET       NET        PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    MFS Total Return Portfolio Class 1
      11/30/98       0.77%          2.43%        106%
      1/31/99#       0.81+          2.40+          86
      1/31/00        0.76(1)        3.17(1)       116
      1/31/01        0.74(1)        3.42(1)       111
      1/31/02        0.73           2.93          105
      1/31/03        0.72(2)        2.81(2)        68
                    Asset Allocation Portfolio Class 1
      11/30/98       0.64           3.15          156
      1/31/99#       0.66+          2.60+          30
      1/31/00        0.63           2.70          191
      1/31/01        0.64           2.75          172
      1/31/02        0.66           3.05          140
      1/31/03        0.66           3.42           28
                    Telecom Utility Portfolio Class 1
      11/30/98       1.01           3.04           72
      1/31/99#       0.93+          3.02+          12
      1/31/00        0.84           3.31          121
      1/31/01        0.84(1)        2.81(1)       104
      1/31/02        0.85(1)        6.09(1)       102
      1/31/03        0.95(2)        4.82(2)       123

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1)  Gross of custody credits of 0.01%.
   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for MFS Total Return Portfolio would have been lower by 0.01% for Class 1. The ratio of expenses to average net assets for Telecom Utility Portfolio would have been lower by 0.07% for Class 1.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                    NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                  ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                  END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL       PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***     (000S)
      -----------------------------------------------------------------------------------------------------------------------------
                                                     Equity Income Portfolio Class 1

      12/14/98-
      1/31/99     $10.00      $ 0.03        $ 0.54         $ 0.57        $(0.03)        $   --      $10.54      5.70%    $    5,287
      1/31/00      10.54        0.22         (0.08)          0.14         (0.18)         (0.25)      10.25      1.29          6,670
      1/31/01      10.25        0.21          1.27           1.48         (0.02)            --       11.71     14.44          8,315
      1/31/02      11.71        0.21         (0.85)         (0.64)        (0.19)            --       10.88     (5.44)         8,060
      1/31/03      10.88        0.18         (2.15)         (1.97)        (0.19)            --        8.72    (18.06)         6,449

                                                     Equity Index Portfolio Class 1

      12/14/98-
      1/31/99      10.00        0.01          1.17           1.18         (0.03)            --       11.15     11.81         11,168
      1/31/00      11.15        0.12          0.67           0.79         (0.06)            --       11.88      7.05         63,487
      1/31/01      11.88        0.08         (0.24)         (0.16)           --          (0.02)      11.70     (1.29)        63,786
      1/31/02      11.70        0.08         (2.02)         (1.94)        (0.08)         (0.09)       9.59    (16.57)        51,434
      1/31/03       9.59        0.09         (2.33)         (2.24)        (0.08)            --        7.27    (23.31)        37,586

                                                     Growth-Income Portfolio Class 1

      11/30/98     20.82        0.17          4.33           4.50         (0.13)         (0.96)      24.23     21.91      1,019,590
      1/31/99#     24.23        0.02          3.63           3.65            --             --       27.88     15.06      1,206,113
      1/31/00      27.88        0.16          4.75           4.91         (0.15)         (1.40)      31.24     18.37      1,828,340
      1/31/01      31.24        0.19         (0.65)         (0.46)        (0.13)         (1.60)      29.05     (1.63)     1,931,070
      1/31/02      29.05        0.15         (6.00)         (5.85)        (0.19)         (1.26)      21.75    (19.96)     1,450,218
      1/31/03      21.75        0.16         (4.86)         (4.70)        (0.17)            --       16.88    (21.61)       877,271

                               RATIO OF NET
                  RATIO OF      INVESTMENT
                 EXPENSES TO    INCOME TO
       PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED      ASSETS         ASSETS      TURNOVER
      ---------  --------------------------------------
                    Equity Income Portfolio Class 1
      12/14/98-
      1/31/99       0.95%+(1)      1.87%+(1)    14%
      1/31/00       0.95(1)        2.05(1)       34
      1/31/01       0.95(1)        1.94(1)       59
      1/31/02       0.95(1)        1.89(1)       30
      1/31/03       1.13(1)        1.84(1)       74
                     Equity Index Portfolio Class 1
      12/14/98-
      1/31/99       0.55+(1)       0.75+(1)      --
      1/31/00       0.55(1)        1.02(1)        1
      1/31/01       0.55(1)        0.64(1)        4
      1/31/02       0.55(1)        0.80(1)        5
      1/31/03       0.55(1)        1.07(1)        4
                    Growth-Income Portfolio Class 1
      11/30/98      0.60           0.78          53
      1/31/99#      0.60+          0.55+         16
      1/31/00       0.56           0.56          43
      1/31/01       0.57           0.60          52
      1/31/02       0.58           0.62          56
      1/31/03       0.59(2)        0.79(2)       45

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                        EXPENSES
                                                     -----------------------------------------------
                                                     11/98    1/99+    1/00    1/01    1/02    1/03
                                                     -----------------------------------------------
      Equity Income Class 1......................      --%    3.47%    1.56%   1.88%   1.91%   1.54%
      Equity Index Class 1.......................      --     1.80     0.85    0.55    0.59    0.58

                                                            NET INVESTMENT INCOME (LOSS)
                                                   -----------------------------------------------
                                                   11/98    1/99+    1/00    1/01    1/02    1/03
                                                   -----------------------------------------------
      Equity Income Class 1......................    --%    (0.65)%  1.44%   1.01%   0.93%   1.43%
      Equity Index Class 1.......................    --     (0.50)   0.72    0.64    0.76    1.04

   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Growth-Income Portfolio would have been lower by 0.01% for Class 1.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      -----------------------------------------------------------------------------------------------------------------
                                         Federated American Leader Portfolio Class 1

      11/30/98     $13.90      $ 0.17        $ 2.35         $ 2.52        $(0.06)        $(0.30)     $16.06      18.22%
      1/31/99#      16.06        0.02          0.54           0.56           --             --        16.62       3.49
      1/31/00       16.62        0.20         (0.14)          0.06         (0.12)         (0.69)      15.87       0.17
      1/31/01       15.87        0.25          1.37           1.62         (0.17)         (0.60)      16.72      10.62
      1/31/02       16.72        0.16         (1.44)         (1.28)        (0.21)         (0.39)      14.84      (7.53)
      1/31/03       14.84        0.19         (3.27)         (3.08)        (0.15)           --        11.61     (20.76)

                                            Davis Venture Value Portfolio Class 1

      11/30/98      21.47        0.20          2.23           2.43         (0.12)         (0.68)      23.10      11.36
      1/31/99#      23.10        0.03          1.25           1.28           --             --        24.38       5.54
      1/31/00       24.38        0.13          3.06           3.19         (0.20)         (0.93)      26.44      13.42
      1/31/01       26.44        0.14          3.19           3.33         (0.12)         (0.28)      29.37      12.72
      1/31/02       29.37        0.12         (4.78)         (4.66)        (0.13)         (4.00)      20.58     (15.57)
      1/31/03       20.58        0.15         (3.40)         (3.25)        (0.12)           --        17.21     (15.79)

                                           "Dogs" of Wall Street Portfolio Class 1

      4/1/98-
      11/30/98      10.00        0.11         (0.30)         (0.19)          --             --         9.81      (1.90)
      1/31/99#       9.81        0.02         (0.23)         (0.21)          --             --         9.60      (2.14)
      1/31/00        9.60        0.21         (1.12)         (0.91)        (0.05)         (0.26)       8.38     (10.02)
      1/31/01        8.38        0.23          0.73           0.96         (0.22)         (0.10)       9.02      12.05
      1/31/02        9.02        0.20          0.36           0.56         (0.20)           --         9.38       6.34
      1/31/03        9.38        0.22         (1.44)         (1.22)        (0.17)           --         7.99     (13.07)

                                             RATIO OF NET
                     NET                      INVESTMENT
                    ASSETS      RATIO OF      INCOME TO
                    END OF     EXPENSES TO     AVERAGE
        PERIOD      PERIOD     AVERAGE NET       NET        PORTFOLIO
        ENDED       (000S)       ASSETS         ASSETS      TURNOVER
      ----------  ---------------------------------------------------
                      Federated American Leader Portfolio Class 1
      11/30/98    $  145,900      0.83%          1.13%         51%
      1/31/99#       159,176      0.86+          0.75+          4
      1/31/00        208,488      0.77           1.17          34
      1/31/01        231,716      0.76           1.56          46
      1/31/02        270,692      0.76           1.05          33
      1/31/03        191,653      0.76(2)        1.41(2)       32
                         Davis Venture Value Portfolio Class 1
      11/30/98     1,725,411      0.75           0.89          25
      1/31/99#     1,840,354      0.77+          0.86+          5
      1/31/00      2,303,994      0.74           0.51          23
      1/31/01      2,808,045      0.75           0.47          26
      1/31/02      2,323,050      0.76           0.49          30
      1/31/03      1,612,985      0.75           0.81          17
                        "Dogs" of Wall Street Portfolio Class 1
      4/1/98-
      11/30/98        65,283      0.85+(1)       2.04+(1)     --
      1/31/99#        78,062      0.85+(1)       0.93+(1)      58
      1/31/00         98,924      0.67(1)        2.11(1)       51
      1/31/01         92,070      0.72(1)        2.76(1)       55
      1/31/02        112,588      0.71(1)        2.22(1)       35
      1/31/03         99,103      0.69(1)        2.42(1)       67

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                            EXPENSES
                                                         ----------------------------------------------
                                                         11/98    1/99+    1/00    1/01    1/02    1/03
                                                         ----------------------------------------------
      "Dogs" of Wall Street Class 1..................    0.92%+   0.85%    0.67%   0.72%   0.71%   0.69%

                                                                 NET INVESTMENT INCOME (LOSS)
                                                       ------------------------------------------------
                                                       11/98    1/99+    1/00    1/01     1/02     1/03
                                                       ------------------------------------------------
      "Dogs" of Wall Street Class 1..................  1.97%+   0.93%    2.11%    2.76%    2.22%   2.42%

   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Federated American Leaders Portfolio would have been lower by 0.01% for Class 1.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                               ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                               VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
             PERIOD          BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
              ENDED          OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------------------
                                                   Alliance Growth Portfolio Class 1

      11/30/98                $22.56      $ 0.07        $ 7.77         $ 7.84        $(0.06)        $(2.30)     $28.04      35.92%
      1/31/99#                 28.04          --          7.22           7.22            --             --      35.26       25.75
      1/31/00                  35.26       (0.04)         4.46           4.42         (0.05)         (3.05)     36.58       14.09
      1/31/01                  36.58       (0.04)        (3.40)         (3.44)           --          (4.94)     28.20      (10.17)
      1/31/02                  28.20        0.04         (6.61)         (6.57)           --          (2.22)     19.41      (23.05)
      1/31/03                  19.41        0.03         (5.87)         (5.84)        (0.04)            --      13.53      (30.08)

                                                Goldman Sachs Research Portfolio Class 1

      7/3/00-
      1/31/01                  10.00       (0.03)        (0.01)         (0.04)           --          (0.04)      9.92       (0.42)
      1/31/02                   9.92       (0.04)        (3.09)         (3.13)           --             --       6.79      (31.55)
      1/31/03                   6.79       (0.01)        (1.66)         (1.67)           --             --       5.12      (24.59)

                                          MFS Massachusetts Investors Trust Portfolio Class 1

      11/30/98                 15.62        0.02          2.61           2.63         (0.12)         (2.76)     15.37       17.82
      1/31/99#                 15.37        0.01          1.60           1.61            --             --      16.98       10.47
      1/31/00                  16.98        0.10          0.11           0.21         (0.03)         (3.81)     13.35        1.77
      1/31/01                  13.35        0.08          0.42           0.50         (0.08)            --      13.77        3.71
      1/31/02                  13.77        0.08         (2.45)         (2.37)        (0.07)         (0.54)     10.79      (17.15)
      1/31/03                  10.79        0.07         (2.43)         (2.36)        (0.08)            --       8.35      (21.88)

                                NET                          RATIO OF NET
                               ASSETS      RATIO OF           INVESTMENT
                               END OF     EXPENSES TO      INCOME(LOSS) TO
             PERIOD            PERIOD     AVERAGE NET        AVERAGE NET      PORTFOLIO
              ENDED           (000'S)       ASSETS              ASSETS        TURNOVER
      ---------------------  ----------------------------------------------------------
                                         Alliance Growth Portfolio Class 1
      11/30/98               $1,396,140      0.58%               0.27%            90%
      1/31/99#                1,864,924      0.63+              (0.01)+           11
      1/31/00                 2,875,413      0.63               (0.11)            77
      1/31/01                 2,810,098      0.64               (0.10)           101
      1/31/02                 1,928,115      0.65                0.17             86
      1/31/03                 1,007,655      0.65(3)             0.19(3)          51
                                      Goldman Sachs Research Portfolio Class 1
      7/3/00-
      1/31/01                    39,903      1.35+(1)(2)        (0.54)+(1)(2)    115
      1/31/02                    28,382      1.35(2)            (0.49)(2)        144
      1/31/03                    23,828      1.35(2)            (0.21)(2)        198
                                MFS Massachusetts Investors Trust Portfolio Class 1
      11/30/98                  238,298      0.70                0.17            105
      1/31/99#                  266,069      0.75+               0.38+            76
      1/31/00                   337,222      0.75                0.66             64
      1/31/01                   369,518      0.76                0.58             81
      1/31/02                   323,404      0.78                0.66             82
      1/31/03                   210,436      0.78(3)             0.73(3)          65

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1) The ratios reflect an expense cap of 1.35% which is net of custody credits (0.01%) or waivers/reimbursements if applicable.
   (2) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                 EXPENSES
                                             ------------------------------------------------
                                             11/98    1/99     1/00    1/01+    1/02    1/03
                                             ------------------------------------------------
      Goldman Sachs Research Class 1.......    --%      --%     --%    1.63%    1.49%   1.44%

                                                         NET INVESTMENT INCOME (LOSS)
                                             ----------------------------------------------------
                                             11/98    1/99     1/00     1/01+      1/02     1/03
                                             ----------------------------------------------------
      Goldman Sachs Research Class 1.......    --%      --%       --%   (0.82)%    (0.63)%  (0.30)%

   (3) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Alliance Growth Portfolio would have been lower by 0.00% for Class 1. The ratio of expenses to average net assets for MFS Massachusetts Investors Trust Portfolio would have been lower by 0.02% for Class 1.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                               ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                               VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
             PERIOD          BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
              ENDED          OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------------------
                                                Putnam Growth: Voyager Portfolio Class 1

      11/30/98                $19.15      $ 0.01        $ 4.15         $ 4.16        $(0.02)        $(3.08)     $20.21      22.56%
      1/31/99#                 20.21       (0.01)         3.33           3.32            --             --       23.53      16.43
      1/31/00                  23.53       (0.02)         3.76           3.74         (0.01)         (0.78)      26.48      16.51
      1/31/01                  26.48       (0.03)        (3.37)         (3.40)           --          (2.23)      20.85     (13.68)
      1/31/02                  20.85        0.02         (5.39)         (5.37)           --          (0.59)      14.89     (25.71)
      1/31/03                  14.89        0.03         (3.87)         (3.84)        (0.02)            --       11.03     (25.77)

                                                   Blue Chip Growth Portfolio Class 1

      7/5/00-
      1/31/01                  10.00        0.06         (1.24)         (1.18)        (0.03)            --        8.79     (11.82)
      1/31/02                   8.79        0.03         (2.20)         (2.17)           --             --        6.62     (24.64)
      1/31/03                   6.62        0.01         (1.85)         (1.84)        (0.02)            --        4.76     (27.85)

                                                     Real Estate Portfolio Class 1

      11/30/98                 11.53        0.45         (1.93)         (1.48)        (0.16)         (0.01)       9.88     (13.04)
      1/31/99#                  9.88        0.09         (0.36)         (0.27)           --             --        9.61      (2.73)
      1/31/00                   9.61        0.39         (1.14)         (0.75)        (0.33)            --        8.53      (8.03)
      1/31/01                   8.53        0.39          1.84           2.23         (0.36)            --       10.40      26.40
      1/31/02                  10.40        0.56          0.16           0.72         (0.32)            --       10.80       7.12
      1/31/03                  10.80        0.55         (0.18)          0.37         (0.28)            --       10.89       3.41

                               NET                      RATIO OF NET
                              ASSETS     RATIO OF        INVESTMENT
                              END OF    EXPENSES TO   INCOME (LOSS) TO
             PERIOD           PERIOD    AVERAGE NET     AVERAGE NET      PORTFOLIO
              ENDED           (000S)      ASSETS           ASSETS        TURNOVER
      ---------------------  -----------------------------------------------------
                                   Putnam Growth: Voyager Portfolio Class 1
      11/30/98               $398,863      0.86%            0.09%            75%
      1/31/99#                494,813      0.86+           (0.19)+           10
      1/31/00                 783,896      0.80            (0.09)            76
      1/31/01                 732,943      0.79            (0.10)            84
      1/31/02                 486,747      0.82             0.11             94
      1/31/03                 271,199      0.86(2)          0.19(2)         120
                                      Blue Chip Growth Portfolio Class 1
      7/5/00-
      1/31/01                  15,801      0.85+(1)         1.06+(1)         81
      1/31/02                  29,342      0.85(1)          0.36(1)         125
      1/31/03                  20,303      0.85(1)          0.20(1)         103
                                         Real Estate Portfolio Class 1
      11/30/98                 59,102      0.95             4.21             26
      1/31/99#                 58,504      1.01+            5.63+             6
      1/31/00                  53,766      0.92             4.24             61
      1/31/01                  76,224      0.96             4.05             28
      1/31/02                  85,794      0.92             5.32             62
      1/31/03                  95,829      0.89             4.89             52

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                 EXPENSES
                                              -----------------------------------------------
                                              11/98    1/99    1/00    1/01+    1/02    1/03
                                              -----------------------------------------------
      Blue Chip Growth Class 1..............    --%     --%     --%    1.81%    1.16%   0.94%

                                                         NET INVESTMENT INCOME (LOSS)
                                              --------------------------------------------------
                                              11/98    1/99     1/00     1/01+    1/02     1/03
                                              --------------------------------------------------
      Blue Chip Growth Class 1..............    --%       --%      --%    0.10%    0.05%    0.11%

   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Putnam Growth: Voyager Portfolio would have been lower by 0.01% for Class 1.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                               ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                               VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
             PERIOD          BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
              ENDED          OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------------------
                                                 Small Company Value Portfolio Class 1

      12/14/98-
      1/31/99                 $10.00      $   --        $ 0.05         $ 0.05        $(0.02)        $   --      $10.03       0.49%
      1/31/00                  10.03       (0.04)         0.58           0.54            --          (0.05)     10.52        5.37
      1/31/01                  10.52       (0.05)         2.23           2.18            --          (2.26)     10.44       20.98
      1/31/02                  10.44       (0.04)         0.66           0.62            --          (0.29)     10.77        6.29
      1/31/03                  10.77       (0.04)        (1.53)         (1.57)           --          (0.60)      8.60      (14.54)

                                                  MFS Mid-Cap Growth Portfolio Class 1

      4/01/99-
      1/31/00                  10.00       (0.01)         5.84           5.83            --          (0.23)     15.60       58.26
      1/31/01                  15.60       (0.04)         3.76           3.72            --          (0.33)     18.99       23.97
      1/31/02                  18.99       (0.03)        (6.58)         (6.61)           --          (2.38)     10.00      (34.93)
      1/31/03                  10.00       (0.03)        (4.16)         (4.19)           --             --       5.81      (41.90)

                                                  Aggressive Growth Portfolio Class 1

      11/30/98                 11.76        0.04          0.52           0.56            --             --      12.32        4.76
      1/31/99#                 12.32          --          3.20           3.20            --             --      15.52       25.97
      1/31/00                  15.52          --          8.59           8.59         (0.03)         (1.36)     22.72       60.62
      1/31/01                  22.72        0.05         (3.09)         (3.04)           --          (1.96)     17.72      (14.88)
      1/31/02                  17.72        0.03         (5.77)         (5.74)        (0.05)         (3.09)      8.84      (31.71)
      1/31/03                   8.84       (0.02)        (2.13)         (2.15)        (0.02)(6)         --       6.67      (24.28)

                               NET                         RATIO OF NET
                              ASSETS     RATIO OF           INVESTMENT
                              END OF    EXPENSES TO      INCOME (LOSS) TO
             PERIOD           PERIOD    AVERAGE NET        AVERAGE NET      PORTFOLIO
              ENDED          (000'S)      ASSETS              ASSETS        TURNOVER
      ---------------------  --------------------------------------------------------
                                      Small Company Value Portfolio Class 1
      12/14/98-
      1/31/99                $  5,024      1.40%+(4)           0.12%+(4)         6%
      1/31/00                   5,226      1.40(4)            (0.40)(4)         65
      1/31/01                   4,409      1.40(1)(4)         (0.41)(1)(4)      57
      1/31/02                   6,056      1.40(1)(4)         (0.37)(1)(4)      54
      1/31/03                   5,782      1.49(4)            (0.41)(4)        124
                                       MFS Mid-Cap Growth Portfolio Class 1
      4/01/99-
      1/31/00                  81,636      1.15+(2)(4)        (0.13)+(2)(4)    108
      1/31/01                 367,523      0.82(3)(4)         (0.20)(3)(4)     146
      1/31/02                 280,024      0.82(4)            (0.25)(4)         96
      1/31/03                 123,948      0.84(4)(5)         (0.48)(4)(5)     164
                                       Aggressive Growth Portfolio Class 1
      11/30/98                133,183      0.83                0.32            268
      1/31/99#                182,313      0.82+               0.13+            29
      1/31/00                 450,073      0.75                0.02            131
      1/31/01                 495,826      0.70                0.23            263
      1/31/02                 293,084      0.75                0.21            229
      1/31/03                 156,449      0.77               (0.24)           150

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1) The ratios reflect an expense cap of 1.40% which is net of custody credits (0.01%) or waivers/reimbursements if applicable.
   (2) The ratios reflect an expense cap of 1.15% which is net of custody credits (0.02%) or waivers/reimbursements if applicable.
   (3)  Gross of custody credits of 0.01%
   (4) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                       EXPENSES
                                                  --------------------------------------------------
                                                  11/98    1/99+    1/00    1/01     1/02      1/03
                                                  --------------------------------------------------
      Small Company Value Class 1...............    --%    3.87%    2.25%   2.64%    2.95%(3)  2.08%
      MFS Mid-Cap Growth Class 1................    --       --     1.19+   0.82     0.82      0.84

                                                              NET INVESTMENT INCOME (LOSS)
                                                  ----------------------------------------------------
                                                  11/98    1/99+    1/00    1/01     1/02        1/03
                                                  ----------------------------------------------------
      Small Company Value Class 1...............    --%    (2.35)%  (1.25)% (1.65)%  (1.93)%(3) (0.99)%
      MFS Mid-Cap Growth Class 1................    --       --     (0.17)+ (0.20)   (0.25)     (0.46)

   (5) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for MFS Mid-Cap Growth Portfolio would have been lower by 0.02% for Class 1.
   (6) Includes a tax return of capital of less than $0.01 per share.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                               ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                               VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
             PERIOD          BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
              ENDED          OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------------------
                                                 Growth Opportunities Portfolio Class 1

      7/5/00-
      1/31/01                 $10.00      $ 0.07        $(1.10)        $(1.03)       $(0.04)        $   --      $ 8.93     (10.30)%
      1/31/02                   8.93       (0.02)        (3.06)         (3.08)           --             --        5.85     (34.48)
      1/31/03                   5.85       (0.03)        (2.32)         (2.35)           --             --        3.50     (40.17)

                                                    Marsico Growth Portfolio Class 1

      12/29/00-1/31/01         10.00        0.01          0.53           0.54            --             --       10.54       5.40
      1/31/02                  10.54        0.01         (1.74)         (1.73)           --          (0.02)       8.79     (16.35)
      1/31/03                   8.79       (0.01)        (1.27)         (1.28)           --             --        7.51     (14.55)

                                                      Technology Portfolio Class 1

      7/3/00-
      1/31/01                  10.00       (0.04)        (2.80)         (2.84)           --             --        7.16     (28.40)
      1/31/02                   7.16       (0.05)        (3.69)         (3.74)           --             --        3.42     (52.23)
      1/31/03                   3.42       (0.03)        (1.60)         (1.63)           --             --        1.79     (47.66)

                               NET                        RATIO OF NET
                             ASSETS     RATIO OF           INVESTMENT
                             END OF    EXPENSES TO      INCOME (LOSS) TO
             PERIOD          PERIOD    AVERAGE NET        AVERAGE NET      PORTFOLIO
              ENDED          (000S)      ASSETS              ASSETS        TURNOVER
      ---------------------  -------------------------------------------------------
                                     Growth Opportunities Portfolio Class 1
      7/5/00-
      1/31/01                $28,836      1.00%+(3)           1.16%+(3)        86%
      1/31/02                 33,797      1.00(3)            (0.26)(3)        339
      1/31/03                 12,307      1.00(3)            (0.62)(3)        243
                                        Marsico Growth Portfolio Class 1
      12/29/00-1/31/01         5,596      1.00+(1)(3)         0.73+(1)(3)      10
      1/31/02                 14,810      1.00(2)(3)          0.12(2)(3)      128
      1/31/03                 43,872      1.00(3)            (0.15)(3)        124
                                          Technology Portfolio Class 1
      7/3/00-
      1/31/01                 56,323      1.49+              (0.93)+           98
      1/31/02                 40,156      1.45               (1.23)           109
      1/31/03                 23,828      1.50(4)            (1.36)(4)        135

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     +  Annualized.
   (1) The ratios reflect an expense cap of 1.00% which is net of custody credits (0.44%) or waivers/reimbursements if applicable.
   (2) The ratios reflect an expense cap of 1.00% which is net of custody credits (0.01%) or waiver/reimbursements if applicable.
   (3) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                EXPENSES
                                           ---------------------------------------------------
                                           11/98    1/99+    1/00    1/01      1/02      1/03
                                           ---------------------------------------------------
      Growth Opportunities Class 1.......    --%      --%      --%   1.26%+    1.19%     1.07%
      Marsico Growth Class 1.............    --       --       --    4.73+     1.86(5)   1.04

                                                        NET INVESTMENT INCOME (LOSS)
                                           ------------------------------------------------------
                                           11/98    1/99+    1/00    1/01       1/02        1/03
                                           ------------------------------------------------------
      Growth Opportunities Class 1.......    --%       --%     --%    0.90%+    (0.44)%     (0.69)%
      Marsico Growth Class 1.............    --        --      --    (3.00)+    (0.73)(5)   (0.19)

   (4) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Technology Portfolio would have been lower by 0.02% for Class 1.
   (5)  Gross of custody credits of 0.01%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                               ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                               VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
             PERIOD          BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
              ENDED          OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------------------
                                           International Growth and Income Portfolio Class 1

      11/30/98                $10.41      $ 0.13        $ 0.86         $ 0.99        $(0.03)        $(0.06)     $11.31       9.58%
      1/31/99#                 11.31          --          0.40           0.40         (0.02)         (0.19)      11.50       3.56
      1/31/00                  11.50        0.15          1.97           2.12         (0.45)         (0.89)      12.28      17.99
      1/31/01                  12.28        0.12          0.36           0.48         (0.12)         (0.13)      12.51       3.95
      1/31/02                  12.51        0.09         (3.05)         (2.96)        (0.03)         (0.45)       9.07     (23.67)
      1/31/03                   9.07        0.09         (1.96)         (1.87)        (0.05)            --        7.15     (20.66)

                                                   Global Equities Portfolio Class 1

      11/30/98                 15.98        0.07          2.40           2.47         (0.19)         (1.36)      16.90      15.34
      1/31/99#                 16.90          --          1.71           1.71            --             --       18.61      10.12
      1/31/00                  18.61        0.06          4.00           4.06         (0.21)         (1.37)      21.09      23.67
      1/31/01                  21.09       (0.03)        (1.91)         (1.94)        (0.03)         (1.59)      17.53      (9.29)
      1/31/02                  17.53        0.02         (4.90)         (4.88)        (0.01)         (2.15)      10.49     (27.72)
      1/31/03                  10.49        0.02         (2.64)         (2.62)           --             --        7.87     (24.98)

                                          International Diversified Equities Portfolio Class 1

      11/30/98                 11.33        0.15          1.93           2.08         (0.40)         (0.15)      12.86      18.33
      1/31/99#                 12.86       (0.01)         0.22           0.21            --             --       13.07       1.63
      1/31/00                  13.07        0.13          1.91           2.04         (0.21)         (0.08)      14.82      15.85
      1/31/01                  14.82        0.11         (1.91)         (1.80)        (0.12)         (2.14)      10.76     (12.71)
      1/31/02                  10.76        0.07         (2.94)         (2.87)           --          (0.65)       7.24     (27.07)
      1/31/03                   7.24        0.07         (2.13)            --            --             --        5.18     (28.45)

                                NET                       RATIO OF NET
                               ASSETS      RATIO OF        INVESTMENT
                               END OF     EXPENSES TO   INCOME (LOSS) TO
             PERIOD            PERIOD     AVERAGE NET     AVERAGE NET      PORTFOLIO
              ENDED            (000S)       ASSETS           ASSETS        TURNOVER
      ---------------------  -------------------------------------------------------
                                International Growth and Income Portfolio Class 1
      11/30/98               $  128,344      1.46%            1.12%            51%
      1/31/99#                  142,497      1.46+           (0.10)+           10
      1/31/00                   253,962      1.21             1.16             75
      1/31/01                   342,114      1.18             0.95             80
      1/31/02                   289,084      1.20             0.84            148
      1/31/03                   177,883      1.22             1.08            264
                                        Global Equities Portfolio Class 1
      11/30/98                  420,358      0.88             0.46             92
      1/31/99#                  463,138      0.86+           (0.04)+           12
      1/31/00                   632,495      0.84             0.30             94
      1/31/01                   650,067      0.84            (0.15)            93
      1/31/02                   409,626      0.87             0.14             75
      1/31/03                   221,301      0.93(1)          0.19(1)          71
                              International Diversified Equities Portfolio Class 1
      11/30/98                  354,174      1.26             1.18             40
      1/31/99#                  373,785      1.26+           (0.43)+            7
      1/31/00                   464,988      1.22             0.95             65
      1/31/01                   442,009      1.21             0.89             72
      1/31/02                   309,703      1.23             0.84             29
      1/31/03                   156,911      1.22             0.97             48

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower by 0.00% for Class 1.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                               ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                               VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
             PERIOD          BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
              ENDED          OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------------------
                                                   Emerging Markets Portfolio Class 1

      11/30/98                $ 8.03      $ 0.04        $(1.78)        $(1.74)       $(0.07)        $   --      $ 6.22     (21.86)%
      1/31/99#                  6.22        0.01            --           0.01         (0.01)            --        6.22       0.20
      1/31/00                   6.22       (0.03)         4.81           4.78            --             --       11.00      76.86
      1/31/01                  11.00       (0.02)        (2.95)         (2.97)        (0.06)         (0.16)       7.81    (26.87)
      1/31/02                   7.81        0.03         (0.95)         (0.92)        (0.02)         (0.08)       6.79    (11.49)
      1/31/03                   6.79        0.02         (0.74)         (0.72)        (0.02)(3)         --        6.05    (10.63)

                                NET                       RATIO OF NET
                               ASSETS      RATIO OF        INVESTMENT
                               END OF     EXPENSES TO   INCOME (LOSS) TO
             PERIOD            PERIOD     AVERAGE NET     AVERAGE NET      PORTFOLIO
              ENDED           (000'S)       ASSETS           ASSETS        TURNOVER
      ---------------------  -------------------------------------------------------
                                       Emerging Markets Portfolio Class 1
      11/30/98               $   31,685      1.90%(2)         0.61%(2)         96%
      1/31/99#                   32,708      1.90+(2)         0.60+(2)         22
      1/31/00                   102,740      1.90(1)(2)      (0.41)(1)(2)     145
      1/31/01                    96,507      1.57(2)         (0.22)(2)        125
      1/31/02                    82,624      1.53(2)          0.51(2)         113
      1/31/03                    63,377      1.53(2)          0.43(2)         118

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1) The ratios reflect an expense cap of 1.90% which is net of custody credits (0.01%) or waiver/reimbursement if applicable.
   (2) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                       EXPENSES
                                                  --------------------------------------------------
                                                  11/98    1/99+    1/00    1/01     1/02      1/03
                                                  --------------------------------------------------
       Emerging Markets Class 1...............    2.01%    2.29%    1.91%   1.57%     1.53%    1.53%

                                                            NET INVESTMENT INCOME (LOSS)
                                                ----------------------------------------------------
                                                11/98    1/99+    1/00     1/01      1/02      1/03
                                                ----------------------------------------------------
       Emerging Markets Class 1...............  0.50%    0.21%    (0.42)%  (0.22)%    0.51%     0.43%

   (3) Includes a tax return of capital of less than $0.01 per share.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2003
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST
                   (CLASS 1 SHARES, FORMERLY CLASS A SHARES)

                  --    Cash Management Portfolio
                  --    Corporate Bond Portfolio
                  --    Global Bond Portfolio
                  --    High-Yield Bond Portfolio
                  --    Worldwide High Income Portfolio
                  --    SunAmerica Balanced Portfolio
                  --    Asset Allocation Portfolio
                  --    Telecom Utility Portfolio
                  --    Equity Income Portfolio
                  --    Equity Index Portfolio
                  --    Growth-Income Portfolio
                  --    Federated American Leaders Portfolio
                        (formerly Federated Value Portfolio)
                  --    Davis Venture Value Portfolio
                  --    "Dogs" of Wall Street Portfolio
                  --    Alliance Growth Portfolio
                  --    Putnam Growth: Voyager Portfolio
                        (formerly Putnam Growth Portfolio)
                  --    Real Estate Portfolio
                  --    Small Company Value Portfolio
                  --    Aggressive Growth Portfolio
                  --    International Growth and Income Portfolio
                  --    Global Equities Portfolio
                  --    International Diversified Equities Portfolio
                  --    Emerging Markets Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

EXPENSE SUMMARY.............................................     32

ACCOUNT INFORMATION.........................................     36

ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET
  PORTFOLIO.................................................     38

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     39

  Investment Strategies.....................................     39

GLOSSARY....................................................     46

  Investment Terminology....................................     46

  Risk Terminology..........................................     49

MANAGEMENT..................................................     53

  Information about the Investment Adviser and Manager......     53

  Information about the Subadvisers.........................     54

  Information about the Distributor.........................     55

  Portfolio Management......................................     55

  Custodian, Transfer and Dividend Paying Agent.............     66

FINANCIAL HIGHLIGHTS........................................     67

FOR MORE INFORMATION........................................     75

      --------------------------------------------------------------------

                                TRUST HIGHLIGHTS

      --------------------------------------------------------------------




      The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the "Trust") and to provide you with information about the Trust's twenty-three separate investment series ("Portfolios") and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begins on page 39, and the glossary that follows on page 46.




                        Q&A




       FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.



       YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.



       INCOME is interest payments from bonds or dividends from stocks.



       TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.



       "HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.



       "NET ASSETS" as referred to under "Principal Investment Strategy" takes into account borrowings for investment purposes.

Q:   WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
     STRATEGIES?


A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. A Portfolio's investment goal may be changed without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.

                            FIXED INCOME PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Cash Management         high current yield          invests in a diversified selection
    Portfolio               consistent with             of money market instruments
                            liquidity and
                            preservation of capital
  ----------------------------------------------------------------------------------------------
    Corporate Bond          high total return with      invests, under normal
    Portfolio               only moderate price risk    circumstances, at least 80% of net
                                                        assets in fixed income securities,
                                                        but invests primarily in investment
                                                        grade fixed income securities; may
                                                        invest up to 35% in fixed income
                                                        securities rated below investment
                                                        grade
  ----------------------------------------------------------------------------------------------
    Global Bond Portfolio   high total return,          invests, under normal
                            emphasizing current         circumstances, at least 80% of net
                            income and, to a lesser     assets in high quality fixed income
                            extent, capital             securities of U.S. and foreign
                            appreciation                issuers and transactions in foreign
                                                        currencies
  ----------------------------------------------------------------------------------------------
    High-Yield Bond         high current income and,    invests, under normal
    Portfolio               secondarily, capital        circumstances, at least 80% of net
                            appreciation                assets in intermediate and
                                                        long-term corporate obligations,
                                                        emphasizing high-yield, high-risk
                                                        fixed income securities (junk
                                                        bonds) with a primary focus on "B"
                                                        rated high-yield bonds
  ----------------------------------------------------------------------------------------------
    Worldwide High Income   high current income and,    invests, under normal
    Portfolio               secondarily, capital        circumstances, at least 80% of net
                            appreciation                assets in high income securities of
                                                        issuers located throughout the
                                                        world
  ----------------------------------------------------------------------------------------------

       BALANCED PORTFOLIOS typically try to balance three different investment goals: capital appreciation, income and capital preservation by investing in a mixture of stocks, bonds and money market instruments.




       ASSET ALLOCATION is a varying combination, depending on market conditions and risk level, of stocks, bonds, money market instruments and other assets.



       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.



       INDEX PORTFOLIOS typically are comprised of securities that make up or replicate a target index; the primary objective is to mirror the investment results of the index.



       A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

                    BALANCED OR ASSET ALLOCATION PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    SunAmerica Balanced     conservation of             maintains at all times a balanced
    Portfolio               principal and capital       portfolio of stocks and bonds, with
                            appreciation                at least 25% invested in fixed
                                                        income securities
  ----------------------------------------------------------------------------------------------
    Asset Allocation        high total return           invests in a diversified portfolio
    Portfolio               (including income and       that may include common stocks and
                            capital gains)              other securities with common stock
                            consistent with long-       characteristics, bonds and other
                            term preservation of        intermediate and long-term fixed
                            capital                     income securities and money market
                                                        instruments
  ----------------------------------------------------------------------------------------------

                               EQUITY PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Telecom Utility         high current income and     invests, under normal
    Portfolio               moderate capital            circumstances, at least 80% of net
                            appreciation                assets in equity and debt
                                                        securities of utility companies
  ----------------------------------------------------------------------------------------------
    Equity Income           long-term capital           invests primarily in equity
    Portfolio               appreciation and income     securities of companies which the
                                                        Subadviser believes are
                                                        characterized by the ability to pay
                                                        above-average dividends, the
                                                        ability to finance expected growth
                                                        and strong management
  ----------------------------------------------------------------------------------------------
    Equity Index Portfolio  investment results that     invests, under normal
                            correspond with the         circumstances, at least 80% of net
                            performance of the          assets in common stocks included in
                            Standard & Poor's 500       the S&P 500
                            Composite Stock Price
                            Index (S&P 500)
  ----------------------------------------------------------------------------------------------
    Growth-Income           growth of capital and       invests primarily in common stocks
    Portfolio               income                      or securities that demonstrate the
                                                        potential for appreciation and/or
                                                        dividends
  ----------------------------------------------------------------------------------------------
    Federated American      growth of capital and       invests primarily in the securities
    Leaders Portfolio       income                      of high quality companies
  ----------------------------------------------------------------------------------------------
    Davis Venture Value     growth of capital           invests primarily in common stocks
    Portfolio                                           of companies with market
                                                        capitalizations of at least $5
                                                        billion
  ----------------------------------------------------------------------------------------------
    "Dogs" of Wall Street   total return (including     invests in thirty high dividend
    Portfolio               capital appreciation and    yielding common stocks selected
                            current income)             annually from the Dow Jones
                                                        Industrial Average and the broader
                                                        market (see page 38 for additional
                                                        information about the investment
                                                        strategy for the "Dogs" of Wall
                                                        Street Portfolio)
  ----------------------------------------------------------------------------------------------
    Alliance Growth         long-term growth of         invests primarily in equity
    Portfolio               capital                     securities of a limited number of
                                                        large, carefully selected, high
                                                        quality U.S. companies that are
                                                        judged likely to achieve superior
                                                        earnings
  ----------------------------------------------------------------------------------------------
    Putnam Growth: Voyager  long-term growth of         invests primarily in common stocks
    Portfolio               capital                     or securities with common stock
                                                        characteristics that its Subadviser
                                                        believes have above-average growth
                                                        prospects
  ----------------------------------------------------------------------------------------------

       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.



       MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.



       INTERNATIONAL PORTFOLIOS typically seek capital appreciation by investing significantly in securities traded in markets outside the U.S.



       AN "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrialization cycle.

                               EQUITY PORTFOLIOS

  ------------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ------------------------------------------------------------------------------------------------
    Real Estate Portfolio   total return through a      invests, under normal circumstances,
                            combination of growth       at least 80% of net assets in
                            and income                  securities of companies principally
                                                        engaged in or related to the real
                                                        estate industry or that own
                                                        significant real estate assets or
                                                        that primarily invest in real estate
                                                        financial instruments
  ------------------------------------------------------------------------------------------------
    Small Company Value     capital appreciation        invests, under normal circumstances,
    Portfolio                                           at least 80% of net assets in a
                                                        broadly diversified portfolio of
                                                        equity securities of small companies
                                                        generally with market capitalizations
                                                        ranging from approximately $39
                                                        million to $2.9 billion
  ------------------------------------------------------------------------------------------------
    Aggressive Growth       capital appreciation        invests primarily in equity
    Portfolio                                           securities of high growth companies
                                                        including small and medium sized
                                                        growth companies with market
                                                        capitalizations of $1.5 billion to
                                                        $15 billion
  ------------------------------------------------------------------------------------------------
    International Growth    growth of capital and,      invests primarily in common stocks
    and Income Portfolio    secondarily, current        traded on markets outside the U.S.
                            income
  ------------------------------------------------------------------------------------------------
    Global Equities         long-term growth of         invests primarily in common stocks or
    Portfolio               capital                     securities with common stock
                                                        characteristics of U.S. and foreign
                                                        issuers that demonstrate the
                                                        potential for appreciation and
                                                        engages in transactions in foreign
                                                        currencies; under normal
                                                        circumstances, at least 80% of net
                                                        assets of the Portfolio will be
                                                        invested in equity securities
  ------------------------------------------------------------------------------------------------
    International           long-term capital           invests primarily (in accordance with
    Diversified Equities    appreciation                country and sector weightings
    Portfolio                                           determined by its Subadviser) in
                                                        securities of foreign issuers that,
                                                        in the aggregate, replicate broad
                                                        country and sector indices; under
                                                        normal circumstances at least 80% of
                                                        net assets of the Portfolio will be
                                                        invested in equity securities
  ------------------------------------------------------------------------------------------------
    Emerging Markets        long-term capital           invests, under normal circumstances,
    Portfolio               appreciation                at least 80% of net assets in common
                                                        stocks and other equity securities of
                                                        companies that its Subadviser
                                                        believes have above-average growth
                                                        prospects primarily in emerging
                                                        markets outside the U.S.
  ------------------------------------------------------------------------------------------------

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 39 describe various additional risks.

    Risks of Investing in Equity Securities

    The EQUITY INCOME, EQUITY INDEX, GROWTH-INCOME, FEDERATED AMERICAN LEADERS, DAVIS VENTURE VALUE, "DOGS" OF WALL STREET, ALLIANCE GROWTH, PUTNAM GROWTH:
    VOYAGER, REAL ESTATE, SMALL COMPANY VALUE, AGGRESSIVE GROWTH, INTERNATIONAL GROWTH AND INCOME, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES and EMERGING MARKETS PORTFOLIOS invest primarily in equity securities. In addition, the SUNAMERICA BALANCED, ASSET ALLOCATION and TELECOM UTILITY PORTFOLIOS invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Growth Stocks

    Growth stocks are historically volatile, which will particularly affect the ASSET ALLOCATION, GROWTH-INCOME, ALLIANCE GROWTH, PUTNAM GROWTH: VOYAGER, AGGRESSIVE GROWTH, and INTERNATIONAL GROWTH AND INCOME PORTFOLIOS.

    Risks of Value Investing

    The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect, will particularly affect the FEDERATED AMERICAN LEADERS, TELECOM UTILITY, DAVIS VENTURE VALUE and SMALL COMPANY VALUE PORTFOLIOS.

    Risks of Investing in Bonds

    The CORPORATE BOND, GLOBAL BOND, HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest primarily in bonds. In addition, the SUNAMERICA BALANCED, ASSET ALLOCATION, and TELECOM UTILITY PORTFOLIOS may invest significantly in bonds. As with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Junk Bonds

    The HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest predominantly in junk bonds, which are considered speculative. The CORPORATE BOND, ASSET ALLOCATION, EQUITY INCOME and REAL ESTATE PORTFOLIOS also may invest significantly in junk bonds. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing in Money Market Securities

    You should be aware that an investment in the CASH MANAGEMENT PORTFOLIO is subject to the risk that the value of its investments in high-quality short-term debt obligations ("money market securities") may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The CASH MANAGEMENT PORTFOLIO does not seek to maintain a stable net asset value.

    Risks of Investing Internationally

    Except for the CASH MANAGEMENT PORTFOLIO, all of the Portfolios may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

    These risks affect all the Portfolios except for the CASH MANAGEMENT PORTFOLIO and are primary risks of the GLOBAL BOND, WORLDWIDE HIGH INCOME, INTERNATIONAL GROWTH AND INCOME, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES and EMERGING MARKETS PORTFOLIOS.

    Risks of Investing in Emerging Market Countries

    The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. The WORLDWIDE HIGH INCOME, INTERNATIONAL DIVERSIFIED EQUITIES and EMERGING MARKETS PORTFOLIOS invest significantly in emerging market countries. In addition, the GLOBAL BOND, INTERNATIONAL GROWTH AND INCOME and GLOBAL EQUITIES PORTFOLIO may also invest in emerging market countries.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the SMALL COMPANY VALUE, GROWTH-INCOME, ALLIANCE GROWTH, PUTNAM GROWTH: VOYAGER, AGGRESSIVE GROWTH, TECHNOLOGY, INTERNATIONAL GROWTH AND INCOME and EMERGING MARKETS PORTFOLIOS.

    Risks of a "Passively Managed" Strategy

    Each of the EQUITY INDEX and "DOGS" OF WALL STREET PORTFOLIOS will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). If a Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolios will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolios may be more susceptible to general market declines than other Portfolios.

    Risks of Investing in Utility Securities

    The TELECOM UTILITY PORTFOLIO invests primarily in equity and debt securities of utility companies. Utility companies include companies engaged in the production, generation, transportation, distribution and sale of electricity, water, natural gas and oil, companies engaged in telecommunications, including cable and satellite television and companies that provide infrastructure or related services and products to these utility companies. Such utility securities entail certain risks including:
    (i) utility companies' historic difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices and
    (vii) potential effect of deregulation.

    Risks of Investing in Real Estate Securities

    The REAL ESTATE PORTFOLIO invests primarily in the real estate industry and is subject to the risks associated with the direct ownership of real estate. The Portfolio could also be subject to the risks of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Most of the Portfolio's investments are, and likely will continue to be, interests in Real Estate Investment Trusts ("REITs").

    Risks of Investing in "Non-Diversified" Portfolios

    The GLOBAL BOND, WORLDWIDE HIGH INCOME and "DOGS" OF WALL STREET PORTFOLIOS are organized as "non-diversified" Portfolios. A non-diversified Portfolio can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, a Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future. Performance information is not included for Portfolios that have not been in existence for at least one full calendar year.

--------------------------------------------------------------------------------

                           CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                   CASH MANAGEMENT PORTFOLIO CLASS 1
                                                                   ---------------------------------
1994                                                                             3.80
1995                                                                             5.48
1996                                                                             4.91
1997                                                                             5.22
1998                                                                             5.05
1999                                                                             4.87
2000                                                                             6.05
2001                                                                             3.67
2002                                                                             1.40

During the period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ended 12/31/00) and the lowest return for a quarter was 0.27% (quarter ended 6/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 0.18%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR       YEARS     INCEPTION(1)
-------------------------------------------------------------------------------------------------
 Cash Management Portfolio Class 1                              1.40%      4.20%         4.30%
-------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is February 9, 1993.

--------------------------------------------------------------------------------

                            CORPORATE BOND PORTFOLIO
--------------------------------------------------------------------------------
                                   (CLASS 1)*
                                  (BAR CHART)

                                                                   CORPORATE BOND PORTFOLIO CLASS 1
                                                                   --------------------------------
1994                                                                             -3.19
1995                                                                             17.78
1996                                                                              4.49
1997                                                                             10.90
1998                                                                              6.05
1999                                                                             -1.85
2000                                                                              5.03
2001                                                                              7.59
2002                                                                              7.46

During the period shown in the bar chart, the highest return for a quarter was 5.94% (quarter ended 06/30/95) and the lowest return for a quarter was -2.89% (quarter ended 03/31/94). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 2.77%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                      PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                         YEAR        YEARS      INCEPTION(1)
--------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio Class 1                              7.46%       4.79%          5.81%
--------------------------------------------------------------------------------------------------
 Lehman Brothers Corporate Bond Index(2)                      10.12%       7.12%          7.27%
--------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is July 1, 1993.

(2) The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

--------------------------------------------------------------------------------

                             GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------
                                   (CLASS 1)*
                                  (BAR CHART)

                                                                     GLOBAL BOND PORTFOLIO CLASS 1
                                                                     -----------------------------
1994                                                                             -4.65
1995                                                                             17.64
1996                                                                              9.36
1997                                                                             10.03
1998                                                                             10.87
1999                                                                             -1.05
2000                                                                              9.27
2001                                                                              5.05
2002                                                                              5.88

During the period shown in the bar chart, the highest return for a quarter was 5.66% (quarter ended 09/30/98) and the lowest return for a quarter was -3.97% (quarter ended 03/31/94). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 1.56%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                  PAST ONE       PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                     YEAR           YEARS      INCEPTION(1)
-------------------------------------------------------------------------------------------------
 Global Bond Portfolio Class 1                             5.88%          5.92%          6.91%
-------------------------------------------------------------------------------------------------
 J.P. Morgan Global Government Bond Index (hedged)(2)      8.40%          7.42%          7.94%
-------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is July 1, 1993.

(2) The J.P. Morgan Global Government Bond Index (hedged) tracks the performance of bonds throughout the world, including issues from Europe, Australia, the Far East and the United States.

--------------------------------------------------------------------------------

                           HIGH-YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------
                                   (CLASS 1)*
                                  (BAR CHART)

                                                                   HIGH-YIELD BOND PORTFOLIO CLASS 1
                                                                   ---------------------------------
1994                                                                             -5.52
1995                                                                             14.24
1996                                                                             14.57
1997                                                                             14.42
1998                                                                             -2.95
1999                                                                              6.50
2000                                                                             -9.30
2001                                                                             -4.30
2002                                                                             -5.93

During the period shown in the bar chart, the highest return for a quarter was 7.38% (quarter ended 09/30/97) and the lowest return for a quarter was -8.40% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 5.62%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                     PAST ONE      PAST FIVE      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                        YEAR          YEARS     INCEPTION(1)
--------------------------------------------------------------------------------------------------
 High-Yield Bond Portfolio Class 1                            -5.93%        -3.34%        3.07%
--------------------------------------------------------------------------------------------------
 Merrill Lynch High-Yield Master Index(2)                     -1.14%         1.24%        6.00%
--------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Merrill Lynch High-Yield Master Index includes publicly placed, nonconvertible, coupon-bearing U.S. domestic debt with a maturity of at least one year. Par amounts of all issues at the beginning and ending of each reporting period must be at least $10,000. Issues included in the index must have a rating that is less than investment grade but not in default.

--------------------------------------------------------------------------------

                        WORLDWIDE HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------
                                   (CLASS 1)*
                                  (BAR CHART)

                                                                WORLDWIDE HIGH INCOME PORTFOLIO CLASS 1
                                                                ---------------------------------------
1995                                                                             20.97
1996                                                                             25.32
1997                                                                             15.54
1998                                                                            -17.07
1999                                                                             19.31
2000                                                                             -2.96
2001                                                                             -3.20
2002                                                                             -0.39

During the period shown in the bar chart, the highest return for a quarter was 12.07% (quarter ended 06/30/95) and the lowest return for a quarter was -24.35% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 6.04%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE       PAST FIVE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 Worldwide High Income Portfolio Class 1                    -0.39%          -1.53%            5.81%
------------------------------------------------------------------------------------------------------
 First Boston High-Yield Bond Index(2)                       3.01%           1.42%            5.87%
------------------------------------------------------------------------------------------------------
 J.P. Morgan EMBI Global Index(3)                           13.11%           7.58%           12.38%
------------------------------------------------------------------------------------------------------
 Blended Index(4)                                            8.11%           4.78%            9.38%
------------------------------------------------------------------------------------------------------
 Blended Index(5)                                            8.71%           4.49%            9.45%
------------------------------------------------------------------------------------------------------
 J.P. Morgan EMBI Plus(6)                                   14.24%           7.18%           12.61%
------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception returns for the comparative indices are as of the inception date month end.

(2) The First Boston High-Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated B or lower.

(3) The J.P. Morgan EMBI Global Index is a market-weighted index composed of U.S. dollar denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

(4) Effective August 1, 2002, the Portfolio selected a blended index comprised 50% of First Boston High-Yield Bond Index and 50% of J.P. Morgan Emerging Markets Bond Index (EMBI) Global Index for index comparison purposes, rather than First Boston High-Yield Bond Index and J.P. Morgan EMBI Plus. The Blended Index as modified better matches the asset and country composition of the Portfolio.

(5) Prior to August 1, 2002, the Portfolio used a blended index comprised 50% of the First Boston High-Yield Bond Index and 50% of the J.P. Morgan Emerging Markets Bond Index (EMBI) Plus.

(6) The J.P. Morgan EMBI Plus is a market-weighted index composed of all Brady Bonds outstanding; it includes Argentina, Brazil, Mexico, Nigeria, the Philippines and Venezuela.

--------------------------------------------------------------------------------

                         SUNAMERICA BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                 SUNAMERICA BALANCED PORTFOLIO CLASS 1
                                                                 -------------------------------------
1997                                                                             24.48
1998                                                                             24.61
1999                                                                             21.40
2000                                                                             -9.43
2001                                                                            -13.14
2002                                                                            -15.18

During the period shown in the bar chart, the highest return for a quarter was 15.55% (quarter ended 12/31/98) and the lowest return for a quarter was -11.19% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -1.86%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE       PAST FIVE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 SunAmerica Balanced Portfolio Class 1                      -15.18%          0.19%            5.10%
------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%         -0.58%            5.83%
------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)                     10.26%          7.54%            8.17%
------------------------------------------------------------------------------------------------------
 Blended Index(4)                                            -9.05%          3.16%            6.95%
------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 3, 1996.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(4) The Blended Index consists of 55% S&P 500 Index, 35% Lehman Brothers U.S. Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

--------------------------------------------------------------------------------

                           ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------
                                   (CLASS 1)*
                                  (BAR CHART)

                                                                  ASSET ALLOCATION PORTFOLIO CLASS 1
                                                                  ----------------------------------
1994                                                                             -0.26
1995                                                                             26.29
1996                                                                             18.95
1997                                                                             21.81
1998                                                                              3.32
1999                                                                              9.44
2000                                                                             -0.31
2001                                                                             -2.85
2002                                                                             -7.51

During the period shown in the bar chart, the highest return for a quarter was 11.05% (quarter ended 06/30/97) and the lowest return for a quarter was -8.76% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.78%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE       PAST FIVE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 Asset Allocation Portfolio Class 1                          -7.51%          0.25%            7.32%
------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%         -0.58%            9.31%
------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)                     10.26%          7.54%            7.16%
------------------------------------------------------------------------------------------------------
 Blended Index(4)                                            -9.81%          3.10%            8.79%
------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is July 1, 1993.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(4) The Blended Index consists of 40% Lehman Brothers U.S. Aggregate Index and 60% S&P 500 Index.

--------------------------------------------------------------------------------

                           TELECOM UTILITY PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                   TELECOM UTILITY PORTFOLIO CLASS 1
                                                                   ---------------------------------
1997                                                                             25.73
1998                                                                             14.04
1999                                                                              1.78
2000                                                                             -9.00
2001                                                                            -13.76
2002                                                                            -23.77

During the period shown in the bar chart, the highest return for a quarter was 12.85% (quarter ended 12/31/97) and the lowest return for a quarter was -18.24% (quarter ended 9/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -4.11%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                   PAST ONE        PAST FIVE          SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)                     YEAR            YEARS           INCEPTION(1)
---------------------------------------------------------------------------------------------------------
 Telecom Utility Portfolio Class 1                          -23.77%          -7.03%             -0.71%
---------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%          -0.58%              5.83%
---------------------------------------------------------------------------------------------------------
 S&P Utility Index(3)                                       -29.99%          -4.41%              1.15%
---------------------------------------------------------------------------------------------------------
 S&P Telecommunications Services Index(3)                   -34.05%          -8.47%             -0.99%
---------------------------------------------------------------------------------------------------------
 Blended Index(3)                                           -31.29%          -5.72%              0.89%
---------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 3, 1996.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Blended Index is comprised of 35% S&P Utility Index and 65% S&P Telecommunication Services Index (formerly, the S&P Communications Service Index), on a market capitalization weighted basis. The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries. The S&P Telecommunication Services Index is comprised of the companies listed in the telecommunications sectors of the S&P 400, 500, and 600. Created in July of 1996, the S&P Telecommunication Services Index includes cellular and wireless service providers including pagers, long distance providers and the telephone group companies (local service providers). Index change is a name change; the composition of the index remained substantially consistent.

--------------------------------------------------------------------------------

                            EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                    EQUITY INCOME PORTFOLIO CLASS 1
                                                                    -------------------------------
1999                                                                              4.16
2000                                                                             12.22
2001                                                                             -4.22
2002                                                                            -16.84

During the period shown in the bar chart, the highest return for a quarter was 8.19% (quarter ended 12/31/02) and the lowest return for a quarter was -16.56% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -4.57%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                      PAST ONE        SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)                        YEAR          INCEPTION(1)
----------------------------------------------------------------------------------------
 Equity Income Portfolio Class 1                               -16.84%          -0.56%
----------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%          -6.78%
----------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is December 14, 1998. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                    EQUITY INDEX PORTFOLIO CLASS 1
                                                                    ------------------------------
1999                                                                             17.14
2000                                                                             -9.46
2001                                                                            -12.26
2002                                                                            -22.42

During the period shown in the bar chart, the highest return for a quarter was 14.57% (quarter ended 12/31/99) and the lowest return for a quarter was -17.20% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -3.21%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                      PAST ONE     SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)                        YEAR       INCEPTION(1)
------------------------------------------------------------------------------------
 Equity Index Portfolio Class 1                                -22.42%      -6.05%
------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%      -6.78%
------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is December 14, 1998. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                            GROWTH-INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                    GROWTH-INCOME PORTFOLIO CLASS 1
                                                                    -------------------------------
1994                                                                             -2.61
1995                                                                             34.10
1996                                                                             24.06
1997                                                                             33.91
1998                                                                             30.74
1999                                                                             30.04
2000                                                                             -8.34
2001                                                                            -15.90
2002                                                                            -21.15

During the period shown in the bar chart, the highest return for a quarter was 28.51% (quarter ended 12/31/98) and the lowest return for a quarter was -19.39% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.81%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                   PAST ONE    PAST FIVE     SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)                     YEAR        YEARS       INCEPTION(1)
----------------------------------------------------------------------------------------------
 Growth-Income Portfolio Class 1                            -21.15%       0.66%        9.36%
----------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%      -0.58%        9.26%
----------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                      FEDERATED AMERICAN LEADERS PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                   FEDERATED VALUE PORTFOLIO CLASS 1
                                                                   ---------------------------------
1997                                                                             31.43
1998                                                                             17.96
1999                                                                              6.19
2000                                                                              2.39
2001                                                                             -2.33
2002                                                                            -19.78

During the period shown in the bar chart, the highest return for a quarter was 16.10% (quarter ended 12/31/98) and the lowest return for a quarter was -19.38% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -5.67%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                   PAST ONE    PAST FIVE     SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)                     YEAR        YEARS       INCEPTION(1)
----------------------------------------------------------------------------------------------
 Federated American Leaders Portfolio Class 1(2)            -19.78%       0.10%        5.59%
----------------------------------------------------------------------------------------------
 S&P 500/Barra Value Index(3)                               -20.86%      -0.85%        5.15%
----------------------------------------------------------------------------------------------
 S&P 500 Index(4)                                           -22.10%      -0.58%        5.83%
----------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 3, 1996.

(2) Prior to May 1, 2003, the Federated American Leaders Portfolio was named the Federated Value Portfolio.

(3) Effective May 1, 2003, the Portfolio has selected the S&P 500/Barra Value Index for performance comparisons. These indices are designed to differentiate between fast growing companies and slower growing or undervalued companies. Standard & Poor's and Barra cooperate to employ a price to book value calculation, whereby the market capitalization of an index (S&P 500, S&P MidCap 400, S&P SmallCap 600) is divided equally between growth and value. The growth and value definition are only available on the U.S. indices. The indices are rebalanced twice per year. The change in indices was made because the S&P/Barra Value Index correlates closely to the Portfolio's peer group.

(4) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                         DAVIS VENTURE VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                 DAVIS VENTURE VALUE PORTFOLIO CLASS 1
                                                                 -------------------------------------
1995                                                                             37.45
1996                                                                             24.76
1997                                                                             34.32
1998                                                                             13.73
1999                                                                             16.11
2000                                                                              9.47
2001                                                                            -11.32
2002                                                                            -16.77

During the period shown in the bar chart, the highest return for a quarter was 21.07% (quarter ended 12/31/98) and the lowest return for a quarter was -14.87% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -4.66%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Davis Venture Value Portfolio Class 1                      -16.77%       1.30%         11.51%
------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%      -0.58%          9.78%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                        "DOGS" OF WALL STREET PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                 DOGS OF WALL STREET PORTFOLIO CLASS 1
                                                                 -------------------------------------
1999                                                                             -7.08
2000                                                                              2.94
2001                                                                              7.91
2002                                                                             -6.57

During the period shown in the bar chart, the highest return for a quarter was 15.56% (quarter ended 06/30/99) and the lowest return for a quarter was -16.32% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -9.81%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                      PAST ONE     SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)                        YEAR       INCEPTION(1)
------------------------------------------------------------------------------------
 "Dogs" of Wall Street Portfolio Class 1                        -6.57%      -0.89%
------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%      -3.31%
------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is April 1, 1998.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those of smaller companies.

   -----------------------------------------------------------------------------

                             ALLIANCE GROWTH PORTFOLIO
   -----------------------------------------------------------------------------

                                    (CLASS 1)*
                                    (BAR CHART)

                                                                   ALLIANCE GROWTH PORTFOLIO CLASS 1
                                                                   ---------------------------------
1994                                                                             -2.16
1995                                                                             43.79
1996                                                                             29.11
1997                                                                             31.43
1998                                                                             52.23
1999                                                                             33.07
2000                                                                            -19.47
2001                                                                            -14.00
2002                                                                            -31.26

During the period shown in the bar chart, the highest return for a quarter was 32.57% (quarter ended 12/31/98) and the lowest return for a quarter was -16.67% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.86%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio Class 1                          -31.26%      -0.72%         10.00%
------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(2)                               -27.88%      -3.84%          6.89%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is February 9, 1993.

(2) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                        PUTNAM GROWTH: VOYAGER PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                    PUTNAM GROWTH PORTFOLIO CLASS 1
                                                                    -------------------------------
1994                                                                             -1.57
1995                                                                             24.75
1996                                                                             20.37
1997                                                                             32.48
1998                                                                             34.76
1999                                                                             29.71
2000                                                                            -18.06
2001                                                                            -24.16
2002                                                                            -26.41

During the period shown in the bar chart, the highest return for a quarter was 25.28% (quarter ended 12/31/98) and the lowest return for a quarter was -19.65% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -1.60%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Putnam Growth: Voyager Portfolio Class 1(2)                -26.41%      -4.38%         4.92%
------------------------------------------------------------------------------------------------
 Russell 1000(R) Growth Index(3)                            -27.88%      -3.84%         6.89%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is February 9, 1993.

(2) Prior to May 1, 2003, the Putnam Growth: Voyager Portfolio was named the Putnam Growth Portfolio.

(3) The Russell 1000(R) Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                             REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                                     REAL ESTATE PORTFOLIO CLASS 1
                                                                     -----------------------------
1998                                                                            -15.36
1999                                                                             -7.42
2000                                                                              23.8
2001                                                                                 6
2002                                                                              6.26

During the period shown in the bar chart, the highest return for a quarter was 11.98% (quarter ended 06/30/99) and the lowest return for a quarter was -11.07% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 3.39%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
-------------------------------------------------------------------------------------------------
 Real Estate Portfolio Class 1                               6.26%       1.79%           4.69%
-------------------------------------------------------------------------------------------------
 Morgan Stanley REIT Index(2)                                3.64%       3.30%           6.16%
-------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 2, 1997.

(2) The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

--------------------------------------------------------------------------------

                         SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                SMALL COMPANY VALUE PORTFOLIO CLASS 1**
                                                                ---------------------------------------
1999                                                                              6.15
2000                                                                             17.04
2001                                                                              4.50
2002                                                                             -8.63

During the period shown in the bar chart, the highest return for a quarter was 19.24% (quarter ended 06/30/99) and the lowest return for a quarter was -19.87% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -8.62%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 Small Company Value Portfolio Class 1**                       -8.63%        5.45%
--------------------------------------------------------------------------------------
 Russell 2000(R) Value Index(2)                               -11.43%        5.14%
--------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

** Prior to August 28, 2002, the Portfolio was managed by U.S. Bancorp Asset Management. Franklin Advisory Services, LLC assumed subadvisory duties August 28, 2002.

(1) Inception date for the Portfolio is December 14, 1998. The since inception return for the comparative index is as of the inception date month end.

(2) The Russell 2000(R) Value Index measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values.

--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                                   (CLASS 1)*
                                  (BAR CHART)

                                                                  AGGRESSIVE GROWTH PORTFOLIO CLASS 1
                                                                  -----------------------------------
1997                                                                             12.35
1998                                                                             17.43
1999                                                                             84.66
2000                                                                            -15.25
2001                                                                             -31.7
2002                                                                            -24.71

During the period shown in the bar chart, the highest return for a quarter was 53.68% (quarter ended 12/31/99) and the lowest return for a quarter was -27.42% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -2.65%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio Class 1                        -24.71%      -1.12%         1.71%
------------------------------------------------------------------------------------------------
 Russell 3000(R) Index(2)                                   -21.54%      -0.71%         5.30%
------------------------------------------------------------------------------------------------
 Russell 2000(R) Index(3)                                   -20.48%      -1.36%         2.24%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 3, 1996.

(2) Effective May 1, 2003, the Portfolio has selected the Russell 3000(R) Index for performance comparisons. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The change in indices was made because the Russell 3000(R) Index is more representative of the Portfolio's investment strategy.

(3) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------

                   INTERNATIONAL GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                               INTERNATIONAL GROWTH AND INCOME PORTFOLIO
                                                                                CLASS 1
                                                               -----------------------------------------
1998                                                                             10.83
1999                                                                             24.18
2000                                                                              1.16
2001                                                                            -22.24
2002                                                                            -20.89

During the period shown in the bar chart, the highest return for a quarter was 16.93% (quarter ended 12/31/98) and the lowest return for a quarter was -23.49% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -7.82%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 International Growth and Income Portfolio Class 1          -20.89%      -3.05%        -1.67%
------------------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                         -15.94%      -2.89%        -3.20%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 2, 1997.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index represents the foreign stocks of 20 countries in Europe, Australasia and the Far East.

--------------------------------------------------------------------------------

                           GLOBAL EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                   GLOBAL EQUITIES PORTFOLIO CLASS 1
                                                                   ---------------------------------
1994                                                                              -0.3
1995                                                                             19.16
1996                                                                             14.18
1997                                                                             15.06
1998                                                                             22.86
1999                                                                             30.94
2000                                                                            -17.26
2001                                                                            -18.11
2002                                                                            -26.79

During the period shown in the bar chart, the highest return for a quarter was 25.50% (quarter ended 12/31/98) and the lowest return for a quarter was -20.67% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -4.02%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR        YEARS      INCEPTION(1)
---------------------------------------------------------------------------------------------------
 Global Equities Portfolio Class 1                             -26.79%      -4.41%         3.93%
---------------------------------------------------------------------------------------------------
 MSCI World Index(2)                                           -19.89%      -2.11%         6.08%
---------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) World Index measures the performance of companies representative of the market structure of 23 developed market countries in North America, Europe and Asia/Pacific regions.

--------------------------------------------------------------------------------

                  INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
                                                                                CLASS 1
                                                              --------------------------------------------
1995                                                                              10.34
1996                                                                               9.31
1997                                                                               6.37
1998                                                                              18.53
1999                                                                              24.59
2000                                                                             -18.32
2001                                                                             -24.02
2002                                                                             -28.48

During the period shown in the bar chart, the highest return for a quarter was 17.56% (quarter ended 12/31/99) and the lowest return for a quarter was -26.49% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -8.07%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 International Diversified Equities Portfolio Class 1       -28.48%      -8.10%        -2.51%
------------------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                         -15.94%      -2.89%        -0.09%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index measures the performance of companies representative of the midcap structure of 21 countries in Europe, Australasia and the Far East.

--------------------------------------------------------------------------------

                           EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                  EMERGING MARKETS PORTFOLIO CLASS 1
                                                                  ----------------------------------
1998                                                                            -24.27
1999                                                                             77.45
2000                                                                            -36.38
2001                                                                             -1.76
2002                                                                             -7.14

During the period shown in the bar chart, the highest return for a quarter was 38.80% (quarter ended 12/31/99) and the lowest return for a quarter was -22.17% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -6.86%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                      PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                         YEAR        YEARS      INCEPTION(1)
--------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio Class 1                           -7.14%       -4.85%        -7.41%
----------------------------------------------------------------------------------
 MSCI Emerging Markets Free Index(2)                          -6.00%       -4.58%        -8.05%
--------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 2, 1997.

(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on Class 1 shares if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                        CASH MANAGEMENT          CORPORATE BOND           GLOBAL BOND         HIGH-YIELD BOND
                                           PORTFOLIO                PORTFOLIO              PORTFOLIO             PORTFOLIO
                                     ---------------------   -----------------------   -----------------   ----------------------
                                            CLASS 1                  CLASS 1                CLASS 1               CLASS 1
                                     ---------------------   -----------------------   -----------------   ----------------------
Management Fees                              0.48%                    0.59%                  0.68%                  0.64%
Distribution and/or Service (12b-1)
  Fees                                       0.00%                    0.00%                  0.00%                  0.00%
Other Expenses                               0.04%                    0.06%                  0.12%                  0.11%
Total Annual Portfolio Operating
  Expenses                                   0.52%                    0.65%                  0.80%                  0.75%

                                     WORLDWIDE HIGH INCOME     SUNAMERICA BALANCED     ASSET ALLOCATION       TELECOM UTILITY
                                           PORTFOLIO                PORTFOLIO              PORTFOLIO            PORTFOLIO(1)
                                     ---------------------   -----------------------   -----------------   ----------------------
                                            CLASS 1                  CLASS 1                CLASS 1               CLASS 1
                                     ---------------------   -----------------------   -----------------   ----------------------
Management Fees                              1.00%                    0.61%                  0.60%                  0.75%
Distribution and/or Service (12b-1)
  Fees                                       0.00%                    0.00%                  0.00%                  0.07%
Other Expenses                               0.15%                    0.07%                  0.06%                  0.13%
Total Annual Portfolio Operating
  Expenses                                   1.15%                    0.68%                  0.66%                  0.95%

                                         EQUITY INCOME            EQUITY INDEX           GROWTH-INCOME       FEDERATED AMERICAN
                                         PORTFOLIO(2)             PORTFOLIO(2)           PORTFOLIO(1)       LEADERS PORTFOLIO(1)
                                     ---------------------   -----------------------   -----------------   ----------------------
                                            CLASS 1                  CLASS 1                CLASS 1               CLASS 1
                                     ---------------------   -----------------------   -----------------   ----------------------
Management Fees                              0.65%                    0.40%                  0.54%                  0.69%
Distribution and/or Service (12b-1)
  Fees                                       0.00%                    0.00%                  0.01%                  0.01%
Other Expenses                               0.89%                    0.18%                  0.04%                  0.06%
Total Annual Portfolio Operating
  Expenses                                   1.54%                    0.58%                  0.59%                  0.76%

                                      DAVIS VENTURE VALUE     "DOGS" OF WALL STREET     ALLIANCE GROWTH        PUTNAM GROWTH:
                                           PORTFOLIO                PORTFOLIO              PORTFOLIO        VOYAGER PORTFOLIO(1)
                                     ---------------------   -----------------------   -----------------   ----------------------
                                            CLASS 1                  CLASS 1                CLASS 1               CLASS 1
                                     ---------------------   -----------------------   -----------------   ----------------------
Management Fees                              0.71%                    0.60%                  0.61%                  0.80%
Distribution and/or Service (12b-1)
  Fees                                       0.00%                    0.00%                  0.00%                  0.01%
Other Expenses                               0.04%                    0.09%                  0.04%                  0.05%
Total Annual Portfolio Operating
  Expenses                                   0.75%                    0.69%                  0.65%                  0.86%

                                                                           SMALL COMPANY       AGGRESSIVE    INTERNATIONAL GROWTH
                                                        REAL ESTATE            VALUE             GROWTH           AND INCOME
                                                         PORTFOLIO          PORTFOLIO(2)       PORTFOLIO          PORTFOLIO
                                                      ---------------    ------------------    ----------    --------------------
                                                          CLASS 1             CLASS 1           CLASS 1            CLASS 1
                                                      ---------------    ------------------    ----------    --------------------
Management Fees                                            0.79%               1.00%             0.71%              0.96%
Distribution and/or Service (12b-1) Fees                   0.00%               0.00%             0.00%              0.00%
Other Expenses                                             0.10%               1.08%             0.06%              0.26%
Total Annual Portfolio Operating Expenses                  0.89%               2.08%             0.77%              1.22%

                                                                           INTERNATIONAL        EMERGING
                                                      GLOBAL EQUITIES       DIVERSIFIED         MARKETS
                                                         PORTFOLIO       EQUITIES PORTFOLIO    PORTFOLIO
                                                      ---------------    ------------------    ----------
                                                          CLASS 1             CLASS 1           CLASS 1
                                                      ---------------    ------------------    ----------
Management Fee                                             0.76%               1.00%             1.25%
Distribution and/or Service (12b-1) Fees                   0.00%               0.00%             0.00%
Other Expenses                                             0.17%               0.22%             0.28%
Total Annual Portfolio Operating Expenses                  0.93%               1.22%             1.53%

---------------

(1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's distribution fees have been reduced. "Distribution and/or Service (12b-1) Fees" does not take into account this expense reduction and are therefore higher than the actual "Distribution and/or Service (12b-1) Fees" of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" for Class 1 would have been as follows:

                                                -------
Telecom Utility Portfolio                        0.88%
Growth-Income Portfolio                          0.58%
Federated American Leaders Portfolio             0.75%
Putnam Growth: Voyager Portfolio                 0.85%

(2) The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the following Portfolio classes do not exceed the amounts set forth below:

                                                CLASS 1
                                                -------
Equity Income Portfolio                          1.35%
Equity Index Portfolio                           0.55%
Small Company Value Portfolio                    1.60%

    These waivers and reimbursements will continue indefinitely, but may be terminated at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the gross expenses shown in the fee tables, your costs would be:

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Cash Management Portfolio.................................   $ 53     $167     $  291     $  653
Corporate Bond Portfolio..................................     66      208        362        810
Global Bond Portfolio.....................................     82      255        444        990
High-Yield Bond Portfolio.................................     77      240        417        930
Worldwide High Income Portfolio...........................    117      365        633      1,398
SunAmerica Balanced Portfolio.............................     69      218        379        847
Asset Allocation Portfolio................................     67      211        368        822
Telecom Utility Portfolio*................................     97      303        526      1,166
Equity Income Portfolio*..................................    157      486        839      1,835
Equity Index Portfolio*...................................     59      186        324        726
Growth-Income Portfolio*..................................     60      189        329        738
Federated American Leaders Portfolio*.....................     78      243        422        942
Davis Venture Value Portfolio.............................     77      240        417        930
"Dogs" of Wall Street Portfolio...........................     70      221        384        859
Alliance Growth Portfolio.................................     66      208        362        810
Putnam Growth: Voyager Portfolio*.........................     88      274        477      1,061
Real Estate Portfolio.....................................     91      284        493      1,096
Small Company Value Portfolio*............................    211      652      1,119      2,410
Aggressive Growth Portfolio...............................     79      246        428        954
International Growth and Income Portfolio.................    124      387        670      1,477
Global Equities Portfolio.................................     95      296        515      1,143
International Diversified Equities Portfolio..............    124      387        670      1,477
Emerging Markets Portfolio................................    156      483        834      1,824

* The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from directed brokerage arrangements. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time. The following are your costs after these fee waivers and/or expense reimbursements and expense reductions.

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEAR
                                                            ------   -------   -------   --------
Telecom Utility Portfolio.................................   $ 90     $281      $488      $1,084
Equity Income Portfolio...................................    137      428       739       1,624
Equity Index Portfolio....................................     56      176       307         689
Growth-Income Portfolio...................................     59      186       324         726
Federated American Leaders Portfolio......................     77      240       417         930
Putnam Growth: Voyager Portfolio..........................     87      271       471       1,049
Small Company Value Portfolio.............................    163      505       871       1,900

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Class 1 shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("SAAMCo"), the Trust's investment adviser and manager. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. Class 1 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class 2 and 3 shares are offered through a separate prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

DISTRIBUTION (12b-1) PLAN

Class 1 shares of each Portfolio (other than the Cash Management Portfolio) are subject to distribution fees pursuant to a Rule 12b-1 plan. Each Portfolio may participate in directed brokerage programs whereby a portion of the brokerage commissions generated by a Portfolio will be used to make payments to AIG SunAmerica Capital Services, Inc. (the "Distributor"). The Distributor will use the money to pay for expenses designed to promote the sale of Class 1 shares of each Portfolio. Such payments to the Distributor will not exceed an annual rate of 0.75% of the average daily net assets of Class 1 shares of each Portfolio. Because these distribution fees are paid for out of directed brokerage, these fees will not increase the cost of your investment or affect your return.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. Securities for which quotations are not readily available or if a development/event occurs that may significantly impact the value of the securities then these securities are fair valued as determined pursuant to procedures adopted in good faith under the direction of the Trust's Trustees.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 1 shares are subject to distribution fees pursuant to a 12b-1 plan.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENT. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                    ADDITIONAL INFORMATION ABOUT THE "DOGS"
                            OF WALL STREET PORTFOLIO
--------------------------------------------------------------------------------

The "DOGS" OF WALL STREET PORTFOLIO employs a passively managed "buy and hold" strategy that annually selects the following 30 stocks: (1) the 10 highest yielding common stocks in the Dow Jones Industrial Average and (2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The stocks in the Portfolio will not change over the course of the year, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. The annual selection of the thirty stocks that meet these criteria takes place no later than January 15th, on the basis of information as of the preceding December 31st. Immediately after the Portfolio buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the Portfolio will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, the Adviser invests the additional funds in the selected stocks based on each stock's respective percentage of the Portfolio's assets. Due to purchases and redemptions of Portfolio shares during the year and changes in the market value of the stocks held by the Portfolio, it is likely that the weightings of the stocks in the Portfolio will fluctuate throughout the course of the year. This may result in the Portfolio investing more than 25% of its assets in the securities of issuers in the same industry, to the extent such investments are selected according to the Portfolio's stock selection criteria.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.


-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------
                              CASH                                                     HIGH-YIELD        WORLDWIDE HIGH
                           MANAGEMENT        CORPORATE BOND       GLOBAL BOND             BOND               INCOME
-----------------------------------------------------------------------------------------------------------------------------
  What are the         - Fixed income      - Fixed income      - Fixed income      - Fixed income      - Foreign
  Portfolio's            securities:         securities:         securities:         securities:         securities:
  principal              - U.S. treasury     - corporate         - U.S. and non-     - junk bonds        - emerging
  investments?             bills               bonds               U.S.              - convertible         market
                         - agency            - investment          government          bonds               government
                           discount notes      grade fixed         securities        - preferred           securities
                         - commercial          income            - investment          stocks            - emerging
                           paper               securities          grade             - zero coupon         market
                         - corporate debt    - junk bonds          corporate           and deferred        corporate debt
                           instruments       - U.S.                bonds               interest bonds      instruments
                       - Short-term            government        - mortgage and                          - Eurobonds
                         investments           securities          asset-backed                          - Brady bonds
                         - repurchase                              securities                          - Junk bonds
                           agreements                          - Short-term
                         - bank                                  investments
                           obligations                         - Currency
                                                                 transactions
                                                               - Foreign
                                                                 securities
-----------------------------------------------------------------------------------------------------------------------------
  What other types of  N/A                 - Fixed income      - Options and       - Equity            - Currency
  investments or                             securities:         futures             securities:         transactions
  strategies may the                         - preferred       - Forward             - convertible     - Illiquid
  Portfolio use to a                           stocks            commitments           securities        securities (up
  significant extent?                        - zero coupon,    - Mortgage and        - warrants          to 15%)
                                               deferred          currency swaps    - Fixed income      - Borrowing for
                                               interest and    - Credit,             securities:         temporary or
                                               PIK bonds         interest- rate      - U.S.              emergency
                                               (up to 35%)       and total return      government        purposes
                                           - Foreign             swaps                 securities        (up to 33 1/3%)
                                             securities        - Hybrid              - investment
                                           - When-issued and     instruments           grade bonds
                                             delayed delivery  - Deferred          - Foreign
                                             transactions        interest bonds      securities
                                           - Illiquid          - Inverse floaters  - PIK bonds
                                             securities (up    - Illiquid          - Short-term
                                             to 15%)             securities (up      investments
                                           - Pass-through        to 15%)
                                             securities        - Pass-through
                                           - Convertible         securities
                                             securities        - Borrowing for
                                                                 temporary or
                                                                 emergency
                                                                 purposes
                                                                 (up to 33 1/3%)
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------
                              CASH                                                     HIGH-YIELD        WORLDWIDE HIGH
                           MANAGEMENT        CORPORATE BOND       GLOBAL BOND             BOND               INCOME
-----------------------------------------------------------------------------------------------------------------------------
  What other types of  - Short-term        - Short-term        - Mortgage dollar   - Borrowing for     - Hybrid
  investments may the    investments         investments         rolls               temporary or        instruments
  Portfolio use as       - municipal       - Defensive         - Zero coupon,        emergency         - Options and
  part of efficient        obligations       investments         deferred            purposes            Futures
  portfolio                                - Options and         interest and PIK    (up to 33 1/3%)   - Forward
  management or to                           futures             bonds             - Illiquid            commitments
  enhance return?                            (up to 10%)       - Firm commitments    securities
                                           - Borrowing for       and when-issued     (up to 15%)
                                             temporary or        or delayed --     - Loan
                                             emergency           delivery            participations
                                             purposes            transactions        and assignments
                                             (up to 33 1/3%)   - Forward           - Short sales
                                           - Securities          commitments       - Rights
                                             lending           - Loan
                                             (up to 33 1/3%)     participations
                                                                 and assignments
                                                               - Securities
                                                                 lending (up to
                                                                 33 1/3%)
                                                               - Interest rate
                                                                 swaps, caps and
                                                                 collars
-----------------------------------------------------------------------------------------------------------------------------
  What additional      - Interest rate     - Credit quality    - Interest rate     - Credit quality    - Foreign exposure
  risks normally         fluctuations      - Interest rate       fluctuations      - Interest rate     - Emerging markets
  affect the           - Securities          fluctuations      - Credit quality      fluctuations      - Credit quality
  Portfolio?             selection         - Market            - Currency          - Securities        - Interest rate
                                             volatility          volatility          selection           fluctuations
                                           - Small and medium  - Derivatives       - Market            - Illiquidity
                                             sized companies   - Market              volatility        - Securities
                                           - Securities          volatility        - Short sales         selection
                                             selection         - Non-diversified     risks             - Market
                                                                 status                                  volatility
                                                               - Foreign exposure                      - Currency
                                                               - Hedging                                 volatility
                                                               - Securities                            - Derivatives
                                                                 selection                             - Non-diversified
                                                                                                         status
-----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
                          BALANCED OR ASSET ALLOCATION PORTFOLIOS
-------------------------------------------------------------------------------------------
                                              SUNAMERICA
                                               BALANCED               ASSET ALLOCATION
-------------------------------------------------------------------------------------------
  What are the Portfolio's principal   - Equity securities:       - Equity securities:
  investments?                           - common stocks            - common stocks
                                       - Fixed income               - convertible
                                         securities:                  securities
                                         - U.S. government          - warrants
                                           securities               - rights
                                         - corporate debt         - Fixed income
                                           instruments              securities:
                                                                    - U.S. government
                                                                      securities
                                                                    - investment grade
                                                                      corporate bonds
                                                                    - preferred stocks
                                                                    - junk bonds (up to 25%
                                                                      of fixed income
                                                                      investments)
                                                                    - senior securities
                                                                    - pass-through
                                                                      securities
                                                                  - REITs
                                                                  - Registered investment
                                                                    companies
                                                                  - Foreign securities
                                                                  - Hybrid instruments
                                                                  - Illiquid securities (up
                                                                    to 15%)
-------------------------------------------------------------------------------------------
  What other types of investments or   - Equity securities:       - Equity securities:
  strategies may the Portfolio use to    - small-cap stocks (up     - small-cap stocks
  a significant extent?                    to 20%)                  - convertible
                                       - Short-term investments       securities
                                       - Defensive investments    - Foreign securities:
                                       - Foreign securities         - ADRs, GDRs and EDRs
                                       - Illiquid securities (up    - emerging markets
                                         to 15%)                  - Equity swaps
                                                                  - Hybrid instruments
                                                                  - Currency transactions
                                                                  - Futures
                                                                  - Forward commitments
                                                                  - Mortgage dollar rolls
                                                                  - Deferred interest bonds
-------------------------------------------------------------------------------------------
  What other types of investments may  - Options and futures      - Options and futures
  the Portfolio use as part of         - Currency transactions    - Short-term investments
  efficient portfolio management or    - Borrowing for temporary  - Firm commitment
  to enhance return?                     or emergency purposes      agreements
                                         (up to 33 1/3%)          - When-issued and
                                       - Securities lending (up     delayed-delivery
                                         to 33 1/3%)                transactions
                                                                  - Zero coupon bonds
                                                                  - Interest rate swaps,
                                                                    caps, floors and
                                                                    collars
                                                                  - Securities lending (up
                                                                    to 33 1/3%)
                                                                  - Loan participations and
                                                                    assignments
                                                                  - Defensive investments
                                                                  - Borrowing for temporary
                                                                    or emergency purposes
                                                                    (up to 33 1/3%)
-------------------------------------------------------------------------------------------
  What additional risks normally       - Market volatility        - Market volatility
  affect the Portfolio?                - Interest rate            - Securities selection
                                         fluctuations             - Interest rate
                                       - Credit quality             fluctuations
                                       - Currency volatility      - Credit quality
                                       - Foreign exposure         - Currency volatility
                                       - Derivatives              - Foreign exposure
                                       - Hedging                  - Derivatives
                                       - Securities selection     - Hedging
                                                                  - Growth stocks
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                              EQUITY PORTFOLIOS
--------------------------------------------------------------------------------------------------------------
                                 TELECOM UTILITY              EQUITY INCOME                EQUITY INDEX
--------------------------------------------------------------------------------------------------------------
  What are the Portfolio's  - Equity securities:        - Equity securities:        - Equity securities:
  principal investments?      - mid-cap stocks            - common stocks             - common stocks
                              - large-cap stocks
                              - small-cap stocks
                              - convertible
                                securities
                            - REITs
--------------------------------------------------------------------------------------------------------------
  What other types of       - Fixed income securities:  - Equity securities:        N/A
  investments or              - corporate bonds           - convertible securities
  strategies may the          - investment grade fixed  - Fixed income securities:
  Portfolio use to a            income securities         - U.S. government
  significant extent?         - preferred stocks            securities
                                                          - preferred stocks
                                                        - Foreign securities
                                                          (up to 25%)
--------------------------------------------------------------------------------------------------------------
  What other types of       - Short-term investments    - Short-term investments    - Short-term investments
  investments may the       - Defensive investments     - Defensive investments     - Defensive investments
  Portfolio use as part of  - Options and futures       - Options and futures       - Options and futures
  efficient portfolio       - Borrowing for temporary   - Borrowing for temporary     (up to 10%)
  management or to enhance    or emergency purposes       or emergency purposes     - Borrowing for temporary
  return?                     (up to 33 1/3%)             (up to 33 1/3%)             or emergency purposes
                            - Securities lending (up    - Securities lending          (up to 33 1/3%)
                              to 33 1/3%)                 (up to 33 1/3%)           - Securities lending
                            - ETFs                      - Illiquid securities         (up to 33 1/3%)
                                                          (up to 15%)               - Illiquid securities
                                                        - Forward commitments         (up to 15%)
                                                        - Registered investment     - Small-cap stocks
                                                          companies                 - Registered investment
                                                        - Firm commitments            companies
                                                        - When-issued and delayed-  - Firm commitments
                                                          delivery transactions     - When-issued and delayed-
                                                        - Junk bonds (up to 20%)      delivery transactions
--------------------------------------------------------------------------------------------------------------
  What additional risks     - Market volatility         - Market volatility         - Market volatility
  normally affect the       - Utility industry          - Securities selection      - Passively managed
  Portfolio?                - Active trading            - Active trading              strategy
                            - Securities selection      - Interest rate             - Active trading
                                                          fluctuations
                                                        - Foreign exposure
                                                        - Credit quality
--------------------------------------------------------------------------------------------------------------

--------------------------  ------------------------------
                                  EQUITY PORTFOLIOS
--------------------------  ------------------------------
                                  GROWTH-INCOME
--------------------------  ------------------------------
  What are the Portfolio's  - Equity securities:
  principal investments?      - large-cap stocks
                              - mid-cap stocks
--------------------------------------------------------------
  What other types of       - Foreign securities
  investments or              (up to 25%)
  strategies may the
  Portfolio use to a
  significant extent?
-------------------------------------------------------------------
  What other types of       - Short-term investments
  investments may the       - Defensive investments
  Portfolio use as part of  - Borrowing for temporary
  efficient portfolio         or emergency purposes
  management or to enhance    (up to 33 1/3%)
  return?                   - Options and futures
------------------------------------------------------------------------
  What additional risks     - Market volatility
  normally affect the       - Securities selection
  Portfolio?                - Active trading
                            - Growth stocks
-----------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                           EQUITY PORTFOLIOS
-------------------------------------------------------------------------------------------------------
                         FEDERATED         DAVIS VENTURE       "DOGS" OF WALL
                      AMERICAN LEADERS         VALUE               STREET         ALLIANCE GROWTH
-------------------------------------------------------------------------------------------------------
  What are the       - Equity            - Equity            - Equity            - Equity
  Portfolio's          securities:         securities:         securities:         securities:
  principal            - large-cap         - large-cap         - large-cap         - large-cap
  investments?           stocks              stocks              stocks              stocks
-------------------------------------------------------------------------------------------------------
  What other types   - Equity            - Mid-cap stocks    N/A                 - Foreign
  of investments       securities:       - Foreign                                 securities
  may the              - mid-cap stocks    securities                              (up to 25%)
  Portfolio or       - Foreign
  strategies use       securities:
  to a significant     - ADRs
  extent?
-------------------------------------------------------------------------------------------------------
  What other types   - Short-term        - Short-term        - Short-term        - Short-term
  of investments       investments         investments         investments         investments
  may the            - Defensive         - Defensive         - Defensive         - Defensive
  Portfolio use as     investments         investments         investments         investments
  part of            - Options and       - U.S. government   - Borrowing for     - Borrowing for
  efficient            futures             securities          temporary or        temporary or
  portfolio          - Borrowing for                           emergency           emergency
  management or to     temporary or                            purposes            purposes
  enhance return?      emergency                               (up to 33 1/3%)     (up to 33 1/3%)
                       purposes                              - Options and       - Options and
                       (up to 33 1/3%)                         futures             futures
                     - Securities
                       lending
                       (up to 33 1/3%)
-------------------------------------------------------------------------------------------------------
  What additional    - Market            - Market            - Market            - Market
  risks normally       volatility          volatility          volatility          volatility
  affect the         - Securities        - Securities        - Securities        - Securities
  Portfolio?           selection           selection           selection           selection
                                                             - Non-diversified   - Active trading
                                                               status            - Growth stocks
                                                             - Illiquidity
                                                             - Passively
                                                               managed strategy
-------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                  EQUITY PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------
                          PUTNAM GROWTH:                                 SMALL COMPANY
                              VOYAGER              REAL ESTATE               VALUE            AGGRESSIVE GROWTH
---------------------------------------------------------------------------------------------------------------------
  What are the         - Equity securities    - Equity securities:   - Equity securities:   - Equity securities:
  Portfolio's                                   - mid-cap stocks       - small-cap stocks     - small-cap stocks
  principal                                     - small-cap stocks                            - mid-cap stocks
  investments?                                - Fixed income                                  - convertible
                                                securities:                                     securities
                                                - preferred stocks                            - warrants
                                              - REITs                                       - Defensive
                                                                                              investments
                                                                                            - Options and futures
---------------------------------------------------------------------------------------------------------------------
  What other types of  N/A                    - Convertible stocks   - Fixed income         - Large-cap stocks
  investments or                              - Foreign securities     securities:
  strategies may the                          - Junk bonds             - U.S. government
  Portfolio use to a                            (up to 5%)               securities
  significant extent?                         - Corporate bonds        - corporate debt
                                                                         instruments
                                                                       - preferred stocks
                                                                     - Foreign securities
                                                                       (up to 25%)
---------------------------------------------------------------------------------------------------------------------
  What other types of  - Short-term           - Short-term           - Short-term           - Borrowing for
  investments may the    investments            investments            investments            temporary or
  Portfolio use as     - Currency             - Defensive            - Defensive              emergency purposes
  part of efficient      transactions           investments            investments            (up to 33 1/3%)
  portfolio            - Defensive            - U.S. government      - Borrowing for        - Options and futures
  management or to       investments            securities             temporary or         - Illiquid securities
  enhance return?      - Borrowing for                                 emergency purposes     (up to 15%)
                         temporary or                                  (up to 33 1/3%)      - Short-term
                         emergency purposes                          - Securities lending     investments
                       - Options and futures                           (up to 33 1/3%)
                       - Warrants                                    - Illiquid securities
                       - Hybrid instruments                            (up to 15%)
                                                                     - Forward commitments
                                                                     - Registered
                                                                       investment
                                                                       companies
                                                                     - Firm commitments
                                                                     - When-issued and
                                                                       delayed-delivery
                                                                       transactions
                                                                     - REITs
                                                                     - Junk bonds
                                                                     - Convertible
                                                                       securities
                                                                     - Warrants
                                                                     - Rights
---------------------------------------------------------------------------------------------------------------------
  What additional      - Market volatility    - Market volatility    - Market volatility    - Market volatility
  risks normally       - Securities           - Securities           - Securities           - Securities
  affect the             selection              selection              selection              selection
  Portfolio?           - Growth stocks        - Real estate          - Small companies      - IPO investing
                       - IPO investing          industry                                    - Illiquidity
                       - Derivatives          - Small and medium                            - Interest rate
                       - Hedging                sized companies                               fluctuations
                                                                                            - Small and medium
                                                                                              sized companies
                                                                                            - Credit quality
                                                                                            - Derivatives
                                                                                            - Hedging
                                                                                            - Emerging markets
                                                                                            - Growth stocks
                                                                                            - Active trading
                                                                                            - Technology sector
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                      INTERNATIONAL PORTFOLIOS
----------------------------------------------------------------------------------------------------
                      INTERNATIONAL                            INTERNATIONAL
                    GROWTH AND INCOME    GLOBAL EQUITIES    DIVERSIFIED EQUITIES   EMERGING MARKETS
----------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity securities   - Equity
  Portfolio's         securities:         securities:       - Foreign securities    securities:
  principal           - large-cap         - large-cap                               - small-cap
  investments?          stocks              stocks                                    stocks
                        (foreign)         - mid-cap stocks                          - mid-cap stocks
                    - Foreign           - Foreign                                 - Foreign
                      securities          securities                                securities
----------------------------------------------------------------------------------------------------
  What other types  - Equity            N/A                 - Equity securities:  - Hybrid
  of investments      securities:                             - convertible         instruments
  or strategies       - mid-cap stocks                          securities        - Equity swaps
  may the               (foreign)                             - warrants
  Portfolio use to  - Foreign                                 - rights
  a significant       securities:
  extent?             - emerging
                        markets
----------------------------------------------------------------------------------------------------
  What other types  - Equity            - Short-term        - Short-term          N/A
  of investments      securities:         investments         investments
  may the             - small-cap       - Currency          - Defensive
  Portfolio use as      stocks            transactions        investments
  part of               (foreign)       - Defensive         - Currency
  efficient           - large-cap         investments         transactions
  portfolio             stocks (U.S.)   - Borrowing for     - Illiquid
  management or to  - Currency            temporary or        securities
  enhance return?     transactions        emergency           (up to 15%)
                    - Short-term          purposes (up to   - Options and
                      investments         33 1/3%)            futures
                    - Hybrid            - Options and       - Forward
                      instruments         futures             commitments
                    - Equity swaps                          - Registered
                                                              investment
                                                              companies
                                                            - Firm commitment
                                                              agreements
                                                            - Securities lending
                                                              (up to 33 1/3%)
----------------------------------------------------------------------------------------------------
  What additional   - Currency          - Market            - Market volatility   - Currency
  risks normally      volatility          volatility        - Foreign exposure      volatility
  affect the        - Foreign exposure  - Securities        - Securities          - Foreign exposure
  Portfolio?        - Market              selection           selection           - Emerging markets
                      volatility        - Active trading    - Emerging markets    - Growth stocks
                    - IPO investing     - Currency          - Growth stocks       - IPO investing
                    - Securities          volatility        - Active trading      - Market
                      selection         - Foreign exposure  - Currency              volatility
                    - Hedging           - Growth stocks       volatility          - Securities
                    - Growth stocks     - Derivatives       - Sector risk           selection
                                        - Hedging           - Derivatives
                                                            - Hedging
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CREDIT SWAPS involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

CURRENCY SWAPS involve the exchange of the parties' respective rights to make or receive payments in specified currencies.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000(R) Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Midcap(R) Index, and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - HIGH INCOME SECURITIES, with respect to the Worldwide High Income Portfolio, are defined as medium and lower-grade income securities, which include securities rated at the time of purchase BBB or lower by Standard & Poor's ("S&P") or rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") and unrated securities determined by the Subadviser to be comparable quality at the time of purchase.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's. INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as

European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

HYBRID INSTRUMENTS, such as INDEXED (i.e., Standard and Poor's Depositary Receipts ("SPDRs") and iShares(SM)) STRUCTURED SECURITIES and other EXCHANGE TRADED FUNDS ("ETFS"), can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MORTGAGE SWAPS are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. With respect to the Cash Management Portfolio, short-term investments may also include investment in taxable municipal obligations which are debt obligations of a state or local government entity and an outgrowth of the Tax Reform Act of 1986, which restricted the issuance of traditional tax-exempt securities. Taxable municipal bonds are issued as private purpose bonds to finance such prohibited projects as a sports stadium, as municipal revenue bonds where caps apply, or as public purpose bonds where the 10% private use limitation has been exceeded.

TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

IPO INVESTING: A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPOs") exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated in significant amounts over short periods of time.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NON-DIVERSIFIED STATUS: Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

PASSIVELY MANAGED STRATEGY: A Portfolio following a passively managed strategy will not deviate from its investment strategy. In the case of "Dogs" of Wall Street Portfolio, this entails buying and holding thirty stocks selected through objective selection criteria (except to the extent necessary to comply with applicable federal tax laws). In other cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks over the course of a year, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

REAL ESTATE INDUSTRY: Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.

SECTOR RISK: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT SALE RISKS: Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

UTILITY INDUSTRY: Risks include (i) utility companies' difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices; and
(vii) potential effect of deregulation.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $31 billion as of December 31, 2002. SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Strategic Investment Series, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2003, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                  PORTFOLIO                              FEE
                  ---------                              ---
Cash Management Portfolio....................            0.48%
Corporate Bond Portfolio.....................            0.59%
Global Bond Portfolio........................            0.68%
High-Yield Bond Portfolio....................            0.64%
Worldwide High Income Portfolio..............            1.00%
SunAmerica Balanced Portfolio................            0.61%
Asset Allocation Portfolio...................            0.60%
Telecom Utility Portfolio....................            0.75%
Equity Income Portfolio......................            0.65%
Equity Index Portfolio.......................            0.40%
Growth-Income Portfolio......................            0.54%
Federated American Leaders Portfolio.........            0.69%
Davis Venture Value Portfolio................            0.71%
"Dogs" of Wall Street Portfolio..............            0.60%
Alliance Growth Portfolio....................            0.61%
Putnam Growth: Voyager Portfolio.............            0.80%
Real Estate Portfolio........................            0.79%
Small Company Value Portfolio................            1.00%
Aggressive Growth Portfolio..................            0.71%
International Growth and Income Portfolio....            0.96%

                  PORTFOLIO                              FEE
                  ---------                              ---
Global Equities Portfolio....................            0.76%
International Diversified Equities
  Portfolio..................................            1.00%
Emerging Markets Portfolio...................            1.25%

INFORMATION ABOUT THE SUBADVISERS

ALLIANCE CAPITAL MANAGEMENT L.P. (Alliance) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading global investment management firm. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As of December 31, 2002, Alliance had approximately $386 billion in assets under management.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) is located at One Bank of America Plaza, Charlotte, NC 28255. BACAP is dedicated to providing responsible investment management and superior service and manages money for corporations, endowments and foundations, public funds/municipalities and individuals. As of December 31, 2002, BACAP and its affiliates had over $310 billion in assets under management.

DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISORS (Davis) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by SAAMCo) for the assets of the Portfolios allocated to it. As of December 31, 2002, Davis had approximately $33.6 billion in assets under management.

FEDERATED INVESTMENT COUNSELING (Federated) is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated and its affiliate companies serves as investment adviser to a number of investment companies and private accounts. As of December 31, 2002, Federated had approximately $195 billion in assets under management.

FRANKLIN ADVISORY SERVICES, LLC (Franklin) is a Delaware limited liability company located at One Parker Plaza, 9th Floor, Fort Lee, NJ 07024. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2002, Franklin Templeton Investments managed approximately $266 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL (GSAM-International), a business unit of the Investment Management Division of Goldman Sachs, is located at Christchurch Court 10-15 Newgate Street, London EC1A 7HD. GSAM-International has been a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, since 1990 and a registered investment adviser since 1991. As of December 31, 2002, GSAM-International, along with other units of the Investment Management Division of Goldman Sachs, had approximately $329.6 billion in assets under management.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (MSIM Inc.) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM Inc. is located at 1221 Avenue of the Americas, New York, NY 10020. MSIM Inc. does business in certain circumstances, including its role as a Subadviser to the Trust, using the name "VAN KAMPEN." As of December 31, 2002, MSIM Inc. together with its affiliated asset management companies had approximately $376.3 billion in assets under management with approximately $156.1 billion in institutional assets.

PUTNAM INVESTMENT MANAGEMENT, LLC (Putnam) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of December 31, 2002, Putnam had approximately $250.9 billion in assets under management.

U.S. BANCORP ASSET MANAGEMENT, INC. (USBAM) is located at 800 Nicollet Mall, Minneapolis, MN 55402. USBAM (formerly U.S. Bancorp Piper Jaffrey Asset Management) served as investment adviser to separately managed accounts, in addition to the First American Family of Funds. As of December 31, 2002, USBAM had more than $120 billion in assets under management.

WM ADVISORS, INC. (WMA) is located at 1201 Third Avenue, 22nd Floor, Seattle, WA 98101. WMA is an investment adviser registered with the SEC under the 1940 Act and provides investment advisory services for separately managed accounts in addition to the WM Group of Funds. As of December 31, 2002, WMA had over $13 billion in assets under management.

SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' Class 1 shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team(s) for each Portfolio is set forth below following table.

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Cash Management Portfolio     BACAP                         - Cash Investments Team      N/A
----------------------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio      Federated                     - Joseph M. Balestrino       Mr. Balestrino joined
                                                               Senior Vice President and  Federated in 1986 as a
                                                               Portfolio Manager          Project Manager in the
                                                                                          Product Design
                                                                                          Department and became
                                                                                          an Assistant Vice
                                                                                          President and
                                                                                          Investment Analyst in
                                                                                          1991. He became a Vice
                                                                                          President and
                                                                                          portfolio manager in
                                                                                          1995 and a Senior Vice
                                                                                          President in 1998.

                                                             - Mark E. Durbiano           Mr. Durbiano joined
                                                               Senior Vice President and  Federated in 1982 as
                                                               Portfolio Manager          an Investment Analyst
                                                                                          and became a Vice
                                                                                          President and
                                                                                          portfolio manager in
                                                                                          1988. He has been a
                                                                                          Senior Vice President
                                                                                          since 1996.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio      Federated                     - Christopher J. Smith       Mr. Smith joined
 (continued)                                                   Vice President and         Federated in 1995 as a
                                                               Portfolio Manager          Portfolio Manager and
                                                                                          Vice President. Prior
                                                                                          to joining Federated,
                                                                                          he was an Assistant
                                                                                          Vice President at
                                                                                          Provident Life &
                                                                                          Accident Insurance
                                                                                          Company from 1987
                                                                                          through 1994.
----------------------------------------------------------------------------------------------------------------
 Global Bond Portfolio         GSAM-International            - Andrew F. Wilson           Mr. Wilson joined
                                                               Managing Director and      GSAM-International in
                                                               Senior Portfolio Manager   December 1995 as an
                                                                                          Executive Director and
                                                                                          portfolio manager.
                                                                                          Prior to his current
                                                                                          position, he spent
                                                                                          three years as an
                                                                                          Assistant Director at
                                                                                          Rothschild Asset
                                                                                          Management, where he
                                                                                          was responsible for
                                                                                          managing global and
                                                                                          international bond
                                                                                          portfolios with
                                                                                          specific focus on the
                                                                                          U.S., Canadian,
                                                                                          Australian and
                                                                                          Japanese economies.

                                                             - James Cielinski            Mr. Cielinski joined
                                                               Executive Director and     GSAM-International in
                                                               Senior Portfolio Manager   1998 as a portfolio
                                                                                          manager. Prior to his
                                                                                          current position, he
                                                                                          spent five years at
                                                                                          Utah Retirement
                                                                                          Systems, where he
                                                                                          managed the fixed
                                                                                          income group.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Global Bond Portfolio         GSAM-International            - Philip Moffitt             Mr. Moffitt joined
 (continued)                                                   Executive Director,        GSAM-International in
                                                               Senior Currency Portfolio  1999 as a portfolio
                                                               Manager and Senior         manager. Prior to his
                                                               Portfolio Manager          current position, he
                                                                                          worked for three years
                                                                                          as a proprietary
                                                                                          trader for Tokai Asia
                                                                                          Ltd. in Hong Kong.
                                                                                          Before that, Mr.
                                                                                          Moffitt spent ten
                                                                                          years with Bankers
                                                                                          Trust Asset Management
                                                                                          in Australia, where he
                                                                                          was a Managing
                                                                                          Director responsible
                                                                                          for all active global
                                                                                          fixed income funds as
                                                                                          well as a member of
                                                                                          the Asset Allocation
                                                                                          Committee.

                                                             - Iain Lindsay               Mr. Lindsay joined
                                                               Executive Director and     GSAM-International in
                                                               Portfolio Manager          2001 as an Executive
                                                                                          Director and portfolio
                                                                                          manager. Prior to
                                                                                          that, he was a
                                                                                          portfolio
                                                                                          manager/product
                                                                                          manager at JP Morgan
                                                                                          Investment Management
                                                                                          from March 2000 to
                                                                                          June 2001. Before
                                                                                          that, he headed the
                                                                                          capital market
                                                                                          strategy team at Bank
                                                                                          of Montreal in London
                                                                                          from November 1997 to
                                                                                          September 1999 and was
                                                                                          a senior fixed-income
                                                                                          strategist with Credit
                                                                                          Lyonnais in Paris from
                                                                                          May 1994 to November
                                                                                          1997.

                                                             - Paul Marson                Mr. Marson joined
                                                               Executive Director and     GSAM-International in
                                                               Senior Portfolio Manager   2000 as a senior
                                                                                          portfolio manager.
                                                                                          Prior to his current
                                                                                          position, he spent
                                                                                          five years at JP
                                                                                          Morgan as a senior
                                                                                          portfolio manager and
                                                                                          member of the Global
                                                                                          Macro Strategy Team.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Global Bond Portfolio         GSAM - International          - Kevin Zhao                 Mr. Zhao, an Executive
 (continued)                                                   Executive Director and     Director and Portfolio
                                                               Portfolio Manager          Manager, joined GSAM-
                                                                                          International in
                                                                                          December 1994 as an
                                                                                          associate and
                                                                                          portfolio manager. He
                                                                                          became an Executive
                                                                                          Director in 1996.
----------------------------------------------------------------------------------------------------------------
 High-Yield Bond Portfolio     SAAMCo                        - Jeffrey J. Gary            Mr. Gary joined SAAMCo
                                                               Portfolio Manager          in 2001 as a portfolio
                                                                                          manager. In addition
                                                                                          to his position with
                                                                                          SAAMCo, Mr. Gary is
                                                                                          currently Managing
                                                                                          Director of AIG Global
                                                                                          Investment Corp. Prior
                                                                                          to joining SAAMCo, he
                                                                                          was a Senior Vice
                                                                                          President and Public
                                                                                          High Yield Portfolio
                                                                                          Manager with American
                                                                                          General Investment
                                                                                          Management, LP from
                                                                                          April 1998 to October
                                                                                          2001. From 1996 to
                                                                                          1998, he was Managing
                                                                                          Director and Portfolio
                                                                                          Manager for Koch
                                                                                          Capital Service, Inc.
----------------------------------------------------------------------------------------------------------------
 Worldwide High Income         Van Kampen                    High Yield Team and          Mr. Loery is an
 Portfolio                                                   Emerging Markets Debt Team   Executive Director and
                                                                                          Portfolio Manager of
                                                             Current members of the High  MSIM Inc. Mr. Loery
                                                             Yield Team include:          joined Morgan Stanley
                                                             - Gordon W. Loery            & Co. Incorporated
                                                               Executive Director and     (Morgan Stanley), a
                                                               Portfolio Manager          MSIM Inc. affiliate in
                                                                                          1990 as a fixed income
                                                                                          analyst and has been a
                                                                                          Portfolio Manager with
                                                                                          MSIM Inc.'s affiliate
                                                                                          Miller Anderson &
                                                                                          Sherrerd, LLP (MAS)
                                                                                          since 1996.

                                                             - Chad Liu                   Mr. Liu joined MSIM
                                                               Vice President and         Inc. in 1999 as a
                                                               Portfolio Manager          Financial Analyst.
                                                                                          Prior to that, he
                                                                                          received his M.B.A.
                                                                                          (Finance) from the
                                                                                          Wharton School,
                                                                                          University of
                                                                                          Pennsylvania. Mr. Liu
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Worldwide High Income         Van Kampen                    - Joshua M. Givelber         Mr. Givelber joined
 Portfolio (continued)                                         Vice President and         MSIM Inc. in 2001 as a
                                                               Portfolio Manager          Vice President and
                                                                                          Financial Analyst.
                                                                                          Prior to that, he was
                                                                                          an Assistant Vice
                                                                                          President with Van
                                                                                          Kampen Investment
                                                                                          Advisory Corp. and an
                                                                                          Associate with
                                                                                          Davidson Kempner
                                                                                          Partners. Mr. Givelber
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
                                                             Current members of the
                                                             Emerging Markets Debt Team
                                                             include:
                                                             - Abigail McKenna            Ms. McKenna is a
                                                               Managing Director and      Managing Director of
                                                               Portfolio Manager          MSIM Inc. and
                                                                                          Portfolio Manager of
                                                                                          the emerging markets
                                                                                          debt portfolio. From
                                                                                          1995 to 1996, Ms.
                                                                                          McKenna was a Senior
                                                                                          Portfolio Manager at
                                                                                          MetLife Investment
                                                                                          Management Corp.
                                                                                          (MIMCO) Ms. McKenna
                                                                                          joined the firm in
                                                                                          1996.

                                                             - Eric Baurmeister           Mr. Baurmeister joined
                                                               Executive Director         MSIM Inc. in 1997 and
                                                                                          is a portfolio manager
                                                                                          of the emerging
                                                                                          markets debt
                                                                                          portfolio. Prior to
                                                                                          joining MSIM Inc., he
                                                                                          was a portfolio
                                                                                          manager at MIMCO from
                                                                                          1992 to 1996. He holds
                                                                                          the Chartered
                                                                                          Financial Analyst
                                                                                          designation.

                                                             - Federico Kaune             Mr. Kaune joined MSIM
                                                               Vice President and         Inc. in 2002 as a Vice
                                                               Portfolio Manager          President. Prior to
                                                                                          that, he was a Senior
                                                                                          Economist and Senior
                                                                                          Vice President with
                                                                                          Goldman Sachs &
                                                                                          Company.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 SunAmerica Balanced           SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
 Portfolio                                                     Senior Vice President and  portfolio manager with
                                                               Portfolio Manager          SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 Asset Allocation Portfolio    WMA                           - Randall L. Yoakum          Mr. Yoakum re-joined
                                                               Chief Investment Officer   WMA in 1999 as a
                                                               and Senior Portfolio       Senior Portfolio
                                                               Manager                    Manager and Chairman
                                                                                          of the Investment
                                                                                          Policy, Asset
                                                                                          Allocation and Equity
                                                                                          Investment Teams. From
                                                                                          1997-1999, Mr. Yoakum
                                                                                          was the Chief
                                                                                          Investment Officer at
                                                                                          D.A. Davidson, and
                                                                                          from 1994-1997, he
                                                                                          served as Senior Vice
                                                                                          President and Chief
                                                                                          Equity Officer at
                                                                                          Boatmen's Trust
                                                                                          Company. Mr. Yoakum
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.

                                                             - Gary J. Pokrzywinski       Mr. Pokrzywinski
                                                               Senior Portfolio Manager   joined WMA in 1992. He
                                                                                          has been a Senior
                                                                                          Portfolio Manager
                                                                                          since 1994, and Head
                                                                                          of the Fixed Income
                                                                                          Investment Team since
                                                                                          1999. He holds the
                                                                                          Chartered Financial
                                                                                          Analyst designation.

                                                             - Michael D. Meighan         Mr. Meighan joined WMA
                                                               Portfolio Manager          in 1999 as a Senior
                                                                                          Asset Allocation
                                                                                          Analyst. From
                                                                                          1993-1999 he was a
                                                                                          Manager of Managed
                                                                                          Assets at D.A.
                                                                                          Davidson. He holds the
                                                                                          Chartered Financial
                                                                                          Analyst Candidate
                                                                                          designation.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
                                                             - Charles D. Averill         Mr. Averill joined WMA
                                                               Senior Quantitative        in 1990. He was an
                                                               Analyst                    Equity Analyst from
                                                                                          1996-1999, and has
                                                                                          been a Senior
                                                                                          Quantitative Analyst
                                                                                          since 1999. He holds
                                                                                          the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
----------------------------------------------------------------------------------------------------------------
 Telecom Utility Portfolio     Federated                     - John L. Nichol             Mr. Nichol joined
                                                               Vice President and         Federated in September
                                                               Portfolio Manager          2000 as an Assistant
                                                                                          Vice President/Senior
                                                                                          Investment Analyst.
                                                                                          Prior to joining
                                                                                          Federated, Mr. Nichol
                                                                                          was a portfolio
                                                                                          manager for the Public
                                                                                          Employees Retirement
                                                                                          System of Ohio from
                                                                                          1992 through August
                                                                                          2000.
----------------------------------------------------------------------------------------------------------------
 Equity Income Portfolio       USBAM                         - Cori B. Johnson            Ms. Johnson joined
                                                               Portfolio Manager          USBAM in 1991 as a
                                                                                          securities analyst.
                                                                                          She became a portfolio
                                                                                          manager in 1993. She
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.

                                                             - Gerald C. Bren             Mr. Bren joined USBAM
                                                               Portfolio Manager          in 1972 as an
                                                                                          investment analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1987. He
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
----------------------------------------------------------------------------------------------------------------
 Equity Index Portfolio        USBAM                         - Walter French              Mr. French, who joined
                                                               Director of                USBAM in 1999, is
                                                               Quantitative               director of the
                                                               Group and                  Quantitative group and
                                                               Portfolio                  equity index and
                                                               Manager                    enhanced index
                                                                                          portfolio manager.
                                                                                          Prior to joining
                                                                                          USBAM, he was Chief
                                                                                          Investment Officer and
                                                                                          portfolio manager at
                                                                                          Berkeley Quantitative
                                                                                          Advisors, Inc., a firm
                                                                                          he co-founded in 1987.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Growth-Income Portfolio       Alliance                      - Michael R. Baldwin         Mr. Baldwin joined the
                                                               Portfolio Manager and      company in 1989 as a
                                                               Senior Vice President      research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1991 and
                                                                                          was promoted to Senior
                                                                                          Vice President and
                                                                                          Associate Director of
                                                                                          Research in 1996.
----------------------------------------------------------------------------------------------------------------
 Federated American Leaders    Federated                     - Kevin R. McCloskey         Mr. McCloskey, who
 Portfolio                                                     Vice President and         joined Federated in
                                                               Portfolio Manager          1999 as a portfolio
                                                                                          manager, is a Vice
                                                                                          President. From
                                                                                          September 1994 to July
                                                                                          1999, he served as a
                                                                                          portfolio manager, and
                                                                                          from January 1994 to
                                                                                          September 1994, he
                                                                                          served as an
                                                                                          investment/quantitative
                                                                                          analyst at Killian
                                                                                          Asset Management
                                                                                          Corpora-
                                                                                          tion. Mr. McCloskey
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.

                                                             - Steven J. Lehman           Mr. Lehman, who joined
                                                               Vice President and Senior  Federated in 1997 as a
                                                               Portfolio Manager          senior portfolio
                                                                                          manager, is a Vice
                                                                                          President. From 1985
                                                                                          to 1997, he served as
                                                                                          portfolio manager at
                                                                                          First Chicago.

                                                             - John L. Nichol             Mr. Nichol, who joined
                                                               Vice President and         Federated in 2000 as a
                                                               Portfolio Manager          portfolio manager, is
                                                                                          a Vice President. From
                                                                                          1992 to 2000, he
                                                                                          served as portfolio
                                                                                          manager at Public
                                                                                          Employees Retirement
                                                                                          System of Ohio. Mr.
                                                                                          Nichols holds the
                                                                                          Chartered Financial
                                                                                          Analyst designation.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Davis Venture Value           Davis                         - Christopher C. Davis       Mr. Davis has been
 Portfolio                                                     Portfolio Manager          employed by Davis
                                                                                          since 1989 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, co-portfolio
                                                                                          manager, and portfolio
                                                                                          manager.

                                                             - Kenneth C. Feinberg        Mr. Feinberg has been
                                                               Portfolio Manager          employed by Davis
                                                                                          since 1994 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
----------------------------------------------------------------------------------------------------------------
 "Dogs" of Wall Street         SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
 Portfolio                                                     Senior Vice President and  portfolio manager with
                                                               Portfolio Manager          SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio     Alliance                      - James G. Reilly            Mr. Reilly joined the
                                                               Executive Vice President   company in 1984 as a
                                                               and Portfolio Manager      research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1993 and
                                                                                          was promoted to an
                                                                                          Executive Vice
                                                                                          President in 1999.
----------------------------------------------------------------------------------------------------------------
 Putnam Growth: Voyager        Putnam                        - Brian O'Toole              Mr. O'Toole joined
 Portfolio                                                     Managing Director and      Putnam in 2002 and has
                                                               Chief Investment Officer   16 years of investment
                                                               of the Large Cap Growth    experience. He heads
                                                               Team                       the team managing
                                                                                          global and U.S.
                                                                                          large-cap growth
                                                                                          equity portfolios.
                                                                                          Prior to joining
                                                                                          Putnam, he was
                                                                                          Managing Director and
                                                                                          Head of U.S. Growth
                                                                                          Equities for Citigroup
                                                                                          Asset Management
                                                                                          (1998-2002) and Senior
                                                                                          Portfolio Manager at
                                                                                          The Northern Trust
                                                                                          Company (1994-1998).
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------

                                                             - Eric M. Wetlaufer          Mr. Wetlaufer joined
                                                               Managing Director and      Putnam in 1997 and has
                                                               co-CIO of Specialty        16 years of investment
                                                               Growth                     experience. He
                                                                                          co-leads the teams
                                                                                          responsible for
                                                                                          managing mid-cap
                                                                                          growth equity
                                                                                          institutional
                                                                                          portfolios. Mr.
                                                                                          Wetlaufer holds the
                                                                                          Chartered Financial
                                                                                          Analyst designation.
----------------------------------------------------------------------------------------------------------------
 Putnam Growth: Voyager        Putnam                        - Tony H. Elavia,            Dr. Elavia joined
 Portfolio (continued)                                         Managing Director of the   Putnam in 1999 and has
                                                               Large Cap Growth Team      14 years of investment
                                                                                          experience. His group
                                                                                          manages quantitative
                                                                                          portfolios and the
                                                                                          quantitative research
                                                                                          processes across
                                                                                          equity products. Prior
                                                                                          to joining Putnam, he
                                                                                          was President of TES
                                                                                          Partners (1998-1999)
                                                                                          and Executive Vice
                                                                                          President of Voyager
                                                                                          Asset Management
                                                                                          (1995-1998).
----------------------------------------------------------------------------------------------------------------
 Real Estate Portfolio         Davis                         - Andrew A. Davis            Mr. Davis has been
                                                               Portfolio Manager          employed by Davis
                                                                                          since 1994 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, co-portfolio
                                                                                          manager and portfolio
                                                                                          manager.

                                                             - Chandler Spears            Mr. Spears joined
                                                               Portfolio Manager          Davis in 2000 as a
                                                                                          securities analyst.
                                                                                          Prior to his
                                                                                          employment at Davis,
                                                                                          he served as director
                                                                                          of investor relations
                                                                                          for Charles E. Smith
                                                                                          Residential Realty and
                                                                                          principal and director
                                                                                          of real estate
                                                                                          research of SNL
                                                                                          Securities, LC, both
                                                                                          in Virginia.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Small Company Value           Franklin                      - William J. Lippman,        Mr. Lippman is Senior
 Portfolio                                                     President and Portfolio    Vice President of
                                                               Manager                    Franklin Templeton
                                                                                          Investments as well as
                                                                                          President and Trustee
                                                                                          of Franklin Managed
                                                                                          Trust. Prior to
                                                                                          joining Franklin in
                                                                                          1988, he was President
                                                                                          of L.F. Rothschild
                                                                                          Fund Management, Inc.
----------------------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio   SAAMCo                        - Donna M. Calder            Ms. Calder joined
                                                               Senior Vice President and  SAAMCo in 1998 as a
                                                               Portfolio Manager          Vice President and
                                                                                          portfolio manager and
                                                                                          was named Senior Vice
                                                                                          President in February
                                                                                          2001. Prior to joining
                                                                                          SAAMCo, she was the
                                                                                          founder and General
                                                                                          Partner of Manhattan
                                                                                          Capital Partners, L.P.
                                                                                          from 1991 to 1995.
----------------------------------------------------------------------------------------------------------------
 International Growth and      Putnam                        - George W. Stairs           Mr. Stairs joined
 Income Portfolio                                              CFA, Senior Vice           Putnam in 1994 and has
                                                               President and Senior       16 years of investment
                                                               Portfolio Manager          experience. He is
                                                                                          responsible for Asia
                                                                                          Pacific core equity,
                                                                                          international core
                                                                                          equity, and
                                                                                          international value
                                                                                          equity portfolios and
                                                                                          is a member of the
                                                                                          teams that manage
                                                                                          Putnam International
                                                                                          Growth Fund and Putnam
                                                                                          International Growth
                                                                                          and Income Fund.

                                                             - Pamela R. Holding          Ms. Holding joined
                                                               CFA, Managing Director     Putnam in 1995 and has
                                                               and Senior Portfolio       15 years of investment
                                                               Manager                    industry experience.
                                                                                          She is part of the
                                                                                          team that manages
                                                                                          Putnam International
                                                                                          Growth and Income Fund
                                                                                          and Putnam Global
                                                                                          Growth and Income
                                                                                          Fund.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio     Alliance                      - Stephen Beinhacker         Mr. Beinhacker joined
                                                               Portfolio Manager,         the company in 1992 as
                                                               Director and Senior Vice   Director of
                                                               President                  International
                                                                                          Quantitative Stock
                                                                                          Analysis and portfolio
                                                                                          manager. He was
                                                                                          promoted to Senior
                                                                                          Vice President in
                                                                                          1998.
----------------------------------------------------------------------------------------------------------------
 International Diversified     Van Kampen                    International Allocation
 Equities Portfolio                                          Team
                                                             Current members include:
                                                             - Ann Thivierge              Ms. Thivierge joined
                                                               Managing Director and      MSIM Inc. in 1986 and
                                                               Portfolio Manager          is currently a
                                                                                          Managing Director.
----------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio    Putnam                        - Carmel Peters,             Ms. Peters joined
                                                               Senior Vice President and  Putnam in 1997 and has
                                                               Senior Portfolio Manager   23 years of investment
                                                               of the International Core  experience.
                                                               Team
----------------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS*
--------------------------------------------------------------------------------
The following Financial Highlights tables for Class 1 (formerly Class A) shares of each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio Class 1 share. The total returns in each table represent the rate that an investor would have earned on an investment in a Class 1 share of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   Cash Management Portfolio Class 1

      11/30/98     $10.74      $0.54         $(0.02)        $ 0.52        $(0.68)        $   --      $10.58      5.05%    $223,640
      1/31/99#      10.58       0.08           0.01           0.09            --             --       10.67      0.85      277,370
      1/31/00       10.67       0.51             --           0.51         (0.24)            --       10.94      4.85      466,588
      1/31/01       10.94       0.66          (0.02)          0.64         (0.45)            --       11.13      5.95      404,005
      1/31/02       11.13       0.37           0.02           0.39         (0.45)            --       11.07      3.48      600,741
      1/31/03       11.07       0.15          (0.02)          0.13         (0.37)            --       10.83      1.22      457,994

                                                    Corporate Bond Portfolio Class 1

      11/30/98      11.54       0.77          (0.02)          0.75         (0.46)            --       11.83      6.61      143,561
      1/31/99#      11.83       0.12           0.04           0.16            --             --       11.99      1.35      158,804
      1/31/00       11.99       0.81          (1.15)         (0.34)        (0.53)            --       11.12     (2.75)     184,309
      1/31/01       11.12       0.89          (0.02)          0.87         (0.77)            --       11.22      8.11      199,334
      1/31/02       11.22       0.84          (0.26)          0.58         (0.63)            --       11.17      5.27      258,912
      1/31/03       11.17       0.80          (0.02)          0.78         (0.71)            --       11.24      7.17      263,378

                                                     Global Bond Portfolio Class 1

      11/30/98      11.51       0.49           0.78           1.27         (0.79)         (0.22)      11.77     11.75      115,428
      1/31/99#      11.77       0.07           0.11           0.18            --             --       11.95      1.53      122,306
      1/31/00       11.95       0.42          (0.66)         (0.24)        (0.47)         (0.41)      10.83     (1.86)     127,145
      1/31/01       10.83       0.45           0.63           1.08         (0.70)            --       11.21     10.35      139,528
      1/31/02       11.21       0.43           0.02           0.45         (1.03)            --       10.63      4.03      145,556
      1/31/03       10.63       0.42           0.25           0.67         (0.18)         (0.15)      10.97      6.36      132,160

                                RATIO OF NET
                   RATIO OF      INVESTMENT
                  EXPENSES TO    INCOME TO
                    AVERAGE       AVERAGE
        PERIOD        NET           NET        PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    Cash Management Portfolio Class 1

      11/30/98       0.58%          4.97%          --%
      1/31/99#       0.62+          5.02+          --
      1/31/00        0.53           4.82           --
      1/31/01        0.52           5.83           --
      1/31/02        0.52           3.31           --
      1/31/03        0.52           1.37           --

                     Corporate Bond Portfolio Class 1

      11/30/98       0.77           6.61           15
      1/31/99#       0.80+          6.16+           4
      1/31/00        0.71           7.05           37
      1/31/01        0.69           7.99           36
      1/31/02        0.67           7.41           83
      1/31/03        0.65           7.17           45

                      Global Bond Portfolio Class 1

      11/30/98       0.85           4.27          210
      1/31/99#       0.97+          3.65+          30
      1/31/00        0.84           3.68          189
      1/31/01        0.81(1)        4.07(1)       202
      1/31/02        0.81           3.84          193
      1/31/03        0.80           3.89           66

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1)  Gross of custody credits of 0.01%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   High-Yield Bond Portfolio Class 1

      11/30/98     $11.82      $1.14         $(1.24)        $(0.10)       $(0.66)        $(0.08)     $10.98     (1.26)%   $284,580
      1/31/99#      10.98       0.18          (0.02)          0.16            --             --       11.14      1.46      293,037
      1/31/00       11.14       1.09          (0.55)          0.54         (1.14)            --       10.54      5.09      310,032
      1/31/01       10.54       1.09          (1.44)         (0.35)        (1.11)            --        9.08     (3.44)     299,534
      1/31/02        9.08       0.98          (1.94)         (0.96)        (1.11)            --        7.01    (10.11)     255,845
      1/31/03        7.01       0.63          (0.98)         (0.35)        (0.99)            --        5.67     (3.92)     221,410

                                                Worldwide High Income Portfolio Class 1

      11/30/98      13.20       1.07          (2.61)         (1.54)        (0.61)         (0.74)      10.31    (13.74)     121,290
      1/31/99#      10.31       0.16          (0.35)         (0.19)           --             --       10.12     (1.84)     116,977
      1/31/00       10.12       1.13           0.67           1.80         (1.33)            --       10.59     19.22      124,404
      1/31/01       10.59       1.12          (0.76)          0.36         (1.21)            --        9.74      3.67      117,236
      1/31/02        9.74       0.93          (1.85)         (0.92)        (1.17)            --        7.65     (8.61)      93,599
      1/31/03        7.65       0.67          (0.72)         (0.05)        (1.06)            --        6.54      0.45       77,847

                                                 SunAmerica Balanced Portfolio Class 1

      11/30/98      13.45       0.30           2.33           2.63         (0.11)         (0.36)      15.61     19.81      149,242
      1/31/99#      15.61       0.05           1.58           1.63            --             --       17.24     10.44      194,878
      1/31/00       17.24       0.36           1.80           2.16         (0.12)         (0.22)      19.06     12.76      509,054
      1/31/01       19.06       0.36          (1.46)         (1.10)        (0.22)         (0.10)      17.64     (5.88)     575,039
      1/31/02       17.64       0.31          (3.12)         (2.81)        (0.33)         (0.48)      14.02    (15.86)     471,194
      1/31/03       14.02       0.25          (2.34)         (2.09)        (0.34)            --       11.59    (14.95)     310,531

                                RATIO OF NET
                                 INVESTMENT
                   RATIO OF      INCOME TO
                  EXPENSES TO     AVERAGE
        PERIOD    AVERAGE NET       NET        PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    High-Yield Bond Portfolio Class 1

      11/30/98       0.69%          9.75%         128%
      1/31/99#       0.72+          9.71+          17
      1/31/00        0.67          10.00          105
      1/31/01        0.71(1)       10.98(1)       106
      1/31/02        0.71          12.18          148
      1/31/03        0.75          10.09          121

                  Worldwide High Income Portfolio Class 1

      11/30/98       1.09(1)        8.89(1)       158
      1/31/99#       1.12+(1)       9.56+(1)       12
      1/31/00        1.14(1)       10.66(1)       116
      1/31/01        1.10          10.84          158
      1/31/02        1.11(1)       10.97(1)       139
      1/31/03        1.15           9.55          103

                  SunAmerica Balanced Portfolio Class 1

      11/30/98       0.78           2.10          111
      1/31/99#       0.75+(1)       1.72+(1)       26
      1/31/00        0.66           2.01          197
      1/31/01        0.64           1.87          333
      1/31/02        0.66           2.00          322
      1/31/03        0.68           1.91          611

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1)  Gross of custody credits of 0.01%, 0.01%, 0.02%, 0.01% and
        0.01%, for the periods ending November 30, 1998, January 31,
        1999, January 31, 2000, January 31, 2001, and January 31,
        2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ----------------------------------------------------------------------------------------------------------------------------

                                                   Asset Allocation Portfolio Class 1

      11/30/98     $16.21      $0.48         $ 0.08         $ 0.56        $(0.35)        $(1.61)     $14.81       2.85%   $713,045
      1/31/99#      14.81       0.07           0.15           0.22            --             --       15.03       1.49     724,516
      1/31/00       15.03       0.40           0.37           0.77         (0.48)         (0.80)      14.52       5.51     699,063
      1/31/01       14.52       0.41           0.36           0.77         (0.43)         (0.31)      14.55       5.38     653,310
      1/31/02       14.55       0.41          (1.35)         (0.94)        (0.46)         (0.31)      12.84      (6.36)    556,081
      1/31/03       12.84       0.42          (1.31)         (0.89)        (0.46)            --       11.49      (6.78)    437,736

                                                   Telecom Utility Portfolio Class 1

      11/30/98      12.91       0.42           1.62           2.04         (0.16)         (0.33)      14.46      15.98      68,049
      1/31/99#      14.46       0.08           0.03           0.11            --             --       14.57       0.76      77,323
      1/31/00       14.57       0.48           0.23           0.71         (0.24)         (0.62)      14.42       5.01     120,159
      1/31/01       14.42       0.39          (1.83)         (1.44)        (0.38)         (0.21)      12.39     (10.27)    112,682
      1/31/02       12.39       0.70          (2.70)         (2.00)        (0.38)            --       10.01     (16.46)     84,766
      1/31/03       10.01       0.41          (2.71)         (2.30)        (0.87)            --        6.84     (22.90)     52,982

                                RATIO OF NET
                                 INVESTMENT
                   RATIO OF      INCOME TO
                  EXPENSES TO     AVERAGE
        PERIOD    AVERAGE NET       NET        PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    Asset Allocation Portfolio Class 1

      11/30/98       0.64%          3.15%         156%
      1/31/99#       0.66+          2.60+          30
      1/31/00        0.63           2.70          191
      1/31/01        0.64           2.75          172
      1/31/02        0.66           3.05          140
      1/31/03        0.66           3.42           28

                    Telecom Utility Portfolio Class 1

      11/30/98       1.01           3.04           72
      1/31/99#       0.93+          3.02+          12
      1/31/00        0.84           3.31          121
      1/31/01        0.84(1)        2.81(1)       104
      1/31/02        0.85(1)        6.09(1)       102
      1/31/03        0.95(2)        4.82(2)       123

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1)  Gross of custody credits of 0.01%.
   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Telecom Utility Portfolio would have been lower by 0.07% for Class 1.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                    NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                  ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                  END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL       PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***     (000S)
      -----------------------------------------------------------------------------------------------------------------------------
                                                     Equity Income Portfolio Class 1

      12/14/98-
      1/31/99     $10.00      $ 0.03        $ 0.54         $ 0.57        $(0.03)        $   --      $10.54      5.70%    $    5,287
      1/31/00      10.54        0.22         (0.08)          0.14         (0.18)         (0.25)      10.25      1.29          6,670
      1/31/01      10.25        0.21          1.27           1.48         (0.02)            --       11.71     14.44          8,315
      1/31/02      11.71        0.21         (0.85)         (0.64)        (0.19)            --       10.88     (5.44)         8,060
      1/31/03      10.88        0.18         (2.15)         (1.97)        (0.19)            --        8.72    (18.06)         6,449

                                                     Equity Index Portfolio Class 1

      12/14/98-
      1/31/99      10.00        0.01          1.17           1.18         (0.03)            --       11.15     11.81         11,168
      1/31/00      11.15        0.12          0.67           0.79         (0.06)            --       11.88      7.05         63,487
      1/31/01      11.88        0.08         (0.24)         (0.16)           --          (0.02)      11.70     (1.29)        63,786
      1/31/02      11.70        0.08         (2.02)         (1.94)        (0.08)         (0.09)       9.59    (16.57)        51,434
      1/31/03       9.59        0.09         (2.33)         (2.24)        (0.08)            --        7.27    (23.31)        37,586

                                                     Growth-Income Portfolio Class 1

      11/30/98     20.82        0.17          4.33           4.50         (0.13)         (0.96)      24.23     21.91      1,019,590
      1/31/99#     24.23        0.02          3.63           3.65            --             --       27.88     15.06      1,206,113
      1/31/00      27.88        0.16          4.75           4.91         (0.15)         (1.40)      31.24     18.37      1,828,340
      1/31/01      31.24        0.19         (0.65)         (0.46)        (0.13)         (1.60)      29.05     (1.63)     1,931,070
      1/31/02      29.05        0.15         (6.00)         (5.85)        (0.19)         (1.26)      21.75    (19.96)     1,450,218
      1/31/03      21.75        0.16         (4.86)         (4.70)        (0.17)            --       16.88    (21.61)       877,271

                               RATIO OF NET
                  RATIO OF      INVESTMENT
                 EXPENSES TO    INCOME TO
       PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED      ASSETS         ASSETS      TURNOVER
      ---------  --------------------------------------
                    Equity Income Portfolio Class 1

      12/14/98-
      1/31/99       0.95%+(1)      1.87%+(1)     14%
      1/31/00       0.95(1)        2.05(1)       34
      1/31/01       0.95(1)        1.94(1)       59
      1/31/02       0.95(1)        1.89(1)       30
      1/31/03       1.13(1)        1.84(1)       74

                     Equity Index Portfolio Class 1

      12/14/98-
      1/31/99       0.55+(1)       0.75+(1)      --
      1/31/00       0.55(1)        1.02(1)        1
      1/31/01       0.55(1)        0.64(1)        4
      1/31/02       0.55(1)        0.80(1)        5
      1/31/03       0.55(1)        1.07(1)        4

                    Growth-Income Portfolio Class 1

      11/30/98      0.60           0.78          53
      1/31/99#      0.60+          0.55+         16
      1/31/00       0.56           0.56          43
      1/31/01       0.57           0.60          52
      1/31/02       0.58           0.62          56
      1/31/03       0.59(2)        0.79(2)       45

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                        EXPENSES
                                                     -----------------------------------------------
                                                     11/98    1/99+    1/00    1/01    1/02    1/03
                                                     -----------------------------------------------
      Equity Income Class 1......................      --%    3.47%    1.56%   1.88%   1.91%   1.54%
      Equity Index Class 1.......................      --     1.80     0.85    0.55    0.59    0.58

                                                            NET INVESTMENT INCOME (LOSS)
                                                   -----------------------------------------------
                                                   11/98    1/99+    1/00    1/01    1/02    1/03
                                                   -----------------------------------------------
      Equity Income Class 1......................    --%    (0.65)%  1.44%   1.01%   0.93%   1.43%
      Equity Index Class 1.......................    --     (0.50)   0.72    0.64    0.76    1.04

   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Growth-Income Portfolio would have been lower by 0.01% for Class 1.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      -----------------------------------------------------------------------------------------------------------------
                                         Federated American Leader Portfolio Class 1

      11/30/98     $13.90      $ 0.17        $ 2.35         $ 2.52        $(0.06)        $(0.30)     $16.06      18.22%
      1/31/99#      16.06        0.02          0.54           0.56           --             --        16.62       3.49
      1/31/00       16.62        0.20         (0.14)          0.06         (0.12)         (0.69)      15.87       0.17
      1/31/01       15.87        0.25          1.37           1.62         (0.17)         (0.60)      16.72      10.62
      1/31/02       16.72        0.16         (1.44)         (1.28)        (0.21)         (0.39)      14.84      (7.53)
      1/31/03       14.84        0.19         (3.27)         (3.08)        (0.15)           --        11.61     (20.76)

                                            Davis Venture Value Portfolio Class 1

      11/30/98      21.47        0.20          2.23           2.43         (0.12)         (0.68)      23.10      11.36
      1/31/99#      23.10        0.03          1.25           1.28           --             --        24.38       5.54
      1/31/00       24.38        0.13          3.06           3.19         (0.20)         (0.93)      26.44      13.42
      1/31/01       26.44        0.14          3.19           3.33         (0.12)         (0.28)      29.37      12.72
      1/31/02       29.37        0.12         (4.78)         (4.66)        (0.13)         (4.00)      20.58     (15.57)
      1/31/03       20.58        0.15         (3.40)         (3.25)        (0.12)           --        17.21     (15.79)

                                           "Dogs" of Wall Street Portfolio Class 1

      4/1/98-
      11/30/98      10.00        0.11         (0.30)         (0.19)          --             --         9.81      (1.90)
      1/31/99#       9.81        0.02         (0.23)         (0.21)          --             --         9.60      (2.14)
      1/31/00        9.60        0.21         (1.12)         (0.91)        (0.05)         (0.26)       8.38     (10.02)
      1/31/01        8.38        0.23          0.73           0.96         (0.22)         (0.10)       9.02      12.05
      1/31/02        9.02        0.20          0.36           0.56         (0.20)           --         9.38       6.34
      1/31/03        9.38        0.22         (1.44)         (1.22)        (0.17)           --         7.99     (13.07)

                                             RATIO OF NET
                     NET                      INVESTMENT
                    ASSETS      RATIO OF      INCOME TO
                    END OF     EXPENSES TO     AVERAGE
        PERIOD      PERIOD     AVERAGE NET       NET        PORTFOLIO
        ENDED       (000S)       ASSETS         ASSETS      TURNOVER
      ----------  ---------------------------------------------------
                      Federated American Leader Portfolio Class 1

      11/30/98    $  145,900      0.83%          1.13%         51%
      1/31/99#       159,176      0.86+          0.75+          4
      1/31/00        208,488      0.77           1.17          34
      1/31/01        231,716      0.76           1.56          46
      1/31/02        270,692      0.76           1.05          33
      1/31/03        191,653      0.76(2)        1.41(2)       32

                         Davis Venture Value Portfolio Class 1

      11/30/98     1,725,411      0.75           0.89          25
      1/31/99#     1,840,354      0.77+          0.86+          5
      1/31/00      2,303,994      0.74           0.51          23
      1/31/01      2,808,045      0.75           0.47          26
      1/31/02      2,323,050      0.76           0.49          30
      1/31/03      1,612,985      0.75           0.81          17

                        "Dogs" of Wall Street Portfolio Class 1

      4/1/98-
      11/30/98        65,283      0.85+(1)       2.04+(1)     --
      1/31/99#        78,062      0.85+(1)       0.93+(1)      58
      1/31/00         98,924      0.67(1)        2.11(1)       51
      1/31/01         92,070      0.72(1)        2.76(1)       55
      1/31/02        112,588      0.71(1)        2.22(1)       35
      1/31/03         99,103      0.69(1)        2.42(1)       67

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                            EXPENSES
                                                         ----------------------------------------------
                                                         11/98    1/99+    1/00    1/01    1/02    1/03
                                                         ----------------------------------------------
      "Dogs" of Wall Street Class 1..................    0.92%+   0.85%    0.67%   0.72%   0.71%   0.69%

                                                                 NET INVESTMENT INCOME (LOSS)
                                                       ------------------------------------------------
                                                       11/98    1/99+    1/00    1/01     1/02     1/03
                                                       ------------------------------------------------
      "Dogs" of Wall Street Class 1..................  1.97%+   0.93%    2.11%    2.76%    2.22%   2.42%

   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Federated American Leaders Portfolio would have been lower by 0.01% for Class 1.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                               ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                               VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
             PERIOD          BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
              ENDED          OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------------------
                                                   Alliance Growth Portfolio Class 1

      11/30/98                $22.56      $ 0.07        $ 7.77         $ 7.84        $(0.06)        $(2.30)    $28.04       35.92%
      1/31/99#                 28.04          --          7.22           7.22            --             --      35.26       25.75
      1/31/00                  35.26       (0.04)         4.46           4.42         (0.05)         (3.05)     36.58       14.09
      1/31/01                  36.58       (0.04)        (3.40)         (3.44)           --          (4.94)     28.20      (10.17)
      1/31/02                  28.20        0.04         (6.61)         (6.57)           --          (2.22)     19.41      (23.05)
      1/31/03                  19.41        0.03         (5.87)         (5.84)        (0.04)            --      13.53      (30.08)

                                                Putnam Growth: Voyager Portfolio Class 1

      11/30/98                 19.15        0.01          4.15           4.16         (0.02)         (3.08)     20.21       22.56
      1/31/99#                 20.21       (0.01)         3.33           3.32            --             --      23.53       16.43
      1/31/00                  23.53       (0.02)         3.76           3.74         (0.01)         (0.78)     26.48       16.51
      1/31/01                  26.48       (0.03)        (3.37)         (3.40)           --          (2.23)     20.85      (13.68)
      1/31/02                  20.85        0.02         (5.39)         (5.37)           --          (0.59)     14.89      (25.71)
      1/31/03                  14.89        0.03         (3.87)         (3.84)        (0.02)            --      11.03      (25.77)

                                                     Real Estate Portfolio Class 1

      11/30/98                 11.53        0.45         (1.93)         (1.48)        (0.16)         (0.01)      9.88      (13.04)
      1/31/99#                  9.88        0.09         (0.36)         (0.27)           --             --       9.61       (2.73)
      1/31/00                   9.61        0.39         (1.14)         (0.75)        (0.33)            --       8.53       (8.03)
      1/31/01                   8.53        0.39          1.84           2.23         (0.36)            --      10.40       26.40
      1/31/02                  10.40        0.56          0.16           0.72         (0.32)            --      10.80        7.12
      1/31/03                  10.80        0.55         (0.18)          0.37         (0.28)            --      10.89        3.41

                                NET                       RATIO OF NET
                               ASSETS      RATIO OF        INVESTMENT
                               END OF     EXPENSES TO   INCOME(LOSS) TO
             PERIOD            PERIOD     AVERAGE NET     AVERAGE NET      PORTFOLIO
              ENDED           (000'S)       ASSETS           ASSETS        TURNOVER
      ---------------------  -------------------------------------------------------
                                        Alliance Growth Portfolio Class 1

      11/30/98               $1,396,140      0.58%            0.27%            90%
      1/31/99#                1,864,924      0.63+           (0.01)+           11
      1/31/00                 2,875,413      0.63            (0.11)            77
      1/31/01                 2,810,098      0.64            (0.10)           101
      1/31/02                 1,928,115      0.65             0.17             86
      1/31/03                 1,007,655      0.65(1)          0.19(1)          51

                                    Putnam Growth: Voyager Portfolio Class 1

      11/30/98                  398,863      0.86             0.09             75
      1/31/99#                  494,813      0.86+           (0.19)+           10
      1/31/00                   783,896      0.80            (0.09)            76
      1/31/01                   732,943      0.79            (0.10)            84
      1/31/02                   486,747      0.82             0.11             94
      1/31/03                   271,199      0.86(1)          0.19(1)         120

                                          Real Estate Portfolio Class 1

      11/30/98                   59,102      0.95             4.21             26
      1/31/99#                   58,504      1.01+            5.63+             6
      1/31/00                    53,766      0.92             4.24             61
      1/31/01                    76,224      0.96             4.05             28
      1/31/02                    85,794      0.92             5.32             62
      1/31/03                    95,829      0.89             4.89             52

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Alliance Growth Portfolio would have been lower by 0.00% for Class 1. The ratio of expenses to average net assets for Putnam Growth: Voyager Portfolio would have been lower by 0.01% for Class 1.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                               ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                               VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
             PERIOD          BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
              ENDED          OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------------------
                                                 Small Company Value Portfolio Class 1

      12/14/98-
      1/31/99                 $10.00      $   --        $ 0.05         $ 0.05        $(0.02)        $   --     $10.03        0.49%
      1/31/00                  10.03       (0.04)         0.58           0.54            --          (0.05)     10.52        5.37
      1/31/01                  10.52       (0.05)         2.23           2.18            --          (2.26)     10.44       20.98
      1/31/02                  10.44       (0.04)         0.66           0.62            --          (0.29)     10.77        6.29
      1/31/03                  10.77       (0.04)        (1.53)         (1.57)           --          (0.60)      8.60      (14.54)

                                                  Aggressive Growth Portfolio Class 1

      11/30/98                 11.76        0.04          0.52           0.56            --             --      12.32        4.76
      1/31/99#                 12.32          --          3.20           3.20            --             --      15.52       25.97
      1/31/00                  15.52          --          8.59           8.59         (0.03)         (1.36)     22.72       60.62
      1/31/01                  22.72        0.05         (3.09)         (3.04)           --          (1.96)     17.72      (14.88)
      1/31/02                  17.72        0.03         (5.77)         (5.74)        (0.05)         (3.09)      8.84      (31.71)
      1/31/03                   8.84       (0.02)        (2.13)         (2.15)        (0.02)(3)         --       6.67      (24.28)

                                           International Growth and Income Portfolio Class 1

      11/30/98                 10.41        0.13          0.86           0.99         (0.03)         (0.06)     11.31        9.58
      1/31/99#                 11.31          --          0.40           0.40         (0.02)         (0.19)     11.50        3.56
      1/31/00                  11.50        0.15          1.97           2.12         (0.45)         (0.89)     12.28       17.99
      1/31/01                  12.28        0.12          0.36           0.48         (0.12)         (0.13)     12.51        3.95
      1/31/02                  12.51        0.09         (3.05)         (2.96)        (0.03)         (0.45)      9.07      (23.67)
      1/31/03                   9.07        0.09         (1.96)         (1.87)        (0.05)            --       7.15      (20.66)

                               NET                      RATIO OF NET
                              ASSETS     RATIO OF        INVESTMENT
                              END OF    EXPENSES TO   INCOME (LOSS) TO
             PERIOD           PERIOD    AVERAGE NET     AVERAGE NET      PORTFOLIO
              ENDED          (000'S)      ASSETS           ASSETS        TURNOVER
      ---------------------  -----------------------------------------------------
                                     Small Company Value Portfolio Class 1

      12/14/98-
      1/31/99                $  5,024      1.40%+(2)        0.12%+(2)         6%
      1/31/00                   5,226      1.40(2)         (0.40)(2)         65
      1/31/01                   4,409      1.40(1)(2)      (0.41)(1)(2)      57
      1/31/02                   6,056      1.40(1)(2)      (0.37)(1)(2)      54
      1/31/03                   5,782      1.49(2)         (0.41)(2)        124

                                      Aggressive Growth Portfolio Class 1

      11/30/98                133,183      0.83             0.32            268
      1/31/99#                182,313      0.82+            0.13+            29
      1/31/00                 450,073      0.75             0.02            131
      1/31/01                 495,826      0.70             0.23            263
      1/31/02                 293,084      0.75             0.21            229
      1/31/03                 156,449      0.77            (0.24)           150

                               International Growth and Income Portfolio Class 1

      11/30/98                128,344      1.46             1.12             51
      1/31/99#                142,497      1.46+           (0.10)+           10
      1/31/00                 253,962      1.21             1.16             75
      1/31/01                 342,114      1.18             0.95             80
      1/31/02                 289,084      1.20             0.84            148
      1/31/03                 177,883      1.22             1.08            264

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1) The ratios reflect an expense cap of 1.40% which is net of custody credits (0.01%) or waivers/reimbursements if applicable.
   (2) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolio. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                       EXPENSES
                                                  --------------------------------------------------
                                                  11/98    1/99+    1/00    1/01     1/02      1/03
                                                  --------------------------------------------------
      Small Company Value Class 1...............    --%    3.87%    2.25%   2.64%    2.95%(3)  2.08%

                                                              NET INVESTMENT INCOME (LOSS)
                                                  ----------------------------------------------------
                                                  11/98    1/99+    1/00    1/01     1/02        1/03
                                                  ----------------------------------------------------
      Small Company Value Class 1...............    --%    (2.35)%  (1.25)% (1.65)%  (1.93)%(3) (0.99)%

   (3) Includes a tax return of capital of less than $0.01 per share.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                               ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                               VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
             PERIOD          BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
              ENDED          OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------------------
                                                   Global Equities Portfolio Class 1

      11/30/98                $15.98      $ 0.07        $ 2.40         $ 2.47        $(0.19)        $(1.36)     $16.90      15.34%
      1/31/99#                 16.90          --          1.71           1.71            --             --       18.61      10.12
      1/31/00                  18.61        0.06          4.00           4.06         (0.21)         (1.37)      21.09      23.67
      1/31/01                  21.09       (0.03)        (1.91)         (1.94)        (0.03)         (1.59)      17.53      (9.29)
      1/31/02                  17.53        0.02         (4.90)         (4.88)        (0.01)         (2.15)      10.49     (27.72)
      1/31/03                  10.49        0.02         (2.64)         (2.62)           --             --        7.87     (24.98)

                                          International Diversified Equities Portfolio Class 1

      11/30/98                 11.33        0.15          1.93           2.08         (0.40)         (0.15)      12.86      18.33
      1/31/99#                 12.86       (0.01)         0.22           0.21            --             --       13.07       1.63
      1/31/00                  13.07        0.13          1.91           2.04         (0.21)         (0.08)      14.82      15.85
      1/31/01                  14.82        0.11         (1.91)         (1.80)        (0.12)         (2.14)      10.76     (12.71)
      1/31/02                  10.76        0.07         (2.94)         (2.87)           --          (0.65)       7.24     (27.07)
      1/31/03                   7.24        0.07         (2.13)            --            --             --        5.18     (28.45)

                                                   Emerging Markets Portfolio Class 1

      11/30/98                  8.03        0.04         (1.78)         (1.74)        (0.07)            --        6.22     (21.86)
      1/31/99#                  6.22        0.01            --           0.01         (0.01)            --        6.22       0.20
      1/31/00                   6.22       (0.03)         4.81           4.78            --             --       11.00      76.86
      1/31/01                  11.00       (0.02)        (2.95)         (2.97)        (0.06)         (0.16)       7.81     (26.87)
      1/31/02                   7.81        0.03         (0.95)         (0.92)        (0.02)         (0.08)       6.79     (11.49)
      1/31/03                   6.79        0.02         (0.74)         (0.72)        (0.02)(4)         --        6.05     (10.63)

                                NET                       RATIO OF NET
                               ASSETS      RATIO OF        INVESTMENT
                               END OF     EXPENSES TO   INCOME (LOSS) TO
             PERIOD            PERIOD     AVERAGE NET     AVERAGE NET      PORTFOLIO
              ENDED            (000S)       ASSETS           ASSETS        TURNOVER
      ---------------------  -------------------------------------------------------
                                        Global Equities Portfolio Class 1

      11/30/98               $  420,358      0.88%            0.46%            92%
      1/31/99#                  463,138      0.86+           (0.04)+           12
      1/31/00                   632,495      0.84             0.30             94
      1/31/01                   650,067      0.84            (0.15)            93
      1/31/02                   409,626      0.87             0.14             75
      1/31/03                   221,301      0.93(1)          0.19(1)          71

                              International Diversified Equities Portfolio Class 1

      11/30/98                  354,174      1.26             1.18             40
      1/31/99#                  373,785      1.26+           (0.43)+            7
      1/31/00                   464,988      1.22             0.95             65
      1/31/01                   442,009      1.21             0.89             72
      1/31/02                   309,703      1.23             0.84             29
      1/31/03                   156,911      1.22             0.97             48

                                       Emerging Markets Portfolio Class 1

      11/30/98                   31,685      1.90(3)          0.61(3)          96
      1/31/99#                   32,708      1.90+(3)         0.60+(3)         22
      1/31/00                   102,740      1.90(2)(3)      (0.41)(2)(3)     145
      1/31/01                    96,507      1.57(3)         (0.22)(3)        125
      1/31/02                    82,624      1.53(3)          0.51(3)         113
      1/31/03                    63,377      1.53(3)          0.43(3)         118

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower by 0.00% for Class 1.
   (2) The ratios reflect an expense cap of 1.90% which is net of custody credits (0.01%) or waiver/reimbursement if applicable.
   (3) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                       EXPENSES
                                                  --------------------------------------------------
                                                  11/98    1/99+    1/00    1/01     1/02      1/03
                                                  --------------------------------------------------
       Emerging Markets Class 1...............    2.01%    2.29%    1.91%   1.57%     1.53%    1.53%

                                                            NET INVESTMENT INCOME (LOSS)
                                                ----------------------------------------------------
                                                11/98    1/99+    1/00     1/01      1/02      1/03
                                                ----------------------------------------------------
       Emerging Markets Class 1...............  0.50%    0.21%    (0.42)%  (0.22)%    0.51%     0.43%

   (4) Includes a tax return of capital of less than $0.01 per share.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2003
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST
                   (CLASS 1 SHARES, FORMERLY CLASS A SHARES)

                  --    Cash Management Portfolio
                  --    Corporate Bond Portfolio
                  --    Global Bond Portfolio
                  --    High-Yield Bond Portfolio
                  --    Worldwide High Income Portfolio
                  --    SunAmerica Balanced Portfolio
                  --    MFS Total Return Portfolio
                  --    Asset Allocation Portfolio
                  --    Telecom Utility Portfolio
                  --    Growth-Income Portfolio
                  --    Federated American Leaders Portfolio
                        (formerly Federated Value Portfolio)
                  --    Davis Venture Value Portfolio
                  --    "Dogs" of Wall Street Portfolio
                  --    Alliance Growth Portfolio
                  --    Goldman Sachs Research Portfolio
                  --    MFS Massachusetts Investors Trust Portfolio
                        (formerly MFS Growth and Income Portfolio)
                  --    Putnam Growth: Voyager Portfolio
                        (formerly Putnam Growth Portfolio)
                  --    Blue Chip Growth Portfolio
                  --    Real Estate Portfolio
                  --    MFS Mid-Cap Growth Portfolio
                  --    Aggressive Growth Portfolio
                  --    Growth Opportunities Portfolio
                  --    Marsico Growth Portfolio
                  --    Technology Portfolio
                  --    International Growth and Income Portfolio
                  --    Global Equities Portfolio
                  --    International Diversified Equities Portfolio
                  --    Emerging Markets Portfolio
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

EXPENSE SUMMARY.............................................     38

ACCOUNT INFORMATION.........................................     42

ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET AND
  GOLDMAN SACHS RESEARCH PORTFOLIOS.........................     44

  Investment Strategy for the "Dogs" of Wall Street
     Portfolio..............................................     44

  Investment Strategy for the Goldman Sachs Research
     Portfolio..............................................     44

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     45

  Investment Strategies.....................................     45

GLOSSARY....................................................     53

  Investment Terminology....................................     53

  Risk Terminology..........................................     57

MANAGEMENT..................................................     60

  Information about the Investment Adviser and Manager......     60

  Information about the Subadvisers.........................     61

  Information about the Distributor.........................     62

  Portfolio Management......................................     63

  Custodian, Transfer and Dividend Paying Agent.............     81

FINANCIAL HIGHLIGHTS........................................     82

FOR MORE INFORMATION........................................     92

      --------------------------------------------------------------------






                 TRUST HIGHLIGHTS

      --------------------------------------------------------------------




      The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the "Trust") and to provide you with information about the Trust's twenty-eight separate investment series ("Portfolios") and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begins on page 45, and the glossary that follows on page 53.




                        Q&A




       FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.



       YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.



       INCOME is interest payments from bonds or dividends from stocks.



       TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.



       "HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.



       "NET ASSETS" as referred to under "Principal Investment Strategy" takes into account borrowings for investment purposes.

Q:   WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
     STRATEGIES?


A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. A Portfolio's investment goal may be changed without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.

                            FIXED INCOME PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Cash Management         high current yield          invests in a diversified selection
    Portfolio               consistent with             of money market instruments
                            liquidity and
                            preservation of capital
  ----------------------------------------------------------------------------------------------
    Corporate Bond          high total return with      invests, under normal
    Portfolio               only moderate price risk    circumstances, at least 80% of net
                                                        assets in fixed income securities,
                                                        but invests primarily in investment
                                                        grade fixed income securities; may
                                                        invest up to 35% in fixed income
                                                        securities rated below investment
                                                        grade
  ----------------------------------------------------------------------------------------------
    Global Bond Portfolio   high total return,          invests, under normal
                            emphasizing current         circumstances, at least 80% of net
                            income and, to a lesser     assets in high quality fixed income
                            extent, capital             securities of U.S. and foreign
                            appreciation                issuers and transactions in foreign
                                                        currencies
  ----------------------------------------------------------------------------------------------
    High-Yield Bond         high current income and,    invests, under normal
    Portfolio               secondarily, capital        circumstances, at least 80% of net
                            appreciation                assets in intermediate and
                                                        long-term corporate obligations,
                                                        emphasizing high-yield, high-risk
                                                        fixed income securities (junk
                                                        bonds) with a primary focus on "B"
                                                        rated high-yield bonds
  ----------------------------------------------------------------------------------------------
    Worldwide High Income   high current income and,    invests, under normal
    Portfolio               secondarily, capital        circumstances, at least 80% of net
                            appreciation                assets in high income securities of
                                                        issuers located throughout the
                                                        world
  ----------------------------------------------------------------------------------------------

       BALANCED PORTFOLIOS typically try to balance three different investment goals: capital appreciation, income and capital preservation by investing in a mixture of stocks, bonds and money market instruments.




       ASSET ALLOCATION is a varying combination, depending on market conditions and risk level, of stocks, bonds, money market instruments and other assets.



       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.



       INDEX PORTFOLIOS typically are comprised of securities that make up or replicate a target index; the primary objective is to mirror the investment results of the index.



       A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

                    BALANCED OR ASSET ALLOCATION PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    SunAmerica Balanced     conservation of             maintains at all times a balanced
    Portfolio               principal and capital       portfolio of stocks and bonds, with
                            appreciation                at least 25% invested in fixed
                                                        income securities
  ----------------------------------------------------------------------------------------------
    MFS Total Return        reasonable current          invests primarily in common stocks
    Portfolio               income, long-term           and fixed income securities, with
                            capital growth and          an emphasis on income-producing
                            conservation of capital     securities that appear to have some
                                                        potential for capital enhancement
  ----------------------------------------------------------------------------------------------
    Asset Allocation        high total return           invests in a diversified portfolio
    Portfolio               (including income and       that may include common stocks and
                            capital gains)              other securities with common stock
                            consistent with long-       characteristics, bonds and other
                            term preservation of        intermediate and long-term fixed
                            capital                     income securities and money market
                                                        instruments
  ----------------------------------------------------------------------------------------------

                               EQUITY PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Telecom Utility         high current income and     invests, under normal
    Portfolio               moderate capital            circumstances, at least 80% of net
                            appreciation                assets in equity and debt
                                                        securities of utility companies
  ----------------------------------------------------------------------------------------------
    Growth-Income           growth of capital and       invests primarily in common stocks
    Portfolio               income                      or securities that demonstrate the
                                                        potential for appreciation and/or
                                                        dividends
  ----------------------------------------------------------------------------------------------
    Federated American      growth of capital and       invests primarily in the securities
    Leaders Portfolio       income                      of high quality companies
  ----------------------------------------------------------------------------------------------
    Davis Venture Value     growth of capital           invests primarily in common stocks
    Portfolio                                           of companies with market
                                                        capitalizations of at least $5
                                                        billion
  ----------------------------------------------------------------------------------------------
    "Dogs" of Wall Street   total return (including     invests in thirty high dividend
    Portfolio               capital appreciation and    yielding common stocks selected
                            current income)             annually from the Dow Jones
                                                        Industrial Average and the broader
                                                        market (see page 44 for additional
                                                        information about the investment
                                                        strategy for the "Dogs" of Wall
                                                        Street Portfolio)
  ----------------------------------------------------------------------------------------------
    Alliance Growth         long-term growth of         invests primarily in equity
    Portfolio               capital                     securities of a limited number of
                                                        large, carefully selected, high
                                                        quality U.S. companies that are
                                                        judged likely to achieve superior
                                                        earnings
  ----------------------------------------------------------------------------------------------
    Goldman Sachs Research  long-term growth of         invests, under normal
    Portfolio               capital                     circumstances, at least 80% of net
                                                        assets in equity investments
                                                        selected for their potential to
                                                        achieve capital appreciation over
                                                        the long term
  ----------------------------------------------------------------------------------------------
    MFS Massachusetts       reasonable current          invests primarily in equity
    Investors Trust         income and long-term        securities
    Portfolio               growth of capital and
                            income
  ----------------------------------------------------------------------------------------------

       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.




       MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

                               EQUITY PORTFOLIOS

  ------------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ------------------------------------------------------------------------------------------------
    Putnam Growth: Voyager  long-term growth of         invests primarily in common stocks or
    Portfolio               capital                     securities with common stock
                                                        characteristics that its Subadviser
                                                        believes have above-average growth
                                                        prospects
  ------------------------------------------------------------------------------------------------
    Blue Chip Growth        capital appreciation        invests, under normal circumstances,
    Portfolio                                           at least 80% of net assets in common
                                                        stocks that demonstrate the potential
                                                        for capital appreciation, issued by
                                                        large-cap companies
  ------------------------------------------------------------------------------------------------
    Real Estate Portfolio   total return through a      invests, under normal circumstances,
                            combination of growth       at least 80% of net assets in
                            and income                  securities of companies principally
                                                        engaged in or related to the real
                                                        estate industry or that own
                                                        significant real estate assets or
                                                        that primarily invest in real estate
                                                        financial instruments
  ------------------------------------------------------------------------------------------------
    MFS Mid-Cap Growth      long-term growth of         invests, under normal circumstances,
    Portfolio               capital                     at least 80% of net assets in equity
                                                        securities of medium-sized companies
                                                        that its Subadviser believes have
                                                        above-average growth potential
  ------------------------------------------------------------------------------------------------
    Aggressive Growth       capital appreciation        invests primarily in equity
    Portfolio                                           securities of high growth companies
                                                        including small and medium sized
                                                        growth companies with market
                                                        capitalizations of $1.5 billion to
                                                        $15 billion
  ------------------------------------------------------------------------------------------------
    Growth Opportunities    capital appreciation        invests primarily in common stocks
    Portfolio                                           that demonstrate the potential for
                                                        capital appreciation, issued
                                                        generally by mid-cap companies
  ------------------------------------------------------------------------------------------------
    Marsico Growth          long-term growth of         invests, under normal circumstances,
    Portfolio               capital                     at least 65% in equity securities of
                                                        large companies with a general core
                                                        position of 20 to 30 common stocks
  ------------------------------------------------------------------------------------------------
    Technology Portfolio    long-term capital           invests, under normal circumstances,
                            appreciation                at least 80% of net assets in equity
                                                        securities that demonstrate the
                                                        potential for capital appreciation,
                                                        issued by companies the Subadviser
                                                        believes are positioned to benefit
                                                        from involvement in technology and
                                                        technology-related industries
                                                        worldwide
  ------------------------------------------------------------------------------------------------

       INTERNATIONAL PORTFOLIOS typically seek capital appreciation by investing significantly in securities traded in markets outside the U.S.



       AN "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrialization cycle.

                            INTERNATIONAL PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    International Growth    growth of capital and,      invests primarily in common stocks
    and Income Portfolio    secondarily, current        traded on markets outside the U.S.
                            income
  ----------------------------------------------------------------------------------------------
    Global Equities         long-term growth of         invests primarily in common stocks
    Portfolio               capital                     or securities with common stock
                                                        characteristics of U.S. and foreign
                                                        issuers that demonstrate the
                                                        potential for appreciation and
                                                        engages in transactions in foreign
                                                        currencies; under normal
                                                        circumstances, at least 80% of net
                                                        assets of the Portfolio will be
                                                        invested in equity securities
  ----------------------------------------------------------------------------------------------
    International           long-term capital           invests primarily (in accordance
    Diversified Equities    appreciation                with country and sector weightings
    Portfolio                                           determined by its Subadviser) in
                                                        securities of foreign issuers that,
                                                        in the aggregate, replicate broad
                                                        country and sector indices; under
                                                        normal circumstances at least 80%
                                                        of net assets of the Portfolio will
                                                        be invested in equity securities
  ----------------------------------------------------------------------------------------------
    Emerging Markets        long-term capital           invests, under normal
    Portfolio               appreciation                circumstances, at least 80% of net
                                                        assets in common stocks and other
                                                        equity securities of companies that
                                                        its Subadviser believes have
                                                        above-average growth prospects
                                                        primarily in emerging markets
                                                        outside the U.S.
  ----------------------------------------------------------------------------------------------

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 45 describe various additional risks.

    Risks of Investing in Equity Securities

    The GROWTH-INCOME, FEDERATED AMERICAN LEADERS, DAVIS VENTURE VALUE, "DOGS" OF WALL STREET, ALLIANCE GROWTH, GOLDMAN SACHS RESEARCH, MFS MASSACHUSETTS INVESTORS TRUST, PUTNAM GROWTH: VOYAGER, BLUE CHIP GROWTH, REAL ESTATE, MFS MID-CAP GROWTH, AGGRESSIVE GROWTH, GROWTH OPPORTUNITIES, MARSICO GROWTH, TECHNOLOGY, INTERNATIONAL GROWTH AND INCOME, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES and EMERGING MARKETS PORTFOLIOS invest primarily in equity securities. In addition, the SUNAMERICA BALANCED, MFS TOTAL RETURN, ASSET ALLOCATION and TELECOM UTILITY PORTFOLIOS invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Growth Stocks

    Growth stocks are historically volatile, which will particularly affect the ASSET ALLOCATION, GROWTH-INCOME, ALLIANCE GROWTH, GOLDMAN SACHS RESEARCH, MFS MASSACHUSETTS INVESTORS TRUST, PUTNAM GROWTH: VOYAGER, BLUE CHIP GROWTH, MFS MID-CAP GROWTH, AGGRESSIVE GROWTH, GROWTH OPPORTUNITIES, MARSICO GROWTH, TECHNOLOGY and INTERNATIONAL GROWTH AND INCOME PORTFOLIOS.

    Risks of Value Investing

    The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect, will particularly affect the FEDERATED AMERICAN LEADERS, TELECOM UTILITY and DAVIS VENTURE VALUE PORTFOLIOS.

    Risks of Investing in Bonds

    The CORPORATE BOND, GLOBAL BOND, HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest primarily in bonds. In addition, the SUNAMERICA BALANCED, MFS TOTAL RETURN, ASSET ALLOCATION, and TELECOM UTILITY PORTFOLIOS may invest significantly in bonds. As with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Junk Bonds

    The HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest predominantly in junk bonds, which are considered speculative. The CORPORATE BOND, MFS TOTAL RETURN, ASSET ALLOCATION and REAL ESTATE PORTFOLIOS also may invest significantly in junk bonds. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing in Money Market Securities

    You should be aware that an investment in the CASH MANAGEMENT PORTFOLIO is subject to the risk that the value of its investments in high-quality short-term debt obligations ("money market securities") may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The CASH MANAGEMENT PORTFOLIO does not seek to maintain a stable net asset value.

    Risks of Investing Internationally

    Except for the CASH MANAGEMENT PORTFOLIO, all of the Portfolios may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios except for the CASH MANAGEMENT PORTFOLIO and are primary risks of the GLOBAL BOND, WORLDWIDE HIGH INCOME, INTERNATIONAL GROWTH AND INCOME, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES and EMERGING MARKETS PORTFOLIOS.

    Risks of Investing in Emerging Market Countries

    The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. The WORLDWIDE HIGH INCOME, INTERNATIONAL DIVERSIFIED EQUITIES and EMERGING MARKETS PORTFOLIOS invest significantly in emerging market countries. In addition, the GLOBAL BOND, INTERNATIONAL GROWTH AND INCOME and GLOBAL EQUITIES PORTFOLIOS may also invest in emerging market countries.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the GROWTH-INCOME, ALLIANCE GROWTH, PUTNAM GROWTH: VOYAGER, AGGRESSIVE GROWTH, TECHNOLOGY, INTERNATIONAL GROWTH AND INCOME and EMERGING MARKETS PORTFOLIOS.

    Risks of a "Passively Managed" Strategy

    The "DOGS" OF WALL STREET PORTFOLIOS will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). If the Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.

    Risks of Investing in Utility Securities

    The TELECOM UTILITY PORTFOLIO invests primarily in equity and debt securities of utility companies. Utility companies include companies engaged in the production, generation, transportation, distribution and sale of electricity, water, natural gas and oil, companies engaged in telecommunications, including cable and satellite television and companies that provide infrastructure or related services and products to these utility companies. Such utility securities entail certain risks including:
    (i) utility companies' historic difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices and
    (vii) potential effect of deregulation.

    Risks of Investing in Real Estate Securities

    The REAL ESTATE PORTFOLIO invests primarily in the real estate industry. In addition, the MFS TOTAL RETURN PORTFOLIO invests significantly in real estate securities. A Portfolio that invests primarily in the real estate industry is subject to the risks associated with the direct ownership of real estate. The Portfolio could also be subject to the risks of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Most of the Portfolios' investments are, and likely will continue to be, interests in Real Estate Investment Trusts ("REITs").

    Risks of Investing in "Non-Diversified" Portfolios

    The GLOBAL BOND, WORLDWIDE HIGH INCOME, "DOGS" OF WALL STREET, MFS MID-CAP GROWTH and MARSICO GROWTH PORTFOLIOS are organized as "non-diversified" Portfolios. A non-diversified Portfolio can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, a Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies. This will particularly affect the TECHNOLOGY and MARSICO GROWTH PORTFOLIOS.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future. Performance information is not included for Portfolios that have not been in existence for at least one full calendar year.

--------------------------------------------------------------------------------

                           CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                                   CASH MANAGEMENT PORTFOLIO CLASS 1
                                                                   ---------------------------------
1994                                                                             3.80%
1995                                                                             5.48%
1996                                                                             4.91%
1997                                                                             5.22%
1998                                                                             5.05%
1999                                                                             4.87%
2000                                                                             6.05%
2001                                                                             3.67%
2002                                                                             1.40%

During the period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ended 12/31/00) and the lowest return for a quarter was 0.27% (quarter ended 6/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 0.18%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR       YEARS     INCEPTION(1)
-------------------------------------------------------------------------------------------------
 Cash Management Portfolio Class 1                              1.40%      4.20%         4.30%
-------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is February 9, 1993.

--------------------------------------------------------------------------------

                            CORPORATE BOND PORTFOLIO
--------------------------------------------------------------------------------
                                   (CLASS 1)*

                                  (BAR CHART)

                                                                   CORPORATE BOND PORTFOLIO CLASS 1
                                                                   --------------------------------
1994                                                                             -3.19%
1995                                                                             17.78%
1996                                                                              4.49%
1997                                                                             10.90%
1998                                                                              6.05%
1999                                                                             -1.85%
2000                                                                              5.03%
2001                                                                              7.59%
2002                                                                              7.46%

During the period shown in the bar chart, the highest return for a quarter was 5.94% (quarter ended 06/30/95) and the lowest return for a quarter was -2.89% (quarter ended 03/31/94). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 2.77%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                      PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                         YEAR        YEARS      INCEPTION(1)
--------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio Class 1                              7.46%       4.79%          5.81%
--------------------------------------------------------------------------------------------------
 Lehman Brothers Corporate Bond Index(2)                      10.12%       7.12%          7.27%
--------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is July 1, 1993.

(2) The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

--------------------------------------------------------------------------------

                             GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------
                                   (CLASS 1)*

                                  (BAR CHART)

                                                                     GLOBAL BOND PORTFOLIO CLASS 1
                                                                     -----------------------------
1994                                                                             -4.65%
1995                                                                             17.64%
1996                                                                              9.36%
1997                                                                             10.03%
1998                                                                             10.87%
1999                                                                             -1.05%
2000                                                                              9.27%
2001                                                                              5.05%
2002                                                                              5.88%

During the period shown in the bar chart, the highest return for a quarter was 5.66% (quarter ended 09/30/98) and the lowest return for a quarter was -3.97% (quarter ended 03/31/94). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 1.56%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                  PAST ONE       PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                     YEAR           YEARS      INCEPTION(1)
-------------------------------------------------------------------------------------------------
 Global Bond Portfolio Class 1                             5.88%          5.92%          6.91%
-------------------------------------------------------------------------------------------------
 J.P. Morgan Global Government Bond Index (hedged)(2)      8.40%          7.42%          7.94%
-------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is July 1, 1993.

(2) The J.P. Morgan Global Government Bond Index (hedged) tracks the performance of bonds throughout the world, including issues from Europe, Australia, the Far East and the United States.

--------------------------------------------------------------------------------

                           HIGH-YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------
                                   (CLASS 1)*

                                  (BAR CHART)

                                                                   HIGH-YIELD BOND PORTFOLIO CLASS 1
                                                                   ---------------------------------
1994                                                                             -5.52%
1995                                                                             14.24%
1996                                                                             14.57%
1997                                                                             14.42%
1998                                                                             -2.95%
1999                                                                              6.50%
2000                                                                             -9.30%
2001                                                                             -4.30%
2002                                                                             -5.93%

During the period shown in the bar chart, the highest return for a quarter was 7.38% (quarter ended 09/30/97) and the lowest return for a quarter was -8.40% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 5.62%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                     PAST ONE      PAST FIVE      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                        YEAR          YEARS     INCEPTION(1)
--------------------------------------------------------------------------------------------------
 High-Yield Bond Portfolio Class 1                            -5.93%        -3.34%        3.07%
--------------------------------------------------------------------------------------------------
 Merrill Lynch High-Yield Master Index(2)                     -1.14%         1.24%        6.00%
--------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Merrill Lynch High-Yield Master Index includes publicly placed, nonconvertible, coupon-bearing U.S. domestic debt with a maturity of at least one year. Par amounts of all issues at the beginning and ending of each reporting period must be at least $10,000. Issues included in the index must have a rating that is less than investment grade but not in default.

--------------------------------------------------------------------------------

                        WORLDWIDE HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------
                                   (CLASS 1)*

                                  (BAR CHART)

                                                                WORLDWIDE HIGH INCOME PORTFOLIO CLASS 1
                                                                ---------------------------------------
1995                                                                             20.97%
1996                                                                             25.32%
1997                                                                             15.54%
1998                                                                            -17.07%
1999                                                                             19.31%
2000                                                                             -2.96%
2001                                                                             -3.20%
2002                                                                             -0.39%

During the period shown in the bar chart, the highest return for a quarter was 12.07% (quarter ended 06/30/95) and the lowest return for a quarter was -24.35% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 6.04%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE       PAST FIVE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 Worldwide High Income Portfolio Class 1                    -0.39%          -1.53%            5.81%
------------------------------------------------------------------------------------------------------
 First Boston High-Yield Bond Index(2)                       3.01%           1.42%            5.87%
------------------------------------------------------------------------------------------------------
 J.P. Morgan EMBI Global Index(3)                           13.11%           7.58%           12.38%
------------------------------------------------------------------------------------------------------
 Blended Index(4)                                            8.11%           4.78%            9.38%
------------------------------------------------------------------------------------------------------
 Blended Index(5)                                            8.71%           4.49%            9.45%
------------------------------------------------------------------------------------------------------
 J.P. Morgan EMBI Plus(6)                                   14.24%           7.18%           12.61%
------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception returns for the comparative indices are as of the inception date month end.

(2) The First Boston High-Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated B or lower.

(3) The J.P. Morgan EMBI Global Index is a market-weighted index composed of U.S. dollar denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

(4) Effective August 1, 2002, the Portfolio selected a blended index comprised 50% of First Boston High-Yield Bond Index and 50% of J.P. Morgan Emerging Markets Bond Index (EMBI) Global Index for index comparison purposes, rather than First Boston High-Yield Bond Index and J.P. Morgan EMBI Plus. The Blended Index as modified better matches the asset and country composition of the Portfolio.

(5) Prior to August 1, 2002, the Portfolio used a blended index comprised 50% of the First Boston High-Yield Bond Index and 50% of the J.P. Morgan Emerging Markets Bond Index (EMBI) Plus.

(6) The J.P. Morgan EMBI Plus is a market-weighted index composed of all Brady Bonds outstanding; it includes Argentina, Brazil, Mexico, Nigeria, the Philippines and Venezuela.

--------------------------------------------------------------------------------

                         SUNAMERICA BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                                 SUNAMERICA BALANCED PORTFOLIO CLASS 1
                                                                 -------------------------------------
1997                                                                             24.48%
1998                                                                             24.61%
1999                                                                             21.40%
2000                                                                             -9.43%
2001                                                                            -13.14%
2002                                                                            -15.18%

During the period shown in the bar chart, the highest return for a quarter was 15.55% (quarter ended 12/31/98) and the lowest return for a quarter was -11.19% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -1.86%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE       PAST FIVE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 SunAmerica Balanced Portfolio Class 1                      -15.18%          0.19%            5.10%
------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%         -0.58%            5.83%
------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)                     10.26%          7.54%            8.17%
------------------------------------------------------------------------------------------------------
 Blended Index(4)                                            -9.05%          3.16%            6.95%
------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 3, 1996.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(4) The Blended Index consists of 55% S&P 500 Index, 35% Lehman Brothers U.S. Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                                  MFS TOTAL RETURN PORTFOLIO CLASS 1
                                                                  ----------------------------------
1995                                                                             27.64%
1996                                                                              9.94%
1997                                                                             16.90%
1998                                                                             19.53%
1999                                                                              2.88%
2000                                                                             17.01%
2001                                                                              0.52%
2002                                                                             -4.85%

During the period shown in the bar chart, the highest return for a quarter was 13.55% (quarter ended 12/31/98) and the lowest return for a quarter was -8.16% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -2.53%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE       PAST FIVE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio Class 1                          -4.85%          6.60%           10.44%
------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%         -0.58%            9.78%
------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)                     10.26%          7.54%            8.49%
------------------------------------------------------------------------------------------------------
 Blended Index(4)                                            -9.05%          3.16%            9.19%
------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception returns for the comparative indices are as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(4) The Blended Index consists of 35% Lehman Brothers U.S. Aggregate Index, 55% S&P 500 Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

--------------------------------------------------------------------------------

                           ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------
                                   (CLASS 1)*

                                  (BAR CHART)

                                                                  ASSET ALLOCATION PORTFOLIO CLASS 1
                                                                  ----------------------------------
1994                                                                             -0.26%
1995                                                                             26.29%
1996                                                                             18.95%
1997                                                                             21.81%
1998                                                                              3.32%
1999                                                                              9.44%
2000                                                                             -0.31%
2001                                                                             -2.85%
2002                                                                             -7.51%

During the period shown in the bar chart, the highest return for a quarter was 11.05% (quarter ended 06/30/97) and the lowest return for a quarter was -8.76% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.78%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE       PAST FIVE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 Asset Allocation Portfolio Class 1                          -7.51%          0.25%            7.32%
------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%         -0.58%            9.31%
------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)                     10.26%          7.54%            7.16%
------------------------------------------------------------------------------------------------------
 Blended Index(4)                                            -9.81%          3.10%            8.79%
------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is July 1, 1993.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(4) The Blended Index consists of 40% Lehman Brothers U.S. Aggregate Index and 60% S&P 500 Index.

--------------------------------------------------------------------------------

                           TELECOM UTILITY PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                                   TELECOM UTILITY PORTFOLIO CLASS 1
                                                                   ---------------------------------
1997                                                                             25.73%
1998                                                                             14.04%
1999                                                                              1.78%
2000                                                                             -9.00%
2001                                                                            -13.76%
2002                                                                            -23.77%

During the period shown in the bar chart, the highest return for a quarter was 12.85% (quarter ended 12/31/97) and the lowest return for a quarter was -18.24% (quarter ended 9/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -4.11%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                   PAST ONE        PAST FIVE          SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)                     YEAR            YEARS           INCEPTION(1)
---------------------------------------------------------------------------------------------------------
 Telecom Utility Portfolio Class 1                          -23.77%          -7.03%             -0.71%
---------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%          -0.58%              5.83%
---------------------------------------------------------------------------------------------------------
 S&P Utility Index(3)                                       -29.99%          -4.41%              1.15%
---------------------------------------------------------------------------------------------------------
 S&P Telecommunications Services Index(3)                   -34.05%          -8.47%             -0.99%
---------------------------------------------------------------------------------------------------------
 Blended Index(3)                                           -31.29%          -5.72%              0.89%
---------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 3, 1996.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Blended Index is comprised of 35% S&P Utility Index and 65% S&P Telecommunication Services Index (formerly, the S&P Communications Service Index), on a market capitalization weighted basis. The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries. The S&P Telecommunication Services Index is comprised of the companies listed in the telecommunications sectors of the S&P 400, 500, and 600. Created in July of 1996, the S&P Telecommunication Services Index includes cellular and wireless service providers including pagers, long distance providers and the telephone group companies (local service providers). Index change is a name change; the composition of the index remained substantially consistent.

--------------------------------------------------------------------------------

                            GROWTH-INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                                    GROWTH-INCOME PORTFOLIO CLASS 1
                                                                    -------------------------------
1994                                                                             -2.61%
1995                                                                             34.10%
1996                                                                             24.06%
1997                                                                             33.91%
1998                                                                             30.74%
1999                                                                             30.04%
2000                                                                             -8.34%
2001                                                                            -15.90%
2002                                                                            -21.15%

During the period shown in the bar chart, the highest return for a quarter was 28.51% (quarter ended 12/31/98) and the lowest return for a quarter was -19.39% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.81%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                   PAST ONE    PAST FIVE     SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)                     YEAR        YEARS       INCEPTION(1)
----------------------------------------------------------------------------------------------
 Growth-Income Portfolio Class 1                            -21.15%       0.66%        9.36%
----------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%      -0.58%        9.26%
----------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                      FEDERATED AMERICAN LEADERS PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                                   FEDERATED VALUE PORTFOLIO CLASS 1
                                                                   ---------------------------------
1997                                                                             31.43%
1998                                                                             17.96%
1999                                                                              6.19%
2000                                                                              2.39%
2001                                                                             -2.33%
2002                                                                            -19.78%

During the period shown in the bar chart, the highest return for a quarter was 16.10% (quarter ended 12/31/98) and the lowest return for a quarter was -19.38% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -5.67%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                   PAST ONE    PAST FIVE     SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)                     YEAR        YEARS       INCEPTION(1)
----------------------------------------------------------------------------------------------
 Federated American Leaders Portfolio Class 1(2)            -19.78%       0.10%        5.59%
----------------------------------------------------------------------------------------------
 S&P 500/Barra Value Index(3)                               -20.86%      -0.85%        5.15%
----------------------------------------------------------------------------------------------
 S&P 500 Index(4)                                           -22.10%      -0.58%        5.83%
----------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 3, 1996.

(2) Prior to May 1, 2003, the Federated American Leaders Portfolio was named the Federated Value Portfolio.

(3) Effective May 1, 2003, the Portfolio has selected the S&P 500/Barra Value Index for performance comparisons. These indices are designed to differentiate between fast growing companies and slower growing or undervalued companies. Standard & Poor's and Barra cooperate to employ a price to book value calculation, whereby the market capitalization of an index (S&P 500, S&P MidCap 400, S&P SmallCap 600) is divided equally between growth and value. The growth and value definition are only available on the U.S. indices. The indices are rebalanced twice per year. The change in indices was made because the S&P/Barra Value Index correlates closely to the Portfolio's peer group.

(4) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                         DAVIS VENTURE VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                                 DAVIS VENTURE VALUE PORTFOLIO CLASS 1
                                                                 -------------------------------------
1995                                                                             37.45%
1996                                                                             24.76%
1997                                                                             34.32%
1998                                                                             13.73%
1999                                                                             16.11%
2000                                                                              9.47%
2001                                                                            -11.32%
2002                                                                            -16.77%

During the period shown in the bar chart, the highest return for a quarter was 21.07% (quarter ended 12/31/98) and the lowest return for a quarter was -14.87% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -4.66%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Davis Venture Value Portfolio Class 1                      -16.77%       1.30%         11.51%
------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%      -0.58%          9.78%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                        "DOGS" OF WALL STREET PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                                 DOGS OF WALL STREET PORTFOLIO CLASS 1
                                                                 -------------------------------------
1999                                                                             -7.08%
2000                                                                              2.94%
2001                                                                              7.91%
2002                                                                             -6.57%

During the period shown in the bar chart, the highest return for a quarter was 15.56% (quarter ended 06/30/99) and the lowest return for a quarter was -16.32% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -9.81%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                      PAST ONE     SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)                        YEAR       INCEPTION(1)
------------------------------------------------------------------------------------
 "Dogs" of Wall Street Portfolio Class 1                        -6.57%      -0.89%
------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%      -3.31%
------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is April 1, 1998.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those of smaller companies.

      --------------------------------------------------------------------------

                             ALLIANCE GROWTH PORTFOLIO
   -----------------------------------------------------------------------------

                                    (CLASS 1)*

                                    (BAR CHART)

                                                                   ALLIANCE GROWTH PORTFOLIO CLASS 1
                                                                   ---------------------------------
1994                                                                             -2.16%
1995                                                                             43.79%
1996                                                                             29.11%
1997                                                                             31.43%
1998                                                                             52.23%
1999                                                                             33.07%
2000                                                                            -19.47%
2001                                                                            -14.00%
2002                                                                            -31.26%

During the period shown in the bar chart, the highest return for a quarter was 32.57% (quarter ended 12/31/98) and the lowest return for a quarter was -16.67% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.86%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio Class 1                          -31.26%      -0.72%         10.00%
------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(2)                               -27.88%      -3.84%          6.89%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is February 9, 1993.

(2) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                        GOLDMAN SACHS RESEARCH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                               GOLDMAN SACHS RESEARCH PORTFOLIO CLASS 1
                                                               ----------------------------------------
2001                                                                            -25.20%
2002                                                                            -28.08%

During the period shown in the bar chart, the highest return for a quarter was 13.35% (quarter ended 12/31/01) and the lowest return for a quarter was -23.15% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -3.62%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Goldman Sachs Research Portfolio Class 1                      -28.08%        -22.68%
---------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%        -17.03%
---------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is July 5, 2000. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                  MFS MASSACHUSETTS INVESTORS TRUST PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                                MFS GROWTH AND INCOME PORTFOLIO CLASS 1
                                                                ---------------------------------------
1994                                                                             -8.01%
1995                                                                             32.10%
1996                                                                             15.99%
1997                                                                             23.22%
1998                                                                             29.28%
1999                                                                              5.93%
2000                                                                             -0.32%
2001                                                                            -16.04%
2002                                                                            -21.00%

During the period shown in the bar chart, the highest return for a quarter was 22.03% (quarter ended 12/31/98) and the lowest return for a quarter was -15.56% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -3.95%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
-------------------------------------------------------------------------------------------------
 MFS Massachusetts Investors Trust Portfolio Class 1(2)     -21.00%      -1.97%          5.75%
-------------------------------------------------------------------------------------------------
 S&P 500 Index(3)                                           -22.10%      -0.58%          9.26%
-------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) Prior to May 1, 2003, the MFS Massachusetts Investors Trust Portfolio was named the MFS Growth and Income Portfolio.

(3) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                        PUTNAM GROWTH: VOYAGER PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                                    PUTNAM GROWTH PORTFOLIO CLASS 1
                                                                    -------------------------------
1994                                                                             -1.57%
1995                                                                             24.75%
1996                                                                             20.37%
1997                                                                             32.48%
1998                                                                             34.76%
1999                                                                             29.71%
2000                                                                            -18.06%
2001                                                                            -24.16%
2002                                                                            -26.41%

During the period shown in the bar chart, the highest return for a quarter was 25.28% (quarter ended 12/31/98) and the lowest return for a quarter was -19.65% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -1.60%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Putnam Growth: Voyager Portfolio Class 1(2)                -26.41%      -4.38%         4.92%
------------------------------------------------------------------------------------------------
 Russell 1000(R) Growth Index(3)                            -27.88%      -3.84%         6.89%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is February 9, 1993.

(2) Prior to May 1, 2003, the Putnam Growth: Voyager Portfolio was named the Putnam Growth Portfolio.

(3) The Russell 1000(R) Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                           BLUE CHIP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                                  BLUE CHIP GROWTH PORTFOLIO CLASS 1
                                                                  ----------------------------------
2001                                                                            -20.87%
2002                                                                            -29.26%

During the period shown in the bar chart, the highest return for a quarter was 12.86% (quarter ended 12/31/01) and the lowest return for a quarter was -19.10% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -1.03%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Blue Chip Growth Portfolio Class 1                            -29.26%        -25.00%
---------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%        -17.03%
---------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is July 5, 2000. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                             REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                                     REAL ESTATE PORTFOLIO CLASS 1
                                                                     -----------------------------
1998                                                                            -15.36%
1999                                                                             -7.42%
2000                                                                              23.8%
2001                                                                                 6%
2002                                                                              6.26%

During the period shown in the bar chart, the highest return for a quarter was 11.98% (quarter ended 06/30/99) and the lowest return for a quarter was -11.07% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 3.39%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
-------------------------------------------------------------------------------------------------
 Real Estate Portfolio Class 1                               6.26%       1.79%           4.69%
-------------------------------------------------------------------------------------------------
 Morgan Stanley REIT Index(2)                                3.64%       3.30%           6.16%
-------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 2, 1997.

(2) The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

--------------------------------------------------------------------------------

                          MFS MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                                 MFS MID-CAP GROWTH PORTFOLIO CLASS 1
                                                                 ------------------------------------
2000                                                                              9.61%
2001                                                                            -22.62%
2002                                                                            -47.17%

During the period shown in the bar chart, the highest return for a quarter was 26.80% (quarter ended 12/31/01) and the lowest return for a quarter was -35.89% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.17%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 MFS Mid-Cap Growth Portfolio Class 1                         -47.17%        -7.74%
--------------------------------------------------------------------------------------
 Russell 2000(R) Index(2)                                     -20.48%         0.28%
--------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is April 1, 1999.

(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                                   (CLASS 1)*
                                  (BAR CHART)

                                                                  AGGRESSIVE GROWTH PORTFOLIO CLASS 1
                                                                  -----------------------------------
1997                                                                             12.35%
1998                                                                             17.43%
1999                                                                             84.66%
2000                                                                            -15.25%
2001                                                                             -31.7%
2002                                                                            -24.71%

During the period shown in the bar chart, the highest return for a quarter was 53.68% (quarter ended 12/31/99) and the lowest return for a quarter was -27.42% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -2.65%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio Class 1                        -24.71%      -1.12%         1.71%
------------------------------------------------------------------------------------------------
 Russell 3000(R) Index(2)                                   -21.54%      -0.71%         5.30%
------------------------------------------------------------------------------------------------
 Russell 2000(R) Index(3)                                   -20.48%      -1.36%         2.24%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 3, 1996.

(2) Effective May 1, 2003, the Portfolio has selected the Russell 3000(R) Index for performance comparisons. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The change in indices was made because the Russell 3000(R) Index is more representative of the Portfolio's investment strategy.

(3) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------

                         GROWTH OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                                GROWTH OPPORTUNITIES PORTFOLIO CLASS 1
                                                                --------------------------------------
2001                                                                            -33.17%
2002                                                                            -39.83%

During the period shown in the bar chart, the highest return for a quarter was 18.49% (quarter ended 12/31/01) and the lowest return for a quarter was -25.14% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 2.25%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Growth Opportunities Portfolio Class 1                        -39.83%        -33.90%
---------------------------------------------------------------------------------------
 S&P Mid Cap 400 Index(2)                                      -14.51%         -4.17%
---------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is July 5, 2000. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P Mid Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is also a market-value weighted index.

--------------------------------------------------------------------------------

                            MARSICO GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                                   MARISCO GROWTH PORTFOLIO CLASS 1
                                                                   --------------------------------
2001                                                                            -13.53%
2002                                                                            -11.24%

During the period shown in the bar chart, the highest return for a quarter was 10.85% (quarter ended 12/31/01) and the lowest return for a quarter was -14.66% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 0.52%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Marsico Growth Portfolio Class 1                              -11.24%        -12.36%
---------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%        -17.15%
---------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is December 29, 2000. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                              TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                                     TECHNOLOGY PORTFOLIO CLASS 1
                                                                     ----------------------------
2001                                                                            -47.63%
2002                                                                            -49.29%

During the period shown in the bar chart, the highest return for a quarter was 40.64% (quarter ended 12/31/01) and the lowest return for a quarter was -45.25% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 0.56%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Technology Portfolio Class 1                                  -49.29%        -49.88%
---------------------------------------------------------------------------------------
 Nasdaq Composite Index(2)                                     -31.53%        -34.86%
---------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is July 5, 2000. The since inception return for the comparative index is as of the inception date month end.

(2) The Nasdaq Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks on The Nasdaq Stock Market.

--------------------------------------------------------------------------------

                   INTERNATIONAL GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                               INTERNATIONAL GROWTH AND INCOME PORTFOLIO
                                                                                CLASS 1
                                                               -----------------------------------------
1998                                                                             10.83%
1999                                                                             24.18%
2000                                                                              1.16%
2001                                                                            -22.24%
2002                                                                            -20.89%

During the period shown in the bar chart, the highest return for a quarter was 16.93% (quarter ended 12/31/98) and the lowest return for a quarter was -23.49% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -7.82%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 International Growth and Income Portfolio Class 1          -20.89%      -3.05%        -1.67%
------------------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                         -15.94%      -2.89%        -3.20%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 2, 1997.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index represents the foreign stocks of 20 countries in Europe, Australasia and the Far East.

--------------------------------------------------------------------------------

                           GLOBAL EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                                   GLOBAL EQUITIES PORTFOLIO CLASS 1
                                                                   ---------------------------------
1994                                                                              -0.3%
1995                                                                             19.16%
1996                                                                             14.18%
1997                                                                             15.06%
1998                                                                             22.86%
1999                                                                             30.94%
2000                                                                            -17.26%
2001                                                                            -18.11%
2002                                                                            -26.79%

During the period shown in the bar chart, the highest return for a quarter was 25.50% (quarter ended 12/31/98) and the lowest return for a quarter was -20.67% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -4.02%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR        YEARS      INCEPTION(1)
---------------------------------------------------------------------------------------------------
 Global Equities Portfolio Class 1                             -26.79%      -4.41%         3.93%
---------------------------------------------------------------------------------------------------
 MSCI World Index(2)                                           -19.89%      -2.11%         6.08%
---------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) World Index measures the performance of companies representative of the market structure of 23 developed market countries in North America, Europe and Asia/Pacific regions.

--------------------------------------------------------------------------------

                  INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
                                                                                CLASS 1
                                                              --------------------------------------------
1995                                                                              10.34%
1996                                                                               9.31%
1997                                                                               6.37%
1998                                                                              18.53%
1999                                                                              24.59%
2000                                                                             -18.32%
2001                                                                             -24.02%
2002                                                                             -28.48%

During the period shown in the bar chart, the highest return for a quarter was 17.56% (quarter ended 12/31/99) and the lowest return for a quarter was -26.49% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -8.07%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 International Diversified Equities Portfolio Class 1       -28.48%      -8.10%        -2.51%
------------------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                         -15.94%      -2.89%        -0.09%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index measures the performance of companies representative of the midcap structure of 21 countries in Europe, Australasia and the Far East.

--------------------------------------------------------------------------------

                           EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                                  EMERGING MARKETS PORTFOLIO CLASS 1
                                                                  ----------------------------------
1998                                                                            -24.27%
1999                                                                             77.45%
2000                                                                            -36.38%
2001                                                                             -1.76%
2002                                                                             -7.14%

During the period shown in the bar chart, the highest return for a quarter was 38.80% (quarter ended 12/31/99) and the lowest return for a quarter was -22.17% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -6.86%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                      PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                         YEAR        YEARS      INCEPTION(1)
--------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio Class 1                           -7.14%       -4.85%        -7.41%
----------------------------------------------------------------------------------
 MSCI Emerging Markets Free Index(2)                          -6.00%       -4.58%        -8.05%
--------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 2, 1997.

(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on Class 1 shares if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                 CASH MANAGEMENT         CORPORATE BOND           GLOBAL BOND               HIGH-YIELD BOND
                                    PORTFOLIO              PORTFOLIO               PORTFOLIO                   PORTFOLIO
                              ---------------------   --------------------   ----------------------   ---------------------------
                                     CLASS 1                CLASS 1                 CLASS 1                     CLASS 1
                              ---------------------   --------------------   ----------------------   ---------------------------
Management Fees                       0.48%                   0.59%                   0.68%                      0.64%
Distribution and/or Service
  (12b-1) Fees                        0.00%                   0.00%                   0.00%                      0.00%
Other Expenses                        0.04%                   0.06%                   0.12%                      0.11%
Total Annual Portfolio
  Operating Expenses                  0.52%                   0.65%                   0.80%                      0.75%

                              WORLDWIDE HIGH INCOME   SUNAMERICA BALANCED       MFS TOTAL RETURN           ASSET ALLOCATION
                                    PORTFOLIO              PORTFOLIO              PORTFOLIO(1)                 PORTFOLIO
                              ---------------------   --------------------   ----------------------   ---------------------------
                                     CLASS 1                CLASS 1                 CLASS 1                     CLASS 1
                              ---------------------   --------------------   ----------------------   ---------------------------
Management Fees                       1.00%                   0.61%                   0.65%                      0.60%
Distribution and/or Service
  (12b-1) Fees                        0.00%                   0.00%                   0.01%                      0.00%
Other Expenses                        0.15%                   0.07%                   0.06%                      0.06%
Total Annual Portfolio
  Operating Expenses                  1.15%                   0.68%                   0.72%                      0.66%

                                 TELECOM UTILITY         GROWTH-INCOME         FEDERATED AMERICAN         DAVIS VENTURE VALUE
                                  PORTFOLIO(1)            PORTFOLIO(1)        LEADERS PORTFOLIO(1)             PORTFOLIO
                              ---------------------   --------------------   ----------------------   ---------------------------
                                     CLASS 1                CLASS 1                 CLASS 1                     CLASS 1
                              ---------------------   --------------------   ----------------------   ---------------------------
Management Fees                       0.75%                   0.54%                   0.69%                      0.71%
Distribution and/or Service
  (12b-1) Fees                        0.07%                   0.01%                   0.01%                      0.00%
Other Expenses                        0.13%                   0.04%                   0.06%                      0.04%
Total Annual Portfolio
  Operating Expenses                  0.95%                   0.59%                   0.76%                      0.75%

                                            "DOGS" OF WALL STREET      ALLIANCE GROWTH      GOLDMAN SACHS RESEARCH
                                                  PORTFOLIO               PORTFOLIO              PORTFOLIO(2)
                                           -----------------------   --------------------   ----------------------
                                                   CLASS 1                 CLASS 1                 CLASS 1
                                           -----------------------   --------------------   ----------------------
Management Fees                                      0.60%                   0.61%                   1.20%
Distribution and/or Service (12b-1) Fees             0.00%                   0.00%                   0.00%
Other Expenses                                       0.09%                   0.04%                   0.24%
Total Annual Portfolio Operating
  Expenses                                           0.69%                   0.65%                   1.44%

                                          MFS MASSACHUSETTS INVESTORS
                                              TRUST PORTFOLIO(1)
                                          ---------------------------
                                                    CLASS 1
                                          ---------------------------
Management Fees                                      0.70%
Distribution and/or Service (12b-1) Fees             0.02%
Other Expenses                                       0.06%
Total Annual Portfolio Operating
  Expenses                                           0.78%

                                                    PUTNAM GROWTH:         BLUE CHIP                           MFS MID-CAP
                                                       VOYAGER              GROWTH           REAL ESTATE          GROWTH
                                                     PORTFOLIO(1)        PORTFOLIO(2)         PORTFOLIO        PORTFOLIO(1)
                                                 --------------------   ---------------   ------------------   ------------
                                                       CLASS 1              CLASS 1            CLASS 1           CLASS 1
                                                 --------------------   ---------------   ------------------   ------------
Management Fees                                         0.80%                0.70%              0.79%             0.75%
Distribution and/or Service (12b-1) Fees                0.01%                0.00%              0.00%             0.02%
Other Expenses                                          0.05%                0.24%              0.10%             0.07%
Total Annual Portfolio Operating Expenses               0.86%                0.94%              0.89%             0.84%

                                                                            GROWTH
                                                  AGGRESSIVE GROWTH      OPPORTUNITIES      MARSICO GROWTH      TECHNOLOGY
                                                      PORTFOLIO          PORTFOLIO(2)        PORTFOLIO(2)      PORTFOLIO(1)
                                                 --------------------   ---------------   ------------------   ------------
                                                       CLASS 1              CLASS 1            CLASS 1           CLASS 1
                                                 --------------------   ---------------   ------------------   ------------
Management Fees                                         0.71%                0.75%              0.85%             1.20%
Distribution and/or Service (12b-1) Fees                0.00%                0.00%              0.00%             0.02%
Other Expenses                                          0.06%                0.32%              0.19%             0.28%
Total Annual Portfolio Operating Expenses               0.77%                1.07%              1.04%             1.50%

                                                 INTERNATIONAL GROWTH                       INTERNATIONAL       EMERGING
                                                      AND INCOME        GLOBAL EQUITIES      DIVERSIFIED         MARKETS
                                                      PORTFOLIO            PORTFOLIO      EQUITIES PORTFOLIO    PORTFOLIO
                                                 --------------------   ---------------   ------------------   -----------
                                                       CLASS 1              CLASS 1            CLASS 1           CLASS 1
                                                 --------------------   ---------------   ------------------   -----------
Management Fees                                         0.96%                0.76%              1.00%             1.25%
Distribution and/or Service (12b-1) Fees                0.00%                0.00%              0.00%             0.00%
Other Expenses                                          0.26%                0.17%              0.22%             0.28%
Total Annual Portfolio Operating Expenses               1.22%                0.93%              1.22%             1.53%

---------------

(1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's distribution fees have been reduced. "Distribution and/or Service (12b-1) Fees" does not take into account this expense reduction and are therefore higher than the actual "Distribution and/or Service (12b-1) Fees" of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" for Class 1 would have been as follows:

                                                -------
MFS Total Return Portfolio                       0.71%
Telecom Utility Portfolio                        0.88%
Growth-Income Portfolio                          0.58%
Federated American Leaders Portfolio             0.75%
MFS Massachusetts Investors Trust
  Portfolio                                      0.76%
Putnam Growth: Voyager Portfolio                 0.85%
MFS Mid-Cap Growth Portfolio                     0.82%
Technology Portfolio                             1.48%

(2) The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the following Portfolio classes do not exceed the amounts set forth below:

                                                CLASS 1
                                                -------
Goldman Sachs Research Portfolio                 1.35%
Blue Chip Growth Portfolio                       0.85%
Growth Opportunities Portfolio                   1.00%
Marsico Growth Portfolio                         1.00%

    These waivers and reimbursements will continue indefinitely, but may be terminated at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the gross expenses shown in the fee tables, your costs would be:

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Cash Management Portfolio.................................   $ 53     $167      $291      $  653
Corporate Bond Portfolio..................................     66      208       362         810
Global Bond Portfolio.....................................     82      255       444         990
High-Yield Bond Portfolio.................................     77      240       417         930
Worldwide High Income Portfolio...........................    117      365       633       1,398
SunAmerica Balanced Portfolio.............................     69      218       379         847
MFS Total Return Portfolio*...............................     74      230       401         894
Asset Allocation Portfolio................................     67      211       368         822
Telecom Utility Portfolio*................................     97      303       526       1,166
Growth-Income Portfolio*..................................     60      189       329         738
Federated American Leaders Portfolio*.....................     78      243       422         942
Davis Venture Value Portfolio.............................     77      240       417         930
"Dogs" of Wall Street Portfolio...........................     70      221       384         859
Alliance Growth Portfolio.................................     66      208       362         810
Goldman Sachs Research Portfolio*.........................    147      456       787       1,724
MFS Massachusetts Investors Trust Portfolio*..............     80      249       433         966
Putnam Growth: Voyager Portfolio*.........................     88      274       477       1,061
Blue Chip Growth Portfolio*...............................     96      300       520       1,155
Real Estate Portfolio.....................................     91      284       493       1,096
MFS Mid-Cap Growth Portfolio*.............................     86      268       466       1,037
Aggressive Growth Portfolio...............................     79      246       428         954
Growth Opportunities Portfolio*...........................    109      340       590       1,306
Marsico Growth Portfolio*.................................    106      331       574       1,271
Technology Portfolio*.....................................    153      474       818       1,791
International Growth and Income Portfolio.................    124      387       670       1,477
Global Equities Portfolio.................................     95      296       515       1,143
International Diversified Equities Portfolio..............    124      387       670       1,477
Emerging Markets Portfolio................................    156      483       834       1,824

* The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from directed brokerage arrangements. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time. The following are your costs after these fee waivers and/or expense reimbursements and expense reductions.

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEAR
                                                            ------   -------   -------   --------
MFS Total Return Portfolio................................   $ 73     $227      $395      $  883
Telecom Utility Portfolio.................................     90      281       488       1,084
Growth-Income Portfolio...................................     59      186       324         726
Federated American Leaders Portfolio......................     77      240       417         930
Goldman Sachs Research Portfolio..........................    137      428       739       1,624
MFS Massachusetts Investors Trust Portfolio...............     78      243       422         942
Putnam Growth: Voyager Portfolio..........................     87      271       471       1,049
Blue Chip Growth Portfolio................................     87      271       471       1,049
MFS Mid-Cap Growth Portfolio..............................     84      262       455       1,014
Growth Opportunities Portfolio............................    102      318       552       1,225
Marsico Growth Portfolio..................................    102      318       552       1,225
Technology Portfolio......................................    151      468       808       1,768

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Class 1 shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("SAAMCo"), the Trust's investment adviser and manager. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. Class 1 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class 2 and 3 shares are offered through a separate prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

DISTRIBUTION (12b-1) PLAN

Class 1 shares of each Portfolio (other than the Cash Management Portfolio) are subject to distribution fees pursuant to a Rule 12b-1 plan. Each Portfolio may participate in directed brokerage programs whereby a portion of the brokerage commissions generated by a Portfolio will be used to make payments to AIG SunAmerica Capital Services, Inc. (the "Distributor"). The Distributor will use the money to pay for expenses designed to promote the sale of Class 1 shares of each Portfolio. Such payments to the Distributor will not exceed an annual rate of 0.75% of the average daily net assets of Class 1 shares of each Portfolio. Because these distribution fees are paid for out of directed brokerage, these fees will not increase the cost of your investment or affect your return.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. Securities for which quotations are not readily available or if a development/event occurs that may significantly impact the value of the securities then these securities are fair valued as determined pursuant to procedures adopted in good faith under the direction of the Trust's Trustees.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 1 shares are subject to distribution fees pursuant to a 12b-1 plan.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENT. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

    ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET AND GOLDMAN SACHS
                              RESEARCH PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGY FOR THE "DOGS" OF WALL STREET PORTFOLIO

The "DOGS" OF WALL STREET PORTFOLIO employs a passively managed "buy and hold" strategy that annually selects the following 30 stocks: (1) the 10 highest yielding common stocks in the Dow Jones Industrial Average and (2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The stocks in the Portfolio will not change over the course of the year, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. The annual selection of the thirty stocks that meet these criteria takes place no later than January 15th, on the basis of information as of the preceding December 31st. Immediately after the Portfolio buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the Portfolio will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, the Adviser invests the additional funds in the selected stocks based on each stock's respective percentage of the Portfolio's assets. Due to purchases and redemptions of Portfolio shares during the year and changes in the market value of the stocks held by the Portfolio, it is likely that the weightings of the stocks in the Portfolio will fluctuate throughout the course of the year. This may result in the Portfolio investing more than 25% of its assets in the securities of issuers in the same industry, to the extent such investments are selected according to the Portfolio's stock selection criteria.

INVESTMENT STRATEGY FOR THE GOLDMAN SACHS RESEARCH PORTFOLIO

The Goldman Sachs Research Portfolio will invest at least 80% of its net assets in equity investments selected for their potential to achieve capital appreciation over the long term. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 40-50 companies that are considered by its Subadviser to be positioned for long-term growth or are positioned as value opportunities which, in the Subadviser's view, have identifiable competitive advantages and whose intrinsic value is not reflected in the stock price.

The Portfolio may invest in securities of any capitalization. Although the Portfolio will invest primarily in publicly traded U.S. securities (including securities of foreign issuers that are traded in the United States), it may invest up to 20% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

A committee of portfolio managers representing the Subadviser's Value and Growth investment teams will meet regularly to discuss stock selection and portfolio construction for the Portfolio. The Subadviser will rely on research generated by the portfolio managers/analysts that comprise the Subadviser's Value and Growth Investment teams. Under normal circumstances, the Portfolio expects its portfolio to be approximately balanced between value and growth opportunities. The Portfolio will be rebalanced annually or more frequently as opportunities arise.

The Portfolio may invest in the aggregate up to 20% of its net assets in fixed income securities, such as government, corporate and bank debt obligations.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.


-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------
                              CASH                                                     HIGH-YIELD        WORLDWIDE HIGH
                           MANAGEMENT        CORPORATE BOND       GLOBAL BOND             BOND               INCOME
-----------------------------------------------------------------------------------------------------------------------------
  What are the         - Fixed income      - Fixed income      - Fixed income      - Fixed income      - Foreign
  Portfolio's            securities:         securities:         securities:         securities:         securities:
  principal              - U.S. treasury     - corporate         - U.S. and non-     - junk bonds        - emerging
  investments?             bills               bonds               U.S.              - convertible         market
                         - agency            - investment          government          bonds               government
                           discount notes      grade fixed         securities        - preferred           securities
                         - commercial          income            - investment          stocks            - emerging
                           paper               securities          grade             - zero coupon         market
                         - corporate debt    - junk bonds          corporate           and deferred        corporate debt
                           instruments       - U.S.                bonds               interest bonds      instruments
                       - Short-term            government        - mortgage and                          - Eurobonds
                         investments           securities          asset-backed                          - Brady bonds
                         - repurchase                              securities                          - Junk bonds
                           agreements                          - Short-term
                         - bank                                  investments
                           obligations                         - Currency
                                                                 transactions
                                                               - Foreign
                                                                 securities
-----------------------------------------------------------------------------------------------------------------------------
  What other types of  N/A                 - Fixed income      - Options and       - Equity            - Currency
  investments or                             securities:         futures             securities:         transactions
  strategies may the                         - preferred       - Forward             - convertible     - Illiquid
  Portfolio use to a                           stocks            commitments           securities        securities (up
  significant extent?                        - zero coupon,    - Mortgage and        - warrants          to 15%)
                                               deferred          currency swaps    - Fixed income      - Borrowing for
                                               interest and    - Credit,             securities:         temporary or
                                               PIK bonds         interest- rate      - U.S.              emergency
                                               (up to 35%)       and total return      government        purposes
                                           - Foreign             swaps                 securities        (up to 33 1/3%)
                                             securities        - Hybrid              - investment
                                           - When-issued and     instruments           grade bonds
                                             delayed delivery  - Deferred          - Foreign
                                             transactions        interest bonds      securities
                                           - Illiquid          - Inverse floaters  - PIK bonds
                                             securities (up    - Illiquid          - Short-term
                                             to 15%)             securities (up      investments
                                           - Pass-through        to 15%)
                                             securities        - Pass-through
                                           - Convertible         securities
                                             securities        - Borrowing for
                                                                 temporary or
                                                                 emergency
                                                                 purposes
                                                                 (up to 33 1/3%)
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------
                              CASH                                                     HIGH-YIELD        WORLDWIDE HIGH
                           MANAGEMENT        CORPORATE BOND       GLOBAL BOND             BOND               INCOME
-----------------------------------------------------------------------------------------------------------------------------
  What other types of  - Short-term        - Short-term        - Mortgage dollar   - Borrowing for     - Hybrid
  investments may the    investments         investments         rolls               temporary or        instruments
  Portfolio use as       - municipal       - Defensive         - Zero coupon,        emergency         - Options and
  part of efficient        obligations       investments         deferred            purposes            Futures
  portfolio                                - Options and         interest and PIK    (up to 33 1/3%)   - Forward
  management or to                           futures             bonds             - Illiquid            commitments
  enhance return?                            (up to 10%)       - Firm commitments    securities
                                           - Borrowing for       and when-issued     (up to 15%)
                                             temporary or        or delayed --     - Loan
                                             emergency           delivery            participations
                                             purposes            transactions        and assignments
                                             (up to 33 1/3%)   - Forward           - Short sales
                                           - Securities          commitments       - Rights
                                             lending           - Loan
                                             (up to 33 1/3%)     participations
                                                                 and assignments
                                                               - Securities
                                                                 lending (up to
                                                                 33 1/3%)
                                                               - Interest rate
                                                                 swaps, caps and
                                                                 collars
-----------------------------------------------------------------------------------------------------------------------------
  What additional      - Interest rate     - Credit quality    - Interest rate     - Credit quality    - Foreign exposure
  risks normally         fluctuations      - Interest rate       fluctuations      - Interest rate     - Emerging markets
  affect the           - Securities          fluctuations      - Credit quality      fluctuations      - Credit quality
  Portfolio?             selection         - Market            - Currency          - Securities        - Interest rate
                                             volatility          volatility          selection           fluctuations
                                           - Small and medium  - Derivatives       - Market            - Illiquidity
                                             sized companies   - Market              volatility        - Securities
                                           - Securities          volatility        - Short sales         selection
                                             selection         - Non-diversified     risks             - Market
                                                                 status                                  volatility
                                                               - Foreign exposure                      - Currency
                                                               - Hedging                                 volatility
                                                               - Securities                            - Derivatives
                                                                 selection                             - Non-diversified
                                                                                                         status
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                  BALANCED OR ASSET ALLOCATION PORTFOLIOS
------------------------------------------------------------------------------------------------------------
                                    SUNAMERICA
                                     BALANCED               MFS TOTAL RETURN           ASSET ALLOCATION
------------------------------------------------------------------------------------------------------------
  What are the Portfolio's   - Equity securities:       - Equity securities (at    - Equity securities:
  principal investments?       - common stocks            least 40%, but not more    - common stocks
                             - Fixed income               than 75%):                 - convertible
                               securities:                - common stocks              securities
                               - U.S. government          - convertible              - warrants
                                 securities                 securities               - rights
                               - corporate debt           - rights                 - Fixed income
                                 instruments            - Fixed income securities    securities:
                                                          (at least 25%):            - U.S. government
                                                          - U.S. government            securities
                                                            securities               - investment grade
                                                          - pass-through               corporate bonds
                                                            securities               - preferred stocks
                                                          - corporate debt           - junk bonds (up to 25%
                                                            instruments                of fixed income
                                                          - preferred stocks           investments)
                                                                                     - senior securities
                                                                                     - pass-through
                                                                                       securities
                                                                                   - REITs
                                                                                   - Registered investment
                                                                                     companies
                                                                                   - Foreign securities
                                                                                   - Hybrid instruments
                                                                                   - Illiquid securities (up
                                                                                     to 15%)
------------------------------------------------------------------------------------------------------------
  What other types of        - Equity securities:       - Foreign securities (up   - Equity securities:
  investments or strategies    - small-cap stocks (up     to 20%):                   - small-cap stocks
  may the Portfolio use to       to 20%)                  - Brady bonds              - convertible
  a significant extent?      - Short-term investments     - depositary receipts        securities
                             - Defensive investments      - fixed income           - Foreign securities:
                             - Foreign securities           securities (U.S.         - ADRs, GDRs and EDRs
                             - Illiquid securities (up      dollar denominated)      - emerging markets
                               to 15%)                  - Junk bonds (up to 20%)   - Equity swaps
                                                        - Securities lending (up   - Hybrid instruments
                                                          to 33 1/3%)              - Currency transactions
                                                        - Emerging markets         - Futures
                                                                                   - Forward commitments
                                                                                   - Mortgage dollar rolls
                                                                                   - Deferred interest bonds
------------------------------------------------------------------------------------------------------------
  What other types of        - Options and futures      - Municipal bonds          - Options and futures
  investments may the        - Currency transactions    - Warrants                 - Short-term investments
  Portfolio use as part of   - Borrowing for temporary  - Zero-coupon, deferred    - Firm commitment
  efficient portfolio          or emergency purposes      interest and PIK bonds     agreements
  management or to enhance     (up to 33 1/3%)            when-issued and          - When-issued and
  return?                    - Securities lending (up     delayed-delivery           delayed-delivery
                               to 33 1/3%)                transactions               transactions
                                                        - Hybrid instruments       - Zero coupon bonds
                                                        - Inverse floaters         - Interest rate swaps,
                                                        - Options and futures        caps, floors and
                                                        - Currency transactions      collars
                                                        - Forward commitments      - Securities lending (up
                                                        - Registered investment      to 33 1/3%)
                                                          companies                - Loan participations and
                                                        - Short-term investments     assignments
                                                        - Loan participations      - Defensive investments
                                                        - Equity swaps             - Borrowing for temporary
                                                                                     or emergency purposes
                                                                                     (up to 33 1/3%)
------------------------------------------------------------------------------------------------------------
  What additional risks      - Market volatility        - Securities selection     - Market volatility
  normally affect the        - Interest rate            - Market volatility        - Securities selection
  Portfolio?                   fluctuations             - Foreign exposure         - Interest rate
                             - Credit quality           - Interest rate              fluctuations
                             - Currency volatility        fluctuations             - Credit quality
                             - Foreign exposure         - Credit quality           - Currency volatility
                             - Derivatives              - Active trading           - Foreign exposure
                             - Hedging                  - Prepayment               - Derivatives
                             - Securities selection                                - Hedging
                                                                                   - Growth stocks
------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                  EQUITY PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------
                          TELECOM UTILITY         GROWTH-INCOME            FEDERATED            DAVIS VENTURE
                                                                       AMERICAN LEADERS             VALUE
---------------------------------------------------------------------------------------------------------------------
  What are the         - Equity securities:   - Equity securities:   - Equity securities:   - Equity securities:
  Portfolio's            - mid-cap stocks       - large-cap stocks     - large-cap stocks     - large-cap stocks
  principal              - large-cap stocks     - mid-cap stocks
  investments?           - small-cap stocks
                         - convertible
                           securities
                       - REITs
---------------------------------------------------------------------------------------------------------------------
  What other types of  - Fixed income         - Foreign securities   - Equity securities:   - Mid-cap stocks
  investments or         securities:            (up to 25%)            - mid-cap stocks     - Foreign securities
  strategies may the     - corporate bonds                           - Foreign securities:
  Portfolio use to a     - investment grade                            - ADRs
  significant extent?      fixed income
                           securities
                         - preferred stocks
---------------------------------------------------------------------------------------------------------------------
  What other types of  - Short-term           - Short-term           - Short-term           - Short-term
  investments may the    investments            investments            investments            investments
  Portfolio use as     - Defensive            - Defensive            - Defensive            - Defensive
  part of efficient      investments            investments            investments            investments
  portfolio            - Options and futures  - Borrowing for        - Options and futures  - U.S. government
  management or to     - Borrowing for          temporary or         - Borrowing for          securities
  enhance return?        temporary or           emergency purposes     temporary or
                         emergency purposes     (up to 33 1/3%)        emergency purposes
                         (up to 33 1/3%)      - Options and futures    (up to 33 1/3%)
                       - Securities lending                          - Securities lending
                         (up to 33 1/3%)                               (up to 33 1/3%)
                       - ETFs
---------------------------------------------------------------------------------------------------------------------
  What additional      - Market volatility    - Market volatility    - Market volatility    - Market volatility
  risks normally       - Utility industry     - Securities           - Securities           - Securities
  affect the           - Active trading         selection              selection              selection
  Portfolio?           - Securities           - Active trading
                         selection            - Growth stocks
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                  EQUITY PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------
                          "DOGS" OF WALL         ALLIANCE GROWTH         GOLDMAN SACHS        MFS MASSACHUSETTS
                              STREET                                       RESEARCH            INVESTORS TRUST
---------------------------------------------------------------------------------------------------------------------
  What are the         - Equity securities:   - Equity securities:   - Equity securities:   - Equity securities
  Portfolio's            - large-cap stocks     - large-cap stocks     - common stocks        (at least 65%):
  principal                                                            - warrants             - common stocks
  investments?                                                         - rights               - convertible
                                                                       - convertible            securities
                                                                         securities         - Fixed income
                                                                     - Equity swaps           securities:
                                                                       (up to 15%)            - preferred stocks
                                                                     - Preferred stocks     - Foreign securities:
                                                                     - Emerging market        - depositary
                                                                       securities               receipts
---------------------------------------------------------------------------------------------------------------------
  What other types of  N/A                    - Foreign securities   - Small-cap stocks     - Foreign securities
  investments may the                           (up to 25%)          - Currency               (up to 20%)
  Portfolio or                                                         transactions         - Securities lending
  strategies use to a                                                - Futures                (up to 33 1/3%)
  significant extent?                                                - Foreign securities
                                                                       (up to 20%)
                                                                     - Hybrid instruments
                                                                       (up to 15%);
                                                                       - structured
                                                                         securities
                                                                       - SPDRs (up to 10%)
                                                                     - Registered
                                                                       investment
                                                                       companies (up to
                                                                       10% and including
                                                                       ETFs)
                                                                     - REITs
                                                                     - U.S. government
                                                                       securities
                                                                     - Corporate debt
                                                                       instruments
                                                                     - Short-term
                                                                       investments
                                                                     - Junk bonds (up to
                                                                       10%)
---------------------------------------------------------------------------------------------------------------------
  What other types of  - Short-term           - Short-term           - Options              - Warrants
  investments may the    investments            investments          - Currency             - Zero-coupon,
  Portfolio use as     - Defensive            - Defensive              transactions           deferred interest
  part of efficient      investments            investments          - Forward commitments    and PIK bonds
  portfolio            - Borrowing for        - Borrowing for        - When-issued and      - Short sales
  management or to       temporary or           temporary or           delayed delivery     - When-issued and
  enhance return?        emergency purposes     emergency purposes   - Borrowing for          delayed-delivery
                         (up to 33 1/3%)        (up to 33 1/3%)        temporary or           transactions
                       - Options and futures  - Options and futures    emergency purposes   - Futures
                                                                       (up to 33 1/3%)      - Currency
                                                                     - Short sales            transactions
                                                                       (up to 25% and only  - Forward commitments
                                                                       "against the box")   - Registered
                                                                     - Securities lending     investment
                                                                       (up to 33 1/3%)        companies
                                                                     - Repurchase           - Short-term
                                                                       agreements             investments
                                                                     - Custodial receipts   - Rights
                                                                       and trust            - Emerging markets
                                                                       certificates
---------------------------------------------------------------------------------------------------------------------
  What additional      - Market volatility    - Market volatility    - Market volatility    - Market volatility
  risks normally       - Securities           - Securities           - Securities           - Securities
  affect the             selection              selection              selection              selection
  Portfolio?           - Non-diversified      - Active trading       - Credit quality       - Medium sized
                         status               - Growth stocks        - Derivatives            companies
                       - Illiquidity                                 - Illiquidity          - Growth stocks
                       - Passively managed                           - Interest rate
                         strategy                                      fluctuation
                                                                     - Small companies
                                                                     - Real estate
                                                                       industry
                                                                     - Foreign exposure
                                                                     - Unseasoned
                                                                       companies
                                                                     - Growth stocks
                                                                     - Short sale risks
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                  EQUITY PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------
                          PUTNAM GROWTH:        BLUE CHIP GROWTH          REAL ESTATE            MFS MID-CAP
                              VOYAGER                                                              GROWTH
---------------------------------------------------------------------------------------------------------------------
  What are the         - Equity securities    - Equity securities:   - Equity securities:   - Equity securities:
  Portfolio's                                   - large-cap stocks     - mid-cap stocks       - common stocks
  principal                                     - mid-cap stocks       - small-cap stocks     - mid-cap stocks
  investments?                                                       - Fixed income           - convertible
                                                                       securities:              securities
                                                                       - preferred stocks   - Fixed income
                                                                     - REITs                  securities:
                                                                                              - preferred stocks
                                                                                            - Foreign securities:
                                                                                              - depositary
                                                                                                receipts
---------------------------------------------------------------------------------------------------------------------
  What other types of  N/A                    - Small-cap stocks     - Convertible stocks   - Foreign securities
  investments or                              - Foreign securities   - Foreign securities     (up to 20%)
  strategies may the                                                 - Junk bonds           - Junk bonds
  Portfolio use to a                                                   (up to 5%)             (up to 10%)
  significant extent?                                                - Corporate bonds
---------------------------------------------------------------------------------------------------------------------
  What other types of  - Short-term           - Short-term           - Short-term           - Warrants
  investments may the    investments            investments            investments          - Rights
  Portfolio use as     - Currency               (up to 10%)          - Defensive            - Corporate debt
  part of efficient      transactions         - Defensive              investments            instruments
  portfolio            - Defensive              instruments          - U.S. government      - U.S. government
  management or to       investments          - Options and futures    securities             securities
  enhance return?      - Borrowing for        - Borrowing for                               - Zero-coupon,
                         temporary or           temporary or                                  deferred interest
                         emergency purposes     emergency purposes                            and PIK bonds
                       - Options and futures    (up to 33 1/3%)                             - Short sales
                       - Warrants             - Securities lending                          - When-issued and
                       - Hybrid instruments     (up to 33 1/3%)                               delayed-delivery
                                                                                              transactions
                                                                                            - Options and futures
                                                                                            - Currency
                                                                                              transactions
                                                                                            - Forward commitments
                                                                                            - Registered
                                                                                              investment
                                                                                              companies
                                                                                            - Short-term
                                                                                              investments
                                                                                            - Securities lending
                                                                                              (up to 33 1/3%)
---------------------------------------------------------------------------------------------------------------------
  What additional      - Market volatility    - Market volatility    - Market volatility    - Market volatility
  risks normally       - Securities           - Securities           - Securities           - Securities
  affect the             selection              selection              selection              selection
  Portfolio?           - Growth stocks        - Active trading       - Real estate          - Medium sized
                       - IPO investing        - Interest rate          industry               companies
                       - Derivatives            fluctuation          - Small and medium     - Foreign exposure
                       - Hedging              - Growth stocks          sized companies      - Emerging markets
                                              - Derivatives                                 - Growth stocks
                                              - Hedging                                     - Non-diversified
                                                                                              status
                                                                                            - Active trading
                                                                                            - Derivatives
                                                                                            - Hedging
                                                                                            - Credit quality
---------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                    EQUITY PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------
                          AGGRESSIVE GROWTH      GROWTH OPPORTUNITIES       MARSICO GROWTH            TECHNOLOGY
-------------------------------------------------------------------------------------------------------------------------
  What are the          - Equity securities:    - Equity securities:    - Equity securities:    - Equity securities:
  Portfolio's             - small-cap stocks      - mid-cap stocks        - large-cap stocks      - large-cap stocks
  principal               - mid-cap stocks                                                        - mid-cap stocks
  investments?            - convertible                                                           - small-cap stocks
                            securities
                          - warrants
                        - Defensive
                          investments
                        - Options and futures
-------------------------------------------------------------------------------------------------------------------------
  What other types of   - Large-cap stocks      - Small-cap stocks      - Foreign securities    - Foreign securities
  investments or                                - Large-cap stocks        (up to 25%)
  strategies may the                                                    - Fixed income
  Portfolio use to a                                                      securities:
  significant extent?                                                     - U.S. government
                                                                            securities
                                                                          - preferred stocks
                                                                          - junk bonds
                                                                            (up to 10%)
                                                                          - investment grade
                                                                            fixed income
                                                                            securities
                                                                          - zero-coupon,
                                                                            deferred interest
                                                                            and PIK bonds
                                                                        - Convertible
                                                                          securities
                                                                        - Warrants
                                                                        - Forward commitment
                                                                          agreements
                                                                        - When-issued and
                                                                          delayed-delivery
                                                                          transactions
-------------------------------------------------------------------------------------------------------------------------
  What other types of   - Borrowing for         - Short-term            - Short-term            - Warrants
  investments may the     temporary or            investments             investments           - Rights
  Portfolio use as        emergency purposes      (up to 10%)           - Defensive             - Illiquid securities
  part of efficient       (up to 33 1/3%)       - Defensive               instruments             (up to 15%)
  portfolio management  - Options and futures     investments           - Options and futures   - Options and futures
  or to enhance         - Illiquid securities   - Options and futures   - Borrowing for
  return?                 (up to 15%)                                     temporary or
                        - Short-term                                      emergency purposes
                          investments                                     (up to 33 1/3%)
                                                                        - Illiquid securities
                                                                          (up to 15%)
                                                                        - Currency
                                                                          transactions
-------------------------------------------------------------------------------------------------------------------------
  What additional       - Market volatility     - Market volatility     - Market volatility     - Market volatility
  risks normally        - Securities selection  - Securities selection  - Securities selection  - Securities selection
  affect the            - IPO investing         - Small and medium      - Non-diversified       - Technology sector
  Portfolio?            - Illiquidity             sized companies         status                - IPO investing
                        - Interest rate         - Derivatives           - Foreign exposure      - Derivatives
                          fluctuations          - Hedging               - Technology sector     - Active trading
                        - Small and medium      - Growth stocks         - Growth stocks         - Growth stocks
                          sized companies       - Technology sector                             - Foreign exposure
                        - Credit quality                                                        - Small and medium
                        - Derivatives                                                             sized companies
                        - Hedging                                                               - Hedging
                        - Emerging markets
                        - Growth stocks
                        - Active trading
                        - Technology sector
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                     INTERNATIONAL PORTFOLIOS
--------------------------------------------------------------------------------------------------
                      INTERNATIONAL                           INTERNATIONAL
                    GROWTH AND INCOME    GLOBAL EQUITIES       DIVERSIFIED       EMERGING MARKETS
                                                                 EQUITIES
--------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity            - Equity
  Portfolio's         securities:         securities:         securities          securities:
  principal           - large-cap         - large-cap       - Foreign             - small-cap
  investments?          stocks              stocks            securities            stocks
                        (foreign)         - mid-cap stocks                        - mid-cap stocks
                    - Foreign           - Foreign                               - Foreign
                      securities          securities                              securities
--------------------------------------------------------------------------------------------------
  What other types  - Equity            N/A                 - Equity            - Hybrid
  of investments      securities:                             securities:         instruments
  or strategies       - mid-cap stocks                        - convertible     - Equity swaps
  may the               (foreign)                               securities
  Portfolio use to  - Foreign                                 - warrants
  a significant       securities:                             - rights
  extent?             - emerging
                        markets
--------------------------------------------------------------------------------------------------
  What other types  - Equity            - Short-term        - Short-term        N/A
  of investments      securities:         investments         investments
  may the             - small-cap       - Currency          - Defensive
  Portfolio use as      stocks            transactions        investments
  part of               (foreign)       - Defensive         - Currency
  efficient           - large-cap         investments         transactions
  portfolio             stocks (U.S.)   - Borrowing for     - Illiquid
  management or to  - Currency            temporary or        securities
  enhance return?     transactions        emergency           (up to 15%)
                    - Short-term          purposes (up to   - Options and
                      investments         33 1/3%)            futures
                    - Hybrid            - Options and       - Forward
                      instruments         futures             commitments
                    - Equity swaps                          - Registered
                                                              investment
                                                              companies
                                                            - Firm commitment
                                                              agreements
                                                            - Securities
                                                              lending
                                                              (up to 33 1/3%)
--------------------------------------------------------------------------------------------------
  What additional   - Currency          - Market            - Market            - Currency
  risks normally      volatility          volatility          volatility          volatility
  affect the        - Foreign exposure  - Securities        - Foreign exposure  - Foreign exposure
  Portfolio?        - Market              selection         - Securities        - Emerging markets
                      volatility        - Active trading      selection         - Growth stocks
                    - IPO investing     - Currency          - Emerging markets  - IPO investing
                    - Securities          volatility        - Growth stocks     - Market
                      selection         - Foreign exposure  - Active trading      volatility
                    - Hedging           - Growth stocks     - Currency          - Securities
                    - Growth stocks     - Derivatives         volatility          selection
                                        - Hedging           - Sector risk
                                                            - Derivatives
                                                            - Hedging
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CREDIT SWAPS involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

CURRENCY SWAPS involve the exchange of the parties' respective rights to make or receive payments in specified currencies.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

CUSTODIAL RECEIPTS AND TRUST CERTIFICATES represent interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which a Portfolio may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes, a Portfolio is not considered to be the owner of the underlying securities held in the custodial or trust account, the Portfolio may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000(R) Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Midcap(R) Index, and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - HIGH INCOME SECURITIES, with respect to the Worldwide High Income Portfolio, are defined as medium and lower-grade income securities, which include securities rated at the time of purchase BBB or lower by Standard & Poor's ("S&P") or rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") and unrated securities determined by the Subadviser to be comparable quality at the time of purchase.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's. INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

HYBRID INSTRUMENTS, such as INDEXED (i.e., Standard and Poor's Depositary Receipts ("SPDRs") and iShares(SM)) STRUCTURED SECURITIES and other EXCHANGE TRADED FUNDS ("ETFS"), can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MORTGAGE SWAPS are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write
(sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. With respect to the Cash Management Portfolio, short-term investments may also include investment in taxable municipal obligations which are debt obligations of a state or local government entity and an outgrowth of the Tax Reform Act of 1986, which restricted the issuance of traditional tax-exempt securities. Taxable municipal bonds are issued as private purpose bonds to finance such prohibited projects as a sports stadium, as municipal revenue bonds where caps apply, or as public purpose bonds where the 10% private use limitation has been exceeded.

TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

IPO INVESTING: A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPOs") exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated in significant amounts over short periods of time.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NON-DIVERSIFIED STATUS: Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

PASSIVELY MANAGED STRATEGY: A Portfolio following a passively managed strategy will not deviate from its investment strategy. In the case of "Dogs" of Wall Street Portfolio, this entails buying and holding thirty stocks selected through objective selection criteria (except to the extent necessary to comply with applicable federal tax laws). In other cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks over the course of a year, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

REAL ESTATE INDUSTRY: Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.

SECTOR RISK: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT SALE RISKS: Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors.

UNSEASONED COMPANIES: Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

UTILITY INDUSTRY: Risks include (i) utility companies' difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices; and
(vii) potential effect of deregulation.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $31 billion as of December 31, 2002. SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Strategic Investment Series, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2003, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                  PORTFOLIO                              FEE
                  ---------                              ---
Cash Management Portfolio....................            0.48%
Corporate Bond Portfolio.....................            0.59%
Global Bond Portfolio........................            0.68%
High-Yield Bond Portfolio....................            0.64%
Worldwide High Income Portfolio..............            1.00%
SunAmerica Balanced Portfolio................            0.61%
MFS Total Return Portfolio...................            0.65%
Asset Allocation Portfolio...................            0.60%
Telecom Utility Portfolio....................            0.75%
Growth-Income Portfolio......................            0.54%
Federated American Leaders Portfolio.........            0.69%
Davis Venture Value Portfolio................            0.71%
"Dogs" of Wall Street Portfolio..............            0.60%
Alliance Growth Portfolio....................            0.61%
Goldman Sachs Research Portfolio.............            1.20%
MFS Massachusetts Investors Trust
  Portfolio..................................            0.70%
Putnam Growth: Voyager Portfolio.............            0.80%
Blue Chip Growth Portfolio...................            0.70%
Real Estate Portfolio........................            0.79%
MFS Mid-Cap Growth Portfolio.................            0.75%

                  PORTFOLIO                              FEE
                  ---------                              ---
Aggressive Growth Portfolio..................            0.71%
Growth Opportunities Portfolio...............            0.75%
Marsico Growth Portfolio.....................            0.85%
Technology Portfolio.........................            1.20%
International Growth and Income Portfolio....            0.96%
Global Equities Portfolio....................            0.76%
International Diversified Equities
  Portfolio..................................            1.00%
Emerging Markets Portfolio...................            1.25%

INFORMATION ABOUT THE SUBADVISERS

ALLIANCE CAPITAL MANAGEMENT L.P. (Alliance) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading global investment management firm. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As of December 31, 2002, Alliance had approximately $386 billion in assets under management.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) is located at One Bank of America Plaza, Charlotte, NC 28255. BACAP is dedicated to providing responsible investment management and superior service and manages money for corporations, endowments and foundations, public funds/municipalities and individuals. As of December 31, 2002, BACAP and its affiliates had over $310 billion in assets under management.

DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISORS (Davis) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by SAAMCo) for the assets of the Portfolios allocated to it. As of December 31, 2002, Davis had approximately $33.6 billion in assets under management.

FEDERATED INVESTMENT COUNSELING (Federated) is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated and its affiliate companies serves as investment adviser to a number of investment companies and private accounts. As of December 31, 2002, Federated had approximately $195 billion in assets under management.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. (GSAM) is located at 32 Old Slip, New York, NY 10005. GSAM registered as an investment adviser in 1990. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (Goldman Sachs) served as the investment adviser for the Goldman Sachs Research and Global Bond Portfolios. On or about April 26, 2003, GSAM assumed Goldman Sachs' investment advisory responsibilities for these Portfolios. GSAM is one of the leading global investment managers, serving a wide range of clients including pension funds, foundations and insurance companies and individual investors. As of December 31, 2002, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had approximately $329.6 billion in assets under management.

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL (GSAM-International), a business unit of the Investment Management Division of Goldman Sachs, is located at Christchurch Court 10-15 Newgate Street, London EC1A 7HD. GSAM-International has been a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, since 1990 and a registered investment adviser since 1991. As of December 31, 2002, GSAM-International, along with other units of the Investment Management Division of Goldman Sachs, had approximately $329.6 billion in assets under management.

MARSICO CAPITAL MANAGEMENT, LLC (Marsico) is located at 1200 Seventeenth Street, Suite 1300, Denver, Colorado 80202. Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for individuals, corporations, charities and retirement plans. As of December 31, 2002, Marsico managed approximately $14.8 billion in assets under management.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. As of December 31, 2002, MFS had approximately $112.5 billion in assets under management.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (MSIM Inc.) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM Inc. is located at 1221 Avenue of the Americas, New York, NY 10020. MSIM Inc. does business in certain circumstances, including its role as a Subadviser to the Trust, using the name "VAN KAMPEN." As of December 31, 2002, MSIM Inc. together with its affiliated asset management companies had approximately $376.3 billion in assets under management with approximately $156.1 billion in institutional assets.

PUTNAM INVESTMENT MANAGEMENT, LLC (Putnam) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of December 31, 2002, Putnam had approximately $250.9 billion in assets under management.

WM ADVISORS, INC. (WMA) is located at 1201 Third Avenue, 22nd Floor, Seattle, WA 98101. WMA is an investment adviser registered with the SEC under the 1940 Act and provides investment advisory services for separately managed accounts in addition to the WM Group of Funds. As of December 31, 2002, WMA had over $13 billion in assets under management.

SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' Class 1 shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team(s) for each Portfolio is set forth below following table.

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Cash Management Portfolio     BACAP                         - Cash Investments Team      N/A
----------------------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio      Federated                     - Joseph M. Balestrino       Mr. Balestrino joined
                                                               Senior Vice President and  Federated in 1986 as a
                                                               Portfolio Manager          Project Manager in the
                                                                                          Product Design
                                                                                          Department and became
                                                                                          an Assistant Vice
                                                                                          President and
                                                                                          Investment Analyst in
                                                                                          1991. He became a Vice
                                                                                          President and
                                                                                          portfolio manager in
                                                                                          1995 and a Senior Vice
                                                                                          President in 1998.
                                                             - Mark E. Durbiano           Mr. Durbiano joined
                                                               Senior Vice President and  Federated in 1982 as
                                                               Portfolio Manager          an Investment Analyst
                                                                                          and became a Vice
                                                                                          President and
                                                                                          portfolio manager in
                                                                                          1988. He has been a
                                                                                          Senior Vice President
                                                                                          since 1996.
                                                             - Christopher J. Smith       Mr. Smith joined
                                                               Vice President and         Federated in 1995 as a
                                                               Portfolio Manager          Portfolio Manager and
                                                                                          Vice President. Prior
                                                                                          to joining Federated,
                                                                                          he was an Assistant
                                                                                          Vice President at
                                                                                          Provident Life &
                                                                                          Accident Insurance
                                                                                          Company from 1987
                                                                                          through 1994.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Global Bond Portfolio         GSAM-International            - Andrew F. Wilson           Mr. Wilson joined
                                                               Managing Director and      GSAM-International in
                                                               Senior Portfolio Manager   December 1995 as an
                                                                                          Executive Director and
                                                                                          portfolio manager.
                                                                                          Prior to his current
                                                                                          position, he spent
                                                                                          three years as an
                                                                                          Assistant Director at
                                                                                          Rothschild Asset
                                                                                          Management, where he
                                                                                          was responsible for
                                                                                          managing global and
                                                                                          international bond
                                                                                          portfolios with
                                                                                          specific focus on the
                                                                                          U.S., Canadian,
                                                                                          Australian and
                                                                                          Japanese economies.
                                                             - James Cielinski            Mr. Cielinski joined
                                                               Executive Director and     GSAM-International in
                                                               Senior Portfolio Manager   1998 as a portfolio
                                                                                          manager. Prior to his
                                                                                          current position, he
                                                                                          spent five years at
                                                                                          Utah Retirement
                                                                                          Systems, where he
                                                                                          managed the fixed
                                                                                          income group.
                                                             - Philip Moffitt             Mr. Moffitt joined
                                                               Executive Director,        GSAM-International in
                                                               Senior Currency Portfolio  1999 as a portfolio
                                                               Manager and Senior         manager. Prior to his
                                                               Portfolio Manager          current position, he
                                                                                          worked for three years
                                                                                          as a proprietary
                                                                                          trader for Tokai Asia
                                                                                          Ltd. in Hong Kong.
                                                                                          Before that, Mr.
                                                                                          Moffitt spent ten
                                                                                          years with Bankers
                                                                                          Trust Asset Management
                                                                                          in Australia, where he
                                                                                          was a Managing
                                                                                          Director responsible
                                                                                          for all active global
                                                                                          fixed income funds as
                                                                                          well as a member of
                                                                                          the Asset Allocation
                                                                                          Committee.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Global Bond Portfolio         GSAM-International            - Iain Lindsay               Mr. Lindsay joined
 (continued)                                                   Executive Director and     GSAM-International in
                                                               Portfolio Manager          2001 as an Executive
                                                                                          Director and portfolio
                                                                                          manager. Prior to
                                                                                          that, he was a
                                                                                          portfolio
                                                                                          manager/product
                                                                                          manager at JP Morgan
                                                                                          Investment Management
                                                                                          from March 2000 to
                                                                                          June 2001. Before
                                                                                          that, he headed the
                                                                                          capital market
                                                                                          strategy team at Bank
                                                                                          of Montreal in London
                                                                                          from November 1997 to
                                                                                          September 1999 and was
                                                                                          a senior fixed-income
                                                                                          strategist with Credit
                                                                                          Lyonnais in Paris from
                                                                                          May 1994 to November
                                                                                          1997.
                                                             - Paul Marson                Mr. Marson joined
                                                               Executive Director and     GSAM-International in
                                                               Senior Portfolio Manager   2000 as a senior
                                                                                          portfolio manager.
                                                                                          Prior to his current
                                                                                          position, he spent
                                                                                          five years at JP
                                                                                          Morgan as a senior
                                                                                          portfolio manager and
                                                                                          member of the Global
                                                                                          Macro Strategy Team.
                                                             - Kevin Zhao                 Mr. Zhao, an Executive
                                                               Executive Director and     Director and Portfolio
                                                               Portfolio Manager          Manager, joined GSAM-
                                                                                          International in
                                                                                          December 1994 as an
                                                                                          associate and
                                                                                          portfolio manager. He
                                                                                          became an Executive
                                                                                          Director in 1996.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 High-Yield Bond Portfolio     SAAMCo                        - Jeffrey J. Gary            Mr. Gary joined SAAMCo
                                                               Portfolio Manager          in 2001 as a portfolio
                                                                                          manager. In addition
                                                                                          to his position with
                                                                                          SAAMCo, Mr. Gary is
                                                                                          currently Managing
                                                                                          Director of AIG Global
                                                                                          Investment Corp. Prior
                                                                                          to joining SAAMCo, he
                                                                                          was a Senior Vice
                                                                                          President and Public
                                                                                          High Yield Portfolio
                                                                                          Manager with American
                                                                                          General Investment
                                                                                          Management, LP from
                                                                                          April 1998 to October
                                                                                          2001. From 1996 to
                                                                                          1998, he was Managing
                                                                                          Director and Portfolio
                                                                                          Manager for Koch
                                                                                          Capital Service, Inc.
----------------------------------------------------------------------------------------------------------------
 Worldwide High Income         Van Kampen                    High Yield Team and          Mr. Loery is an
 Portfolio                                                   Emerging Markets Debt Team   Executive Director and
                                                                                          Portfolio Manager of
                                                             Current members of the High  MSIM Inc. Mr. Loery
                                                             Yield Team include:          joined Morgan Stanley
                                                             - Gordon W. Loery            & Co. Incorporated
                                                               Executive Director and     (Morgan Stanley), a
                                                               Portfolio Manager          MSIM Inc. affiliate in
                                                                                          1990 as a fixed income
                                                                                          analyst and has been a
                                                                                          Portfolio Manager with
                                                                                          MSIM Inc.'s affiliate
                                                                                          Miller Anderson &
                                                                                          Sherrerd, LLP (MAS)
                                                                                          since 1996.
                                                             - Chad Liu                   Mr. Liu joined MSIM
                                                               Vice President and         Inc. in 1999 as a
                                                               Portfolio Manager          Financial Analyst.
                                                                                          Prior to that, he
                                                                                          received his M.B.A.
                                                                                          (Finance) from the
                                                                                          Wharton School,
                                                                                          University of
                                                                                          Pennsylvania. Mr. Liu
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Worldwide High Income         Van Kampen                    - Joshua M. Givelber         Mr. Givelber joined
 Portfolio (continued)                                         Vice President and         MSIM Inc. in 2001 as a
                                                               Portfolio Manager          Vice President and
                                                                                          Financial Analyst.
                                                                                          Prior to that, he was
                                                                                          an Assistant Vice
                                                                                          President with Van
                                                                                          Kampen Investment
                                                                                          Advisory Corp. and an
                                                                                          Associate with
                                                                                          Davidson Kempner
                                                                                          Partners. Mr. Givelber
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
                                                             Current members of the
                                                             Emerging Markets Debt Team
                                                             include:
                                                             - Abigail McKenna            Ms. McKenna is a
                                                               Managing Director and      Managing Director of
                                                               Portfolio Manager          MSIM Inc. and
                                                                                          Portfolio Manager of
                                                                                          the emerging markets
                                                                                          debt portfolio. From
                                                                                          1995 to 1996, Ms.
                                                                                          McKenna was a Senior
                                                                                          Portfolio Manager at
                                                                                          MetLife Investment
                                                                                          Management Corp.
                                                                                          (MIMCO) Ms. McKenna
                                                                                          joined the firm in
                                                                                          1996.
                                                             - Eric Baurmeister           Mr. Baurmeister joined
                                                               Executive Director         MSIM Inc. in 1997 and
                                                                                          is a portfolio manager
                                                                                          of the emerging
                                                                                          markets debt
                                                                                          portfolio. Prior to
                                                                                          joining MSIM Inc., he
                                                                                          was a portfolio
                                                                                          manager at MIMCO from
                                                                                          1992 to 1996. He holds
                                                                                          the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
                                                             - Federico Kaune             Mr. Kaune joined MSIM
                                                               Vice President and         Inc. in 2002 as a Vice
                                                               Portfolio Manager          President. Prior to
                                                                                          that, he was a Senior
                                                                                          Economist and Senior
                                                                                          Vice President with
                                                                                          Goldman Sachs &
                                                                                          Company.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 SunAmerica Balanced           SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
 Portfolio                                                     Senior Vice President and  portfolio manager with
                                                               Portfolio Manager          SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio    MFS                           - David M. Calabro           Mr. Calabro joined MFS
                                                               Senior Vice President and  in 1992 as a Vice
                                                               Portfolio Manager          President and equity
                                                                                          analyst. He became a
                                                                                          portfolio manager in
                                                                                          1993 and was promoted
                                                                                          to Senior Vice
                                                                                          President in 1998.
                                                             - Steven R. Gorham           Mr. Gorham, the
                                                               Senior Vice President and  manager of the
                                                               Portfolio Manager          Portfolio's equity
                                                                                          portion, joined MFS in
                                                                                          1992, and has been a
                                                                                          portfolio manager
                                                                                          since 2002.
                                                             - Michael W. Roberge         Mr. Roberge, the
                                                               Senior Vice President and  manager of the
                                                               Portfolio Manager          Portfolio's fixed
                                                                                          income portion, joined
                                                                                          MFS in 1996, and has
                                                                                          been a portfolio
                                                                                          manager since 2002.
                                                             - Constantinos G. Mokas      Mr. Mokas, manager of
                                                               Senior Vice President and  the Portfolio's equity
                                                               Portfolio Manager          portion, joined MFS in
                                                                                          1990 as a research
                                                                                          analyst. He was
                                                                                          promoted to Assistant
                                                                                          Vice President in
                                                                                          1994, Vice President
                                                                                          in 1996 and portfolio
                                                                                          manager in 1998.
                                                             - Lisa B. Nurme              Ms. Nurme, a manager
                                                               Senior Vice President and  of the Portfolio's
                                                               Portfolio Manager          equity portion, became
                                                                                          a portfolio manager in
                                                                                          1995 and was promoted
                                                                                          to Senior Vice
                                                                                          President in 1998.
----------------------------------------------------------------------------------------------------------------
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                                        68

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio    MFS                           - Kenneth J. Enright         Mr. Enright, a manager
 (continued)                                                   Senior Vice President and  of the Portfolio's
                                                               Portfolio Manager          equity portion, joined
                                                                                          MFS in 1986 as a
                                                                                          research analyst. He
                                                                                          became an Assistant
                                                                                          Vice President in
                                                                                          1987, Vice President
                                                                                          in 1988, portfolio
                                                                                          manager in 1993 and
                                                                                          Senior Vice President
                                                                                          in 1999.
----------------------------------------------------------------------------------------------------------------
 Asset Allocation Portfolio    WMA                           - Randall L. Yoakum          Mr. Yoakum re-joined
                                                               Chief Investment Officer   WMA in 1999 as a
                                                               and Senior Portfolio       Senior Portfolio
                                                               Manager                    Manager and Chairman
                                                                                          of the Investment
                                                                                          Policy, Asset
                                                                                          Allocation and Equity
                                                                                          Investment Teams. From
                                                                                          1997-1999, Mr. Yoakum
                                                                                          was the Chief
                                                                                          Investment Officer at
                                                                                          D.A. Davidson, and
                                                                                          from 1994-1997, he
                                                                                          served as Senior Vice
                                                                                          President and Chief
                                                                                          Equity Officer at
                                                                                          Boatmen's Trust
                                                                                          Company. Mr. Yoakum
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
                                                             - Gary J. Pokrzywinski       Mr. Pokrzywinski
                                                               Senior Portfolio Manager   joined WMA in 1992. He
                                                                                          has been a Senior
                                                                                          Portfolio Manager
                                                                                          since 1994, and Head
                                                                                          of the Fixed Income
                                                                                          Investment Team since
                                                                                          1999. He holds the
                                                                                          Chartered Financial
                                                                                          Analyst designation.
                                                             - Michael D. Meighan         Mr. Meighan joined WMA
                                                               Portfolio Manager          in 1999 as a Senior
                                                                                          Asset Allocation
                                                                                          Analyst. From
                                                                                          1993-1999 he was a
                                                                                          Manager of Managed
                                                                                          Assets at D.A.
                                                                                          Davidson. He holds the
                                                                                          Chartered Financial
                                                                                          Analyst Candidate
                                                                                          designation.
----------------------------------------------------------------------------------------------------------------
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                                        69

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Asset Allocation Portfolio    WMA                           - Charles D. Averill         Mr. Averill joined WMA
 (continued)                                                   Senior Quantitative        in 1990. He was an
                                                               Analyst                    Equity Analyst from
                                                                                          1996-1999, and has
                                                                                          been a Senior
                                                                                          Quantitative Analyst
                                                                                          since 1999. He holds
                                                                                          the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
----------------------------------------------------------------------------------------------------------------
 Telecom Utility Portfolio     Federated                     - John L. Nichol             Mr. Nichol joined
                                                               Vice President and         Federated in September
                                                               Portfolio Manager          2000 as an Assistant
                                                                                          Vice President/Senior
                                                                                          Investment Analyst.
                                                                                          Prior to joining
                                                                                          Federated, Mr. Nichol
                                                                                          was a portfolio
                                                                                          manager for the Public
                                                                                          Employees Retirement
                                                                                          System of Ohio from
                                                                                          1992 through August
                                                                                          2000.
----------------------------------------------------------------------------------------------------------------
 Growth-Income Portfolio       Alliance                      - Michael R. Baldwin         Mr. Baldwin joined the
                                                               Portfolio Manager and      company in 1989 as a
                                                               Senior Vice President      research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1991 and
                                                                                          was promoted to Senior
                                                                                          Vice President and
                                                                                          Associate Director of
                                                                                          Research in 1996.
----------------------------------------------------------------------------------------------------------------
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                                        70

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Federated American Leaders    Federated                     - Kevin R. McCloskey         Mr. McCloskey, who
 Portfolio                                                     Vice President and         joined Federated in
                                                               Portfolio Manager          1999 as a portfolio
                                                                                          manager, is a Vice
                                                                                          President. From
                                                                                          September 1994 to July
                                                                                          1999, he served as a
                                                                                          portfolio manager, and
                                                                                          from January 1994 to
                                                                                          September 1994, he
                                                                                          served as an
                                                                                          investment/quantitative
                                                                                          analyst at Killian
                                                                                          Asset Management
                                                                                          Corpora-
                                                                                          tion. Mr. McCloskey
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
                                                             - Steven J. Lehman           Mr. Lehman, who joined
                                                               Vice President and Senior  Federated in 1997 as a
                                                               Portfolio Manager          senior portfolio
                                                                                          manager, is a Vice
                                                                                          President. From 1985
                                                                                          to 1997, he served as
                                                                                          portfolio manager at
                                                                                          First Chicago.
                                                             - John L. Nichol             Mr. Nichol, who joined
                                                               Vice President and         Federated in 2000 as a
                                                               Portfolio Manager          portfolio manager, is
                                                                                          a Vice President. From
                                                                                          1992 to 2000, he
                                                                                          served as portfolio
                                                                                          manager at Public
                                                                                          Employees Retirement
                                                                                          System of Ohio. Mr.
                                                                                          Nichols holds the
                                                                                          Chartered Financial
                                                                                          Analyst designation.
----------------------------------------------------------------------------------------------------------------
 Davis Venture Value           Davis                         - Christopher C. Davis       Mr. Davis has been
 Portfolio                                                     Portfolio Manager          employed by Davis
                                                                                          since 1989 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, co-portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
----------------------------------------------------------------------------------------------------------------
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                                        71

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Davis Venture Value           Davis                         - Kenneth C. Feinberg        Mr. Feinberg has been
 Portfolio (continued)                                         Portfolio Manager          employed by Davis
                                                                                          since 1994 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
----------------------------------------------------------------------------------------------------------------
 "Dogs" of Wall Street         SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
 Portfolio                                                     Senior Vice President and  portfolio manager with
                                                               Portfolio Manager          SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio     Alliance                      - James G. Reilly            Mr. Reilly joined the
                                                               Executive Vice President   company in 1984 as a
                                                               and Portfolio Manager      research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1993 and
                                                                                          was promoted to an
                                                                                          Executive Vice
                                                                                          President in 1999.
----------------------------------------------------------------------------------------------------------------
 Goldman Sachs Research        GSAM                          - Dolores Bamford            Ms. Bamford joined
 Portfolio                                                     Vice President             GSAM as a portfolio
                                                               Value Portfolio Manager    manager in April 2002
                                                                                          for the Value team.
                                                                                          Prior to joining GSAM,
                                                                                          she was a portfolio
                                                                                          manager at Putnam
                                                                                          Investments for
                                                                                          various products since
                                                                                          1991.
                                                             - David L. Berdon            Mr. Berdon joined GSAM
                                                               Vice President             as a research analyst
                                                               Value Portfolio Manager    in March 2001 and
                                                                                          became a portfolio
                                                                                          manager in October
                                                                                          2002. From September
                                                                                          1999 to March 2001, he
                                                                                          was a Vice President
                                                                                          for Business
                                                                                          Development and
                                                                                          Strategic Alliances at
                                                                                          Soliloquy Inc. From
                                                                                          September 1997 to
                                                                                          September 1999, he was
                                                                                          a principal consultant
                                                                                          at Diamond Technology
                                                                                          Partners.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Goldman Sachs Research        GSAM                          - Andrew Braun               Mr. Braun joined GSAM
 Portfolio                                                     Vice President             as a mutual fund
 (continued)                                                   Value Portfolio Manager    product development
                                                                                          analyst in July 1993.
                                                                                          From January 1997 to
                                                                                          April 2001, he was a
                                                                                          research analyst on
                                                                                          the Value team and
                                                                                          became a portfolio
                                                                                          manager in May 2001.
                                                             - Scott Carroll              Mr. Carroll joined
                                                               Vice President             GSAM as a portfolio
                                                               Value Portfolio Manager    manager in May 2002
                                                                                          for the Value team.
                                                                                          From 1996 to 2002, he
                                                                                          worked at Van Kampen
                                                                                          Funds where he had
                                                                                          portfolio management
                                                                                          and analyst
                                                                                          responsibilities for
                                                                                          growth and income and
                                                                                          equity income funds.
                                                             - Sally Pope Davis           Ms. Davis joined GSAM
                                                               Vice President             as a portfolio manager
                                                               Value Portfolio Manager    in August 2001. From
                                                                                          December 1999 to July
                                                                                          2001, she was a
                                                                                          relationship manager
                                                                                          in Private Wealth
                                                                                          Management at GSAM.
                                                                                          From August 1989 to
                                                                                          November 1999, she was
                                                                                          a bank analyst in the
                                                                                          Goldman Sachs
                                                                                          Investment Research
                                                                                          Department.
                                                             - Stacey Ann DeMatteis       Ms. DeMatteis joined
                                                               Vice President             GSAM as a product-
                                                               Value Client Portfolio     marketing analyst in
                                                               Manager                    September 1993. From
                                                                                          December 1997 to April
                                                                                          2000, she was a
                                                                                          relationship manager
                                                                                          in Broker-Dealer
                                                                                          sales. In May 2000,
                                                                                          she became a client
                                                                                          portfolio manager on
                                                                                          the Value team.
----------------------------------------------------------------------------------------------------------------
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                                        73

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Goldman Sachs Research        GSAM                          - Sean Gallagher             Mr. Gallagher joined
 Portfolio                                                     Vice President             GSAM as a research
 (continued)                                                   Value Portfolio Manager    analyst in May 2000
                                                                                          and became a portfolio
                                                                                          manager in 2001. From
                                                                                          October 1993 to May
                                                                                          2000, he was a
                                                                                          research analyst at
                                                                                          Merrill Lynch Asset
                                                                                          Management.
                                                             - Lisa Parisi                Ms. Parisi joined GSAM
                                                               Vice President             as a portfolio manager
                                                               Value Portfolio Manager    in August 2001. From
                                                                                          December 2000 to
                                                                                          August 2001, she was a
                                                                                          portfolio manager at
                                                                                          John A. Levin & Co.
                                                                                          From March 1995 to
                                                                                          December 2000, she was
                                                                                          a portfolio manager
                                                                                          and managing director
                                                                                          at Valenzuela Capital.
                                                             - Eileen Rominger            Ms. Rominger joined
                                                               Managing Director          GSAM as a portfolio
                                                               Chief Investment Officer,  manager and Chief
                                                               Value                      Investment Officer of
                                                               Portfolio Manager          its Value team in
                                                                                          1999. From 1981 to
                                                                                          1999, she worked at
                                                                                          Oppenheimer Capital,
                                                                                          most recently as a
                                                                                          senior portfolio
                                                                                          manager.
                                                             - Steven M. Barry            Mr. Barry joined GSAM
                                                               Managing Director          as a portfolio manager
                                                               Co-Chief Investment        in 1999. From 1988 to
                                                               Officer                    1999, he was a
                                                               Growth Portfolio Manager   portfolio manager at
                                                                                          Alliance Capital
                                                                                          Management.
                                                             - Kenneth T. Berents         Mr. Berents joined
                                                               Managing Director          GSAM as a portfolio
                                                               Co-Chairman, Investment    manager in 2000. From
                                                               Committee                  1992 to 1999, he was a
                                                               Growth Portfolio Manager   Director of Research
                                                                                          and head of the
                                                                                          Investment Committee
                                                                                          at Wheat First Union.
----------------------------------------------------------------------------------------------------------------
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                                        74

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Goldman Sachs Research        GSAM                          - Herbert E. Ehlers          Mr. Ehlers joined GSAM
 Portfolio                                                     Managing Director          as a senior portfolio
 (continued)                                                   Chief Investment Officer,  manager and Chief
                                                               Growth Portfolio Manager   Investment Officer of
                                                                                          GSAM's Growth team in
                                                                                          1997. From 1981 to
                                                                                          1997, he was the Chief
                                                                                          Investment Officer and
                                                                                          Chairman of Liberty
                                                                                          Asset Management Inc.
                                                                                          ("Liberty") and its
                                                                                          predecessor firm,
                                                                                          Eagle Asset Management
                                                                                          ("Eagle").
                                                             - Gregory H. Ekizian         Mr. Ekizian joined
                                                               Managing Director          GSAM as a portfolio
                                                               Co-Chief Investment        manager and Co-Chair
                                                               Officer Growth Portfolio   of GSAM's Growth
                                                               Manager                    Investment Committee
                                                                                          in 1997. From 1980 to
                                                                                          1997, he was a
                                                                                          portfolio manager at
                                                                                          Liberty and its
                                                                                          predecessor firm,
                                                                                          Eagle.
                                                             - Scott Kolar                Mr. Kolar joined GSAM
                                                               Vice President             as an equity analyst
                                                               Growth Portfolio Manager   in 1997 and became a
                                                                                          portfolio manager in
                                                                                          1999. From 1994 to
                                                                                          1997, he was an equity
                                                                                          analyst and
                                                                                          information systems
                                                                                          specialist at Liberty.
                                                             - Andrew F. Pyne             Mr. Pyne joined GSAM
                                                               Managing Director Growth   as a product manager
                                                               Portfolio Manager          in 1997. He became a
                                                                                          portfolio manager in
                                                                                          August 2001. From 1992
                                                                                          to 1997, he was a
                                                                                          product manager at Van
                                                                                          Kampen Investments.
                                                             - Ernest C. Segundo, Jr.     Mr. Segundo joined
                                                               Vice President             GSAM as a portfolio
                                                               Co-Chairman, Investment    manager in 1997. From
                                                               Committee                  1992 to 1997, he was a
                                                               Growth Portfolio Manager   portfolio manager at
                                                                                          Liberty and its
                                                                                          predecessor firm,
                                                                                          Eagle.
----------------------------------------------------------------------------------------------------------------
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                                        75

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Goldman Sachs Research        GSAM                          - David G. Shell             Mr. Shell joined GSAM
 Portfolio (continued)                                         Managing Director          as a portfolio manager
                                                               Co-Chief Investment        in 1997. From 1987 to
                                                               Officer                    1997, he was a
                                                               Growth Portfolio Manager   portfolio manager at
                                                                                          Liberty and its
                                                                                          predecessor firm,
                                                                                          Eagle.
                                                             - Mark Shattan               Mr. Shattan joined
                                                               Vice President             GSAM as an equity
                                                               Growth Portfolio Manager   analyst in 1999 and
                                                                                          became a portfolio
                                                                                          manager in 2002. From
                                                                                          1997 to 1999, he was
                                                                                          an equity research
                                                                                          analyst at Salomon
                                                                                          Smith Barney.
----------------------------------------------------------------------------------------------------------------
 MFS Massachusetts Investors   MFS                           - John D. Laupheimer, Jr.    After joining MFS in
 Trust Portfolio                                               Senior Vice President and  1981 as a research
                                                               Portfolio Manager          analyst, Mr.
                                                                                          Laupheimer became
                                                                                          Assistant Vice
                                                                                          President in 1984,
                                                                                          Vice President in
                                                                                          1986, Portfolio
                                                                                          Manager in 1987,
                                                                                          Investment Officer in
                                                                                          1988, and Senior Vice
                                                                                          President in 1995.
                                                             - Brooks Taylor              Mr. Taylor is a
                                                               Vice President and         Portfolio Manager of
                                                               Portfolio Manager          the growth and income
                                                                                          and core portfolios of
                                                                                          MFS's mutual funds,
                                                                                          variable annuities,
                                                                                          and institutional
                                                                                          accounts. He joined
                                                                                          MFS in 1996.
----------------------------------------------------------------------------------------------------------------
 Putnam Growth: Voyager        Putnam                        - Brian O'Toole              Mr. O'Toole joined
 Portfolio                                                     Managing Director and      Putnam in 2002 and has
                                                               Chief Investment Officer   16 years of investment
                                                               of the Large Cap Growth    experience. He heads
                                                               Team                       the team managing
                                                                                          global and U.S.
                                                                                          large-cap growth
                                                                                          equity portfolios.
                                                                                          Prior to joining
                                                                                          Putnam, he was
                                                                                          Managing Director and
                                                                                          Head of U.S. Growth
                                                                                          Equities for Citigroup
                                                                                          Asset Management
                                                                                          (1998-2002) and Senior
                                                                                          Portfolio Manager at
                                                                                          The Northern Trust
                                                                                          Company (1994-1998).
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Putnam Growth: Voyager        Putnam                        - Eric M. Wetlaufer          Mr. Wetlaufer joined
 Portfolio (continued)                                         Managing Director and      Putnam in 1997 and has
                                                               co-CIO of Specialty        16 years of investment
                                                               Growth                     experience. He
                                                                                          co-leads the teams
                                                                                          responsible for
                                                                                          managing mid-cap
                                                                                          growth equity
                                                                                          institutional
                                                                                          portfolios. Mr.
                                                                                          Wetlaufer holds the
                                                                                          Chartered Financial
                                                                                          Analyst designation.
                                                             - Tony H. Elavia,            Dr. Elavia joined
                                                               Managing Director of the   Putnam in 1999 and has
                                                               Large Cap Growth Team      14 years of investment
                                                                                          experience. His group
                                                                                          manages quantitative
                                                                                          portfolios and the
                                                                                          quantitative research
                                                                                          processes across
                                                                                          equity products. Prior
                                                                                          to joining Putnam, he
                                                                                          was President of TES
                                                                                          Partners (1998-1999)
                                                                                          and Executive Vice
                                                                                          President of Voyager
                                                                                          Asset Management
                                                                                          (1995-1998).
----------------------------------------------------------------------------------------------------------------
 Blue Chip Growth Portfolio    SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
                                                               Senior Vice President and  portfolio manager with
                                                               Portfolio Manager          SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 Real Estate Portfolio         Davis                         - Andrew A. Davis            Mr. Davis has been
                                                               Portfolio Manager          employed by Davis
                                                                                          since 1994 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, co-portfolio
                                                                                          manager and portfolio
                                                                                          manager.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Real Estate Portfolio         Davis                         - Chandler Spears            Mr. Spears joined
 (continued)                                                   Portfolio Manager          Davis in 2000 as a
                                                                                          securities analyst.
                                                                                          Prior to his
                                                                                          employment at Davis,
                                                                                          he served as director
                                                                                          of investor relations
                                                                                          for Charles E. Smith
                                                                                          Residential Realty and
                                                                                          principal and director
                                                                                          of real estate
                                                                                          research of SNL
                                                                                          Securities, LC, both
                                                                                          in Virginia.
----------------------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth            MFS                           - Eric B. Fischman           Mr. Fischman joined
 Portfolio                                                     Portfolio Manager          MFS as a portfolio
                                                                                          manager in 2000. Prior
                                                                                          to joining MFS, Mr.
                                                                                          Fischman was an equity
                                                                                          research analyst for
                                                                                          State Street Research
                                                                                          from 1998 to 2000.
                                                             - David E. Sette-Ducati      Mr. Sette-Ducati
                                                               Senior Vice President and  joined MFS in 1995 as
                                                               Portfolio Manager          a research analyst. He
                                                                                          became an Investment
                                                                                          Officer in 1997, Vice
                                                                                          President in 1999,
                                                                                          portfolio manager in
                                                                                          February 2000 and
                                                                                          Senior Vice President
                                                                                          in March 2001.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio   SAAMCo                        - Donna M. Calder            Ms. Calder joined
                                                               Senior Vice President and  SAAMCo in 1998 as a
                                                               Portfolio Manager          Vice President and
                                                                                          portfolio manager and
                                                                                          was named Senior Vice
                                                                                          President in February
                                                                                          2001. Prior to joining
                                                                                          SAAMCo, she was the
                                                                                          founder and General
                                                                                          Partner of Manhattan
                                                                                          Capital Partners, L.P.
                                                                                          from 1991 to 1995.
----------------------------------------------------------------------------------------------------------------
 Growth Opportunities          SAAMCo                        - Brian P. Clifford          Mr. Clifford joined
 Portfolio                                                     Vice President and         SAAMCo in February
                                                               Portfolio Manager          1998 as a portfolio
                                                                                          manager and was named
                                                                                          Vice President in
                                                                                          October 1999. From
                                                                                          1995 until he joined
                                                                                          SAAMCo, Mr. Clifford
                                                                                          was a portfolio
                                                                                          manager with Morgan
                                                                                          Stanley Dean Witter.
----------------------------------------------------------------------------------------------------------------
 Marsico Growth Portfolio      Marsico                       - Thomas F. Marsico          Mr. Marsico formed
                                                               Chairman and Chief         Marsico in 1997. From
                                                               Executive Officer          1988 to 1997, he was
                                                                                          an Executive Vice
                                                                                          President and
                                                                                          Portfolio Manager at
                                                                                          Janus Capital
                                                                                          Corporation.
----------------------------------------------------------------------------------------------------------------
 Technology Portfolio          Van Kampen                    Large Cap Growth Team and    Mr. Umansky joined
                                                             Small Mid Cap Growth Team    MSIM Inc. as a
                                                             Current members include:     compliance analyst in
                                                             - Alexander L. Umansky       1994 and has been a
                                                               Executive Director and     Portfolio Manager
                                                                Portfolio Manager         since 1998. From 1996
                                                                                          to 1998 he was a
                                                                                          research analyst in
                                                                                          MSIM Inc.'s
                                                                                          Institutional Equity
                                                                                          Group focusing
                                                                                          primarily on
                                                                                          technology.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 International Growth and      Putnam                        - George W. Stairs           Mr. Stairs joined
 Income Portfolio                                              CFA, Senior Vice           Putnam in 1994 and has
                                                               President and Senior       16 years of investment
                                                               Portfolio Manager          experience. He is
                                                                                          responsible for Asia
                                                                                          Pacific core equity,
                                                                                          international core
                                                                                          equity, and
                                                                                          international value
                                                                                          equity portfolios and
                                                                                          is a member of the
                                                                                          teams that manage
                                                                                          Putnam International
                                                                                          Growth Fund and Putnam
                                                                                          International Growth
                                                                                          and Income Fund.
                                                             - Pamela R. Holding          Ms. Holding joined
                                                               CFA, Managing Director     Putnam in 1995 and has
                                                               and Senior Portfolio       15 years of investment
                                                               Manager                    industry experience.
                                                                                          She is part of the
                                                                                          team that manages
                                                                                          Putnam International
                                                                                          Growth and Income Fund
                                                                                          and Putnam Global
                                                                                          Growth and Income
                                                                                          Fund.
----------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio     Alliance                      - Stephen Beinhacker         Mr. Beinhacker joined
                                                               Portfolio Manager,         the company in 1992 as
                                                               Director and Senior Vice   Director of
                                                               President                  International
                                                                                          Quantitative Stock
                                                                                          Analysis and portfolio
                                                                                          manager. He was
                                                                                          promoted to Senior
                                                                                          Vice President in
                                                                                          1998.
----------------------------------------------------------------------------------------------------------------
 International Diversified     Van Kampen                    International Allocation
 Equities Portfolio                                          Team
                                                             Current members include:
                                                             - Ann Thivierge              Ms. Thivierge joined
                                                               Managing Director and      MSIM Inc. in 1986 and
                                                               Portfolio Manager          is currently a
                                                                                          Managing Director.
----------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio    Putnam                        - Carmel Peters,             Ms. Peters joined
                                                               Senior Vice President and  Putnam in 1997 and has
                                                               Senior Portfolio Manager   23 years of investment
                                                               of the International Core  experience.
                                                               Team
----------------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS*
--------------------------------------------------------------------------------
The following Financial Highlights tables for Class 1 (formerly Class A) shares of each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio Class 1 share. The total returns in each table represent the rate that an investor would have earned on an investment in a Class 1 share of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   Cash Management Portfolio Class 1

      11/30/98     $10.74      $0.54         $(0.02)        $ 0.52        $(0.68)        $   --      $10.58      5.05%    $223,640
      1/31/99#      10.58       0.08           0.01           0.09            --             --       10.67      0.85      277,370
      1/31/00       10.67       0.51             --           0.51         (0.24)            --       10.94      4.85      466,588
      1/31/01       10.94       0.66          (0.02)          0.64         (0.45)            --       11.13      5.95      404,005
      1/31/02       11.13       0.37           0.02           0.39         (0.45)            --       11.07      3.48      600,741
      1/31/03       11.07       0.15          (0.02)          0.13         (0.37)            --       10.83      1.22      457,994

                                                    Corporate Bond Portfolio Class 1

      11/30/98      11.54       0.77          (0.02)          0.75         (0.46)            --       11.83      6.61      143,561
      1/31/99#      11.83       0.12           0.04           0.16            --             --       11.99      1.35      158,804
      1/31/00       11.99       0.81          (1.15)         (0.34)        (0.53)            --       11.12     (2.75)     184,309
      1/31/01       11.12       0.89          (0.02)          0.87         (0.77)            --       11.22      8.11      199,334
      1/31/02       11.22       0.84          (0.26)          0.58         (0.63)            --       11.17      5.27      258,912
      1/31/03       11.17       0.80          (0.02)          0.78         (0.71)            --       11.24      7.17      263,378

                                                     Global Bond Portfolio Class 1

      11/30/98      11.51       0.49           0.78           1.27         (0.79)         (0.22)      11.77     11.75      115,428
      1/31/99#      11.77       0.07           0.11           0.18            --             --       11.95      1.53      122,306
      1/31/00       11.95       0.42          (0.66)         (0.24)        (0.47)         (0.41)      10.83     (1.86)     127,145
      1/31/01       10.83       0.45           0.63           1.08         (0.70)            --       11.21     10.35      139,528
      1/31/02       11.21       0.43           0.02           0.45         (1.03)            --       10.63      4.03      145,556
      1/31/03       10.63       0.42           0.25           0.67         (0.18)         (0.15)      10.97      6.36      132,160

                                RATIO OF NET
                   RATIO OF      INVESTMENT
                  EXPENSES TO    INCOME TO
                    AVERAGE       AVERAGE
        PERIOD        NET           NET        PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    Cash Management Portfolio Class 1
      11/30/98       0.58%          4.97%          --%
      1/31/99#       0.62+          5.02+          --
      1/31/00        0.53           4.82           --
      1/31/01        0.52           5.83           --
      1/31/02        0.52           3.31           --
      1/31/03        0.52           1.37           --
                     Corporate Bond Portfolio Class 1
      11/30/98       0.77           6.61           15
      1/31/99#       0.80+          6.16+           4
      1/31/00        0.71           7.05           37
      1/31/01        0.69           7.99           36
      1/31/02        0.67           7.41           83
      1/31/03        0.65           7.17           45
                      Global Bond Portfolio Class 1
      11/30/98       0.85           4.27          210
      1/31/99#       0.97+          3.65+          30
      1/31/00        0.84           3.68          189
      1/31/01        0.81(1)        4.07(1)       202
      1/31/02        0.81           3.84          193
      1/31/03        0.80           3.89           66

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1)  Gross of custody credits of 0.01%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   High-Yield Bond Portfolio Class 1

      11/30/98     $11.82      $1.14         $(1.24)        $(0.10)       $(0.66)        $(0.08)     $10.98     (1.26)%   $284,580
      1/31/99#      10.98       0.18          (0.02)          0.16            --             --       11.14      1.46      293,037
      1/31/00       11.14       1.09          (0.55)          0.54         (1.14)            --       10.54      5.09      310,032
      1/31/01       10.54       1.09          (1.44)         (0.35)        (1.11)            --        9.08     (3.44)     299,534
      1/31/02        9.08       0.98          (1.94)         (0.96)        (1.11)            --        7.01    (10.11)     255,845
      1/31/03        7.01       0.63          (0.98)         (0.35)        (0.99)            --        5.67     (3.92)     221,410

                                                Worldwide High Income Portfolio Class 1

      11/30/98      13.20       1.07          (2.61)         (1.54)        (0.61)         (0.74)      10.31    (13.74)     121,290
      1/31/99#      10.31       0.16          (0.35)         (0.19)           --             --       10.12     (1.84)     116,977
      1/31/00       10.12       1.13           0.67           1.80         (1.33)            --       10.59     19.22      124,404
      1/31/01       10.59       1.12          (0.76)          0.36         (1.21)            --        9.74      3.67      117,236
      1/31/02        9.74       0.93          (1.85)         (0.92)        (1.17)            --        7.65     (8.61)      93,599
      1/31/03        7.65       0.67          (0.72)         (0.05)        (1.06)            --        6.54      0.45       77,847

                                                 SunAmerica Balanced Portfolio Class 1

      11/30/98      13.45       0.30           2.33           2.63         (0.11)         (0.36)      15.61     19.81      149,242
      1/31/99#      15.61       0.05           1.58           1.63            --             --       17.24     10.44      194,878
      1/31/00       17.24       0.36           1.80           2.16         (0.12)         (0.22)      19.06     12.76      509,054
      1/31/01       19.06       0.36          (1.46)         (1.10)        (0.22)         (0.10)      17.64     (5.88)     575,039
      1/31/02       17.64       0.31          (3.12)         (2.81)        (0.33)         (0.48)      14.02    (15.86)     471,194
      1/31/03       14.02       0.25          (2.34)         (2.09)        (0.34)            --       11.59    (14.95)     310,531

                                RATIO OF NET
                                 INVESTMENT
                   RATIO OF      INCOME TO
                  EXPENSES TO     AVERAGE
        PERIOD    AVERAGE NET       NET        PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    High-Yield Bond Portfolio Class 1
      11/30/98       0.69%          9.75%        128%
      1/31/99#       0.72+          9.71+          17
      1/31/00        0.67          10.00          105
      1/31/01        0.71(1)       10.98(1)       106
      1/31/02        0.71          12.18          148
      1/31/03        0.75          10.09          121
                  Worldwide High Income Portfolio Class 1
      11/30/98       1.09(1)        8.89(1)       158
      1/31/99#       1.12+(1)       9.56+(1)       12
      1/31/00        1.14(1)       10.66(1)       116
      1/31/01        1.10          10.84          158
      1/31/02        1.11(1)       10.97(1)       139
      1/31/03        1.15           9.55          103
                  SunAmerica Balanced Portfolio Class 1
      11/30/98       0.78           2.10          111
      1/31/99#       0.75+(1)       1.72+(1)       26
      1/31/00        0.66           2.01          197
      1/31/01        0.64           1.87          333
      1/31/02        0.66           2.00          322
      1/31/03        0.68           1.91          611

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1)  Gross of custody credits of 0.01%, 0.01%, 0.02%, 0.01% and
        0.01%, for the periods ending November 30, 1998, January 31,
        1999, January 31, 2000, January 31, 2001, and January 31,
        2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   MFS Total Return Portfolio Class 1

      11/30/98     $14.75      $0.36         $ 1.56         $ 1.92        $(0.31)        $(1.40)     $14.96      13.54%   $131,440
      1/31/99#      14.96       0.06           0.82           0.88            --             --       15.84       5.88     145,332
      1/31/00       15.84       0.48          (0.38)          0.10         (0.29)         (1.77)      13.88       0.29     208,919
      1/31/01       13.88       0.51           2.37           2.88         (0.37)         (0.10)      16.29      20.94     303,278
      1/31/02       16.29       0.46          (0.52)         (0.06)        (0.32)         (0.52)      15.39      (0.25)    469,605
      1/31/03       15.39       0.41          (1.34)         (0.93)        (0.29)         (0.18)      13.99      (5.96)    516,660

                                                   Asset Allocation Portfolio Class 1

      11/30/98      16.21       0.48           0.08           0.56         (0.35)         (1.61)      14.81       2.85     713,045
      1/31/99#      14.81       0.07           0.15           0.22            --             --       15.03       1.49     724,516
      1/31/00       15.03       0.40           0.37           0.77         (0.48)         (0.80)      14.52       5.51     699,063
      1/31/01       14.52       0.41           0.36           0.77         (0.43)         (0.31)      14.55       5.38     653,310
      1/31/02       14.55       0.41          (1.35)         (0.94)        (0.46)         (0.31)      12.84      (6.36)    556,081
      1/31/03       12.84       0.42          (1.31)         (0.89)        (0.46)            --       11.49      (6.78)    437,736

                                                   Telecom Utility Portfolio Class 1

      11/30/98      12.91       0.42           1.62           2.04         (0.16)         (0.33)      14.46      15.98      68,049
      1/31/99#      14.46       0.08           0.03           0.11            --             --       14.57       0.76      77,323
      1/31/00       14.57       0.48           0.23           0.71         (0.24)         (0.62)      14.42       5.01     120,159
      1/31/01       14.42       0.39          (1.83)         (1.44)        (0.38)         (0.21)      12.39     (10.27)    112,682
      1/31/02       12.39       0.70          (2.70)         (2.00)        (0.38)            --       10.01     (16.46)     84,766
      1/31/03       10.01       0.41          (2.71)         (2.30)        (0.87)            --        6.84     (22.90)     52,982

                                RATIO OF NET
                                 INVESTMENT
                   RATIO OF      INCOME TO
                  EXPENSES TO     AVERAGE
        PERIOD    AVERAGE NET       NET        PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    MFS Total Return Portfolio Class 1
      11/30/98       0.77%          2.43%         106%
      1/31/99#       0.81+          2.40+          86
      1/31/00        0.76(1)        3.17(1)       116
      1/31/01        0.74(1)        3.42(1)       111
      1/31/02        0.73           2.93          105
      1/31/03        0.72(2)        2.81(2)        68
                    Asset Allocation Portfolio Class 1
      11/30/98       0.64           3.15          156
      1/31/99#       0.66+          2.60+          30
      1/31/00        0.63           2.70          191
      1/31/01        0.64           2.75          172
      1/31/02        0.66           3.05          140
      1/31/03        0.66           3.42           28
                    Telecom Utility Portfolio Class 1
      11/30/98       1.01           3.04           72
      1/31/99#       0.93+          3.02+          12
      1/31/00        0.84           3.31          121
      1/31/01        0.84(1)        2.81(1)       104
      1/31/02        0.85(1)        6.09(1)       102
      1/31/03        0.95(2)        4.82(2)       123

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1)  Gross of custody credits of 0.01%.
   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for MFS Total Return Portfolio would have been lower by 0.01% for Class 1. The ratio of expenses to average net assets for Telecom Utility Portfolio would have been lower by 0.07% for Class 1.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                    NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                  ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                  END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL       PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***     (000S)
      -----------------------------------------------------------------------------------------------------------------------------
                                                     Growth-Income Portfolio Class 1

      11/30/98    $20.82      $ 0.17        $ 4.33         $ 4.50        $(0.13)        $(0.96)     $24.23     21.91%    $1,019,590
      1/31/99#     24.23        0.02          3.63           3.65            --             --       27.88     15.06      1,206,113
      1/31/00      27.88        0.16          4.75           4.91         (0.15)         (1.40)      31.24     18.37      1,828,340
      1/31/01      31.24        0.19         (0.65)         (0.46)        (0.13)         (1.60)      29.05     (1.63)     1,931,070
      1/31/02      29.05        0.15         (6.00)         (5.85)        (0.19)         (1.26)      21.75    (19.96)     1,450,218
      1/31/03      21.75        0.16         (4.86)         (4.70)        (0.17)            --       16.88    (21.61)       877,271

                                               Federated American Leader Portfolio Class 1

      11/30/98     13.90        0.17          2.35           2.52         (0.06)         (0.30)      16.06     18.22        145,900
      1/31/99#     16.06        0.02          0.54           0.56            --             --       16.62      3.49        159,176
      1/31/00      16.62        0.20         (0.14)          0.06         (0.12)         (0.69)      15.87      0.17        208,488
      1/31/01      15.87        0.25          1.37           1.62         (0.17)         (0.60)      16.72     10.62        231,716
      1/31/02      16.72        0.16         (1.44)         (1.28)        (0.21)         (0.39)      14.84     (7.53)       270,692
      1/31/03      14.84        0.19         (3.27)         (3.08)        (0.15)            --       11.61    (20.76)       191,653

                                                  Davis Venture Value Portfolio Class 1

      11/30/98     21.47        0.20          2.23           2.43         (0.12)         (0.68)      23.10     11.36      1,725,411
      1/31/99#     23.10        0.03          1.25           1.28            --             --       24.38      5.54      1,840,354
      1/31/00      24.38        0.13          3.06           3.19         (0.20)         (0.93)      26.44     13.42      2,303,994
      1/31/01      26.44        0.14          3.19           3.33         (0.12)         (0.28)      29.37     12.72      2,808,045
      1/31/02      29.37        0.12         (4.78)         (4.66)        (0.13)         (4.00)      20.58    (15.57)     2,323,050
      1/31/03      20.58        0.15         (3.40)         (3.25)        (0.12)            --       17.21    (15.79)     1,612,985

                               RATIO OF NET
                  RATIO OF      INVESTMENT
                 EXPENSES TO    INCOME TO
       PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED      ASSETS         ASSETS      TURNOVER
      ---------  --------------------------------------
                    Growth-Income Portfolio Class 1
      11/30/98      0.60%          0.78%         53%
      1/31/99#      0.60+          0.55+         16
      1/31/00       0.56           0.56          43
      1/31/01       0.57           0.60          52
      1/31/02       0.58           0.62          56
      1/31/03       0.59(1)        0.79(1)       45
                  Federated American Leader Portfolio
                                 Class 1
      11/30/98      0.83           1.13          51
      1/31/99#      0.86+          0.75+          4
      1/31/00       0.77           1.17          34
      1/31/01       0.76           1.56          46
      1/31/02       0.76           1.05          33
      1/31/03       0.76(1)        1.41(1)       32
                 Davis Venture Value Portfolio Class 1
      11/30/98      0.75           0.89          25
      1/31/99#      0.77+          0.86+          5
      1/31/00       0.74           0.51          23
      1/31/01       0.75           0.47          26
      1/31/02       0.76           0.49          30
      1/31/03       0.75           0.81          17

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Growth-Income Portfolio would have been lower by 0.01% for Class 1. If the expense reductions had been applied, the ratio of expenses to average net assets for Federated
        American Leaders Portfolio would have been lower by 0.01% for Class 1.
   (2)  Excludes expense reductions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      -----------------------------------------------------------------------------------------------------------------
                                           "Dogs" of Wall Street Portfolio Class 1

      4/1/98-
      11/30/98     $10.00      $ 0.11        $(0.30)        $(0.19)       $   --         $   --      $ 9.81      (1.90)%
      1/31/99#       9.81        0.02         (0.23)         (0.21)           --             --        9.60      (2.14)
      1/31/00        9.60        0.21         (1.12)         (0.91)        (0.05)         (0.26)       8.38     (10.02)
      1/31/01        8.38        0.23          0.73           0.96         (0.22)         (0.10)       9.02      12.05
      1/31/02        9.02        0.20          0.36           0.56         (0.20)            --        9.38       6.34
      1/31/03        9.38        0.22         (1.44)         (1.22)        (0.17)            --        7.99     (13.07)

                                              Alliance Growth Portfolio Class 1

      11/30/98      22.56        0.07          7.77           7.84         (0.06)         (2.30)      28.04      35.92
      1/31/99#      28.04          --          7.22           7.22            --             --       35.26      25.75
      1/31/00       35.26       (0.04)         4.46           4.42         (0.05)         (3.05)      36.58      14.09
      1/31/01       36.58       (0.04)        (3.40)         (3.44)           --          (4.94)      28.20     (10.17)
      1/31/02       28.20        0.04         (6.61)         (6.57)           --          (2.22)      19.41     (23.05)
      1/31/03       19.41        0.03         (5.87)         (5.84)        (0.04)            --       13.53     (30.08)

                                          Goldman Sachs Research Portfolio Class 1

      7/3/00-
      1/31/01       10.00       (0.03)        (0.01)         (0.04)           --          (0.04)       9.92      (0.42)
      1/31/02        9.92       (0.04)        (3.09)         (3.13)           --             --        6.79     (31.55)
      1/31/03        6.79       (0.01)        (1.66)         (1.67)           --             --        5.12     (24.59)

                                                    RATIO OF NET
                     NET                             INVESTMENT
                    ASSETS      RATIO OF             INCOME TO
                    END OF     EXPENSES TO            AVERAGE
        PERIOD      PERIOD     AVERAGE NET              NET                  PORTFOLIO
        ENDED       (000S)       ASSETS                ASSETS                TURNOVER
      ----------  --------------------------------------------------------------------
                                "Dogs" of Wall Street Portfolio Class 1
      4/1/98-                                                                    --%
      11/30/98    $   65,283      0.85%+(1)             2.04%+(1)
      1/31/99#        78,062      0.85+(1)              0.93+(1)                 58
      1/31/00         98,924      0.67(1)               2.11(1)                  51
      1/31/01         92,070      0.72(1)               2.76(1)                  55
      1/31/02        112,588      0.71(1)               2.22(1)                  35
      1/31/03         99,103      0.69(1)               2.42(1)                  67
                                   Alliance Growth Portfolio Class 1
      11/30/98     1,396,140      0.58                  0.27                     90
      1/31/99#     1,864,924      0.63+                (0.01)+                   11
      1/31/00      2,875,413      0.63                 (0.11)                    77
      1/31/01      2,810,098      0.64                 (0.10)                   101
      1/31/02      1,928,115      0.65                  0.17                     86
      1/31/03      1,007,655      0.65(2)               0.19(2)                  51
                                Goldman Sachs Research Portfolio Class 1
      7/3/00-
      1/31/01         39,903      1.35+(1)(3)          (0.54)+(1)(3)            115
      1/31/02         28,382      1.35(1)              (0.49)(1)                144
      1/31/03         23,828      1.35(1)              (0.21)(1)                198

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                           EXPENSES
                                                        ----------------------------------------------
                                                        11/98    1/99+    1/00    1/01    1/02    1/03
                                                        ----------------------------------------------
      "Dogs" of Wall Street Class 1.................    0.92%+   0.85%    0.67%   0.72%   0.71%   0.69%
      Goldman Sachs Research Class 1................      --       --      --     1.63    1.49    1.44

                                                                NET INVESTMENT INCOME (LOSS)
                                                      -------------------------------------------------
                                                      11/98    1/99+    1/00    1/01     1/02     1/03
                                                      -------------------------------------------------
      "Dogs" of Wall Street Class 1.................  1.97%+   0.93%    2.11%    2.76%    2.22%    2.42%
      Goldman Sachs Research Class 1................    --       --      --     (0.82)   (0.63)   (0.30)

   (2) Excludes expense reductions. If expense reductions has been applied, the ratio to average net assets for Alliance Growth
        Portfolio would have been lower by 0.00% for Class 1.
   (3) The ratios reflect an expense cap of 1.35% which is net of custody credits (0.01%) or waivers/reimbursements if applicable.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                               ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                               VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
             PERIOD          BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
              ENDED          OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------------------
                                          MFS Massachusetts Investors Trust Portfolio Class 1

      11/30/98                $15.62      $ 0.02        $ 2.61         $ 2.63        $(0.12)        $(2.76)     $15.37      17.82%
      1/31/99#                 15.37        0.01          1.60           1.61            --             --       16.98      10.47
      1/31/00                  16.98        0.10          0.11           0.21         (0.03)         (3.81)      13.35       1.77
      1/31/01                  13.35        0.08          0.42           0.50         (0.08)            --       13.77       3.71
      1/31/02                  13.77        0.08         (2.45)         (2.37)        (0.07)         (0.54)      10.79     (17.15)
      1/31/03                  10.79        0.07         (2.43)         (2.36)        (0.08)            --        8.35     (21.88)

                                                Putnam Growth: Voyager Portfolio Class 1

      11/30/98                 19.15        0.01          4.15           4.16         (0.02)         (3.08)      20.21      22.56
      1/31/99#                 20.21       (0.01)         3.33           3.32            --             --       23.53      16.43
      1/31/00                  23.53       (0.02)         3.76           3.74         (0.01)         (0.78)      26.48      16.51
      1/31/01                  26.48       (0.03)        (3.37)         (3.40)           --          (2.23)      20.85     (13.68)
      1/31/02                  20.85        0.02         (5.39)         (5.37)           --          (0.59)      14.89     (25.71)
      1/31/03                  14.89        0.03         (3.87)         (3.84)        (0.02)            --       11.03     (25.77)

                                                   Blue Chip Growth Portfolio Class 1

      7/5/00-
      1/31/01                  10.00        0.06         (1.24)         (1.18)        (0.03)            --        8.79     (11.82)
      1/31/02                   8.79        0.03         (2.20)         (2.17)           --             --        6.62     (24.64)
      1/31/03                   6.62        0.01         (1.85)         (1.84)        (0.02)            --        4.76     (27.85)

                               NET                           RATIO OF NET
                              ASSETS     RATIO OF             INVESTMENT
                              END OF    EXPENSES TO        INCOME(LOSS) TO
             PERIOD           PERIOD    AVERAGE NET          AVERAGE NET      PORTFOLIO
              ENDED          (000'S)      ASSETS                ASSETS        TURNOVER
      ---------------------  ----------------------------------------------------------
                                MFS Massachusetts Investors Trust Portfolio Class 1
      11/30/98               $238,298      0.70%                 0.17%           105%
      1/31/99#                266,069      0.75+                 0.38+            76
      1/31/00                 337,222      0.75                  0.66             64
      1/31/01                 369,518      0.76                  0.58             81
      1/31/02                 323,404      0.78                  0.66             82
      1/31/03                 210,436      0.78(1)               0.73(1)          65
                                      Putnam Growth: Voyager Portfolio Class 1
      11/30/98                398,863      0.86                  0.09             75
      1/31/99#                494,813      0.86+                (0.19)+           10
      1/31/00                 783,896      0.80                 (0.09)            76
      1/31/01                 732,943      0.79                 (0.10)            84
      1/31/02                 486,747      0.82                  0.11             94
      1/31/03                 271,199      0.86(1)               0.19(1)         120
                                         Blue Chip Growth Portfolio Class 1
      7/5/00-
      1/31/01                  15,801      0.85+(2)              1.06+(2)         81
      1/31/02                  29,342      0.85(2)               0.36(2)         125
      1/31/03                  20,303      0.85(2)               0.20(2)         103

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1) Excludes expense reductions. The ratio of expenses to average net assets for MFS Massachusetts Investors Trust
        Portfolio would have been lower by 0.02% for Class 1. If the expense reduction has been applied, the ratio of expense to average net assets for Putnam Growth Voyager Portfolio would have been lower by 0.01% for Class 1.
   (2) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                 EXPENSES
                                              -----------------------------------------------
                                              11/98    1/99    1/00    1/01+    1/02    1/03
                                              -----------------------------------------------
      Blue Chip Growth Class 1..............    --%     --%     --%    1.81%    1.16%   0.94%

                                                         NET INVESTMENT INCOME (LOSS)
                                              --------------------------------------------------
                                              11/98    1/99     1/00     1/01+    1/02     1/03
                                              --------------------------------------------------
      Blue Chip Growth Class 1..............    --%       --%      --%    0.10%    0.05%    0.11%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                               ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                               VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
             PERIOD          BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
              ENDED          OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------------------
                                                     Real Estate Portfolio Class 1

      11/30/98                $11.53      $ 0.45        $(1.93)        $(1.48)       $(0.16)        $(0.01)     $ 9.88     (13.04)%
      1/31/99#                  9.88        0.09         (0.36)         (0.27)           --             --        9.61      (2.73)
      1/31/00                   9.61        0.39         (1.14)         (0.75)        (0.33)            --        8.53      (8.03)
      1/31/01                   8.53        0.39          1.84           2.23         (0.36)            --       10.40      26.40
      1/31/02                  10.40        0.56          0.16           0.72         (0.32)            --       10.80       7.12
      1/31/03                  10.80        0.55         (0.18)          0.37         (0.28)            --       10.89       3.41

                                                  MFS Mid-Cap Growth Portfolio Class 1

      4/01/99-
      1/31/00                  10.00       (0.01)         5.84           5.83            --          (0.23)      15.60      58.26
      1/31/01                  15.60       (0.04)         3.76           3.72            --          (0.33)      18.99      23.97
      1/31/02                  18.99       (0.03)        (6.58)         (6.61)           --          (2.38)      10.00     (34.93)
      1/31/03                  10.00       (0.03)        (4.16)         (4.19)           --             --        5.81     (41.90)

                                                  Aggressive Growth Portfolio Class 1

      11/30/98                 11.76        0.04          0.52           0.56            --             --       12.32       4.76
      1/31/99#                 12.32          --          3.20           3.20            --             --       15.52      25.97
      1/31/00                  15.52          --          8.59           8.59         (0.03)         (1.36)      22.72      60.62
      1/31/01                  22.72        0.05         (3.09)         (3.04)           --          (1.96)      17.72     (14.88)
      1/31/02                  17.72        0.03         (5.77)         (5.74)        (0.05)         (3.09)       8.84     (31.71)
      1/31/03                   8.84       (0.02)        (2.13)         (2.15)        (0.02)(5)         --        6.67     (24.28)

                               NET                              RATIO OF NET
                              ASSETS     RATIO OF                INVESTMENT
                              END OF    EXPENSES TO           INCOME (LOSS) TO
             PERIOD           PERIOD    AVERAGE NET             AVERAGE NET              PORTFOLIO
              ENDED           (000S)      ASSETS                   ASSETS                TURNOVER
      ---------------------  ---------------------------------------------------------------------
                                                 Real Estate Portfolio Class 1
      11/30/98               $ 59,102      0.95%                    4.21%                    26%
      1/31/99#                 58,504      1.01+                    5.63+                     6
      1/31/00                  53,766      0.92                     4.24                     61
      1/31/01                  76,224      0.96                     4.05                     28
      1/31/02                  85,794      0.92                     5.32                     62
      1/31/03                  95,829      0.89                     4.89                     52
                                             MFS Mid-Cap Growth Portfolio Class 1
      4/01/99-
      1/31/00                  81,636      1.15+(1)(3)             (0.13)+(1)(3)            108
      1/31/01                 367,523      0.82(2)(3)              (0.20)(2)(3)             146
      1/31/02                 280,024      0.82(3)                 (0.25)(3)                 96
      1/31/03                 123,948      0.84(3)(4)              (0.48)(3)(4)             164
                                              Aggressive Growth Portfolio Class 1
      11/30/98                133,183      0.83                     0.32                    268
      1/31/99#                182,313      0.82+                    0.13+                    29
      1/31/00                 450,073      0.75                     0.02                    131
      1/31/01                 495,826      0.70                     0.23                    263
      1/31/02                 293,084      0.75                     0.21                    229
      1/31/03                 156,449      0.77                    (0.24)                   150

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1) The ratios reflect an expense cap of 1.15% which is net of custody credits (0.02%) or waivers/reimbursements if applicable.
   (2)  Gross of custody credits of 0.01%
   (3) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                       EXPENSES
                                                  --------------------------------------------------
                                                  11/98    1/99+    1/00    1/01     1/02      1/03
                                                  --------------------------------------------------
      MFS Mid-Cap Growth Class 1................    --%      --%    1.19%+  0.82%    0.82%     0.84%

                                                               NET INVESTMENT INCOME (LOSS)
                                                  -------------------------------------------------------
                                                  11/98    1/99+    1/00       1/01       1/02      1/03
                                                  -------------------------------------------------------
      MFS Mid-Cap Growth Class 1................    --%     --%     (0.17)%+   (0.20)%    (0.25)%   (0.46)%

   (4) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for MFS Mid-Cap Growth Portfolio would have been lower by 0.02% for Class 1.
   (5) Includes a tax return of capital of less than $0.01 per share.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                               ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                               VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
             PERIOD          BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
              ENDED          OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------------------
                                                 Growth Opportunities Portfolio Class 1

      7/5/00-
      1/31/01                 $10.00      $ 0.07        $(1.10)        $(1.03)       $(0.04)        $   --      $ 8.93     (10.30)%
      1/31/02                   8.93       (0.02)        (3.06)         (3.08)           --             --        5.85     (34.48)
      1/31/03                   5.85       (0.03)        (2.32)         (2.35)           --             --        3.50     (40.17)

                                                    Marsico Growth Portfolio Class 1

      12/29/00-1/31/01         10.00        0.01          0.53           0.54            --             --       10.54       5.40
      1/31/02                  10.54        0.01         (1.74)         (1.73)           --          (0.02)       8.79     (16.35)
      1/31/03                   8.79       (0.01)        (1.27)         (1.28)           --             --        7.51     (14.55)

                                                      Technology Portfolio Class 1

      7/3/00-
      1/31/01                  10.00       (0.04)        (2.80)         (2.84)           --             --        7.16     (28.40)
      1/31/02                   7.16       (0.05)        (3.69)         (3.74)           --             --        3.42     (52.23)
      1/31/03                   3.42       (0.03)        (1.60)         (1.63)           --             --        1.79     (47.66)

                               NET                        RATIO OF NET
                             ASSETS     RATIO OF           INVESTMENT
                             END OF    EXPENSES TO      INCOME (LOSS) TO
             PERIOD          PERIOD    AVERAGE NET        AVERAGE NET      PORTFOLIO
              ENDED          (000S)      ASSETS              ASSETS        TURNOVER
      ---------------------  -------------------------------------------------------
                                     Growth Opportunities Portfolio Class 1
      7/5/00-
      1/31/01                $28,836      1.00%+(3)           1.16%+(3)        86%
      1/31/02                 33,797      1.00(3)            (0.26)(3)        339
      1/31/03                 12,307      1.00(3)            (0.62)(3)        243
                                        Marsico Growth Portfolio Class 1
      12/29/00-1/31/01         5,596      1.00+(1)(3)         0.73+(1)(3)      10
      1/31/02                 14,810      1.00(2)(3)          0.12(2)(3)      128
      1/31/03                 43,872      1.00(3)            (0.15)(3)        124
                                          Technology Portfolio Class 1
      7/3/00-
      1/31/01                 56,323      1.49+              (0.93)+           98
      1/31/02                 40,156      1.45               (1.23)           109
      1/31/03                 23,828      1.50(4)            (1.36)(4)        135

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     +  Annualized.
   (1) The ratios reflect an expense cap of 1.00% which is net of custody credits (0.44%) or waivers/reimbursements if applicable.
   (2) The ratios reflect an expense cap of 1.00% which is net of custody credits (0.01%) or waiver/reimbursements if applicable.
   (3) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                EXPENSES
                                           ---------------------------------------------------
                                           11/98    1/99+    1/00    1/01      1/02      1/03
                                           ---------------------------------------------------
      Growth Opportunities Class 1.......    --%      --%      --%   1.26%+    1.19%     1.07%
      Marsico Growth Class 1.............    --       --       --    4.73+     1.86(5)   1.04

                                                        NET INVESTMENT INCOME (LOSS)
                                           ------------------------------------------------------
                                           11/98    1/99+    1/00    1/01       1/02        1/03
                                           ------------------------------------------------------
      Growth Opportunities Class 1.......    --%       --%     --%    0.90%+    (0.44)%     (0.69)%
      Marsico Growth Class 1.............    --        --      --    (3.00)+    (0.73)(5)   (0.19)

   (4) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Technology Portfolio would have been lower by 0.02% for Class 1.
   (5)  Gross of custody credits of 0.01%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                               ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                               VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
             PERIOD          BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
              ENDED          OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------------------
                                           International Growth and Income Portfolio Class 1

      11/30/98                $10.41      $ 0.13        $ 0.86         $ 0.99        $(0.03)        $(0.06)     $11.31       9.58%
      1/31/99#                 11.31          --          0.40           0.40         (0.02)         (0.19)      11.50       3.56
      1/31/00                  11.50        0.15          1.97           2.12         (0.45)         (0.89)      12.28      17.99
      1/31/01                  12.28        0.12          0.36           0.48         (0.12)         (0.13)      12.51       3.95
      1/31/02                  12.51        0.09         (3.05)         (2.96)        (0.03)         (0.45)       9.07     (23.67)
      1/31/03                   9.07        0.09         (1.96)         (1.87)        (0.05)            --        7.15     (20.66)

                                                   Global Equities Portfolio Class 1

      11/30/98                 15.98        0.07          2.40           2.47         (0.19)         (1.36)      16.90      15.34
      1/31/99#                 16.90          --          1.71           1.71            --             --       18.61      10.12
      1/31/00                  18.61        0.06          4.00           4.06         (0.21)         (1.37)      21.09      23.67
      1/31/01                  21.09       (0.03)        (1.91)         (1.94)        (0.03)         (1.59)      17.53      (9.29)
      1/31/02                  17.53        0.02         (4.90)         (4.88)        (0.01)         (2.15)      10.49     (27.72)
      1/31/03                  10.49        0.02         (2.64)         (2.62)           --             --        7.87     (24.98)

                                          International Diversified Equities Portfolio Class 1

      11/30/98                 11.33        0.15          1.93           2.08         (0.40)         (0.15)      12.86      18.33
      1/31/99#                 12.86       (0.01)         0.22           0.21            --             --       13.07       1.63
      1/31/00                  13.07        0.13          1.91           2.04         (0.21)         (0.08)      14.82      15.85
      1/31/01                  14.82        0.11         (1.91)         (1.80)        (0.12)         (2.14)      10.76     (12.71)
      1/31/02                  10.76        0.07         (2.94)         (2.87)           --          (0.65)       7.24     (27.07)
      1/31/03                   7.24        0.07         (2.13)            --            --             --        5.18     (28.45)

                                NET                       RATIO OF NET
                               ASSETS      RATIO OF        INVESTMENT
                               END OF     EXPENSES TO   INCOME (LOSS) TO
             PERIOD            PERIOD     AVERAGE NET     AVERAGE NET      PORTFOLIO
              ENDED            (000S)       ASSETS           ASSETS        TURNOVER
      ---------------------  -------------------------------------------------------
                                International Growth and Income Portfolio Class 1
      11/30/98               $  128,344      1.46%            1.12%            51%
      1/31/99#                  142,497      1.46+           (0.10)+           10
      1/31/00                   253,962      1.21             1.16             75
      1/31/01                   342,114      1.18             0.95             80
      1/31/02                   289,084      1.20             0.84            148
      1/31/03                   177,883      1.22             1.08            264
                                        Global Equities Portfolio Class 1
      11/30/98                  420,358      0.88             0.46             92
      1/31/99#                  463,138      0.86+           (0.04)+           12
      1/31/00                   632,495      0.84             0.30             94
      1/31/01                   650,067      0.84            (0.15)            93
      1/31/02                   409,626      0.87             0.14             75
      1/31/03                   221,301      0.93(1)          0.19(1)          71
                              International Diversified Equities Portfolio Class 1
      11/30/98                  354,174      1.26             1.18             40
      1/31/99#                  373,785      1.26+           (0.43)+            7
      1/31/00                   464,988      1.22             0.95             65
      1/31/01                   442,009      1.21             0.89             72
      1/31/02                   309,703      1.23             0.84             29
      1/31/03                   156,911      1.22             0.97             48

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower by 0.00% for Class 1.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                               ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                               VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
             PERIOD          BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
              ENDED          OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------------------
                                                   Emerging Markets Portfolio Class 1

      11/30/98                $ 8.03      $ 0.04        $(1.78)        $(1.74)       $(0.07)        $   --      $ 6.22     (21.86)%
      1/31/99#                  6.22        0.01            --           0.01         (0.01)            --        6.22       0.20
      1/31/00                   6.22       (0.03)         4.81           4.78            --             --       11.00      76.86
      1/31/01                  11.00       (0.02)        (2.95)         (2.97)        (0.06)         (0.16)       7.81     (26.87)
      1/31/02                   7.81        0.03         (0.95)         (0.92)        (0.02)         (0.08)       6.79     (11.49)
      1/31/03                   6.79        0.02         (0.74)         (0.72)        (0.02)(3)         --        6.05     (10.63)

                                NET                       RATIO OF NET
                               ASSETS      RATIO OF        INVESTMENT
                               END OF     EXPENSES TO   INCOME (LOSS) TO
             PERIOD            PERIOD     AVERAGE NET     AVERAGE NET      PORTFOLIO
              ENDED           (000'S)       ASSETS           ASSETS        TURNOVER
      ---------------------  -------------------------------------------------------
                                       Emerging Markets Portfolio Class 1
      11/30/98               $   31,685      1.90%(2)         0.61%(2)         96%
      1/31/99#                   32,708      1.90+(2)         0.60+(2)         22
      1/31/00                   102,740      1.90(1)(2)      (0.41)(1)(2)     145
      1/31/01                    96,507      1.57(2)         (0.22)(2)        125
      1/31/02                    82,624      1.53(2)          0.51(2)         113
      1/31/03                    63,377      1.53(2)          0.43(2)         118

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1) The ratios reflect an expense cap of 1.90% which is net of custody credits (0.01%) or waiver/reimbursement if applicable.
   (2) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                       EXPENSES
                                                  --------------------------------------------------
                                                  11/98    1/99+    1/00    1/01     1/02      1/03
                                                  --------------------------------------------------
       Emerging Markets Class 1...............    2.01%    2.29%    1.91%   1.57%     1.53%    1.53%

                                                            NET INVESTMENT INCOME (LOSS)
                                                ----------------------------------------------------
                                                11/98    1/99+    1/00     1/01      1/02      1/03
                                                ----------------------------------------------------
       Emerging Markets Class 1...............  0.50%    0.21%    (0.42)%  (0.22)%    0.51%     0.43%

   (3) Includes a tax return of capital of less than $0.01 per share.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2003
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST
                   (CLASS 1 SHARES, FORMERLY CLASS A SHARES)

                  --    Cash Management Portfolio
                  --    Corporate Bond Portfolio
                  --    Worldwide High Income Portfolio
                  --    SunAmerica Balanced Portfolio
                  --    Equity Index Portfolio
                  --    Federated American Leaders Portfolio
                        (formerly Federated Value Portfolio)
                  --    Davis Venture Value Portfolio
                  --    Alliance Growth Portfolio
                  --    Aggressive Growth Portfolio
                  --    International Growth and Income Portfolio
                  --    Emerging Markets Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

EXPENSE SUMMARY.............................................     18

ACCOUNT INFORMATION.........................................     20

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     22

  Investment Strategies.....................................     22

GLOSSARY....................................................     25

  Investment Terminology....................................     25

  Risk Terminology..........................................     27

MANAGEMENT..................................................     30

  Information about the Investment Adviser and Manager......     30

  Information about the Subadvisers.........................     30

  Information about the Distributor.........................     31

  Portfolio Management......................................     32

  Custodian, Transfer and Dividend Paying Agent.............     36

FINANCIAL HIGHLIGHTS........................................     37

FOR MORE INFORMATION........................................     42

      --------------------------------------------------------------------






                 TRUST HIGHLIGHTS

      --------------------------------------------------------------------




      The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the "Trust") and to provide you with information about the Trust's eleven separate investment series ("Portfolios") and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begins on page 22, and the glossary that follows on page 25.



                        Q&A




       YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.



       INCOME is interest payments from bonds or dividends from stocks.



       TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.



       "HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.



       "NET ASSETS" as referred to under "Principal Investment Strategy" takes into account borrowings for investment purposes.


Q:   WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL
     INVESTMENT STRATEGIES?


A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. A Portfolio's investment goal may be changed without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.

  ----------------------------------------------------------------------------------------------
    PORTFOLIO               INVESTMENT GOAL
                                                        PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------

    Cash Management         high current yield          invests in a diversified selection
    Portfolio               consistent with             of money market instruments
                            liquidity and
                            preservation of capital
  ----------------------------------------------------------------------------------------------
    Corporate Bond          high total return with      invests, under normal
    Portfolio               only moderate price risk    circumstances, at least 80% of net
                                                        assets in fixed income securities,
                                                        but invests primarily in investment
                                                        grade fixed income securities; may
                                                        invest up to 35% in fixed income
                                                        securities rated below investment
                                                        grade
  ----------------------------------------------------------------------------------------------
    Worldwide High Income   high current income and,    invests, under normal
    Portfolio               secondarily, capital        circumstances, at least 80% of net
                            appreciation                assets in high income securities of
                                                        issuers located throughout the
                                                        world
  ----------------------------------------------------------------------------------------------
    SunAmerica Balanced     conservation of             maintains at all times a balanced
    Portfolio               principal and capital       portfolio of stocks and bonds, with
                            appreciation                at least 25% invested in fixed
                                                        income securities
  ----------------------------------------------------------------------------------------------
    Equity Index Portfolio  investment results that     invests, under normal
                            correspond with the         circumstances, at least 80% of net
                            performance of the          assets in common stocks included in
                            Standard & Poor's 500       the S&P 500
                            Composite Stock Price
                            Index (S&P 500)
  ----------------------------------------------------------------------------------------------
    Federated American      growth of capital and       invests primarily in the securities
    Leaders Portfolio       income                      of high quality companies
  ----------------------------------------------------------------------------------------------
    Davis Venture Value     growth of capital           invests primarily in common stocks
    Portfolio                                           of companies with market
                                                        capitalizations of at least $5
                                                        billion
  ----------------------------------------------------------------------------------------------

       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.




       INDEX PORTFOLIOS typically are comprised of securities that make up or replicate a target index; the primary objective is to mirror the investment results of the index.



       A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.



       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.



       MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.



       AN "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrialization cycle.


  ----------------------------------------------------------------------------------------------
    PORTFOLIO               INVESTMENT GOAL
                                                        PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Alliance Growth         long-term growth of         invests primarily in equity
    Portfolio               capital                     securities of a limited number of
                                                        large, carefully selected, high
                                                        quality U.S. companies that are
                                                        judged likely to achieve superior
                                                        earnings
  ----------------------------------------------------------------------------------------------
    Aggressive Growth       capital appreciation        invests primarily in equity
    Portfolio                                           securities of high growth companies
                                                        including small and medium sized
                                                        growth companies with market
                                                        capitalizations of $1.5 billion to
                                                        $15 billion
  ----------------------------------------------------------------------------------------------
    International Growth    growth of capital and,      invests primarily in common stocks
    and Income Portfolio    secondarily, current        traded on markets outside the U.S.
                            income
  ----------------------------------------------------------------------------------------------
    Emerging Markets        long-term capital           invests, under normal
    Portfolio               appreciation                circumstances, at least 80% of net
                                                        assets in common stocks and other
                                                        equity securities of companies that
                                                        its Subadviser believes have
                                                        above-average growth prospects
                                                        primarily in emerging markets
                                                        outside the U.S.
  ----------------------------------------------------------------------------------------------

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 22 describe various additional risks.

    Risks of Investing in Equity Securities

    The FEDERATED AMERICAN LEADERS, DAVIS VENTURE VALUE, ALLIANCE GROWTH, AGGRESSIVE GROWTH, INTERNATIONAL GROWTH AND INCOME and EMERGING MARKETS PORTFOLIOS invests primarily in equity securities. In addition, the SUNAMERICA BALANCED PORTFOLIO invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Growth Stocks

    Growth stocks are historically volatile, which will particularly affect the ALLIANCE GROWTH, AGGRESSIVE GROWTH and INTERNATIONAL GROWTH AND INCOME PORTFOLIOS.

    Risks of Value Investing

    The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect, will particularly affect the FEDERATED AMERICAN LEADERS PORTFOLIO.

    Risks of Investing in Bonds

    The CORPORATE BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest primarily in bonds. In addition, the SUNAMERICA BALANCED PORTFOLIO may invest significantly in bonds. As with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Junk Bonds

    The WORLDWIDE HIGH INCOME PORTFOLIO invests predominantly in junk bonds, which are considered speculative. The CORPORATE BOND PORTFOLIO also may invest significantly in junk bonds. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing in Money Market Securities

    You should be aware that an investment in the CASH MANAGEMENT PORTFOLIO is subject to the risk that the value of its investments in high-quality short-term debt obligations ("money market securities") may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The CASH MANAGEMENT PORTFOLIO does not seek to maintain a stable net asset value.

    Risks of Investing Internationally

    Except for the CASH MANAGEMENT PORTFOLIO, all of the Portfolios may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios except for the CASH MANAGEMENT PORTFOLIO and are primary risks of the WORLDWIDE HIGH INCOME, INTERNATIONAL GROWTH AND INCOME and EMERGING MARKETS PORTFOLIOS.

    Risks of Investing in Emerging Market Countries

    The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. The WORLDWIDE HIGH INCOME and EMERGING MARKETS PORTFOLIOS invest significantly in emerging market countries. In addition, the INTERNATIONAL GROWTH and INCOME PORTFOLIO may also invest in emerging market countries.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the ALLIANCE GROWTH, AGGRESSIVE GROWTH, INTERNATIONAL GROWTH and INCOME and EMERGING MARKETS PORTFOLIOS.

    Risks of a "Passively Managed" Strategy

    The EQUITY INDEX PORTFOLIO will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). If the Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolio.

    Risks of Investing in "Non-Diversified" Portfolios

    The WORLDWIDE HIGH INCOME PORTFOLIO is organized as a "non-diversified" Portfolios. A non-diversified Portfolio can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, a Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future. Performance information is not included for Portfolios that have not been in existence for at least one full calendar year.

--------------------------------------------------------------------------------

                           CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                   CASH MANAGEMENT PORTFOLIO CLASS 1
                                                                   ---------------------------------
1994                                                                             3.80
1995                                                                             5.48
1996                                                                             4.91
1997                                                                             5.22
1998                                                                             5.05
1999                                                                             4.87
2000                                                                             6.05
2001                                                                             3.67
2002                                                                             1.40

During the period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ended 12/31/00) and the lowest return for a quarter was 0.27% (quarter ended 6/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 0.18%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR       YEARS     INCEPTION(1)
-------------------------------------------------------------------------------------------------
 Cash Management Portfolio Class 1                              1.40%      4.20%         4.30%
-------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is February 9, 1993.

--------------------------------------------------------------------------------

                            CORPORATE BOND PORTFOLIO
--------------------------------------------------------------------------------
                                   (CLASS 1)*
                                  (BAR CHART)

                                                                   CORPORATE BOND PORTFOLIO CLASS 1
                                                                   --------------------------------
1994                                                                             -3.19
1995                                                                             17.78
1996                                                                              4.49
1997                                                                             10.90
1998                                                                              6.05
1999                                                                             -1.85
2000                                                                              5.03
2001                                                                              7.59
2002                                                                              7.46

During the period shown in the bar chart, the highest return for a quarter was 5.94% (quarter ended 06/30/95) and the lowest return for a quarter was -2.89% (quarter ended 03/31/94). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 2.77%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                      PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                         YEAR        YEARS      INCEPTION(1)
--------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio Class 1                              7.46%       4.79%          5.81%
--------------------------------------------------------------------------------------------------
 Lehman Brothers Corporate Bond Index(2)                      10.12%       7.12%          7.27%
--------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is July 1, 1993.

(2) The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

--------------------------------------------------------------------------------

                        WORLDWIDE HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------
                                   (CLASS 1)*
                                  (BAR CHART)

                                                                WORLDWIDE HIGH INCOME PORTFOLIO CLASS 1
                                                                ---------------------------------------
1995                                                                             20.97
1996                                                                             25.32
1997                                                                             15.54
1998                                                                            -17.07
1999                                                                             19.31
2000                                                                             -2.96
2001                                                                             -3.20
2002                                                                             -0.39

During the period shown in the bar chart, the highest return for a quarter was 12.07% (quarter ended 06/30/95) and the lowest return for a quarter was -24.35% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 6.04%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE       PAST FIVE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 Worldwide High Income Portfolio Class 1                    -0.39%          -1.53%            5.81%
------------------------------------------------------------------------------------------------------
 First Boston High-Yield Bond Index(2)                       3.01%           1.42%            5.87%
------------------------------------------------------------------------------------------------------
 J.P. Morgan EMBI Global Index(3)                           13.11%           7.58%           12.38%
------------------------------------------------------------------------------------------------------
 Blended Index(4)                                            8.11%           4.78%            9.38%
------------------------------------------------------------------------------------------------------
 Blended Index(5)                                            8.71%           4.49%            9.45%
------------------------------------------------------------------------------------------------------
 J.P. Morgan EMBI Plus(6)                                   14.24%           7.18%           12.61%
------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception returns for the comparative indices are as of the inception date month end.

(2) The First Boston High-Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated B or lower.

(3) The J.P. Morgan EMBI Global Index is a market-weighted index composed of U.S. dollar denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

(4) Effective August 1, 2002, the Portfolio selected a blended index comprised 50% of First Boston High-Yield Bond Index and 50% of J.P. Morgan Emerging Markets Bond Index (EMBI) Global Index for index comparison purposes, rather than First Boston High-Yield Bond Index and J.P. Morgan EMBI Plus. The Blended Index as modified better matches the asset and country composition of the Portfolio.

(5) Prior to August 1, 2002, the Portfolio used a blended index comprised 50% of the First Boston High-Yield Bond Index and 50% of the J.P. Morgan Emerging Markets Bond Index (EMBI) Plus.

(6) The J.P. Morgan EMBI Plus is a market-weighted index composed of all Brady Bonds outstanding; it includes Argentina, Brazil, Mexico, Nigeria, the Philippines and Venezuela.

--------------------------------------------------------------------------------

                         SUNAMERICA BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                 SUNAMERICA BALANCED PORTFOLIO CLASS 1
                                                                 -------------------------------------
1997                                                                             24.48
1998                                                                             24.61
1999                                                                             21.40
2000                                                                             -9.43
2001                                                                            -13.14
2002                                                                            -15.18

During the period shown in the bar chart, the highest return for a quarter was 15.55% (quarter ended 12/31/98) and the lowest return for a quarter was -11.19% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -1.86%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE       PAST FIVE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 SunAmerica Balanced Portfolio Class 1                      -15.18%          0.19%            5.10%
------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%         -0.58%            5.83%
------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)                     10.26%          7.54%            8.17%
------------------------------------------------------------------------------------------------------
 Blended Index(4)                                            -9.05%          3.16%            6.95%
------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 3, 1996.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(4) The Blended Index consists of 55% S&P 500 Index, 35% Lehman Brothers U.S. Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                    EQUITY INDEX PORTFOLIO CLASS 1
                                                                    ------------------------------
1999                                                                             17.14
2000                                                                             -9.46
2001                                                                            -12.26
2002                                                                            -22.42

During the period shown in the bar chart, the highest return for a quarter was 14.57% (quarter ended 12/31/99) and the lowest return for a quarter was -17.20% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -3.21%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                      PAST ONE     SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)                        YEAR       INCEPTION(1)
------------------------------------------------------------------------------------
 Equity Index Portfolio Class 1                                -22.42%      -6.05%
------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%      -6.78%
------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is December 14, 1998. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                      FEDERATED AMERICAN LEADERS PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                   FEDERATED VALUE PORTFOLIO CLASS 1
                                                                   ---------------------------------
1997                                                                             31.43
1998                                                                             17.96
1999                                                                              6.19
2000                                                                              2.39
2001                                                                             -2.33
2002                                                                            -19.78

During the period shown in the bar chart, the highest return for a quarter was 16.10% (quarter ended 12/31/98) and the lowest return for a quarter was -19.38% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -5.67%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                   PAST ONE    PAST FIVE     SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)                     YEAR        YEARS       INCEPTION(1)
----------------------------------------------------------------------------------------------
 Federated American Leaders Portfolio Class 1(2)            -19.78%       0.10%        5.59%
----------------------------------------------------------------------------------------------
 S&P 500/Barra Value Index(3)                               -20.86%      -0.85%        5.15%
----------------------------------------------------------------------------------------------
 S&P 500 Index(4)                                           -22.10%      -0.58%        5.83%
----------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 3, 1996.

(2) Prior to May 1, 2003, the Federated American Leaders Portfolio was named the Federated Value Portfolio.

(3) Effective May 1, 2003, the Portfolio has selected the S&P 500/Barra Value Index for performance comparisons. These indices are designed to differentiate between fast growing companies and slower growing or undervalued companies. Standard & Poor's and Barra cooperate to employ a price to book value calculation, whereby the market capitalization of an index (S&P 500, S&P MidCap 400, S&P SmallCap 600) is divided equally between growth and value. The growth and value definition are only available on the U.S. indices. The indices are rebalanced twice per year. The change in indices was made because the S&P/Barra Value Index correlates closely to the Portfolio's peer group.

(4) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                         DAVIS VENTURE VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                 DAVIS VENTURE VALUE PORTFOLIO CLASS 1
                                                                 -------------------------------------
1995                                                                             37.45
1996                                                                             24.76
1997                                                                             34.32
1998                                                                             13.73
1999                                                                             16.11
2000                                                                              9.47
2001                                                                            -11.32
2002                                                                            -16.77

During the period shown in the bar chart, the highest return for a quarter was 21.07% (quarter ended 12/31/98) and the lowest return for a quarter was -14.87% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -4.66%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Davis Venture Value Portfolio Class 1                      -16.77%       1.30%         11.51%
------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%      -0.58%          9.78%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                   ALLIANCE GROWTH PORTFOLIO CLASS 1
                                                                   ---------------------------------
1994                                                                             -2.16
1995                                                                             43.79
1996                                                                             29.11
1997                                                                             31.43
1998                                                                             52.23
1999                                                                             33.07
2000                                                                            -19.47
2001                                                                            -14.00
2002                                                                            -31.26

During the period shown in the bar chart, the highest return for a quarter was 32.57% (quarter ended 12/31/98) and the lowest return for a quarter was -16.67% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.86%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio Class 1                          -31.26%      -0.72%         10.00%
------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(2)                               -27.88%      -3.84%          6.89%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is February 9, 1993.

(2) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                                   (CLASS 1)*
                                  (BAR CHART)

                                                                  AGGRESSIVE GROWTH PORTFOLIO CLASS 1
                                                                  -----------------------------------
1997                                                                             12.35
1998                                                                             17.43
1999                                                                             84.66
2000                                                                            -15.25
2001                                                                             -31.7
2002                                                                            -24.71

During the period shown in the bar chart, the highest return for a quarter was 53.68% (quarter ended 12/31/99) and the lowest return for a quarter was -27.42% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -2.65%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio Class 1                        -24.71%      -1.12%         1.71%
------------------------------------------------------------------------------------------------
 Russell 3000(R) Index(2)                                   -21.54%      -0.71%         5.30%
------------------------------------------------------------------------------------------------
 Russell 2000(R) Index(3)                                   -20.48%      -1.36%         2.24%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)Inception date for the Portfolio is June 3, 1996.

(2)Effective May 1, 2003, the Portfolio has selected the Russell 3000(R) Index for performance comparisons. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The change in indices was made because the Russell 3000(R) Index is more representative of the Portfolio's investment strategy.

(3)The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------

                   INTERNATIONAL GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                               INTERNATIONAL GROWTH AND INCOME PORTFOLIO
                                                                                CLASS 1
                                                               -----------------------------------------
1998                                                                             10.83
1999                                                                             24.18
2000                                                                              1.16
2001                                                                            -22.24
2002                                                                            -20.89

During the period shown in the bar chart, the highest return for a quarter was 16.93% (quarter ended 12/31/98) and the lowest return for a quarter was -23.49% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -7.82%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 International Growth and Income Portfolio Class 1          -20.89%      -3.05%        -1.67%
------------------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                         -15.94%      -2.89%        -3.20%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 2, 1997.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index represents the foreign stocks of 20 countries in Europe, Australasia and the Far East.

--------------------------------------------------------------------------------

                           EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                  EMERGING MARKETS PORTFOLIO CLASS 1
                                                                  ----------------------------------
1998                                                                            -24.27
1999                                                                             77.45
2000                                                                            -36.38
2001                                                                             -1.76
2002                                                                             -7.14

During the period shown in the bar chart, the highest return for a quarter was 38.80% (quarter ended 12/31/99) and the lowest return for a quarter was -22.17% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -6.86%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                      PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                         YEAR        YEARS      INCEPTION(1)
--------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio Class 1                           -7.14%       -4.85%        -7.41%
----------------------------------------------------------------------------------
 MSCI Emerging Markets Free Index(2)                          -6.00%       -4.58%        -8.05%
--------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 2, 1997.

(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on Class 1 shares if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                              CASH MANAGEMENT          CORPORATE BOND        WORLDWIDE HIGH INCOME
                                                 PORTFOLIO                PORTFOLIO                PORTFOLIO
                                            --------------------   -----------------------   ---------------------
                                                  CLASS 1                  CLASS 1                  CLASS 1
                                            --------------------   -----------------------   ---------------------
Management Fees                                     0.48%                   0.59%                    1.00%
Distribution and/or Service (12b-1) Fees            0.00%                   0.00%                    0.00%
Other Expenses                                      0.04%                   0.06%                    0.15%
Total Annual Portfolio Operating Expenses           0.52%                   0.65%                    1.15%

                                            SUNAMERICA BALANCED
                                                 PORTFOLIO
                                            --------------------
                                                  CLASS 1
                                            --------------------
Management Fees                                     0.61%
Distribution and/or Service (12b-1) Fees            0.00%
Other Expenses                                      0.07%
Total Annual Portfolio Operating Expenses           0.68%

                                                 EQUITY INDEX           FEDERATED AMERICAN     DAVIS VENTURE VALUE
                                                 PORTFOLIO(2)          LEADERS PORTFOLIO(1)         PORTFOLIO
                                            -----------------------   ----------------------   --------------------
                                                    CLASS 1                  CLASS 1                 CLASS 1
                                            -----------------------   ----------------------   --------------------
Management Fees                                      0.40%                     0.69%                   0.71%
Distribution and/or Service (12b-1) Fees             0.00%                     0.01%                   0.00%
Other Expenses                                       0.18%                     0.06%                   0.04%
Total Annual Portfolio Operating Expenses            0.58%                     0.76%                   0.75%

                                             ALLIANCE GROWTH
                                                PORTFOLIO
                                            -----------------
                                                 CLASS 1
                                            -----------------
Management Fees                                   0.61%
Distribution and/or Service (12b-1) Fees          0.00%
Other Expenses                                    0.04%
Total Annual Portfolio Operating Expenses         0.65%

                                                                       INTERNATIONAL GROWTH
                                               AGGRESSIVE GROWTH            AND INCOME           EMERGING MARKETS
                                                   PORTFOLIO                PORTFOLIO               PORTFOLIO
                                            -----------------------   ----------------------   --------------------
                                               CLASS 1                   CLASS 1                 CLASS 1
                                            -----------------------   ----------------------   --------------------
Management Fees                                      0.71%                     0.96%                   1.25%
Distribution and/or Service (12b-1) Fees             0.00%                     0.00%                   0.00%
Other Expenses                                       0.06%                     0.26%                   0.28%
Total Annual Portfolio Operating Expenses            0.77%                     1.22%                   1.53%

Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses
Total Annual Portfolio Operating Expenses

---------------

(1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's distribution fees have been reduced. "Distribution and/or Service (12b-1) Fees" does not take into account this expense reduction and are therefore higher than the actual "Distribution and/or Service (12b-1) Fees" of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" for Class 1 would have been as follows:

                                                -------
Federated American Leaders Portfolio             0.75%

(2) The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the following Portfolio classes do not exceed the amounts set forth below:

                                                CLASS 1
                                                -------
Equity Index Portfolio                           0.55%

    These waivers and reimbursements will continue indefinitely, but may be terminated at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the gross expenses shown in the fee tables, your costs would be:

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Cash Management Portfolio.................................   $ 53     $167      $291      $  653
Corporate Bond Portfolio..................................     66      208       362         810
Worldwide High Income Portfolio...........................    117      365       633       1,398
SunAmerica Balanced Portfolio.............................     69      218       379         847
Equity Index Portfolio*...................................     59      186       324         726
Federated American Leaders Portfolio*.....................     78      243       422         942
Davis Venture Value Portfolio.............................     77      240       417         930
Alliance Growth Portfolio.................................     66      208       362         810
Aggressive Growth Portfolio...............................     79      246       428         954
International Growth and Income Portfolio.................    124      387       670       1,477
Emerging Markets Portfolio................................    156      483       834       1,824

* The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from directed brokerage arrangements. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time. The following are your costs after these fee waivers and/or expense reimbursements and expense reductions.

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEAR
                                                            ------   -------   -------   --------
Equity Index Portfolio....................................   $ 56     $176      $307      $  689
Federated American Leaders Portfolio......................     77      240       417         930

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Class 1 shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("SAAMCo"), the Trust's investment adviser and manager. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. Class 1 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class 2 and 3 shares are offered through a separate prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

DISTRIBUTION (12b-1) PLAN

Class 1 shares of each Portfolio (other than the Cash Management Portfolio) are subject to distribution fees pursuant to a Rule 12b-1 plan. Each Portfolio may participate in directed brokerage programs whereby a portion of the brokerage commissions generated by a Portfolio will be used to make payments to AIG SunAmerica Capital Services, Inc. (the "Distributor"). The Distributor will use the money to pay for expenses designed to promote the sale of Class 1 shares of each Portfolio. Such payments to the Distributor will not exceed an annual rate of 0.75% of the average daily net assets of Class 1 shares of each Portfolio. Because these distribution fees are paid for out of directed brokerage, these fees will not increase the cost of your investment or affect your return.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. Securities for which quotations are not readily available or if a development/event occurs that may significantly impact the value of the securities then these securities are fair valued as determined pursuant to procedures adopted in good faith under the direction of the Trust's Trustees.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 1 shares are subject to distribution fees pursuant to a 12b-1 plan.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENT. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.


-----------------------------------------------------------------------------------------------------------------------
                                         CASH                                                 WORLDWIDE HIGH
                                      MANAGEMENT                 CORPORATE BOND                   INCOME
-----------------------------------------------------------------------------------------------------------------------
  What are the Portfolio's    - Fixed income securities:   - Fixed income securities:   - Foreign securities:
  principal investments?        - U.S. treasury bills        - corporate bonds            - emerging market
                                - agency discount notes      - investment grade fixed       government securities
                                - commercial paper             income securities          - emerging market
                                - corporate debt             - junk bonds                   corporate debt
                                  instruments                - U.S. government              instruments
                              - Short-term investments         securities                 - Eurobonds
                                - repurchase agreements                                   - Brady bonds
                                - bank obligations                                      - Junk bonds
-----------------------------------------------------------------------------------------------------------------------
  What other types of         N/A                          - Fixed income securities:   - Currency transactions
  investments or strategies                                  - preferred stocks         - Illiquid securities (up
  may the Portfolio use to a                                 - zero coupon, deferred      to 15%)
  significant extent?                                          interest and PIK bonds   - Borrowing for temporary
                                                               (up to 35%)                or emergency purposes
                                                           - Foreign securities           (up to 33 1/3%)
                                                           - When-issued and delayed
                                                             delivery transactions
                                                           - Illiquid securities (up
                                                             to 15%)
                                                           - Pass-through securities
                                                           - Convertible securities
-----------------------------------------------------------------------------------------------------------------------
  What other types of         - Short-term investments     - Short-term investments     - Hybrid instruments
  investments may the           - municipal obligations    - Defensive investments      - Options and Futures
  Portfolio use as part of                                 - Options and futures        - Forward commitments
  efficient portfolio                                        (up to 10%)
  management or to enhance                                 - Borrowing for temporary
  return?                                                    or emergency purposes
                                                             (up to 33 1/3%)
                                                           - Securities lending
                                                             (up to 33 1/3%)
-----------------------------------------------------------------------------------------------------------------------
  What additional risks       - Interest rate              - Credit quality             - Foreign exposure
  normally affect the           fluctuations               - Interest rate              - Emerging markets
  Portfolio?                  - Securities selection         fluctuations               - Credit quality
                                                           - Market                     - Interest rate
                                                             volatility                   fluctuations
                                                           - Small and medium sized     - Illiquidity
                                                             companies                  - Securities selection
                                                           - Securities selection       - Market
                                                                                          volatility
                                                                                        - Currency volatility
                                                                                        - Derivatives
                                                                                        - Non-diversified
                                                                                          status
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                    SUNAMERICA                                              FEDERATED
                                     BALANCED                  EQUITY INDEX              AMERICAN LEADERS
--------------------------------------------------------------------------------------------------------------
  What are the Portfolio's  - Equity securities:        - Equity securities:        - Equity securities:
  principal investments?      - common stocks             - common stocks             - large-cap stocks
                            - Fixed income securities:
                              - U.S. government
                                securities
                              - corporate debt
                                instruments
--------------------------------------------------------------------------------------------------------------
  What other types of       - Equity securities:        N/A                         - Equity securities:
  investments or              - small-cap stocks (up                                  - mid-cap stocks
  strategies may the            to 20%)                                             - Foreign securities:
  Portfolio use to a        - Short-term investments                                  - ADRs
  significant extent?       - Defensive investments
                            - Foreign securities
                            - Illiquid securities (up
                              to 15%)
--------------------------------------------------------------------------------------------------------------
  What other types of       - Options and futures       - Short-term investments    - Short-term investments
  investments may the       - Currency transactions     - Defensive investments     - Defensive investments
  Portfolio use as part of  - Borrowing for temporary   - Options and futures       - Options and futures
  efficient portfolio         or emergency purposes       (up to 10%)               - Borrowing for temporary
  management or to enhance    (up to 33 1/3%)           - Borrowing for temporary     or emergency purposes
  return?                   - Securities lending (up      or emergency purposes       (up to 33 1/3%)
                              to 33 1/3%)                 (up to 33 1/3%)           - Securities lending
                                                        - Securities lending          (up to 33 1/3%)
                                                          (up to 33 1/3%)
                                                        - Illiquid securities
                                                          (up to 15%)
                                                        - Small-cap stocks
                                                        - Registered investment
                                                          companies
                                                        - Firm commitments
                                                        - When-issued and delayed-
                                                          delivery transactions
--------------------------------------------------------------------------------------------------------------
  What additional risks     - Market volatility         - Market volatility         - Market volatility
  normally affect the       - Interest rate             - Passively managed         - Securities selection
  Portfolio?                  fluctuations                strategy
                            - Credit quality            - Active trading
                            - Currency volatility
                            - Foreign exposure
                            - Derivatives
                            - Hedging
                            - Securities selection
--------------------------------------------------------------------------------------------------------------

--------------------------  ------------------------------
                                  DAVIS VENTURE
                                      VALUE
--------------------------  ------------------------------
  What are the Portfolio's  - Equity securities:
  principal investments?      - large-cap stocks
--------------------------------------------------------------
  What other types of       - Mid-cap stocks
  investments or            - Foreign securities
  strategies may the
  Portfolio use to a
  significant extent?
-------------------------------------------------------------------
  What other types of       - Short-term investments
  investments may the       - Defensive investments
  Portfolio use as part of  - U.S. government
  efficient portfolio         securities
  management or to enhance
  return?
------------------------------------------------------------------------
  What additional risks     - Market volatility
  normally affect the       - Securities selection
  Portfolio?
-----------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                                     INTERNATIONAL
                         ALLIANCE GROWTH       AGGRESSIVE GROWTH   GROWTH AND INCOME    EMERGING MARKETS
---------------------------------------------------------------------------------------------------------
  What are the      - Equity securities:       - Equity            - Equity            - Equity
  Portfolio's         - large-cap stocks         securities:         securities:         securities:
  principal                                      - small-cap         - large-cap         - small-cap
  investments?                                     stocks              stocks              stocks
                                                 - mid-cap stocks      (foreign)         - mid-cap stocks
                                                 - convertible     - Foreign           - Foreign
                                                   securities        securities          securities
                                                 - warrants
                                               - Defensive
                                                 investments
                                               - Options and
                                                 futures
---------------------------------------------------------------------------------------------------------
  What other types  - Foreign securities       - Large-cap stocks  - Equity            - Hybrid
  of investments      (up to 25%)                                    securities:         instruments
  or strategies                                                      - mid-cap stocks  - Equity swaps
  may the                                                              (foreign)
  Portfolio use to                                                 - Foreign
  a significant                                                      securities:
  extent?                                                            - emerging
                                                                       markets
---------------------------------------------------------------------------------------------------------
  What other types  - Short-term investments   - Borrowing for     - Equity            N/A
  of investments    - Defensive investments      temporary or        securities:
  may the           - Borrowing for temporary    emergency           - small-cap
  Portfolio use as    or emergency purposes      purposes              stocks
  part of             (up to 33 1/3%)            (up to 33 1/3%)       (foreign)
  efficient         - Options and futures      - Options and         - large-cap
  portfolio                                      futures               stocks (U.S.)
  management or to                             - Illiquid          - Currency
  enhance return?                                securities          transactions
                                                 (up to 15%)       - Short-term
                                               - Short-term          investments
                                                 investments       - Hybrid
                                                                     instruments
                                                                   - Equity swaps
---------------------------------------------------------------------------------------------------------
  What additional   - Market volatility        - Market            - Currency          - Currency
  risks normally    - Securities selection       volatility          volatility          volatility
  affect the        - Active trading           - Securities        - Foreign exposure  - Foreign exposure
  Portfolio?        - Growth stocks              selection         - Market            - Emerging markets
                                               - IPO investing       volatility        - Growth stocks
                                               - Illiquidity       - IPO investing     - IPO investing
                                               - Interest rate     - Securities        - Market
                                                 fluctuations        selection           volatility
                                               - Small and medium  - Hedging           - Securities
                                                 sized companies   - Growth stocks       selection
                                               - Credit quality
                                               - Derivatives
                                               - Hedging
                                               - Emerging markets
                                               - Growth stocks
                                               - Active trading
                                               - Technology
                                                 sector
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000(R) Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Midcap(R) Index, and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED

INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - HIGH INCOME SECURITIES, with respect to the Worldwide High Income Portfolio, are defined as medium and lower-grade income securities, which include securities rated at the time of purchase BBB or lower by Standard & Poor's ("S&P") or rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") and unrated securities determined by the Subadviser to be comparable quality at the time of purchase.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's. INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

HYBRID INSTRUMENTS, such as INDEXED (i.e., Standard and Poor's Depositary Receipts ("SPDRs") and iShares(SM)) STRUCTURED SECURITIES and other EXCHANGE TRADED FUNDS ("ETFS"), can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write
(sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. With respect to the Cash Management Portfolio, short-term investments may also include investment in taxable municipal obligations which are debt obligations of a state or local government entity and an outgrowth of the Tax Reform Act of 1986, which restricted the issuance of traditional tax-exempt securities. Taxable municipal bonds are issued as private purpose bonds to finance such prohibited projects as a sports stadium, as municipal revenue bonds where caps apply, or as public purpose bonds where the 10% private use limitation has been exceeded.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

IPO INVESTING: A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPOs") exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated in significant amounts over short periods of time.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NON-DIVERSIFIED STATUS: Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

PASSIVELY MANAGED STRATEGY: A Portfolio following a passively managed strategy will not deviate from its investment strategy. It may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks over the course of a year, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $31 billion as of December 31, 2002. SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Strategic Investment Series, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2003, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                  PORTFOLIO                              FEE
                  ---------                              ---
Cash Management Portfolio....................            0.48%
Corporate Bond Portfolio.....................            0.59%
Worldwide High Income Portfolio..............            1.00%
SunAmerica Balanced Portfolio................            0.61%
Equity Index Portfolio.......................            0.40%
Federated American Leaders Portfolio.........            0.69%
Davis Venture Value Portfolio................            0.71%
Alliance Growth Portfolio....................            0.61%
Aggressive Growth Portfolio..................            0.71%
International Growth and Income Portfolio....            0.96%
Emerging Markets Portfolio...................            1.25%

INFORMATION ABOUT THE SUBADVISERS

ALLIANCE CAPITAL MANAGEMENT L.P. (Alliance) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading global investment management firm. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As of December 31, 2002, Alliance had approximately $386 billion in assets under management.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) is located at One Bank of America Plaza, Charlotte, NC 28255. BACAP is dedicated to providing responsible investment management and superior service and manages money for corporations, endowments and foundations, public funds/municipalities and individuals. As of December 31, 2002, BACAP and its affiliates had over $310 billion in assets under management.

DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISORS (Davis) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by SAAMCo) for the assets of the Portfolios allocated to it. As of December 31, 2002, Davis had approximately $33.6 billion in assets under management.

FEDERATED INVESTMENT COUNSELING (Federated) is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated and its affiliate companies serves as investment adviser to a number of investment companies and private accounts. As of December 31, 2002, Federated had approximately $195 billion in assets under management.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (MSIM Inc.) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM Inc. is located at 1221 Avenue of the Americas, New York, NY 10020. MSIM Inc. does business in certain circumstances, including its role as a Subadviser to the Trust, using the name "VAN KAMPEN." As of December 31, 2002, MSIM Inc. together with its affiliated asset management companies had approximately $376.3 billion in assets under management with approximately $156.1 billion in institutional assets.

PUTNAM INVESTMENT MANAGEMENT, LLC (Putnam) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of December 31, 2002, Putnam had approximately $250.9 billion in assets under management.

U.S. BANCORP ASSET MANAGEMENT, INC. (USBAM) is located at 800 Nicollet Mall, Minneapolis, MN 55402. USBAM (formerly U.S. Bancorp Piper Jaffrey Asset Management) served as investment adviser to separately managed accounts, in addition to the First American Family of Funds. As of December 31, 2002, USBAM had more than $120 billion in assets under management.

SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' Class 1 shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team(s) for each Portfolio is set forth below following table.

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Cash Management Portfolio     BACAP                         - Cash Investments Team      N/A
----------------------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio      Federated                     - Joseph M. Balestrino       Mr. Balestrino joined
                                                               Senior Vice President and  Federated in 1986 as a
                                                               Portfolio Manager          Project Manager in the
                                                                                          Product Design
                                                                                          Department and became
                                                                                          an Assistant Vice
                                                                                          President and
                                                                                          Investment Analyst in
                                                                                          1991. He became a Vice
                                                                                          President and
                                                                                          portfolio manager in
                                                                                          1995 and a Senior Vice
                                                                                          President in 1998.
                                                             - Mark E. Durbiano           Mr. Durbiano joined
                                                               Senior Vice President and  Federated in 1982 as
                                                               Portfolio Manager          an Investment Analyst
                                                                                          and became a Vice
                                                                                          President and
                                                                                          portfolio manager in
                                                                                          1988. He has been a
                                                                                          Senior Vice President
                                                                                          since 1996.
                                                             - Christopher J. Smith       Mr. Smith joined
                                                               Vice President and         Federated in 1995 as a
                                                               Portfolio Manager          Portfolio Manager and
                                                                                          Vice President. Prior
                                                                                          to joining Federated,
                                                                                          he was an Assistant
                                                                                          Vice President at
                                                                                          Provident Life &
                                                                                          Accident Insurance
                                                                                          Company from 1987
                                                                                          through 1994.
----------------------------------------------------------------------------------------------------------------
 Worldwide High Income         Van Kampen                    High Yield Team and          Mr. Loery is an
 Portfolio                                                   Emerging Markets Debt Team   Executive Director and
                                                                                          Portfolio Manager of
                                                             Current members of the High  MSIM Inc. Mr. Loery
                                                             Yield Team include:          joined Morgan Stanley
                                                             - Gordon W. Loery            & Co. Incorporated
                                                               Executive Director and     (Morgan Stanley), a
                                                               Portfolio Manager          MSIM Inc. affiliate in
                                                                                          1990 as a fixed income
                                                                                          analyst and has been a
                                                                                          Portfolio Manager with
                                                                                          MSIM Inc.'s affiliate
                                                                                          Miller Anderson &
                                                                                          Sherrerd, LLP (MAS)
                                                                                          since 1996.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Worldwide High Income         Van Kampen                    - Chad Liu                   Mr. Liu joined MSIM
 Portfolio (continued)                                         Vice President and         Inc. in 1999 as a
                                                               Portfolio Manager          Financial Analyst.
                                                                                          Prior to that, he
                                                                                          received his M.B.A.
                                                                                          (Finance) from the
                                                                                          Wharton School,
                                                                                          University of
                                                                                          Pennsylvania. Mr. Liu
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
                                                             - Joshua M. Givelber         Mr. Givelber joined
                                                               Vice President and         MSIM Inc. in 2001 as a
                                                               Portfolio Manager          Vice President and
                                                                                          Financial Analyst.
                                                                                          Prior to that, he was
                                                                                          an Assistant Vice
                                                                                          President with Van
                                                                                          Kampen Investment
                                                                                          Advisory Corp. and an
                                                                                          Associate with
                                                                                          Davidson Kempner
                                                                                          Partners. Mr. Givelber
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
                                                             Current members of the
                                                             Emerging Markets Debt Team
                                                             include:
                                                             - Abigail McKenna            Ms. McKenna is a
                                                               Managing Director and      Managing Director of
                                                               Portfolio Manager          MSIM Inc. and
                                                                                          Portfolio Manager of
                                                                                          the emerging markets
                                                                                          debt portfolio. From
                                                                                          1995 to 1996, Ms.
                                                                                          McKenna was a Senior
                                                                                          Portfolio Manager at
                                                                                          MetLife Investment
                                                                                          Management Corp.
                                                                                          (MIMCO) Ms. McKenna
                                                                                          joined the firm in
                                                                                          1996.
                                                             - Eric Baurmeister           Mr. Baurmeister joined
                                                               Executive Director         MSIM Inc. in 1997 and
                                                                                          is a portfolio manager
                                                                                          of the emerging
                                                                                          markets debt
                                                                                          portfolio. Prior to
                                                                                          joining MSIM Inc., he
                                                                                          was a portfolio
                                                                                          manager at MIMCO from
                                                                                          1992 to 1996. He holds
                                                                                          the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Worldwide High Income         Van Kampen                    - Federico Kaune             Mr. Kaune joined MSIM
 Portfolio (continued)                                         Vice President and         Inc. in 2002 as a Vice
                                                               Portfolio Manager          President. Prior to
                                                                                          that, he was a Senior
                                                                                          Economist and Senior
                                                                                          Vice President with
                                                                                          Goldman Sachs &
                                                                                          Company.
----------------------------------------------------------------------------------------------------------------
 SunAmerica Balanced           SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
 Portfolio                                                     Senior Vice President and  portfolio manager with
                                                               Portfolio Manager          SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 Equity Index Portfolio        USBAM                         - Walter French              Mr. French, who joined
                                                               Director of                USBAM in 1999, is
                                                               Quantitative               director of the
                                                               Group and                  Quantitative group and
                                                               Portfolio                  equity index and
                                                               Manager                    enhanced index
                                                                                          portfolio manager.
                                                                                          Prior to joining
                                                                                          USBAM, he was Chief
                                                                                          Investment Officer and
                                                                                          portfolio manager at
                                                                                          Berkeley Quantitative
                                                                                          Advisors, Inc., a firm
                                                                                          he co-founded in 1987.
----------------------------------------------------------------------------------------------------------------
 Federated American Leaders    Federated                     - Kevin R. McCloskey         Mr. McCloskey, who
 Portfolio                                                     Vice President and         joined Federated in
                                                               Portfolio Manager          1999 as a portfolio
                                                                                          manager, is a Vice
                                                                                          President. From
                                                                                          September 1994 to July
                                                                                          1999, he served as a
                                                                                          portfolio manager, and
                                                                                          from January 1994 to
                                                                                          September 1994, he
                                                                                          served as an
                                                                                          investment/quantitative
                                                                                          analyst at Killian
                                                                                          Asset Management
                                                                                          Corpora-
                                                                                          tion. Mr. McCloskey
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Federated American Lenders    Federated                     - Steven J. Lehman           Mr. Lehman, who joined
 Portfolio (continued)                                         Vice President and Senior  Federated in 1997 as a
                                                               Portfolio Manager          senior portfolio
                                                                                          manager, is a Vice
                                                                                          President. From 1985
                                                                                          to 1997, he served as
                                                                                          portfolio manager at
                                                                                          First Chicago.
                                                             - John L. Nichol             Mr. Nichol, who joined
                                                               Vice President and         Federated in 2000 as a
                                                               Portfolio Manager          portfolio manager, is
                                                                                          a Vice President. From
                                                                                          1992 to 2000, he
                                                                                          served as portfolio
                                                                                          manager at Public
                                                                                          Employees Retirement
                                                                                          System of Ohio. Mr.
                                                                                          Nichols holds the
                                                                                          Chartered Financial
                                                                                          Analyst designation.
----------------------------------------------------------------------------------------------------------------
 Davis Venture Value           Davis                         - Christopher C. Davis       Mr. Davis has been
 Portfolio                                                     Portfolio Manager          employed by Davis
                                                                                          since 1989 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, co-portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
                                                             - Kenneth C. Feinberg        Mr. Feinberg has been
                                                               Portfolio Manager          employed by Davis
                                                                                          since 1994 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
----------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio     Alliance                      - James G. Reilly            Mr. Reilly joined the
                                                               Executive Vice President   company in 1984 as a
                                                               and Portfolio Manager      research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1993 and
                                                                                          was promoted to an
                                                                                          Executive Vice
                                                                                          President in 1999.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio   SAAMCo                        - Donna M. Calder            Ms. Calder joined
                                                               Senior Vice President and  SAAMCo in 1998 as a
                                                               Portfolio Manager          Vice President and
                                                                                          portfolio manager and
                                                                                          was named Senior Vice
                                                                                          President in February
                                                                                          2001. Prior to joining
                                                                                          SAAMCo, she was the
                                                                                          founder and General
                                                                                          Partner of Manhattan
                                                                                          Capital Partners, L.P.
                                                                                          from 1991 to 1995.
----------------------------------------------------------------------------------------------------------------
 International Growth and      Putnam                        - George W. Stairs           Mr. Stairs joined
 Income Portfolio                                              CFA, Senior Vice           Putnam in 1994 and has
                                                               President and Senior       16 years of investment
                                                               Portfolio Manager          experience. He is
                                                                                          responsible for Asia
                                                                                          Pacific core equity,
                                                                                          international core
                                                                                          equity, and
                                                                                          international value
                                                                                          equity portfolios and
                                                                                          is a member of the
                                                                                          teams that manage
                                                                                          Putnam International
                                                                                          Growth Fund and Putnam
                                                                                          International Growth
                                                                                          and Income Fund.
                                                             - Pamela R. Holding          Ms. Holding joined
                                                               CFA, Managing Director     Putnam in 1995 and has
                                                               and Senior Portfolio       15 years of investment
                                                               Manager                    industry experience.
                                                                                          She is part of the
                                                                                          team that manages
                                                                                          Putnam International
                                                                                          Growth and Income Fund
                                                                                          and Putnam Global
                                                                                          Growth and Income
                                                                                          Fund.
----------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio    Putnam                        - Carmel Peters,             Ms. Peters joined
                                                               Senior Vice President and  Putnam in 1997 and has
                                                               Senior Portfolio Manager   23 years of investment
                                                               of the International Core  experience.
                                                               Team
----------------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS*
--------------------------------------------------------------------------------
The following Financial Highlights tables for Class 1 (formerly Class A) shares of each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio Class 1 share. The total returns in each table represent the rate that an investor would have earned on an investment in a Class 1 share of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   Cash Management Portfolio Class 1

      11/30/98     $10.74      $0.54         $(0.02)        $ 0.52        $(0.68)        $   --      $10.58      5.05%    $223,640
      1/31/99#      10.58       0.08           0.01           0.09            --             --       10.67      0.85      277,370
      1/31/00       10.67       0.51             --           0.51         (0.24)            --       10.94      4.85      466,588
      1/31/01       10.94       0.66          (0.02)          0.64         (0.45)            --       11.13      5.95      404,005
      1/31/02       11.13       0.37           0.02           0.39         (0.45)            --       11.07      3.48      600,741
      1/31/03       11.07       0.15          (0.02)          0.13         (0.37)            --       10.83      1.22      457,994

                                                    Corporate Bond Portfolio Class 1

      11/30/98      11.54       0.77          (0.02)          0.75         (0.46)            --       11.83      6.61      143,561
      1/31/99#      11.83       0.12           0.04           0.16            --             --       11.99      1.35      158,804
      1/31/00       11.99       0.81          (1.15)         (0.34)        (0.53)            --       11.12     (2.75)     184,309
      1/31/01       11.12       0.89          (0.02)          0.87         (0.77)            --       11.22      8.11      199,334
      1/31/02       11.22       0.84          (0.26)          0.58         (0.63)            --       11.17      5.27      258,912
      1/31/03       11.17       0.80          (0.02)          0.78         (0.71)            --       11.24      7.17      263,378

                                RATIO OF NET
                   RATIO OF      INVESTMENT
                  EXPENSES TO    INCOME TO
                    AVERAGE       AVERAGE
        PERIOD        NET           NET        PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    Cash Management Portfolio Class 1
      11/30/98      0.58%          4.97%           --%
      1/31/99#       0.62+         5.02+           --
      1/31/00        0.53           4.82           --
      1/31/01        0.52           5.83           --
      1/31/02        0.52           3.31           --
      1/31/03        0.52           1.37           --
                     Corporate Bond Portfolio Class 1
      11/30/98       0.77           6.61           15
      1/31/99#       0.80+          6.16+           4
      1/31/00        0.71           7.05           37
      1/31/01        0.69           7.99           36
      1/31/02        0.67           7.41           83
      1/31/03        0.65           7.17           45

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                Worldwide High Income Portfolio Class 1

      11/30/98     $13.20      $1.07         $(2.61)        $(1.54)       $(0.61)        $(0.74)     $10.31    (13.74)%   $121,290
      1/31/99#      10.31       0.16          (0.35)         (0.19)           --             --       10.12     (1.84)     116,977
      1/31/00       10.12       1.13           0.67           1.80         (1.33)            --       10.59     19.22      124,404
      1/31/01       10.59       1.12          (0.76)          0.36         (1.21)            --        9.74      3.67      117,236
      1/31/02        9.74       0.93          (1.85)         (0.92)        (1.17)            --        7.65     (8.61)      93,599
      1/31/03        7.65       0.67          (0.72)         (0.05)        (1.06)            --        6.54      0.45       77,847

                                                 SunAmerica Balanced Portfolio Class 1

      11/30/98      13.45       0.30           2.33           2.63         (0.11)         (0.36)      15.61     19.81      149,242
      1/31/99#      15.61       0.05           1.58           1.63            --             --       17.24     10.44      194,878
      1/31/00       17.24       0.36           1.80           2.16         (0.12)         (0.22)      19.06     12.76      509,054
      1/31/01       19.06       0.36          (1.46)         (1.10)        (0.22)         (0.10)      17.64     (5.88)     575,039
      1/31/02       17.64       0.31          (3.12)         (2.81)        (0.33)         (0.48)      14.02    (15.86)     471,194
      1/31/03       14.02       0.25          (2.34)         (2.09)        (0.34)            --       11.59    (14.95)     310,531

                                RATIO OF NET
                                 INVESTMENT
                   RATIO OF      INCOME TO
                  EXPENSES TO     AVERAGE
        PERIOD    AVERAGE NET       NET        PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                  Worldwide High Income Portfolio Class
                                    1
      11/30/98       1.09%(1)       8.89%(1)     158%
      1/31/99#       1.12+(1)       9.56+(1)       12
      1/31/00        1.14(1)       10.66(1)       116
      1/31/01        1.10          10.84          158
      1/31/02        1.11(1)       10.97(1)       139
      1/31/03        1.15           9.55          103
                  SunAmerica Balanced Portfolio Class 1
      11/30/98       0.78           2.10          111
      1/31/99#       0.75+(1)       1.72+(1)       26
      1/31/00        0.66           2.01          197
      1/31/01        0.64           1.87          333
      1/31/02        0.66           2.00          322
      1/31/03        0.68           1.91          611

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1)  Gross of custody credits of 0.01%, 0.01%, 0.02%, 0.01% and
        0.01%, for the periods ending November 30, 1998, January 31,
        1999, January 31, 2000, January 31, 2001, and January 31,
        2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                    NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                  ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                  END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL       PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***     (000S)
      -----------------------------------------------------------------------------------------------------------------------------
                                                     Equity Index Portfolio Class 1

      12/14/98-
      1/31/99     $10.00      $0.01         $ 1.17         $ 1.18        $(0.03)        $   --      $11.15     11.81%    $   11,168
      1/31/00      11.15       0.12           0.67           0.79         (0.06)            --       11.88      7.05         63,487
      1/31/01      11.88       0.08          (0.24)         (0.16)           --          (0.02)      11.70     (1.29)        63,786
      1/31/02      11.70       0.08          (2.02)         (1.94)        (0.08)         (0.09)       9.59    (16.57)        51,434
      1/31/03       9.59       0.09          (2.33)         (2.24)        (0.08)            --        7.27    (23.31)        37,586

                                               Federated American Leader Portfolio Class 1

      11/30/98     13.90       0.17           2.35           2.52         (0.06)         (0.30)      16.06     18.22        145,900
      1/31/99#     16.06       0.02           0.54           0.56           --             --        16.62      3.49        159,176
      1/31/00      16.62       0.20          (0.14)          0.06         (0.12)         (0.69)      15.87      0.17        208,488
      1/31/01      15.87       0.25           1.37           1.62         (0.17)         (0.60)      16.72     10.62        231,716
      1/31/02      16.72       0.16          (1.44)         (1.28)        (0.21)         (0.39)      14.84     (7.53)       270,692
      1/31/03      14.84       0.19          (3.27)         (3.08)        (0.15)           --        11.61    (20.76)       191,653

                                                  Davis Venture Value Portfolio Class 1

      11/30/98     21.47       0.20           2.23           2.43         (0.12)         (0.68)      23.10     11.36      1,725,411
      1/31/99#     23.10       0.03           1.25           1.28           --             --        24.38      5.54      1,840,354
      1/31/00      24.38       0.13           3.06           3.19         (0.20)         (0.93)      26.44     13.42      2,303,994
      1/31/01      26.44       0.14           3.19           3.33         (0.12)         (0.28)      29.37     12.72      2,808,045
      1/31/02      29.37       0.12          (4.78)         (4.66)        (0.13)         (4.00)      20.58    (15.57)     2,323,050
      1/31/03      20.58       0.15          (3.40)         (3.25)        (0.12)           --        17.21    (15.79)     1,612,985

                               RATIO OF NET
                  RATIO OF      INVESTMENT
                 EXPENSES TO    INCOME TO
       PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED      ASSETS         ASSETS      TURNOVER
      ---------  --------------------------------------
                     Equity Index Portfolio Class 1
      12/14/98-
      1/31/99       0.55%+(1)      0.75%+(1)    --%
      1/31/00       0.55(1)        1.02(1)        1
      1/31/01       0.55(1)        0.64(1)        4
      1/31/02       0.55(1)        0.80(1)        5
      1/31/03       0.55(1)        1.07(1)        4
                  Federated American Leader Portfolio
                                 Class 1
      11/30/98      0.83           1.13          51
      1/31/99#     0.86+          0.75+           4
      1/31/00       0.77           1.17          34
      1/31/01       0.76           1.56          46
      1/31/02       0.76           1.05          33
      1/31/03       0.76(2)        1.41(2)       32
                 Davis Venture Value Portfolio Class 1
      11/30/98      0.75           0.89          25
      1/31/99#     0.77+          0.86+           5
      1/31/00       0.74           0.51          23
      1/31/01       0.75           0.47          26
      1/31/02       0.76           0.49          30
      1/31/03       0.75           0.81          17

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                        EXPENSES
                                                     -----------------------------------------------
                                                     11/98    1/99+    1/00    1/01    1/02    1/03
                                                     -----------------------------------------------
      Equity Index Class 1.......................      --%    1.80%    0.85%   0.55%   0.59%   0.58%

                                                            NET INVESTMENT INCOME (LOSS)
                                                   -----------------------------------------------
                                                   11/98    1/99+    1/00    1/01    1/02    1/03
                                                   -----------------------------------------------
      Equity Index Class 1.......................    --%    (0.50)%  0.72%   0.64%   0.76%   1.04%

   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Federated American Leaders Portfolio would have been lower by 0.01% for Class 1.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                               ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                               VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
             PERIOD          BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
              ENDED          OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------------------
                                                   Alliance Growth Portfolio Class 1

      11/30/98                $22.56      $ 0.07        $ 7.77         $ 7.84        $(0.06)        $(2.30)     $28.04      35.92%
      1/31/99#                 28.04          --          7.22           7.22            --             --      35.26       25.75
      1/31/00                  35.26       (0.04)         4.46           4.42         (0.05)         (3.05)     36.58       14.09
      1/31/01                  36.58       (0.04)        (3.40)         (3.44)           --          (4.94)     28.20      (10.17)
      1/31/02                  28.20        0.04         (6.61)         (6.57)           --          (2.22)     19.41      (23.05)
      1/31/03                  19.41        0.03         (5.87)         (5.84)        (0.04)            --      13.53      (30.08)

                                                  Aggressive Growth Portfolio Class 1

      11/30/98                 11.76        0.04          0.52           0.56            --             --      12.32        4.76
      1/31/99#                 12.32          --          3.20           3.20            --             --      15.52       25.97
      1/31/00                  15.52          --          8.59           8.59         (0.03)         (1.36)     22.72       60.62
      1/31/01                  22.72        0.05         (3.09)         (3.04)           --          (1.96)     17.72      (14.88)
      1/31/02                  17.72        0.03         (5.77)         (5.74)        (0.05)         (3.09)      8.84      (31.71)
      1/31/03                   8.84       (0.02)        (2.13)         (2.15)        (0.02)(2)         --       6.67      (24.28)

                                NET                       RATIO OF NET
                               ASSETS      RATIO OF        INVESTMENT
                               END OF     EXPENSES TO   INCOME(LOSS) TO
             PERIOD            PERIOD     AVERAGE NET     AVERAGE NET      PORTFOLIO
              ENDED           (000'S)       ASSETS           ASSETS        TURNOVER
      ---------------------  -------------------------------------------------------
                                        Alliance Growth Portfolio Class 1
      11/30/98               $1,396,140      0.58%            0.27%            90%
      1/31/99#                1,864,924      0.63+           (0.01)+           11
      1/31/00                 2,875,413      0.63            (0.11)            77
      1/31/01                 2,810,098      0.64            (0.10)           101
      1/31/02                 1,928,115      0.65             0.17             86
      1/31/03                 1,007,655      0.65(1)          0.19(1)          51
                                       Aggressive Growth Portfolio Class 1
      11/30/98                  133,183      0.83             0.32            268
      1/31/99#                  182,313      0.82+            0.13+            29
      1/31/00                   450,073      0.75             0.02            131
      1/31/01                   495,826      0.70             0.23            263
      1/31/02                   293,084      0.75             0.21            229
      1/31/03                   156,449      0.77           (0.24)            150

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Alliance Growth Portfolio would have been lower by 0.00% for Class 1.
   (2) Includes a tax return of capital of less than $0.01 per share.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                               ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                               VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
             PERIOD          BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
              ENDED          OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------------------
                                           International Growth and Income Portfolio Class 1

      11/30/98                $10.41      $ 0.13        $ 0.86         $ 0.99        $(0.03)        $(0.06)     $11.31       9.58%
      1/31/99#                 11.31          --          0.40           0.40         (0.02)         (0.19)      11.50       3.56
      1/31/00                  11.50        0.15          1.97           2.12         (0.45)         (0.89)      12.28      17.99
      1/31/01                  12.28        0.12          0.36           0.48         (0.12)         (0.13)      12.51       3.95
      1/31/02                  12.51        0.09         (3.05)         (2.96)        (0.03)         (0.45)       9.07     (23.67)
      1/31/03                   9.07        0.09         (1.96)         (1.87)        (0.05)            --        7.15     (20.66)

                                                   Emerging Markets Portfolio Class 1

      11/30/98                $ 8.03      $ 0.04        $(1.78)        $(1.74)       $(0.07)        $   --      $ 6.22     (21.86)%
      1/31/99#                  6.22        0.01            --           0.01         (0.01)            --        6.22       0.20
      1/31/00                   6.22       (0.03)         4.81           4.78            --             --       11.00      76.86
      1/31/01                  11.00       (0.02)        (2.95)         (2.97)        (0.06)         (0.16)       7.81     (26.87)
      1/31/02                   7.81        0.03         (0.95)         (0.92)        (0.02)         (0.08)       6.79     (11.49)
      1/31/03                   6.79        0.02         (0.74)         (0.72)        (0.02)(3)         --        6.05     (10.63)

                                NET                       RATIO OF NET
                               ASSETS      RATIO OF        INVESTMENT
                               END OF     EXPENSES TO   INCOME (LOSS) TO
             PERIOD            PERIOD     AVERAGE NET     AVERAGE NET      PORTFOLIO
              ENDED            (000S)       ASSETS           ASSETS        TURNOVER
      ---------------------  -------------------------------------------------------
                                International Growth and Income Portfolio Class 1
      11/30/98               $  128,344     1.46%            1.12%             51%
      1/31/99#                  142,497      1.46+           (0.10)+           10
      1/31/00                   253,962      1.21             1.16             75
      1/31/01                   342,114      1.18             0.95             80
      1/31/02                   289,084      1.20             0.84            148
      1/31/03                   177,883      1.22             1.08            264
                                       Emerging Markets Portfolio Class 1
      11/30/98               $   31,685      1.90%(2)         0.61%(2)         96%
      1/31/99#                   32,708      1.90+(2)         0.60+(2)         22
      1/31/00                   102,740      1.90(1)(2)      (0.41)(1)(2)     145
      1/31/01                    96,507      1.57(2)         (0.22)(2)        125
      1/31/02                    82,624      1.53(2)          0.51(2)         113
      1/31/03                    63,377      1.53(2)          0.43(2)         118

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1) The ratios reflect an expense cap of 1.90% which is net of custody credits (0.01%) or waiver/reimbursement if applicable.
   (2) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                       EXPENSES
                                                  --------------------------------------------------
                                                  11/98    1/99+    1/00    1/01     1/02      1/03
                                                  --------------------------------------------------
       Emerging Markets Class 1...............    2.01%    2.29%    1.91%   1.57%     1.53%    1.53%

                                                            NET INVESTMENT INCOME (LOSS)
                                                ----------------------------------------------------
                                                11/98    1/99+    1/00     1/01      1/02      1/03
                                                ----------------------------------------------------
       Emerging Markets Class 1...............  0.50%    0.21%    (0.42)%  (0.22)%    0.51%     0.43%

   (3) Includes a tax return of capital of less than $0.01 per share.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2003
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST
                   (CLASS 1 SHARES, FORMERLY CLASS A SHARES)

                  --    Cash Management Portfolio
                  --    SunAmerica Balanced Portfolio
                  --    Equity Index Portfolio
                  --    Davis Venture Value Portfolio
                  --    Alliance Growth Portfolio
                  --    Aggressive Growth Portfolio
                  --    International Growth and Income Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

EXPENSE SUMMARY.............................................     14

ACCOUNT INFORMATION.........................................     16

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     18

  Investment Strategies.....................................     18

GLOSSARY....................................................     20

  Investment Terminology....................................     20

  Risk Terminology..........................................     22

MANAGEMENT..................................................     25

  Information about the Investment Adviser and Manager......     25

  Information about the Subadvisers.........................     25

  Information about the Distributor.........................     26

  Portfolio Management......................................     26

  Custodian, Transfer and Dividend Paying Agent.............     28

FINANCIAL HIGHLIGHTS........................................     29

FOR MORE INFORMATION........................................     32

      --------------------------------------------------------------------






                 TRUST HIGHLIGHTS

      --------------------------------------------------------------------




      The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the "Trust") and to provide you with information about the Trust's seven separate investment series ("Portfolios") and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begins on page 18, and the glossary that follows on page 20.




                        Q&A




       YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.



       TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.




       "NET ASSETS" as referred to under "Principal Investment Strategy" takes into account borrowings for investment purposes.




Q:   WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
     STRATEGIES?


A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. A Portfolio's investment goal may be changed without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.


  ----------------------------------------------------------------------------------------------
    PORTFOLIO               INVESTMENT GOAL
                                                        PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Cash Management         high current yield          invests in a diversified selection
    Portfolio               consistent with             of money market instruments
                            liquidity and
                            preservation of capital
  ----------------------------------------------------------------------------------------------
    SunAmerica Balanced     conservation of             maintains at all times a balanced
    Portfolio               principal and capital       portfolio of stocks and bonds, with
                            appreciation                at least 25% invested in fixed
                                                        income securities
  ----------------------------------------------------------------------------------------------
    Equity Index Portfolio  investment results that     invests, under normal
                            correspond with the         circumstances, at least 80% of net
                            performance of the          assets in common stocks included in
                            Standard & Poor's 500       the S&P 500
                            Composite Stock Price
                            Index (S&P 500)
  ----------------------------------------------------------------------------------------------
    Davis Venture Value     growth of capital           invests primarily in common stocks
    Portfolio                                           of companies with market
                                                        capitalizations of at least $5
                                                        billion
  ----------------------------------------------------------------------------------------------
    Alliance Growth         long-term growth of         invests primarily in equity
    Portfolio               capital                     securities of a limited number of
                                                        large, carefully selected, high
                                                        quality U.S. companies that are
                                                        judged likely to achieve superior
                                                        earnings
  ----------------------------------------------------------------------------------------------
    Aggressive Growth       capital appreciation        invests primarily in equity
    Portfolio                                           securities of high growth companies
                                                        including small and medium sized
                                                        growth companies with market
                                                        capitalizations of $1.5 billion to
                                                        $15 billion
  ----------------------------------------------------------------------------------------------
    International Growth    growth of capital and,      invests primarily in common stocks
    and Income Portfolio    secondarily, current        traded on markets outside the U.S.
                            income
  ----------------------------------------------------------------------------------------------

       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

       A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.




       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.



       MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.



       AN "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrialization cycle.

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?
A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 18 describe various additional risks.

    Risks of Investing in Equity Securities
    The EQUITY INDEX, DAVIS VENTURE VALUE, ALLIANCE GROWTH, AGGRESSIVE GROWTH, and INTERNATIONAL GROWTH AND INCOME PORTFOLIOS invest primarily in equity securities. In addition, the SUNAMERICA BALANCED invests significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Growth Stocks

    Growth stocks are historically volatile, which will particularly affect the ALLIANCE GROWTH, AGGRESSIVE GROWTH and INTERNATIONAL GROWTH AND INCOME PORTFOLIOS.

    Risks of Value Investing

    The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect, will particularly affect the DAVIS VENTURE VALUE PORTFOLIO.

    Risks of Investing in Bonds

    The SUNAMERICA BALANCED PORTFOLIO may invest significantly in bonds. As with any bond fund, the value of your investment in this Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent the Portfolio is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected for this Portfolio may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Money Market Securities

    You should be aware that an investment in the CASH MANAGEMENT PORTFOLIO is subject to the risk that the value of its investments in high-quality short-term debt obligations ("money market securities") may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The CASH MANAGEMENT PORTFOLIO does not seek to maintain a stable net asset value.

    Risks of Investing Internationally

    Except for the CASH MANAGEMENT PORTFOLIO, all of the Portfolios may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios except for the CASH MANAGEMENT PORTFOLIO and are primary risks of the INTERNATIONAL GROWTH AND INCOME PORTFOLIO.

    Risks of Investing in Emerging Market Countries

    The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. The INTERNATIONAL GROWTH AND INCOME may also invest in emerging market countries.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the ALLIANCE GROWTH, AGGRESSIVE GROWTH and INTERNATIONAL GROWTH AND INCOME PORTFOLIOS.

    Risks of a "Passively Managed" Strategy

    The EQUITY INDEX PORTFOLIO will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). If the Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.

    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future. Performance information is not included for Portfolios that have not been in existence for at least one full calendar year.

--------------------------------------------------------------------------------

                           CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          CASH MANAGEMENT PORTFOLIO CLASS 1
                                                          ---------------------------------
1994                                                                    3.80%
1995                                                                    5.48%
1996                                                                    4.91%
1997                                                                    5.22%
1998                                                                    5.05%
1999                                                                    4.87%
2000                                                                    6.05%
2001                                                                    3.67%
2002                                                                    1.40%

During the period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ended 12/31/00) and the lowest return for a quarter was 0.27% (quarter ended 6/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 0.18%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR       YEARS     INCEPTION(1)
-------------------------------------------------------------------------------------------------
 Cash Management Portfolio Class 1                              1.40%      4.20%         4.30%
-------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is February 9, 1993.

--------------------------------------------------------------------------------

                         SUNAMERICA BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                      SUNAMERICA BALANCED PORTFOLIO CLASS 1
                                                      -------------------------------------
1997                                                                  24.48%
1998                                                                  24.61%
1999                                                                  21.40%
2000                                                                  -9.43%
2001                                                                 -13.14%
2002                                                                 -15.18%

During the period shown in the bar chart, the highest return for a quarter was 15.55% (quarter ended 12/31/98) and the lowest return for a quarter was -11.19% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -1.86%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE       PAST FIVE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 SunAmerica Balanced Portfolio Class 1                      -15.18%          0.19%            5.10%
------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%         -0.58%            5.83%
------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)                     10.26%          7.54%            8.17%
------------------------------------------------------------------------------------------------------
 Blended Index(4)                                            -9.05%          3.16%            6.95%
------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 3, 1996.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(4) The Blended Index consists of 55% S&P 500 Index, 35% Lehman Brothers U.S. Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              EQUITY INDEX PORTFOLIO CLASS 1
                                                              ------------------------------
1999                                                                       17.14%
2000                                                                       -9.46%
2001                                                                      -12.26%
2002                                                                      -22.42%

During the period shown in the bar chart, the highest return for a quarter was 14.57% (quarter ended 12/31/99) and the lowest return for a quarter was -17.20% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -3.21%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                      PAST ONE     SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)                        YEAR       INCEPTION(1)
------------------------------------------------------------------------------------
 Equity Index Portfolio Class 1                                -22.42%      -6.05%
------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%      -6.78%
------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is December 14, 1998. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                         DAVIS VENTURE VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                       DAVIS VENTURE VALUE PORTFOLIO CLASS 1
                                                       -------------------------------------
1995                                                                   37.45%
1996                                                                   24.76%
1997                                                                   34.32%
1998                                                                   13.73%
1999                                                                   16.11%
2000                                                                    9.47%
2001                                                                  -11.32%
2002                                                                  -16.77%

During the period shown in the bar chart, the highest return for a quarter was 21.07% (quarter ended 12/31/98) and the lowest return for a quarter was -14.87% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -4.66%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Davis Venture Value Portfolio Class 1                      -16.77%       1.30%         11.51%
------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%      -0.58%          9.78%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                           ALLIANCE GROWTH PORTFOLIO CLASS 1
                                                           ---------------------------------
1994                                                                     -2.16%
1995                                                                     43.79%
1996                                                                     29.11%
1997                                                                     31.43%
1998                                                                     52.23%
1999                                                                     33.07%
2000                                                                    -19.47%
2001                                                                    -14.00%
2002                                                                    -31.26%

During the period shown in the bar chart, the highest return for a quarter was 32.57% (quarter ended 12/31/98) and the lowest return for a quarter was -16.67% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.86%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio Class 1                          -31.26%      -0.72%         10.00%
------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(2)                               -27.88%      -3.84%          6.89%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is February 9, 1993.

(2) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                         AGGRESSIVE GROWTH PORTFOLIO CLASS 1
                                                         -----------------------------------
1997                                                                    12.35%
1998                                                                    17.43%
1999                                                                    84.66%
2000                                                                   -15.25%
2001                                                                    -31.7%
2002                                                                   -24.71%

During the period shown in the bar chart, the highest return for a quarter was 53.68% (quarter ended 12/31/99) and the lowest return for a quarter was -27.42% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -2.65%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio Class 1                        -24.71%      -1.12%         1.71%
------------------------------------------------------------------------------------------------
 Russell 3000(R) Index(2)                                   -21.54%      -0.71%         5.30%
------------------------------------------------------------------------------------------------
 Russell 2000(R) Index(3)                                   -20.48%      -1.36%         2.24%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)Inception date for the Portfolio is June 3, 1996.

(2)Effective May 1, 2003, the Portfolio has selected the Russell 3000(R) Index for performance comparisons. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The change in indices was made because the Russell 3000(R) Index is more representative of the Portfolio's investment strategy.

(3)The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------

                   INTERNATIONAL GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                 INTERNATIONAL GROWTH AND INCOME PORTFOLIO
                                                                  CLASS 1
                                                 -----------------------------------------
1998                                                               10.83%
1999                                                               24.18%
2000                                                                1.16%
2001                                                              -22.24%
2002                                                              -20.89%

During the period shown in the bar chart, the highest return for a quarter was 16.93% (quarter ended 12/31/98) and the lowest return for a quarter was -23.49% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -7.82%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 International Growth and Income Portfolio Class 1          -20.89%      -3.05%        -1.67%
------------------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                         -15.94%      -2.89%        -3.20%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 2, 1997.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index represents the foreign stocks of 20 countries in Europe, Australasia and the Far East.

                         (This page intentionally left blank)

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on Class 1 shares if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                        CASH MANAGEMENT    SUNAMERICA BALANCED       EQUITY INDEX       DAVIS VENTURE VALUE
                                           PORTFOLIO            PORTFOLIO            PORTFOLIO(1)            PORTFOLIO
                                        ----------------   -------------------   --------------------   -------------------
                                            CLASS 1              CLASS 1               CLASS 1                CLASS 1
                                        ----------------   -------------------   --------------------   -------------------
Management Fees                               0.48%               0.61%                  0.40%                 0.71%
Distribution and/or Service (12b-1)
  Fees                                        0.00%               0.00%                  0.00%                 0.00%
Other Expenses                                0.04%               0.07%                  0.18%                 0.04%
Total Annual Portfolio Operating
  Expenses                                    0.52%               0.68%                  0.58%                 0.75%

                                        ALLIANCE GROWTH     AGGRESSIVE GROWTH    INTERNATIONAL GROWTH
                                           PORTFOLIO            PORTFOLIO        AND INCOME PORTFOLIO
                                        ----------------   -------------------   --------------------
                                            CLASS 1              CLASS 1               CLASS 1
                                        ----------------   -------------------   --------------------
Management Fees                               0.61%               0.71%                  0.96%
Distribution and/or Service (12b-1)
  Fees                                        0.00%               0.00%                  0.00%
Other Expenses                                0.04%               0.06%                  0.26%
Total Annual Portfolio Operating
  Expenses                                    0.65%               0.77%                  1.22%

---------------

(1) The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the following Portfolio classes do not exceed the amounts set forth below:

                                                CLASS 1
                                                -------
Equity Index Portfolio                           0.55%

    These waivers and reimbursements will continue indefinitely, but may be terminated at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the gross expenses shown in the fee tables, your costs would be:

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Cash Management Portfolio.................................   $ 53     $167      $291      $  653
SunAmerica Balanced Portfolio.............................     69      218       379         847
Equity Index Portfolio*...................................     59      186       324         726
Davis Venture Value Portfolio.............................     77      240       417         930
Alliance Growth Portfolio.................................     66      208       362         810
Aggressive Growth Portfolio...............................     79      246       428         954
International Growth and Income Portfolio.................    124      387       670       1,477

* The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from directed brokerage arrangements. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time. The following are your costs after these fee waivers and/or expense reimbursements and expense reductions.

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEAR
                                                            ------   -------   -------   --------
Equity Index Portfolio....................................   $ 56     $176      $307      $  689

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Class 1 shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("SAAMCo"), the Trust's investment adviser and manager. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. Class 1 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class 2 and 3 shares are offered through a separate prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

DISTRIBUTION (12b-1) PLAN

Class 1 shares of each Portfolio (other than the Cash Management Portfolio) are subject to distribution fees pursuant to a Rule 12b-1 plan. Each Portfolio may participate in directed brokerage programs whereby a portion of the brokerage commissions generated by a Portfolio will be used to make payments to AIG SunAmerica Capital Services, Inc. (the "Distributor"). The Distributor will use the money to pay for expenses designed to promote the sale of Class 1 shares of each Portfolio. Such payments to the Distributor will not exceed an annual rate of 0.75% of the average daily net assets of Class 1 shares of each Portfolio. Because these distribution fees are paid for out of directed brokerage, these fees will not increase the cost of your investment or affect your return.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. Securities for which quotations are not readily available or if a development/event occurs that may significantly impact the value of the securities then these securities are fair valued as determined pursuant to procedures adopted in good faith under the direction of the Trust's Trustees.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 1 shares are subject to distribution fees pursuant to a 12b-1 plan.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENT. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.

------------------------------------------------------------------------------------------------------------
                                       CASH                    SUNAMERICA                   EQUITY
                                    MANAGEMENT                  BALANCED                     INDEX
------------------------------------------------------------------------------------------------------------
  What are the Portfolio's   - Fixed income             - Equity securities:       - Equity securities:
  principal investments?       securities:                - common stocks            - common stocks
                               - U.S. treasury bills    - Fixed income
                               - agency discount notes    securities:
                               - commercial paper         - U.S. government
                               - corporate debt             securities
                                 instruments              - corporate debt
                             - Short-term investments       instruments
                               - repurchase agreements
                               - bank obligations
------------------------------------------------------------------------------------------------------------
  What other types of        N/A                        - Equity securities:       N/A
  investments or strategies                               - small-cap stocks (up
  may the Portfolio use to                                  to 20%)
  a significant extent?                                 - Short-term investments
                                                        - Defensive investments
                                                        - Foreign securities
                                                        - Illiquid securities
                                                          (up to 15%)
------------------------------------------------------------------------------------------------------------
  What other types of        - Short-term investments   - Options and futures      - Short-term investments
  investments may the          - municipal obligations  - Currency transactions    - Defensive investments
  Portfolio use as part of                              - Borrowing for temporary  - Options and futures
  efficient portfolio                                     or emergency purposes      (up to 10%)
  management or to enhance                                (up to 33 1/3%)          - Borrowing for temporary
  return?                                               - Securities lending (up     or emergency purposes
                                                          to 33 1/3%)                (up to 33 1/3%)
                                                                                   - Securities lending
                                                                                     (up to 33 1/3%)
                                                                                   - Illiquid securities
                                                                                     (up to 15%)
                                                                                   - Small-cap stocks
                                                                                   - Registered investment
                                                                                     companies
                                                                                   - Firm commitments
                                                                                   - When-issued and
                                                                                     delayed-delivery
                                                                                     transactions
------------------------------------------------------------------------------------------------------------
  What additional risks      - Interest rate            - Market volatility        - Market volatility
  normally affect the          fluctuations             - Interest rate            - Passively managed
  Portfolio?                 - Securities selection       fluctuations               strategy
                                                        - Credit quality           - Active trading
                                                        - Currency volatility
                                                        - Foreign exposure
                                                        - Derivatives
                                                        - Hedging
                                                        - Securities selection
------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                              DAVIS VENTURE                ALLIANCE                  AGGRESSIVE                INTERNATIONAL
                                  VALUE                     GROWTH                     GROWTH                GROWTH AND INCOME
----------------------------------------------------------------------------------------------------------------------------------
  What are the          - Equity securities:       - Equity securities:       - Equity securities:       - Equity securities:
  Portfolio's             - large-cap stocks         - large-cap stocks         - small-cap stocks         - large-cap stocks
  principal                                                                     - mid-cap stocks             (foreign)
  investments?                                                                  - convertible            - Foreign securities
                                                                                  securities
                                                                                - warrants
                                                                              - Defensive investments
                                                                              - Options and futures
----------------------------------------------------------------------------------------------------------------------------------
  What other types of   - Mid-cap stocks           - Foreign securities       - Large-cap stocks         - Equity securities:
  investments or        - Foreign securities         (up to 25%)                                           - mid-cap stocks
  strategies may the                                                                                         (foreign)
  Portfolio use to a                                                                                     - Foreign securities:
  significant extent?                                                                                      - emerging markets
----------------------------------------------------------------------------------------------------------------------------------
  What other types of   - Short-term investments   - Short-term investments   - Borrowing for temporary  - Equity securities:
  investments may the   - Defensive investments    - Defensive investments      or emergency purposes      - small-cap stocks
  Portfolio use as      - U.S. government          - Borrowing for temporary    (up to 33 1/3%)              (foreign)
  part of efficient       securities                 or emergency purposes    - Options and futures        - large-cap stocks
  portfolio management                               (up to 33 1/3%)          - Illiquid securities          (U.S.)
  or to enhance                                    - Options and futures        (up to 15%)              - Currency transactions
  return?                                                                     - Short-term investments   - Short-term investments
                                                                                                         - Hybrid instruments
                                                                                                         - Equity swaps
----------------------------------------------------------------------------------------------------------------------------------
  What additional       - Market volatility        - Market volatility        - Market volatility        - Currency volatility
  risks normally        - Securities selection     - Securities selection     - Securities selection     - Foreign exposure
  affect the                                       - Active trading           - IPO investing            - Market volatility
  Portfolio?                                       - Growth stocks            - Illiquidity              - IPO investing
                                                                              - Interest rate            - Securities selection
                                                                                fluctuations             - Hedging
                                                                              - Small and medium sized   - Growth stocks
                                                                                companies
                                                                              - Credit quality
                                                                              - Derivatives
                                                                              - Hedging
                                                                              - Emerging markets
                                                                              - Growth stocks
                                                                              - Active trading
                                                                              - Technology sector
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CREDIT SWAPS involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

CURRENCY SWAPS involve the exchange of the parties' respective rights to make or receive payments in specified currencies.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000(R) Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Midcap(R) Index, and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

HYBRID INSTRUMENTS, such as INDEXED (i.e., Standard and Poor's Depositary Receipts ("SPDRs") and iShares(SM)) STRUCTURED SECURITIES and other EXCHANGE TRADED FUNDS ("ETFS"), can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. With respect to the Cash Management Portfolio, short-term investments may also include investment in taxable municipal obligations which are debt obligations of a state or local government entity and an outgrowth of the Tax Reform Act of 1986, which restricted the issuance of traditional tax-exempt securities. Taxable municipal bonds are issued as private purpose bonds to finance such prohibited projects as a sports stadium, as municipal revenue bonds where caps apply, or as public purpose bonds where the 10% private use limitation has been exceeded.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as

U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

IPO INVESTING: A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPOs") exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated in significant amounts over short periods of time.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NON-DIVERSIFIED STATUS: Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

PASSIVELY MANAGED STRATEGY: A Portfolio following a passively managed strategy will not deviate from its investment strategy. It may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks over the course of a year, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $31 billion as of December 31, 2002. SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Strategic Investment Series, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2003, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                  PORTFOLIO                              FEE
                  ---------                              ---
Cash Management Portfolio....................            0.48%
SunAmerica Balanced Portfolio................            0.61%
Equity Index Portfolio.......................            0.40%
Davis Venture Value Portfolio................            0.71%
Alliance Growth Portfolio....................            0.61%
Aggressive Growth Portfolio..................            0.71%
International Growth and Income Portfolio....            0.96%

INFORMATION ABOUT THE SUBADVISERS

ALLIANCE CAPITAL MANAGEMENT L.P. (Alliance) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading global investment management firm. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As of December 31, 2002, Alliance had approximately $386 billion in assets under management.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) is located at One Bank of America Plaza, Charlotte, NC 28255. BACAP is dedicated to providing responsible investment management and superior service and manages money for corporations, endowments and foundations, public funds/municipalities and individuals. As of December 31, 2002, BACAP and its affiliates had over $310 billion in assets under management.

DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISORS (Davis) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by SAAMCo) for the assets of the Portfolios allocated to it. As of December 31, 2002, Davis had approximately $33.6 billion in assets under management.

PUTNAM INVESTMENT MANAGEMENT, LLC (Putnam) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of December 31, 2002, Putnam had approximately $250.9 billion in assets under management.

U.S. BANCORP ASSET MANAGEMENT, INC. (USBAM) is located at 800 Nicollet Mall, Minneapolis, MN 55402. USBAM (formerly U.S. Bancorp Piper Jaffrey Asset Management) served as investment adviser to separately managed accounts, in addition to the First American Family of Funds. As of December 31, 2002, USBAM had more than $120 billion in assets under management.

SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' Class 1 shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team(s) for each Portfolio is set forth below following table.

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Cash Management Portfolio     BACAP                         - Cash Investments Team      N/A
----------------------------------------------------------------------------------------------------------------
 SunAmerica Balanced           SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
 Portfolio                                                     Senior Vice President and  portfolio manager with
                                                               Portfolio Manager          SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Equity Index Portfolio        USBAM                         - Walter French              Mr. French, who joined
                                                               Director of                USBAM in 1999, is
                                                               Quantitative               director of the
                                                               Group and                  Quantitative group and
                                                               Portfolio                  equity index and
                                                               Manager                    enhanced index
                                                                                          portfolio manager.
                                                                                          Prior to joining
                                                                                          USBAM, he was Chief
                                                                                          Investment Officer and
                                                                                          portfolio manager at
                                                                                          Berkeley Quantitative
                                                                                          Advisors, Inc., a firm
                                                                                          he co-founded in 1987.
----------------------------------------------------------------------------------------------------------------
 Davis Venture Value           Davis                         - Christopher C. Davis       Mr. Davis has been
 Portfolio                                                     Portfolio Manager          employed by Davis
                                                                                          since 1989 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, co-portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
                                                             - Kenneth C. Feinberg        Mr. Feinberg has been
                                                               Portfolio Manager          employed by Davis
                                                                                          since 1994 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
----------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio     Alliance                      - James G. Reilly            Mr. Reilly joined the
                                                               Executive Vice President   company in 1984 as a
                                                               and Portfolio Manager      research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1993 and
                                                                                          was promoted to an
                                                                                          Executive Vice
                                                                                          President in 1999.
----------------------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio   SAAMCo                        - Donna M. Calder            Ms. Calder joined
                                                               Senior Vice President and  SAAMCo in 1998 as a
                                                               Portfolio Manager          Vice President and
                                                                                          portfolio manager and
                                                                                          was named Senior Vice
                                                                                          President in February
                                                                                          2001. Prior to joining
                                                                                          SAAMCo, she was the
                                                                                          founder and General
                                                                                          Partner of Manhattan
                                                                                          Capital Partners, L.P.
                                                                                          from 1991 to 1995.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 International Growth and      Putnam                        - George W. Stairs           Mr. Stairs joined
 Income Portfolio                                              CFA, Senior Vice           Putnam in 1994 and has
                                                               President and Senior       16 years of investment
                                                               Portfolio Manager          experience. He is
                                                                                          responsible for Asia
                                                                                          Pacific core equity,
                                                                                          international core
                                                                                          equity, and
                                                                                          international value
                                                                                          equity portfolios and
                                                                                          is a member of the
                                                                                          teams that manage
                                                                                          Putnam International
                                                                                          Growth Fund and Putnam
                                                                                          International Growth
                                                                                          and Income Fund.
                                                             - Pamela R. Holding          Ms. Holding joined
                                                               CFA, Managing Director     Putnam in 1995 and has
                                                               and Senior Portfolio       15 years of investment
                                                               Manager                    industry experience.
                                                                                          She is part of the
                                                                                          team that manages
                                                                                          Putnam International
                                                                                          Growth and Income Fund
                                                                                          and Putnam Global
                                                                                          Growth and Income
                                                                                          Fund.
----------------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS*
--------------------------------------------------------------------------------
The following Financial Highlights tables for Class 1 (formerly Class A) shares of each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio Class 1 share. The total returns in each table represent the rate that an investor would have earned on an investment in a Class 1 share of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   Cash Management Portfolio Class 1

      11/30/98     $10.74      $0.54         $(0.02)        $ 0.52        $(0.68)        $   --      $10.58      5.05%    $223,640
      1/31/99#      10.58       0.08           0.01           0.09            --             --       10.67      0.85      277,370
      1/31/00       10.67       0.51             --           0.51         (0.24)            --       10.94      4.85      466,588
      1/31/01       10.94       0.66          (0.02)          0.64         (0.45)            --       11.13      5.95      404,005
      1/31/02       11.13       0.37           0.02           0.39         (0.45)            --       11.07      3.48      600,741
      1/31/03       11.07       0.15          (0.02)          0.13         (0.37)            --       10.83      1.22      457,994

                                                 SunAmerica Balanced Portfolio Class 1

      11/30/98      13.45       0.30           2.33           2.63         (0.11)         (0.36)      15.61     19.81      149,242
      1/31/99#      15.61       0.05           1.58           1.63            --             --       17.24     10.44      194,878
      1/31/00       17.24       0.36           1.80           2.16         (0.12)         (0.22)      19.06     12.76      509,054
      1/31/01       19.06       0.36          (1.46)         (1.10)        (0.22)         (0.10)      17.64     (5.88)     575,039
      1/31/02       17.64       0.31          (3.12)         (2.81)        (0.33)         (0.48)      14.02    (15.86)     471,194
      1/31/03       14.02       0.25          (2.34)         (2.09)        (0.34)            --       11.59    (14.95)     310,531

                                RATIO OF NET
                   RATIO OF      INVESTMENT
                  EXPENSES TO    INCOME TO
                    AVERAGE       AVERAGE
        PERIOD        NET           NET        PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    Cash Management Portfolio Class 1
      11/30/98      0.58%          4.97%           --%
      1/31/99#       0.62+         5.02+           --
      1/31/00        0.53           4.82           --
      1/31/01        0.52           5.83           --
      1/31/02        0.52           3.31           --
      1/31/03        0.52           1.37           --
                  SunAmerica Balanced Portfolio Class 1
      11/30/98       0.78           2.10          111
      1/31/99#       0.75+(1)       1.72+(1)       26
      1/31/00        0.66           2.01          197
      1/31/01        0.64           1.87          333
      1/31/02        0.66           2.00          322
      1/31/03        0.68           1.91          611

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1)  Gross of custody credits of 0.01%, 0.01%, 0.02%, 0.01% and
        0.01%, for the periods ending November 30, 1998, January 31,
        1999, January 31, 2000, January 31, 2001, and January 31,
        2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                    NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                  ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                  END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL       PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***     (000S)
      -----------------------------------------------------------------------------------------------------------------------------
                                                     Equity Index Portfolio Class 1

      12/14/98-
      1/31/99     $10.00      $ 0.01        $ 1.17         $ 1.18        $(0.03)        $   --      $11.15     11.81%    $   11,168
      1/31/00      11.15        0.12          0.67           0.79         (0.06)            --       11.88      7.05         63,487
      1/31/01      11.88        0.08         (0.24)         (0.16)           --          (0.02)      11.70     (1.29)        63,786
      1/31/02      11.70        0.08         (2.02)         (1.94)        (0.08)         (0.09)       9.59    (16.57)        51,434
      1/31/03       9.59        0.09         (2.33)         (2.24)        (0.08)            --        7.27    (23.31)        37,586

                                                  Davis Venture Value Portfolio Class 1

      11/30/98     21.47        0.20          2.23           2.43         (0.12)         (0.68)      23.10     11.36      1,725,411
      1/31/99#     23.10        0.03          1.25           1.28           --             --        24.38      5.54      1,840,354
      1/31/00      24.38        0.13          3.06           3.19         (0.20)         (0.93)      26.44     13.42      2,303,994
      1/31/01      26.44        0.14          3.19           3.33         (0.12)         (0.28)      29.37     12.72      2,808,045
      1/31/02      29.37        0.12         (4.78)         (4.66)        (0.13)         (4.00)      20.58    (15.57)     2,323,050
      1/31/03      20.58        0.15         (3.40)         (3.25)        (0.12)           --        17.21    (15.79)     1,612,985

                               RATIO OF NET
                  RATIO OF      INVESTMENT
                 EXPENSES TO    INCOME TO
       PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED      ASSETS         ASSETS      TURNOVER
      ---------  --------------------------------------
                     Equity Index Portfolio Class 1
      12/14/98-
      1/31/99       0.55%+(1)      0.75%+(1)    --%
      1/31/00       0.55(1)        1.02(1)        1
      1/31/01       0.55(1)        0.64(1)        4
      1/31/02       0.55(1)        0.80(1)        5
      1/31/03       0.55(1)        1.07(1)        4
                 Davis Venture Value Portfolio Class 1
      11/30/98      0.75           0.89          25
      1/31/99#     0.77+          0.86+           5
      1/31/00       0.74           0.51          23
      1/31/01       0.75           0.47          26
      1/31/02       0.76           0.49          30
      1/31/03       0.75           0.81          17

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                        EXPENSES
                                                     -----------------------------------------------
                                                     11/98    1/99+    1/00    1/01    1/02    1/03
                                                     -----------------------------------------------
      Equity Index Class 1.......................      --%    1.80%    0.85%   0.55%   0.59%   0.58%

                                                            NET INVESTMENT INCOME (LOSS)
                                                   -----------------------------------------------
                                                   11/98    1/99+    1/00    1/01    1/02    1/03
                                                   -----------------------------------------------
      Equity Index Class 1.......................    --%    (0.50)%  0.72%   0.64%   0.76%   1.04%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                               ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                               VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
             PERIOD          BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
              ENDED          OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------------------
                                                   Alliance Growth Portfolio Class 1

      11/30/98                $22.56      $ 0.07        $ 7.77         $ 7.84        $(0.06)        $(2.30)     $28.04      35.92%
      1/31/99#                 28.04          --          7.22           7.22            --             --      35.26       25.75
      1/31/00                  35.26       (0.04)         4.46           4.42         (0.05)         (3.05)     36.58       14.09
      1/31/01                  36.58       (0.04)        (3.40)         (3.44)           --          (4.94)     28.20      (10.17)
      1/31/02                  28.20        0.04         (6.61)         (6.57)           --          (2.22)     19.41      (23.05)
      1/31/03                  19.41        0.03         (5.87)         (5.84)        (0.04)            --      13.53      (30.08)

                                                  Aggressive Growth Portfolio Class 1

      11/30/98                 11.76        0.04          0.52           0.56            --             --      12.32        4.76
      1/31/99#                 12.32          --          3.20           3.20            --             --      15.52       25.97
      1/31/00                  15.52          --          8.59           8.59         (0.03)         (1.36)     22.72       60.62
      1/31/01                  22.72        0.05         (3.09)         (3.04)           --          (1.96)     17.72      (14.88)
      1/31/02                  17.72        0.03         (5.77)         (5.74)        (0.05)         (3.09)      8.84      (31.71)
      1/31/03                   8.84       (0.02)        (2.13)         (2.15)        (0.02)(2)         --       6.67      (24.28)

                                           International Growth and Income Portfolio Class 1

      11/30/98                $10.41      $ 0.13        $ 0.86         $ 0.99        $(0.03)        $(0.06)     $11.31       9.58%
      1/31/99#                 11.31          --          0.40           0.40         (0.02)         (0.19)     11.50        3.56
      1/31/00                  11.50        0.15          1.97           2.12         (0.45)         (0.89)     12.28       17.99
      1/31/01                  12.28        0.12          0.36           0.48         (0.12)         (0.13)     12.51        3.95
      1/31/02                  12.51        0.09         (3.05)         (2.96)        (0.03)         (0.45)      9.07      (23.67)
      1/31/03                   9.07        0.09         (1.96)         (1.87)        (0.05)            --       7.15      (20.66)

                                NET                       RATIO OF NET
                               ASSETS      RATIO OF        INVESTMENT
                               END OF     EXPENSES TO   INCOME(LOSS) TO
             PERIOD            PERIOD     AVERAGE NET     AVERAGE NET      PORTFOLIO
              ENDED           (000'S)       ASSETS           ASSETS        TURNOVER
      ---------------------  -------------------------------------------------------
                                        Alliance Growth Portfolio Class 1
      11/30/98               $1,396,140      0.58%            0.27%            90%
      1/31/99#                1,864,924      0.63+           (0.01)+           11
      1/31/00                 2,875,413      0.63            (0.11)            77
      1/31/01                 2,810,098      0.64            (0.10)           101
      1/31/02                 1,928,115      0.65             0.17             86
      1/31/03                 1,007,655      0.65(1)          0.19(1)          51
                                       Aggressive Growth Portfolio Class 1
      11/30/98                  133,183      0.83             0.32            268
      1/31/99#                  182,313      0.82+            0.13+            29
      1/31/00                   450,073      0.75             0.02            131
      1/31/01                   495,826      0.70             0.23            263
      1/31/02                   293,084      0.75             0.21            229
      1/31/03                   156,449      0.77           (0.24)            150
                                International Growth and Income Portfolio Class 1
      11/30/98               $  128,344     1.46%            1.12%             51%
      1/31/99#                  142,497      1.46+           (0.10)+           10
      1/31/00                   253,962      1.21             1.16             75
      1/31/01                   342,114      1.18             0.95             80
      1/31/02                   289,084      1.20             0.84            148
      1/31/03                   177,883      1.22             1.08            264

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Alliance Growth Portfolio would have been lower by 0.00% for Class 1.
   (2) Includes a tax return of capital of less than $0.01 per share.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2003
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST
                   (CLASS 1 SHARES, FORMERLY CLASS A SHARES)

                  --    Cash Management Portfolio
                  --    Global Bond Portfolio
                  --    SunAmerica Balanced Portfolio
                  --    MFS Total Return Portfolio
                  --    Growth-Income Portfolio
                  --    Davis Venture Value Portfolio
                  --    Alliance Growth Portfolio
                  --    MFS Massachusetts Investors Trust Portfolio
                        (formerly MFS Growth and Income Portfolio)
                  --    Putnam Growth: Voyager Portfolio
                        (formerly Putnam Growth Portfolio)
                  --    Blue Chip Growth Portfolio
                  --    MFS Mid-Cap Growth Portfolio
                  --    Aggressive Growth Portfolio
                  --    International Growth and Income Portfolio
                  --    Global Equities Portfolio
                  --    Emerging Markets Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

EXPENSE SUMMARY.............................................     24

ACCOUNT INFORMATION.........................................     26

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     28

  Investment Strategies.....................................     28

GLOSSARY....................................................     33

  Investment Terminology....................................     33

  Risk Terminology..........................................     36

MANAGEMENT..................................................     39

  Information about the Investment Adviser and Manager......     39

  Information about the Subadvisers.........................     39

  Information about the Distributor.........................     40

  Portfolio Management......................................     40

  Custodian, Transfer and Dividend Paying Agent.............     47

FINANCIAL HIGHLIGHTS........................................     48

FOR MORE INFORMATION........................................     53

      --------------------------------------------------------------------






                 TRUST HIGHLIGHTS

      --------------------------------------------------------------------




      The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the "Trust") and to provide you with information about the Trust's fifteen separate investment series ("Portfolios") and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begins on page 28, and the glossary that follows on page 33.



                        Q&A




       FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.



       YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.



       INCOME is interest payments from bonds or dividends from stocks.



       TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.




       "NET ASSETS" as referred to under "Principal Investment Strategy" takes into account borrowings for investment purposes.

Q:   WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
     STRATEGIES?


A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. A Portfolio's investment goal may be changed without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.

                            FIXED INCOME PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Cash Management         high current yield          invests in a diversified selection
    Portfolio               consistent with             of money market instruments
                            liquidity and
                            preservation of capital
  ----------------------------------------------------------------------------------------------
    Global Bond Portfolio   high total return,          invests, under normal
                            emphasizing current         circumstances, at least 80% of net
                            income and, to a lesser     assets in high quality fixed income
                            extent, capital             securities of U.S. and foreign
                            appreciation                issuers and transactions in foreign
                                                        currencies
  ----------------------------------------------------------------------------------------------

                    BALANCED OR ASSET ALLOCATION PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    SunAmerica Balanced     conservation of             maintains at all times a balanced
    Portfolio               principal and capital       portfolio of stocks and bonds, with
                            appreciation                at least 25% invested in fixed
                                                        income securities
  ----------------------------------------------------------------------------------------------
    MFS Total Return        reasonable current          invests primarily in common stocks
    Portfolio               income, long-term           and fixed income securities, with
                            capital growth and          an emphasis on income-producing
                            conservation of capital     securities that appear to have some
                                                        potential for capital enhancement
  ----------------------------------------------------------------------------------------------

       BALANCED PORTFOLIOS typically try to balance three different investment goals: capital appreciation, income and capital preservation by investing in a mixture of stocks, bonds and money market instruments.




       ASSET ALLOCATION is a varying combination, depending on market conditions and risk level, of stocks, bonds, money market instruments and other assets.



       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.



       A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

                               EQUITY PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Growth-Income           growth of capital and       invests primarily in common stocks
    Portfolio               income                      or securities that demonstrate the
                                                        potential for appreciation and/or
                                                        dividends
  ----------------------------------------------------------------------------------------------
    Davis Venture Value     growth of capital           invests primarily in common stocks
    Portfolio                                           of companies with market
                                                        capitalizations of at least $5
                                                        billion
  ----------------------------------------------------------------------------------------------
    Alliance Growth         long-term growth of         invests primarily in equity
    Portfolio               capital                     securities of a limited number of
                                                        large, carefully selected, high
                                                        quality U.S. companies that are
                                                        judged likely to achieve superior
                                                        earnings
  ----------------------------------------------------------------------------------------------
    MFS Massachusetts       reasonable current          invests primarily in equity
    Investors Trust         income and long-term        securities
    Portfolio               growth of capital and
                            income
  ----------------------------------------------------------------------------------------------
    Putnam Growth: Voyager  long-term growth of         invests primarily in common stocks
    Portfolio               capital                     or securities with common stock
                                                        characteristics that its Subadviser
                                                        believes have above-average growth
                                                        prospects
  ----------------------------------------------------------------------------------------------
    Blue Chip Growth        capital appreciation        invests, under normal
    Portfolio                                           circumstances, at least 80% of net
                                                        assets in common stocks that
                                                        demonstrate the potential for
                                                        capital appreciation, issued by
                                                        large-cap companies
  ----------------------------------------------------------------------------------------------
    MFS Mid-Cap Growth      long-term growth of         invests, under normal
    Portfolio               capital                     circumstances, at least 80% of net
                                                        assets in equity securities of
                                                        medium-sized companies that its
                                                        Subadviser believes have
                                                        above-average growth potential
  ----------------------------------------------------------------------------------------------
    Aggressive Growth       capital appreciation        invests primarily in equity
    Portfolio                                           securities of high growth companies
                                                        including small and medium sized
                                                        growth companies with market
                                                        capitalizations of $1.5 billion to
                                                        $15 billion
  ----------------------------------------------------------------------------------------------

       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.




       MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.



       INTERNATIONAL PORTFOLIOS typically seek capital appreciation by investing significantly in securities traded in markets outside the U.S.



       AN "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrialization cycle.

                            INTERNATIONAL PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    International Growth    growth of capital and,      invests primarily in common stocks
    and Income Portfolio    secondarily, current        traded on markets outside the U.S.
                            income
  ----------------------------------------------------------------------------------------------
    Global Equities         long-term growth of         invests primarily in common stocks
    Portfolio               capital                     or securities with common stock
                                                        characteristics of U.S. and foreign
                                                        issuers that demonstrate the
                                                        potential for appreciation and
                                                        engages in transactions in foreign
                                                        currencies; under normal
                                                        circumstances, at least 80% of net
                                                        assets of the Portfolio will be
                                                        invested in equity securities
  ----------------------------------------------------------------------------------------------
    Emerging Markets        long-term capital           invests, under normal
    Portfolio               appreciation                circumstances, at least 80% of net
                                                        assets in common stocks and other
                                                        equity securities of companies that
                                                        its Subadviser believes have
                                                        above-average growth prospects
                                                        primarily in emerging markets
                                                        outside the U.S.
  ----------------------------------------------------------------------------------------------

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 28 describe various additional risks.

    Risks of Investing in Equity Securities

    The GROWTH-INCOME, DAVIS VENTURE VALUE, ALLIANCE GROWTH, MFS MASSACHUSETTS INVESTORS TRUST, PUTNAM GROWTH: VOYAGER, BLUE CHIP GROWTH, MFS MID-CAP GROWTH, AGGRESSIVE GROWTH, INTERNATIONAL GROWTH AND INCOME, GLOBAL EQUITIES and EMERGING MARKETS PORTFOLIOS invest primarily in equity securities. In addition, the SUNAMERICA BALANCED and MFS TOTAL RETURN PORTFOLIOS invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Growth Stocks

    Growth stocks are historically volatile, which will particularly affect the GROWTH-INCOME, ALLIANCE GROWTH, MFS MASSACHUSETTS INVESTORS TRUST, PUTNAM
    GROWTH: VOYAGER, BLUE CHIP GROWTH, MFS MID-CAP GROWTH and AGGRESSIVE GROWTH PORTFOLIOS.

    Risks of Value Investing

    The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect, will particularly affect the DAVIS VENTURE VALUE PORTFOLIO.

    Risks of Investing in Bonds

    The GLOBAL BOND PORTFOLIO invests primarily in bonds. In addition, the SUNAMERICA BALANCE AND MFS TOTAL RETURN PORTFOLIOS may invest significantly in bonds. As with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Junk Bonds

    The MFS TOTAL RETURN PORTFOLIO may invest significantly in junk bonds. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing in Money Market Securities

    You should be aware that an investment in the CASH MANAGEMENT PORTFOLIO is subject to the risk that the value of its investments in high-quality short-term debt obligations ("money market securities") may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The CASH MANAGEMENT PORTFOLIO does not seek to maintain a stable net asset value.

    Risks of Investing Internationally

    Except for the CASH MANAGEMENT PORTFOLIO, all of the Portfolios may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios except for the CASH MANAGEMENT PORTFOLIO and are primary risks of the GLOBAL BOND, INTERNATIONAL GROWTH AND INCOME, GLOBAL EQUITIES and EMERGING MARKETS PORTFOLIOS.

    Risks of Investing in Emerging Market Countries

    The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. The EMERGING MARKETS PORTFOLIO invests significantly in emerging market countries. In addition, the GLOBAL BOND, INTERNATIONAL GROWTH AND INCOME and GLOBAL EQUITIES PORTFOLIO may also invest in emerging market countries.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the GROWTH-INCOME, ALLIANCE GROWTH, PUTNAM GROWTH: VOYAGER, AGGRESSIVE GROWTH, INTERNATIONAL GROWTH AND INCOME and EMERGING MARKETS PORTFOLIOS.

    Risks of Investing in Real Estate Securities

    The MFS TOTAL RETURN PORTFOLIO invests significantly in real estate securities and is subject to the risks associated with the direct ownership of real estate. The Portfolio could also be subject to the risks of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Most of the Portfolio's investments are, and likely will continue to be, interests in Real Estate Investment Trusts ("REITs").

    Risks of Investing in "Non-Diversified" Portfolios

    The GLOBAL BOND and MFS MID-CAP GROWTH PORTFOLIOS are organized as "non-diversified" Portfolios. A non-diversified Portfolio can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, a Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future. Performance information is not included for Portfolios that have not been in existence for at least one full calendar year.

--------------------------------------------------------------------------------

                           CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                   CASH MANAGEMENT PORTFOLIO CLASS 1
                                                                   ---------------------------------
1994                                                                             3.80%
1995                                                                             5.48%
1996                                                                             4.91%
1997                                                                             5.22%
1998                                                                             5.05%
1999                                                                             4.87%
2000                                                                             6.05%
2001                                                                             3.67%
2002                                                                             1.40%

During the period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ended 12/31/00) and the lowest return for a quarter was 0.27% (quarter ended 6/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 0.18%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR       YEARS     INCEPTION(1)
-------------------------------------------------------------------------------------------------
 Cash Management Portfolio Class 1                              1.40%      4.20%         4.30%
-------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is February 9, 1993.

--------------------------------------------------------------------------------

                             GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------
                                   (CLASS 1)*
                                  (BAR CHART)

                                                                     GLOBAL BOND PORTFOLIO CLASS 1
                                                                     -----------------------------
1994                                                                             -4.65%
1995                                                                             17.64%
1996                                                                              9.36%
1997                                                                             10.03%
1998                                                                             10.87%
1999                                                                             -1.05%
2000                                                                              9.27%
2001                                                                              5.05%
2002                                                                              5.88%

During the period shown in the bar chart, the highest return for a quarter was 5.66% (quarter ended 09/30/98) and the lowest return for a quarter was -3.97% (quarter ended 03/31/94). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 1.56%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                  PAST ONE       PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                     YEAR           YEARS      INCEPTION(1)
-------------------------------------------------------------------------------------------------
 Global Bond Portfolio Class 1                             5.88%          5.92%          6.91%
-------------------------------------------------------------------------------------------------
 J.P. Morgan Global Government Bond Index (hedged)(2)      8.40%          7.42%          7.94%
-------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is July 1, 1993.

(2) The J.P. Morgan Global Government Bond Index (hedged) tracks the performance of bonds throughout the world, including issues from Europe, Australia, the Far East and the United States.

--------------------------------------------------------------------------------

                         SUNAMERICA BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                 SUNAMERICA BALANCED PORTFOLIO CLASS 1
                                                                 -------------------------------------
1997                                                                             24.48%
1998                                                                             24.61%
1999                                                                             21.40%
2000                                                                             -9.43%
2001                                                                            -13.14%
2002                                                                            -15.18%

During the period shown in the bar chart, the highest return for a quarter was 15.55% (quarter ended 12/31/98) and the lowest return for a quarter was -11.19% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -1.86%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE       PAST FIVE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 SunAmerica Balanced Portfolio Class 1                      -15.18%          0.19%            5.10%
------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%         -0.58%            5.83%
------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)                     10.26%          7.54%            8.17%
------------------------------------------------------------------------------------------------------
 Blended Index(4)                                            -9.05%          3.16%            6.95%
------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 3, 1996.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(4) The Blended Index consists of 55% S&P 500 Index, 35% Lehman Brothers U.S. Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                  MFS TOTAL RETURN PORTFOLIO CLASS 1
                                                                  ----------------------------------
1995                                                                             27.64%
1996                                                                              9.94%
1997                                                                             16.90%
1998                                                                             19.53%
1999                                                                              2.88%
2000                                                                             17.01%
2001                                                                              0.52%
2002                                                                             -4.85%

During the period shown in the bar chart, the highest return for a quarter was 13.55% (quarter ended 12/31/98) and the lowest return for a quarter was -8.16% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -2.53%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE       PAST FIVE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio Class 1                          -4.85%          6.60%           10.44%
------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%         -0.58%            9.78%
------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)                     10.26%          7.54%            8.49%
------------------------------------------------------------------------------------------------------
 Blended Index(4)                                            -9.05%          3.16%            9.19%
------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception returns for the comparative indices are as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(4) The Blended Index consists of 35% Lehman Brothers U.S. Aggregate Index, 55% S&P 500 Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

--------------------------------------------------------------------------------

                            GROWTH-INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                    GROWTH-INCOME PORTFOLIO CLASS 1
                                                                    -------------------------------
1994                                                                             -2.61%
1995                                                                             34.10%
1996                                                                             24.06%
1997                                                                             33.91%
1998                                                                             30.74%
1999                                                                             30.04%
2000                                                                             -8.34%
2001                                                                            -15.90%
2002                                                                            -21.15%

During the period shown in the bar chart, the highest return for a quarter was 28.51% (quarter ended 12/31/98) and the lowest return for a quarter was -19.39% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.81%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                   PAST ONE    PAST FIVE     SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)                     YEAR        YEARS       INCEPTION(1)
----------------------------------------------------------------------------------------------
 Growth-Income Portfolio Class 1                            -21.15%       0.66%        9.36%
----------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%      -0.58%        9.26%
----------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                         DAVIS VENTURE VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                 DAVIS VENTURE VALUE PORTFOLIO CLASS 1
                                                                 -------------------------------------
1995                                                                             37.45%
1996                                                                             24.76%
1997                                                                             34.32%
1998                                                                             13.73%
1999                                                                             16.11%
2000                                                                              9.47%
2001                                                                            -11.32%
2002                                                                            -16.77%

During the period shown in the bar chart, the highest return for a quarter was 21.07% (quarter ended 12/31/98) and the lowest return for a quarter was -14.87% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -4.66%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Davis Venture Value Portfolio Class 1                      -16.77%       1.30%         11.51%
------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%      -0.58%          9.78%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                   ALLIANCE GROWTH PORTFOLIO CLASS 1
                                                                   ---------------------------------
1994                                                                             -2.16%
1995                                                                             43.79%
1996                                                                             29.11%
1997                                                                             31.43%
1998                                                                             52.23%
1999                                                                             33.07%
2000                                                                            -19.47%
2001                                                                            -14.00%
2002                                                                            -31.26%

During the period shown in the bar chart, the highest return for a quarter was 32.57% (quarter ended 12/31/98) and the lowest return for a quarter was -16.67% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.86%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio Class 1                          -31.26%      -0.72%         10.00%
------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(2)                               -27.88%      -3.84%          6.89%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is February 9, 1993.

(2) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                  MFS MASSACHUSETTS INVESTORS TRUST PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                MFS GROWTH AND INCOME PORTFOLIO CLASS 1
                                                                ---------------------------------------
1994                                                                             -8.01%
1995                                                                             32.10%
1996                                                                             15.99%
1997                                                                             23.22%
1998                                                                             29.28%
1999                                                                              5.93%
2000                                                                             -0.32%
2001                                                                            -16.04%
2002                                                                            -21.00%

During the period shown in the bar chart, the highest return for a quarter was 22.03% (quarter ended 12/31/98) and the lowest return for a quarter was -15.56% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -3.95%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
-------------------------------------------------------------------------------------------------
 MFS Massachusetts Investors Trust Portfolio Class 1(2)     -21.00%      -1.97%          5.75%
-------------------------------------------------------------------------------------------------
 S&P 500 Index(3)                                           -22.10%      -0.58%          9.26%
-------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) Prior to May 1, 2003, the MFS Massachusetts Investors Trust Portfolio was named the MFS Growth and Income Portfolio.

(3) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                        PUTNAM GROWTH: VOYAGER PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                    PUTNAM GROWTH PORTFOLIO CLASS 1
                                                                    -------------------------------
1994                                                                             -1.57%
1995                                                                             24.75%
1996                                                                             20.37%
1997                                                                             32.48%
1998                                                                             34.76%
1999                                                                             29.71%
2000                                                                            -18.06%
2001                                                                            -24.16%
2002                                                                            -26.41%

During the period shown in the bar chart, the highest return for a quarter was 25.28% (quarter ended 12/31/98) and the lowest return for a quarter was -19.65% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -1.60%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Putnam Growth: Voyager Portfolio Class 1(2)                -26.41%      -4.38%         4.92%
------------------------------------------------------------------------------------------------
 Russell 1000(R) Growth Index(3)                            -27.88%      -3.84%         6.89%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is February 9, 1993.

(2) Prior to May 1, 2003, the Putnam Growth: Voyager Portfolio was named the Putnam Growth Portfolio.

(3) The Russell 1000(R) Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                           BLUE CHIP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                                  BLUE CHIP GROWTH PORTFOLIO CLASS 1
                                                                  ----------------------------------
2001                                                                            -20.87%
2002                                                                            -29.26%

During the period shown in the bar chart, the highest return for a quarter was 12.86% (quarter ended 12/31/01) and the lowest return for a quarter was -19.10% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -1.03%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Blue Chip Growth Portfolio Class 1                            -29.26%        -25.00%
---------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%        -17.03%
---------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is July 5, 2000. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                          MFS MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                                 MFS MID-CAP GROWTH PORTFOLIO CLASS 1
                                                                 ------------------------------------
2000                                                                              9.61%
2001                                                                            -22.62%
2002                                                                            -47.17%

During the period shown in the bar chart, the highest return for a quarter was 26.80% (quarter ended 12/31/01) and the lowest return for a quarter was -35.89% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.17%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 MFS Mid-Cap Growth Portfolio Class 1                         -47.17%        -7.74%
--------------------------------------------------------------------------------------
 Russell 2000(R) Index(2)                                     -20.48%         0.28%
--------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is April 1, 1999.

(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                                   (CLASS 1)*
                                  (BAR CHART)

                                                                  AGGRESSIVE GROWTH PORTFOLIO CLASS 1
                                                                  -----------------------------------
1997                                                                             12.35%
1998                                                                             17.43%
1999                                                                             84.66%
2000                                                                            -15.25%
2001                                                                             -31.7%
2002                                                                            -24.71%

During the period shown in the bar chart, the highest return for a quarter was 53.68% (quarter ended 12/31/99) and the lowest return for a quarter was -27.42% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -2.65%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio Class 1                        -24.71%      -1.12%         1.71%
------------------------------------------------------------------------------------------------
 Russell 3000(R) Index(2)                                   -21.54%      -0.71%         5.30%
------------------------------------------------------------------------------------------------
 Russell 2000(R) Index(3)                                   -20.48%      -1.36%         2.24%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)Inception date for the Portfolio is June 3, 1996.

(2)Effective May 1, 2003, the Portfolio has selected the Russell 3000(R) Index for performance comparisons. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The change in indices was made because the Russell 3000(R) Index is more representative of the Portfolio's investment strategy.

(3)The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------

                   INTERNATIONAL GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                               INTERNATIONAL GROWTH AND INCOME PORTFOLIO
                                                                                CLASS 1
                                                               -----------------------------------------
1998                                                                             10.83%
1999                                                                             24.18%
2000                                                                              1.16%
2001                                                                            -22.24%
2002                                                                            -20.89%

During the period shown in the bar chart, the highest return for a quarter was 16.93% (quarter ended 12/31/98) and the lowest return for a quarter was -23.49% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -7.82%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 International Growth and Income Portfolio Class 1          -20.89%      -3.05%        -1.67%
------------------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                         -15.94%      -2.89%        -3.20%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 2, 1997.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index represents the foreign stocks of 20 countries in Europe, Australasia and the Far East.

--------------------------------------------------------------------------------

                           GLOBAL EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                   GLOBAL EQUITIES PORTFOLIO CLASS 1
                                                                   ---------------------------------
1994                                                                              -0.3%
1995                                                                             19.16%
1996                                                                             14.18%
1997                                                                             15.06%
1998                                                                             22.86%
1999                                                                             30.94%
2000                                                                            -17.26%
2001                                                                            -18.11%
2002                                                                            -26.79%

During the period shown in the bar chart, the highest return for a quarter was 25.50% (quarter ended 12/31/98) and the lowest return for a quarter was -20.67% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -4.02%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR        YEARS      INCEPTION(1)
---------------------------------------------------------------------------------------------------
 Global Equities Portfolio Class 1                             -26.79%      -4.41%         3.93%
---------------------------------------------------------------------------------------------------
 MSCI World Index(2)                                           -19.89%      -2.11%         6.08%
---------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) World Index measures the performance of companies representative of the market structure of 23 developed market countries in North America, Europe and Asia/Pacific regions.

--------------------------------------------------------------------------------

                           EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                  EMERGING MARKETS PORTFOLIO CLASS 1
                                                                  ----------------------------------
1998                                                                            -24.27%
1999                                                                             77.45%
2000                                                                            -36.38%
2001                                                                             -1.76%
2002                                                                             -7.14%

During the period shown in the bar chart, the highest return for a quarter was 38.80% (quarter ended 12/31/99) and the lowest return for a quarter was -22.17% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -6.86%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                      PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                         YEAR        YEARS      INCEPTION(1)
--------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio Class 1                           -7.14%       -4.85%        -7.41%
--------------------------------------------------------------------------------------------------
 MSCI Emerging Markets Free Index(2)                          -6.00%       -4.58%        -8.05%
--------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 2, 1997.

(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on Class 1 shares if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                        CASH MANAGEMENT            GLOBAL BOND         SUNAMERICA BALANCED      MFS TOTAL RETURN
                                           PORTFOLIO                PORTFOLIO               PORTFOLIO             PORTFOLIO(1)
                                      --------------------     -------------------     --------------------     -----------------
                                            CLASS 1                  CLASS 1                 CLASS 1                 CLASS 1
                                      --------------------     -------------------     --------------------     -----------------
Management Fees                              0.48%                    0.68%                   0.61%                   0.65%
Distribution and/or Service (12b-1)
  Fees                                       0.00%                    0.00%                   0.00%                   0.01%
Other Expenses                               0.04%                    0.12%                   0.07%                   0.06%
Total Annual Portfolio Operating
  Expenses                                   0.52%                    0.80%                   0.68%                   0.72%

                                                                                                               MFS MASSACHUSETTS
                                        GROWTH-INCOME         DAVIS VENTURE VALUE       ALLIANCE GROWTH            INVESTORS
                                         PORTFOLIO(1)              PORTFOLIO               PORTFOLIO           TRUST PORTFOLIO(1)
                                     --------------------     -------------------     --------------------     ------------------
                                           CLASS 1                  CLASS 1                 CLASS 1                 CLASS 1
                                     --------------------     -------------------     --------------------     ------------------
Management Fees                             0.54%                    0.71%                   0.61%                   0.70%
Distribution and/or Service (12b-1)
  Fees                                      0.01%                    0.00%                   0.00%                   0.02%
Other Expenses                              0.04%                    0.04%                   0.04%                   0.06%
Total Annual Portfolio Operating
  Expenses                                  0.59%                    0.75%                   0.65%                   0.78%

                                         PUTNAM GROWTH:                                    MFS MID-CAP             AGGRESSIVE
                                            VOYAGER             BLUE CHIP GROWTH              GROWTH                 GROWTH
                                          PORTFOLIO(1)            PORTFOLIO(2)             PORTFOLIO(1)             PORTFOLIO
                                      --------------------     -------------------     --------------------     -----------------
                                            CLASS 1                  CLASS 1                 CLASS 1                 CLASS 1
                                      --------------------     -------------------     --------------------     -----------------
Management Fees                              0.80%                    0.70%                   0.75%                   0.71%
Distribution and/or Service (12b-1)
  Fees                                       0.01%                    0.00%                   0.02%                   0.00%
Other Expenses                               0.05%                    0.24%                   0.07%                   0.06%
Total Annual Portfolio Operating
  Expenses                                   0.86%                    0.94%                   0.84%                   0.77%

                                      INTERNATIONAL GROWTH
                                           AND INCOME            GLOBAL EQUITIES         EMERGING MARKETS
                                           PORTFOLIO                PORTFOLIO               PORTFOLIO
                                      --------------------     -------------------     --------------------
                                            CLASS 1                  CLASS 1                 CLASS 1
                                      --------------------     -------------------     --------------------
Management Fees                              0.96%                    0.76%                   1.25%
Distribution and/or Service (12b-1)
  Fees                                       0.00%                    0.00%                   0.00%
Other Expenses                               0.26%                    0.17%                   0.28%
Total Annual Portfolio Operating
  Expenses                                   1.22%                    0.93%                   1.53%

---------------

(1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's distribution fees have been reduced. "Distribution and/or Service (12b-1) Fees" does not take into account this expense reduction and are therefore higher than the actual "Distribution and/or Service (12b-1) Fees" of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" for Class 1 would have been as follows:

                                                CLASS 1
                                                -------
MFS Total Return Portfolio                       0.71%
Growth-Income Portfolio                          0.58%
MFS Massachusetts Investors Trust
  Portfolio                                      0.76%
Putnam Growth: Voyager Portfolio                 0.85%
MFS Mid-Cap Growth Portfolio                     0.82%

(2) The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the following Portfolio classes do not exceed the amounts set forth below:

                                                CLASS 1
                                                -------
Blue Chip Growth Portfolio                       0.85%

    These waivers and reimbursements will continue indefinitely, but may be terminated at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the gross expenses shown in the fee tables, your costs would be:

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Cash Management Portfolio.................................   $ 53     $167      $291      $  653
Global Bond Portfolio.....................................     82      255       444         990
SunAmerica Balanced Portfolio.............................     69      218       379         847
MFS Total Return Portfolio*...............................     74      230       401         894
Growth-Income Portfolio*..................................     60      189       329         738
Davis Venture Value Portfolio.............................     77      240       417         930
Alliance Growth Portfolio.................................     66      208       362         810
MFS Massachusetts Investors Trust Portfolio*..............     80      249       433         966
Putnam Growth: Voyager Portfolio*.........................     88      274       477       1,061
Blue Chip Growth Portfolio*...............................     96      300       520       1,155
MFS Mid-Cap Growth Portfolio*.............................     86      268       466       1,037
Aggressive Growth Portfolio...............................     79      246       428         954
International Growth and Income Portfolio.................    124      387       670       1,477
Global Equities Portfolio.................................     95      296       515       1,143
Emerging Markets Portfolio................................    156      483       834       1,824

* The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from directed brokerage arrangements. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time. The following are your costs after these fee waivers and/or expense reimbursements and expense reductions.

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEAR
                                                            ------   -------   -------   --------
MFS Total Return Portfolio................................   $ 73     $227      $395      $  883
Growth-Income Portfolio...................................     59      186       324         726
MFS Massachusetts Investors Trust Portfolio...............     78      243       422         942
Putnam Growth: Voyager Portfolio..........................     87      271       471       1,049
Blue Chip Growth Portfolio................................     87      271       471       1,049
MFS Mid-Cap Growth Portfolio..............................     84      262       455       1,014

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Class 1 shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("SAAMCo"), the Trust's investment adviser and manager. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. Class 1 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class 2 and 3 shares are offered through a separate prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

DISTRIBUTION (12b-1) PLAN

Class 1 shares of each Portfolio (other than the Cash Management Portfolio) are subject to distribution fees pursuant to a Rule 12b-1 plan. Each Portfolio may participate in directed brokerage programs whereby a portion of the brokerage commissions generated by a Portfolio will be used to make payments to AIG SunAmerica Capital Services, Inc. (the "Distributor"). The Distributor will use the money to pay for expenses designed to promote the sale of Class 1 shares of each Portfolio. Such payments to the Distributor will not exceed an annual rate of 0.75% of the average daily net assets of Class 1 shares of each Portfolio. Because these distribution fees are paid for out of directed brokerage, these fees will not increase the cost of your investment or affect your return.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. Securities for which quotations are not readily available or if a development/event occurs that may significantly impact the value of the securities then these securities are fair valued as determined pursuant to procedures adopted in good faith under the direction of the Trust's Trustees.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 1 shares are subject to distribution fees pursuant to a 12b-1 plan.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENT. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.


------------------------------------------------------------------------------------------------------------------
                                              FIXED INCOME PORTFOLIOS
 -----------------------------------------------------------------------------------------------------------------
                                                       CASH
                                                    MANAGEMENT                             GLOBAL BOND
-------------------------------------------------------------------------------------------------------------------
  What are the Portfolio's principal   - Fixed income securities:             - Fixed income securities:
  investments?                           - U.S. treasury bills                  - U.S. and non-U.S. government
                                         - agency discount notes                  securities
                                         - commercial paper                     - investment grade corporate bonds
                                         - corporate debt instruments           - mortgage and asset-backed
                                       - Short-term investments                   securities
                                         - repurchase agreements              - Short-term investments
                                         - bank obligations                   - Currency transactions
                                                                              - Foreign securities
-----------------------------------------------------------------------------------------------------------------
  What other types of investments or   N/A                                    - Options and futures
  strategies may the Portfolio use to                                         - Forward commitments
  a significant extent?                                                       - Mortgage and currency swaps
                                                                              - Credit, interest-rate and total
                                                                                return swaps
                                                                              - Hybrid instruments
                                                                              - Deferred interest bonds
                                                                              - Inverse floaters
                                                                              - Illiquid securities (up to 15%)
                                                                              - Pass-through securities
                                                                              - Borrowing for temporary or
                                                                                emergency purposes (up to 33 1/3%)
-----------------------------------------------------------------------------------------------------------------
  What other types of investments may  - Short-term investments               - Mortgage dollar rolls
  the Portfolio use as part of           - municipal obligations              - Zero coupon, deferred interest and
  efficient portfolio management or                                             PIK bonds
  to enhance return?                                                          - Firm commitments and when-issued or
                                                                                delayed -- delivery
                                                                                transactions
                                                                              - Forward commitments
                                                                              - Loan participations and assignments
                                                                              - Securities
                                                                                lending (up to 33 1/3%)
                                                                              - Interest rate swaps, caps and
                                                                                collars
-----------------------------------------------------------------------------------------------------------------
  What additional risks normally       - Interest rate fluctuations           - Interest rate fluctuations
  affect the Portfolio?                - Securities selection                 - Credit quality
                                                                              - Currency volatility
                                                                              - Derivatives
                                                                              - Market
                                                                                volatility
                                                                              - Non-diversified status
                                                                              - Foreign exposure
                                                                              - Hedging
                                                                              - Securities selection
-----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
                          BALANCED OR ASSET ALLOCATION PORTFOLIOS
-------------------------------------------------------------------------------------------
                                              SUNAMERICA
                                               BALANCED               MFS TOTAL RETURN
-------------------------------------------------------------------------------------------
  What are the Portfolio's principal   - Equity securities:       - Equity securities (at
  investments?                           - common stocks            least 40%, but not more
                                       - Fixed income               than 75%):
                                         securities:                - common stocks
                                         - U.S. government          - convertible
                                           securities                 securities
                                         - corporate debt           - rights
                                           instruments            - Fixed income securities
                                                                    (at least 25%):
                                                                    - U.S. government
                                                                      securities
                                                                    - pass-through
                                                                      securities
                                                                    - corporate debt
                                                                      instruments
                                                                    - preferred stocks
-------------------------------------------------------------------------------------------
  What other types of investments or   - Equity securities:       - Foreign securities (up
  strategies may the Portfolio use to    - small-cap stocks (up     to 20%):
  a significant extent?                    to 20%)                  - Brady bonds
                                       - Short-term investments     - depositary receipts
                                       - Defensive investments      - fixed income
                                       - Foreign securities           securities (U.S.
                                       - Illiquid securities (up      dollar denominated)
                                         to 15%)                  - Junk bonds (up to 20%)
                                                                  - Securities lending (up
                                                                    to 33 1/3%)
                                                                  - Emerging markets
-------------------------------------------------------------------------------------------
  What other types of investments may  - Options and futures      - Municipal bonds
  the Portfolio use as part of         - Currency transactions    - Warrants
  efficient portfolio management or    - Borrowing for temporary  - Zero-coupon, deferred
  to enhance return?                     or emergency purposes      interest and PIK bonds
                                         (up to 33 1/3%)            when-issued and
                                       - Securities lending (up     delayed-delivery
                                         to 33 1/3%)                transactions
                                                                  - Hybrid instruments
                                                                  - Inverse floaters
                                                                  - Options and futures
                                                                  - Currency transactions
                                                                  - Forward commitments
                                                                  - Registered investment
                                                                    companies
                                                                  - Short-term investments
                                                                  - Loan participations
                                                                  - Equity swaps
-------------------------------------------------------------------------------------------
  What additional risks normally       - Market volatility        - Securities selection
  affect the Portfolio?                - Interest rate            - Market volatility
                                         fluctuations             - Foreign exposure
                                       - Credit quality           - Interest rate
                                       - Currency volatility        fluctuations
                                       - Foreign exposure         - Credit quality
                                       - Derivatives              - Active trading
                                       - Hedging                  - Prepayment
                                       - Securities selection
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                              EQUITY PORTFOLIOS
--------------------------------------------------------------------------------------------------------------
                                                              DAVIS VENTURE
                                  GROWTH-INCOME                   VALUE                  ALLIANCE GROWTH
--------------------------------------------------------------------------------------------------------------
  What are the Portfolio's  - Equity securities:        - Equity securities:        - Equity securities:
  principal investments?      - large-cap stocks          - large-cap stocks          - large-cap stocks
                              - mid-cap stocks
--------------------------------------------------------------------------------------------------------------
  What other types of       - Foreign securities        - Mid-cap stocks            - Foreign securities
  investments or              (up to 25%)               - Foreign securities          (up to 25%)
  strategies may the
  Portfolio use to a
  significant extent?
--------------------------------------------------------------------------------------------------------------
  What other types of       - Short-term investments    - Short-term investments    - Short-term investments
  investments may the       - Defensive investments     - Defensive investments     - Defensive investments
  Portfolio use as part of  - Borrowing for temporary   - U.S. government           - Borrowing for temporary
  efficient portfolio         or emergency purposes       securities                  or emergency purposes
  management or to enhance    (up to 33 1/3%)                                         (up to 33 1/3%)
  return?                   - Options and futures                                   - Options and futures
--------------------------------------------------------------------------------------------------------------
  What additional risks     - Market volatility         - Market volatility         - Market volatility
  normally affect the       - Securities selection      - Securities selection      - Securities selection
  Portfolio?                - Active trading                                        - Active trading
                            - Growth stocks                                         - Growth stocks
--------------------------------------------------------------------------------------------------------------

--------------------------  ------------------------------
                                  EQUITY PORTFOLIOS
--------------------------  ------------------------------
                                MFS MASSACHUSETTS
                                 INVESTORS TRUST
--------------------------  ------------------------------
  What are the Portfolio's  - Equity securities
  principal investments?      (at least 65%):
                              - common stocks
                              - convertible
                                securities
                            - Fixed income securities:
                              - preferred stocks
                            - Foreign securities:
                              - depositary receipts
--------------------------------------------------------------
  What other types of       - Foreign securities
  investments or              (up to 20%)
  strategies may the        - Securities lending
  Portfolio use to a          (up to 33 1/3%)
  significant extent?
-------------------------------------------------------------------
  What other types of       - Warrants
  investments may the       - Zero-coupon, deferred
  Portfolio use as part of    interest and PIK bonds
  efficient portfolio       - Short sales
  management or to enhance  - When-issued and delayed-
  return?                     delivery transactions
                            - Futures
                            - Currency transactions
                            - Forward commitments
                            - Registered investment
                              companies
                            - Short-term investments
                            - Rights
                            - Emerging markets
------------------------------------------------------------------------
  What additional risks     - Market volatility
  normally affect the       - Securities selection
  Portfolio?                - Medium sized companies
                            - Growth stocks
-----------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                  EQUITY PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------
                          PUTNAM GROWTH:                                  MFS MID-CAP
                              VOYAGER           BLUE CHIP GROWTH            GROWTH            AGGRESSIVE GROWTH
---------------------------------------------------------------------------------------------------------------------
  What are the         - Equity securities    - Equity securities:   - Equity securities:   - Equity securities:
  Portfolio's                                   - large-cap stocks     - common stocks        - small-cap stocks
  principal                                     - mid-cap stocks       - mid-cap stocks       - mid-cap stocks
  investments?                                                         - convertible          - convertible
                                                                         securities             securities
                                                                     - Fixed income           - warrants
                                                                       securities:          - Defensive
                                                                       - preferred stocks     investments
                                                                     - Foreign securities:  - Options and futures
                                                                       - depositary
                                                                         receipts
---------------------------------------------------------------------------------------------------------------------
  What other types of  N/A                    - Small-cap stocks     - Foreign securities   - Large-cap stocks
  investments or                              - Foreign securities     (up to 20%)
  strategies may the                                                 - Junk bonds
  Portfolio use to a                                                   (up to 10%)
  significant extent?
---------------------------------------------------------------------------------------------------------------------
  What other types of  - Short-term           - Short-term           - Warrants             - Borrowing for
  investments may the    investments            investments          - Rights                 temporary or
  Portfolio use as     - Currency               (up to 10%)          - Corporate debt         emergency purposes
  part of efficient      transactions         - Defensive              instruments            (up to 33 1/3%)
  portfolio            - Defensive              instruments          - U.S. government      - Options and futures
  management or to       investments          - Options and futures    securities           - Illiquid securities
  enhance return?      - Borrowing for        - Borrowing for        - Zero-coupon,           (up to 15%)
                         temporary or           temporary or           deferred interest    - Short-term
                         emergency purposes     emergency purposes     and PIK bonds          investments
                       - Options and futures    (up to 33 1/3%)      - Short sales
                       - Warrants             - Securities lending   - When-issued and
                       - Hybrid instruments     (up to 33 1/3%)        delayed-delivery
                                                                       transactions
                                                                     - Options and futures
                                                                     - Currency
                                                                       transactions
                                                                     - Forward commitments
                                                                     - Registered
                                                                       investment
                                                                       companies
                                                                     - Short-term
                                                                       investments
                                                                     - Securities lending
                                                                       (up to 33 1/3%)
---------------------------------------------------------------------------------------------------------------------
  What additional      - Market volatility    - Market volatility    - Market volatility    - Market volatility
  risks normally       - Securities           - Securities           - Securities           - Securities
  affect the             selection              selection              selection              selection
  Portfolio?           - Growth stocks        - Active trading       - Medium sized         - IPO investing
                       - IPO investing        - Interest rate          companies            - Illiquidity
                       - Derivatives            fluctuation          - Foreign exposure     - Interest rate
                       - Hedging              - Growth stocks        - Emerging markets       fluctuations
                                              - Derivatives          - Growth stocks        - Small and medium
                                              - Hedging              - Non-diversified        sized companies
                                                                       status               - Credit quality
                                                                     - Active trading       - Derivatives
                                                                     - Derivatives          - Hedging
                                                                     - Hedging              - Emerging markets
                                                                     - Credit quality       - Growth stocks
                                                                                            - Active trading
                                                                                            - Technology sector
---------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
                           INTERNATIONAL PORTFOLIOS
------------------------------------------------------------------------------
                      INTERNATIONAL
                    GROWTH AND INCOME    GLOBAL EQUITIES     EMERGING MARKETS
------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity
  Portfolio's         securities:         securities:         securities:
  principal           - large-cap         - large-cap         - small-cap
  investments?          stocks              stocks              stocks
                        (foreign)         - mid-cap stocks    - mid-cap stocks
                    - Foreign           - Foreign           - Foreign
                      securities          securities          securities
------------------------------------------------------------------------------
  What other types  - Equity            N/A                 - Hybrid
  of investments      securities:                             instruments
  or strategies       - mid-cap stocks                      - Equity swaps
  may the               (foreign)
  Portfolio use to  - Foreign
  a significant       securities:
  extent?             - emerging
                        markets
------------------------------------------------------------------------------
  What other types  - Equity            - Short-term        N/A
  of investments      securities:         investments
  may the             - small-cap       - Currency
  Portfolio use as      stocks            transactions
  part of               (foreign)       - Defensive
  efficient           - large-cap         investments
  portfolio             stocks (U.S.)   - Borrowing for
  management or to  - Currency            temporary or
  enhance return?     transactions        emergency
                    - Short-term          purposes (up to
                      investments         33 1/3%)
                    - Hybrid            - Options and
                      instruments         futures
                    - Equity swaps
------------------------------------------------------------------------------
  What additional   - Currency          - Market            - Currency
  risks normally      volatility          volatility          volatility
  affect the        - Foreign exposure  - Securities        - Foreign exposure
  Portfolio?        - Market              selection         - Emerging markets
                      volatility        - Active trading    - Growth stocks
                    - IPO investing     - Currency          - IPO investing
                    - Securities          volatility        - Market
                      selection         - Foreign exposure    volatility
                    - Hedging           - Growth stocks     - Securities
                    - Growth stocks     - Derivatives         selection
                                        - Hedging
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CREDIT SWAPS involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

CURRENCY SWAPS involve the exchange of the parties' respective rights to make or receive payments in specified currencies.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000(R) Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Midcap(R) Index, and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are Standard & Poor's ("S&P") and Moody's Investors Service, Inc. ("Moody's"). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

HYBRID INSTRUMENTS, such as INDEXED (i.e., Standard and Poor's Depositary Receipts ("SPDRs") and iShares(SM)) STRUCTURED SECURITIES and other EXCHANGE TRADED FUNDS ("ETFS"), can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MORTGAGE SWAPS are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write
(sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. With respect to the Cash Management Portfolio, short-term investments may also include investment in taxable municipal obligations which are debt obligations of a state or local government entity and an outgrowth of the Tax Reform Act of 1986, which restricted the issuance of traditional tax-exempt securities. Taxable municipal bonds are issued as private purpose bonds to finance such prohibited projects as a sports stadium, as municipal revenue bonds where caps apply, or as public purpose bonds where the 10% private use limitation has been exceeded.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

IPO INVESTING: A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPOs") exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated in significant amounts over short periods of time.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NON-DIVERSIFIED STATUS: Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT SALE RISKS: Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $31 billion as of December 31, 2002. SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Strategic Investment Series, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2003, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                  PORTFOLIO                              FEE
                  ---------                              ---
Cash Management Portfolio....................            0.48%
Global Bond Portfolio........................            0.68%
SunAmerica Balanced Portfolio................            0.61%
MFS Total Return Portfolio...................            0.65%
Growth-Income Portfolio......................            0.54%
Davis Venture Value Portfolio................            0.71%
Alliance Growth Portfolio....................            0.61%
MFS Massachusetts Investors Trust
  Portfolio..................................            0.70%
Putnam Growth: Voyager Portfolio.............            0.80%
Blue Chip Growth Portfolio...................            0.70%
MFS Mid-Cap Growth Portfolio.................            0.75%
Aggressive Growth Portfolio..................            0.71%
International Growth and Income Portfolio....            0.96%
Global Equities Portfolio....................            0.76%
Emerging Markets Portfolio...................            1.25%

INFORMATION ABOUT THE SUBADVISERS

ALLIANCE CAPITAL MANAGEMENT L.P. (Alliance) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading global investment management firm. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As of December 31, 2002, Alliance had approximately $386 billion in assets under management.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) is located at One Bank of America Plaza, Charlotte, NC 28255. BACAP is dedicated to providing responsible investment management and superior service and manages money for corporations, endowments and foundations, public funds/municipalities and individuals. As of December 31, 2002, BACAP and its affiliates had over $310 billion in assets under management.

DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISORS (Davis) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by SAAMCo) for the assets of the Portfolios allocated to it. As of December 31, 2002, Davis had approximately $33.6 billion in assets under management.

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL (GSAM-International), a business unit of the Investment Management Division of Goldman Sachs, is located at Christchurch Court 10-15 Newgate Street, London EC1A 7HD. GSAM-International has been a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, since 1990 and a registered investment adviser since 1991. As of December 31, 2002, GSAM-International, along with other units of the Investment Management Division of Goldman Sachs, had approximately $329.6 billion in assets under management.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. As of December 31, 2002, MFS had approximately $112.5 billion in assets under management.

PUTNAM INVESTMENT MANAGEMENT, LLC (Putnam) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of December 31, 2002, Putnam had approximately $250.9 billion in assets under management.

SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' Class 1 shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team(s) for each Portfolio is set forth below following table.

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Cash Management Portfolio     BACAP                         - Cash Investments Team      N/A
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Global Bond Portfolio         GSAM-International            - Andrew F. Wilson           Mr. Wilson joined
                                                               Managing Director and      GSAM-International in
                                                               Senior Portfolio Manager   December 1995 as an
                                                                                          Executive Director and
                                                                                          portfolio manager.
                                                                                          Prior to his current
                                                                                          position, he spent
                                                                                          three years as an
                                                                                          Assistant Director at
                                                                                          Rothschild Asset
                                                                                          Management, where he
                                                                                          was responsible for
                                                                                          managing global and
                                                                                          international bond
                                                                                          portfolios with
                                                                                          specific focus on the
                                                                                          U.S., Canadian,
                                                                                          Australian and
                                                                                          Japanese economies.
                                                             - James Cielinski            Mr. Cielinski joined
                                                               Executive Director and     GSAM-International in
                                                               Senior Portfolio Manager   1998 as a portfolio
                                                                                          manager. Prior to his
                                                                                          current position, he
                                                                                          spent five years at
                                                                                          Utah Retirement
                                                                                          Systems, where he
                                                                                          managed the fixed
                                                                                          income group.
                                                             - Philip Moffitt             Mr. Moffitt joined
                                                               Executive Director,        GSAM-International in
                                                               Senior Currency Portfolio  1999 as a portfolio
                                                               Manager and Senior         manager. Prior to his
                                                               Portfolio Manager          current position, he
                                                                                          worked for three years
                                                                                          as a proprietary
                                                                                          trader for Tokai Asia
                                                                                          Ltd. in Hong Kong.
                                                                                          Before that, Mr.
                                                                                          Moffitt spent ten
                                                                                          years with Bankers
                                                                                          Trust Asset Management
                                                                                          in Australia, where he
                                                                                          was a Managing
                                                                                          Director responsible
                                                                                          for all active global
                                                                                          fixed income funds as
                                                                                          well as a member of
                                                                                          the Asset Allocation
                                                                                          Committee.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Global Bond Portfolio        GSAM - International           - Iain Lindsay               Mr. Lindsay joined
 (continued)                                                   Executive Director and     GSAM-International in
                                                               Portfolio Manager          2001 as an Executive
                                                                                          Director and portfolio
                                                                                          manager. Prior to
                                                                                          that, he was a
                                                                                          portfolio
                                                                                          manager/product
                                                                                          manager at JP Morgan
                                                                                          Investment Management
                                                                                          from March 2000 to
                                                                                          June 2001. Before
                                                                                          that, he headed the
                                                                                          capital market
                                                                                          strategy team at Bank
                                                                                          of Montreal in London
                                                                                          from November 1997 to
                                                                                          September 1999 and was
                                                                                          a senior fixed-income
                                                                                          strategist with Credit
                                                                                          Lyonnais in Paris from
                                                                                          May 1994 to November
                                                                                          1997.
                                                             - Paul Marson                Mr. Marson joined
                                                               Executive Director and     GSAM-International in
                                                               Senior Portfolio Manager   2000 as a senior
                                                                                          portfolio manager.
                                                                                          Prior to his current
                                                                                          position, he spent
                                                                                          five years at JP
                                                                                          Morgan as a senior
                                                                                          portfolio manager and
                                                                                          member of the Global
                                                                                          Macro Strategy Team.
                                                             - Kevin Zhao                 Mr. Zhao, an Executive
                                                               Executive Director and     Director and Portfolio
                                                               Portfolio Manager          Manager, joined GSAM-
                                                                                          International in
                                                                                          December 1994 as an
                                                                                          associate and
                                                                                          portfolio manager. He
                                                                                          became an Executive
                                                                                          Director in 1996.
----------------------------------------------------------------------------------------------------------------
 SunAmerica Balanced           SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
 Portfolio                                                     Senior Vice President and  portfolio manager with
                                                               Portfolio Manager          SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio    MFS                           - David M. Calabro           Mr. Calabro joined MFS
                                                               Senior Vice President and  in 1992 as a Vice
                                                               Portfolio Manager          President and equity
                                                                                          analyst. He became a
                                                                                          portfolio manager in
                                                                                          1993 and was promoted
                                                                                          to Senior Vice
                                                                                          President in 1998.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio    MFS                           - Steven R. Gorham           Mr. Gorham, the
 (continued)                                                   Senior Vice President and  manager of the
                                                               Portfolio Manager          Portfolio's equity
                                                                                          portion, joined MFS in
                                                                                          1992, and has been a
                                                                                          portfolio manager
                                                                                          since 2002.
                                                             - Michael W. Roberge         Mr. Roberge, the
                                                               Senior Vice President and  manager of the
                                                               Portfolio Manager          Portfolio's fixed
                                                                                          income portion, joined
                                                                                          MFS in 1996, and has
                                                                                          been a portfolio
                                                                                          manager since 2002.
                                                             - Constantinos G. Mokas      Mr. Mokas, manager of
                                                               Senior Vice President and  the Portfolio's equity
                                                               Portfolio Manager          portion, joined MFS in
                                                                                          1990 as a research
                                                                                          analyst. He was
                                                                                          promoted to Assistant
                                                                                          Vice President in
                                                                                          1994, Vice President
                                                                                          in 1996 and portfolio
                                                                                          manager in 1998.
                                                             - Lisa B. Nurme              Ms. Nurme, a manager
                                                               Senior Vice President and  of the Portfolio's
                                                               Portfolio Manager          equity portion, became
                                                                                          a portfolio manager in
                                                                                          1995 and was promoted
                                                                                          to Senior Vice
                                                                                          President in 1998.
                                                             - Kenneth J. Enright         Mr. Enright, a manager
                                                               Senior Vice President and  of the Portfolio's
                                                               Portfolio Manager          equity portion, joined
                                                                                          MFS in 1986 as a
                                                                                          research analyst. He
                                                                                          became an Assistant
                                                                                          Vice President in
                                                                                          1987, Vice President
                                                                                          in 1988, portfolio
                                                                                          manager in 1993 and
                                                                                          Senior Vice President
                                                                                          in 1999.
----------------------------------------------------------------------------------------------------------------
 Growth-Income Portfolio       Alliance                      - Michael R. Baldwin         Mr. Baldwin joined the
                                                               Portfolio Manager and      company in 1989 as a
                                                               Senior Vice President      research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1991 and
                                                                                          was promoted to Senior
                                                                                          Vice President and
                                                                                          Associate Director of
                                                                                          Research in 1996.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Davis Venture Value           Davis                         - Christopher C. Davis       Mr. Davis has been
 Portfolio                                                     Portfolio Manager          employed by Davis
                                                                                          since 1989 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager,
                                                                                          co-portfolio manager,
                                                                                          and portfolio manager.
                                                             - Kenneth C. Feinberg        Mr. Feinberg has been
                                                               Portfolio Manager          employed by Davis
                                                                                          since 1994 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
----------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio     Alliance                      - James G. Reilly            Mr. Reilly joined the
                                                               Executive Vice             company in 1984 as a
                                                               President and              research analyst. He
                                                               Portfolio Manager          became a portfolio
                                                                                          manager in 1993 and
                                                                                          was promoted to an
                                                                                          Executive Vice
                                                                                          President in 1999.
----------------------------------------------------------------------------------------------------------------
 MFS Massachusetts Investors   MFS                           - John D. Laupheimer, Jr.    After joining MFS in
 Trust Portfolio                                               Senior Vice President and  1981 as a research
                                                               Portfolio Manager          analyst, Mr.
                                                                                          Laupheimer became
                                                                                          Assistant Vice
                                                                                          President in 1984,
                                                                                          Vice President in
                                                                                          1986, Portfolio
                                                                                          Manager in 1987,
                                                                                          Investment Officer in
                                                                                          1988, and Senior Vice
                                                                                          President in 1995.
                                                             - Brooks Taylor              Mr. Taylor is a
                                                               Vice President and         Portfolio Manager of
                                                               Portfolio Manager          the growth and income
                                                                                          and core portfolios of
                                                                                          MFS's mutual funds,
                                                                                          variable annuities,
                                                                                          and institutional
                                                                                          accounts. He joined
                                                                                          MFS in 1996.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Putnam Growth: Voyager        Putnam                        - Brian O'Toole              Mr. O'Toole joined
 Portfolio                                                     Managing Director and      Putnam in 2002 and has
                                                               Chief Investment Officer   16 years of investment
                                                               of the Large Cap Growth    experience. He heads
                                                               Team                       the team managing
                                                                                          global and U.S.
                                                                                          large-cap growth
                                                                                          equity portfolios.
                                                                                          Prior to joining
                                                                                          Putnam, he was
                                                                                          Managing Director and
                                                                                          Head of U.S. Growth
                                                                                          Equities for Citigroup
                                                                                          Asset Management
                                                                                          (1998-2002) and Senior
                                                                                          Portfolio Manager at
                                                                                          The Northern Trust
                                                                                          Company (1994-1998).
                                                             - Eric M. Wetlaufer          Mr. Wetlaufer joined
                                                               Managing Director and      Putnam in 1997 and has
                                                               co-CIO of Specialty        16 years of investment
                                                               Growth                     experience. He
                                                                                          co-leads the teams
                                                                                          responsible for
                                                                                          managing mid-cap
                                                                                          growth equity
                                                                                          institutional
                                                                                          portfolios. Mr.
                                                                                          Wetlaufer holds the
                                                                                          Chartered Financial
                                                                                          Analyst designation.
                                                             - Tony H. Elavia,            Dr. Elavia joined
                                                               Managing Director of the   Putnam in 1999 and has
                                                               Large Cap Growth Team      14 years of investment
                                                                                          experience. His group
                                                                                          manages quantitative
                                                                                          portfolios and the
                                                                                          quantitative research
                                                                                          processes across
                                                                                          equity products. Prior
                                                                                          to joining Putnam, he
                                                                                          was President of TES
                                                                                          Partners (1998-1999)
                                                                                          and Executive Vice
                                                                                          President of Voyager
                                                                                          Asset Management
                                                                                          (1995-1998).
----------------------------------------------------------------------------------------------------------------
 Blue Chip Growth Portfolio    SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
                                                               Senior Vice President and  portfolio manager with
                                                               Portfolio Manager          SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth            MFS                           - Eric B. Fischman           Mr. Fischman joined
 Portfolio                                                     Portfolio Manager          MFS as a portfolio
                                                                                          manager in 2000. Prior
                                                                                          to joining MFS, Mr.
                                                                                          Fischman was an equity
                                                                                          research analyst for
                                                                                          State Street Research
                                                                                          from 1998 to 2000.
                                                             - David E. Sette-Ducati      Mr. Sette-Ducati
                                                               Senior Vice President and  joined MFS in 1995 as
                                                               Portfolio Manager          a research analyst. He
                                                                                          became an Investment
                                                                                          Officer in 1997, Vice
                                                                                          President in 1999,
                                                                                          portfolio manager in
                                                                                          February 2000 and
                                                                                          Senior Vice President
                                                                                          in March 2001.
----------------------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio   SAAMCo                        - Donna M. Calder            Ms. Calder joined
                                                               Senior Vice President and  SAAMCo in 1998 as a
                                                               Portfolio Manager          Vice President and
                                                                                          portfolio manager and
                                                                                          was named Senior Vice
                                                                                          President in February
                                                                                          2001. Prior to joining
                                                                                          SAAMCo, she was the
                                                                                          founder and General
                                                                                          Partner of Manhattan
                                                                                          Capital Partners, L.P.
                                                                                          from 1991 to 1995.
----------------------------------------------------------------------------------------------------------------
 International Growth and      Putnam                        - George W. Stairs           Mr. Stairs joined
 Income Portfolio                                              CFA, Senior Vice           Putnam in 1994 and has
                                                               President and Senior       16 years of investment
                                                               Portfolio Manager          experience. He is
                                                                                          responsible for Asia
                                                                                          Pacific core equity,
                                                                                          international core
                                                                                          equity, and
                                                                                          international value
                                                                                          equity portfolios and
                                                                                          is a member of the
                                                                                          teams that manage
                                                                                          Putnam International
                                                                                          Growth Fund and Putnam
                                                                                          International Growth
                                                                                          and Income Fund.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 International Growth and      Putnam                        - Pamela R. Holding          Ms. Holding joined
 Income Portfolio                                              CFA, Managing Director     Putnam in 1995 and has
 (continued)                                                   and Senior Portfolio       15 years of investment
                                                               Manager                    industry experience.
                                                                                          She is part of the
                                                                                          team that manages
                                                                                          Putnam International
                                                                                          Growth and Income Fund
                                                                                          and Putnam Global
                                                                                          Growth and Income
                                                                                          Fund.
----------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio     Alliance                      - Stephen Beinhacker         Mr. Beinhacker joined
                                                               Portfolio Manager,         the company in 1992 as
                                                               Director and Senior Vice   Director of
                                                               President                  International
                                                                                          Quantitative Stock
                                                                                          Analysis and portfolio
                                                                                          manager. He was
                                                                                          promoted to Senior
                                                                                          Vice President in
                                                                                          1998.
----------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio    Putnam                        - Carmel Peters,             Ms. Peters joined
                                                               Senior Vice President and  Putnam in 1997 and has
                                                               Senior Portfolio Manager   23 years of investment
                                                               of the International Core  experience.
                                                               Team
----------------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS*
--------------------------------------------------------------------------------
The following Financial Highlights tables for Class 1 (formerly Class A) shares of each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio Class 1 share. The total returns in each table represent the rate that an investor would have earned on an investment in a Class 1 share of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   Cash Management Portfolio Class 1

      11/30/98     $10.74      $0.54         $(0.02)        $ 0.52        $(0.68)        $   --      $10.58      5.05%    $223,640
      1/31/99#      10.58       0.08           0.01           0.09            --             --       10.67      0.85      277,370
      1/31/00       10.67       0.51             --           0.51         (0.24)            --       10.94      4.85      466,588
      1/31/01       10.94       0.66          (0.02)          0.64         (0.45)            --       11.13      5.95      404,005
      1/31/02       11.13       0.37           0.02           0.39         (0.45)            --       11.07      3.48      600,741
      1/31/03       11.07       0.15          (0.02)          0.13         (0.37)            --       10.83      1.22      457,994

                                                     Global Bond Portfolio Class 1

      11/30/98      11.51       0.49           0.78           1.27         (0.79)         (0.22)      11.77     11.75      115,428
      1/31/99#      11.77       0.07           0.11           0.18            --             --       11.95      1.53      122,306
      1/31/00       11.95       0.42          (0.66)         (0.24)        (0.47)         (0.41)      10.83     (1.86)     127,145
      1/31/01       10.83       0.45           0.63           1.08         (0.70)            --       11.21     10.35      139,528
      1/31/02       11.21       0.43           0.02           0.45         (1.03)            --       10.63      4.03      145,556
      1/31/03       10.63       0.42           0.25           0.67         (0.18)         (0.15)      10.97      6.36      132,160

                                                 SunAmerica Balanced Portfolio Class 1

      11/30/98      13.45       0.30           2.33           2.63         (0.11)         (0.36)      15.61     19.81      149,242
      1/31/99#      15.61       0.05           1.58           1.63            --             --       17.24     10.44      194,878
      1/31/00       17.24       0.36           1.80           2.16         (0.12)         (0.22)      19.06     12.76      509,054
      1/31/01       19.06       0.36          (1.46)         (1.10)        (0.22)         (0.10)      17.64     (5.88)     575,039
      1/31/02       17.64       0.31          (3.12)         (2.81)        (0.33)         (0.48)      14.02    (15.86)     471,194
      1/31/03       14.02       0.25          (2.34)         (2.09)        (0.34)            --       11.59    (14.95)     310,531

                                RATIO OF NET
                   RATIO OF      INVESTMENT
                  EXPENSES TO    INCOME TO
                    AVERAGE       AVERAGE
        PERIOD        NET           NET        PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    Cash Management Portfolio Class 1
      11/30/98      0.58%          4.97%           --%
      1/31/99#       0.62+         5.02+           --
      1/31/00        0.53           4.82           --
      1/31/01        0.52           5.83           --
      1/31/02        0.52           3.31           --
      1/31/03        0.52           1.37           --
                      Global Bond Portfolio Class 1
      11/30/98       0.85           4.27          210
      1/31/99#       0.97+          3.65+          30
      1/31/00        0.84           3.68          189
      1/31/01        0.81(1)        4.07(1)       202
      1/31/02        0.81           3.84          193
      1/31/03        0.80           3.89           66
                  SunAmerica Balanced Portfolio Class 1
      11/30/98       0.78           2.10          111
      1/31/99#       0.75+(2)       1.72+(2)       26
      1/31/00        0.66           2.01          197
      1/31/01        0.64           1.87          333
      1/31/02        0.66           2.00          322
      1/31/03        0.68           1.91          611

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1)  Gross of custody credits of 0.01%.
   (2)  Gross of custody credits of 0.01%, 0.01%, 0.02%, 0.01% and
        0.01%, for the periods ending November 30, 1998, January 31,
        1999, January 31, 2000, January 31, 2001, and January 31,
        2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      -----------------------------------------------------------------------------------------------------------------
                                             MFS Total Return Portfolio Class 1

      11/30/98     $14.75      $0.36         $ 1.56         $ 1.92        $(0.31)        $(1.40)     $14.96     13.54%
      1/31/99#      14.96       0.06           0.82           0.88            --             --       15.84      5.88
      1/31/00       15.84       0.48          (0.38)          0.10         (0.29)         (1.77)      13.88      0.29
      1/31/01       13.88       0.51           2.37           2.88         (0.37)         (0.10)      16.29     20.94
      1/31/02       16.29       0.46          (0.52)         (0.06)        (0.32)         (0.52)      15.39     (0.25)
      1/31/03       15.39       0.41          (1.34)         (0.93)        (0.29)         (0.18)      13.99     (5.96)

                                               Growth-Income Portfolio Class 1

      11/30/98      20.82       0.17           4.33           4.50         (0.13)         (0.96)      24.23     21.91
      1/31/99#      24.23       0.02           3.63           3.65            --             --       27.88     15.06
      1/31/00       27.88       0.16           4.75           4.91         (0.15)         (1.40)      31.24     18.37
      1/31/01       31.24       0.19          (0.65)         (0.46)        (0.13)         (1.60)      29.05     (1.63)
      1/31/02       29.05       0.15          (6.00)         (5.85)        (0.19)         (1.26)      21.75    (19.96)
      1/31/03       21.75       0.16          (4.86)         (4.70)        (0.17)            --       16.88    (21.61)

                                            Davis Venture Value Portfolio Class 1

      11/30/98      21.47       0.20           2.23           2.43         (0.12)         (0.68)      23.10     11.36
      1/31/99#      23.10       0.03           1.25           1.28           --             --        24.38      5.54
      1/31/00       24.38       0.13           3.06           3.19         (0.20)         (0.93)      26.44     13.42
      1/31/01       26.44       0.14           3.19           3.33         (0.12)         (0.28)      29.37     12.72
      1/31/02       29.37       0.12          (4.78)         (4.66)        (0.13)         (4.00)      20.58    (15.57)
      1/31/03       20.58       0.15          (3.40)         (3.25)        (0.12)           --        17.21    (15.79)

                                             RATIO OF NET
                     NET                      INVESTMENT
                    ASSETS      RATIO OF      INCOME TO
                    END OF     EXPENSES TO     AVERAGE
        PERIOD      PERIOD     AVERAGE NET       NET        PORTFOLIO
        ENDED      (000'S)       ASSETS         ASSETS      TURNOVER
      ----------  ---------------------------------------------------
                          MFS Total Return Portfolio Class 1
      11/30/98    $  131,440      0.77%          2.43%        106%
      1/31/99#       145,332      0.81+          2.40+          86
      1/31/00        208,919      0.76(1)        3.17(1)       116
      1/31/01        303,278      0.74(1)        3.42(1)       111
      1/31/02        469,605      0.73           2.93          105
      1/31/03        516,660      0.72(2)        2.81(2)        68
                            Growth-Income Portfolio Class 1
      11/30/98     1,019,590      0.60           0.78           53
      1/31/99#     1,206,113      0.60+          0.55+          16
      1/31/00      1,828,340      0.56           0.56           43
      1/31/01      1,931,070      0.57           0.60           52
      1/31/02      1,450,218      0.58           0.62           56
      1/31/03        877,271      0.59(2)        0.79(2)        45
                         Davis Venture Value Portfolio Class 1
      11/30/98     1,725,411      0.75           0.89           25
      1/31/99#     1,840,354     0.77+          0.86+            5
      1/31/00      2,303,994      0.74           0.51           23
      1/31/01      2,808,045      0.75           0.47           26
      1/31/02      2,323,050      0.76           0.49           30
      1/31/03      1,612,985      0.75           0.81           17

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1)  Gross of custody credits of 0.01%.
   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for MFS Total Return Portfolio would have been lower by 0.01% for Class 1. The ratio of expenses to average net assets for Growth-Income Portfolio would have been lower by 0.01% for Class 1.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                               ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                               VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
             PERIOD          BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
              ENDED          OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------------------
                                                   Alliance Growth Portfolio Class 1

      11/30/98                $22.56      $ 0.07        $ 7.77         $ 7.84        $(0.06)        $(2.30)     $28.04      35.92%
      1/31/99#                 28.04          --          7.22           7.22            --             --      35.26       25.75
      1/31/00                  35.26       (0.04)         4.46           4.42         (0.05)         (3.05)     36.58       14.09
      1/31/01                  36.58       (0.04)        (3.40)         (3.44)           --          (4.94)     28.20      (10.17)
      1/31/02                  28.20        0.04         (6.61)         (6.57)           --          (2.22)     19.41      (23.05)
      1/31/03                  19.41        0.03         (5.87)         (5.84)        (0.04)            --      13.53      (30.08)

                                          MFS Massachusetts Investors Trust Portfolio Class 1

      11/30/98                 15.62        0.02          2.61           2.63         (0.12)         (2.76)     15.37       17.82
      1/31/99#                 15.37        0.01          1.60           1.61            --             --      16.98       10.47
      1/31/00                  16.98        0.10          0.11           0.21         (0.03)         (3.81)     13.35        1.77
      1/31/01                  13.35        0.08          0.42           0.50         (0.08)            --      13.77        3.71
      1/31/02                  13.77        0.08         (2.45)         (2.37)        (0.07)         (0.54)     10.79      (17.15)
      1/31/03                  10.79        0.07         (2.43)         (2.36)        (0.08)            --       8.35      (21.88)

                                                Putnam Growth: Voyager Portfolio Class 1

      11/30/98                $19.15      $ 0.01        $ 4.15         $ 4.16        $(0.02)        $(3.08)     $20.21      22.56%
      1/31/99#                 20.21       (0.01)         3.33           3.32            --             --      23.53       16.43
      1/31/00                  23.53       (0.02)         3.76           3.74         (0.01)         (0.78)     26.48       16.51
      1/31/01                  26.48       (0.03)        (3.37)         (3.40)           --          (2.23)     20.85      (13.68)
      1/31/02                  20.85        0.02         (5.39)         (5.37)           --          (0.59)     14.89      (25.71)
      1/31/03                  14.89        0.03         (3.87)         (3.84)        (0.02)            --      11.03      (25.77)

                                NET                       RATIO OF NET
                               ASSETS      RATIO OF        INVESTMENT
                               END OF     EXPENSES TO   INCOME(LOSS) TO
             PERIOD            PERIOD     AVERAGE NET     AVERAGE NET      PORTFOLIO
              ENDED           (000'S)       ASSETS           ASSETS        TURNOVER
      ---------------------  -------------------------------------------------------
                                        Alliance Growth Portfolio Class 1
      11/30/98               $1,396,140      0.58%            0.27%            90%
      1/31/99#                1,864,924      0.63+           (0.01)+           11
      1/31/00                 2,875,413      0.63            (0.11)            77
      1/31/01                 2,810,098      0.64            (0.10)           101
      1/31/02                 1,928,115      0.65             0.17             86
      1/31/03                 1,007,655      0.65(1)          0.19(1)          51
                               MFS Massachusetts Investors Trust Portfolio Class 1
      11/30/98                  238,298      0.70             0.17            105
      1/31/99#                  266,069      0.75+            0.38+            76
      1/31/00                   337,222      0.75             0.66             64
      1/31/01                   369,518      0.76             0.58             81
      1/31/02                   323,404      0.78             0.66             82
      1/31/03                   210,436      0.78(1)          0.73(1)          65
                                    Putnam Growth: Voyager Portfolio Class 1
      11/30/98               $  398,863     0.86%            0.09%             75%
      1/31/99#                  494,813      0.86+         (0.19)+             10
      1/31/00                   783,896      0.80           (0.09)             76
      1/31/01                   732,943      0.79           (0.10)             84
      1/31/02                   486,747      0.82             0.11             94
      1/31/03                   271,199      0.86(1)          0.19(1)         120

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Alliance Growth Portfolio would have been lower by 0.00% for Class 1. The ratio of expenses to average net assets for MFS Massachusetts Investors Trust Portfolio would have been lower by 0.02% for Class 1. The ratio of expenses to average net assets for Putnam Growth: Voyager Portfolio would have been lower by 0.01% for Class 1.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                               ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                               VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
             PERIOD          BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
              ENDED          OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------------------
                                                   Blue Chip Growth Portfolio Class 1

      7/5/00-
      1/31/01                 $10.00      $ 0.06        $(1.24)        $(1.18)       $(0.03)        $   --      $ 8.79    (11.82)%
      1/31/02                   8.79        0.03         (2.20)         (2.17)           --             --        6.62    (24.64)
      1/31/03                   6.62        0.01         (1.85)         (1.84)        (0.02)            --        4.76    (27.85)

                                                  MFS Mid-Cap Growth Portfolio Class 1

      4/01/99-
      1/31/00                  10.00       (0.01)         5.84           5.83            --          (0.23)      15.60     58.26
      1/31/01                  15.60       (0.04)         3.76           3.72            --          (0.33)      18.99     23.97
      1/31/02                  18.99       (0.03)        (6.58)         (6.61)           --          (2.38)      10.00    (34.93)
      1/31/03                  10.00       (0.03)        (4.16)         (4.19)           --             --        5.81    (41.90)

                                                  Aggressive Growth Portfolio Class 1

      11/30/98                 11.76        0.04          0.52           0.56            --             --       12.32      4.76
      1/31/99#                 12.32          --          3.20           3.20            --             --       15.52     25.97
      1/31/00                  15.52          --          8.59           8.59         (0.03)         (1.36)      22.72     60.62
      1/31/01                  22.72        0.05         (3.09)         (3.04)           --          (1.96)      17.72    (14.88)
      1/31/02                  17.72        0.03         (5.77)         (5.74)        (0.05)         (3.09)       8.84    (31.71)
      1/31/03                   8.84       (0.02)        (2.13)         (2.15)        (0.02)(5)         --        6.67    (24.28)

                               NET                      RATIO OF NET
                              ASSETS     RATIO OF        INVESTMENT
                              END OF    EXPENSES TO   INCOME (LOSS) TO
             PERIOD           PERIOD    AVERAGE NET     AVERAGE NET      PORTFOLIO
              ENDED           (000S)      ASSETS           ASSETS        TURNOVER
      ---------------------  -----------------------------------------------------
                                      Blue Chip Growth Portfolio Class 1
      7/5/00-
      1/31/01                $ 15,801      0.85%+(1)        1.06%+(1)        81%
      1/31/02                  29,342      0.85(1)          0.36(1)         125
      1/31/03                  20,303   0.85(1)             0.20(1)         103
                                     MFS Mid-Cap Growth Portfolio Class 1
      4/01/99-
      1/31/00                  81,636      1.15+(2)(1)      (0.13)+(2)(1)    108
      1/31/01                 367,523      0.82(3)(1)      (0.20)(3)(1)     146
      1/31/02                 280,024      0.82(1)         (0.25)(1)         96
      1/31/03                 123,948      0.84(1)(4)      (0.48)(1)(4)     164
                                      Aggressive Growth Portfolio Class 1
      11/30/98                133,183      0.83             0.32            268
      1/31/99#                182,313      0.82+            0.13+            29
      1/31/00                 450,073      0.75             0.02            131
      1/31/01                 495,826      0.70             0.23            263
      1/31/02                 293,084      0.75             0.21            229
      1/31/03                 156,449      0.77            (0.24)           150

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                 EXPENSES
                                              -----------------------------------------------
                                              11/98    1/99    1/00    1/01+    1/02    1/03
                                              -----------------------------------------------
      Blue Chip Growth Class 1..............    --%     --%     --%    1.81%    1.16%   0.94%
      MFS Mid-Cap Growth Class 1............    --      --     1.19+   0.82     0.82    0.84

                                                        NET INVESTMENT INCOME (LOSS)
                                              -------------------------------------------------
                                              11/98    1/99    1/00     1/01+    1/02     1/03
                                              -------------------------------------------------
      Blue Chip Growth Class 1..............    --%     --%       --%    0.10%    0.05%    0.11%
      MFS Mid-Cap Growth Class 1............    --      --     (0.17)+  (0.20)   (0.25)   (0.46)

   (2) The ratios reflect an expense cap of 1.15% which is net of custody credits (0.02%) or waivers/reimbursements if applicable.
   (3)  Gross of custody credits of 0.01%
   (4) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for MFS Mid-Cap Growth Portfolio would have been lower by 0.02% for Class 1.
   (5) Includes a tax return of capital of less than $0.01 per share.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                               ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                               VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
             PERIOD          BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
              ENDED          OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------------------
                                           International Growth and Income Portfolio Class 1

      11/30/98                $10.41      $ 0.13        $ 0.86         $ 0.99        $(0.03)        $(0.06)     $11.31      9.58%
      1/31/99#                 11.31          --          0.40           0.40         (0.02)         (0.19)      11.50       3.56
      1/31/00                  11.50        0.15          1.97           2.12         (0.45)         (0.89)      12.28      17.99
      1/31/01                  12.28        0.12          0.36           0.48         (0.12)         (0.13)      12.51       3.95
      1/31/02                  12.51        0.09         (3.05)         (2.96)        (0.03)         (0.45)       9.07     (23.67)
      1/31/03                   9.07        0.09         (1.96)         (1.87)        (0.05)            --        7.15     (20.66)

                                                   Global Equities Portfolio Class 1

      11/30/98                 15.98        0.07          2.40           2.47         (0.19)         (1.36)      16.90      15.34
      1/31/99#                 16.90          --          1.71           1.71            --             --       18.61      10.12
      1/31/00                  18.61        0.06          4.00           4.06         (0.21)         (1.37)      21.09      23.67
      1/31/01                  21.09       (0.03)        (1.91)         (1.94)        (0.03)         (1.59)      17.53      (9.29)
      1/31/02                  17.53        0.02         (4.90)         (4.88)        (0.01)         (2.15)      10.49     (27.72)
      1/31/03                  10.49        0.02         (2.64)         (2.62)           --             --        7.87     (24.98)

                                                   Emerging Markets Portfolio Class 1

      11/30/98                $ 8.03      $ 0.04        $(1.78)        $(1.74)       $(0.07)        $   --      $ 6.22     (21.86)%
      1/31/99#                  6.22        0.01            --           0.01         (0.01)            --        6.22       0.20
      1/31/00                   6.22       (0.03)         4.81           4.78            --             --       11.00      76.86
      1/31/01                  11.00       (0.02)        (2.95)         (2.97)        (0.06)         (0.16)       7.81     (26.87)
      1/31/02                   7.81        0.03         (0.95)         (0.92)        (0.02)         (0.08)       6.79     (11.49)
      1/31/03                   6.79        0.02         (0.74)         (0.72)        (0.02)(4)         --        6.05     (10.63)

                                NET                       RATIO OF NET
                               ASSETS      RATIO OF        INVESTMENT
                               END OF     EXPENSES TO   INCOME (LOSS) TO
             PERIOD            PERIOD     AVERAGE NET     AVERAGE NET      PORTFOLIO
              ENDED            (000S)       ASSETS           ASSETS        TURNOVER
      ---------------------  -------------------------------------------------------
                                International Growth and Income Portfolio Class 1
      11/30/98               $  128,344     1.46%            1.12%             51%
      1/31/99#                  142,497      1.46+           (0.10)+           10
      1/31/00                   253,962      1.21             1.16             75
      1/31/01                   342,114      1.18             0.95             80
      1/31/02                   289,084      1.20             0.84            148
      1/31/03                   177,883      1.22             1.08            264
                                        Global Equities Portfolio Class 1
      11/30/98                  420,358      0.88             0.46             92
      1/31/99#                  463,138      0.86+           (0.04)+           12
      1/31/00                   632,495      0.84             0.30             94
      1/31/01                   650,067      0.84           (0.15)             93
      1/31/02                   409,626      0.87             0.14             75
      1/31/03                   221,301      0.93(1)          0.19(1)          71
                                       Emerging Markets Portfolio Class 1
      11/30/98               $   31,685      1.90%(3)         0.61%(3)         96%
      1/31/99#                   32,708      1.90+(3)         0.60+(3)         22
      1/31/00                   102,740      1.90(2)(3)      (0.41)(2)(3)     145
      1/31/01                    96,507      1.57(3)         (0.22)(3)        125
      1/31/02                    82,624      1.53(3)          0.51(3)         113
      1/31/03                    63,377      1.53(3)          0.43(3)         118

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower by 0.00% for Class 1.
   (2) The ratios reflect an expense cap of 1.90% which is net of custody credits (0.01%) or waiver/reimbursement if applicable.
   (3) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                       EXPENSES
                                                  --------------------------------------------------
                                                  11/98    1/99+    1/00    1/01     1/02      1/03
                                                  --------------------------------------------------
       Emerging Markets Class 1...............    2.01%    2.29%    1.91%   1.57%     1.53%    1.53%

                                                            NET INVESTMENT INCOME (LOSS)
                                                ----------------------------------------------------
                                                11/98    1/99+    1/00     1/01      1/02      1/03
                                                ----------------------------------------------------
       Emerging Markets Class 1...............  0.50%    0.21%    (0.42)%  (0.22)%    0.51%     0.43%

   (4) Includes a tax return of capital of less than $0.01 per share.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2003
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST
                   (CLASS 1 SHARES, FORMERLY CLASS A SHARES)

                  --    SunAmerica Balanced Portfolio
                  --    Aggressive Growth Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

EXPENSE SUMMARY.............................................      7

ACCOUNT INFORMATION.........................................      8

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     10

  Investment Strategies.....................................     10

GLOSSARY....................................................     11

  Investment Terminology....................................     11

  Risk Terminology..........................................     12

MANAGEMENT..................................................     15

  Information about the Investment Adviser and Manager......     15

  Information about the Distributor.........................     15

  Portfolio Management......................................     16

  Custodian, Transfer and Dividend Paying Agent.............     16

FINANCIAL HIGHLIGHTS........................................     17

FOR MORE INFORMATION........................................     18

      --------------------------------------------------------------------
                 TRUST HIGHLIGHTS
      --------------------------------------------------------------------




      The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the "Trust") and to provide you with information about two of the Trust's separate investment series ("Portfolios") and their investment goals and principal investment strategies. More detailed investment information is provided in the chart, under "More Information About the Portfolios," on page 10, and the glossary that follows on page 11.

                                        Q&A
       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.



       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.



       MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

Q:   WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
     STRATEGIES?


A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. A Portfolio's investment goal may be changed without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    SunAmerica Balanced     conservation of             maintains at all times a balanced
    Portfolio               principal and capital       portfolio of stocks and bonds, with
                            appreciation                at least 25% invested in fixed
                                                        income securities
  ----------------------------------------------------------------------------------------------
    Aggressive Growth       capital appreciation        invests primarily in equity
    Portfolio                                           securities of high growth companies
                                                        including small and medium sized
                                                        growth companies with market
                                                        capitalizations of $1.5 billion to
                                                        $15 billion
  ----------------------------------------------------------------------------------------------

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the chart on page 10 describes various additional risks.

    Risks of Investing in Equity Securities

    The AGGRESSIVE GROWTH PORTFOLIO invests primarily in equity securities. In addition, the SUNAMERICA BALANCED PORTFOLIO invests significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Growth Stocks

    Growth stocks are historically volatile, which will particularly affect the AGGRESSIVE GROWTH PORTFOLIO.

    Risks of Investing in Bonds

    The SUNAMERICA BALANCED PORTFOLIO may invest significantly in bonds. As with any bond fund, the value of your investment in this Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent the Portfolio is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected for this Portfolio may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing Internationally

    Each Portfolio may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the AGGRESSIVE GROWTH PORTFOLIO.

    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future. Performance information is not included for Portfolios that have not been in existence for at least one full calendar year.

--------------------------------------------------------------------------------

                         SUNAMERICA BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*
                                  (BAR CHART)

                                                                 SUNAMERICA BALANCED PORTFOLIO CLASS 1
                                                                 -------------------------------------
1997                                                                             24.48
1998                                                                             24.61
1999                                                                             21.40
2000                                                                             -9.43
2001                                                                            -13.14
2002                                                                            -15.18

During the period shown in the bar chart, the highest return for a quarter was 15.55% (quarter ended 12/31/98) and the lowest return for a quarter was -11.19% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -1.86%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE       PAST FIVE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 SunAmerica Balanced Portfolio Class 1                      -15.18%          0.19%            5.10%
------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%         -0.58%            5.83%
------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)                     10.26%          7.54%            8.17%
------------------------------------------------------------------------------------------------------
 Blended Index(4)                                            -9.05%          3.16%            6.95%
------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 3, 1996.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(4) The Blended Index consists of 55% S&P 500 Index, 35% Lehman Brothers U.S. Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                                   (CLASS 1)*
                                  (BAR CHART)

                                                                  AGGRESSIVE GROWTH PORTFOLIO CLASS 1
                                                                  -----------------------------------
1997                                                                           12.35%
1998                                                                           17.43%
1999                                                                           84.66%
2000                                                                          -15.25%
2001                                                                          -31.70%
2002                                                                          -24.71%

During the period shown in the bar chart, the highest return for a quarter was 53.68% (quarter ended 12/31/99) and the lowest return for a quarter was -27.42% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -2.65%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio Class 1                        -24.71%      -1.12%         1.71%
------------------------------------------------------------------------------------------------
 Russell 3000(R) Index(2)                                   -21.54%      -0.71%         5.30%
------------------------------------------------------------------------------------------------
 Russell 2000(R) Index(3)                                   -20.48%      -1.36%         2.24%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)Inception date for the Portfolio is June 3, 1996.

(2)Effective May 1, 2003, the Portfolio has selected the Russell 3000(R) Index for performance comparisons. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The change in indices was made because the Russell 3000(R) Index is more representative of the Portfolio's investment strategy.

(3)The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on Class 1 shares if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                SUNAMERICA BALANCED    AGGRESSIVE GROWTH
                                                     PORTFOLIO             PORTFOLIO
                                                -------------------    -----------------
                                                      CLASS 1               CLASS 1
                                                -------------------    -----------------
Management Fees                                        0.61%                 0.71%
Distribution and/or Service (12b-1) Fees               0.00%                 0.00%
Other Expenses                                         0.07%                 0.06%
Total Annual Portfolio Operating Expenses              0.68%                 0.77%

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the gross expenses shown in the fee tables, your costs would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
SunAmerica Balanced Portfolio...............................   $ 69     $218      $379      $  847
Aggressive Growth Portfolio.................................     79      246       428         954

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Class 1 shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("SAAMCo"), the Trust's investment adviser and manager. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. Class 1 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class 2 and 3 shares are offered through a separate prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

DISTRIBUTION (12b-1) PLAN

Class 1 shares of each Portfolio are subject to distribution fees pursuant to a Rule 12b-1 plan. Each Portfolio may participate in directed brokerage programs whereby a portion of the brokerage commissions generated by a Portfolio will be used to make payments to AIG SunAmerica Capital Services, Inc. (the "Distributor"). The Distributor will use the money to pay for expenses designed to promote the sale of Class 1 shares of each Portfolio. Such payments to the Distributor will not exceed an annual rate of 0.75% of the average daily net assets of Class 1 shares of each Portfolio. Because these distribution fees are paid for out of directed brokerage, these fees will not increase the cost of your investment or affect your return.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. Securities for which quotations are not readily available or if a development/event occurs that may significantly impact the value of the securities then these securities are fair valued as determined pursuant to procedures adopted in good faith under the direction of the Trust's Trustees.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 1 shares are subject to distribution fees pursuant to a 12b-1 plan.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENT. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the chart on page 3. The chart below summarizes information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.

-------------------------------------------------------------------------------------------
                                              SUNAMERICA
                                               BALANCED               AGGRESSIVE GROWTH
-------------------------------------------------------------------------------------------
  What are the Portfolio's principal   - Equity securities:       - Equity securities:
  investments?                           - common stocks            - small-cap stocks
                                       - Fixed income               - mid-cap stocks
                                         securities:                - convertible
                                         - U.S. government            securities
                                           securities               - warrants
                                         - corporate debt         - Defensive investments
                                           instruments            - Options and futures
-------------------------------------------------------------------------------------------
  What other types of investments or   - Equity securities:       - Large-cap stocks
  strategies may the Portfolio use to    - small-cap stocks (up
  a significant extent?                    to 20%)
                                       - Short-term investments
                                       - Defensive investments
                                       - Foreign securities
                                       - Illiquid securities (up
                                         to 15%)
-------------------------------------------------------------------------------------------
  What other types of investments may  - Options and futures      - Borrowing for temporary
  the Portfolio use as part of         - Currency transactions      or emergency purposes
  efficient portfolio management or    - Borrowing for temporary    (up to 33 1/3%)
  to enhance return?                     or emergency purposes    - Options and futures
                                         (up to 33 1/3%)          - Illiquid securities
                                       - Securities lending (up     (up to 15%)
                                         to 33 1/3%)              - Short-term investments
-------------------------------------------------------------------------------------------
  What additional risks normally       - Market volatility        - Market volatility
  affect the Portfolio?                - Interest rate            - Securities selection
                                         fluctuations             - IPO investing
                                       - Credit quality           - Illiquidity
                                       - Currency volatility      - Interest rate
                                       - Foreign exposure           fluctuations
                                       - Derivatives              - Small and medium sized
                                       - Hedging                    companies
                                       - Securities selection     - Credit quality
                                                                  - Derivatives
                                                                  - Hedging
                                                                  - Emerging markets
                                                                  - Growth stocks
                                                                  - Active trading
                                                                  - Technology sector
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000(R) Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Midcap(R) Index, and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the

       U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's. INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

IPO INVESTING: A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPOs") exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated in significant amounts over short periods of time.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $31 billion as of December 31, 2002. SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Strategic Investment Series, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2003, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                  PORTFOLIO                              FEE
                  ---------                              ---
SunAmerica Balanced Portfolio................            0.61%
Aggressive Growth Portfolio..................            0.71%

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' Class 1 shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team(s) for each Portfolio is set forth below following table.

----------------------------------------------------------------------------------------------------------------
                                                                 NAME AND TITLE OF
                                        ADVISER/              PORTFOLIO MANAGER (AND/
         PORTFOLIO                     SUBADVISER               OR MANAGEMENT TEAM)             EXPERIENCE
----------------------------------------------------------------------------------------------------------------
 SunAmerica Balanced           SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
 Portfolio                                                     Senior Vice President and  portfolio manager with
                                                               Portfolio Manager          SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio   SAAMCo                        - Donna M. Calder            Ms. Calder joined
                                                               Senior Vice President and  SAAMCo in 1998 as a
                                                               Portfolio Manager          Vice President and
                                                                                          portfolio manager and
                                                                                          was named Senior Vice
                                                                                          President in February
                                                                                          2001. Prior to joining
                                                                                          SAAMCo, she was the
                                                                                          founder and General
                                                                                          Partner of Manhattan
                                                                                          Capital Partners, L.P.
                                                                                          from 1991 to 1995.
----------------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS*
--------------------------------------------------------------------------------
The following Financial Highlights tables for Class 1 (formerly Class A) shares of each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio Class 1 share. The total returns in each table represent the rate that an investor would have earned on an investment in a Class 1 share of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                 SunAmerica Balanced Portfolio Class 1

      11/30/98     $13.45      $0.30         $ 2.33         $ 2.63        $(0.11)        $(0.36)     $15.61     19.81%    $149,242
      1/31/99#      15.61       0.05           1.58           1.63            --             --       17.24     10.44      194,878
      1/31/00       17.24       0.36           1.80           2.16         (0.12)         (0.22)      19.06     12.76      509,054
      1/31/01       19.06       0.36          (1.46)         (1.10)        (0.22)         (0.10)      17.64     (5.88)     575,039
      1/31/02       17.64       0.31          (3.12)         (2.81)        (0.33)         (0.48)      14.02    (15.86)     471,194
      1/31/03       14.02       0.25          (2.34)         (2.09)        (0.34)            --       11.59    (14.95)     310,531

                                RATIO OF NET
                   RATIO OF      INVESTMENT
                  EXPENSES TO    INCOME TO
                    AVERAGE       AVERAGE
        PERIOD        NET           NET        PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                  SunAmerica Balanced Portfolio Class 1
      11/30/98       0.78%          2.10%         111%
      1/31/99#       0.75+(1)       1.72+(1)       26
      1/31/00        0.66           2.01          197
      1/31/01        0.64           1.87          333
      1/31/02        0.66           2.00          322
      1/31/03        0.68           1.91          611


                                                      Aggressive Growth Portfolio Class 1

      11/30/98      11.76       0.04           0.52           0.56            --             --       12.32      4.76      133,183
      1/31/99#      12.32         --           3.20           3.20            --             --       15.52     25.97      182,313
      1/31/00       15.52         --           8.59           8.59         (0.03)         (1.36)      22.72     60.62      450,073
      1/31/01       22.72       0.05          (3.09)         (3.04)           --          (1.96)      17.72    (14.88)     495,826
      1/31/02       17.72       0.03          (5.77)         (5.74)        (0.05)         (3.09)       8.84    (31.71)     293,084
      1/31/03        8.84      (0.02)         (2.13)         (2.15)        (0.02)(2)         --        6.67    (24.28)     156,449

                 Aggressive Growth Portfolio Class 1
      11/30/98       0.83           0.32          268
      1/31/99#       0.82+          0.13+          29
      1/31/00        0.75           0.02          131
      1/31/01        0.70           0.23          263
      1/31/02        0.75           0.21          229
      1/31/03        0.77          (0.24)         150

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
   (1)  Gross of custody credits of 0.01%, 0.01%, 0.02%, 0.01% and
        0.01%, for the periods ending November 30, 1998, January 31,
        1999, January 31, 2000, January 31, 2001, and January 31,
        2002.
   (2) Includes a tax return of capital of less than $0.01 per share.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2003
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST
                       (CLASS 2 SHARES, FORMERLY CLASS B)

               --    Cash Management Portfolio
               --    Corporate Bond Portfolio
               --    Global Bond Portfolio
               --    High-Yield Bond Portfolio
               --    Worldwide High Income Portfolio
               --    SunAmerica Balanced Portfolio
               --    MFS Total Return Portfolio
               --    Asset Allocation Portfolio
               --    Telecom Utility Portfolio
               --    Growth-Income Portfolio
               --    Federated American Leaders Portfolio
                     (formerly Federated Value Portfolio)
               --    Davis Venture Value Portfolio
               --    "Dogs" of Wall Street Portfolio
               --    Alliance Growth Portfolio
               --    Goldman Sachs Research Portfolio
               --    MFS Massachusetts Investors Growth Portfolio
                     (formerly MFS Growth and Income Portfolio)
               --    Putnam Growth: Voyager Portfolio
                     (formerly Putnam Growth Portfolio)
               --    Blue Chip Growth Portfolio
               --    Real Estate Portfolio
               --    MFS Mid-Cap Growth Portfolio
               --    Aggressive Growth Portfolio
               --    Growth Opportunities Portfolio
               --    Marsico Growth Portfolio
               --    Technology Portfolio
               --    Small & Mid Cap Value Portfolio
               --    International Growth and Income Portfolio
               --    Global Equities Portfolio
               --    International Diversified Equities Portfolio
               --    Emerging Markets Portfolio
               --    Foreign Value Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

EXPENSE SUMMARY.............................................     38

ACCOUNT INFORMATION.........................................     42

ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET AND
  GOLDMAN SACHS RESEARCH PORTFOLIOS.........................     44

  Investment Strategy for the "Dogs" of Wall Street
     Portfolio..............................................     44

  Investment Strategy for the Goldman Sachs Research
     Portfolio..............................................     44

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     45

  Investment Strategies.....................................     45

GLOSSARY....................................................     53

  Investment Terminology....................................     53

  Risk Terminology..........................................     57

MANAGEMENT..................................................     60

  Information about the Investment Adviser and Manager......     60

  Information about the Subadvisers.........................     61

  Information about the Distributor.........................     63

  Portfolio Management......................................     63

  Custodian, Transfer and Dividend Paying Agent.............     81

FINANCIAL HIGHLIGHTS........................................     82

FOR MORE INFORMATION........................................     92

--------------------------------------------------------------------------------






                 TRUST HIGHLIGHTS


--------------------------------------------------------------------------------




      The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the "Trust") and to provide you with information about the Trust's thirty separate investment series ("Portfolios") and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begins on page 45, and the glossary that follows on page 53.




                        Q&A




       FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.



       YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.



       INCOME is interest payments from bonds or dividends from stocks.



       TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.



       "HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.



       "NET ASSETS" as referred to under "Principal Investment Strategy" takes into account borrowings for investment purposes.

Q:   WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
     STRATEGIES?

A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. A Portfolio's investment goal may be changed without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.
                            FIXED INCOME PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Cash Management         high current yield          invests in a diversified selection
    Portfolio               consistent with             of money market instruments
                            liquidity and
                            preservation of capital
  ----------------------------------------------------------------------------------------------
    Corporate Bond          high total return with      invests, under normal
    Portfolio               only moderate price risk    circumstances, at least 80% of net
                                                        assets in fixed income securities,
                                                        but invests primarily in investment
                                                        grade fixed income securities; may
                                                        invest up to 35% in fixed income
                                                        securities rated below investment
                                                        grade
  ----------------------------------------------------------------------------------------------
    Global Bond Portfolio   high total return,          invests, under normal
                            emphasizing current         circumstances, at least 80% of net
                            income and, to a lesser     assets in high quality fixed income
                            extent, capital             securities of U.S. and foreign
                            appreciation                issuers and transactions in foreign
                                                        currencies
  ----------------------------------------------------------------------------------------------
    High-Yield Bond         high current income and,    invests, under normal
    Portfolio               secondarily, capital        circumstances, at least 80% of net
                            appreciation                assets in intermediate and
                                                        long-term corporate obligations,
                                                        emphasizing high-yield, high-risk
                                                        fixed income securities (junk
                                                        bonds) with a primary focus on "B"
                                                        rated high-yield bonds
  ----------------------------------------------------------------------------------------------
    Worldwide High Income   high current income and,    invests, under normal
    Portfolio               secondarily, capital        circumstances, at least 80% of net
                            appreciation                assets in high income securities of
                                                        issuers located throughout the
                                                        world
  ----------------------------------------------------------------------------------------------

       BALANCED PORTFOLIOS typically try to balance three different investment goals: capital appreciation, income and capital preservation by investing in a mixture of stocks, bonds and money market instruments.




       ASSET ALLOCATION is a varying combination, depending on market conditions and risk level, of stocks, bonds, money market instruments and other assets.



       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.



       INDEX PORTFOLIOS typically are comprised of securities that make up or replicate a target index; the primary objective is to mirror the investment results of the index.



       A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

                    BALANCED OR ASSET ALLOCATION PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    SunAmerica Balanced     conservation of             maintains at all times a balanced
    Portfolio               principal and capital       portfolio of stocks and bonds, with
                            appreciation                at least 25% invested in fixed
                                                        income securities
  ----------------------------------------------------------------------------------------------
    MFS Total Return        reasonable current          invests primarily in common stocks
    Portfolio               income, long-term           and fixed income securities, with
                            capital growth and          an emphasis on income-producing
                            conservation of capital     securities that appear to have some
                                                        potential for capital enhancement
  ----------------------------------------------------------------------------------------------
    Asset Allocation        high total return           invests in a diversified portfolio
    Portfolio               (including income and       that may include common stocks and
                            capital gains)              other securities with common stock
                            consistent with long-       characteristics, bonds and other
                            term preservation of        intermediate and long-term fixed
                            capital                     income securities and money market
                                                        instruments
  ----------------------------------------------------------------------------------------------

                               EQUITY PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Telecom Utility         high current income and     invests, under normal
    Portfolio               moderate capital            circumstances, at least 80% of net
                            appreciation                assets in equity and debt
                                                        securities of utility companies
  ----------------------------------------------------------------------------------------------
    Growth-Income           growth of capital and       invests primarily in common stocks
    Portfolio               income                      or securities that demonstrate the
                                                        potential for appreciation and/or
                                                        dividends
  ----------------------------------------------------------------------------------------------
    Federated American      growth of capital and       invests primarily in the securities
    Leaders Portfolio       income                      of high quality companies
  ----------------------------------------------------------------------------------------------
    Davis Venture Value     growth of capital           invests primarily in common stocks
    Portfolio                                           of companies with market
                                                        capitalizations of at least $5
                                                        billion
  ----------------------------------------------------------------------------------------------
    "Dogs" of Wall Street   total return (including     invests in thirty high dividend
    Portfolio               capital appreciation and    yielding common stocks selected
                            current income)             annually from the Dow Jones
                                                        Industrial Average and the broader
                                                        market (see page 44 for additional
                                                        information about the investment
                                                        strategy for the "Dogs" of Wall
                                                        Street Portfolio)
  ----------------------------------------------------------------------------------------------

       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.




       MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

                               EQUITY PORTFOLIOS

  ------------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ------------------------------------------------------------------------------------------------
    Alliance Growth         long-term growth of         invests primarily in equity
    Portfolio               capital                     securities of a limited number of
                                                        large, carefully selected, high
                                                        quality U.S. companies that are
                                                        judged likely to achieve superior
                                                        earnings
  ------------------------------------------------------------------------------------------------
    Goldman Sachs Research  long-term growth of         invests, under normal circumstances,
    Portfolio               capital                     at least 80% of net assets in equity
                                                        investments selected for their
                                                        potential to achieve capital
                                                        appreciation over the long term
  ------------------------------------------------------------------------------------------------
    MFS Massachusetts       reasonable current          invests primarily in equity
    Investors Trust         income and long-term        securities
    Portfolio               growth of capital and
                            income
  ------------------------------------------------------------------------------------------------
    Putnam Growth: Voyager  long-term growth of         invests primarily in common stocks or
    Portfolio               capital                     securities with common stock
                                                        characteristics that its Subadviser
                                                        believes have above-average growth
                                                        prospects
  ------------------------------------------------------------------------------------------------
    Blue Chip Growth        capital appreciation        invests, under normal circumstances,
    Portfolio                                           at least 80% of net assets in common
                                                        stocks that demonstrate the potential
                                                        for capital appreciation, issued by
                                                        large-cap companies
  ------------------------------------------------------------------------------------------------
    Real Estate Portfolio   total return through a      invests, under normal circumstances,
                            combination of growth       at least 80% of net assets in
                            and income                  securities of companies principally
                                                        engaged in or related to the real
                                                        estate industry or that own
                                                        significant real estate assets or
                                                        that primarily invest in real estate
                                                        financial instruments
  ------------------------------------------------------------------------------------------------
    MFS Mid-Cap Growth      long-term growth of         invests, under normal circumstances,
    Portfolio               capital                     at least 80% of net assets in equity
                                                        securities of medium-sized companies
                                                        that its Subadviser believes have
                                                        above-average growth potential
  ------------------------------------------------------------------------------------------------
    Aggressive Growth       capital appreciation        invests primarily in equity
    Portfolio                                           securities of high growth companies
                                                        including small and medium sized
                                                        growth companies with market
                                                        capitalizations of $1.5 billion to
                                                        $15 billion
  ------------------------------------------------------------------------------------------------
    Growth Opportunities    capital appreciation        invests primarily in common stocks
    Portfolio                                           that demonstrate the potential for
                                                        capital appreciation, issued
                                                        generally by mid-cap companies
  ------------------------------------------------------------------------------------------------
    Marsico Growth          long-term growth of         invests, under normal circumstances,
    Portfolio               capital                     at least 65% in equity securities of
                                                        large companies with a general core
                                                        position of 20 to 30 common stocks
  ------------------------------------------------------------------------------------------------

       INTERNATIONAL PORTFOLIOS typically seek capital appreciation by investing significantly in securities traded in markets outside the U.S.



       AN "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrialization cycle.

                               EQUITY PORTFOLIOS

  ------------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ------------------------------------------------------------------------------------------------
    Technology Portfolio    long-term capital           invests, under normal circumstances,
                            appreciation                at least 80% of net assets in equity
                                                        securities that demonstrate the
                                                        potential for capital appreciation,
                                                        issued by companies the Subadviser
                                                        believes are positioned to benefit
                                                        from involvement in technology and
                                                        technology-related industries
                                                        worldwide
  ------------------------------------------------------------------------------------------------
    Small & Mid Cap Value   long-term growth of         invests, under normal circumstances,
    Portfolio               capital                     at least 80% of net assets in equity
                                                        securities of companies with small
                                                        and medium market capitalizations
                                                        that the Subadviser determines to be
                                                        undervalued
  ------------------------------------------------------------------------------------------------

                            INTERNATIONAL PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    International Growth    growth of capital and,      invests primarily in common stocks
    and Income Portfolio    secondarily, current        traded on markets outside the U.S.
                            income
  ----------------------------------------------------------------------------------------------
    Global Equities         long-term growth of         invests primarily in common stocks
    Portfolio               capital                     or securities with common stock
                                                        characteristics of U.S. and foreign
                                                        issuers that demonstrate the
                                                        potential for appreciation and
                                                        engages in transactions in foreign
                                                        currencies; under normal
                                                        circumstances, at least 80% of net
                                                        assets of the Portfolio will be
                                                        invested in equity securities
  ----------------------------------------------------------------------------------------------
    International           long-term capital           invests primarily (in accordance
    Diversified Equities    appreciation                with country and sector weightings
    Portfolio                                           determined by its Subadviser) in
                                                        securities of foreign issuers that,
                                                        in the aggregate, replicate broad
                                                        country and sector indices; under
                                                        normal circumstances at least 80%
                                                        of net assets of the Portfolio will
                                                        be invested in equity securities
  ----------------------------------------------------------------------------------------------
    Emerging Markets        long-term capital           invests, under normal
    Portfolio               appreciation                circumstances, at least 80% of net
                                                        assets in common stocks and other
                                                        equity securities of companies that
                                                        its Subadviser believes have
                                                        above-average growth prospects
                                                        primarily in emerging markets
                                                        outside the U.S.
  ----------------------------------------------------------------------------------------------
    Foreign Value           long-term growth of         invests, under normal
    Portfolio               capital                     circumstances, at least 80% of net
                                                        assets in equity and debt
                                                        securities of companies and
                                                        governments outside the U.S.,
                                                        including emerging markets
  ----------------------------------------------------------------------------------------------

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 45 describe various additional risks.

    Risks of Investing in Equity Securities

    The GROWTH-INCOME, FEDERATED AMERICAN LEADERS, DAVIS VENTURE VALUE, "DOGS" OF WALL STREET, ALLIANCE GROWTH, GOLDMAN SACHS RESEARCH, MFS MASSACHUSETTS INVESTORS TRUST, PUTNAM GROWTH: VOYAGER, BLUE CHIP GROWTH, REAL ESTATE, MFS MID-CAP GROWTH, AGGRESSIVE GROWTH, GROWTH OPPORTUNITIES, MARSICO GROWTH, TECHNOLOGY, SMALL & MID CAP VALUE, INTERNATIONAL GROWTH AND INCOME, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES, EMERGING MARKETS and FOREIGN VALUE PORTFOLIOS invest primarily in equity securities. In addition, the SUNAMERICA BALANCED, MFS TOTAL RETURN, ASSET ALLOCATION and TELECOM UTILITY PORTFOLIOS invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Growth Stocks

    Growth stocks are historically volatile, which will particularly affect the ASSET ALLOCATION, GROWTH-INCOME, ALLIANCE GROWTH, GOLDMAN SACHS RESEARCH, MFS MASSACHUSETTS INVESTORS TRUST, PUTNAM GROWTH: VOYAGER, BLUE CHIP GROWTH, MFS MID-CAP GROWTH, AGGRESSIVE GROWTH, GROWTH OPPORTUNITIES, MARSICO GROWTH, TECHNOLOGY and INTERNATIONAL GROWTH AND INCOME PORTFOLIOS.

    Risks of Value Investing

    The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect, will particularly affect the FEDERATED AMERICAN LEADERS, TELECOM UTILITY DAVIS VENTURE VALUE, SMALL & MID CAP VALUE and FOREIGN VALUE PORTFOLIOS.

    Risks of Investing in Bonds

    The CORPORATE BOND, GLOBAL BOND, HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest primarily in bonds. In addition, the SUNAMERICA BALANCED, MFS TOTAL RETURN, ASSET ALLOCATION, and TELECOM UTILITY PORTFOLIOS may invest significantly in bonds. As with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Junk Bonds

    The HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest predominantly in junk bonds, which are considered speculative. The CORPORATE BOND, MFS TOTAL RETURN, ASSET ALLOCATION, EQUITY INCOME and REAL ESTATE PORTFOLIOS also may invest significantly in junk bonds. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing in Money Market Securities

    You should be aware that an investment in the CASH MANAGEMENT PORTFOLIO is subject to the risk that the value of its investments in high-quality short-term debt obligations ("money market securities") may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The CASH MANAGEMENT PORTFOLIO does not seek to maintain a stable net asset value.

    Risks of Investing Internationally

    Except for the CASH MANAGEMENT PORTFOLIO, all of the Portfolios may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios except for the CASH MANAGEMENT PORTFOLIO and are primary risks of the GLOBAL BOND, WORLDWIDE HIGH INCOME, INTERNATIONAL GROWTH AND INCOME, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES, EMERGING MARKETS and FOREIGN VALUE PORTFOLIOS.

    Risks of Investing in Emerging Market Countries

    The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. The WORLDWIDE HIGH INCOME, INTERNATIONAL DIVERSIFIED EQUITIES, EMERGING MARKETS and FOREIGN VALUE PORTFOLIOS invest significantly in emerging market countries. In addition, the GLOBAL BOND, INTERNATIONAL GROWTH AND INCOME and GLOBAL EQUITIES PORTFOLIOS may also invest in emerging market countries.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the GROWTH-INCOME, ALLIANCE GROWTH, PUTNAM GROWTH: VOYAGER, AGGRESSIVE GROWTH, TECHNOLOGY, SMALL & MID CAP VALUE, INTERNATIONAL GROWTH AND INCOME and EMERGING MARKETS PORTFOLIOS.

    Risks of a "Passively Managed" Strategy

    The "DOGS" OF WALL STREET PORTFOLIOS will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). If the Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolio.

    Risks of Investing in Utility Securities

    The TELECOM UTILITY PORTFOLIO invests primarily in equity and debt securities of utility companies. Utility companies include companies engaged in the production, generation, transportation, distribution and sale of electricity, water, natural gas and oil, companies engaged in telecommunications, including cable and satellite television and companies that provide infrastructure or related services and products to these utility companies. Such utility securities entail certain risks including:
    (i) utility companies' historic difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices and
    (vii) potential effect of deregulation.

    Risks of Investing in Real Estate Securities

    The REAL ESTATE PORTFOLIO invests primarily in the real estate industry. In addition, the MFS Total Return Portfolio invests significantly in real estate securities. A Portfolio that invests primarily in the real estate industry is subject to the risks associated with the direct ownership of real estate. The Portfolio could also be subject to the risks of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Most of the Portfolios' investments are, and likely will continue to be, interests in Real Estate Investment Trusts ("REITs").

    Risks of Investing in "Non-Diversified" Portfolios

    The GLOBAL BOND, WORLDWIDE HIGH INCOME, "DOGS" OF WALL STREET, MFS MID-CAP GROWTH and MARSICO GROWTH PORTFOLIOS are organized as "non-diversified" Portfolios. A non-diversified Portfolio can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, a Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies. This will particularly affect the TECHNOLOGY, SMALL & MID CAP VALUE, FOREIGN VALUE and MARSICO GROWTH PORTFOLIOS.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future. Performance information is not included for the Foreign Value and Small & MidCap Value Portfolios since they have not been in existence for at least one full calendar year.

--------------------------------------------------------------------------------

                           CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                  (BAR CHART)

                                                               CASH MANAGEMENT PORTFOLIO
                                                                        CLASS 2
                                                           ---------------------------------
2002                                                                      1.22%

During the period shown in the bar chart, the highest return for a quarter was 0.36% (quarter ended 06/30/02) and the lowest return for a quarter was 0.27% (quarter ended 03/31/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 0.18%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR     INCEPTION(1)
-------------------------------------------------------------------------------------
 Cash Management Portfolio Class 2                              1.22%        1.67%
-------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 2 shares of the Portfolio is July 9, 2001.

--------------------------------------------------------------------------------

                            CORPORATE BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                  (BAR CHART)

                                                              CORPORATE BOND PORTFOLIO
                                                                      CLASS 2
                                                              ------------------------
2002                                                                    7.37%

During the period shown in the bar chart, the highest return for a quarter was 3.04% (quarter ended 12/31/02) and the lowest return for a quarter was 0.63% (quarter ended 06/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 2.68%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 Corporate Bond Portfolio Class 2                               7.37%         7.03%
--------------------------------------------------------------------------------------
 Lehman Brothers Corporate Bond Index(2)                       10.12%         9.65%
--------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The since inception returns for the comparative indices are as of the inception date month end.

(2) The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

--------------------------------------------------------------------------------

                             GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                  (BAR CHART)

                                                              GLOBAL BOND PORTFOLIO
                                                                     CLASS 2
                                                              ---------------------
2002                                                                   5.80%

During the period shown in the bar chart, the highest return for a quarter was 2.60% (quarter ended 09/30/02) and the lowest return for a quarter was -0.28% (quarter ended 03/31/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 1.56%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                         PAST ONE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                            YEAR         INCEPTION(1)
-------------------------------------------------------------------------------------------
 Global Bond Portfolio Class 2                                    5.80%            5.19%
-------------------------------------------------------------------------------------------
 J.P. Morgan Global Government Bond Index (hedged)(2)             8.40%            7.89%
-------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The since inception return for the comparative index is as of the inception date month end.

(2) The J.P. Morgan Global Government Bond Index (hedged) tracks the performance of bonds throughout the world, including issues from Europe, Australia, the Far East and the United States.

--------------------------------------------------------------------------------

                           HIGH-YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                  (BAR CHART)

                                                              HIGH-YIELD BOND PORTFOLIO
                                                                       CLASS 2
                                                              -------------------------
2002                                                                    -6.01%

During the period shown in the bar chart, the highest return for a quarter was 6.15% (quarter ended 12/31/02) and the lowest return for a quarter was -7.59% (quarter ended 06/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 5.43%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                         PAST ONE         SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                            YEAR        INCEPTION(1)
------------------------------------------------------------------------------------------
 High-Yield Bond Portfolio Class 2                                -6.01%          -6.92%
------------------------------------------------------------------------------------------
 Merrill Lynch High-Yield Master Index(2)                         -1.14%          -0.20%
------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The since inception return for the comparative index is as of the inception date month end.

(2) The Merrill Lynch High-Yield Master Index includes publicly placed, nonconvertible, coupon-bearing U.S. domestic debt with a maturity of at least one year. Par amounts of all issues at the beginning and ending of each reporting period must be at least $10,000. Issues included in the index must have a rating that is less than investment grade but not in default.

--------------------------------------------------------------------------------

                        WORLDWIDE HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                  (BAR CHART)

                                                            WORLDWIDE HIGH INCOME PORTFOLIO
                                                                        CLASS 2
                                                            -------------------------------
2002                                                                     -0.61%

During the period shown in the bar chart, the highest return for a quarter was 8.78% (quarter ended 12/31/02) and the lowest return for a quarter was -6.10% (quarter ended 06/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 6.06%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR         INCEPTION(1)
-----------------------------------------------------------------------------------------
 Worldwide High Income Portfolio Class 2                       -0.61%            -0.93%
-----------------------------------------------------------------------------------------
 First Boston High-Yield Bond Index(2)                          3.01%             2.39%
-----------------------------------------------------------------------------------------
 J.P. Morgan EMBI Global Index(3)                              13.11%             6.54%
-----------------------------------------------------------------------------------------
 Blended Index(4)                                               8.11%             6.21%
-----------------------------------------------------------------------------------------
 Blended Index(5)                                               8.71%             6.34%
-----------------------------------------------------------------------------------------
 J.P. Morgan EMBI Plus(6)                                      14.24%             6.04%
-----------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The since inception returns for the comparative indices are as of the inception date month end.

(2) The First Boston High-Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated B or lower.

(3) The J.P. Morgan EMBI Global Index is a market-weighted index composed of U.S. dollar denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

(4) Effective August 1, 2002, the Portfolio selected a blended index comprised 50% of First Boston High-Yield Bond Index and 50% of J.P. Morgan Emerging Markets Bond Index (EMBI) Global Index for index comparison purposes, rather than First Boston High-Yield Bond Index and J.P. Morgan EMBI Plus. The Blended Index as modified better matches the asset and country composition of the Portfolio.

(5) Prior to August 1, 2002, the Portfolio used a blended index comprised 50% of the First Boston High-Yield Bond Index and 50% of the J.P. Morgan Emerging Markets Bond Index (EMBI) Plus.

(6) The J.P. Morgan EMBI Plus is a market-weighted index composed of all Brady Bonds outstanding; it includes Argentina, Brazil, Mexico, Nigeria, the Philippines and Venezuela.

--------------------------------------------------------------------------------

                         SUNAMERICA BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                  (BAR CHART)

                                                             SUNAMERICA BALANCED PORTFOLIO
                                                                        CLASS 2
                                                             -----------------------------
2002                                                                    -15.28%

During the period shown in the bar chart, the highest return for a quarter was 0.42% (quarter ended 12/31/02) and the lowest return for a quarter was -7.17% (quarter ended 06/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -1.86%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR         INCEPTION(1)
-----------------------------------------------------------------------------------------
 SunAmerica Balanced Portfolio Class 2                         -15.28%          -12.42%
-----------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%          -17.60%
-----------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)                        10.26%            9.81%
-----------------------------------------------------------------------------------------
 Blended Index(4)                                               -9.05%           -7.39%
-----------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The since inception returns for the comparative indices are as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(4) The Blended Index consists of 55% S&P 500 Index, 35% Lehman Brothers Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                  (BAR CHART)

                                                              MFS TOTAL RETURN PORTFOLIO
                                                                       CLASS 2
                                                              --------------------------
2002                                                                    -4.99%

During the period shown in the bar chart, the highest return for a quarter was 5.10% (quarter ended 12/31/02) and the lowest return for a quarter was -8.18% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -2.53%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR         INCEPTION(1)
-----------------------------------------------------------------------------------------
 MFS Total Return Portfolio Class 2                             -4.99%           -2.76%
-----------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%          -17.60%
-----------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)                        10.26%            9.81%
-----------------------------------------------------------------------------------------
 Blended Index(4)                                               -9.05%           -7.39%
-----------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The since inception returns for the comparative indices are as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(4) The Blended Index consists of 35% Lehman Brothers U.S. Aggregate Index, 55% S&P 500 Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

--------------------------------------------------------------------------------

                           ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                  (BAR CHART)

                                                              ASSET ALLOCATION PORTFOLIO
                                                                       CLASS 2
                                                              --------------------------
2002                                                                    -7.68%

During the period shown in the bar chart, the highest return for a quarter was 5.21% (quarter ended 12/31/02) and the lowest return for a quarter was -7.64% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.78%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR         INCEPTION(1)
-----------------------------------------------------------------------------------------
 Asset Allocation Portfolio Class 2                             -7.68%           -4.79%
-----------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%          -17.60%
-----------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)                        10.26%            9.81%
-----------------------------------------------------------------------------------------
 Blended Index(4)                                               -9.81%           -6.93%
-----------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The since inception returns for the comparative indices are as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(4) The Blended Index consists of 40% Lehman Brothers U.S. Aggregate Index and 60% S&P 500 Index.

--------------------------------------------------------------------------------

                           TELECOM UTILITY PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                (BAR CHART)<QC>

                                                           TELECOM UTILITY PORTFOLIO CLASS 2
                                                           ---------------------------------
2002                                                                    -23.86%

During the period shown in the bar chart, the highest return for a quarter was 7.79% (quarter ended 12/31/02) and the lowest return for a quarter was -18.25% (quarter ended 9/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -4.11%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                      PAST ONE        SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)                        YEAR          INCEPTION(1)
----------------------------------------------------------------------------------------
 Telecom Utility Portfolio Class 2                             -23.86%         -22.37%
----------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%         -17.60%
----------------------------------------------------------------------------------------
 S&P Utility Index(3)                                          -29.99%         -34.03%
----------------------------------------------------------------------------------------
 S&P Telecommunication Services Index(3)                       -34.05%         -30.08%
----------------------------------------------------------------------------------------
 Blended Index(3)                                              -31.29%         -30.16%
----------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The since inception returns for the comparative indices are as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Blended Index is comprised of 35% S&P Utility Index and 65% S&P Telecommunication Services Index (formerly, the S&P Communications Service Index), on a market capitalization weighted basis. The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries. The S&P Telecommunication Services Index is comprised of the companies listed in the telecommunications sectors of the S&P 400, 500, and 600. Created in July of 1996, the S&P Telecommunication Services Index includes cellular and wireless service providers including pagers, long distance providers and the telephone group companies (local service providers). Index change is a name change; the composition of the index remained substantially consistent.

--------------------------------------------------------------------------------

                            GROWTH-INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                (BAR CHART)<QC>

                                                             GROWTH-INCOME PORTFOLIO CLASS 2
                                                             -------------------------------
2002                                                                     -21.25%

During the period shown in the bar chart, the highest return for a quarter was 3.77% (quarter ended 12/31/02) and the lowest return for a quarter was -14.04% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.87%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                      PAST ONE     SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)                        YEAR       INCEPTION(1)
------------------------------------------------------------------------------------
 Growth-Income Portfolio Class 2                               -21.25%      -18.49%
------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%      -17.60%
------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                      FEDERATED AMERICAN LEADERS PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                (BAR CHART)<QC>

                                                              FEDERATED AMERICAN LEADERS
                                                                  PORTFOLIO CLASS 2
                                                              --------------------------
2002                                                                   -19.87%

During the period shown in the bar chart, the highest return for a quarter was 9.10% (quarter ended 12/31/02) and the lowest return for a quarter was -19.42% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -5.67%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                      PAST ONE     SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)                        YEAR       INCEPTION(1)
------------------------------------------------------------------------------------
 Federated American Leaders Portfolio Class 2(2)               -19.87%      -15.13%
------------------------------------------------------------------------------------
 S&P 500/Barra Value Index(3)                                  -20.86%      -19.19%
------------------------------------------------------------------------------------
 S&P 500 Index(4)                                              -22.10%      -17.60%
------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The since inception return for the comparative index is as of the inception date month end.

(2) Prior to May 1, 2003, the Federated American Leaders Portfolio was named the Federated Value Portfolio.

(3) Effective May 1, 2003, the Portfolio has selected the S&P 500/Barra Value Index for performance comparisons. These indices are designed to differentiate between fast growing companies and slower growing or undervalued companies. Standard & Poor's and Barra cooperate to employ a price to book value calculation, whereby the market capitalization of an index (S&P 500, S&P MidCap 400, S&P SmallCap 600) is divided equally between growth and value. The growth and value definition are only available on the U.S. indices. The indices are rebalanced twice per year. The change in indices was made because the S&P/Barra Value Index correlates closely to the Portfolio's peer group.

(4) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                         DAVIS VENTURE VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                (BAR CHART)<QC>

                                                              DAVIS VENTURE VALUE PORTFOLIO
                                                                         CLASS 2
                                                              -----------------------------
2002                                                                      -6.76%

During the period shown in the bar chart, the highest return for a quarter was 7.13% (quarter ended 12/31/02) and the lowest return for a quarter was -13.17% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -4.72%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 Davis Venture Value Portfolio Class 2                         -16.86%       -13.09%
--------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%       -17.60%
--------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                        "DOGS" OF WALL STREET PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                (BAR CHART)<QC>

                                                              DOGS OF WALL STREET PORTFOLIO
                                                                         CLASS 2
                                                              -----------------------------
2002                                                                      -6.76%

During the period shown in the bar chart, the highest return for a quarter was 9.76% (quarter ended 12/31/02) and the lowest return for a quarter was -16.30% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -9.82%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                      PAST ONE     SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)                        YEAR       INCEPTION(1)
------------------------------------------------------------------------------------
 "Dogs" of Wall Street Portfolio Class 2                        -6.76%       -1.77%
------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%      -17.60%
------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those of smaller companies.

--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO
   -----------------------------------------------------------------------------

                                    (CLASS 2)*

                                  (BAR CHART)<QC>

                                                           ALLIANCE GROWTH PORTFOLIO CLASS 2
                                                           ---------------------------------
2002                                                                    -31.39%

During the period shown in the bar chart, the highest return for a quarter was 0.65% (quarter ended 12/31/02) and the lowest return for a quarter was -16.34% (quarter ended 06/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.86%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 Alliance Growth Portfolio Class 2                             -31.39%       -22.31%
--------------------------------------------------------------------------------------
 Russell 1000 Growth Index(2)                                  -27.88%       -22.03%
--------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 2 shares of the Portfolio is July 9, 2001.

(2) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                        GOLDMAN SACHS RESEARCH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                (BAR CHART)<QC>

                                                          GOLDMAN SACHS RESEARCH PORTFOLIO
                                                                      CLASS 2
                                                          --------------------------------
2002                                                                  -28.22%

During the period shown in the bar chart, the highest return for a quarter was 8.94% (quarter ended 12/31/02) and the lowest return for a quarter was -18.27% (quarter ended 06/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -3.63%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Goldman Sachs Research Portfolio Class 2                      -28.22%        -25.52%
---------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%        -17.60%
---------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 Shares of the Portfolio is July 9, 2001. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                  MFS MASSACHUSETTS INVESTORS TRUST PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                (BAR CHART)<QC>

                                                              MFS MASSACHUSETTS INVESTORS
                                                                TRUST PORTFOLIO CLASS 2
                                                              ---------------------------
2002                                                                    -21.09%

During the period shown in the bar chart, the highest return for a quarter was 6.44% (quarter ended 12/31/02) and the lowest return for a quarter was -15.57% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -4.07%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 MFS Massachusetts Investors Trust Portfolio Class 2(2)        -21.09%        -17.09%
---------------------------------------------------------------------------------------
 S&P 500 Index(3)                                              -22.10%        -17.60%
---------------------------------------------------------------------------------------

(*) Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The since inception return for the comparative index is as of the inception date month end.

(2) Prior to May 1, 2003, the MFS Massachusetts Investors Trust Portfolio was named the MFS Growth and Income Portfolio.

(3) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                        PUTNAM GROWTH: VOYAGER PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                (BAR CHART)<QC>

                                                           PUTNAM GROWTH VOYAGER PORTFOLIO
                                                                       CLASS 2
                                                           -------------------------------
2002                                                                   -26.58%

During the period shown in the bar chart, the highest return for a quarter was 5.04% (quarter ended 12/31/02) and the lowest return for a quarter was -17.14% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -1.51%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 Putnam Growth: Voyager Portfolio Class 2(2)                   -26.58%       -23.41%
--------------------------------------------------------------------------------------
 Russell 1000(R) Growth Index(3)                               -27.88%       -22.03%
--------------------------------------------------------------------------------------

(*) Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The since inception returns for the comparative indices are as of the inception date month end.

(2) Prior to May 1, 2003, the Putnam Growth: Voyager Portfolio was named the Putnam Growth Portfolio.

(3) The Russell 1000(R) Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                           BLUE CHIP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                (BAR CHART)<QC>

                                                              BLUE CHIP GROWTH PORTFOLIO
                                                                       CLASS 2
                                                              --------------------------
2002                                                                   -29.34%

During the period shown in the bar chart, the highest return for a quarter was 3.41% (quarter ended 12/31/02) and the lowest return for a quarter was -16.09% (quarter ended 06/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -1.24%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Blue Chip Growth Portfolio Class 2                            -29.34%        -24.05%
---------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%        -17.60%
---------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                             REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                (BAR CHART)<QC>

                                                              REAL ESTATE PORTFOLIO CLASS 2
                                                              -----------------------------
2002                                                                       5.99%

During the period shown in the bar chart, the highest return for a quarter was 7.40% (quarter ended 03/31/02) and the lowest return for a quarter was -7.79% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 3.40%.
--------------------------------------------------------------------------------

                                                                                 PAST ONE        SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2002)     YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 Real Estate Portfolio Class 2                                                     5.99%          4.68%
----------------------------------------------------------------------------------------------------------
 Morgan Stanley REIT Index(2)                                                      3.64%          4.93%
----------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

--------------------------------------------------------------------------------

                          MFS MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                (BAR CHART)<QC>

                                                              MFS MID-CAP GROWTH PORTFOLIO
                                                                        CLASS 2
                                                              ----------------------------
2002                                                                    -47.21%

During the period shown in the bar chart, the highest return for a quarter was 7.24% (quarter ended 12/31/02) and the lowest return for a quarter was -34.49% (quarter ended 06/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.17%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 MFS Mid-Cap Growth Portfolio Class 2                         -47.21%       -40.37%
--------------------------------------------------------------------------------------
 Russell 2000(R) Index(2)                                     -20.48%       -13.54%
--------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The inception return for the comparative index is as of the inception date month end.

(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                (BAR CHART)<QC>

                                                              AGGRESSIVE GROWTH PORTFOLIO
                                                                        CLASS 2
                                                              ---------------------------
2002                                                                    -24.80%

During the period shown in the bar chart, the highest return for a quarter was 1.19% (quarter ended 12/31/02) and the lowest return for a quarter was -13.99% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -2.65%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 Aggressive Growth Portfolio Class 2                           -24.80%       -25.44%
--------------------------------------------------------------------------------------
 Russell 3000(R) Index(2)                                      -21.54%       -17.03%
--------------------------------------------------------------------------------------
 Russell 2000(R) Index(3)                                      -20.48%       -13.54%
--------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)Inception date for Class 2 shares for the Portfolio is July 9, 2001. The since inception return for the comparative index is as of the inception date month end.

(2)Effective May 1, 2003, the Portfolio has selected the Russell 3000(R) Index for performance comparisons. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The change in indices was made because the Russell 3000(R) Index is more representative of the Portfolio's investment strategy.

(3)The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------

                         GROWTH OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                (BAR CHART)<QC>

                                                             GROWTH OPPORTUNITIES PORTFOLIO
                                                                        CLASS 2
                                                             ------------------------------
2002                                                                    -40.00%

During the period shown in the bar chart, the highest return for a quarter was 6.95% (quarter ended 12/31/02) and the lowest return for a quarter was -25.04% (quarter ended 06/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 2.26%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Growth Opportunities Portfolio Class 2                        -40.00%        -32.36%
---------------------------------------------------------------------------------------
 S&P Mid Cap 400 Index(2)                                      -14.51%         -9.11%
---------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)Inception date for Class 2 shares of the Portfolio is July 9, 2001. The since inception return for the comparative index is as of the inception date month end.

(2)The S&P Mid Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is also a market-value weighted index.

--------------------------------------------------------------------------------

                            MARSICO GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                (BAR CHART)<QC>

                                                              MARISCO GROWTH PORTFOLIO
                                                                      CLASS 2
                                                              ------------------------
2002                                                                  -11.37%

During the period shown in the bar chart, the highest return for a quarter was 5.10% (quarter ended 03/31/02) and the lowest return for a quarter was -11.05% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 0.52%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Marsico Growth Portfolio Class 2                              -11.37%         -9.62%
---------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%        -17.60%
---------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                              TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                (BAR CHART)<QC>

                                                              TECHNOLOGY PORTFOLIO CLASS 2
                                                              ----------------------------
2002                                                                    -49.29%

During the period shown in the bar chart, the highest return for a quarter was 20.95% (quarter ended 12/31/02) and the lowest return for a quarter was -33.86% (quarter ended 06/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 0.56%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Technology Portfolio Class 2                                  -49.29%        -42.26%
---------------------------------------------------------------------------------------
 Nasdaq Composite Index(2)                                     -31.53%        -24.57%
---------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The since inception return for the comparative index is as of the inception date month end.

(2) The Nasdaq Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks on The Nasdaq Stock Market.

--------------------------------------------------------------------------------

                   INTERNATIONAL GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                (BAR CHART)<QC>

                                                 INTERNATIONAL GROWTH AND INCOME PORTFOLIO
                                                                  CLASS 2
                                                 -----------------------------------------
2002                                                              -21.01%

During the period shown in the bar chart, the highest return for a quarter was 4.94% (quarter ended 12/31/02) and the lowest return for a quarter was -23.43% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -7.80%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 International Growth and Income Portfolio Class 2             -21.01%       -17.56%
--------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                            -15.94%       -13.91%
--------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index represents the foreign stocks of 20 countries in Europe, Australasia and the Far East.

--------------------------------------------------------------------------------

                           GLOBAL EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                (BAR CHART)<QC>

                                                              GLOBAL EQUITIES PORTFOLIO
                                                                       CLASS 2
                                                              -------------------------
2002                                                                   -26.99%

During the period shown in the bar chart, the highest return for a quarter was 7.64% (quarter ended 12/31/02) and the lowest return for a quarter was -20.69% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -4.04%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 Global Equities Portfolio Class 2                             -26.99%       -20.31%
--------------------------------------------------------------------------------------
 MSCI World Index(2)                                           -19.89%       -16.57%
--------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) World Index measures the performance of companies representative of the market structure of 23 developed market countries in North America, Europe and Asia/Pacific regions.

--------------------------------------------------------------------------------

                  INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                (BAR CHART)<QC>

2002                                                          -28.55%

During the period shown in the bar chart, the highest return for a quarter was 2.84% (quarter ended 12/31/02) and the lowest return for a quarter was -26.56% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -8.10%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 International Diversified Equities Portfolio Class 2          -28.55%       -24.74%
--------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                            -15.94%       -13.91%
--------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East.

--------------------------------------------------------------------------------

                           EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                (BAR CHART)<QC>

                                                              EMERGING MARKETS PORTFOLIO
                                                                       CLASS 2
                                                              --------------------------
2002                                                                    -7.22%

During the period shown in the bar chart, the highest return for a quarter was 11.95% (quarter ended 03/31/02) and the lowest return for a quarter was -17.35% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -6.86%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 Emerging Markets Portfolio Class 2                            -7.22%        -3.90%
--------------------------------------------------------------------------------------
 MSCI Emerging Markets Free Index(2)                           -6.00%        -1.84%
--------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on Class 2 shares if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                           CASH                                                  HIGH-YIELD       WORLDWIDE HIGH
                                        MANAGEMENT       CORPORATE BOND      GLOBAL BOND            BOND              INCOME
                                        PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                     ----------------   ----------------   ----------------   ----------------   ----------------
                                         CLASS 2            CLASS 2            CLASS 2            CLASS 2            CLASS 2
                                     ----------------   ----------------   ----------------   ----------------   ----------------
Management Fees                           0.48%              0.59%              0.68%              0.64%              1.00%
Distribution and/or Service (12b-1)
  Fees                                    0.15%              0.15%              0.15%              0.15%              0.15%
Other Expenses                            0.04%              0.06%              0.11%              0.12%              0.14%
Total Annual Portfolio Operating
  Expenses                                0.67%              0.80%              0.94%              0.91%              1.29%

                                        SUNAMERICA         MFS TOTAL
                                         BALANCED            RETURN        ASSET ALLOCATION   TELECOM UTILITY     GROWTH-INCOME
                                        PORTFOLIO         PORTFOLIO(1)        PORTFOLIO         PORTFOLIO(1)       PORTFOLIO(1)
                                     ----------------   ----------------   ----------------   ----------------   ----------------
                                         CLASS 2            CLASS 2            CLASS 2            CLASS 2            CLASS 2
                                     ----------------   ----------------   ----------------   ----------------   ----------------
Management Fees                           0.61%              0.65%              0.60%              0.75%              0.54%
Distribution and/or Service (12b-1)
  Fees                                    0.15%              0.16%              0.15%              0.23%              0.16%
Other Expenses                            0.06%              0.06%              0.04%              0.14%              0.04%
Total Annual Portfolio Operating
  Expenses                                0.82%              0.87%              0.79%              1.12%              0.74%

                                        FEDERATED
                                         AMERICAN        DAVIS VENTURE                                            GOLDMAN SACHS
                                         LEADERS             VALUE          "DOGS" OF WALL    ALLIANCE GROWTH        RESEARCH
                                       PORTFOLIO(1)        PORTFOLIO       STREET PORTFOLIO     PORTFOLIO(1)       PORTFOLIO(2)
                                     ----------------   ----------------   ----------------   ----------------   ----------------
                                         CLASS 2            CLASS 2            CLASS 2            CLASS 2            CLASS 2
                                     ----------------   ----------------   ----------------   ----------------   ----------------
Management fees                           0.69%              0.71%              0.60%              0.61%              1.20%
Distribution and/or Service (12b-1)
  Fees                                    0.17%              0.15%              0.15%              0.16%              0.15%
Other Expenses                            0.06%              0.04%              0.09%              0.03%              0.23%
Total Annual Portfolio Operating
  Expenses                                0.92%              0.90%              0.84%              0.80%              1.58%

                                           MFS
                                      MASSACHUSETTS
                                        INVESTORS        PUTNAM GROWTH        BLUE CHIP
                                          TRUST             VOYAGER             GROWTH
                                       PORTFOLIO(1)       PORTFOLIO(1)       PORTFOLIO(2)
                                     ----------------   ----------------   ----------------
                                         CLASS 2            CLASS 2            CLASS 2
                                     ----------------   ----------------   ----------------
Management fees                           0.70%              0.80%              0.70%
Distribution and/or Service (12b-1)
  Fees                                    0.17%              0.17%              0.15%
Other Expenses                            0.05%              0.04%              0.21%
Total Annual Portfolio Operating
  Expenses                                0.92%              1.01%              1.06%

                                                                      MFS MID-CAP                                   GROWTH
                                                REAL ESTATE             GROWTH           AGGRESSIVE GROWTH       OPPORTUNITIES
                                                 PORTFOLIO           PORTFOLIO(1)            PORTFOLIO           PORTFOLIO(2)
                                            -------------------   -------------------   -------------------   -------------------
                                                  CLASS 2               CLASS 2               CLASS 2               CLASS 2
                                            -------------------   -------------------   -------------------   -------------------
Management Fees                                    0.79%                 0.75%                 0.71%                 0.75%
Distribution and/or Service (12b-1) Fees           0.15%                 0.18%                 0.15%                 0.15%
Other Expenses                                     0.09%                 0.07%                 0.06%                 0.31%
Total Annual Portfolio Operating Expenses          1.03%                 1.00%                 0.92%                 1.21%

                                                                                          SMALL & MID CAP        INTERNATIONAL
                                              MARSICO GROWTH          TECHNOLOGY               VALUE              GROWTH AND
                                               PORTFOLIO(2)          PORTFOLIO(1)         PORTFOLIO(2)(3)      INCOME PORTFOLIO
                                            -------------------   -------------------   -------------------   -------------------
                                                  CLASS 2               CLASS 2               CLASS 2               CLASS 2
                                            -------------------   -------------------   -------------------   -------------------
Management Fees                                    0.85%                 1.20%                 1.00%                 0.96%
Distribution and/or Service (12b-1) Fees           0.15%                 0.18%                 0.15%                 0.15%
Other Expenses                                     0.18%                 0.28%                 1.07%                 0.29%
Total Annual Portfolio Operating Expenses          1.18%                 1.66%                 2.22%                 1.40%

                                                                    INTERNATIONAL
                                             GLOBAL EQUITIES     DIVERSIFIED EQUITIES    EMERGING MARKETS        FOREIGN VALUE
                                              PORTFOLIO(1)            PORTFOLIO              PORTFOLIO          PORTFOLIO(2)(3)
                                           -------------------   --------------------   -------------------   -------------------
                                                 CLASS 2               CLASS 2                CLASS 2               CLASS 2
                                           -------------------   --------------------   -------------------   -------------------
Management Fees                                   0.76%                 1.00%                  1.25%                 1.03%
Distribution and/or Service (12b-1) Fees          0.16%                 0.15%                  0.15%                 0.15%
Other Expenses                                    0.16%                 0.18%                  0.34%                 1.10%
Total Annual Portfolio Operating Expenses         1.08%                 1.33%                  1.74%                 2.28%

---------------

(1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's distribution fees have been reduced. "Distribution and/or Service (12b-1) Fees" does not take into account this expense reduction and are therefore higher than the actual "Distribution and/or Service (12b-1) Fees" of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" for Class 2 would have been as follows:

                                                  -------
    MFS Total Return Portfolio                     0.86%
    Telecom Utility Portfolio                      1.04%
    Growth-Income Portfolio                        0.73%
    Federated American Leaders Portfolio           0.90%
    Alliance Growth Portfolio                      0.79%
    MFS Massachusetts Investors Trust
      Portfolio                                    0.90%
    Putnam Growth: Voyager Portfolio               0.99%
    MFS Mid-Cap Growth Portfolio                   0.97%
    Technology Portfolio                           1.63%
    Global Equities Portfolio                      1.07%

(2) The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the following Portfolios do not exceed the amounts set forth below:

                                                  -------
    Goldman Sachs Research Portfolio               1.50%
    Blue Chip Growth Portfolio                     1.00%
    Growth Opportunities Portfolio                 1.15%
    Marsico Growth Portfolio                       1.15%
    Small & Mid Cap Portfolio                      1.65%
    Foreign Value Portfolio                        1.95%

    These waivers and reimbursements will continue indefinitely, but may be terminated at any time.

(3) "Other Expenses" and "Total Annual Portfolio Operating Expenses" are estimated.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the gross expenses shown in the fee table, your costs would be:

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Cash Management Portfolio.................................   $ 68     $214      $373      $  835
Corporate Bond Portfolio..................................     82      255       444         990
Global Bond Portfolio.....................................     96      300       520       1,155
High-Yield Bond Portfolio.................................     93      290       504       1,120
Worldwide High Income Portfolio...........................    131      409       708       1,556
SunAmerica Balanced Portfolio.............................     84      262       455       1,014
MFS Total Return Portfolio*...............................     89      278       482       1,073
Asset Allocation Portfolio................................     81      252       439         978
Telecom Utility Portfolio*................................    114      356       617       1,363
Growth-Income Portfolio*..................................     76      237       411         918
Federated American Leaders Portfolio*.....................     94      293       509       1,131
Davis Venture Value Portfolio.............................     92      287       498       1,108
"Dogs" of Wall Street Portfolio...........................     86      268       466       1,037
Alliance Growth Portfolio*................................     82      255       444         990
Goldman Sachs Research Portfolio*.........................    161      499       860       1,878
MFS Massachusetts Investors Trust Portfolio*..............     94      293       509       1,131
Putnam Growth: Voyager Portfolio*.........................    103      322       558       1,236
Blue Chip Growth Portfolio*...............................    108      337       585       1,294
Real Estate Portfolio.....................................    105      328       569       1,259
MFS Mid-Cap Growth Portfolio*.............................    102      318       552       1,225
Aggressive Growth Portfolio...............................     94      293       509       1,131
Growth Opportunities Portfolio*...........................    123      384       665       1,466
Marsico Growth Portfolio*.................................    120      375       649       1,432
Technology Portfolio*.....................................    169      523       902       1,965
Small & Mid Cap Value Portfolio*..........................    225      694        **          **
International Growth and Income Portfolio.................    143      443       766       1,680
Global Equities Portfolio*................................    110      343       595       1,317
International Diversified Equities Portfolio..............    135      421       729       1,601
Emerging Markets Portfolio................................    177      548       944       2,052
Foreign Value Portfolio*..................................    231      712        **          **

  * The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from directed brokerage arrangements. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time. The following are your costs after these fee waivers and/or expense reimbursements and expense reductions.

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
MFS Total Return Portfolio................................   $ 88     $274      $477      $1,061
Telecom Utility Portfolio.................................    106      331       574       1,271
Growth-Income Portfolio...................................     75      233       406         906
Federated American Leaders Portfolio......................     92      287       498       1,108
Alliance Growth Portfolio.................................     81      252       439         978
Goldman Sachs Research Portfolio..........................    153      474       818       1,791
MFS Massachusetts Investors Trust Portfolio...............     92      287       498       1,108
Putnam Growth: Voyager Portfolio..........................    101      315       547       1,213
Blue Chip Growth Portfolio................................    102      318       552       1,225
MFS Mid-Cap Growth Portfolio..............................     99      309       536       1,190
Growth Opportunities Portfolio............................    117      365       633       1,398
Marsico Growth Portfolio..................................    117      365       633       1,398
Technology Portfolio......................................    166      514       887       1,933
Small & Mid Cap Value Portfolio...........................    168      520        **          **
Global Equities Portfolio.................................    109      340       590       1,306
Foreign Value Portfolio...................................    198      612        **          **

 ** The Portfolio commenced operations August 1, 2002. It is only permissible to reflect costs of investing in a Portfolio that has been in operation for less than six months for periods up to 3 years.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Class 2 shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("SAAMCo"), the Trust's investment adviser and manager. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. Class 2 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class 1 and 3 shares are offered through a separate prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

DISTRIBUTION AND SERVICE (12B-1) PLAN

Class 2 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.15% of the average daily net assets of such Class 2 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 2 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolios' Class 2 shares. Because these fees are paid out of each Portfolio's Class 2 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class 2 shares of each Portfolio (other than the Cash Management Portfolio) are also subject to distribution fees pursuant to a Rule 12b-1 plan. Each Portfolio may participate in directed brokerage programs whereby a portion of the brokerage commissions generated by a Portfolio will be used to make payments to AIG SunAmerica Capital Services, Inc. (the "Distributor"). The Distributor will use the money to pay for expenses designed to promote the sale of Class 2 shares of each Portfolio. Such payments to the Distributor will not exceed an annual rate of 0.75% of the average daily net assets of Class 2 shares of each Portfolio. Because these distribution fees are paid for out of directed brokerage, these fees will not increase the cost of your investment or affect your return.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. Securities for which quotations are not readily available or if a development/event occurs that may significantly impact the value of the securities then these securities are fair valued as determined pursuant to procedures adopted in good faith under the direction of the Trust's Trustees.

Because Class 2 shares are subject to service fees, while Class 1 shares are not, the net asset value per share of the Class 2 shares will generally be lower than the net asset value per share of the Class 1 shares of each Portfolio.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 2 shares are subject to service and distribution fees pursuant to a 12b-1 plan.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENT. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

The per share dividends on Class 2 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 2 shares are subject to service fees, while Class 1 shares are not.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

    ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET AND GOLDMAN SACHS
                              RESEARCH PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGY FOR THE "DOGS" OF WALL STREET PORTFOLIO

The "DOGS" OF WALL STREET PORTFOLIO employs a passively managed "buy and hold" strategy that annually selects the following 30 stocks: (1) the 10 highest yielding common stocks in the Dow Jones Industrial Average and (2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The stocks in the Portfolio will not change over the course of the year, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. The annual selection of the thirty stocks that meet these criteria takes place no later than January 15th, on the basis of information as of the preceding December 31st. Immediately after the Portfolio buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the Portfolio will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, the Adviser invests the additional funds in the selected stocks based on each stock's respective percentage of the Portfolio's assets. Due to purchases and redemptions of Portfolio shares during the year and changes in the market value of the stocks held by the Portfolio, it is likely that the weightings of the stocks in the Portfolio will fluctuate throughout the course of the year. This may result in the Portfolio investing more than 25% of its assets in the securities of issuers in the same industry, to the extent such investments are selected according to the Portfolio's stock selection criteria.

INVESTMENT STRATEGY FOR THE GOLDMAN SACHS RESEARCH PORTFOLIO

The Goldman Sachs Research Portfolio will invest at least 80% of its net assets in equity investments selected for their potential to achieve capital appreciation over the long term. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 40-50 companies that are considered by its Subadviser to be positioned for long-term growth or are positioned as value opportunities which, in the Subadviser's view, have identifiable competitive advantages and whose intrinsic value is not reflected in the stock price.

The Portfolio may invest in securities of any capitalization. Although the Portfolio will invest primarily in publicly traded U.S. securities (including securities of foreign issuers that are traded in the United States), it may invest up to 20% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

A committee of portfolio managers representing the Subadviser's Value and Growth investment teams will meet regularly to discuss stock selection and portfolio construction for the Portfolio. The Subadviser will rely on research generated by the portfolio managers/analysts that comprise the Subadviser's Value and Growth Investment teams. Under normal circumstances, the Portfolio expects its portfolio to be approximately balanced between value and growth opportunities. The Portfolio will be rebalanced annually or more frequently as opportunities arise.

The Portfolio may invest in the aggregate up to 20% of its net assets in fixed income securities, such as government, corporate and bank debt obligations.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.


-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------
                              CASH                                                     HIGH-YIELD        WORLDWIDE HIGH
                           MANAGEMENT        CORPORATE BOND       GLOBAL BOND             BOND               INCOME
-----------------------------------------------------------------------------------------------------------------------------
  What are the         - Fixed income      - Fixed income      - Fixed income      - Fixed income      - Foreign
  Portfolio's            securities:         securities:         securities:         securities:         securities:
  principal              - U.S. treasury     - corporate         - U.S. and non-     - junk bonds        - emerging
  investments?             bills               bonds               U.S.              - convertible         market
                         - agency            - investment          government          bonds               government
                           discount notes      grade fixed         securities        - preferred           securities
                         - commercial          income            - investment          stocks            - emerging
                           paper               securities          grade             - zero coupon         market
                         - corporate debt    - junk bonds          corporate           and deferred        corporate debt
                           instruments       - U.S.                bonds               interest bonds      instruments
                       - Short-term            government        - mortgage and                          - Eurobonds
                         investments           securities          asset-backed                          - Brady bonds
                         - repurchase                              securities                          - Junk bonds
                           agreements                          - Short-term
                         - bank                                  investments
                           obligations                         - Currency
                                                                 transactions
                                                               - Foreign
                                                                 securities
-----------------------------------------------------------------------------------------------------------------------------
  What other types of  N/A                 - Fixed income      - Options and       - Equity            - Currency
  investments or                             securities:         futures             securities:         transactions
  strategies may the                         - preferred       - Forward             - convertible     - Illiquid
  Portfolio use to a                           stocks            commitments           securities        securities (up
  significant extent?                        - zero coupon,    - Mortgage and        - warrants          to 15%)
                                               deferred          currency swaps    - Fixed income      - Borrowing for
                                               interest and    - Credit,             securities:         temporary or
                                               PIK bonds         interest- rate      - U.S.              emergency
                                               (up to 35%)       and total return      government        purposes
                                           - Foreign             swaps                 securities        (up to 33 1/3%)
                                             securities        - Hybrid              - investment
                                           - When-issued and     instruments           grade bonds
                                             delayed delivery  - Deferred          - Foreign
                                             transactions        interest bonds      securities
                                           - Illiquid          - Inverse floaters  - PIK bonds
                                             securities (up    - Illiquid          - Short-term
                                             to 15%)             securities (up      investments
                                           - Pass-through        to 15%)
                                             securities        - Pass-through
                                           - Convertible         securities
                                             securities        - Borrowing for
                                                                 temporary or
                                                                 emergency
                                                                 purposes
                                                                 (up to 33 1/3%)
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------
                              CASH                                                     HIGH-YIELD        WORLDWIDE HIGH
                           MANAGEMENT        CORPORATE BOND       GLOBAL BOND             BOND               INCOME
-----------------------------------------------------------------------------------------------------------------------------
  What other types of  - Short-term        - Short-term        - Mortgage dollar   - Borrowing for     - Hybrid
  investments may the    investments         investments         rolls               temporary or        instruments
  Portfolio use as       - municipal       - Defensive         - Zero coupon,        emergency         - Options and
  part of efficient        obligations       investments         deferred            purposes            Futures
  portfolio                                - Options and         interest and PIK    (up to 33 1/3%)   - Forward
  management or to                           futures             bonds             - Illiquid            commitments
  enhance return?                            (up to 10%)       - Firm commitments    securities
                                           - Borrowing for       and when-issued     (up to 15%)
                                             temporary or        or delayed --     - Loan
                                             emergency           delivery            participations
                                             purposes            transactions        and assignments
                                             (up to 33 1/3%)   - Forward           - Short sales
                                           - Securities          commitments       - Rights
                                             lending           - Loan
                                             (up to 33 1/3%)     participations
                                                                 and assignments
                                                               - Securities
                                                                 lending (up to
                                                                 33 1/3%)
                                                               - Interest rate
                                                                 swaps, caps and
                                                                 collars
-----------------------------------------------------------------------------------------------------------------------------
  What additional      - Interest rate     - Credit quality    - Interest rate     - Credit quality    - Foreign exposure
  risks normally         fluctuations      - Interest rate       fluctuations      - Interest rate     - Emerging markets
  affect the           - Securities          fluctuations      - Credit quality      fluctuations      - Credit quality
  Portfolio?             selection         - Market            - Currency          - Securities        - Interest rate
                                             volatility          volatility          selection           fluctuations
                                           - Small and medium  - Derivatives       - Market            - Illiquidity
                                             sized companies   - Market              volatility        - Securities
                                           - Securities          volatility        - Short sales         selection
                                             selection         - Non-diversified     risks             - Market
                                                                 status                                  volatility
                                                               - Foreign exposure                      - Currency
                                                               - Hedging                                 volatility
                                                               - Securities                            - Derivatives
                                                                 selection                             - Non-diversified
                                                                                                         status
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                           BALANCED OR ASSET ALLOCATION PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------
                                SUNAMERICA
                                 BALANCED                        MFS TOTAL RETURN                    ASSET ALLOCATION
------------------------------------------------------------------------------------------------------------------------------
  What are the      - Equity securities:                - Equity securities (at least 40%,  - Equity securities:
  Portfolio's         - common stocks                     but not more than 75%):             - common stocks
  principal         - Fixed income securities:            - common stocks                     - convertible securities
  investments?        - U.S. government securities        - convertible securities            - warrants
                      - corporate debt instruments        - rights                            - rights
                                                        - Fixed income securities (at       - Fixed income securities:
                                                          least 25%):                         - U.S. government securities
                                                          - U.S. government securities        - investment grade corporate
                                                          - pass-through securities             bonds
                                                          - corporate debt instruments        - preferred stocks
                                                          - preferred stocks                  - junk bonds (up to 25% of fixed
                                                                                                income investments)
                                                                                              - senior securities
                                                                                              - pass-through securities
                                                                                            - REITs
                                                                                            - Registered investment companies
                                                                                            - Foreign securities
                                                                                            - Hybrid instruments
                                                                                            - Illiquid securities (up to 15%)
------------------------------------------------------------------------------------------------------------------------------
  What other types  - Equity securities:                - Foreign securities (up to 20%):   - Equity securities:
  of investments      - small-cap stocks (up to 20%)      - Brady bonds                       - small-cap stocks
  or strategies     - Short-term investments              - depositary receipts               - convertible securities
  may the           - Defensive investments               - fixed income securities (U.S.   - Foreign securities:
  Portfolio use to  - Foreign securities                    dollar denominated)               - ADRs, GDRs and EDRs
  a significant     - Illiquid securities (up to 15%)   - Junk bonds (up to 20%)              - emerging markets
  extent?                                               - Securities lending (up to         - Equity swaps
                                                          33 1/3%)                          - Hybrid instruments
                                                        - Emerging markets                  - Currency transactions
                                                                                            - Futures
                                                                                            - Forward commitments
                                                                                            - Mortgage dollar rolls
                                                                                            - Deferred interest bonds
------------------------------------------------------------------------------------------------------------------------------
  What other types  - Options and futures               - Municipal bonds                   - Options and futures
  of investments    - Currency transactions             - Warrants                          - Short-term investments
  may the           - Borrowing for temporary or        - Zero-coupon, deferred interest    - Firm commitment agreements
  Portfolio use as    emergency purposes (up to           and PIK bonds when-issued and     - When-issued and delayed-delivery
  part of             33 1/3%)                            delayed-delivery transactions       transactions
  efficient         - Securities lending (up to         - Hybrid instruments                - Zero coupon bonds
  portfolio           33 1/3%)                          - Inverse floaters                  - Interest rate swaps, caps,
  management or to                                      - Options and futures                 floors and collars
  enhance return?                                       - Currency transactions             - Securities lending (up to
                                                        - Forward commitments                 33 1/3%)
                                                        - Registered investment companies   - Loan participations and
                                                        - Short-term investments              assignments
                                                        - Loan participations               - Defensive investments
                                                        - Equity swaps                      - Borrowing for temporary or
                                                                                              emergency purposes (up to
                                                                                              33 1/3%)
------------------------------------------------------------------------------------------------------------------------------
  What additional   - Market volatility                 - Securities selection              - Market volatility
  risks normally    - Interest rate fluctuations        - Market volatility                 - Securities selection
  affect the        - Credit quality                    - Foreign exposure                  - Interest rate fluctuations
  Portfolio?        - Currency volatility               - Interest rate fluctuations        - Credit quality
                    - Foreign exposure                  - Credit quality                    - Currency volatility
                    - Derivatives                       - Active trading                    - Foreign exposure
                    - Hedging                           - Prepayment                        - Derivatives
                    - Securities selection                                                  - Hedging
                                                                                            - Growth stocks
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                              EQUITY PORTFOLIOS
--------------------------------------------------------------------------------------------------------------
                                 TELECOM UTILITY              GROWTH-INCOME                 FEDERATED
                                                                                         AMERICAN LEADERS
--------------------------------------------------------------------------------------------------------------
  What are the Portfolio's  - Equity securities:        - Equity securities:        - Equity securities:
  principal investments?      - mid-cap stocks            - large-cap stocks          - large-cap stocks
                              - large-cap stocks          - mid-cap stocks
                              - small-cap stocks
                              - convertible
                              securities
                            - REITs
--------------------------------------------------------------------------------------------------------------
  What other types of       - Fixed income securities:  - Foreign securities        - Equity securities:
  investments or              - corporate bonds           (up to 25%)                 - mid-cap stocks
  strategies may the          - investment grade fixed                              - Foreign securities:
  Portfolio use to a            income securities                                     - ADRs
  significant extent?         - preferred stocks
--------------------------------------------------------------------------------------------------------------
  What other types of       - Short-term investments    - Short-term investments    - Short-term investments
  investments may the       - Defensive investments     - Defensive investments     - Defensive investments
  Portfolio use as part of  - Options and futures       - Borrowing for temporary   - Options and futures
  efficient portfolio       - Borrowing for temporary     or emergency purposes     - Borrowing for temporary
  management or to enhance    or emergency purposes       (up to 33 1/3%)             or emergency purposes
  return?                     (up to 33 1/3%)           - Options and futures         (up to 33 1/3%)
                            - Securities lending                                    - Securities lending
                              (up to 33 1/3%)                                         (up to 33 1/3%)
                            - ETFs
--------------------------------------------------------------------------------------------------------------
  What additional risks     - Market volatility         - Market volatility         - Market volatility
  normally affect the       - Utility industry          - Securities selection      - Securities selection
  Portfolio?                - Active trading            - Active trading
                            - Securities selection      - Growth stocks
--------------------------------------------------------------------------------------------------------------

--------------------------  ------------------------------
                                  EQUITY PORTFOLIOS
--------------------------  ------------------------------
                               DAVIS VENTURE VALUE

--------------------------  ------------------------------
  What are the Portfolio's  - Equity securities:
  principal investments?      - large-cap stocks
--------------------------------------------------------------
  What other types of       - Mid-cap stocks
  investments or            - Foreign securities
  strategies may the
  Portfolio use to a
  significant extent?
-------------------------------------------------------------------
  What other types of       - Short-term investments
  investments may the       - Defensive investments
  Portfolio use as part of  - U.S. government
  efficient portfolio         securities
  management or to enhance
  return?
------------------------------------------------------------------------
  What additional risks     - Market volatility
  normally affect the       - Securities selection
  Portfolio?
-----------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                     EQUITY PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------------
                       "DOGS" OF WALL                          GOLDMAN SACHS     MFS MASSACHUSETTS
                           STREET         ALLIANCE GROWTH         RESEARCH        INVESTORS TRUST      MARSICO GROWTH
---------------------------------------------------------------------------------------------------------------------------
  What are the       - Equity            - Equity            - Equity            - Equity            - Equity
  Portfolio's          securities:         securities:         securities:         securities          securities:
  principal            - large-cap         - large-cap         - common stocks     (at least 65%):     - large-cap
  investments?           stocks              stocks            - warrants          - common stocks       stocks
                                                               - rights            - convertible
                                                               - convertible         securities
                                                                 securities      - Fixed income
                                                             - Equity swaps        securities:
                                                               (up to 15%)         - preferred
                                                             - Preferred stocks      stocks
                                                             - Emerging market   - Foreign
                                                               securities          securities:
                                                                                   - depositary
                                                                                     receipts
---------------------------------------------------------------------------------------------------------------------------
  What other types   N/A                 - Foreign           - Small-cap stocks  - Foreign           - Foreign
  of investments                           securities        - Currency            securities          securities
  may the                                  (up to 25%)         transactions        (up to 20%)         (up to 25%)
  Portfolio or                                               - Futures           - Securities        - Fixed income
  strategies use                                             - Foreign             lending             securities:
  to a significant                                             securities (up      (up to 33 1/3%)     - U.S.
  extent?                                                      to 20%)                                   government
                                                             - Hybrid                                    securities
                                                               instruments                             - preferred
                                                               (up to 15%);                              stocks
                                                               - structured                            - junk bonds
                                                                 securities                              (up to 10%)
                                                               - SPDRs (up to                          - investment
                                                                 10%)                                    grade fixed
                                                             - Registered                                income
                                                               investment                                securities
                                                               companies (up to                        - zero-coupon,
                                                               10% and                                   deferred
                                                               including ETFs)                           interest and
                                                             - REITs                                     PIK bonds
                                                             - U.S. government                       - Convertible
                                                               securities                              securities
                                                             - Corporate debt                        - Warrants
                                                               instruments                           - Forward
                                                             - Short-term                              commitment
                                                               investments                             agreements
                                                             - Junk bonds (up                        - When-issued and
                                                               to 10%)                                 delayed-delivery
                                                                                                       transactions
---------------------------------------------------------------------------------------------------------------------------
  What other types   - Short-term        - Short-term        - Options           - Warrants          - Short-term
  of investments       investments         investments       - Currency          - Zero-coupon,        investments
  may the            - Defensive         - Defensive           transactions        deferred          - Defensive
  Portfolio use as     investments         investments       - Forward             interest and PIK    instruments
  part of            - Borrowing for     - Borrowing for       commitments         bonds             - Options and
  efficient            temporary or        temporary or      - When-issued and   - Short sales         futures
  portfolio            emergency           emergency           delayed delivery  - When-issued and   - Borrowing for
  management or to     purposes            purposes          - Borrowing for       delayed-delivery    temporary or
  enhance return?      (up to 33 1/3%)     (up to 33 1/3%)     temporary or        transactions        emergency
                     - Options and       - Options and         emergency         - Futures             purposes
                       futures             futures             purposes (up to   - Currency            (up to 33 1/3%)
                                                               33 1/3%)            transactions      - Illiquid
                                                             - Short sales       - Forward             securities
                                                               (up to 25% and      commitments         (up to 15%)
                                                               only "against     - Registered        - Currency
                                                               the box")           investment          transactions
                                                             - Securities          companies
                                                               lending           - Short-term
                                                               (up to 33 1/3%)     investments
                                                             - Repurchase        - Rights
                                                               agreements        - Emerging markets
                                                             - Custodial
                                                               receipts and
                                                               trust
                                                               certificates
---------------------------------------------------------------------------------------------------------------------------
  What additional    - Market            - Market            - Market            - Market            - Market
  risks normally       volatility          volatility          volatility          volatility          volatility
  affect the         - Securities        - Securities        - Securities        - Securities        - Securities
  Portfolio?           selection           selection           selection           selection           selection
                     - Non-diversified   - Active trading    - Credit quality    - Medium sized      - Non-diversified
                       status            - Growth stocks     - Derivatives         companies           status
                     - Illiquidity                           - Illiquidity       - Growth stocks     - Foreign exposure
                     - Passively                             - Interest rate                         - Technology
                       managed strategy                        fluctuation                             sector
                                                             - Small companies                       - Growth stocks
                                                             - Real estate
                                                               industry
                                                             - Foreign exposure
                                                             - Unseasoned
                                                               companies
                                                             - Growth stocks
                                                             - Short sale risks
---------------------------------------------------------------------------------------------------------------------------

                                              EQUITY PORTFOLIOS
--------------------------------------------------------------------------------------------------------------
                                  PUTNAM GROWTH:
                                     VOYAGER                 BLUE CHIP GROWTH              REAL ESTATE
                            --------------------------  --------------------------  --------------------------
  What are the Portfolio's  - Equity securities         - Equity securities:        - Equity securities:
  principal investments?                                  - large-cap stocks          - mid-cap stocks
                                                          - mid-cap stocks            - small-cap stocks
                                                                                    - Fixed income securities:
                                                                                      - preferred stocks
                                                                                    - REITs
--------------------------------------------------------------------------------------------------------------
  What other types of       N/A                         - Small-cap stocks          - Convertible stocks
  investments or                                        - Foreign securities        - Foreign securities
  strategies may the                                                                - Junk bonds
  Portfolio use to a                                                                  (up to 5%)
  significant extent?                                                               - Corporate bonds
--------------------------------------------------------------------------------------------------------------
  What other types of       - Short-term investments    - Short-term investments    - Short-term investments
  investments may the       - Currency transactions       (up to 10%)               - Defensive investments
  Portfolio use as part of  - Defensive investments     - Defensive instruments     - U.S. government
  efficient portfolio       - Borrowing for temporary   - Options and futures         securities
  management or to enhance    or emergency purposes     - Borrowing for temporary
  return?                   - Options and futures         or emergency purposes
                            - Warrants                    (up to 33 1/3%)
                            - Hybrid instruments        - Securities lending
                                                          (up to 33 1/3%)
--------------------------------------------------------------------------------------------------------------
  What additional risks     - Market volatility         - Market volatility         - Market volatility
  normally affect the       - Securities selection      - Securities selection      - Securities selection
  Portfolio?                - Growth stocks             - Active trading            - Real estate industry
                            - IPO investing             - Interest rate             - Small and medium sized
                            - Derivatives                 fluctuation                 companies
                            - Hedging                   - Growth stocks
                                                        - Derivatives
                                                        - Hedging
--------------------------------------------------------------------------------------------------------------

                                  EQUITY PORTFOLIOS
--------------------------  ------------------------------
                                   MFS MID-CAP
                                      GROWTH
                            --------------------------
  What are the Portfolio's  - Equity securities:
  principal investments?      - common stocks
                              - mid-cap stocks
                              - convertible securities
                            - Fixed income securities:
                              - preferred stocks
                            - Foreign securities:
                              - depositary receipts
--------------------------------------------------------------
  What other types of       - Foreign securities
  investments or              (up to 20%)
  strategies may the        - Junk bonds
  Portfolio use to a          (up to 10%)
  significant extent?
-------------------------------------------------------------------
  What other types of       - Warrants
  investments may the       - Rights
  Portfolio use as part of  - Corporate debt
  efficient portfolio         instruments
  management or to enhance  - U.S. government
  return?                     securities
                            - Zero-coupon, deferred
                              interest and PIK bonds
                            - Short sales
                            - When-issued and delayed-
                              delivery transactions
                            - Options and futures
                            - Currency transactions
                            - Forward commitments
                            - Registered investment
                              companies
                            - Short-term investments
                            - Securities lending (up
                              to 33 1/3%)
------------------------------------------------------------------------
  What additional risks     - Market volatility
  normally affect the       - Securities selection
  Portfolio?                - Medium sized companies
                            - Foreign exposure
                            - Emerging markets
                            - Growth stocks
                            - Non-diversified status
                            - Active trading
                            - Derivatives
                            - Hedging
                            - Credit quality
-----------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                             EQUITY PORTFOLIOS
-----------------------------------------------------------------------------------------------------------
                                                                                  SMALL & MID CAP VALUE
                    AGGRESSIVE GROWTH   GROWTH OPPORTUNITIES      TECHNOLOGY            PORTFOLIO
-----------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity securities:  - Equity            - Equity securities
  Portfolio's         securities:         - mid-cap stocks      securities:         - small- and
  principal           - small-cap                               - large-cap           mid-cap stocks
  investments?          stocks                                    stocks
                      - mid-cap stocks                          - mid-cap stocks
                      - convertible                             - small-cap
                        securities                                stocks
                      - warrants
                    - Defensive
                      investments
                    - Options and
                      futures
-----------------------------------------------------------------------------------------------------------
  What other types  - Large-cap stocks  - Small-cap stocks    - Foreign           - Foreign securities
  of investments                        - Large-cap stocks      securities          (up to 15%)
  or strategies                                                                   - Convertible
  may the                                                                           securities (up to
  Portfolio use to                                                                  20%)
  a significant                                                                   - Illiquid securities
  extent?                                                                           (up to 15%)
                                                                                  - Rights and warrants
                                                                                    (up to 10%)
                                                                                  - Options and futures
-----------------------------------------------------------------------------------------------------------
  What other types  - Borrowing for     - Short-term          - Warrants          - Derivatives
  of investments      temporary or        investments         - Rights              - put and call
  may the             emergency           (up to 10%)         - Illiquid              options (U.S. and
  Portfolio use as    purposes          - Defensive             securities            non-U.S.
  part of             (up to 33 1/3%)     investments           (up to 15%)           exchanges)
  efficient         - Options and       - Options and         - Options and         - futures contracts
  portfolio           futures             futures               futures             - forward
  management or to  - Illiquid                                                        commitments
  enhance return?     securities                                                    - swaps
                      (up to 15%)                                                 - Short sales
                    - Short-term                                                  - Currency swaps
                      investments                                                 - Forward currency
                                                                                    exchange contracts
                                                                                  - Repurchase
                                                                                    agreements
                                                                                  - Borrowing for
                                                                                    temporary or
                                                                                    emergency purposes
                                                                                    (up to 33 1/3%)
                                                                                  - Securities lending
                                                                                    (up to 33 1/3%)
                                                                                  - Short-term
                                                                                    investments
                                                                                    - cash
                                                                                    - cash equivalents
                                                                                    - other high
                                                                                      quality short-
                                                                                      term investments
                                                                                    - money market
                                                                                      securities
                                                                                    - short-term debt
                                                                                      securities
-----------------------------------------------------------------------------------------------------------
  What additional   - Market            - Market volatility   - Market            - Small and medium
  risks normally      volatility        - Securities            volatility          sized companies
  affect the        - Securities          selection           - Securities        - Market volatility
  Portfolio?          selection         - Small and medium      selection         - Securities
                    - IPO investing       sized companies     - Technology          selection
                    - Illiquidity       - Derivatives           sector            - Sector risk
                    - Interest rate     - Hedging             - IPO investing     - Foreign exposure
                      fluctuations      - Growth stocks       - Derivatives       - Currency volatility
                    - Small and medium  - Technology sector   - Active trading    - Derivatives
                      sized companies                         - Growth stocks     - Credit quality
                    - Credit quality                          - Foreign exposure  - Interest rate
                    - Derivatives                             - Small and medium    fluctuations
                    - Hedging                                   sized companies   - Illiquidity
                    - Emerging markets                        - Hedging           - Short sale risk
                    - Growth stocks                                               - Leverage risk
                    - Active trading                                              - Hedging
                    - Technology
                      sector
-----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                INTERNATIONAL PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------
                      INTERNATIONAL                            INTERNATIONAL                            FOREIGN VALUE
                    GROWTH AND INCOME    GLOBAL EQUITIES    DIVERSIFIED EQUITIES   EMERGING MARKETS       PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity securities   - Equity            - Foreign
  Portfolio's         securities:         securities:       - Foreign securities    securities:         securities
  principal           - large-cap         - large-cap                               - small-cap         - emerging
  investments?          stocks              stocks                                    stocks              markets (up to
                        (foreign)         - mid-cap stocks                          - mid-cap stocks      25%)
                    - Foreign           - Foreign                                 - Foreign             - ADRs, EDRs and
                      securities          securities                                securities            GDRs
                                                                                                        - foreign debt
                                                                                                          securities (up
                                                                                                          to 25%)
                                                                                                      - Equity
                                                                                                        securities
------------------------------------------------------------------------------------------------------------------------
  What other types  - Equity            N/A                 - Equity securities:  - Hybrid            - Unlisted foreign
  of investments      securities:                             - convertible         instruments         securities (up
  or strategies       - mid-cap stocks                          securities        - Equity swaps        to 15%)
  may the               (foreign)                             - warrants                              - Securities with
  Portfolio use to  - Foreign                                 - rights                                  limited trading
  a significant       securities:                                                                       market (up to
  extent?             - emerging                                                                        10%)
                        markets                                                                       - Derivatives
                                                                                                      - Swaps
                                                                                                      - Illiquid
                                                                                                        securities (up
                                                                                                        to 15%)
------------------------------------------------------------------------------------------------------------------------
  What other types  - Equity            - Short-term        - Short-term          N/A                 - Short-term
  of investments      securities:         investments         investments                               investments
  may the             - small-cap       - Currency          - Defensive                                 - cash
  Portfolio use as      stocks            transactions        investments                               - cash
  part of               (foreign)       - Defensive         - Currency                                    equivalents
  efficient           - large-cap         investments         transactions                              - other high
  portfolio             stocks (U.S.)   - Borrowing for     - Illiquid                                    quality
  management or to  - Currency            temporary or        securities                                  short-term
  enhance return?     transactions        emergency           (up to 15%)                                 investments
                    - Short-term          purposes (up to   - Options and                               - money market
                      investments         33 1/3%)            futures                                     securities
                    - Hybrid            - Options and       - Forward                                   - short-term
                      instruments         futures             commitments                                 debt
                    - Equity swaps                          - Registered                                  securities
                                                              investment                              - Fixed income
                                                              companies                                 securities
                                                            - Firm commitment                           - U.S. and
                                                              agreements                                  foreign
                                                            - Securities lending                          companies
                                                              (up to 33 1/3%)                           - U.S. and
                                                                                                          foreign
                                                                                                          governments
                                                                                                      - Unseasoned
                                                                                                        companies (up to
                                                                                                        5%)
                                                                                                      - Warrants (up to
                                                                                                        5%)
                                                                                                      - Junk bonds (up
                                                                                                        to 5%)
                                                                                                      - Swaps (up to 5%)
                                                                                                      - Borrowing for
                                                                                                        temporary or
                                                                                                        emergency
                                                                                                          purposes (up
                                                                                                        to 33 1/2%)
------------------------------------------------------------------------------------------------------------------------
  What additional   - Currency          - Market            - Market volatility   - Currency          - Foreign exposure
  risks normally      volatility          volatility        - Foreign exposure      volatility        - Currency
  affect the        - Foreign exposure  - Securities        - Securities          - Foreign exposure    volatility
  Portfolio?        - Market              selection           selection           - Emerging markets  - Market
                      volatility        - Active trading    - Emerging markets    - Growth stocks       volatility
                    - IPO investing     - Currency          - Growth stocks       - IPO investing     - Securities
                    - Securities          volatility        - Active trading      - Market              selection
                      selection         - Foreign exposure  - Currency              volatility        - Technology
                    - Hedging           - Growth stocks       volatility          - Securities          sector
                    - Growth stocks     - Derivatives       - Sector risk           selection         - Financial
                                        - Hedging           - Derivatives                               institutions
                                                            - Hedging                                   sector
                                                                                                      - Emerging markets
                                                                                                      - Hedging
                                                                                                      - Sector risk
                                                                                                      - Derivatives
                                                                                                      - Interest rate
                                                                                                        fluctuations
                                                                                                      - Credit quality
                                                                                                      - Illiquidity
                                                                                                      - Unseasoned
                                                                                                        companies
                                                                                                      - Junk bonds
                                                                                                      - Leverage risk
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CREDIT SWAPS involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

CURRENCY SWAPS involve the exchange of the parties' respective rights to make or receive payments in specified currencies.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

CUSTODIAL RECEIPTS AND TRUST CERTIFICATES represent interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which a Portfolio may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes, a Portfolio is not considered to be the owner of the underlying securities held in the custodial or trust account, the Portfolio may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000(R) Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Midcap(R) Index, and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

        Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above/or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - HIGH INCOME SECURITIES, with respect to the Worldwide High Income Portfolio, are defined as medium and lower-grade income securities, which include securities rated at the time of purchase BBB or lower by Standard & Poor's ("S&P") or rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") and unrated securities determined by the Subadviser to be comparable quality at the time of purchase.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's. INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser. With respect to the FOREIGN VALUE PORTFOLIO, foreign securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

HYBRID INSTRUMENTS, such as INDEXED (i.e., Standard and Poor's Depositary Receipts ("SPDRs") and iShares(SM)) STRUCTURED SECURITIES and other EXCHANGE TRADED FUNDS ("ETFS"), can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MORTGAGE SWAPS are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write
(sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. With respect to the Cash Management Portfolio, short-term investments may also include investment in taxable municipal obligations which are debt obligations of a state or local government entity and an outgrowth of the Tax Reform Act of 1986, which restricted the issuance of traditional tax-exempt securities. Taxable municipal bonds are issued as private purpose bonds to finance such prohibited projects as a sports stadium, as municipal revenue bonds where caps apply, or as public purpose bonds where the 10% private use limitation has been exceeded.

TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

UTILITY SECURITIES are equity and debt securities of companies principally engaged in the utility industry.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

IPO INVESTING: A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPOs") exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated in significant amounts over short periods of time.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NON-DIVERSIFIED STATUS: Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

PASSIVELY MANAGED STRATEGY: A Portfolio following a passively managed strategy will not deviate from its investment strategy. In the case of "Dogs" of Wall Street Portfolio, this entails buying and holding thirty stocks selected through objective selection criteria (except to the extent necessary to comply with applicable federal tax laws). In other cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks over the course of a year, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

REAL ESTATE INDUSTRY: Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.

SECTOR RISK: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT SALE RISKS: Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors.

UNSEASONED COMPANIES: Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

UTILITY INDUSTRY: Risks include (i) utility companies' difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices; and
(vii) potential effect of deregulation.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $31 billion as of December 31, 2002. SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Strategic Investment Series, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2003, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                  PORTFOLIO                              FEE
                  ---------                              ---
Cash Management Portfolio....................            0.48%
Corporate Bond Portfolio.....................            0.59%
Global Bond Portfolio........................            0.68%
High-Yield Bond Portfolio....................            0.64%
Worldwide High Income Portfolio..............            1.00%
SunAmerica Balanced Portfolio................            0.61%
MFS Total Return Portfolio...................            0.65%
Asset Allocation Portfolio...................            0.60%
Telecom Utility Portfolio....................            0.75%
Growth-Income Portfolio......................            0.54%
Federated American Leaders Portfolio.........            0.69%
Davis Venture Value Portfolio................            0.71%
"Dogs" of Wall Street Portfolio..............            0.60%
Alliance Growth Portfolio....................            0.61%
Goldman Sachs Research Portfolio.............            1.20%
MFS Massachusetts Investors Trust
  Portfolio..................................            0.70%
Putnam Growth: Voyager Portfolio.............            0.80%
Blue Chip Growth Portfolio...................            0.70%
Real Estate Portfolio........................            0.79%
MFS Mid-Cap Growth Portfolio.................            0.75%

                  PORTFOLIO                              FEE
                  ---------                              ---
Aggressive Growth Portfolio..................            0.71%
Growth Opportunities Portfolio...............            0.75%
Marsico Growth Portfolio.....................            0.85%
Technology Portfolio.........................            1.20%
International Growth and Income Portfolio....            0.96%
Global Equities Portfolio....................            0.76%
International Diversified Equities
  Portfolio..................................            1.00%
Emerging Markets Portfolio...................            1.25%

The annual rate of the investment advisory fee payable by the following Portfolios to SAAMCo is equal to the following percentage of average daily net assets:

              PORTFOLIO                                   FEE
              ---------                                   ---
Foreign Value Portfolio..............    1.025% on the first $50 million
                                         0.865% on the next $150 million
                                         0.775% on the next $300 million
                                         0.75% thereafter
Small & Mid Cap Value Portfolio......    1.00%

INFORMATION ABOUT THE SUBADVISERS

ALLIANCE CAPITAL MANAGEMENT L.P. (Alliance) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading global investment management firm. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. Alliance does business in certain circumstances, including its role as Subadviser to the Small & Mid Cap Value Portfolio of the Trust, using the name AllianceBernstein Institutional Investment Management (AllianceBernstein). AllianceBernstein is the institutional marketing and client servicing unit of Alliance. As of December 31, 2002, Alliance had approximately $386 billion in assets under management.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) is located at One Bank of America Plaza, Charlotte, NC 28255. BACAP is dedicated to providing responsible investment management and superior service and manages money for corporations, endowments and foundations, public funds/municipalities and individuals. As of December 31, 2002, BACAP and its affiliates had over $310 billion in assets under management.

DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISORS (Davis) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by SAAMCo) for the assets of the Portfolios allocated to it. As of December 31, 2002, Davis had approximately $33.6 billion in assets under management.

FEDERATED INVESTMENT COUNSELING (Federated) is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated and its affiliate companies serves as investment adviser to a number of investment companies and private accounts. As of December 31, 2002, Federated had approximately $195 billion in assets under management.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. (GSAM) is located at 32 Old Slip, New York, NY 10005. GSAM registered as an investment adviser in 1990. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (Goldman

Sachs) served as the investment adviser for the Goldman Sachs Research and Global Bond Portfolios. On or about April 26, 2003, GSAM assumed Goldman Sachs' investment advisory responsibilities for these Portfolios. GSAM is one of the leading global investment managers, serving a wide range of clients including pension funds, foundations and insurance companies and individual investors. As of December 31, 2002, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had approximately $329.6 billion in assets under management.

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL (GSAM-International), a business unit of the Investment Management Division of Goldman Sachs, is located at Christchurch Court 10-15, Newgate Street, London EC1A74D, England. GSAM-International has been a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, since 1990 and a registered investment adviser since 1991. As of December 31, 2002, GSAM-International, along with other units of the Investment Management Division of Goldman Sachs, had approximately $329 billion in assets under management.

MARSICO CAPITAL MANAGEMENT, LLC (Marsico) is located at 1200 Seventeenth Street, Suite 1300, Denver, Colorado 80202. Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for individuals, corporations, charities and retirement plans. As of December 31, 2002, Marsico managed approximately $14.8 billion in assets under management.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. As of December 31, 2002, MFS had approximately $112.5 billion in assets under management.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (MSIM Inc.) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM Inc. is located at 1221 Avenue of the Americas, New York, NY 10020. MSIM Inc. does business in certain circumstances, including its role as a Subadviser to the Trust, using the name "VAN KAMPEN." As of December 31, 2002, MSIM Inc. together with its affiliated asset management companies had approximately $376.3 billion in assets under management with approximately $156.1 billion in institutional assets.

PUTNAM INVESTMENT MANAGEMENT, LLC (Putnam) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of December 31, 2002, Putnam had approximately $250.9 billion in assets under management.

TEMPLETON INVESTMENT COUNSEL, LLC (Templeton) is a Delaware limited liability company located at 500 E. Broward Boulevard, Suite 2100, Ft. Lauderdale, FL 33394. Templeton is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2002, Franklin Templeton Investments managed approximately $266 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

WM ADVISORS, INC. (WMA) is located at 1201 Third Avenue, 22nd Floor, Seattle, WA 98101. WMA is an investment adviser registered with the SEC under the 1940 Act and provides investment advisory services for separately managed accounts in addition to the WM Group of Funds. As of December 31, 2002, WMA had over $13 billion in assets under management.

SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

INFORMATION ABOUT THE DISTRIBUTOR


AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' Class 2 shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.


PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team(s) for each Portfolio is set forth below following table.

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Cash Management Portfolio     BACAP                         - Cash Investments Team      N/A
----------------------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio      Federated                     - Joseph M. Balestrino       Mr. Balestrino joined
                                                               Senior Vice President and  Federated in 1986 as a
                                                               Portfolio Manager          Project Manager in the
                                                                                          Product Design
                                                                                          Department and became
                                                                                          an Assistant Vice
                                                                                          President and
                                                                                          Investment Analyst in
                                                                                          1991. He became a Vice
                                                                                          President and
                                                                                          portfolio manager in
                                                                                          1995 and a Senior Vice
                                                                                          President in 1998.
                                                             - Mark E. Durbiano           Mr. Durbiano joined
                                                               Senior Vice President and  Federated in 1982 as
                                                               Portfolio Manager          an Investment Analyst
                                                                                          and became a Vice
                                                                                          President and
                                                                                          portfolio manager in
                                                                                          1988. He has been a
                                                                                          Senior Vice President
                                                                                          since 1996.
                                                             - Christopher J. Smith       Mr. Smith joined
                                                               Vice President and         Federated in 1995 as a
                                                               Portfolio Manager          Portfolio Manager and
                                                                                          Vice President. Prior
                                                                                          to joining Federated,
                                                                                          he was an Assistant
                                                                                          Vice President at
                                                                                          Provident Life &
                                                                                          Accident Insurance
                                                                                          Company from 1987
                                                                                          through 1994.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Global Bond Portfolio         GSAM-International            - Andrew F. Wilson           Mr. Wilson joined
                                                               Managing Director and      GSAM-International in
                                                               Senior Portfolio Manager   December 1995 as an
                                                                                          Executive Director and
                                                                                          portfolio manager.
                                                                                          Prior to his current
                                                                                          position, he spent
                                                                                          three years as an
                                                                                          Assistant Director at
                                                                                          Rothschild Asset
                                                                                          Management, where he
                                                                                          was responsible for
                                                                                          managing global and
                                                                                          international bond
                                                                                          portfolios with
                                                                                          specific focus on the
                                                                                          U.S., Canadian,
                                                                                          Australian and
                                                                                          Japanese economies.
                                                             - James Cielinski            Mr. Cielinski joined
                                                               Executive Director and     GSAM-International in
                                                               Senior Portfolio Manager   1998 as a portfolio
                                                                                          manager. Prior to his
                                                                                          current position, he
                                                                                          spent five years at
                                                                                          Utah Retirement
                                                                                          Systems, where he
                                                                                          managed the fixed
                                                                                          income group.
                                                             - Philip Moffitt             Mr. Moffitt joined
                                                               Executive Director,        GSAM-International in
                                                               Senior Currency Portfolio  1999 as a portfolio
                                                               Manager and Senior         manager. Prior to his
                                                               Portfolio Manager          current position, he
                                                                                          worked for three years
                                                                                          as a proprietary
                                                                                          trader for Tokai Asia
                                                                                          Ltd. in Hong Kong.
                                                                                          Before that, Mr.
                                                                                          Moffitt spent ten
                                                                                          years with Bankers
                                                                                          Trust Asset Management
                                                                                          in Australia, where he
                                                                                          was a Managing
                                                                                          Director responsible
                                                                                          for all active global
                                                                                          fixed income funds as
                                                                                          well as a member of
                                                                                          the Asset Allocation
                                                                                          Committee.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Global Bond Portfolio                                       - Iain Lindsay               Mr. Lindsay joined
 (continued)                                                   Executive Director and     GSAM-International in
                                                               Portfolio Manager          2001 as an Executive
                                                                                          Director and portfolio
                                                                                          manager. Prior to
                                                                                          that, he was a
                                                                                          portfolio
                                                                                          manager/product
                                                                                          manager at JP Morgan
                                                                                          Investment Management
                                                                                          from March 2000 to
                                                                                          June 2001. Before
                                                                                          that, he headed the
                                                                                          capital market
                                                                                          strategy team at Bank
                                                                                          of Montreal in London
                                                                                          from November 1997 to
                                                                                          September 1999 and was
                                                                                          a senior fixed-income
                                                                                          strategist with Credit
                                                                                          Lyonnais in Paris from
                                                                                          May 1994 to November
                                                                                          1997.
                                                             - Paul Marson                Mr. Marson joined
                                                               Executive Director and     GSAM-International in
                                                               Senior Portfolio Manager   2000 as a senior
                                                                                          portfolio manager.
                                                                                          Prior to his current
                                                                                          position, he spent
                                                                                          five years at JP
                                                                                          Morgan as a senior
                                                                                          portfolio manager and
                                                                                          member of the Global
                                                                                          Macro Strategy Team.
                                                             - Kevin Zhao                 Mr. Zhao, an Executive
                                                               Executive Director and     Director and Portfolio
                                                               Portfolio Manager          Manager, joined GSAM-
                                                                                          International in
                                                                                          December 1994 as an
                                                                                          associate and
                                                                                          portfolio manager. He
                                                                                          became an Executive
                                                                                          Director in 1996.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 High-Yield Bond Portfolio     SAAMCo                        - Jeffrey J. Gary            Mr. Gary joined SAAMCo
                                                               Portfolio Manager          in 2001 as a portfolio
                                                                                          manager. In addition
                                                                                          to his position with
                                                                                          SAAMCo, Mr. Gary is
                                                                                          currently Managing
                                                                                          Director of AIG Global
                                                                                          Investment Corp. Prior
                                                                                          to joining SAAMCo, he
                                                                                          was a Senior Vice
                                                                                          President and Public
                                                                                          High Yield Portfolio
                                                                                          Manager with American
                                                                                          General Investment
                                                                                          Management, LP from
                                                                                          April 1998 to October
                                                                                          2001. From 1996 to
                                                                                          1998, he was Managing
                                                                                          Director and Portfolio
                                                                                          Manager for Koch
                                                                                          Capital Service, Inc.
----------------------------------------------------------------------------------------------------------------
 Worldwide High Income         Van Kampen                    High Yield Team and          Mr. Loery is an
 Portfolio                                                   Emerging Markets Debt Team   Executive Director and
                                                                                          Portfolio Manager of
                                                             Current members of the High  MSIM Inc. Mr. Loery
                                                             Yield Team include:          joined Morgan Stanley
                                                             - Gordon W. Loery            & Co. Incorporated
                                                               Executive Director and     (Morgan Stanley), a
                                                               Portfolio Manager          MSIM Inc. affiliate in
                                                                                          1990 as a fixed income
                                                                                          analyst and has been a
                                                                                          Portfolio Manager with
                                                                                          MSIM Inc.'s affiliate
                                                                                          Miller Anderson &
                                                                                          Sherrerd, LLP (MAS)
                                                                                          since 1996.
                                                             - Chad Liu                   Mr. Liu joined MSIM
                                                               Vice President and         Inc. in 1999 as a
                                                               Portfolio Manager          Financial Analyst.
                                                                                          Prior to that, he
                                                                                          received his M.B.A.
                                                                                          (Finance) from the
                                                                                          Wharton School,
                                                                                          University of
                                                                                          Pennsylvania. Mr. Liu
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Worldwide High Income                                       - Joshua M. Givelber         Mr. Givelber joined
 Portfolio (continued)                                         Vice President and         MSIM Inc. in 2001 as a
                                                               Portfolio Manager          Vice President and
                                                                                          Financial Analyst.
                                                                                          Prior to that, he was
                                                                                          an Assistant Vice
                                                                                          President with Van
                                                                                          Kampen Investment
                                                                                          Advisory Corp. and an
                                                                                          Associate with
                                                                                          Davidson Kempner
                                                                                          Partners. Mr. Givelber
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
                                                             Current members of the
                                                             Emerging Markets Debt Team
                                                             include:
                                                             - Abigail McKenna            Ms. McKenna is a
                                                               Managing Director and      Managing Director of
                                                               Portfolio Manager          MSIM Inc. and
                                                                                          Portfolio Manager of
                                                                                          the emerging markets
                                                                                          debt portfolio. From
                                                                                          1995 to 1996, Ms.
                                                                                          McKenna was a Senior
                                                                                          Portfolio Manager at
                                                                                          MetLife Investment
                                                                                          Management Corp.
                                                                                          (MIMCO) Ms. McKenna
                                                                                          joined the firm in
                                                                                          1996.
                                                             - Eric Baurmeister           Mr. Baurmeister joined
                                                               Executive Director         MSIM Inc. in 1997 and
                                                                                          is a portfolio manager
                                                                                          of the emerging
                                                                                          markets debt
                                                                                          portfolio. Prior to
                                                                                          joining MSIM Inc., he
                                                                                          was a portfolio
                                                                                          manager at MIMCO from
                                                                                          1992 to 1996. He holds
                                                                                          the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
                                                             - Federico Kaune             Mr. Kaune joined MSIM
                                                               Vice President and         Inc. in 2002 as a Vice
                                                               Portfolio Manager          President. Prior to
                                                                                          that, he was a Senior
                                                                                          Economist and Senior
                                                                                          Vice President with
                                                                                          Goldman Sachs &
                                                                                          Company.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 SunAmerica Balanced           SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
 Portfolio                                                     Senior Vice President and  portfolio manager with
                                                               Portfolio Manager          SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio    MFS                           - David M. Calabro           Mr. Calabro joined MFS
                                                               Senior Vice President and  in 1992 as a Vice
                                                               Portfolio Manager          President and equity
                                                                                          analyst. He became a
                                                                                          portfolio manager in
                                                                                          1993 and was promoted
                                                                                          to Senior Vice
                                                                                          President in 1998.
                                                             - Steven R. Gorham           Mr. Gorham, the
                                                               Senior Vice President and  manager of the
                                                               Portfolio Manager          Portfolio's equity
                                                                                          portion, joined MFS in
                                                                                          1992, and has been a
                                                                                          portfolio manager
                                                                                          since 2002.
                                                             - Michael W. Roberge         Mr. Roberge, the
                                                               Senior Vice President and  manager of the
                                                               Portfolio Manager          Portfolio's fixed
                                                                                          income portion, joined
                                                                                          MFS in 1996, and has
                                                                                          been a portfolio
                                                                                          manager since 2002.
                                                             - Constantinos G. Mokas      Mr. Mokas, manager of
                                                               Senior Vice President and  the Portfolio's equity
                                                               Portfolio Manager          portion, joined MFS in
                                                                                          1990 as a research
                                                                                          analyst. He was
                                                                                          promoted to Assistant
                                                                                          Vice President in
                                                                                          1994, Vice President
                                                                                          in 1996 and portfolio
                                                                                          manager in 1998.
                                                             - Lisa B. Nurme              Ms. Nurme, a manager
                                                               Senior Vice President and  of the Portfolio's
                                                               Portfolio Manager          equity portion, became
                                                                                          a portfolio manager in
                                                                                          1995 and was promoted
                                                                                          to Senior Vice
                                                                                          President in 1998.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio                                  - Kenneth J. Enright         Mr. Enright, a manager
 (continued)                                                   Senior Vice President and  of the Portfolio's
                                                               Portfolio Manager          equity portion, joined
                                                                                          MFS in 1986 as a
                                                                                          research analyst. He
                                                                                          became an Assistant
                                                                                          Vice President in
                                                                                          1987, Vice President
                                                                                          in 1988, portfolio
                                                                                          manager in 1993 and
                                                                                          Senior Vice President
                                                                                          in 1999.
----------------------------------------------------------------------------------------------------------------
 Asset Allocation Portfolio    WMA                           - Randall L. Yoakum          Mr. Yoakum re-joined
                                                               Chief Investment Officer   WMA in 1999 as a
                                                               and Senior Portfolio       Senior Portfolio
                                                               Manager                    Manager and Chairman
                                                                                          of the Investment
                                                                                          Policy, Asset
                                                                                          Allocation and Equity
                                                                                          Investment Teams. From
                                                                                          1997-1999, Mr. Yoakum
                                                                                          was the Chief
                                                                                          Investment Officer at
                                                                                          D.A. Davidson, and
                                                                                          from 1994-1997, he
                                                                                          served as Senior Vice
                                                                                          President and Chief
                                                                                          Equity Officer at
                                                                                          Boatmen's Trust
                                                                                          Company. Mr. Yoakum
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
                                                             - Gary J. Pokrzywinski       Mr. Pokrzywinski
                                                               Senior Portfolio Manager   joined WMA in 1992. He
                                                                                          has been a Senior
                                                                                          Portfolio Manager
                                                                                          since 1994, and Head
                                                                                          of the Fixed Income
                                                                                          Investment Team since
                                                                                          1999. He holds the
                                                                                          Chartered Financial
                                                                                          Analyst designation.
                                                             - Michael D. Meighan         Mr. Meighan joined WMA
                                                               Portfolio Manager          in 1999 as a Senior
                                                                                          Asset Allocation
                                                                                          Analyst. From
                                                                                          1993-1999 he was a
                                                                                          Manager of Managed
                                                                                          Assets at D.A.
                                                                                          Davidson. He holds the
                                                                                          Chartered Financial
                                                                                          Analyst Candidate
                                                                                          designation.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Asset Allocation Portfolio                                  - Charles D. Averill         Mr. Averill joined WMA
 (continued)                                                   Senior Quantitative        in 1990. He was an
                                                               Analyst                    Equity Analyst from
                                                                                          1996-1999, and has
                                                                                          been a Senior
                                                                                          Quantitative Analyst
                                                                                          since 1999. He holds
                                                                                          the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
----------------------------------------------------------------------------------------------------------------
 Telecom Utility Portfolio     Federated                     - John L. Nichol             Mr. Nichol joined
                                                               Vice President and         Federated in September
                                                               Portfolio Manager          2000 as an Assistant
                                                                                          Vice president/Senior
                                                                                          Investment Analyst.
                                                                                          Prior to joining
                                                                                          Federated, Mr. Nichol
                                                                                          was a portfolio
                                                                                          manager for the Public
                                                                                          Employees Retirement
                                                                                          System of Ohio from
                                                                                          1992 through August
                                                                                          2000.
----------------------------------------------------------------------------------------------------------------
 Growth-Income Portfolio       Alliance                      - Michael R. Baldwin         Mr. Baldwin joined the
                                                               Portfolio Manager and      company in 1989 as a
                                                               Senior Vice President      research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1991 and
                                                                                          was promoted to Senior
                                                                                          Vice President and
                                                                                          Associate Director of
                                                                                          Research in 1996.
----------------------------------------------------------------------------------------------------------------
 Federated American Leaders    Federated                     - Kevin R. McCloskey         Mr. McCloskey, who
 Portfolio                                                     Vice President and         joined Federated in
                                                               Portfolio Manager          1999 as a portfolio
                                                                                          manager, is a Vice
                                                                                          President. From
                                                                                          September 1994 to July
                                                                                          1999, he served as a
                                                                                          portfolio manager, and
                                                                                          from January 1994 to
                                                                                          September 1994, he
                                                                                          served as an
                                                                                          investment/quantitative
                                                                                          analyst at Killian
                                                                                          Asset Management
                                                                                          Corpora-
                                                                                          tion. Mr. McCloskey
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Federated American Leaders                                  - Steven J. Lehman           Mr. Lehman, who joined
 Portfolio (continued)                                         Vice President and Senior  Federated in 1997 as a
                                                               Portfolio Manager          senior portfolio
                                                                                          manager, is a Vice
                                                                                          President. From 1985
                                                                                          to 1997, he served as
                                                                                          portfolio manager at
                                                                                          First Chicago.
                                                             - John L. Nichol             Mr. Nichol, who joined
                                                               Vice President and         Federated in 2000 as a
                                                               Portfolio Manager          portfolio manager, is
                                                                                          a Vice President. From
                                                                                          1992 to 2000, he
                                                                                          served as portfolio
                                                                                          manager at Public
                                                                                          Employees Retirement
                                                                                          System of Ohio. Mr.
                                                                                          Nichols holds the
                                                                                          Chartered Financial
                                                                                          Analyst designation.
----------------------------------------------------------------------------------------------------------------
 Davis Venture Value           Davis                         - Christopher C. Davis       Mr. Davis has been
 Portfolio                                                     Portfolio Manager          employed by Davis
                                                                                          since 1989 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, co-portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
                                                             - Kenneth C. Feinberg        Mr. Feinberg has been
                                                               Portfolio Manager          employed by Davis
                                                                                          since 1994 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
----------------------------------------------------------------------------------------------------------------
 "Dogs" of Wall Street         SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
 Portfolio                                                     Senior Vice President and  portfolio manager with
                                                               Portfolio Manager          SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio     Alliance                      - James G. Reilly            Mr. Reilly joined the
                                                               Executive Vice President   company in 1984 as a
                                                               and Portfolio Manager      research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1993 and
                                                                                          was promoted to an
                                                                                          Executive Vice
                                                                                          President in 1999.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Goldman Sachs Research        GSAM                          - Dolores Bamford            Ms. Bamford joined
 Portfolio                                                     Vice President             GSAM as a portfolio
                                                               Value Portfolio Manager    manager in April 2002
                                                                                          for the Value team.
                                                                                          Prior to joining GSAM,
                                                                                          she was a portfolio
                                                                                          manager at Putnam
                                                                                          Investments for
                                                                                          various products since
                                                                                          1991.
                                                             - David L. Berdon            Mr. Berdon joined GSAM
                                                               Vice President             as a research analyst
                                                               Value Portfolio Manager    in March 2001 and
                                                                                          became a portfolio
                                                                                          manager in October
                                                                                          2002. From September
                                                                                          1999 to March 2001, he
                                                                                          was a Vice President
                                                                                          for Business
                                                                                          Development and
                                                                                          Strategic Alliances at
                                                                                          Soliloquy Inc. From
                                                                                          September 1997 to
                                                                                          September 1999, he was
                                                                                          a principal consultant
                                                                                          at Diamond Technology
                                                                                          Partners.
                                                             - Andrew Braun               Mr. Braun joined GSAM
                                                               Vice President             as a mutual fund
                                                               Value Portfolio Manager    product development
                                                                                          analyst in July 1993.
                                                                                          From January 1997 to
                                                                                          April 2001, he was a
                                                                                          research analyst on
                                                                                          the Value team and
                                                                                          became a portfolio
                                                                                          manager in May 2001.
                                                             - Scott Carroll              Mr. Carroll joined
                                                               Vice President             GSAM as a portfolio
                                                               Value Portfolio Manager    manager in May 2002
                                                                                          for the Value team.
                                                                                          From 1996 to 2002, he
                                                                                          worked at Van Kampen
                                                                                          Funds where he had
                                                                                          portfolio management
                                                                                          and analyst
                                                                                          responsibilities for
                                                                                          growth and income and
                                                                                          equity income funds.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Goldman Sachs Research                                      - Sally Pope Davis           Ms. Davis joined GSAM
 Portfolio (continued)                                         Vice President             as a portfolio manager
                                                               Value Portfolio Manager    in August 2001. From
                                                                                          December 1999 to July
                                                                                          2001, she was a
                                                                                          relationship manager
                                                                                          in Private Wealth
                                                                                          Management at GSAM.
                                                                                          From August 1989 to
                                                                                          November 1999, she was
                                                                                          a bank analyst in the
                                                                                          Goldman Sachs
                                                                                          Investment Research
                                                                                          Department.
                                                             - Stacey Ann DeMatteis       Ms. DeMatteis joined
                                                               Vice President             GSAM as a product-
                                                               Value Client Portfolio     marketing analyst in
                                                               Manager                    September 1993. From
                                                                                          December 1997 to April
                                                                                          2000, she was a
                                                                                          relationship manager
                                                                                          in Broker-Dealer
                                                                                          sales. In May 2000,
                                                                                          she became a client
                                                                                          portfolio manager on
                                                                                          the Value team.
                                                             - Sean Gallagher             Mr. Gallagher joined
                                                               Vice President             GSAM as a research
                                                               Value Portfolio Manager    analyst in May 2000
                                                                                          and became a portfolio
                                                                                          manager in 2001. From
                                                                                          October 1993 to May
                                                                                          2000, he was a
                                                                                          research analyst at
                                                                                          Merrill Lynch Asset
                                                                                          Management.
                                                             - Lisa Parisi                Ms. Parisi joined GSAM
                                                               Vice President             as a portfolio manager
                                                               Value Portfolio Manager    in August 2001. From
                                                                                          December 2000 to
                                                                                          August 2001, she was a
                                                                                          portfolio manager at
                                                                                          John A. Levin & Co.
                                                                                          From March 1995 to
                                                                                          December 2000, she was
                                                                                          a portfolio manager
                                                                                          and managing director
                                                                                          at Valenzuela Capital.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Goldman Sachs Research                                      - Eileen Rominger            Ms. Rominger joined
 Portfolio (continued)                                         Managing Director          GSAM as a portfolio
                                                               Chief Investment Officer,  manager and Chief
                                                               Value                      Investment Officer of
                                                               Portfolio Manager          its Value team in
                                                                                          1999. From 1981 to
                                                                                          1999, she worked at
                                                                                          Oppenheimer Capital,
                                                                                          most recently as a
                                                                                          senior portfolio
                                                                                          manager.
                                                             - Steven M. Barry            Mr. Barry joined GSAM
                                                               Managing Director          as a portfolio manager
                                                               Co-Chief Investment        in 1999. From 1988 to
                                                               Officer                    1999, he was a
                                                               Growth Portfolio Manager   portfolio manager at
                                                                                          Alliance Capital
                                                                                          Management.
                                                             - Kenneth T. Berents         Mr. Berents joined
                                                               Managing Director          GSAM as a portfolio
                                                               Co-Chairman, Investment    manager in 2000. From
                                                               Committee                  1992 to 1999, he was a
                                                               Growth Portfolio Manager   Director of Research
                                                                                          and head of the
                                                                                          Investment Committee
                                                                                          at Wheat First Union.
                                                             - Herbert E. Ehlers          Mr. Ehlers joined GSAM
                                                               Managing Director          as a senior portfolio
                                                               Chief Investment Officer,  manager and Chief
                                                               Growth Portfolio Manager   Investment Officer of
                                                                                          GSAM's Growth team in
                                                                                          1997. From 1981 to
                                                                                          1997, he was the Chief
                                                                                          Investment Officer and
                                                                                          Chairman of Liberty
                                                                                          Asset Management Inc.
                                                                                          ("Liberty") and its
                                                                                          predecessor firm,
                                                                                          Eagle Asset Management
                                                                                          ("Eagle").
                                                             - Gregory H. Ekizian         Mr. Ekizian joined
                                                               Managing Director          GSAM as a portfolio
                                                               Co-Chief Investment        manager and Co-Chair
                                                               Officer Growth Portfolio   of GSAM's Growth
                                                               Manager                    Investment Committee
                                                                                          in 1997. From 1980 to
                                                                                          1997, he was a
                                                                                          portfolio manager at
                                                                                          Liberty and its
                                                                                          predecessor firm,
                                                                                          Eagle.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Goldman Sachs Research                                      - Scott Kolar                Mr. Kolar joined GSAM
 Portfolio                                                     Vice President             as an equity analyst
 (continued)                                                   Growth Portfolio Manager   in 1997 and became a
                                                                                          portfolio manager in
                                                                                          1999. From 1994 to
                                                                                          1997, he was an equity
                                                                                          analyst and
                                                                                          information systems
                                                                                          specialist at Liberty.
                                                             - Andrew F. Pyne             Mr. Pyne joined GSAM
                                                               Managing Director Growth   as a product manager
                                                               Portfolio Manager          in 1997. He became a
                                                                                          portfolio manager in
                                                                                          August 2001. From 1992
                                                                                          to 1997, he was a
                                                                                          product manager at Van
                                                                                          Kampen Investments.
                                                             - Ernest C. Segundo, Jr.     Mr. Segundo joined
                                                               Vice President             GSAM as a portfolio
                                                               Co-Chairman, Investment    manager in 1997. From
                                                               Committee                  1992 to 1997, he was a
                                                               Growth Portfolio Manager   portfolio manager at
                                                                                          Liberty and its
                                                                                          predecessor firm,
                                                                                          Eagle.
                                                             - David G. Shell             Mr. Shell joined GSAM
                                                               Managing Director          as a portfolio manager
                                                               Co-Chief Investment        in 1997. From 1987 to
                                                               Officer                    1997, he was a
                                                               Growth Portfolio Manager   portfolio manager at
                                                                                          Liberty and its
                                                                                          predecessor firm,
                                                                                          Eagle.
                                                             - Mark Shattan               Mr. Shattan joined
                                                               Vice President             GSAM as an equity
                                                               Growth Portfolio Manager   analyst in 1999 and
                                                                                          became a portfolio
                                                                                          manager in 2002. From
                                                                                          1997 to 1999, he was
                                                                                          an equity research
                                                                                          analyst at Salomon
                                                                                          Smith Barney.
----------------------------------------------------------------------------------------------------------------
 MFS Massachusetts Investors   MFS                           - John D. Laupheimer, Jr.    After joining MFS in
 Trust Portfolio                                               Senior Vice President and  1981 as a research
                                                               Portfolio Manager          analyst, Mr.
                                                                                          Laupheimer became
                                                                                          Assistant Vice
                                                                                          President in 1984,
                                                                                          Vice President in
                                                                                          1986, Portfolio
                                                                                          Manager in 1987,
                                                                                          Investment Officer in
                                                                                          1988, and Senior Vice
                                                                                          President in 1995.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 MFS Massachusetts Investors                                 - Brooks Taylor              Mr. Taylor is a
 Trust Portfolio (continued)                                   Vice President and         Portfolio Manager of
                                                               Portfolio Manager          the growth and income
                                                                                          and core portfolios of
                                                                                          MFS's mutual funds,
                                                                                          variable annuities,
                                                                                          and institutional
                                                                                          accounts. He joined
                                                                                          MFS in 1996.
----------------------------------------------------------------------------------------------------------------
 Putnam Growth: Voyager        Putnam                        - Brian O'Toole              Mr. O'Toole joined
 Portfolio                                                     Managing Director and      Putnam in 2002 and has
                                                               Chief Investment Officer   16 years of investment
                                                               of the Large Cap Growth    experience. He heads
                                                               Team                       the team managing
                                                                                          global and U.S.
                                                                                          large-cap growth
                                                                                          equity portfolios.
                                                                                          Prior to joining
                                                                                          Putnam, he was
                                                                                          Managing Director and
                                                                                          Head of U.S. Growth
                                                                                          Equities for Citigroup
                                                                                          Asset Management
                                                                                          (1998-2002) and Senior
                                                                                          Portfolio Manager at
                                                                                          The Northern Trust
                                                                                          Company (1994-1998).
                                                             - Eric M. Wetlaufer          Mr. Wetlaufer joined
                                                               Managing Director and      Putnam in 1997 and has
                                                               co-CIO of Specialty        16 years of investment
                                                               Growth                     experience. He
                                                                                          co-leads the teams
                                                                                          responsible for
                                                                                          managing mid-cap
                                                                                          growth equity
                                                                                          institutional
                                                                                          portfolios. Mr.
                                                                                          Wetlaufer holds the
                                                                                          Chartered Financial
                                                                                          Analyst designation.
                                                             - Tony H. Elavia,            Dr. Elavia joined
                                                               Managing Director of the   Putnam in 1999 and has
                                                               Large Cap Growth Team      14 years of investment
                                                                                          experience. His group
                                                                                          manages quantitative
                                                                                          portfolios and the
                                                                                          quantitative research
                                                                                          processes across
                                                                                          equity products. Prior
                                                                                          to joining Putnam, he
                                                                                          was President of TES
                                                                                          Partners (1998-1999)
                                                                                          and Executive Vice
                                                                                          President of Voyager
                                                                                          Asset Management
                                                                                          (1995-1998).
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Blue Chip Growth Portfolio    SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
                                                               Senior Vice President and  portfolio manager with
                                                               Portfolio Manager          SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 Real Estate Portfolio         Davis                         - Andrew A. Davis            Mr. Davis has been
                                                               Portfolio Manager          employed by Davis
                                                                                          since 1994 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, co-portfolio
                                                                                          manager and portfolio
                                                                                          manager.
                                                             - Chandler Spears            Mr. Spears joined
                                                               Portfolio Manager          Davis in 2000 as a
                                                                                          securities analyst.
                                                                                          Prior to his
                                                                                          employment at Davis,
                                                                                          he served as director
                                                                                          of investor relations
                                                                                          for Charles E. Smith
                                                                                          Residential Realty and
                                                                                          principal and director
                                                                                          of real estate
                                                                                          research of SNL
                                                                                          Securities, LC, both
                                                                                          in Virginia.
----------------------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth            MFS                           - Eric B. Fischman           Mr. Fischman joined
 Portfolio                                                     Portfolio Manager          MFS as a portfolio
                                                                                          manager in 2000. Prior
                                                                                          to joining MFS, Mr.
                                                                                          Fischman was an equity
                                                                                          research analyst for
                                                                                          State Street Research
                                                                                          from 1998 to 2000.
                                                             - David E. Sette-Ducati      Mr. Sette-Ducati
                                                               Senior Vice President and  joined MFS in 1995 as
                                                               Portfolio Manager          a research analyst. He
                                                                                          became an Investment
                                                                                          Officer in 1997, Vice
                                                                                          President in 1999,
                                                                                          portfolio manager in
                                                                                          February 2000 and
                                                                                          Senior Vice President
                                                                                          in March 2001.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio   SAAMCo                        - Donna M. Calder            Ms. Calder joined
                                                               Senior Vice President and  SAAMCo in 1998 as a
                                                               Portfolio Manager          Vice President and
                                                                                          portfolio manager and
                                                                                          was named Senior Vice
                                                                                          President in February
                                                                                          2001. Prior to joining
                                                                                          SAAMCo, she was the
                                                                                          founder and General
                                                                                          Partner of Manhattan
                                                                                          Capital Partners, L.P.
                                                                                          from 1991 to 1995.
----------------------------------------------------------------------------------------------------------------
 Growth Opportunities          SAAMCo                        - Brian P. Clifford          Mr. Clifford joined
 Portfolio                                                     Vice President and         SAAMCo in February
                                                               Portfolio Manager          1998 as a portfolio
                                                                                          manager and was named
                                                                                          Vice President in
                                                                                          October 1999. From
                                                                                          1995 until he joined
                                                                                          SAAMCo, Mr. Clifford
                                                                                          was a portfolio
                                                                                          manager with Morgan
                                                                                          Stanley Dean Witter.
----------------------------------------------------------------------------------------------------------------
 Marsico Growth Portfolio      Marsico                       - Thomas F. Marsico          Mr. Marsico formed
                                                               Chairman and Chief         Marsico in 1997. From
                                                               Executive Officer          1988 to 1997, he was
                                                                                          an Executive Vice
                                                                                          President and
                                                                                          Portfolio Manager at
                                                                                          Janus Capital
                                                                                          Corporation.
----------------------------------------------------------------------------------------------------------------
 Technology Portfolio          Van Kampen                    Large Cap Growth Team and    Mr. Umansky joined
                                                             Small Mid Cap Growth Team    MSIM Inc. as a
                                                             Current members include:     compliance analyst in
                                                             - Alexander L. Umansky       1994 and has been a
                                                               Executive Director and     Portfolio Manager
                                                               Portfolio Manager          since 1998. From 1996
                                                                                          to 1998 he was a
                                                                                          research analyst in
                                                                                          MSIM Inc.'s
                                                                                          Institutional Equity
                                                                                          Group focusing
                                                                                          primarily on
                                                                                          technology.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Small & Mid Cap Value         AllianceBernstein             - Day-to-day investment      Mr. Paul joined
 Portfolio                                                     management decisions for   Alliance in 1987 and
                                                               the Portfolio are made by  is currently a Senior
                                                               the Investment Policy      Vice President and
                                                               Group for Small- and       Chief Investment
                                                               Mid-Capitalization Value   Officer for Small- and
                                                               Equities                   Mid-Capitalization
                                                             - Joseph Gerard Paul is the  Value Equities and
                                                               Chief Investment Officer   Alliance's Advanced
                                                               for Small- and             Value Fund, a
                                                               Mid-Capitalization Value   long-biased hedge
                                                               Equities                   fund. Prior to his
                                                                                          involvement with these
                                                                                          funds, Mr. Paul was a
                                                                                          research analyst
                                                                                          covering the
                                                                                          automobile industry
                                                                                          and was named to the
                                                                                          Institutional Investor
                                                                                          All-America Research
                                                                                          Team every year from
                                                                                          1991 through 1996.
----------------------------------------------------------------------------------------------------------------
 International Growth and      Putnam                        - George W. Stairs           Mr. Stairs joined
 Income Portfolio                                              CFA, Senior Vice           Putnam in 1994 and has
                                                               President and Senior       16 years of investment
                                                               Portfolio Manager          experience. He is
                                                                                          responsible for Asia
                                                                                          Pacific core equity,
                                                                                          international core
                                                                                          equity, and
                                                                                          international value
                                                                                          equity portfolios and
                                                                                          is a member of the
                                                                                          teams that manage
                                                                                          Putnam International
                                                                                          Growth Fund and Putnam
                                                                                          International Growth
                                                                                          and Income Fund.
                                                             - Pamela R. Holding          Ms. Holding joined
                                                               CFA, Managing Director     Putnam in 1995 and has
                                                               and Senior Portfolio       15 years of investment
                                                               Manager                    industry experience.
                                                                                          She is part of the
                                                                                          team that manages
                                                                                          Putnam International
                                                                                          Growth and Income Fund
                                                                                          and Putnam Global
                                                                                          Growth and Income
                                                                                          Fund.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio     Alliance                      - Stephen Beinhacker         Mr. Beinhacker joined
                                                               Portfolio Manager,         the company in 1992 as
                                                               Director and Senior Vice   Director of
                                                               President                  International
                                                                                          Quantitative Stock
                                                                                          Analysis and portfolio
                                                                                          manager. He was
                                                                                          promoted to Senior
                                                                                          Vice President in
                                                                                          1998.
----------------------------------------------------------------------------------------------------------------
 International Diversified     Van Kampen                    International Allocation
 Equities Portfolio                                          Team
                                                             Current members include:
                                                             - Ann Thivierge              Ms. Thivierge joined
                                                               Managing Director and      MSIM Inc. in 1986 and
                                                               Portfolio Manager          is currently a
                                                                                          Managing Director.
----------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio    Putnam                        - Carmel Peters,             Ms. Peters joined
                                                               Senior Vice President and  Putnam in 1997 and has
                                                               Senior Portfolio Manager   23 years of investment
                                                               of the International Core  experience.
                                                               Team
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Foreign Value Portfolio       Templeton                     - Antonio T. Docal, CFA      Mr. Docal joined
                                                               Vice President, Portfolio  Templeton in 2001 and
                                                               Management/ Research       is currently Vice
                                                                                          President, Portfolio
                                                                                          Manager and Research
                                                                                          Analyst. Prior to
                                                                                          joining Templeton, Mr.
                                                                                          Docal was Vice
                                                                                          President and Director
                                                                                          at Evergreen Funds in
                                                                                          Boston, Massachusetts.
                                                                                          Prior to that
                                                                                          position, he was
                                                                                          principal and
                                                                                          co-founder of Docal
                                                                                          Associates, Inc., an
                                                                                          import/export and
                                                                                          marketing consultant
                                                                                          firm in Connecticut.
                                                                                          Prior to that he was
                                                                                          an Assistant Treasurer
                                                                                          in the Mergers and
                                                                                          Acquisitions
                                                                                          Department of J.P.
                                                                                          Morgan. He holds the
                                                                                          Chartered Financial
                                                                                          Analyst designation.
----------------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS*
--------------------------------------------------------------------------------
The following Financial Highlights tables for Class 2 (formerly Class B) shares of each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio Class 2 share. The total returns in each table represent the rate that an investor would have earned on an investment in a Class 2 share of the Portfolio (assuming reinvestment of all dividends and distributions). Financial Highlight information for Class 2 shares of each Portfolio began July 9, 2001, and is reflected below. Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                                                                         DIVIDENDS     DIVIDENDS     NET                   NET
                  NET ASSET      NET        NET REALIZED                  DECLARED     FROM NET     ASSET                ASSETS
                    VALUE     INVESTMENT    & UNREALIZED    TOTAL FROM    FROM NET     REALIZED     VALUE                END OF
        PERIOD    BEGINNING     INCOME     GAIN (LOSS) ON   INVESTMENT   INVESTMENT     GAIN ON     END OF     TOTAL     PERIOD
        ENDED     OF PERIOD    (LOSS)**     INVESTMENTS     OPERATIONS     INCOME     INVESTMENTS   PERIOD   RETURN***   (000S)
      --------------------------------------------------------------------------------------------------------------------------
                                                  Cash Management Portfolio Class 2
      7/9/01@-
      1/31/02      $11.34       $0.12          $0.03          $0.15        $(0.44)      $   --      $11.05     1.34%     $22,093
      1/31/03       11.05        0.12           0.01           0.13         (0.36)          --       10.82     1.22       82,513

                                                   Corporate Bond Portfolio Class 2

      7/9/01@-
      1/31/02       11.37        0.43             --           0.43         (0.63)          --       11.17     3.84       10,530
      1/31/03       11.17        0.73           0.03           0.76         (0.70)          --       11.23     6.99       40,274

                                                    Global Bond Portfolio Class 2

      7/9/01@-
      1/31/02       11.41        0.21           0.04           0.25         (1.03)          --       10.63     2.17        2,873
      1/31/03       10.63        0.38           0.27           0.65         (0.17)       (0.15)      10.96     6.18       10,931

                                   RATIO OF
                   RATIO OF          NET
                   EXPENSES       INVESTMENT
                      TO          INCOME TO
        PERIOD     AVERAGE         AVERAGE        PORTFOLIO
        ENDED     NET ASSETS      NET ASSETS      TURNOVER
      ----------  -----------------------------------------
                      Cash Management Portfolio Class 2
      7/9/01@-
      1/31/02        0.68%+          1.75%+           --%
      1/31/03        0.67            1.13             --
                      Corporate Bond Portfolio Class 2
      7/9/01@-
      1/31/02        0.82+           7.05+            83
      1/31/03        0.80            6.87             45
                        Global Bond Portfolio Class 2
      7/9/01@-
      1/31/02        0.97+           3.46+           193
      1/31/03        0.94            3.70             66

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     +  Annualized.
     @  Inception of class.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL     PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000S)
      ---------------------------------------------------------------------------------------------------------------------------
                                                   High-Yield Bond Portfolio Class 2

      7/9/01@-
      1/31/02      $ 8.48      $0.43         $(0.80)        $(0.37)       $(1.11)        $   --      $ 7.00     (3.92)%   $ 4,785
      1/31/03        7.00       0.57          (0.92)         (0.35)        (0.98)            --        5.67     (3.87)     18,881

                                                Worldwide High Income Portfolio Class 2

      7/9/01@-
      1/31/02        8.92       0.45          (0.55)         (0.10)        (1.17)            --        7.65     (0.25)      1,028
      1/31/03        7.65       0.62          (0.70)         (0.08)        (1.05)            --        6.52      0.10       3,247

                                                 SunAmerica Balanced Portfolio Class 2

      7/9/01@-
      1/31/02       15.65       0.13          (0.96)         (0.83)        (0.33)         (0.48)      14.01     (5.26)      6,094
      1/31/03       14.01       0.21          (2.31)         (2.10)        (0.33)            --       11.58    (15.04)     19,712

                                RATIO OF NET
                                 INVESTMENT
                   RATIO OF      INCOME TO
                  EXPENSES TO     AVERAGE
        PERIOD    AVERAGE NET       NET        PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    High-Yield Bond Portfolio Class 2
      7/9/01@-
      1/31/02        0.88%+        11.22%+       148%
      1/31/03        0.91          10.15          121
                  Worldwide High Income Portfolio Class
                                     2
      7/9/01@-
      1/31/02        1.27+(1)      10.53+(1)      139
      1/31/03        1.29           9.44          103
                  SunAmerica Balanced Portfolio Class 2
      7/9/01@-
      1/31/02       0.82+           1.63+         322
      1/31/03        0.82           1.72          611

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     +  Annualized.
     @  Inception of class.
   (1)  Gross of custody credits of 0.01%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                    NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000'S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   MFS Total Return Portfolio Class 2

      7/9/01@-
      1/31/02      $16.17      $0.20         $(0.16)        $ 0.04        $(0.31)        $(0.52)     $15.38       0.39%    $20,010
      1/31/03       15.38       0.36          (1.31)         (0.95)        (0.28)         (0.18)      13.97      (6.12)     92,257

                                                   Asset Allocation Portfolio Class 2

      7/9/01@-
      1/31/02       13.70       0.23          (0.34)         (0.11)        (0.45)         (0.31)      12.83      (0.67)      2,233
      1/31/03       12.83       0.36          (1.26)         (0.90)        (0.45)            --       11.48      (6.87)     12,931

                                                   Telecom Utility Portfolio Class 2

      7/9/01@-
      1/31/02       11.97       0.32          (1.91)         (1.59)        (0.37)            --       10.01     (13.56)      1,421
      1/31/03       10.01       0.38          (2.69)         (2.31)        (0.86)            --        6.84     (22.99)      3,466

                                                    Growth-Income Portfolio Class 2

      7/9/01-@
      1/31/02       25.28       0.05          (2.15)         (2.10)        (0.18)         (1.26)      21.74      (8.11)     14,959
      1/31/03       21.74       0.12          (4.85)         (4.73)        (0.15)            --       16.86     (21.75)     35,928

                                RATIO OF NET
                   RATIO OF      INVESTMENT
                  EXPENSES TO    INCOME TO
        PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    MFS Total Return Portfolio Class 2
      7/9/01@-
      1/31/02        0.88%+         2.39%+       105%
      1/31/03        0.87(2)        2.62(2)        68
                    Asset Allocation Portfolio Class 2
      7/9/01@-
      1/31/02        0.83+          3.07+         140
      1/31/03        0.79           3.23           28
                    Telecom Utility Portfolio Class 2
      7/9/01@-
      1/31/02        1.01+(1)       5.16+(1)      102
      1/31/03        1.12(2)        4.90(2)       123
                     Growth-Income Portfolio Class 2
      7/9/01-@
      1/31/02        0.74+          0.44+          56
      1/31/03        0.74(2)        0.64(2)        45

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     +  Annualized.
     @  Inception of class.
   (1)  Gross of custody credits of 0.01%.
   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for MFS Total Return Portfolio would have been lower by 0.01% for Class 2. The ratio of expenses to average net assets for Telecom Utility Portfolio would have been lower by 0.08% for Class 2. The ratio of expenses to average net assets for Growth-Income Portfolio would have been lower by 0.01% for Class 2.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL     PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000S)
      ---------------------------------------------------------------------------------------------------------------------------
                                             Federated American Leaders Portfolio Class 2

      7/9/01@-
      1/31/02      $16.11      $0.07         $(0.75)        $(0.68)       $(0.20)        $(0.39)     $14.84     (4.07)%   $ 6,864
      1/31/03       14.84       0.16          (3.28)         (3.12)        (0.13)           --        11.59    (20.98)     16,432

                                                 Davis Venture Value Portfolio Class 2

      7/9/01@-
      1/31/02       26.21       0.05          (1.57)         (1.52)        (0.12)         (4.00)      20.57     (5.48)     33,826
      1/31/03       20.57       0.12          (3.39)         (3.27)        (0.10)           --        17.20    (15.88)     95,566

                                                "Dogs" of Wall Street Portfolio Class 2

      7/9/01@-
      1/31/02        9.15       0.09           0.34           0.43         (0.20)           --         9.38      4.79       3,049
      1/31/03        9.38       0.19          (1.43)         (1.24)        (0.16)           --         7.98    (13.26)     10,735

                                RATIO OF NET
                   RATIO OF      INVESTMENT
                  EXPENSES TO    INCOME TO
        PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                   Federated American Leaders Portfolio
                                 Class 2
      7/9/01@-
      1/31/02        0.91%+         0.92%+        33%
      1/31/03        0.92(2)        1.30(2)       32
                  Davis Venture Value Portfolio Class 2
      7/9/01@-
      1/31/02        0.92+          0.43+         30
      1/31/03        0.90           0.69          17
                  "Dogs" of Wall Street Portfolio Class
                                     2
      7/9/01@-
      1/31/02        0.86+(1)       1.78+(1)      35
      1/31/03        0.84(1)        2.29(1)       67

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     +  Annualized.
     @  Inception of class.
   (1) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                                            NET INVESTMENT
                                                                            EXPENSES         INCOME (LOSS)
                                                                         ---------------    ---------------
                                                                         1/02       1/03    1/02       1/03
                                                                         ---------------    ---------------
      "Dogs" of Wall Street Class 2...............................       0.86%+     0.84%   1.78%+     2.29%

   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Federated American Leaders Portfolio would have been lower by 0.02% for Class 2.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL     PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      --------------------------------------------------------------------------------------------------------------------------
                                                  Alliance Growth Portfolio Class 2

      7/9/01@
      1/31/02     $22.75      $(0.01)       $(1.12)        $(1.13)       $   --         $(2.22)     $19.40      (4.67)%  $20,918
      1/31/03      19.40        0.01         (5.86)         (5.85)        (0.03)            --       13.52     (30.17)    42,038

                                               Goldman Sachs Research Portfolio Class 2

      7/9/01@
      1/31/02       8.11       (0.03)        (1.30)         (1.33)           --             --        6.78     (16.40)     2,049
      1/31/03       6.78       (0.02)        (1.65)         (1.67)           --             --        5.11     (24.63)     4,085

                                         MFS Massachusetts Investors Trust Portfolio Class 2

      7/9/01@
      1/31/02      12.10        0.02         (0.71)         (0.69)        (0.07)         (0.54)      10.80      (5.67)     5,674
      1/31/03      10.80        0.06         (2.44)         (2.38)        (0.07)            --        8.35     (22.04)    17,154

                                 RATIO OF NET
                  RATIO OF        INVESTMENT
                 EXPENSES TO   INCOME(LOSS) TO
       PERIOD    AVERAGE NET     AVERAGE NET      PORTFOLIO
        ENDED      ASSETS           ASSETS        TURNOVER
      ---------  ------------------------------------------
                     Alliance Growth Portfolio Class 2
      7/9/01@
      1/31/02       0.81%+          (0.10)%+          86%
      1/31/03       0.80(2)          0.07(2)          51
                  Goldman Sachs Research Portfolio Class 2
      7/9/01@
      1/31/02       1.50+(1)        (0.75)+(1)       144
      1/31/03       1.50(1)     (0.37)(1)            198
                     MFS Massachusetts Investors Trust
                              Portfolio Class 2
      7/9/01@
      1/31/02       0.93+            0.37+            82
      1/31/03       0.92(2)          0.62(2)          65

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     +  Annualized.
     @  Inception of class.
   (1) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                                           NET INVESTMENT
                                                                          EXPENSES          INCOME (LOSS)
                                                                      ----------------    -----------------
                                                                      1/02       1/03     1/02        1/03
                                                                      ----------------    -----------------
      Goldman Sachs Research Class 2..............................    1.70%+     1.58%    (0.94)%+    (0.44)%

   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Alliance Growth Portfolio would have been lower by 0.01% for Class 2. The ratio of expenses to average net assets for MFS Massachusetts Investors Trust Portfolio would have been
        0.02% for Class 2.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------------------
                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL     PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000S)
      ---------------------------------------------------------------------------------------------------------------------------
                                               Putnam Growth: Voyager Portfolio Class 2

      7/9/01@-
      1/31/02      $17.41      $  --         $(1.94)        $(1.94)       $   --         $(0.59)     $14.88    (11.09)%   $ 3,960
      1/31/03       14.88       0.01          (3.86)         (3.85)        (0.01)            --       11.02    (25.87)      8,977

                                                  Blue Chip Growth Portfolio Class 2

      7/9/01@-
      1/31/02        7.31         --          (0.69)         (0.69)           --             --        6.62     (9.41)      2,624
      1/31/03        6.62       0.00          (1.85)         (1.85)        (0.01)            --        4.76    (27.93)      7,681

                                                     Real Estate Portfolio Class 2

      7/9/01@-
      1/31/02       11.04       0.37          (0.30)          0.07         (0.32)            --       10.79      0.78       1,726
      1/31/03       10.79       0.54          (0.19)          0.35         (0.27)            --       10.87      3.24      10,974

      ----------  ------------------------------------------
                                  RATIO OF NET
                   RATIO OF        INVESTMENT
                  EXPENSES TO   INCOME (LOSS) TO
        PERIOD    AVERAGE NET     AVERAGE NET      PORTFOLIO
        ENDED       ASSETS           ASSETS        TURNOVER
      ----------  ------------------------------------------
                   Putnam Growth: Voyager Portfolio Class 2
      7/9/01@-
      1/31/02        0.99%+          (0.05)%+          94%
      1/31/03        1.01(2)          0.09(2)         120
                      Blue Chip Growth Portfolio Class 2
      7/9/01@-
      1/31/02        1.00+(1)        (0.01)+(1)       125
      1/31/03        1.00(1)          0.08(1)         103
                        Real Estate Portfolio Class 2
      7/9/01@-
      1/31/02        1.07+            6.30+            62
      1/31/03        1.03             5.10             52

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     +  Annualized.
     @  Inception of class
   (1) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                                             NET INVESTMENT
                                                                            EXPENSES          INCOME (LOSS)
                                                                         ---------------    -----------------
                                                                         1/02       1/03    1/02        1/03
                                                                         ---------------    -----------------
      Blue Chip Growth Class 2....................................       1.25%+     1.06%   (0.26)%+     0.02%

   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Putnam Growth: Voyager Portfolio would have been lower by 0.02% for Class 2.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL     PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      --------------------------------------------------------------------------------------------------------------------------
                                                 MFS Mid-Cap Growth Portfolio Class 2

      7/9/01@
      1/31/02     $15.37      $(0.04)       $(2.96)        $(3.00)       $   --         $(2.38)     $9.99      (19.67)%  $11,418
      1/31/03       9.99       (0.03)        (4.16)         (4.19)           --             --       5.80      (41.94)    25,369

                                                 Aggressive Growth Portfolio Class 2

      7/9/01@
      1/31/02      14.39       (0.02)        (2.39)         (2.41)        (0.05)         (3.09)      8.84      (15.94)     2,905
      1/31/03       8.84       (0.03)        (2.12)         (2.15)        (0.02)(3)         --       6.67      (24.37)     6,878

                                 RATIO OF NET
                  RATIO OF        INVESTMENT
                 EXPENSES TO   INCOME (LOSS) TO
       PERIOD    AVERAGE NET     AVERAGE NET      PORTFOLIO
        ENDED      ASSETS           ASSETS        TURNOVER
      ---------  ------------------------------------------
                    MFS Mid-Cap Growth Portfolio Class 2
      7/9/01@
      1/31/02        0.98%+(1)      (0.61)%+(1)       96%
      1/31/03        1.00(1)(2)      (0.55)(1)(2)    164
                    Aggressive Growth Portfolio Class 2
      7/9/01@
      1/31/02        0.92+          (0.32)+          229
      1/31/03        0.92           (0.38)           150

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     +  Annualized.
     @  Inception of class.
   (1) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                                           NET INVESTMENT
                                                                          EXPENSES          INCOME (LOSS)
                                                                      ----------------    -----------------
                                                                       1/02      1/03     1/02        1/03
                                                                      ----------------    -----------------
      MFS Mid-Cap Growth Class 2..................................     0.95%+    1.00%    (0.61)%+    (0.52)%

   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for MFS Mid-Cap Growth Portfolio would have been lower by 0.03% for Class 2.
   (3) Includes a tax return of capital of less than $0.01 per share.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL     PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000S)
      ---------------------------------------------------------------------------------------------------------------------------
                                                Growth Opportunities Portfolio Class 2
      7/9/01@-
      1/31/02       $6.32      $(0.02)       $(0.46)        $(0.48)       $   --         $   --      $5.84       (7.58)%  $ 1,463
      1/31/03        5.84       (0.03)        (2.32)         (2.35)           --             --       3.49      (40.24)     3,260
                                                   Marsico Growth Portfolio Class 2
      7/9/01@-
      1/31/02        8.90       (0.02)        (0.07)         (0.09)           --          (0.02)      8.79       (0.97)     4,019
      1/31/03        8.79       (0.02)        (1.27)         (1.29)           --             --       7.50      (14.68)    17,930
                                                     Technology Portfolio Class 2
      7/9/01@-
      1/31/02        4.04       (0.03)        (0.59)         (0.62)           --             --       3.42      (15.35)     2,312
      1/31/03
                     3.42       (0.03)        (1.60)         (1.63)           --             --       1.79      (47.66)     4,272
                                                Small & Mid Cap Value Portfolio Class 2
      8/1/02@-
      1/31/03       10.00        0.02         (0.16)         (0.14)        (0.00)            --       9.86       (1.34)     5,375

                                  RATIO OF NET
                   RATIO OF        INVESTMENT
                  EXPENSES TO   INCOME (LOSS) TO
        PERIOD    AVERAGE NET     AVERAGE NET      PORTFOLIO
        ENDED       ASSETS           ASSETS        TURNOVER
      ----------  ------------------------------------------
                    Growth Opportunities Portfolio Class 2
      7/9/01@-
      1/31/02         1.15%+(2)      (0.50)%+(2)      329%
      1/31/03         1.15(2)        (0.77)(2)        243
                       Marsico Growth Portfolio Class 2
      7/9/01@-
      1/31/02         1.15+(1)(2)      (0.37)+(1)(2)    128
      1/31/03         1.15(2)        (0.31)(2)        124
                         Technology Portfolio Class 2
      7/9/01@-
      1/31/02         1.60+          (1.46)+          109
      1/31/03                        (1.51)(
                      1.66(3)             3)          135
                   Small & Mid Cap Value Portfolio Class 2
      8/1/02@-                        0.53+(
      1/31/03         1.65+(2)            2)            7

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     +  Annualized.
     @  Inception of class.
   (1) The ratios reflect an expense cap of 1.15% for Class 2 which is net of custody credits (0.01%) or waiver/reimbursements if applicable.
   (2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                                          NET INVESTMENT
                                                                         EXPENSES          INCOME (LOSS)
                                                                      ---------------    -----------------
                                                                      1/02      1/03     1/02        1/03
                                                                      ---------------    -----------------
      Growth Opportunities Class 2................................    1.31%+    1.21%    (0.66)%+    (0.83)%
      Marsico Growth Class 2......................................    1.73(4)+  1.18     (0.96)+(4)  (0.34)
      Small & Mid Cap Value Class 2...............................      --      4.54+       --       (2.35)+

   (3) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Technology Portfolio would have been lower by 0.03% for Class 2.
   (4)  Gross of custody credits of 0.01%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL     PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000S)
      ---------------------------------------------------------------------------------------------------------------------------
                                           International Growth and Income Portfolio Class 2
      7/9/01@-
      1/31/02      $10.48      $(0.02)       $(0.88)        $(0.90)       $(0.03)        $(0.45)     $9.10       (8.63)%  $ 4,964
      1/31/03        9.10        0.03         (1.92)         (1.89)        (0.04)            --       7.17      (20.78)    15,437
                                                   Global Equities Portfolio Class 2
      7/9/01@-
      1/31/02       13.81       (0.02)        (1.15)         (1.17)        (0.01)         (2.15)     10.48       (8.38)     3,562
      1/31/03       10.48          --         (2.63)         (2.63)           --             --       7.85      (25.10)     9,083
                                         International Diversified Equities Portfolio Class 2
      7/9/01@-
      1/31/02        8.97       (0.02)        (1.08)         (1.10)           --          (0.65)      7.22      (12.87)     5,381
      1/31/03        7.22        0.03         (2.09)         (2.06)           --             --       5.16      (28.43)     8,619

                                  RATIO OF NET
                   RATIO OF        INVESTMENT
                  EXPENSES TO   INCOME (LOSS) TO
        PERIOD    AVERAGE NET     AVERAGE NET      PORTFOLIO
        ENDED       ASSETS           ASSETS        TURNOVER
      ----------  ------------------------------------------
                  International Growth and Income Portfolio
                                   Class 2
      7/9/01@-
      1/31/02         1.37%+         (0.45)%+         148%
      1/31/03         1.40            0.44            264
                      Global Equities Portfolio Class 2
      7/9/01@-
      1/31/02         1.05+          (0.33)+           75
      1/31/03         1.08(1)         0.00(1)          71
                      International Diversified Equities
                               Portfolio Class 2
      7/9/01@-
      1/31/02         1.42+          (0.58)+           29
      1/31/03         1.33            0.53             48

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     +  Annualized.
     @  Inception of class.
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower by 0.01% for Class 2.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL     PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ---------------------------------------------------------------------------------------------------------------------------
                                                  Emerging Markets Portfolio Class 2

      7/9/01@-
      1/31/02      $ 6.62      $(0.02)       $ 0.29         $ 0.27        $(0.02)        $(0.08)     $6.79       4.38%    $  717
      01/31/03       6.79          --         (0.73)         (0.73)        (0.01)(3)         --       6.05     (10.71)     3,164

                                                    Foreign Value Portfolio Class 2

      8/1/02@-
      1/31/03       10.00       (0.03)        (0.83)         (0.86)        (0.03)(2)         --       9.11      (8.57)     5,888

                                RATIO OF NET
                                 INVESTMENT
                   RATIO OF        INCOME
                  EXPENSES TO    (LOSS) TO
                    AVERAGE       AVERAGE
        PERIOD        NET           NET        PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    Emerging Markets Portfolio Class 2
      7/9/01@-
      1/31/02        1.70%+(1)     (0.56)%+(1)    113%
      01/31/03       1.74(1)        0.05(1)       118
                     Foreign Value Portfolio Class 2
      8/1/02@-
      1/31/03        1.95+(1)      (0.63)+(1)       1

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     +  Annualized.
     @  Inception of class.
   (1) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                                         NET INVESTMENT
                                                                         EXPENSES        INCOME (LOSS)
                                                                      ---------------   ----------------
                                                                       1/02     1/03     1/02      1/03
                                                                      ---------------   ----------------
       Emerging Markets Class 2....................................     1.70%+  1.74%    (0.56)%+   0.05%
       Foreign Value Class 2.......................................             4.72+              (3.40)+

   (2)  Includes a tax return of capital of $0.03 per share.
   (3) Includes a tax return of capital of less than $0.01 per share.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2003
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST
                       (CLASS 2 SHARES, FORMERLY CLASS B)

               --    Davis Venture Value Portfolio
               --    Alliance Growth Portfolio
               --    MFS Mid-Cap Growth Portfolio
               --    Technology Portfolio
               --    Global Equities Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

EXPENSE SUMMARY.............................................     12

ACCOUNT INFORMATION.........................................     14

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     16

  Investment Strategies.....................................     16

GLOSSARY....................................................     18

  Investment Terminology....................................     18

  Risk Terminology..........................................     20

MANAGEMENT..................................................     22

  Information about the Investment Adviser and Manager......     22

  Information about the Subadvisers.........................     22

  Information about the Distributor.........................     23

  Portfolio Management......................................     23

  Custodian, Transfer and Dividend Paying Agent.............     25

FINANCIAL HIGHLIGHTS........................................     26

FOR MORE INFORMATION........................................     27

--------------------------------------------------------------------------------






                 TRUST HIGHLIGHTS


--------------------------------------------------------------------------------




      The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the "Trust") and to provide you with information about five of the Trust's separate investment series ("Portfolios") and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begins on page 16, and the glossary that follows on page 18.



                        Q&A







       "NET ASSETS" as referred to under "Principal Investment Strategy" takes into account borrowings for investment purposes.



       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.



       A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.



       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.



       MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

Q:   WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
     STRATEGIES?

A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. A Portfolio's investment goal may be changed without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Davis Venture Value     growth of capital           invests primarily in common stocks
    Portfolio                                           of companies with market
                                                        capitalizations of at least $5
                                                        billion
  ----------------------------------------------------------------------------------------------
    Alliance Growth         long-term growth of         invests primarily in equity
    Portfolio               capital                     securities of a limited number of
                                                        large, carefully selected, high
                                                        quality U.S. companies that are
                                                        judged likely to achieve superior
                                                        earnings
  ----------------------------------------------------------------------------------------------
    MFS Mid-Cap Growth      long-term growth of         invests, under normal
    Portfolio               capital                     circumstances, at least 80% of net
                                                        assets in equity securities of
                                                        medium-sized companies that its
                                                        Subadviser believes have
                                                        above-average growth potential
  ----------------------------------------------------------------------------------------------
    Technology Portfolio    long-term capital           invests, under normal
                            appreciation                circumstances, at least 80% of net
                                                        assets in equity securities that
                                                        demonstrate the potential for
                                                        capital appreciation, issued by
                                                        companies the Subadviser believes
                                                        are positioned to benefit from
                                                        involvement in technology and
                                                        technology-related industries
                                                        worldwide
  ----------------------------------------------------------------------------------------------
    Global Equities         long-term growth of         invests primarily in common stocks
    Portfolio               capital                     or securities with common stock
                                                        characteristics of U.S. and foreign
                                                        issuers that demonstrate the
                                                        potential for appreciation and
                                                        engages in transactions in foreign
                                                        currencies; under normal
                                                        circumstances, at least 80% of net
                                                        assets of the Portfolio will be
                                                        invested in equity securities
  ----------------------------------------------------------------------------------------------

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts on page 17 describe various additional risks.

    Risks of Investing in Equity Securities

    The DAVIS VENTURE VALUE, ALLIANCE GROWTH, MFS MID-CAP GROWTH, TECHNOLOGY and GLOBAL EQUITIES PORTFOLIOS invest primarily in equity securities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Growth Stocks

    Growth stocks are historically volatile, which will particularly affect the ALLIANCE GROWTH, MFS MID-CAP GROWTH and TECHNOLOGY PORTFOLIOS.

    Risks of Value Investing

    The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect, will particularly affect the DAVIS VENTURE VALUE PORTFOLIO.

    Risks of Investing Internationally

    All of the Portfolios may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios and are primary risks of the GLOBAL EQUITIES PORTFOLIO.

    Risks of Investing in Emerging Market Countries

    The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. The GLOBAL EQUITIES PORTFOLIO may also invest in emerging market countries.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the ALLIANCE GROWTH and TECHNOLOGY PORTFOLIOS.

    Risks of Investing in "Non-Diversified" Portfolios

    The MFS MID-CAP GROWTH PORTFOLIO is organized as a "non-diversified" Portfolio. A non-diversified Portfolio can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, the Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies. This will particularly affect the TECHNOLOGY PORTFOLIO.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

--------------------------------------------------------------------------------

                         DAVIS VENTURE VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*
                                  (BAR CHART)

                                                               DAVIS VENTURE VALUE PORTFOLIO
                                                                          CLASS 2
                                                               ------------------
2002                                                                       -16.86

During the period shown in the bar chart, the highest return for a quarter was 7.13% (quarter ended 12/31/02) and the lowest return for a quarter was -13.17% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -4.72%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 Davis Venture Value Portfolio Class 2                         -16.86%       -13.09%
--------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%       -17.60%
--------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*
                                  (BAR CHART)

                                                             ALLIANCE GROWTH PORTFOLIO CLASS 2
                                                             ---------------------------------
2002                                                                      -31.39

During the period shown in the bar chart, the highest return for a quarter was 0.65% (quarter ended 12/31/02) and the lowest return for a quarter was -16.34% (quarter ended 06/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.86%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 Alliance Growth Portfolio Class 2                             -31.39%       -22.31%
--------------------------------------------------------------------------------------
 Russell 1000 Growth Index(2)                                  -27.88%       -22.03%
--------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 2 shares of the Portfolio is July 9, 2001.

(2) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                          MFS MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                  (BAR CHART)

                                                                MFS MID-CAP GROWTH PORTFOLIO
                                                                          CLASS 2
                                                                -----------------
2002                                                                       -47.21

During the period shown in the bar chart, the highest return for a quarter was 7.24% (quarter ended 12/31/02) and the lowest return for a quarter was -34.49% (quarter ended 06/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.17%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 MFS Mid-Cap Growth Portfolio Class 2                         -47.21%       -40.37%
--------------------------------------------------------------------------------------
 Russell 2000(R) Index(2)                                     -20.48%       -13.54%
--------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The inception return for the comparative index is as of the inception date month end.

(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------

                              TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                  (BAR CHART)

                                                                     TECHNOLOGY PORTFOLIO CLASS 2
                                                                     ----------------------------
2002                                                                            -49.29

During the period shown in the bar chart, the highest return for a quarter was 20.95% (quarter ended 12/31/02) and the lowest return for a quarter was -33.86% (quarter ended 06/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 0.56%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Technology Portfolio Class 2                                  -49.29%        -42.26%
---------------------------------------------------------------------------------------
 Nasdaq Composite Index(2)                                     -31.53%        -24.57%
---------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The since inception return for the comparative index is as of the inception date month end.

(2) The Nasdaq Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks on The Nasdaq Stock Market.

--------------------------------------------------------------------------------

                           GLOBAL EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*
                                  (BAR CHART)

                                                                   GLOBAL EQUITIES PORTFOLIO CLASS 2
                                                                   ---------------------------------
2002                                                                            -26.99

During the period shown in the bar chart, the highest return for a quarter was 7.64% (quarter ended 12/31/02) and the lowest return for a quarter was -20.69% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -4.04%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 Global Equities Portfolio Class 2                             -26.99%       -20.31%
--------------------------------------------------------------------------------------
 MSCI World Index(2)                                           -19.89%       -16.57%
--------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) World Index measures the performance of companies representative of the market structure of 23 developed market countries in North America, Europe and Asia/Pacific regions.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on Class 2 shares if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                               DAVIS VENTURE                              MFS MID-CAP
                                                                   VALUE           ALLIANCE GROWTH           GROWTH
                                                                 PORTFOLIO           PORTFOLIO(1)         PORTFOLIO(1)
                                                              ----------------     ----------------     ----------------
                                                                  CLASS 2              CLASS 2              CLASS 2
                                                              ----------------     ----------------     ----------------
Management Fees                                                    0.71%                0.61%                0.75%
Distribution and/or Service (12b-1) Fees                           0.15%                0.16%                0.18%
Other Expenses                                                     0.04%                0.03%                0.07%
Total Annual Portfolio Operating Expenses                          0.90%                0.80%                1.00%

                                                                 TECHNOLOGY        GLOBAL EQUITIES
                                                                PORTFOLIO(1)         PORTFOLIO(1)
                                                              ----------------     ----------------
                                                                  CLASS 2              CLASS 2
                                                              ----------------     ----------------
Management Fees                                                    1.20%                0.76%
Distribution and/or Service (12b-1) Fees                           0.18%                0.16%
Other Expenses                                                     0.28%                0.16%
Total Annual Portfolio Operating Expenses                          1.66%                1.08%

---------------

(1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's distribution fees have been reduced. "Distribution and/or Service (12b-1) Fees" does not take into account this expense reduction and are therefore higher than the actual "Distribution and/or Service (12b-1) Fees" of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" for Class 2 would have been as follows:

                                                  CLASS 2
                                                  -------
    Alliance Growth Portfolio                      0.79%
    MFS Mid-Cap Growth Portfolio                   0.97%
    Technology Portfolio                           1.63%
    Global Equities Portfolio                      1.07%

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the gross expenses shown in the fee table, your costs would be:

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Davis Venture Value Portfolio.............................   $ 92     $287      $498      $1,108
Alliance Growth Portfolio*................................     82      255       444         990
MFS Mid-Cap Growth Portfolio*.............................    102      318       552       1,225
Technology Portfolio*.....................................    169      523       902       1,965
Global Equities Portfolio*................................    110      343       595       1,317

  * The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from directed brokerage arrangements. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time. The following are your costs after these fee waivers and/or expense reimbursements and expense reductions.

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Alliance Growth Portfolio.................................   $ 81     $252      $439      $  978
MFS Mid-Cap Growth Portfolio..............................     99      309       536       1,190
Technology Portfolio......................................    166      514       887       1,933
Global Equities Portfolio.................................    109      340       590       1,306

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Class 2 shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("SAAMCo"), the Trust's investment adviser and manager. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. Class 2 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class 1 and 3 shares are offered through a separate prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

DISTRIBUTION AND SERVICE (12B-1) PLAN

Class 2 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.15% of the average daily net assets of such Class 2 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 2 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolios' Class 2 shares. Because these fees are paid out of each Portfolio's Class 2 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class 2 shares of each Portfolio are also subject to distribution fees pursuant to a Rule 12b-1 plan. Each Portfolio may participate in directed brokerage programs whereby a portion of the brokerage commissions generated by a Portfolio will be used to make payments to AIG SunAmerica Capital Services, Inc. (the "Distributor"). The Distributor will use the money to pay for expenses designed to promote the sale of Class 2 shares of each Portfolio. Such payments to the Distributor will not exceed an annual rate of 0.75% of the average daily net assets of Class 2 shares of each Portfolio. Because these distribution fees are paid for out of directed brokerage, these fees will not increase the cost of your investment or affect your return.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. Securities for which quotations are not readily available or if a development/event occurs that may significantly impact the value of the securities then these securities are fair valued as determined pursuant to procedures adopted in good faith under the direction of the Trust's Trustees.

Because Class 2 shares are subject to service fees, while Class 1 shares are not, the net asset value per share of the Class 2 shares will generally be lower than the net asset value per share of the Class 1 shares of each Portfolio.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 2 shares are subject to service and distribution fees pursuant to a 12b-1 plan.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENT. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

The per share dividends on Class 2 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 2 shares are subject to service fees, while Class 1 shares are not.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.


----------------------------------------------------------------------------------------------------------------------
                                                                MFS MID-CAP
                    DAVIS VENTURE VALUE   ALLIANCE GROWTH          GROWTH            TECHNOLOGY       GLOBAL EQUITIES
-----------------------------------------------------------------------------------------------------------------------
  What are the      - Equity             - Equity            - Equity            - Equity            - Equity
  Portfolio's         securities:          securities:         securities:         securities:         securities:
  principal           - large-cap          - large-cap         - common stocks     - large-cap         - large-cap
  investments?          stocks               stocks            - mid-cap stocks      stocks              stocks
                                                               - convertible       - mid-cap stocks    - mid-cap stocks
                                                                 securities        - small-cap       - Foreign
                                                             - Fixed income          stocks            securities
                                                               securities:
                                                               - preferred
                                                                 stocks
                                                             - Foreign
                                                               securities:
                                                               - depositary
                                                                 receipts
-----------------------------------------------------------------------------------------------------------------------
  What other types  - Mid-cap stocks     - Foreign           - Foreign           - Foreign           N/A
  of investments    - Foreign              securities          securities          securities
  or strategies       securities           (up to 25%)         (up to 20%)
  may the                                                    - Junk bonds
  Portfolio use to                                             (up to 10%)
  a significant
  extent?
-----------------------------------------------------------------------------------------------------------------------
  What other types  - Short-term         - Short-term        - Warrants          - Warrants          - Short-term
  of investments      investments          investments       - Rights            - Rights              investments
  may the           - Defensive          - Defensive         - Corporate debt    - Illiquid          - Currency
  Portfolio use as    investments          investments         instruments         securities          transactions
  part of           - U.S. government    - Borrowing for     - U.S. government     (up to 15%)       - Defensive
  efficient           securities           temporary or        securities        - Options and         investments
  portfolio                                emergency         - Zero-coupon,        futures           - Borrowing for
  management or to                         purposes            deferred                                temporary or
  enhance return?                          (up to 33 1/3%)     interest and PIK                        emergency
                                         - Options and         bonds                                   purposes (up to
                                           futures           - Short sales                             33 1/3%)
                                                             - When-issued and                       - Options and
                                                               delayed-delivery                        futures
                                                               transactions
                                                             - Options and
                                                               futures
                                                             - Currency
                                                               transactions
                                                             - Forward
                                                               commitments
                                                             - Registered
                                                               investment
                                                               companies
                                                             - Short-term
                                                               investments
                                                             - Securities
                                                               lending (up to
                                                               33 1/3%)
-----------------------------------------------------------------------------------------------------------------------
  What additional   - Market volatility  - Market            - Market            - Market            - Market
  risks normally    - Securities           volatility          volatility          volatility          volatility
  affect the          selection          - Securities        - Securities        - Securities        - Securities
  Portfolio?                               selection           selection           selection           selection
                                         - Active trading    - Medium sized      - Technology        - Active trading
                                         - Growth stocks       companies           sector            - Currency
                                                             - Foreign exposure  - IPO investing       volatility
                                                             - Emerging markets  - Derivatives       - Foreign exposure
                                                             - Growth stocks     - Active trading    - Growth stocks
                                                             - Non-diversified   - Growth stocks     - Derivatives
                                                               status            - Foreign exposure  - Hedging
                                                             - Active trading    - Small and medium
                                                             - Derivatives         sized companies
                                                             - Hedging           - Hedging
                                                             - Credit quality
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000(R) Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Midcap(R) Index, and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

        Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above/or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED

INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write
(sell) option
contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

IPO INVESTING: A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPOs") exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated in significant amounts over short periods of time.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NON-DIVERSIFIED STATUS: Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $31 billion as of December 31, 2002. SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Strategic Investment Series, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2003, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                      PORTFOLIO                          FEE
                      ---------                          ---
Davis Venture Value Portfolio.........................  0.71%
Alliance Growth Portfolio.............................  0.61%
MFS Mid-Cap Growth Portfolio..........................  0.75%
Technology Portfolio..................................  1.20%
Global Equities Portfolio.............................  0.76%

INFORMATION ABOUT THE SUBADVISERS

ALLIANCE CAPITAL MANAGEMENT L.P. (Alliance) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading global investment management firm. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. Alliance does business in certain circumstances, including its role as Subadviser to the Small & Mid Cap Value Portfolio of the Trust, using the name AllianceBernstein Institutional Investment Management (AllianceBernstein). AllianceBernstein is the institutional marketing and client servicing unit of Alliance. As of December 31, 2002, Alliance had approximately $386 billion in assets under management.

DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISORS (Davis) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by SAAMCo) for the assets of the Portfolios allocated to it. As of December 31, 2002, Davis had approximately $33.6 billion in assets under management.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. As of December 31, 2002, MFS had approximately $112.5 billion in assets under management.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (MSIM Inc.) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM Inc. is located at 1221 Avenue of the Americas, New York, NY 10020. MSIM Inc. does business in certain circumstances, including its role as a Subadviser to the Trust, using the name "VAN KAMPEN." As of December 31, 2002, MSIM Inc. together with its affiliated asset management companies had approximately $376.3 billion in assets under management with approximately $156.1 billion in institutional assets.

SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' Class 2 shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team(s) for each Portfolio is set forth below following table.

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Davis Venture Value           Davis                         - Christopher C. Davis       Mr. Davis has been
 Portfolio                                                     Portfolio Manager          employed by Davis
                                                                                          since 1989 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, co-portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
                                                             - Kenneth C. Feinberg        Mr. Feinberg has been
                                                               Portfolio Manager          employed by Davis
                                                                                          since 1994 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio     Alliance                      - James G. Reilly            Mr. Reilly joined the
                                                               Executive Vice President   company in 1984 as a
                                                               and Portfolio Manager      research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1993 and
                                                                                          was promoted to an
                                                                                          Executive Vice
                                                                                          President in 1999.
----------------------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth            MFS                           - Eric B. Fischman           Mr. Fischman joined
 Portfolio                                                     Portfolio Manager          MFS as a portfolio
                                                                                          manager in 2000. Prior
                                                                                          to joining MFS, Mr.
                                                                                          Fischman was an equity
                                                                                          research analyst for
                                                                                          State Street Research
                                                                                          from 1998 to 2000.
                                                             - David E. Sette-Ducati      Mr. Sette-Ducati
                                                               Senior Vice President and  joined MFS in 1995 as
                                                               Portfolio Manager          a research analyst. He
                                                                                          became an Investment
                                                                                          Officer in 1997, Vice
                                                                                          President in 1999,
                                                                                          portfolio manager in
                                                                                          February 2000 and
                                                                                          Senior Vice President
                                                                                          in March 2001.
----------------------------------------------------------------------------------------------------------------
 Technology Portfolio          Van Kampen                    Large Cap Growth Team and    Mr. Umansky joined
                                                             Small Mid Cap Growth Team    MSIM Inc. as a
                                                             Current members include:     compliance analyst in
                                                             - Alexander L. Umansky       1994 and has been a
                                                               Executive Director and     Portfolio Manager
                                                               Portfolio Manager          since 1998. From 1996
                                                                                          to 1998 he was a
                                                                                          research analyst in
                                                                                          MSIM Inc.'s
                                                                                          Institutional Equity
                                                                                          Group focusing
                                                                                          primarily on
                                                                                          technology.
----------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio     Alliance                      - Stephen Beinhacker         Mr. Beinhacker joined
                                                               Portfolio Manager,         the company in 1992 as
                                                               Director and Senior Vice   Director of
                                                               President                  International
                                                                                          Quantitative Stock
                                                                                          Analysis and portfolio
                                                                                          manager. He was
                                                                                          promoted to Senior
                                                                                          Vice President in
                                                                                          1998.
----------------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS*
--------------------------------------------------------------------------------
The following Financial Highlights tables for Class 2 (formerly Class B) shares of each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio Class 2 share. The total returns in each table represent the rate that an investor would have earned on an investment in a Class 2 share of the Portfolio (assuming reinvestment of all dividends and distributions). Financial Highlight information for Class 2 shares of each Portfolio began July 9, 2001, and is reflected below. Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                                NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                               ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                               VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
             PERIOD          BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
              ENDED          OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------------------
                                                 Davis Venture Value Portfolio Class 2
      7/9/01@-1/31/02         $26.21      $ 0.05        $(1.57)        $(1.52)       $(0.12)        $(4.00)     $20.57     (5.48)%
      1/31/03                  20.57        0.12         (3.39)         (3.27)        (0.10)           --        17.20    (15.88)
                                                   Alliance Growth Portfolio Class 2
      7/9/01@
      1/31/02                  22.75       (0.01)        (1.12)         (1.13)           --          (2.22)      19.40     (4.67)
      1/31/03                  19.40        0.01         (5.86)         (5.85)        (0.03)            --       13.52    (30.17)
                                                  MFS Mid-Cap Growth Portfolio Class 2
      7/9/01@
      1/31/02                  15.37       (0.04)        (2.96)         (3.00)           --          (2.38)       9.99    (19.67)
      1/31/03                   9.99       (0.03)        (4.16)         (4.19)           --             --        5.80    (41.94)
                                                      Technology Portfolio Class 2
      7/9/01@-1/31/02           4.04       (0.03)        (0.59)         (0.62)           --             --        3.42    (15.35)
      1/31/03                   3.42       (0.03)        (1.60)         (1.63)           --             --        1.79    (47.66)
                                                   Global Equities Portfolio Class 2
      7/9/01@-1/31/02          13.81       (0.02)        (1.15)         (1.17)        (0.01)         (2.15)      10.48     (8.38)
      1/31/03                  10.48          --         (2.63)         (2.63)           --             --        7.85    (25.10)

                               NET                     RATIO OF NET
                             ASSETS     RATIO OF        INVESTMENT
                             END OF    EXPENSES TO      INCOME TO
             PERIOD          PERIOD    AVERAGE NET     AVERAGE NET       PORTFOLIO
              ENDED          (000S)      ASSETS           ASSETS         TURNOVER
      ---------------------  -----------------------------------------------------
                                     Davis Venture Value Portfolio Class 2
      7/9/01@-1/31/02        $33,826      0.92%+           0.43%+            30%
      1/31/03                 95,566      0.90             0.69              17
                                       Alliance Growth Portfolio Class 2
      7/9/01@
      1/31/02                 20,918      0.81+           (0.10)+            86
      1/31/03                 42,038      0.80(1)          0.07(1)           51
                                     MFS Mid-Cap Growth Portfolio Class 2
      7/9/01@
      1/31/02                 11,418      0.98+(2)        (0.61)+(2)         96
      1/31/03                 25,369      1.00(2)(3)      (0.55)(2)(3)      164
                                         Technology Portfolio Class 2
      7/9/01@-1/31/02          2,312      1.60+           (1.46)+           109
      1/31/03                  4,272      1.66(3)         (1.51)(3)         135
                                       Global Equities Portfolio Class 2
      7/9/01@-1/31/02          3,562      1.05+           (0.33)+            75
      1/31/03                  9,083      1.08(1)          0.00(3)           71

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     +  Annualized.
     @  Inception of class.
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Alliance Growth Portfolio would have been lower by 0.01% for Class 2.
   (2) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                                          NET INVESTMENT
                                                                         EXPENSES          INCOME (LOSS)
                                                                      ---------------    -----------------
                                                                      1/02      1/03     1/02        1/03
                                                                      ---------------    -----------------
      MFS Mid-Cap Growth Class 2..................................    0.95%+    1.00%    (0.61)%+    (0.52)%

   (3) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for MFS Mid-Cap Growth Portfolio would have been lower by 0.03% for Class 2. If the expense reductions had been applied, the ratio of expenses to average net assets for Technology Portfolio would have been lower by 0.03% for Class 2. If the expense reductions had been applied, the ratio of expenses to average net assets for Global Equities
        Portfolio would have been lower by 0.01% for Class 2.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2003
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST
                       (CLASS 2 SHARES, FORMERLY CLASS B)

               --    Alliance Growth Portfolio
               --    MFS Mid-Cap Growth Portfolio
               --    Technology Portfolio
               --    Global Equities Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

EXPENSE SUMMARY.............................................     10

ACCOUNT INFORMATION.........................................     12

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     14

  Investment Strategies.....................................     14

GLOSSARY....................................................     16

  Investment Terminology....................................     16

  Risk Terminology..........................................     18

MANAGEMENT..................................................     20

  Information about the Investment Adviser and Manager......     20

  Information about the Subadvisers.........................     20

  Information about the Distributor.........................     21

  Portfolio Management......................................     21

  Custodian, Transfer and Dividend Paying Agent.............     22

FINANCIAL HIGHLIGHTS........................................     23

FOR MORE INFORMATION........................................     25

--------------------------------------------------------------------------------






                 TRUST HIGHLIGHTS


--------------------------------------------------------------------------------




      The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the "Trust") and to provide you with information about four of the Trust's separate investment series ("Portfolios") and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begins on page 14, and the glossary that follows on page 16.



                        Q&A




       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.



       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.



       MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.



       "NET ASSETS" as referred to under "Principal Investment Strategy" takes into account borrowings for investment purposes.

Q:   WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
     STRATEGIES?

A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. A Portfolio's investment goal may be changed without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Alliance Growth         long-term growth of         invests primarily in equity
    Portfolio               capital                     securities of a limited number of
                                                        large, carefully selected, high
                                                        quality U.S. companies that are
                                                        judged likely to achieve superior
                                                        earnings
  ----------------------------------------------------------------------------------------------
    MFS Mid-Cap Growth      long-term growth of         invests, under normal
    Portfolio               capital                     circumstances, at least 80% of net
                                                        assets in equity securities of
                                                        medium-sized companies that its
                                                        Subadviser believes have
                                                        above-average growth potential
  ----------------------------------------------------------------------------------------------
    Technology Portfolio    long-term capital           invests, under normal
                            appreciation                circumstances, at least 80% of net
                                                        assets in equity securities that
                                                        demonstrate the potential for
                                                        capital appreciation, issued by
                                                        companies the Subadviser believes
                                                        are positioned to benefit from
                                                        involvement in technology and
                                                        technology-related industries
                                                        worldwide
  ----------------------------------------------------------------------------------------------
    Global Equities         long-term growth of         invests primarily in common stocks
    Portfolio               capital                     or securities with common stock
                                                        characteristics of U.S. and foreign
                                                        issuers that demonstrate the
                                                        potential for appreciation and
                                                        engages in transactions in foreign
                                                        currencies; under normal
                                                        circumstances, at least 80% of net
                                                        assets of the Portfolio will be
                                                        invested in equity securities
  ----------------------------------------------------------------------------------------------

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 14 describe various additional risks.

    Risks of Investing in Equity Securities

    The ALLIANCE GROWTH, MFS MID-CAP GROWTH, TECHNOLOGY and GLOBAL EQUITIES PORTFOLIOS invest primarily in equity securities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Growth Stocks

    Growth stocks are historically volatile, which will particularly affect the ALLIANCE GROWTH, MFS MID-CAP GROWTH and TECHNOLOGY PORTFOLIO.

    Risks of Investing Internationally

    All of the Portfolios may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios and are primary risks of the GLOBAL EQUITIES PORTFOLIO.

    Risks of Investing in Emerging Market Countries

    The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. The GLOBAL EQUITIES PORTFOLIO may also invest in emerging market countries.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the ALLIANCE GROWTH and TECHNOLOGY PORTFOLIOS.

    Risks of Investing in "Non-Diversified" Portfolios

    The MFS MID-CAP GROWTH PORTFOLIO is organized as a "non-diversified" Portfolio. A non-diversified Portfolio can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, a Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies. This will particularly affect the TECHNOLOGY PORTFOLIO.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                (BAR CHART)<QC>

                                                           ALLIANCE GROWTH PORTFOLIO CLASS 2
                                                           ---------------------------------
2002                                                                    -31.39%

During the period shown in the bar chart, the highest return for a quarter was 0.65% (quarter ended 12/31/02) and the lowest return for a quarter was -16.34% (quarter ended 06/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.86%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 Alliance Growth Portfolio Class 2                             -31.39%       -22.31%
--------------------------------------------------------------------------------------
 Russell 1000 Growth Index(2)                                  -27.88%       -22.03%
--------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 2 shares of the Portfolio is July 9, 2001.

(2) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                          MFS MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                (BAR CHART)<QC>

                                                              MFS MID-CAP GROWTH PORTFOLIO
                                                                        CLASS 2
                                                              ----------------------------
2002                                                                     -47.21%

During the period shown in the bar chart, the highest return for a quarter was 7.24% (quarter ended 12/31/02) and the lowest return for a quarter was -34.49% (quarter ended 06/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.17%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 MFS Mid-Cap Growth Portfolio Class 2                         -47.21%       -40.37%
--------------------------------------------------------------------------------------
 Russell 2000(R) Index(2)                                     -20.48%       -13.54%
--------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The inception return for the comparative index is as of the inception date month end.

(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------

                              TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                (BAR CHART)<QC>

                                                              TECHNOLOGY PORTFOLIO CLASS 2
                                                              ----------------------------
2002                                                                     -49.29%

During the period shown in the bar chart, the highest return for a quarter was 20.95% (quarter ended 12/31/02) and the lowest return for a quarter was -33.86% (quarter ended 06/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 0.56%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Technology Portfolio Class 2                                  -49.29%        -42.26%
---------------------------------------------------------------------------------------
 Nasdaq Composite Index(2)                                     -31.53%        -24.57%
---------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The since inception return for the comparative index is as of the inception date month end.

(2) The Nasdaq Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks on The Nasdaq Stock Market.

--------------------------------------------------------------------------------

                           GLOBAL EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                (BAR CHART)<QC>

                                                            GLOBAL EQUITIES PORTFOLIO CLASS 2
                                                            ---------------------------------
2002                                                                     -26.99%

During the period shown in the bar chart, the highest return for a quarter was 7.64% (quarter ended 12/31/02) and the lowest return for a quarter was -20.69% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -4.04%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 Global Equities Portfolio Class 2                             -26.99%       -20.31%
--------------------------------------------------------------------------------------
 MSCI World Index(2)                                           -19.89%       -16.57%
--------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 2 shares of the Portfolio is July 9, 2001. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) World Index measures the performance of companies representative of the market structure of 23 developed market countries in North America, Europe and Asia/Pacific regions.

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on Class 2 shares if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                                     MFS MID-CAP
                                                ALLIANCE GROWTH         GROWTH
                                                  PORTFOLIO(1)       PORTFOLIO(1)
                                                ----------------   ----------------
                                                    CLASS 2            CLASS 2
                                                ----------------   ----------------
Management Fees                                      0.61%              0.75%
Distribution and/or Service (12b-1) Fees             0.16%              0.18%
Other Expenses                                       0.06%              0.07%
Total Annual Portfolio Operating Expenses            0.80%              1.00%

                                                   TECHNOLOGY      GLOBAL EQUITIES
                                                  PORTFOLIO(1)       PORTFOLIO(1)
                                                ----------------   ----------------
                                                    CLASS 2            CLASS 2
                                                ----------------   ----------------
Management Fees                                      1.20%              0.76%
Distribution and/or Service (12b-1) Fees             0.18%              0.16%
Other Expenses                                       0.28%              0.16%
Total Annual Portfolio Operating Expenses            1.66%              1.08%

---------------

(1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's distribution fees have been reduced. "Distribution and/or Service (12b-1) Fees" does not take into account this expense reduction and are therefore higher than the actual "Distribution and/or Service (12b-1) Fees" of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" for Class 2 would have been as follows:

                                                  -------
    Alliance Growth Portfolio                      0.79%
    MFS Mid-Cap Growth Portfolio                   0.97%
    Technology Portfolio                           1.63%
    Global Equities Portfolio                      1.07%

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the gross expenses shown in the fee table, your costs would be:

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Alliance Growth Portfolio*................................   $ 82     $255      $444      $  990
MFS Mid-Cap Growth Portfolio*.............................    102      318       552       1,225
Technology Portfolio*.....................................    169      523       902       1,965
Global Equities Portfolio*................................    110      343       595       1,317

  * The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from directed brokerage arrangements. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time. The following are your costs after these fee waivers and/or expense reimbursements and expense reductions.

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Alliance Growth Portfolio.................................   $ 81     $252      $439      $  978
MFS Mid-Cap Growth Portfolio..............................     99      309       536       1,190
Technology Portfolio......................................    166      514       887       1,933
Global Equities Portfolio.................................    109      340       590       1,306

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Class 2 shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("SAAMCo"), the Trust's investment adviser and manager. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. Class 2 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class 1 and 3 shares are offered through a separate prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

DISTRIBUTION AND SERVICE (12B-1) PLAN

Class 2 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.15% of the average daily net assets of such Class 2 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 2 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolios' Class 2 shares. Because these fees are paid out of each Portfolio's Class 2 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class 2 shares of each Portfolio are also subject to distribution fees pursuant to a Rule 12b-1 plan. Each Portfolio may participate in directed brokerage programs whereby a portion of the brokerage commissions generated by a Portfolio will be used to make payments to AIG SunAmerica Capital Services, Inc. (the "Distributor"). The Distributor will use the money to pay for expenses designed to promote the sale of Class 2 shares of each Portfolio. Such payments to the Distributor will not exceed an annual rate of 0.75% of the average daily net assets of Class 2 shares of each Portfolio. Because these distribution fees are paid for out of directed brokerage, these fees will not increase the cost of your investment or affect your return.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. Securities for which quotations are not readily available or if a development/event occurs that may significantly impact the value of the securities then these securities are fair valued as determined pursuant to procedures adopted in good faith under the direction of the Trust's Trustees.

Because Class 2 shares are subject to service fees, while Class 1 shares are not, the net asset value per share of the Class 2 shares will generally be lower than the net asset value per share of the Class 1 shares of each Portfolio.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 2 shares are subject to service and distribution fees pursuant to a 12b-1 plan.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENT. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

The per share dividends on Class 2 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 2 shares are subject to service fees, while Class 1 shares are not.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.

-------------------------------------------------------------------------------------------------------
                                         MFS MID-CAP
                     ALLIANCE GROWTH     GROWTH              TECHNOLOGY          GLOBAL EQUITIES
-------------------------------------------------------------------------------------------------------
  What are the       - Equity            - Equity            - Equity            - Equity
  Portfolio's          securities:         securities:         securities:         securities:
  principal            - large-cap         - common stocks     - large-cap         - large-cap
  investments?           stocks            - mid-cap stocks      stocks              stocks
                                           - convertible       - mid-cap stocks    - mid-cap stocks
                                             securities        - small-cap       - Foreign
                                         - Fixed income          stocks            securities
                                           securities:
                                           - preferred
                                             stocks
                                         - Foreign
                                           securities:
                                           - depositary
                                             receipts
-------------------------------------------------------------------------------------------------------
  What other types   - Foreign           - Foreign           - Foreign           N/A
  of investments       securities          securities          securities
  may the              (up to 25%)         (up to 20%)
  Portfolio or                           - Junk bonds
  strategies use                           (up to 10%)
  to a significant
  extent?
-------------------------------------------------------------------------------------------------------
  What other types   - Short-term        - Warrants          - Warrants          - Short-term
  of investments       investments       - Rights            - Rights              investments
  may the            - Defensive         - Corporate debt    - Illiquid          - Currency
  Portfolio use as     investments         instruments         securities (up      transactions
  part of            - Borrowing for     - U.S. government     to 15 1/3%)       - Defensive
  efficient            temporary or        securities        - Options and         investments
  portfolio            emergency         - Zero-coupon,        futures           - Borrowing for
  management or to     purposes            deferred                                temporary or
  enhance return?      (up to 33 1/3%)     interest and PIK                        emergency
                     - Options and         bonds                                   purposes (up to
                       futures           - Short sales                             33 1/3%)
                                         - When-issued and                       - Options and
                                           delayed-delivery                        futures
                                           transactions
                                         - Options and
                                           futures
                                         - Currency
                                           transactions
                                         - Forward
                                           commitments
                                         - Registered
                                           investment
                                           companies
                                         - Short-term
                                           investments
                                         - Securities
                                           lending (up to
                                           33 1/3%)
-------------------------------------------------------------------------------------------------------
  What additional    - Market            - Market            - Market            - Market
  risks normally       volatility          volatility          volatility          volatility
  affect the         - Securities        - Securities        - Securities        - Securities
  Portfolio?           selection           selection           selection           selection
                     - Active trading    - Medium sized      - Technology        - Active trading
                     - Growth stocks       companies           sector            - Currency
                                         - Foreign exposure  - IPO investing       volatility
                                         - Emerging markets  - Derivatives       - Foreign exposure
                                         - Growth stocks     - Active Trading    - Growth stocks
                                         - Non-diversified   - Growth stocks     - Derivatives
                                           status            - Foreign exposure  - Hedging
                                         - Active trading    - Small and medium
                                         - Derivatives         sized companies
                                         - Hedging           - Hedging
                                         - Credit quality
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000(R) Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Midcap(R) Index, and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

        Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above/or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED

INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

IPO INVESTING: A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPOs") exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated in significant amounts over short periods of time.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NON-DIVERSIFIED STATUS: Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $31 billion as of December 31, 2002. SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Strategic Investment Series, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2003, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                  PORTFOLIO                              FEE
                  ---------                              ---
Alliance Growth Portfolio....................            0.61%
MFS Mid-Cap Growth Portfolio.................            0.75%
Technology Portfolio.........................            1.20%
Global Equities Portfolio....................            0.76%

INFORMATION ABOUT THE SUBADVISERS

ALLIANCE CAPITAL MANAGEMENT L.P. (Alliance) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading global investment management firm. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. Alliance does business in certain circumstances, including its role as Subadviser to the Small & Mid Cap Value Portfolio of the Trust, using the name AllianceBernstein Institutional Investment Management (AllianceBernstein). AllianceBernstein is the institutional marketing and client servicing unit of Alliance. As of December 31, 2002, Alliance had approximately $386 billion in assets under management.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. As of December 31, 2002, MFS had approximately $112.5 billion in assets under management.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (MSIM Inc.) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM Inc. is located at 1221 Avenue of the Americas, New York, NY 10020. MSIM Inc. does business in certain circumstances, including its role as a Subadviser to the Trust, using the name "VAN KAMPEN." As of December 31, 2002, MSIM Inc. together with its affiliated asset management companies had approximately $376.3 billion in assets under management with approximately $156.1 billion in institutional assets.

SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' Class 2 shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team(s) for each Portfolio is set forth below following table.

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio     Alliance                      - James G. Reilly            Mr. Reilly joined the
                                                               Executive Vice President   company in 1984 as a
                                                               and Portfolio Manager      research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1993 and
                                                                                          was promoted to an
                                                                                          Executive Vice
                                                                                          President in 1999.
----------------------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth            MFS                           - Eric B. Fischman           Mr. Fischman joined
 Portfolio                                                     Portfolio Manager          MFS as a portfolio
                                                                                          manager in 2000. Prior
                                                                                          to joining MFS, Mr.
                                                                                          Fischman was an equity
                                                                                          research analyst for
                                                                                          State Street Research
                                                                                          from 1998 to 2000.
                                                             - David E. Sette-Ducati      Mr. Sette-Ducati
                                                               Senior Vice President and  joined MFS in 1995 as
                                                               Portfolio Manager          a research analyst. He
                                                                                          became an Investment
                                                                                          Officer in 1997, Vice
                                                                                          President in 1999,
                                                                                          portfolio manager in
                                                                                          February 2000 and
                                                                                          Senior Vice President
                                                                                          in March 2001.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Technology Portfolio          Van Kampen                    Large Cap Growth Team and    Mr. Umansky joined
                                                             Small Mid Cap Growth Team    MSIM Inc. as a
                                                             Current members include:     compliance analyst in
                                                             - Alexander L. Umansky       1994 and has been a
                                                               Executive Director and     Portfolio Manager
                                                               Portfolio Manager          since 1998. From 1996
                                                                                          to 1998 he was a
                                                                                          research analyst in
                                                                                          MSIM Inc.'s
                                                                                          Institutional Equity
                                                                                          Group focusing
                                                                                          primarily on
                                                                                          technology.
----------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio     Alliance                      - Stephen Beinhacker         Mr. Beinhacker joined
                                                               Portfolio Manager,         the company in 1992 as
                                                               Director and Senior Vice   Director of
                                                               President                  International
                                                                                          Quantitative Stock
                                                                                          Analysis and portfolio
                                                                                          manager. He was
                                                                                          promoted to Senior
                                                                                          Vice President in
                                                                                          1998.
----------------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS*
--------------------------------------------------------------------------------
The following Financial Highlights tables for Class 2 (formerly Class B) shares of each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio Class 2 share. The total returns in each table represent the rate that an investor would have earned on an investment in a Class 2 share of the Portfolio (assuming reinvestment of all dividends and distributions). Financial Highlight information for Class 2 shares of each Portfolio began July 9, 2001, and is reflected below. Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                                                                               DIVIDENDS     DIVIDENDS     NET
                        NET ASSET      NET        NET REALIZED                  DECLARED     FROM NET     ASSET
                          VALUE     INVESTMENT    & UNREALIZED    TOTAL FROM    FROM NET     REALIZED     VALUE
        PERIOD          BEGINNING     INCOME     GAIN (LOSS) ON   INVESTMENT   INVESTMENT     GAIN ON     END OF     TOTAL
         ENDED          OF PERIOD    (LOSS)**     INVESTMENTS     OPERATIONS     INCOME     INVESTMENTS   PERIOD   RETURN***
 ---------------------------------------------------------------------------------------------------------------------------
                                              Alliance Growth Portfolio Class 2

 7/9/01@
 1/31/02                 $22.75       $(0.01)        $(1.12)        $(1.13)      $   --       $(2.22)     $19.40     (4.67)%
 1/31/03                  19.40         0.01          (5.86)         (5.85)       (0.03)          --       13.52    (30.17)

                                            MFS Mid-Cap Growth Portfolio Class 2

 7/9/01@
 1/31/02                 $15.37       $(0.04)        $(2.96)        $(3.00)      $   --       $(2.38)     $ 9.99    (19.67)%
 1/31/03                   9.99        (0.03)         (4.16)         (4.19)          --           --        5.80    (41.94)

                                                    RATIO OF
                          NET      RATIO OF           NET
                        ASSETS     EXPENSES        INVESTMENT
                        END OF        TO           INCOME TO
        PERIOD          PERIOD     AVERAGE          AVERAGE         PORTFOLIO
         ENDED          (000S)    NET ASSETS       NET ASSETS       TURNOVER
 ---------------------  -----------------------------------------------------
                                  Alliance Growth Portfolio Class 2
 7/9/01@
 1/31/02                $20,918      0.81%+          (0.10)%+          86%
 1/31/03                 42,038      0.80(1)          0.07(1)          51
                                MFS Mid-Cap Growth Portfolio Class 2
 7/9/01@
 1/31/02                $11,418      0.98%+(2)      (0.61)%+(2)        96%
 1/31/03                 25,369      1.00(2)(3)    (0.55)(2)(3)       164

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     +  Annualized.
     @  Inception of class.
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Alliance Growth Portfolio would have been lower by 0.01% for Class 2.
   (2) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                                           NET INVESTMENT
                                                                          EXPENSES          INCOME (LOSS)
                                                                      ----------------    -----------------
                                                                       1/02      1/03     1/02        1/03
                                                                      ----------------    -----------------
      MFS Mid-Cap Growth Class 2..................................     0.95%+    1.00%    (0.61)%+    (0.52)%

   (3) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for MFS Mid-Cap Growth Portfolio would have been lower by 0.03% for Class 2.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL     PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      --------------------------------------------------------------------------------------------------------------------------
                                                     Technology Portfolio Class 2
      7/9/01@-
      1/31/02     $ 4.04      $(0.03)       $(0.59)        $(0.62)       $   --         $   --      $3.42      (15.35)%  $ 2,312
      1/31/03       3.42       (0.03)        (1.60)         (1.63)           --             --       1.79      (47.66)     4,272
                                                  Global Equities Portfolio Class 2
      7/9/01@-
      1/31/02      13.81       (0.02)        (1.15)         (1.17)        (0.01)         (2.15)     10.48       (8.38)     3,562
      1/31/03      10.48          --         (2.63)         (2.63)           --             --       7.85      (25.10)     9,083

                                 RATIO OF NET
                  RATIO OF        INVESTMENT
                 EXPENSES TO   INCOME (LOSS) TO
       PERIOD    AVERAGE NET     AVERAGE NET      PORTFOLIO
        ENDED      ASSETS           ASSETS        TURNOVER
      ---------  ------------------------------------------
                        Technology Portfolio Class 2
      7/9/01@-
      1/31/02        1.60%+         (1.46)%+         109%
      1/31/03        1.66(1)        (1.51)(1)        135
                     Global Equities Portfolio Class 2
      7/9/01@-
      1/31/02        1.05+          (0.33)+           75
      1/31/03        1.08(1)         0.00(3)          71

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     +  Annualized.
     @  Inception of class.
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Technology Portfolio would have been lower by 0.03% for Class 2. The ratio of expenses to average net assets for Global Equities Portfolio would have been lower by 0.01% for Class 2.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2003
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST
                                (CLASS 3 SHARES)

                  --    Cash Management Portfolio
                  --    Corporate Bond Portfolio
                  --    Global Bond Portfolio
                  --    High-Yield Bond Portfolio
                  --    Worldwide High Income Portfolio
                  --    SunAmerica Balanced Portfolio
                  --    MFS Total Return Portfolio
                  --    Asset Allocation Portfolio
                  --    Telecom Utility Portfolio
                  --    Growth-Income Portfolio
                  --    Federated American Leaders Portfolio
                        (formerly Federated Value Portfolio)
                  --    Davis Venture Value Portfolio
                  --    "Dogs" of Wall Street Portfolio
                  --    Alliance Growth Portfolio
                  --    Goldman Sachs Research Portfolio
                  --    MFS Massachusetts Investors Trust Portfolio
                        (formerly MFS Growth and Income Portfolio)
                  --    Putnam Growth: Voyager Portfolio
                        (formerly Putnam Growth Portfolio)
                  --    Blue Chip Growth Portfolio
                  --    Real Estate Portfolio
                  --    MFS Mid-Cap Growth Portfolio
                  --    Aggressive Growth Portfolio
                  --    Growth Opportunities Portfolio
                  --    Marsico Growth Portfolio
                  --    Technology Portfolio
                  --    Small & Mid Cap Value Portfolio
                  --    International Growth and Income Portfolio
                  --    Global Equities Portfolio
                  --    International Diversified Equities Portfolio
                  --    Emerging Markets Portfolio
                  --    Foreign Value Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

EXPENSE SUMMARY.............................................     38

ACCOUNT INFORMATION.........................................     42

ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET AND
  GOLDMAN SACHS RESEARCH PORTFOLIOS.........................     44

  Investment Strategy for the "Dogs" of Wall Street
     Portfolio..............................................     44

  Investment Strategy for the Goldman Sachs Research
     Portfolio..............................................     44

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     45

  Investment Strategies.....................................     45

GLOSSARY....................................................     53

  Investment Terminology....................................     53

  Risk Terminology..........................................     57

MANAGEMENT..................................................     60

  Information about the Investment Adviser and Manager......     60

  Information about the Subadvisers.........................     61

  Information about the Distributor.........................     63

  Portfolio Management......................................     63

  Custodian, Transfer and Dividend Paying Agent.............     81

FINANCIAL HIGHLIGHTS........................................     82

FOR MORE INFORMATION........................................     92

      --------------------------------------------------------------------






                 TRUST HIGHLIGHTS

      --------------------------------------------------------------------




      The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the "Trust") and to provide you with information about the Trust's thirty separate investment series ("Portfolios") and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begins on page 45, and the glossary that follows on page 53.




                        Q&A




       FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.



       YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.



       INCOME is interest payments from bonds or dividends from stocks.



       TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.



       "HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.



       "NET ASSETS" as referred to under "Principal Investment Strategy" takes into account borrowings for investment purposes.

Q:   WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
     STRATEGIES?

A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. A Portfolio's investment goal may be changed without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.

                            FIXED INCOME PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Cash Management         high current yield          invests in a diversified selection
    Portfolio               consistent with             of money market instruments
                            liquidity and
                            preservation of capital
  ----------------------------------------------------------------------------------------------
    Corporate Bond          high total return with      invests, under normal
    Portfolio               only moderate price risk    circumstances, at least 80% of net
                                                        assets in fixed income securities,
                                                        but invests primarily in investment
                                                        grade fixed income securities; may
                                                        invest up to 35% in fixed income
                                                        securities rated below investment
                                                        grade
  ----------------------------------------------------------------------------------------------
    Global Bond Portfolio   high total return,          invests, under normal
                            emphasizing current         circumstances, at least 80% of net
                            income and, to a lesser     assets in high quality fixed income
                            extent, capital             securities of U.S. and foreign
                            appreciation                issuers and transactions in foreign
                                                        currencies
  ----------------------------------------------------------------------------------------------
    High-Yield Bond         high current income and,    invests, under normal
    Portfolio               secondarily, capital        circumstances, at least 80% of net
                            appreciation                assets in intermediate and
                                                        long-term corporate obligations,
                                                        emphasizing high-yield, high-risk
                                                        fixed income securities (junk
                                                        bonds) with a primary focus on "B"
                                                        rated high-yield bonds
  ----------------------------------------------------------------------------------------------
    Worldwide High Income   high current income and,    invests, under normal
    Portfolio               secondarily, capital        circumstances, at least 80% of net
                            appreciation                assets in high income securities of
                                                        issuers located throughout the
                                                        world
  ----------------------------------------------------------------------------------------------

       BALANCED PORTFOLIOS typically try to balance three different investment goals: capital appreciation, income and capital preservation by investing in a mixture of stocks, bonds and money market instruments.




       ASSET ALLOCATION is a varying combination, depending on market conditions and risk level, of stocks, bonds, money market instruments and other assets.



       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.



       INDEX PORTFOLIOS typically are comprised of securities that make up or replicate a target index; the primary objective is to mirror the investment results of the index.



       A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

                    BALANCED OR ASSET ALLOCATION PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    SunAmerica Balanced     conservation of             maintains at all times a balanced
    Portfolio               principal and capital       portfolio of stocks and bonds, with
                            appreciation                at least 25% invested in fixed
                                                        income securities
  ----------------------------------------------------------------------------------------------
    MFS Total Return        reasonable current          invests primarily in common stocks
    Portfolio               income, long-term           and fixed income securities, with
                            capital growth and          an emphasis on income-producing
                            conservation of capital     securities that appear to have some
                                                        potential for capital enhancement
  ----------------------------------------------------------------------------------------------
    Asset Allocation        high total return           invests in a diversified portfolio
    Portfolio               (including income and       that may include common stocks and
                            capital gains)              other securities with common stock
                            consistent with long-       characteristics, bonds and other
                            term preservation of        intermediate and long-term fixed
                            capital                     income securities and money market
                                                        instruments
  ----------------------------------------------------------------------------------------------

                               EQUITY PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Telecom Utility         high current income and     invests, under normal
    Portfolio               moderate capital            circumstances, at least 80% of net
                            appreciation                assets in equity and debt
                                                        securities of utility companies
  ----------------------------------------------------------------------------------------------
    Growth-Income           growth of capital and       invests primarily in common stocks
    Portfolio               income                      or securities that demonstrate the
                                                        potential for appreciation and/or
                                                        dividends
  ----------------------------------------------------------------------------------------------
    Federated American      growth of capital and       invests primarily in the securities
    Leaders Portfolio       income                      of high quality companies
  ----------------------------------------------------------------------------------------------
    Davis Venture Value     growth of capital           invests primarily in common stocks
    Portfolio                                           of companies with market
                                                        capitalizations of at least $5
                                                        billion
  ----------------------------------------------------------------------------------------------
    "Dogs" of Wall Street   total return (including     invests in thirty high dividend
    Portfolio               capital appreciation and    yielding common stocks selected
                            current income)             annually from the Dow Jones
                                                        Industrial Average and the broader
                                                        market (see page 44 for additional
                                                        information about the investment
                                                        strategy for the "Dogs" of Wall
                                                        Street Portfolio)
  ----------------------------------------------------------------------------------------------

       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.




       MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

                               EQUITY PORTFOLIOS

  ------------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ------------------------------------------------------------------------------------------------
    Alliance Growth         long-term growth of         invests primarily in equity
    Portfolio               capital                     securities of a limited number of
                                                        large, carefully selected, high
                                                        quality U.S. companies that are
                                                        judged likely to achieve superior
                                                        earnings
  ------------------------------------------------------------------------------------------------
    Goldman Sachs Research  long-term growth of         invests, under normal circumstances,
    Portfolio               capital                     at least 80% of net assets in equity
                                                        investments selected for their
                                                        potential to achieve capital
                                                        appreciation over the long term
  ------------------------------------------------------------------------------------------------
    MFS Massachusetts       reasonable current          invests primarily in equity
    Investors Trust         income and long-term        securities
    Portfolio               growth of capital and
                            income
  ------------------------------------------------------------------------------------------------
    Putnam Growth: Voyager  long-term growth of         invests primarily in common stocks or
    Portfolio               capital                     securities with common stock
                                                        characteristics that its Subadviser
                                                        believes have above-average growth
                                                        prospects
  ------------------------------------------------------------------------------------------------
    Blue Chip Growth        capital appreciation        invests, under normal circumstances,
    Portfolio                                           at least 80% of net assets in common
                                                        stocks that demonstrate the potential
                                                        for capital appreciation, issued by
                                                        large-cap companies
  ------------------------------------------------------------------------------------------------
    Real Estate Portfolio   total return through a      invests, under normal circumstances,
                            combination of growth       at least 80% of net assets in
                            and income                  securities of companies principally
                                                        engaged in or related to the real
                                                        estate industry or that own
                                                        significant real estate assets or
                                                        that primarily invest in real estate
                                                        financial instruments
  ------------------------------------------------------------------------------------------------
    MFS Mid-Cap Growth      long-term growth of         invests, under normal circumstances,
    Portfolio               capital                     at least 80% of net assets in equity
                                                        securities of medium-sized companies
                                                        that its Subadviser believes have
                                                        above-average growth potential
  ------------------------------------------------------------------------------------------------
    Aggressive Growth       capital appreciation        invests primarily in equity
    Portfolio                                           securities of high growth companies
                                                        including small and medium sized
                                                        growth companies with market
                                                        capitalizations of $1.5 billion to
                                                        $15 billion
  ------------------------------------------------------------------------------------------------
    Growth Opportunities    capital appreciation        invests primarily in common stocks
    Portfolio                                           that demonstrate the potential for
                                                        capital appreciation, issued
                                                        generally by mid-cap companies
  ------------------------------------------------------------------------------------------------
    Marsico Growth          long-term growth of         invests, under normal circumstances,
    Portfolio               capital                     at least 65% in equity securities of
                                                        large companies with a general core
                                                        position of 20 to 30 common stocks
  ------------------------------------------------------------------------------------------------

       INTERNATIONAL PORTFOLIOS typically seek capital appreciation by investing significantly in securities traded in markets outside the U.S.



       AN "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrialization cycle.

                               EQUITY PORTFOLIOS

  ------------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ------------------------------------------------------------------------------------------------
    Technology Portfolio    long-term capital           invests, under normal circumstances,
                            appreciation                at least 80% of net assets in equity
                                                        securities that demonstrate the
                                                        potential for capital appreciation,
                                                        issued by companies the Subadviser
                                                        believes are positioned to benefit
                                                        from involvement in technology and
                                                        technology-related industries
                                                        worldwide
  ------------------------------------------------------------------------------------------------
    Small & Mid Cap Value   long-term growth of         invests, under normal circumstances,
    Portfolio               capital                     at least 80% of net assets in equity
                                                        securities of companies with small
                                                        and medium market capitalizations
                                                        that the Subadviser determines to be
                                                        undervalued
  ------------------------------------------------------------------------------------------------

                            INTERNATIONAL PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    International Growth    growth of capital and,      invests primarily in common stocks
    and Income Portfolio    secondarily, current        traded on markets outside the U.S.
                            income
  ----------------------------------------------------------------------------------------------
    Global Equities         long-term growth of         invests primarily in common stocks
    Portfolio               capital                     or securities with common stock
                                                        characteristics of U.S. and foreign
                                                        issuers that demonstrate the
                                                        potential for appreciation and
                                                        engages in transactions in foreign
                                                        currencies; under normal
                                                        circumstances, at least 80% of net
                                                        assets of the Portfolio will be
                                                        invested in equity securities
  ----------------------------------------------------------------------------------------------
    International           long-term capital           invests primarily (in accordance
    Diversified Equities    appreciation                with country and sector weightings
    Portfolio                                           determined by its Subadviser) in
                                                        securities of foreign issuers that,
                                                        in the aggregate, replicate broad
                                                        country and sector indices; under
                                                        normal circumstances at least 80%
                                                        of net assets of the Portfolio will
                                                        be invested in equity securities
  ----------------------------------------------------------------------------------------------
    Emerging Markets        long-term capital           invests, under normal
    Portfolio               appreciation                circumstances, at least 80% of net
                                                        assets in common stocks and other
                                                        equity securities of companies that
                                                        its Subadviser believes have
                                                        above-average growth prospects
                                                        primarily in emerging markets
                                                        outside the U.S.
  ----------------------------------------------------------------------------------------------
    Foreign Value           long-term growth of         invests, under normal
    Portfolio               capital                     circumstances, at least 80% of net
                                                        assets in equity and debt
                                                        securities of companies and
                                                        governments outside the U.S.,
                                                        including emerging markets
  ----------------------------------------------------------------------------------------------

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 45 describe various additional risks.

    Risks of Investing in Equity Securities

    The GROWTH-INCOME, FEDERATED AMERICAN LEADERS, DAVIS VENTURE VALUE, "DOGS" OF WALL STREET, ALLIANCE GROWTH, GOLDMAN SACHS RESEARCH, MFS MASSACHUSETTS INVESTORS TRUST, PUTNAM GROWTH: VOYAGER, BLUE CHIP GROWTH, REAL ESTATE, MFS MID-CAP GROWTH, AGGRESSIVE GROWTH, GROWTH OPPORTUNITIES, MARSICO GROWTH, TECHNOLOGY, SMALL & MID CAP VALUE, INTERNATIONAL GROWTH AND INCOME, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES, EMERGING MARKETS and FOREIGN VALUE PORTFOLIOS invest primarily in equity securities. In addition, the SUNAMERICA BALANCED, MFS TOTAL RETURN, ASSET ALLOCATION and TELECOM UTILITY PORTFOLIOS invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Growth Stocks

    Growth stocks are historically volatile, which will particularly affect the ASSET ALLOCATION, GROWTH-INCOME, ALLIANCE GROWTH, GOLDMAN SACHS RESEARCH, MFS MASSACHUSETTS INVESTORS TRUST, PUTNAM GROWTH: VOYAGER, BLUE CHIP GROWTH, MFS MID-CAP GROWTH, AGGRESSIVE GROWTH, GROWTH OPPORTUNITIES, MARSICO GROWTH, TECHNOLOGY and INTERNATIONAL GROWTH AND INCOME PORTFOLIOS.

    Risks of Value Investing

    The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect, will particularly affect the FEDERATED AMERICAN LEADERS, TELECOM UTILITY DAVIS VENTURE VALUE, SMALL & MID CAP VALUE and FOREIGN VALUE PORTFOLIOS.

    Risks of Investing in Bonds

    The CORPORATE BOND, GLOBAL BOND, HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest primarily in bonds. In addition, the SUNAMERICA BALANCED, MFS TOTAL RETURN, ASSET ALLOCATION, and TELECOM UTILITY PORTFOLIOS may invest significantly in bonds. As with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Junk Bonds

    The HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest predominantly in junk bonds, which are considered speculative. The CORPORATE BOND, MFS TOTAL RETURN, ASSET ALLOCATION, EQUITY INCOME and REAL ESTATE PORTFOLIOS also may invest significantly in junk bonds. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing in Money Market Securities

    You should be aware that an investment in the CASH MANAGEMENT PORTFOLIO is subject to the risk that the value of its investments in high-quality short-term debt obligations ("money market securities") may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The CASH MANAGEMENT PORTFOLIO does not seek to maintain a stable net asset value.

    Risks of Investing Internationally

    Except for the CASH MANAGEMENT PORTFOLIO, all of the Portfolios may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios except for the CASH MANAGEMENT PORTFOLIO and are primary risks of the GLOBAL BOND, WORLDWIDE HIGH INCOME, INTERNATIONAL GROWTH AND INCOME, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES, EMERGING MARKETS and FOREIGN VALUE PORTFOLIOS.

    Risks of Investing in Emerging Market Countries

    The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. The WORLDWIDE HIGH INCOME, INTERNATIONAL DIVERSIFIED EQUITIES, EMERGING MARKETS and FOREIGN VALUE PORTFOLIOS invest significantly in emerging market countries. In addition, the GLOBAL BOND, INTERNATIONAL GROWTH AND INCOME and GLOBAL EQUITIES PORTFOLIO may also invest in emerging market countries.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the GROWTH-INCOME, ALLIANCE GROWTH, PUTNAM GROWTH: VOYAGER, AGGRESSIVE GROWTH, TECHNOLOGY, SMALL & MID CAP VALUE, INTERNATIONAL GROWTH AND INCOME and EMERGING MARKETS PORTFOLIOS.

    Risks of a "Passively Managed" Strategy

    The "DOGS" OF WALL STREET PORTFOLIOS will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). If the Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.

    Risks of Investing in Utility Securities

    The TELECOM UTILITY PORTFOLIO invests primarily in equity and debt securities of utility companies. Utility companies include companies engaged in the production, generation, transportation, distribution and sale of electricity, water, natural gas and oil, companies engaged in telecommunications, including cable and satellite television and companies that provide infrastructure or related services and products to these utility companies. Such utility securities entail certain risks including:
    (i) utility companies' historic difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices and
    (vii) potential effect of deregulation.

    Risks of Investing in Real Estate Securities

    The REAL ESTATE PORTFOLIO invests primarily in the real estate industry. In addition, the MFS TOTAL RETURN PORTFOLIO invests significantly in real estate securities. A Portfolio that invests primarily in the real estate industry is subject to the risks associated with the direct ownership of real estate. The Portfolio could also be subject to the risks of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Most of the Portfolios' investments are, and likely will continue to be, interests in Real Estate Investment Trusts ("REITs").

    Risks of Investing in "Non-Diversified" Portfolios

    The GLOBAL BOND, WORLDWIDE HIGH INCOME, "DOGS" OF WALL STREET, MFS MID-CAP GROWTH and MARSICO GROWTH PORTFOLIOS are organized as "non-diversified" Portfolios. A non-diversified Portfolio can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, a Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies. This will particularly affect the TECHNOLOGY, SMALL & MID CAP VALUE, FOREIGN VALUE and MARSICO GROWTH PORTFOLIOS.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the following Risk/Return Bar Charts and Tables are for Class 1 (formerly Class A) shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future. Performance information is not included for the Foreign Value and Small & Mid Cap Value Portfolios since they have not been in existence for at least one full calendar year.

--------------------------------------------------------------------------------

                           CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          CASH MANAGEMENT PORTFOLIO CLASS 1
                                                          ---------------------------------
1994                                                                    3.80%
1995                                                                    5.48%
1996                                                                    4.91%
1997                                                                    5.22%
1998                                                                    5.05%
1999                                                                    4.87%
2000                                                                    6.05%
2001                                                                    3.67%
2002                                                                    1.40%

During the period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ended 12/31/00) and the lowest return for a quarter was 0.27% (quarter ended 6/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 0.18%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR       YEARS     INCEPTION(1)
-------------------------------------------------------------------------------------------------
 Cash Management Portfolio Class 1                              1.40%      4.20%         4.30%
-------------------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is February 9, 1993.

--------------------------------------------------------------------------------

                            CORPORATE BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                           CORPORATE BOND PORTFOLIO CLASS 1
                                                           --------------------------------
1994                                                                    -3.19%
1995                                                                    17.78%
1996                                                                     4.49%
1997                                                                    10.90%
1998                                                                     6.05%
1999                                                                    -1.85%
2000                                                                     5.03%
2001                                                                     7.59%
2002                                                                     7.46%

During the period shown in the bar chart, the highest return for a quarter was 5.94% (quarter ended 06/30/95) and the lowest return for a quarter was -2.89% (quarter ended 03/31/94). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 2.77%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                      PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                         YEAR        YEARS      INCEPTION(1)
--------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio Class 1                              7.46%       4.79%          5.81%
--------------------------------------------------------------------------------------------------
 Lehman Brothers Corporate Bond Index(2)                      10.12%       7.12%          7.27%
--------------------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is July 1, 1993.

(2) The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

--------------------------------------------------------------------------------

                             GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GLOBAL BOND PORTFOLIO CLASS 1
                                                              -----------------------------
1994                                                                     -4.65%
1995                                                                     17.64%
1996                                                                      9.36%
1997                                                                     10.03%
1998                                                                     10.87%
1999                                                                     -1.05%
2000                                                                      9.27%
2001                                                                      5.05%
2002                                                                      5.88%

During the period shown in the bar chart, the highest return for a quarter was 5.66% (quarter ended 09/30/98) and the lowest return for a quarter was -3.97% (quarter ended 03/31/94). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 1.56%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                  PAST ONE       PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                     YEAR           YEARS      INCEPTION(1)
-------------------------------------------------------------------------------------------------
 Global Bond Portfolio Class 1                             5.88%          5.92%          6.91%
-------------------------------------------------------------------------------------------------
 J.P. Morgan Global Government Bond Index (hedged)(2)      8.40%          7.42%          7.94%
-------------------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is July 1, 1993.

(2) The J.P. Morgan Global Government Bond Index (hedged) tracks the performance of bonds throughout the world, including issues from Europe, Australia, the Far East and the United States.

--------------------------------------------------------------------------------

                           HIGH-YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                           HIGH-YIELD BOND PORTFOLIO CLASS 1
                                                           ---------------------------------
1994                                                                    -5.52%
1995                                                                    14.24%
1996                                                                    14.57%
1997                                                                    14.42%
1998                                                                    -2.95%
1999                                                                     6.50%
2000                                                                    -9.30%
2001                                                                    -4.30%
2002                                                                    -5.93%

During the period shown in the bar chart, the highest return for a quarter was 7.38% (quarter ended 09/30/97) and the lowest return for a quarter was -8.40% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 5.62%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                     PAST ONE      PAST FIVE      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                        YEAR          YEARS     INCEPTION(1)
--------------------------------------------------------------------------------------------------
 High-Yield Bond Portfolio Class 1                            -5.93%        -3.34%        3.07%
--------------------------------------------------------------------------------------------------
 Merrill Lynch High-Yield Master Index(2)                     -1.14%         1.24%        6.00%
--------------------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Merrill Lynch High-Yield Master Index includes publicly placed, nonconvertible, coupon-bearing U.S. domestic debt with a maturity of at least one year. Par amounts of all issues at the beginning and ending of each reporting period must be at least $10,000. Issues included in the index must have a rating that is less than investment grade but not in default.

--------------------------------------------------------------------------------

                        WORLDWIDE HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                    WORLDWIDE HIGH INCOME PORTFOLIO CLASS 1
                                                    ---------------------------------------
1995                                                                 20.97%
1996                                                                 25.32%
1997                                                                 15.54%
1998                                                                -17.07%
1999                                                                 19.31%
2000                                                                 -2.96%
2001                                                                 -3.20%
2002                                                                 -0.39%

During the period shown in the bar chart, the highest return for a quarter was 12.07% (quarter ended 06/30/95) and the lowest return for a quarter was -24.35% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 6.04%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE       PAST FIVE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 Worldwide High Income Portfolio Class 1                    -0.39%          -1.53%            5.81%
------------------------------------------------------------------------------------------------------
 First Boston High-Yield Bond Index(2)                       3.01%           1.42%            5.87%
------------------------------------------------------------------------------------------------------
 J.P. Morgan EMBI Global Index(3)                           13.11%           7.58%           12.38%
------------------------------------------------------------------------------------------------------
 Blended Index(4)                                            8.11%           4.78%            9.38%
------------------------------------------------------------------------------------------------------
 Blended Index(5)                                            8.71%           4.49%            9.45%
------------------------------------------------------------------------------------------------------
 J.P. Morgan EMBI Plus(6)                                   14.24%           7.18%           12.61%
------------------------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception returns for the comparative indices are as of the inception date month end.

(2) The First Boston High-Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated B or lower.

(3) The J.P. Morgan EMBI Global Index is a market-weighted index composed of U.S. dollar denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

(4) Effective August 1, 2002, the Portfolio selected a blended index comprised 50% of First Boston High-Yield Bond Index and 50% of J.P. Morgan Emerging Markets Bond Index (EMBI) Global Index for index comparison purposes, rather than First Boston High-Yield Bond Index and J.P. Morgan EMBI Plus. The Blended Index as modified better matches the asset and country composition of the Portfolio.

(5) Prior to August 1, 2002, the Portfolio used a blended index comprised 50% of the First Boston High-Yield Bond Index and 50% of the J.P. Morgan Emerging Markets Bond Index (EMBI) Plus.

(6) The J.P. Morgan EMBI Plus is a market-weighted index composed of all Brady Bonds outstanding; it includes Argentina, Brazil, Mexico, Nigeria, the Philippines and Venezuela.

--------------------------------------------------------------------------------

                         SUNAMERICA BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                      SUNAMERICA BALANCED PORTFOLIO CLASS 1
                                                      -------------------------------------
1997                                                                  24.48%
1998                                                                  24.61%
1999                                                                  21.40%
2000                                                                  -9.43%
2001                                                                 -13.14%
2002                                                                 -15.18%

During the period shown in the bar chart, the highest return for a quarter was 15.55% (quarter ended 12/31/98) and the lowest return for a quarter was -11.19% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -1.86%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE       PAST FIVE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 SunAmerica Balanced Portfolio Class 1                      -15.18%          0.19%            5.10%
------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%         -0.58%            5.83%
------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)                     10.26%          7.54%            8.17%
------------------------------------------------------------------------------------------------------
 Blended Index(4)                                            -9.05%          3.16%            6.95%
------------------------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 3, 1996.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(4) The Blended Index consists of 55% S&P 500 Index, 35% Lehman Brothers U.S. Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          MFS TOTAL RETURN PORTFOLIO CLASS 1
                                                          ----------------------------------
1995                                                                    27.64%
1996                                                                     9.94%
1997                                                                    16.90%
1998                                                                    19.53%
1999                                                                     2.88%
2000                                                                    17.01%
2001                                                                     0.52%
2002                                                                    -4.85%

During the period shown in the bar chart, the highest return for a quarter was 13.55% (quarter ended 12/31/98) and the lowest return for a quarter was -8.16% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -2.53%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE       PAST FIVE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio Class 1                          -4.85%          6.60%           10.44%
------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%         -0.58%            9.78%
------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)                     10.26%          7.54%            8.49%
------------------------------------------------------------------------------------------------------
 Blended Index(4)                                            -9.05%          3.16%            9.19%
------------------------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception returns for the comparative indices are as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(4) The Blended Index consists of 35% Lehman Brothers U.S. Aggregate Index, 55% S&P 500 Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

--------------------------------------------------------------------------------

                           ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          ASSET ALLOCATION PORTFOLIO CLASS 1
                                                          ----------------------------------
1994                                                                    -0.26%
1995                                                                    26.29%
1996                                                                    18.95%
1997                                                                    21.81%
1998                                                                     3.32%
1999                                                                     9.44%
2000                                                                    -0.31%
2001                                                                    -2.85%
2002                                                                    -7.51%

During the period shown in the bar chart, the highest return for a quarter was 11.05% (quarter ended 06/30/97) and the lowest return for a quarter was -8.76% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.78%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE       PAST FIVE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 Asset Allocation Portfolio Class 1                          -7.51%          0.25%            7.32%
------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%         -0.58%            9.31%
------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)                     10.26%          7.54%            7.16%
------------------------------------------------------------------------------------------------------
 Blended Index(4)                                            -9.81%          3.10%            8.79%
------------------------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is July 1, 1993.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(4) The Blended Index consists of 40% Lehman Brothers U.S. Aggregate Index and 60% S&P 500 Index.

--------------------------------------------------------------------------------

                           TELECOM UTILITY PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                           TELECOM UTILITY PORTFOLIO CLASS 1
                                                           ---------------------------------
1997                                                                     25.73%
1998                                                                     14.04%
1999                                                                      1.78%
2000                                                                     -9.00%
2001                                                                    -13.76%
2002                                                                    -23.77%

During the period shown in the bar chart, the highest return for a quarter was 12.85% (quarter ended 12/31/97) and the lowest return for a quarter was -18.24% (quarter ended 9/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -4.11%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                   PAST ONE       PAST FIVE        SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)                     YEAR           YEARS          INCEPTION(1)
-----------------------------------------------------------------------------------------------------
 Telecom Utility Portfolio Class 1                          -23.77%         -7.03%           -0.71%
-----------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%         -0.58%            5.83%
-----------------------------------------------------------------------------------------------------
 S&P Utility Index(3)                                       -29.99%         -4.41%            1.15%
-----------------------------------------------------------------------------------------------------
 S&P Telecommunication Services Index(3)                    -34.05%         -8.47%           -0.99%
-----------------------------------------------------------------------------------------------------
 Blended Index(3)                                           -31.29%         -5.72%            0.89%
-----------------------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 3, 1996.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Blended Index is comprised of 35% S&P Utility Index and 65% S&P Telecommunication Services Index (formerly, the S&P Communications Service Index), on a market capitalization weighted basis. The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries. The S&P Telecommunication Services Index is comprised of the companies listed in the telecommunications sectors of the S&P 400, 500, and 600. Created in July of 1996, the S&P Telecommunication Services Index includes cellular and wireless service providers including pagers, long distance providers and the telephone group companies (local service providers). Index change is a name change; the composition of the index remained substantially consistent.

--------------------------------------------------------------------------------

                            GROWTH-INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                            GROWTH-INCOME PORTFOLIO CLASS 1
                                                            -------------------------------
1994                                                                     -2.61%
1995                                                                     34.10%
1996                                                                     24.06%
1997                                                                     33.91%
1998                                                                     30.74%
1999                                                                     30.04%
2000                                                                     -8.34%
2001                                                                    -15.90%
2002                                                                    -21.15%

During the period shown in the bar chart, the highest return for a quarter was 28.51% (quarter ended 12/31/98) and the lowest return for a quarter was -19.39% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.81%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                   PAST ONE    PAST FIVE     SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)                     YEAR        YEARS       INCEPTION(1)
----------------------------------------------------------------------------------------------
 Growth-Income Portfolio Class 1                            -21.15%       0.66%        9.36%
----------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%      -0.58%        9.26%
----------------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                      FEDERATED AMERICAN LEADERS PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                               FEDERATED AMERICAN LEADERS PORTFOLIO CLASS 1
                                               --------------------------------------------
1997                                                              31.43%
1998                                                              17.96%
1999                                                               6.19%
2000                                                               2.39%
2001                                                              -2.33%
2002                                                             -19.78%

During the period shown in the bar chart, the highest return for a quarter was 16.10% (quarter ended 12/31/98) and the lowest return for a quarter was -19.38% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -5.67%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                   PAST ONE    PAST FIVE     SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)                     YEAR        YEARS       INCEPTION(1)
----------------------------------------------------------------------------------------------
 Federated American Leaders Portfolio Class 1(2)            -19.78%       0.10%        5.59%
----------------------------------------------------------------------------------------------
 S&P 500/Barra Value Index(3)                               -20.86%      -0.85%        5.15%
----------------------------------------------------------------------------------------------
 S&P 500 Index(4)                                           -22.10%      -0.58%        5.83%
----------------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 3, 1996.

(2) Prior to May 1, 2003, the Federated American Leaders Portfolio was named the Federated Value Portfolio.

(3) Effective May 1, 2003, the Portfolio has selected the S&P 500/Barra Value Index for performance comparisons. These indices are designed to differentiate between fast growing companies and slower growing or undervalued companies. Standard & Poor's and Barra cooperate to employ a price to book value calculation, whereby the market capitalization of an index (S&P 500, S&P MidCap 400, S&P SmallCap 600) is divided equally between growth and value. The growth and value definition are only available on the U.S. indices. The indices are rebalanced twice per year. The change in indices was made because the S&P/Barra Value Index correlates closely to the Portfolio's peer group.

(4) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                         DAVIS VENTURE VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                       DAVIS VENTURE VALUE PORTFOLIO CLASS 1
                                                       -------------------------------------
1995                                                                   37.45%
1996                                                                   24.76%
1997                                                                   34.32%
1998                                                                   13.73%
1999                                                                   16.11%
2000                                                                    9.47%
2001                                                                  -11.32%
2002                                                                  -16.77%

During the period shown in the bar chart, the highest return for a quarter was 21.07% (quarter ended 12/31/98) and the lowest return for a quarter was -14.87% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -4.66%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Davis Venture Value Portfolio Class 1                      -16.77%       1.30%         11.51%
------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -22.10%      -0.58%          9.78%
------------------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that the Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                        "DOGS" OF WALL STREET PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                       DOGS OF WALL STREET PORTFOLIO CLASS 1
                                                       -------------------------------------
1999                                                                  -7.08%
2000                                                                   2.94%
2001                                                                   7.91%
2002                                                                  -6.57%

During the period shown in the bar chart, the highest return for a quarter was 15.56% (quarter ended 06/30/99) and the lowest return for a quarter was -16.32% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -9.81%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                      PAST ONE     SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)                        YEAR       INCEPTION(1)
------------------------------------------------------------------------------------
 "Dogs" of Wall Street Portfolio Class 1                        -6.57%      -0.89%
------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%      -3.31%
------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is April 1, 1998.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those of smaller companies.

      --------------------------------------------------------------------------

                             ALLIANCE GROWTH PORTFOLIO
   -----------------------------------------------------------------------------

                                    (CLASS 1)*

                                    (BAR CHART)

                                                          ALLIANCE GROWTH PORTFOLIO CLASS 1
                                                          ---------------------------------
1994                                                                    -2.16%
1995                                                                    43.79%
1996                                                                    29.11%
1997                                                                    31.43%
1998                                                                    52.23%
1999                                                                    33.07%
2000                                                                   -19.47%
2001                                                                   -14.00%
2002                                                                   -31.26%

During the period shown in the bar chart, the highest return for a quarter was 32.57% (quarter ended 12/31/98) and the lowest return for a quarter was -16.67% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.86%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio Class 1                          -31.26%      -0.72%         10.00%
------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(2)                               -27.88%      -3.84%          6.89%
------------------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is February 9, 1993.

(2) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                        GOLDMAN SACHS RESEARCH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                   GOLDMAN SACHS RESEARCH PORTFOLIO CLASS 1
                                                   ----------------------------------------
2001                                                               -25.20%
2002                                                               -28.08%

During the period shown in the bar chart, the highest return for a quarter was 13.35% (quarter ended 12/31/01) and the lowest return for a quarter was -23.15% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -3.62%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Goldman Sachs Research Portfolio Class 1                      -28.08%        -22.68%
---------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%        -17.03%
---------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is July 5, 2000. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                  MFS MASSACHUSETTS INVESTORS TRUST PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                         MFS MASSACHUSETTS INVESTORS TRUST PORTFOLIO CLASS 1
                                         ---------------------------------------------------
1994                                                            -8.01%
1995                                                            32.10%
1996                                                            15.99%
1997                                                            23.22%
1998                                                            29.28%
1999                                                             5.93%
2000                                                            -0.32%
2001                                                           -16.04%
2002                                                           -21.00%

During the period shown in the bar chart, the highest return for a quarter was 22.03% (quarter ended 12/31/98) and the lowest return for a quarter was -15.56% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -3.95%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
-------------------------------------------------------------------------------------------------
 MFS Massachusetts Investors Trust Portfolio Class 1(2)     -21.00%      -1.97%          5.75%
-------------------------------------------------------------------------------------------------
 S&P 500 Index(3)                                           -22.10%      -0.58%          9.26%
-------------------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) Prior to May 1, 2003, the MFS Massachusetts Investors Trust Portfolio was named the MFS Growth and Income Portfolio.

(3) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                        PUTNAM GROWTH: VOYAGER PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                   PUTNAM GROWTH: VOYAGER PORTFOLIO CLASS 1
                                                   ----------------------------------------
1994                                                                -1.57%
1995                                                                24.75%
1996                                                                20.37%
1997                                                                32.48%
1998                                                                34.76%
1999                                                                29.71%
2000                                                               -18.06%
2001                                                               -24.16%
2002                                                               -26.41%

During the period shown in the bar chart, the highest return for a quarter was 25.28% (quarter ended 12/31/98) and the lowest return for a quarter was -19.65% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -1.60%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Putnam Growth: Voyager Portfolio Class 1(2)                -26.41%      -4.38%         4.92%
------------------------------------------------------------------------------------------------
 Russell 1000(R) Growth Index(3)                            -27.88%      -3.84%         6.89%
------------------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is February 9, 1993.

(2) Prior to May 1, 2003, the Putnam Growth: Voyager Portfolio was named Putnam Growth Portfolio.

(3) The Russell 1000(R) Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                           BLUE CHIP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          BLUE CHIP GROWTH PORTFOLIO CLASS 1
                                                          ----------------------------------
2001                                                                   -20.87%
2002                                                                   -29.26%

During the period shown in the bar chart, the highest return for a quarter was 12.86% (quarter ended 12/31/01) and the lowest return for a quarter was -19.10% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -1.03%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Blue Chip Growth Portfolio Class 1                            -29.26%        -25.00%
---------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%        -17.03%
---------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is July 5, 2000. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                             REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              REAL ESTATE PORTFOLIO CLASS 1
                                                              -----------------------------
1998                                                                     -15.36%
1999                                                                      -7.42%
2000                                                                      23.80%
2001                                                                       6.00%
2002                                                                       6.26%

During the period shown in the bar chart, the highest return for a quarter was 11.98% (quarter ended 06/30/99) and the lowest return for a quarter was -11.07% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 3.39%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
-------------------------------------------------------------------------------------------------
 Real Estate Portfolio Class 1                               6.26%       1.79%           4.69%
-------------------------------------------------------------------------------------------------
 Morgan Stanley REIT Index(2)                                3.64%       3.30%           6.16%
-------------------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 2, 1997.

(2) The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

--------------------------------------------------------------------------------

                          MFS MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                        MFS MID-CAP GROWTH PORTFOLIO CLASS 1
                                                        ------------------------------------
2000                                                                    9.61%
2001                                                                  -22.62%
2002                                                                  -47.17%

During the period shown in the bar chart, the highest return for a quarter was 26.80% (quarter ended 12/31/01) and the lowest return for a quarter was -35.89% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.17%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 MFS Mid-Cap Growth Portfolio Class 1                         -47.17%        -7.74%
--------------------------------------------------------------------------------------
 Russell 2000(R) Index(2)                                     -20.48%         0.28%
--------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is April 1, 1999.

(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                        AGGRESSIVE GROWTH PORTFOLIO CLASS 1
                                                        -----------------------------------
1997                                                                   12.35%
1998                                                                   17.43%
1999                                                                   84.66%
2000                                                                  -15.25%
2001                                                                  -31.70%
2002                                                                  -24.71%

During the period shown in the bar chart, the highest return for a quarter was 53.68% (quarter ended 12/31/99) and the lowest return for a quarter was -27.42% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -2.65%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio Class 1                        -24.71%      -1.12%         1.71%
------------------------------------------------------------------------------------------------
 Russell 3000(R) Index(2)                                   -21.54%      -0.71%         5.30%
------------------------------------------------------------------------------------------------
 Russell 2000(R) Index(3)                                   -20.48%      -1.36%         2.24%
------------------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 3, 1996.

(2) Effective May 1, 2003, the Portfolio has selected the Russell 3000(R) Index for performance comparisons. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The change in indices was made because the Russell 3000(R) Index is more representative of the Portfolio's investment strategy.

(3) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------

                         GROWTH OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                     GROWTH OPPORTUNITIES PORTFOLIO CLASS 1
                                                     --------------------------------------
2001                                                                -33.17%
2002                                                                -39.83%

During the period shown in the bar chart, the highest return for a quarter was 18.49% (quarter ended 12/31/01) and the lowest return for a quarter was -25.14% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 2.25%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Growth Opportunities Portfolio Class 1                        -39.83%        -33.90%
---------------------------------------------------------------------------------------
 S&P Mid Cap 400 Index(2)                                      -14.51%         -4.17%
---------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is July 5, 2000. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P Mid Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is also a market-value weighted index.

--------------------------------------------------------------------------------

                            MARSICO GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                           MARSICO GROWTH PORTFOLIO CLASS 1
                                                           --------------------------------
2001                                                                   -13.53%
2002                                                                   -11.24%

During the period shown in the bar chart, the highest return for a quarter was 10.85% (quarter ended 12/31/01) and the lowest return for a quarter was -14.66% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 0.52%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Marsico Growth Portfolio Class 1                              -11.24%        -12.36%
---------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -22.10%        -17.15%
---------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is December 29, 2000. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                              TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              TECHNOLOGY PORTFOLIO CLASS 1
                                                              ----------------------------
2001                                                                    -47.63%
2002                                                                    -49.29%

During the period shown in the bar chart, the highest return for a quarter was 40.64% (quarter ended 12/31/01) and the lowest return for a quarter was -45.25% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 0.56%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Technology Portfolio Class 1                                  -49.29%        -49.88%
---------------------------------------------------------------------------------------
 Nasdaq Composite Index(2)                                     -31.53%        -34.86%
---------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is July 5, 2000. The since inception return for the comparative index is as of the inception date month end.

(2) The Nasdaq Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks on The Nasdaq Stock Market.

--------------------------------------------------------------------------------

                   INTERNATIONAL GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                 INTERNATIONAL GROWTH AND INCOME PORTFOLIO
                                                                  CLASS 1
                                                 -----------------------------------------
1998                                                               10.83%
1999                                                               24.18%
2000                                                                1.16%
2001                                                              -22.24%
2002                                                              -20.89%

During the period shown in the bar chart, the highest return for a quarter was 16.93% (quarter ended 12/31/98) and the lowest return for a quarter was -23.49% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -7.82%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
--------------------------------------------------------------------------------
 International Growth and Income Portfolio Class 1          -20.89%      -3.05%        -1.67%
------------------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                         -15.94%      -2.89%        -3.20%
------------------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 2, 1997.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index represents the foreign stocks of 20 countries in Europe, Australasia and the Far East.

--------------------------------------------------------------------------------

                           GLOBAL EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                           GLOBAL EQUITIES PORTFOLIO CLASS 1
                                                           ---------------------------------
1994                                                                     -0.30%
1995                                                                     19.16%
1996                                                                     14.18%
1997                                                                     15.06%
1998                                                                     22.86%
1999                                                                     30.94%
2000                                                                    -17.26%
2001                                                                    -18.11%
2002                                                                    -26.79%

During the period shown in the bar chart, the highest return for a quarter was 25.50% (quarter ended 12/31/98) and the lowest return for a quarter was -20.67% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -4.02%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR        YEARS      INCEPTION(1)
---------------------------------------------------------------------------------------------------
 Global Equities Portfolio Class 1                             -26.79%      -4.41%         3.93%
---------------------------------------------------------------------------------------------------
 MSCI World Index(2)                                           -19.89%      -2.11%         6.08%
---------------------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) World Index measures the performance of companies representative of the market structure of 23 developed market countries in North America, Europe and Asia/Pacific regions.

--------------------------------------------------------------------------------

                  INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
                                                                  CLASS 1
                                                --------------------------------------------
1995                                                               10.34%
1996                                                                9.31%
1997                                                                6.37%
1998                                                               18.53%
1999                                                               24.59%
2000                                                              -18.32%
2001                                                              -24.02%
2002                                                              -28.48%

During the period shown in the bar chart, the highest return for a quarter was 17.56% (quarter ended 12/31/99) and the lowest return for a quarter was -26.49% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -8.07%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 International Diversified Equities Portfolio Class 1       -28.48%      -8.10%        -2.51%
------------------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                         -15.94%      -2.89%        -0.09%
------------------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East.

--------------------------------------------------------------------------------

                           EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                         EMERGING MARKETS PORTFOLIO CLASS 1
                                                         ----------------------------------
1998                                                                  -24.27%
1999                                                                   77.45%
2000                                                                  -36.38%
2001                                                                   -1.76%
2002                                                                   -7.14%

During the period shown in the bar chart, the highest return for a quarter was 38.80% (quarter ended 12/31/99) and the lowest return for a quarter was -22.17% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -6.86%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                      PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                         YEAR        YEARS      INCEPTION(1)
--------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio Class 1                           -7.14%       -4.85%        -7.41%
----------------------------------------------------------------------------------
 MSCI Emerging Markets Free Index(2)                          -6.00%       -4.58%        -8.05%
--------------------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is June 2, 1997.

(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on Class 3 shares if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                         CASH MANAGEMENT   CORPORATE BOND   GLOBAL BOND   HIGH-YIELD BOND   WORLDWIDE HIGH INCOME
                                            PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO            PORTFOLIO
                                         ---------------   --------------   -----------   ---------------   ---------------------
                                             CLASS 3          CLASS 3         CLASS 3         CLASS 3              CLASS 3
                                         ---------------   --------------   -----------   ---------------   ---------------------
Management Fees                               0.48%             0.59%          0.68%           0.64%                1.00%
Distribution and/or Service (12b-1)
  Fees                                        0.25%             0.25%          0.25%           0.25%                0.25%
Other Expenses(1)                             0.04%             0.06%          0.12%           0.11%                0.15%
Total Annual Portfolio Operating
  Expenses(1)                                 0.77%             0.90%          1.05%           1.00%                1.40%

                                           SUNAMERICA        MFS TOTAL         ASSET
                                            BALANCED           RETURN       ALLOCATION    TELECOM UTILITY       GROWTH-INCOME
                                            PORTFOLIO       PORTFOLIO(2)     PORTFOLIO     PORTFOLIO(2)         PORTFOLIO(2)
                                         ---------------   --------------   -----------   ---------------   ---------------------
                                             CLASS 3          CLASS 3         CLASS 3         CLASS 3              CLASS 3
                                         ---------------   --------------   -----------   ---------------   ---------------------
Management Fees                               0.61%             0.65%          0.60%           0.75%                0.54%
Distribution and/or Service (12b-1)
  Fees                                        0.25%             0.26%          0.25%           0.32%                0.26%
Other Expenses(1)                             0.07%             0.06%          0.06%           0.13%                0.04%
Total Annual Portfolio Operating
  Expenses(1)                                 0.93%             0.97%          0.91%           1.20%                0.84%

                                           FEDERATED
                                           AMERICAN                          "DOGS" OF
                                            LEADERS        DAVIS VENTURE    WALL STREET   ALLIANCE GROWTH       GOLDMAN SACHS
                                         PORTFOLIO(2)     VALUE PORTFOLIO    PORTFOLIO       PORTFOLIO      RESEARCH PORTFOLIO(3)
                                        ---------------   ---------------   -----------   ---------------   ---------------------
                                            CLASS 3           CLASS 3         CLASS 3         CLASS 3              CLASS 3
                                        ---------------   ---------------   -----------   ---------------   ---------------------
Management Fees                              0.69%             0.71%           0.60%           0.61%                1.20%
Distribution and/or Service (12b-1)
  Fees                                       0.26%             0.25%           0.25%           0.25%                0.25%
Other Expenses(1)                            0.06%             0.04%           0.09%           0.04%                0.24%
Total Annual Portfolio Operating
  Expenses(1)                                1.01%             1.00%           0.94%           0.90%                1.69%

                                              MFS             PUTNAM
                                         MASSACHUSETTS       GROWTH:        BLUE CHIP
                                        INVESTORS TRUST      VOYAGER          GROWTH        REAL ESTATE      MFS MID-CAP GROWTH
                                         PORTFOLIO(2)      PORTFOLIO(2)    PORTFOLIO(3)      PORTFOLIO          PORTFOLIO(2)
                                        ---------------   --------------   ------------   ---------------   ---------------------
                                            CLASS 3          CLASS 3         CLASS 3          CLASS 3              CLASS 3
                                        ---------------   --------------   ------------   ---------------   ---------------------
Management Fees                              0.70%             0.80%           0.70%           0.79%                0.75%
Distribution and/or Service (12b-1)
  Fees                                       0.27%             0.26%           0.25%           0.25%                0.27%
Other Expenses(1)                            0.06%             0.05%           0.24%           0.10%                0.07%
Total Annual Portfolio Operating
  Expenses(1)                                1.03%             1.11%           1.19%           1.14%                1.09%

                                                                            GROWTH
                                                AGGRESSIVE GROWTH        OPPORTUNITIES         MARSICO GROWTH
                                                    PORTFOLIO            PORTFOLIO(3)           PORTFOLIO(3)
                                             ------------------------   ---------------   -------------------------
                                                     CLASS 3                CLASS 3                CLASS 3
                                             ------------------------   ---------------   -------------------------
Management Fees                                       0.71%                  0.75%                  0.85%
Distribution and/or Service (12b-1) Fees              0.25%                  0.25%                  0.25%
Other Expenses(1)                                     0.06%                  0.32%                  0.19%
Total Annual Portfolio Operating
  Expenses(1)                                         1.02%                  1.32%                  1.29%

                                                                SMALL & MID
                                               TECHNOLOGY        CAP VALUE
                                              PORTFOLIO(2)     PORTFOLIO(3)
                                            ----------------   -------------
                                                CLASS 3           CLASS 3
                                            ----------------   -------------
Management Fees                                  1.20%             1.00%
Distribution and/or Service (12b-1) Fees         0.27%             0.25%
Other Expenses(1)                                0.28%             1.07%
Total Annual Portfolio Operating
  Expenses(1)                                    1.75%             2.32%

                                             INTERNATIONAL GROWTH AND   GLOBAL EQUITIES   INTERNATIONAL DIVERSIFIED
                                                INCOME PORTFOLIO]          PORTFOLIO         EQUITIES PORTFOLIO
                                             ------------------------   ---------------   -------------------------
                                                     CLASS 3                CLASS 3                CLASS 3
                                             ------------------------   ---------------   -------------------------
Management Fees                                       0.96%                  0.76%                  1.00%
Distribution and/or Service (12b-1) Fees              0.25%                  0.25%                  0.25%
Other Expenses(1)                                     0.26%                  0.17%                  0.22%
Total Annual Portfolio Operating
  Expenses(1)                                         1.47%                  1.18%                  1.47%

                                            EMERGING MARKETS   FOREIGN VALUE
                                               PORTFOLIO       PORTFOLIO(3)
                                            ----------------   -------------
                                                CLASS 3           CLASS 3
                                            ----------------   -------------
Management Fees                                  1.25%             1.03%
Distribution and/or Service (12b-1) Fees         0.25%             0.25%
Other Expenses(1)                                0.28%             1.10%
Total Annual Portfolio Operating
  Expenses(1)                                    1.78%             2.38%

---------------

(1) Class 3 "Other Expenses" and "Total Annual Portfolio Operating Expenses" are estimated.

(2) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's distribution fees have been reduced. "Distribution and/or Service (12b-1) Fees" does not take into account this expense reduction and are therefore higher than the actual "Distribution and/or Service (12b-1) Fees" of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" for Class 3 would have been as follows:

                                              CLASS 3
                                              -------
MFS Total Return Portfolio                     0.96%
Telecom Utility Portfolio                      1.13%
Growth-Income Portfolio                        0.83%
Federated American Leaders Portfolio           1.00%
MFS Massachusetts Investors Trust
  Portfolio                                    1.01%
Putnam Growth: Voyager Portfolio               1.10%
MFS Mid-Cap Growth Portfolio                   1.07%
Technology Portfolio                           1.73%

    These waivers and reimbursements will continue indefinitely, but may be terminated at any time.

(3) The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the following Portfolios do not exceed the amounts set forth below:

                                              CLASS 3
                                              -------
Goldman Sachs Research Portfolio               1.60%
Blue Chip Growth Portfolio                     1.10%
Growth Opportunities Portfolio                 1.25%
Marsico Growth Portfolio                       1.25%
Small & Mid Cap Portfolio                      1.75%
Foreign Value Portfolio                        2.05%

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the gross expenses shown in the fee table, your costs would be:

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Cash Management Portfolio.................................   $ 79     $246      $428      $  954
Corporate Bond Portfolio..................................     92      287       498       1,108
Global Bond Portfolio.....................................    107      334       579       1,283
High-Yield Bond Portfolio.................................    102      318       552       1,225
Worldwide High Income Portfolio...........................    143      443       766       1,680
SunAmerica Balanced Portfolio.............................     95      296       515       1,143
MFS Total Return Portfolio*...............................     99      309       536       1,190
Asset Allocation Portfolio................................     93      290       504       1,120
Telecom Utility Portfolio*................................    122      381       660       1,455
Growth-Income Portfolio*..................................     86      268       466       1,037
Federated American Leaders Portfolio*.....................    103      322       558       1,236
Davis Venture Value Portfolio.............................    102      318       552       1,225
"Dogs" of Wall Street Portfolio...........................     96      300       520       1,155
Alliance Growth Portfolio.................................     92      287       498       1,108
Goldman Sachs Research Portfolio*.........................    172      533       918       1,998
MFS Massachusetts Investors Trust Portfolio*..............    105      328       569       1,259
Putnam Growth: Voyager Portfolio*.........................    113      353       612       1,352
Blue Chip Growth Portfolio*...............................    121      378       654       1,443
Real Estate Portfolio.....................................    116      362       628       1,386
MFS Mid-Cap Growth Portfolio*.............................    111      347       601       1,329
Aggressive Growth Portfolio...............................    104      325       563       1,248
Growth Opportunities Portfolio*...........................    134      418       723       1,590
Marsico Growth Portfolio*.................................    131      409       708       1,556
Technology Portfolio*.....................................    178      551       949       2,062
Small & Mid Cap Value Portfolio*..........................    235      724        **          **
International Growth and Income Portfolio.................    150      465       803       1,757
Global Equities Portfolio.................................    120      375       649       1,432
International Diversified Equities Portfolio..............    150      465       803       1,757
Emerging Markets Portfolio................................    181      560       964       2,095
Foreign Value Portfolio*..................................    241      742        **          **

 * The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from directed brokerage arrangements. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time. The following are your costs after these fee waivers and/or expense reimbursements and expense reductions:

                                                              1 YEAR   3 YEAR   5 YEAR   10 YEAR
                                                              ------   ------   ------   -------
MFS Total Return Portfolio..................................   $ 98     $306     $531    $1,178
Telecom Utility Portfolio...................................    115      359      622     1,375
Growth-Income Portfolio.....................................     85      265      460     1,025
Federated American Leaders Portfolio........................    102      318      552     1,225
Goldman Sachs Research Portfolio............................    163      505      871     1,900
MFS Massachusetts Investors Trust Portfolio.................    103      322      558     1,236
Putnam Growth: Voyager Portfolio............................    112      350      606     1,340
Blue Chip Growth Portfolio..................................    112      350      606     1,340
MFS Mid-Cap Growth Portfolio................................    109      340      591     1,306
Growth Opportunities Portfolio..............................    127      397      686     1,511
Marsico Growth Portfolio....................................    127      397      686     1,511
Technology Portfolio........................................    176      545      939     2,041
Small & Mid Cap Value Portfolio.............................    178      551       **        **
Foreign Value Portfolio.....................................    208      643       **        **

** The Portfolio commenced operations August 1, 2002. It is only permissible to reflect costs of investing in a Portfolio that has been in operation for less than six months for periods up to 3-years.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Class 3 shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("SAAMCo"), the Trust's investment adviser and manager. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. Class 3 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class 1 and 2 shares are offered through a separate prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

DISTRIBUTION AND SERVICE (12b-1) PLAN

Class 3 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of such Class 3 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolios' Class 3 shares. Because these fees are paid out of each Portfolio's Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class 3 shares of each Portfolio (other than the Cash Management Portfolio) are also subject to distribution fees pursuant to a Rule 12b-1 plan. Each Portfolio may participate in directed brokerage programs whereby a portion of the brokerage commissions generated by a Portfolio will be used to make payments to AIG SunAmerica Capital Services, Inc. (the "Distributor"). The Distributor will use the money to pay for expenses designed to promote the sale of Class 3 shares of each Portfolio. Such payments to the Distributor will not exceed an annual rate of 0.75% of the average daily net assets of Class 3 shares of each Portfolio. Because these distribution fees are paid for out of directed brokerage, these fees will not increase the cost of your investment or affect your return.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. Securities for which quotations are not readily available or if a development/event occurs that may significantly impact the value of the securities then these securities are fair valued as determined pursuant to procedures adopted in good faith under the direction of the Trust's Trustees.

Because Class 3 shares are subject to service fees, while Class 1 shares are not, the net asset value per share of the Class 3 shares will generally be lower than the net asset value per share of the Class 1 shares of each Portfolio.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 3 shares are subject to service and distribution fees pursuant to a 12b-1 plan.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENT. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

The per share dividends on Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 3 shares are subject to service fees, while Class 1 shares are not.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

    ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET AND GOLDMAN SACHS
                              RESEARCH PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGY FOR THE "DOGS" OF WALL STREET PORTFOLIO

The "DOGS" OF WALL STREET PORTFOLIO employs a passively managed "buy and hold" strategy that annually selects the following 30 stocks: (1) the 10 highest yielding common stocks in the Dow Jones Industrial Average and (2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The stocks in the Portfolio will not change over the course of the year, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. The annual selection of the thirty stocks that meet these criteria takes place no later than January 15th, on the basis of information as of the preceding December 31st. Immediately after the Portfolio buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the Portfolio will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, the Adviser invests the additional funds in the selected stocks based on each stock's respective percentage of the Portfolio's assets. Due to purchases and redemptions of Portfolio shares during the year and changes in the market value of the stocks held by the Portfolio, it is likely that the weightings of the stocks in the Portfolio will fluctuate throughout the course of the year. This may result in the Portfolio investing more than 25% of its assets in the securities of issuers in the same industry, to the extent such investments are selected according to the Portfolio's stock selection criteria.

INVESTMENT STRATEGY FOR THE GOLDMAN SACHS RESEARCH PORTFOLIO

The Goldman Sachs Research Portfolio will invest at least 80% of its net assets in equity investments selected for their potential to achieve capital appreciation over the long term. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 40-50 companies that are considered by its Subadviser to be positioned for long-term growth or are positioned as value opportunities which, in the Subadviser's view, have identifiable competitive advantages and whose intrinsic value is not reflected in the stock price.

The Portfolio may invest in securities of any capitalization. Although the Portfolio will invest primarily in publicly traded U.S. securities (including securities of foreign issuers that are traded in the United States), it may invest up to 20% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

A committee of portfolio managers representing the Subadviser's Value and Growth investment teams will meet regularly to discuss stock selection and portfolio construction for the Portfolio. The Subadviser will rely on research generated by the portfolio managers/analysts that comprise the Subadviser's Value and Growth Investment teams. Under normal circumstances, the Portfolio expects its portfolio to be approximately balanced between value and growth opportunities. The Portfolio will be rebalanced annually or more frequently as opportunities arise.

The Portfolio may invest in the aggregate up to 20% of its net assets in fixed income securities, such as government, corporate and bank debt obligations.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.


-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------
                              CASH                                                     HIGH-YIELD        WORLDWIDE HIGH
                           MANAGEMENT        CORPORATE BOND       GLOBAL BOND             BOND               INCOME
-----------------------------------------------------------------------------------------------------------------------------
  What are the         - Fixed income      - Fixed income      - Fixed income      - Fixed income      - Foreign
  Portfolio's            securities:         securities:         securities:         securities:         securities:
  principal              - U.S. treasury     - corporate         - U.S. and non-     - junk bonds        - emerging
  investments?             bills               bonds               U.S.              - convertible         market
                         - agency            - investment          government          bonds               government
                           discount notes      grade fixed         securities        - preferred           securities
                         - commercial          income            - investment          stocks            - emerging
                           paper               securities          grade             - zero coupon         market
                         - corporate debt    - junk bonds          corporate           and deferred        corporate debt
                           instruments       - U.S.                bonds               interest bonds      instruments
                       - Short-term            government        - mortgage and                          - Eurobonds
                         investments           securities          asset-backed                          - Brady bonds
                         - repurchase                              securities                          - Junk bonds
                           agreements                          - Short-term
                         - bank                                  investments
                           obligations                         - Currency
                                                                 transactions
                                                               - Foreign
                                                                 securities
-----------------------------------------------------------------------------------------------------------------------------
  What other types of  N/A                 - Fixed income      - Options and       - Equity            - Currency
  investments or                             securities:         futures             securities:         transactions
  strategies may the                         - preferred       - Forward             - convertible     - Illiquid
  Portfolio use to a                           stocks            commitments           securities        securities (up
  significant extent?                        - zero coupon,    - Mortgage and        - warrants          to 15%)
                                               deferred          currency swaps    - Fixed income      - Borrowing for
                                               interest and    - Credit,             securities:         temporary or
                                               PIK bonds         interest- rate      - U.S.              emergency
                                               (up to 35%)       and total return      government        purposes
                                           - Foreign             swaps                 securities        (up to 33 1/3%)
                                             securities        - Hybrid              - investment
                                           - When-issued and     instruments           grade bonds
                                             delayed delivery  - Deferred          - Foreign
                                             transactions        interest bonds      securities
                                           - Illiquid          - Inverse floaters  - PIK bonds
                                             securities (up    - Illiquid          - Short-term
                                             to 15%)             securities (up      investments
                                           - Pass-through        to 15%)
                                             securities        - Pass-through
                                           - Convertible         securities
                                             securities        - Borrowing for
                                                                 temporary or
                                                                 emergency
                                                                 purposes
                                                                 (up to 33 1/3%)
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------
                              CASH                                                     HIGH-YIELD        WORLDWIDE HIGH
                           MANAGEMENT        CORPORATE BOND       GLOBAL BOND             BOND               INCOME
-----------------------------------------------------------------------------------------------------------------------------
  What other types of  - Short-term        - Short-term        - Mortgage dollar   - Borrowing for     - Hybrid
  investments may the    investments         investments         rolls               temporary or        instruments
  Portfolio use as       - municipal       - Defensive         - Zero coupon,        emergency         - Options and
  part of efficient        obligations       investments         deferred            purposes            Futures
  portfolio                                - Options and         interest and PIK    (up to 33 1/3%)   - Forward
  management or to                           futures             bonds             - Illiquid            commitments
  enhance return?                            (up to 10%)       - Firm commitments    securities
                                           - Borrowing for       and when-issued     (up to 15%)
                                             temporary or        or delayed --     - Loan
                                             emergency           delivery            participations
                                             purposes            transactions        and assignments
                                             (up to 33 1/3%)   - Forward           - Short sales
                                           - Securities          commitments       - Rights
                                             lending           - Loan
                                             (up to 33 1/3%)     participations
                                                                 and assignments
                                                               - Securities
                                                                 lending (up to
                                                                 33 1/3%)
                                                               - Interest rate
                                                                 swaps, caps and
                                                                 collars
-----------------------------------------------------------------------------------------------------------------------------
  What additional      - Interest rate     - Credit quality    - Interest rate     - Credit quality    - Foreign exposure
  risks normally         fluctuations      - Interest rate       fluctuations      - Interest rate     - Emerging markets
  affect the           - Securities          fluctuations      - Credit quality      fluctuations      - Credit quality
  Portfolio?             selection         - Market            - Currency          - Securities        - Interest rate
                                             volatility          volatility          selection           fluctuations
                                           - Small and medium  - Derivatives       - Market            - Illiquidity
                                             sized companies   - Market              volatility        - Securities
                                           - Securities          volatility        - Short sales         selection
                                             selection         - Non-diversified     risks             - Market
                                                                 status                                  volatility
                                                               - Foreign exposure                      - Currency
                                                               - Hedging                                 volatility
                                                               - Securities                            - Derivatives
                                                                 selection                             - Non-diversified
                                                                                                         status
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                              BALANCED OR ASSET ALLOCATION PORTFOLIOS
---------------------------------------------------------------------------------------------------
                           SUNAMERICA
                            BALANCED               MFS TOTAL RETURN           ASSET ALLOCATION
---------------------------------------------------------------------------------------------------
  What are the      - Equity securities:       - Equity securities (at    - Equity securities:
  Portfolio's         - common stocks            least 40%, but not more    - common stocks
  principal         - Fixed income               than 75%):                 - convertible
  investments?        securities:                - common stocks              securities
                      - U.S. government          - convertible              - warrants
                        securities                 securities               - rights
                      - corporate debt           - rights                 - Fixed income
                        instruments            - Fixed income securities    securities:
                                                 (at least 25%):            - U.S. government
                                                 - U.S. government            securities
                                                   securities               - investment grade
                                                 - pass-through               corporate bonds
                                                   securities               - preferred stocks
                                                 - corporate debt           - junk bonds (up to 25%
                                                   instruments                of fixed income
                                                 - preferred stocks           investments)
                                                                            - senior securities
                                                                            - pass-through
                                                                              securities
                                                                          - REITs
                                                                          - Registered investment
                                                                            companies
                                                                          - Foreign securities
                                                                          - Hybrid instruments
                                                                          - Illiquid securities (up
                                                                            to 15%)
---------------------------------------------------------------------------------------------------
  What other types  - Equity securities:       - Foreign securities (up   - Equity securities:
  of investments      - small-cap stocks (up     to 20%):                   - small-cap stocks
  or strategies         to 20%)                  - Brady bonds              - convertible
  may the           - Short-term investments     - depositary receipts        securities
  Portfolio use to  - Defensive investments      - fixed income           - Foreign securities:
  a significant     - Foreign securities           securities (U.S.         - ADRs, GDRs and EDRs
  extent?           - Illiquid securities (up      dollar denominated)      - emerging markets
                      to 15%)                  - Junk bonds (up to 20%)   - Equity swaps
                                               - Securities lending (up   - Hybrid instruments
                                                 to 33 1/3%)              - Currency transactions
                                               - Emerging markets         - Futures
                                                                          - Forward commitments
                                                                          - Mortgage dollar rolls
                                                                          - Deferred interest bonds
---------------------------------------------------------------------------------------------------
  What other types  - Options and futures      - Municipal bonds          - Options and futures
  of investments    - Currency transactions    - Warrants                 - Short-term investments
  may the           - Borrowing for temporary  - Zero-coupon, deferred    - Firm commitment
  Portfolio use as    or emergency purposes      interest and PIK bonds     agreements
  part of             (up to 33 1/3%)            when-issued and          - When-issued and
  efficient         - Securities lending (up     delayed-delivery           delayed-delivery
  portfolio           to 33 1/3%)                transactions               transactions
  management or to                             - Hybrid instruments       - Zero coupon bonds
  enhance return?                              - Inverse floaters         - Interest rate swaps,
                                               - Options and futures        caps, floors and
                                               - Currency transactions      collars
                                               - Forward commitments      - Securities lending (up
                                               - Registered investment      to 33 1/3%)
                                                 companies                - Loan participations and
                                               - Short-term investments     assignments
                                               - Loan participations      - Defensive investments
                                               - Equity swaps             - Borrowing for temporary
                                                                            or emergency purposes
                                                                            (up to 33 1/3%)
---------------------------------------------------------------------------------------------------
  What additional   - Market volatility        - Securities selection     - Market volatility
  risks normally    - Interest rate            - Market volatility        - Securities selection
  affect the          fluctuations             - Foreign exposure         - Interest rate
  Portfolio?        - Credit quality           - Interest rate              fluctuations
                    - Currency volatility        fluctuations             - Credit quality
                    - Foreign exposure         - Credit quality           - Currency volatility
                    - Derivatives              - Active trading           - Foreign exposure
                    - Hedging                  - Prepayment               - Derivatives
                    - Securities selection                                - Hedging
                                                                          - Growth stocks
---------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                         EQUITY PORTFOLIOS
----------------------------------------------------------------------------------------------------
                  TELECOM UTILITY      GROWTH-INCOME         FEDERATED
                                                          AMERICAN LEADERS   DAVIS VENTURE VALUE
----------------------------------------------------------------------------------------------------
  What are the   - Equity            - Equity            - Equity            - Equity
  Portfolio's      securities:         securities:         securities:         securities:
  principal        - mid-cap stocks    - large-cap         - large-cap         - large-cap
  investments?     - large-cap           stocks              stocks              stocks
                     stocks            - mid-cap stocks
                   - small-cap
                     stocks
                   - convertible
                     securities
                 - REITs
----------------------------------------------------------------------------------------------------
  What other     - Fixed income      - Foreign           - Equity            - Mid-cap stocks
  types of         securities:         securities          securities:       - Foreign
  investments      - corporate         (up to 25%)         - mid-cap stocks    securities
  or strategies      bonds                               - Foreign
  may the          - investment                            securities:
  Portfolio use      grade fixed                           - ADRs
  to a               income
  significant        securities
  extent?          - preferred
                     stocks
----------------------------------------------------------------------------------------------------
  What other     - Short-term        - Short-term        - Short-term        - Short-term
  types of         investments         investments         investments         investments
  investments    - Defensive         - Defensive         - Defensive         - Defensive
  may the          investments         investments         investments         investments
  Portfolio use  - Options and       - Borrowing for     - Options and       - U.S. government
  as part of       futures             temporary or        futures             securities
  efficient      - Borrowing for       emergency         - Borrowing for
  portfolio        temporary or        purposes            temporary or
  management or    emergency           (up to 33 1/3%)     emergency
  to enhance       purposes (up to   - Options and         purposes
  return?          33 1/3%)            futures             (up to 33 1/3%)
                 - Securities                            - Securities
                   lending                                 lending
                   (up to 33 1/3%)                         (up to 33 1/3%)
                 - ETFs
----------------------------------------------------------------------------------------------------
  What           - Market            - Market            - Market            - Market volatility
  additional       volatility          volatility          volatility        - Securities
  risks          - Utility industry  - Securities        - Securities          selection
  normally       - Active trading      selection           selection
  affect the     - Securities        - Active trading
  Portfolio?       selection         - Growth stocks
----------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                        EQUITY PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------------------
                    "DOGS" OF WALL                              GOLDMAN SACHS       MFS MASSACHUSETTS
                        STREET           ALLIANCE GROWTH           RESEARCH          INVESTORS TRUST        MARSICO GROWTH
---------------------------------------------------------------------------------------------------------------------------------
  What are the   - Equity securities:  - Equity securities:  - Equity securities:  - Equity securities   - Equity securities:
  Portfolio's      - large-cap stocks    - large-cap stocks    - common stocks       (at least 65%):       - large-cap stocks
  principal                                                    - warrants            - common stocks
  investments?                                                 - rights              - convertible
                                                               - convertible           securities
                                                                 securities        - Fixed income
                                                             - Equity swaps          securities:
                                                               (up to 15%)           - preferred stocks
                                                             - Preferred stocks    - Foreign
                                                             - Emerging market       securities:
                                                               securities            - depositary
                                                                                       receipts
---------------------------------------------------------------------------------------------------------------------------------
  What other     N/A                   - Foreign securities  - Small-cap stocks    - Foreign securities  - Foreign securities
  types of                               (up to 25%)         - Currency              (up to 20%)           (up to 25%)
  investments                                                  transactions        - Securities lending  - Fixed income
  may the                                                    - Futures               (up to 33 1/3%)       securities:
  Portfolio or                                               - Foreign securities                          - U.S. government
  strategies                                                   (up to 20%)                                   securities
  use to a                                                   - Hybrid instruments                          - preferred stocks
  significant                                                  (up to 15%);                                - junk bonds
  extent?                                                      - structured                                  (up to 10%)
                                                                 securities                                - investment grade
                                                               - SPDRs (up to                                fixed income
                                                                 10%)                                        securities
                                                             - Registered                                  - zero-coupon,
                                                               investment                                    deferred
                                                               companies (up to                              interest and PIK
                                                               10% and including                             bonds
                                                               ETFs)                                     - Convertible
                                                             - REITs                                       securities
                                                             - U.S. government                           - Warrants
                                                               securities                                - Forward commitment
                                                             - Corporate debt                              agreements
                                                               instruments                               - When-issued and
                                                             - Short-term                                  delayed-delivery
                                                               investments                                 transactions
                                                             - Junk bonds (up to
                                                               10%)
---------------------------------------------------------------------------------------------------------------------------------
  What other     - Short-term          - Short-term          - Options             - Warrants            - Short-term
  types of         investments           investments         - Currency            - Zero-coupon,          investments
  investments    - Defensive           - Defensive             transactions          deferred interest   - Defensive
  may the          investments           investments         - Forward               and PIK bonds         instruments
  Portfolio use  - Borrowing for       - Borrowing for         commitments         - Short sales         - Options and
  as part of       temporary or          temporary or        - When-issued and     - When-issued and       futures
  efficient        emergency purposes    emergency purposes    delayed delivery      delayed-delivery    - Borrowing for
  portfolio        (up to 33 1/3%)       (up to 33 1/3%)     - Borrowing for         transactions          temporary or
  management or  - Options and         - Options and           temporary or        - Futures               emergency purposes
  to enhance       futures               futures               emergency purposes  - Currency              (up to 33 1/3%)
  return?                                                      (up to 33 1/3%)       transactions        - Illiquid
                                                             - Short sales         - Forward               securities
                                                               (up to 25% and        commitments           (up to 15%)
                                                               only "against the   - Registered          - Currency
                                                               box")                 investment            transactions
                                                             - Securities lending    companies
                                                               (up to 33 1/3%)     - Short-term
                                                             - Repurchase            investments
                                                               agreements          - Rights
                                                             - Custodial receipts  - Emerging markets
                                                               and trust
                                                               certificates
---------------------------------------------------------------------------------------------------------------------------------
  What           - Market volatility   - Market volatility   - Market volatility   - Market volatility   - Market volatility
  additional     - Securities          - Securities          - Securities          - Securities          - Securities
  risks            selection             selection             selection             selection             selection
  normally       - Non-diversified     - Active trading      - Credit quality      - Medium sized        - Non-diversified
  affect the       status              - Growth stocks       - Derivatives           companies             status
  Portfolio?     - Illiquidity                               - Illiquidity         - Growth stocks       - Foreign exposure
                 - Passively managed                         - Interest rate                             - Technology sector
                   strategy                                    fluctuation                               - Growth stocks
                                                             - Small companies
                                                             - Real estate
                                                               industry
                                                             - Foreign exposure
                                                             - Unseasoned
                                                               companies
                                                             - Growth stocks
                                                             - Short sale risks
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                  EQUITY PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------
                          PUTNAM GROWTH:                                                         MFS MID-CAP
                              VOYAGER           BLUE CHIP GROWTH          REAL ESTATE              GROWTH
---------------------------------------------------------------------------------------------------------------------
  What are the         - Equity securities    - Equity securities:   - Equity securities:   - Equity securities:
  Portfolio's                                   - large-cap stocks     - mid-cap stocks       - common stocks
  principal                                     - mid-cap stocks       - small-cap stocks     - mid-cap stocks
  investments?                                                       - Fixed income           - convertible
                                                                       securities:              securities
                                                                       - preferred stocks   - Fixed income
                                                                     - REITs                  securities:
                                                                                              - preferred stocks
                                                                                            - Foreign securities:
                                                                                              - depositary
                                                                                                receipts
---------------------------------------------------------------------------------------------------------------------
  What other types of  N/A                    - Small-cap stocks     - Convertible stocks   - Foreign securities
  investments or                              - Foreign securities   - Foreign securities     (up to 20%)
  strategies may the                                                 - Junk bonds           - Junk bonds
  Portfolio use to a                                                   (up to 5%)             (up to 10%)
  significant extent?                                                - Corporate bonds
---------------------------------------------------------------------------------------------------------------------
  What other types of  - Short-term           - Short-term           - Short-term           - Warrants
  investments may the    investments            investments            investments          - Rights
  Portfolio use as     - Currency               (up to 10%)          - Defensive            - Corporate debt
  part of efficient      transactions         - Defensive              investments            instruments
  portfolio            - Defensive              instruments          - U.S. government      - U.S. government
  management or to       investments          - Options and futures    securities             securities
  enhance return?      - Borrowing for        - Borrowing for                               - Zero-coupon,
                         temporary or           temporary or                                  deferred interest
                         emergency purposes     emergency purposes                            and PIK bonds
                       - Options and futures    (up to 33 1/3%)                             - Short sales
                       - Warrants             - Securities lending                          - When-issued and
                       - Hybrid instruments     (up to 33 1/3%)                               delayed-delivery
                                                                                              transactions
                                                                                            - Options and futures
                                                                                            - Currency
                                                                                              transactions
                                                                                            - Forward commitments
                                                                                            - Registered
                                                                                              investment
                                                                                              companies
                                                                                            - Short-term
                                                                                              investments
                                                                                            - Securities lending
                                                                                              (up to 33 1/3%)
---------------------------------------------------------------------------------------------------------------------
  What additional      - Market volatility    - Market volatility    - Market volatility    - Market volatility
  risks normally       - Securities           - Securities           - Securities           - Securities
  affect the             selection              selection              selection              selection
  Portfolio?           - Growth stocks        - Active trading       - Real estate          - Medium sized
                       - IPO investing        - Interest rate          industry               companies
                       - Derivatives            fluctuation          - Small and medium     - Foreign exposure
                       - Hedging              - Growth stocks          sized companies      - Emerging markets
                                              - Derivatives                                 - Growth stocks
                                              - Hedging                                     - Non-diversified
                                                                                              status
                                                                                            - Active trading
                                                                                            - Derivatives
                                                                                            - Hedging
                                                                                            - Credit quality
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                          EQUITY PORTFOLIOS
---------------------------------------------------------------------------------------------------------
                                                                                    SMALL & MID CAP
                    AGGRESSIVE GROWTH   GROWTH OPPORTUNITIES       TECHNOLOGY       VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity securities:   - Equity            - Equity
  Portfolio's         securities:         - mid-cap stocks       securities:         securities
  principal           - small-cap                                - large-cap         - small- and
  investments?          stocks                                     stocks              mid-cap stocks
                      - mid-cap stocks                           - mid-cap stocks
                      - convertible                              - small-cap
                        securities                                 stocks
                      - warrants
                    - Defensive
                      investments
                    - Options and
                      futures
---------------------------------------------------------------------------------------------------------
  What other types  - Large-cap stocks  - Small-cap stocks     - Foreign           - Foreign
  of investments                        - Large-cap stocks       securities          securities (up
  or strategies                                                                      to 15%)
  may the                                                                          - Convertible
  Portfolio use to                                                                   securities (up
  a significant                                                                      to 20%)
  extent?                                                                          - Illiquid
                                                                                     securities (up
                                                                                     to 15%)
                                                                                   - Rights and
                                                                                     warrants (up to
                                                                                     10%)
                                                                                   - Options and
                                                                                     futures
---------------------------------------------------------------------------------------------------------
  What other types  - Borrowing for     - Short-term           - Warrants          - Derivatives
  of investments      temporary or        investments          - Rights              - put and call
  may the             emergency           (up to 10%)          - Illiquid              options (U.S.
  Portfolio use as    purposes          - Defensive              securities            and non-U.S.
  part of             (up to 33 1/3%)     investments            (up to 15%)             exchanges)
  efficient         - Options and       - Options and futures  - Options and         - futures
  portfolio           futures                                    futures               contracts
  management or to  - Illiquid                                                       - forward
  enhance return?     securities                                                       commitments
                      (up to 15%)                                                    - swaps
                    - Short-term                                                   - Short sales
                      investments                                                  - Currency swaps
                                                                                   - Forward currency
                                                                                     exchange
                                                                                     contracts
                                                                                   - Repurchase
                                                                                     agreements
                                                                                   - Borrowing for
                                                                                     temporary or
                                                                                     emergency
                                                                                       purposes (up
                                                                                     to 33 1/3%)
                                                                                   - Securities
                                                                                     lending
                                                                                     (up to 33 1/3%)
                                                                                   - Short-term
                                                                                     investments
                                                                                     - cash
                                                                                     - cash
                                                                                       equivalents
                                                                                     - other high
                                                                                       quality short-
                                                                                       term
                                                                                       investments
                                                                                     - money market
                                                                                       securities
                                                                                     - short-term
                                                                                       debt
                                                                                       securities
---------------------------------------------------------------------------------------------------------
  What additional   - Market            - Market volatility    - Market            - Small and medium
  risks normally      volatility        - Securities             volatility          sized companies
  affect the        - Securities          selection            - Securities        - Market
  Portfolio?          selection         - Small and medium       selection           volatility
                    - IPO investing       sized companies      - Technology        - Securities
                    - Illiquidity       - Derivatives            sector              selection
                    - Interest rate     - Hedging              - IPO investing     - Sector risk
                      fluctuations      - Growth stocks        - Derivatives       - Foreign exposure
                    - Small and medium  - Technology sector    - Active trading    - Currency
                      sized companies                          - Growth stocks       volatility
                    - Credit quality                           - Foreign exposure  - Derivatives
                    - Derivatives                              - Small and medium  - Credit quality
                    - Hedging                                    sized companies   - Interest rate
                    - Emerging markets                         - Hedging             fluctuations
                    - Growth stocks                                                - Illiquidity
                    - Active trading                                               - Short sale risk
                    - Technology                                                   - Leverage risk
                      sector                                                       - Hedging
---------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                INTERNATIONAL PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------
                      INTERNATIONAL                             INTERNATIONAL                            FOREIGN VALUE
                    GROWTH AND INCOME    GLOBAL EQUITIES    DIVERSIFIED EQUITIES    EMERGING MARKETS       PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity securities    - Equity            - Foreign
  Portfolio's         securities:         securities:       - Foreign securities     securities:         securities
  principal           - large-cap         - large-cap                                - small-cap         - emerging
  investments?          stocks              stocks                                     stocks              markets (up to
                        (foreign)         - mid-cap stocks                           - mid-cap stocks      25%)
                    - Foreign           - Foreign                                  - Foreign             - ADRs, EDRs and
                      securities          securities                                 securities            GDRs
                                                                                                         - foreign debt
                                                                                                           securities (up
                                                                                                           to 25%)
                                                                                                       - Equity
                                                                                                         securities
-------------------------------------------------------------------------------------------------------------------------
  What other types  - Equity            N/A                 - Equity securities:   - Hybrid            - Unlisted foreign
  of investments      securities:                             - convertible          instruments         securities (up
  or strategies       - mid-cap stocks                          securities         - Equity swaps        to 15%)
  may the               (foreign)                             - warrants                               - Securities with
  Portfolio use to  - Foreign                                 - rights                                   limited
  a significant       securities:                                                                        trading market
  extent?             - emerging                                                                         (up to 10%)
                        markets                                                                        - Derivatives
                                                                                                       - Swaps
                                                                                                       - Illiquid
                                                                                                         securities (up
                                                                                                         to 15%)
-------------------------------------------------------------------------------------------------------------------------
  What other types  - Equity            - Short-term        - Short-term           N/A                 - Short-term
  of investments      securities:         investments         investments                                investments
  may the             - small-cap       - Currency          - Defensive                                  - cash
  Portfolio use as      stocks            transactions        investments                                - cash
  part of               (foreign)       - Defensive         - Currency                                     equivalents
  efficient           - large-cap         investments         transactions                               - other high
  portfolio             stocks (U.S.)   - Borrowing for     - Illiquid securities                          quality
  management or to  - Currency            temporary or        (up to 15%)                                  short-term
  enhance return?     transactions        emergency         - Options and futures                          investments
                    - Short-term          purposes (up to   - Forward commitments                        - money market
                      investments         33 1/3%)          - Registered                                   securities
                    - Hybrid            - Options and         investment                                 - short-term
                      instruments         futures             companies                                    debt
                    - Equity swaps                          - Firm commitment                              securities
                                                              agreements                               - Fixed income
                                                            - Securities lending                         securities
                                                              (up to 33 1/3%)                            - U.S. and
                                                                                                           foreign
                                                                                                           companies
                                                                                                         - U.S. and
                                                                                                           foreign
                                                                                                           governments
                                                                                                       - Unseasoned
                                                                                                         companies (up to
                                                                                                         5%)
                                                                                                       - Warrants (up to
                                                                                                         5%)
                                                                                                       - Junk bonds (up
                                                                                                         to 5%)
                                                                                                       - Swaps (up to 5%)
                                                                                                       - Borrowing for
                                                                                                         temporary or
                                                                                                         emergency
                                                                                                           purposes (up
                                                                                                         to 33 1/2%)
-------------------------------------------------------------------------------------------------------------------------
  What additional   - Currency          - Market            - Market volatility    - Currency          - Foreign exposure
  risks normally      volatility          volatility        - Foreign exposure       volatility        - Currency
  affect the        - Foreign exposure  - Securities        - Securities           - Foreign exposure    volatility
  Portfolio?        - Market              selection           selection            - Emerging markets  - Market
                      volatility        - Active trading    - Emerging markets     - Growth stocks       volatility
                    - IPO investing     - Currency          - Growth stocks        - IPO investing     - Securities
                    - Securities          volatility        - Active trading       - Market              selection
                      selection         - Foreign exposure  - Currency volatility    volatility        - Technology
                    - Hedging           - Growth stocks     - Sector risk          - Securities          sector
                    - Growth stocks     - Derivatives       - Derivatives            selection         - Financial
                                        - Hedging           - Hedging                                    institutions
                                                                                                         sector
                                                                                                       - Emerging markets
                                                                                                       - Hedging
                                                                                                       - Sector risk
                                                                                                       - Derivatives
                                                                                                       - Interest rate
                                                                                                         fluctuations
                                                                                                       - Credit quality
                                                                                                       - Illiquidity
                                                                                                       - Unseasoned
                                                                                                         companies
                                                                                                       - Junk bonds
                                                                                                       - Leverage risk
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CREDIT SWAPS involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

CURRENCY SWAPS involve the exchange of the parties' respective rights to make or receive payments in specified currencies.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

CUSTODIAL RECEIPTS AND TRUST CERTIFICATES represent interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which a Portfolio may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes, a Portfolio is not considered to be the owner of the underlying securities held in the custodial or trust account, the Portfolio may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000(R) Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Midcap(R) Index, and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above/or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - HIGH INCOME SECURITIES, with respect to the Worldwide High Income Portfolio, are defined as medium and lower-grade income securities, which include securities rated at the time of purchase BBB or lower by Standard & Poor's ("S&P") or rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") and unrated securities determined by the Subadviser to be comparable quality at the time of purchase.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's. INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser. With respect to the FOREIGN VALUE PORTFOLIO, foreign securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

HYBRID INSTRUMENTS, such as INDEXED (i.e., Standard and Poor's Depositary Receipts ("SPDRs") and iShares(SM)) STRUCTURED SECURITIES and other EXCHANGE TRADED FUNDS ("ETFS"), can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MORTGAGE SWAPS are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write
(sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. With respect to the Cash Management Portfolio, short-term investments may also include investment in taxable municipal obligations which are debt obligations of a state or local government entity and an outgrowth of the Tax Reform Act of 1986, which restricted the issuance of traditional tax-exempt securities. Taxable municipal bonds are issued as private purpose bonds to finance such prohibited projects as a sports stadium, as municipal revenue bonds where caps apply, or as public purpose bonds where the 10% private use limitation has been exceeded.

TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

IPO INVESTING: A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPOs") exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated in significant amounts over short periods of time.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NON-DIVERSIFIED STATUS: Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

PASSIVELY MANAGED STRATEGY: A Portfolio following a passively managed strategy will not deviate from its investment strategy. In the case of "Dogs" of Wall Street Portfolio, this entails buying and holding thirty stocks selected through objective selection criteria (except to the extent necessary to comply with applicable federal tax laws). In other cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks over the course of a year, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

REAL ESTATE INDUSTRY: Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.

SECTOR RISK: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT SALE RISKS: Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors.

UNSEASONED COMPANIES: Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

UTILITY INDUSTRY: Risks include (i) utility companies' difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices; and
(vii) potential effect of deregulation.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $31 billion as of December 31, 2002. SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Strategic Investment Series, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2003, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                  PORTFOLIO                              FEE
                  ---------                              ---
Cash Management Portfolio....................            0.48%
Corporate Bond Portfolio.....................            0.59%
Global Bond Portfolio........................            0.68%
High-Yield Bond Portfolio....................            0.64%
Worldwide High Income Portfolio..............            1.00%
SunAmerica Balanced Portfolio................            0.61%
MFS Total Return Portfolio...................            0.65%
Asset Allocation Portfolio...................            0.60%
Telecom Utility Portfolio....................            0.75%
Growth-Income Portfolio......................            0.54%
Federated American Leaders Portfolio.........            0.69%
Davis Venture Value Portfolio................            0.71%
"Dogs" of Wall Street Portfolio..............            0.60%
Alliance Growth Portfolio....................            0.61%
Goldman Sachs Research Portfolio.............            1.20%
MFS Massachusetts Investors Trust
  Portfolio..................................            0.70%
Putnam Growth: Voyager Portfolio.............            0.80%
Blue Chip Growth Portfolio...................            0.70%
Real Estate Portfolio........................            0.79%
MFS Mid-Cap Growth Portfolio.................            0.75%

                  PORTFOLIO                              FEE
                  ---------                              ---
Aggressive Growth Portfolio..................            0.71%
Growth Opportunities Portfolio...............            0.75%
Marsico Growth Portfolio.....................            0.85%
Technology Portfolio.........................            1.20%
International Growth and Income Portfolio....            0.96%
Global Equities Portfolio....................            0.76%
International Diversified Equities
  Portfolio..................................            1.00%
Emerging Markets Portfolio...................            1.25%

The annual rate of the investment advisory fee payable by the following Portfolios to SAAMCo is equal to the following percentage of average daily net assets:

              PORTFOLIO                                   FEE
              ---------                                   ---
Foreign Value Portfolio..............    1.025% on the first $50 million
                                         0.865% on the next $150 million
                                         0.775% on the next $300 million
                                         0.75% thereafter
Small & Mid Cap Value Portfolio......    1.00%

INFORMATION ABOUT THE SUBADVISERS

ALLIANCE CAPITAL MANAGEMENT L.P. (Alliance) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading global investment management firm. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. Alliance does business in certain circumstances, including its role as Subadviser to the Small & Mid Cap Value Portfolio of the Trust, using the name AllianceBernstein Institutional Investment Management (AllianceBernstein). AllianceBernstein is the institutional marketing and client servicing unit of Alliance. As of December 31, 2002, Alliance had approximately $386 billion in assets under management.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) is located at One Bank of America Plaza, Charlotte, NC 28255. BACAP is dedicated to providing responsible investment management and superior service and manages money for corporations, endowments and foundations, public funds/municipalities and individuals. As of December 31, 2002, BACAP and its affiliates had over $310 billion in assets under management.

DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISORS (Davis) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by SAAMCo) for the assets of the Portfolios allocated to it. As of December 31, 2002, Davis had approximately $33.6 billion in assets under management.

FEDERATED INVESTMENT COUNSELING (Federated) is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated and its affiliate companies serves as investment adviser to a number of investment companies and private accounts. As of December 31, 2002, Federated had approximately $195 billion in assets under management.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. (GSAM) is located at 32 Old Slip, New York, NY 10005. GSAM registered as an investment adviser in 1990. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (Goldman

Sachs) served as the investment adviser for the Goldman Sachs Research and Global Bond Portfolios. On or about April 26, 2003, GSAM assumed Goldman Sachs' investment advisory responsibilities for these Portfolios. GSAM is one of the leading global investment managers, serving a wide range of clients including pension funds, foundations and insurance companies and individual investors. As of December 31, 2002, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had approximately $329.6 billion in assets under management.

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL (GSAM-International), a business unit of the Investment Management Division of Goldman Sachs, is located at Christchurch Court 10-15 Newgate Street, London ECIA 7HD, England. GSAM-International has been a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, since 1990 and a registered investment adviser since 1991. As of December 31, 2002, GSAM-International, along with other units of the Investment Management Division of Goldman Sachs, had approximately $329.6 billion in assets under management.

MARSICO CAPITAL MANAGEMENT, LLC (Marsico) is located at 1200 Seventeenth Street, Suite 1300, Denver, Colorado 80202. Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for individuals, corporations, charities and retirement plans. As of December 31, 2002, Marsico managed approximately $14.8 billion in assets under management.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. As of December 31, 2002, MFS had approximately $112.5 billion in assets under management.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (MSIM Inc.) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM Inc. is located at 1221 Avenue of the Americas, New York, NY 10020. MSIM Inc. does business in certain circumstances, including its role as a Subadviser to the Trust, using the name "VAN KAMPEN." As of December 31, 2002, MSIM Inc. together with its affiliated asset management companies had approximately $376.3 billion in assets under management with approximately $156.1 billion in institutional assets.

PUTNAM INVESTMENT MANAGEMENT, LLC (Putnam) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of December 31, 2002, Putnam had approximately $250.9 billion in assets under management.

TEMPLETON INVESTMENT COUNSEL, LLC (Templeton) is a Delaware limited liability company located at 500 E. Broward Boulevard, Suite 2100, Ft. Lauderdale, FL 33394. Templeton is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2002, Franklin Templeton Investments managed approximately $266 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

WM ADVISORS, INC. (WMA) is located at 1201 Third Avenue, 22nd Floor, Seattle, WA 98101. WMA is an investment adviser registered with the SEC under the 1940 Act and provides investment advisory services for separately managed accounts in addition to the WM Group of Funds. As of December 31, 2002, WMA had over $13 billion in assets under management.

SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' Class 3 shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team(s) for each Portfolio is set forth below following table.

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Cash Management Portfolio     BACAP                         - Cash Investments Team      N/A
----------------------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio      Federated                     - Joseph M. Balestrino       Mr. Balestrino joined
                                                               Senior Vice President and  Federated in 1986 as a
                                                               Portfolio Manager          Project Manager in the
                                                                                          Product Design
                                                                                          Department and became
                                                                                          an Assistant Vice
                                                                                          President and
                                                                                          Investment Analyst in
                                                                                          1991. He became a Vice
                                                                                          President and
                                                                                          portfolio manager in
                                                                                          1995 and a Senior Vice
                                                                                          President in 1998.
                                                             - Mark E. Durbiano           Mr. Durbiano joined
                                                               Senior Vice President and  Federated in 1982 as
                                                               Portfolio Manager          an Investment Analyst
                                                                                          and became a Vice
                                                                                          President and
                                                                                          portfolio manager in
                                                                                          1988. He has been a
                                                                                          Senior Vice President
                                                                                          since 1996.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Corporate Bond                                              - Christopher J. Smith       Mr. Smith joined
 Portfolio (continued)                                         Vice President and         Federated in 1995 as a
                                                               Portfolio Manager          Portfolio Manager and
                                                                                          Vice President. Prior
                                                                                          to joining Federated,
                                                                                          he was an Assistant
                                                                                          Vice President at
                                                                                          Provident Life &
                                                                                          Accident Insurance
                                                                                          Company from 1987
                                                                                          through 1994.
----------------------------------------------------------------------------------------------------------------
 Global Bond Portfolio         GSAM-International            - Andrew F. Wilson           Mr. Wilson joined
                                                               Managing Director and      GSAM-International in
                                                               Senior Portfolio Manager   December 1995 as an
                                                                                          Executive Director and
                                                                                          portfolio manager.
                                                                                          Prior to his current
                                                                                          position, he spent
                                                                                          three years as an
                                                                                          Assistant Director at
                                                                                          Rothschild Asset
                                                                                          Management, where he
                                                                                          was responsible for
                                                                                          managing global and
                                                                                          international bond
                                                                                          portfolios with
                                                                                          specific focus on the
                                                                                          U.S., Canadian,
                                                                                          Australian and
                                                                                          Japanese economies.
                                                             - James Cielinski            Mr. Cielinski joined
                                                               Executive Director and     GSAM-International in
                                                               Senior Portfolio Manager   1998 as a portfolio
                                                                                          manager. Prior to his
                                                                                          current position, he
                                                                                          spent five years at
                                                                                          Utah Retirement
                                                                                          Systems, where he
                                                                                          managed the fixed
                                                                                          income group.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Global Bond Portfolio                                       - Philip Moffitt             Mr. Moffitt joined
 (continued)                                                   Executive Director,        GSAM-International in
                                                               Senior Currency Portfolio  1999 as a portfolio
                                                               Manager and Senior         manager. Prior to his
                                                               Portfolio Manager          current position, he
                                                                                          worked for three years
                                                                                          as a proprietary
                                                                                          trader for Tokai Asia
                                                                                          Ltd. in Hong Kong.
                                                                                          Before that, Mr.
                                                                                          Moffitt spent ten
                                                                                          years with Bankers
                                                                                          Trust Asset Management
                                                                                          in Australia, where he
                                                                                          was a Managing
                                                                                          Director responsible
                                                                                          for all active global
                                                                                          fixed income funds as
                                                                                          well as a member of
                                                                                          the Asset Allocation
                                                                                          Committee.
                                                             - Iain Lindsay               Mr. Lindsay joined
                                                               Executive Director and     GSAM-International in
                                                               Portfolio Manager          2001 as an Executive
                                                                                          Director and portfolio
                                                                                          manager. Prior to
                                                                                          that, he was a
                                                                                          portfolio
                                                                                          manager/product
                                                                                          manager at JP Morgan
                                                                                          Investment Management
                                                                                          from March 2000 to
                                                                                          June 2001. Before
                                                                                          that, he headed the
                                                                                          capital market
                                                                                          strategy team at Bank
                                                                                          of Montreal in London
                                                                                          from November 1997 to
                                                                                          September 1999 and was
                                                                                          a senior fixed-income
                                                                                          strategist with Credit
                                                                                          Lyonnais in Paris from
                                                                                          May 1994 to November
                                                                                          1997.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Global Bond Portfolio                                       - Paul Marson                Mr. Marson joined
 (continued)                                                   Executive Director and     GSAM-International in
                                                               Senior Portfolio Manager   2000 as a senior
                                                                                          portfolio manager.
                                                                                          Prior to his current
                                                                                          position, he spent
                                                                                          five years at JP
                                                                                          Morgan as a senior
                                                                                          portfolio manager and
                                                                                          member of the Global
                                                                                          Macro Strategy Team.
                                                             - Kevin Zhao                 Mr. Zhao, an Executive
                                                               Executive Director and     Director and Portfolio
                                                               Portfolio Manager          Manager, joined GSAM-
                                                                                          International in
                                                                                          December 1994 as an
                                                                                          associate and
                                                                                          portfolio manager. He
                                                                                          became an Executive
                                                                                          Director in 1996.
----------------------------------------------------------------------------------------------------------------
 High-Yield Bond Portfolio     SAAMCo                        - Jeffrey J. Gary            Mr. Gary joined SAAMCo
                                                               Portfolio Manager          in 2001 as a portfolio
                                                                                          manager. In addition
                                                                                          to his position with
                                                                                          SAAMCo, Mr. Gary is
                                                                                          currently Managing
                                                                                          Director of AIG Global
                                                                                          Investment Corp. Prior
                                                                                          to joining SAAMCo, he
                                                                                          was a Senior Vice
                                                                                          President and Public
                                                                                          High Yield Portfolio
                                                                                          Manager with American
                                                                                          General Investment
                                                                                          Management, LP from
                                                                                          April 1998 to October
                                                                                          2001. From 1996 to
                                                                                          1998, he was Managing
                                                                                          Director and Portfolio
                                                                                          Manager for Koch
                                                                                          Capital Service, Inc.
----------------------------------------------------------------------------------------------------------------
 Worldwide High Income         Van Kampen                    High Yield Team and          Mr. Loery is an
 Portfolio                                                   Emerging Markets Debt Team   Executive Director and
                                                                                          Portfolio Manager of
                                                             Current members of the High  MSIM Inc. Mr. Loery
                                                             Yield Team include:          joined Morgan Stanley
                                                             - Gordon W. Loery            & Co. Incorporated
                                                               Executive Director and     (Morgan Stanley), a
                                                               Portfolio Manager          MSIM Inc. affiliate in
                                                                                          1990 as a fixed income
                                                                                          analyst and has been a
                                                                                          Portfolio Manager with
                                                                                          MSIM Inc.'s affiliate
                                                                                          Miller Anderson &
                                                                                          Sherrerd, LLP (MAS)
                                                                                          since 1996.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Worldwide High Income                                       - Chad Liu                   Mr. Liu joined MSIM
 Portfolio (continued)                                         Vice President and         Inc. in 1999 as a
                                                               Portfolio Manager          Financial Analyst.
                                                                                          Prior to that, he
                                                                                          received his M.B.A.
                                                                                          (Finance) from the
                                                                                          Wharton School,
                                                                                          University of
                                                                                          Pennsylvania. Mr. Liu
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
                                                             - Joshua M. Givelber         Mr. Givelber joined
                                                               Vice President and         MSIM Inc. in 2001 as a
                                                               Portfolio Manager          Vice President and
                                                                                          Financial Analyst.
                                                                                          Prior to that, he was
                                                                                          an Assistant Vice
                                                                                          President with Van
                                                                                          Kampen Investment
                                                                                          Advisory Corp. and an
                                                                                          Associate with
                                                                                          Davidson Kempner
                                                                                          Partners. Mr. Givelber
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
                                                             Current members of the
                                                             Emerging Markets Debt Team
                                                             include:
                                                             - Abigail McKenna            Ms. McKenna is a
                                                               Managing Director and      Managing Director of
                                                               Portfolio Manager          MSIM Inc. and
                                                                                          Portfolio Manager of
                                                                                          the emerging markets
                                                                                          debt portfolio. From
                                                                                          1995 to 1996, Ms.
                                                                                          McKenna was a Senior
                                                                                          Portfolio Manager at
                                                                                          MetLife Investment
                                                                                          Management Corp.
                                                                                          (MIMCO) Ms. McKenna
                                                                                          joined the firm in
                                                                                          1996.
                                                             - Eric Baurmeister           Mr. Baurmeister joined
                                                               Executive Director         MSIM Inc. in 1997 and
                                                                                          is a portfolio manager
                                                                                          of the emerging
                                                                                          markets debt
                                                                                          portfolio. Prior to
                                                                                          joining MSIM Inc., he
                                                                                          was a portfolio
                                                                                          manager at MIMCO from
                                                                                          1992 to 1996. He holds
                                                                                          the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Worldwide High Income                                       - Federico Kaune             Mr. Kaune joined MSIM
 Portfolio (continued)                                         Vice President and         Inc. in 2002 as a Vice
                                                               Portfolio Manager          President. Prior to
                                                                                          that, he was a Senior
                                                                                          Economist and Senior
                                                                                          Vice President with
                                                                                          Goldman Sachs &
                                                                                          Company.
----------------------------------------------------------------------------------------------------------------
 SunAmerica Balanced           SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
 Portfolio                                                     Senior Vice President and  portfolio manager with
                                                               Portfolio Manager          SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio    MFS                           - David M. Calabro           Mr. Calabro joined MFS
                                                               Senior Vice President and  in 1992 as a Vice
                                                               Portfolio Manager          President and equity
                                                                                          analyst. He became a
                                                                                          portfolio manager in
                                                                                          1993 and was promoted
                                                                                          to Senior Vice
                                                                                          President in 1998.
                                                             - Steven R. Gorham           Mr. Gorham, the
                                                               Senior Vice President and  manager of the
                                                               Portfolio Manager          Portfolio's equity
                                                                                          portion, joined MFS in
                                                                                          1992, and has been a
                                                                                          portfolio manager
                                                                                          since 2002.
                                                             - Michael W. Roberge         Mr. Roberge, the
                                                               Senior Vice President and  manager of the
                                                               Portfolio Manager          Portfolio's fixed
                                                                                          income portion, joined
                                                                                          MFS in 1996, and has
                                                                                          been a portfolio
                                                                                          manager since 2002.
                                                             - Constantinos G. Mokas      Mr. Mokas, manager of
                                                               Senior Vice President and  the Portfolio's equity
                                                               Portfolio Manager          portion, joined MFS in
                                                                                          1990 as a research
                                                                                          analyst. He was
                                                                                          promoted to Assistant
                                                                                          Vice President in
                                                                                          1994, Vice President
                                                                                          in 1996 and portfolio
                                                                                          manager in 1998.
                                                             - Lisa B. Nurme              Ms. Nurme, a manager
                                                               Senior Vice President and  of the Portfolio's
                                                               Portfolio Manager          equity portion, became
                                                                                          a portfolio manager in
                                                                                          1995 and was promoted
                                                                                          to Senior Vice
                                                                                          President in 1998.
----------------------------------------------------------------------------------------------------------------
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                                        68

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio    MFS                           - Kenneth J. Enright         Mr. Enright, a manager
 (continued)                                                   Senior Vice President and  of the Portfolio's
                                                               Portfolio Manager          equity portion, joined
                                                                                          MFS in 1986 as a
                                                                                          research analyst. He
                                                                                          became an Assistant
                                                                                          Vice President in
                                                                                          1987, Vice President
                                                                                          in 1988, portfolio
                                                                                          manager in 1993 and
                                                                                          Senior Vice President
                                                                                          in 1999.
----------------------------------------------------------------------------------------------------------------
 Asset Allocation Portfolio    WMA                           - Randall L. Yoakum          Mr. Yoakum re-joined
                                                               Chief Investment Officer   WMA in 1999 as a
                                                               and Senior Portfolio       Senior Portfolio
                                                               Manager                    Manager and Chairman
                                                                                          of the Investment
                                                                                          Policy, Asset
                                                                                          Allocation and Equity
                                                                                          Investment Teams. From
                                                                                          1997-1999, Mr. Yoakum
                                                                                          was the Chief
                                                                                          Investment Officer at
                                                                                          D.A. Davidson, and
                                                                                          from 1994-1997, he
                                                                                          served as Senior Vice
                                                                                          President and Chief
                                                                                          Equity Officer at
                                                                                          Boatmen's Trust
                                                                                          Company. Mr. Yoakum
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
                                                             - Gary J. Pokrzywinski       Mr. Pokrzywinski
                                                               Senior Portfolio Manager   joined WMA in 1992. He
                                                                                          has been a Senior
                                                                                          Portfolio Manager
                                                                                          since 1994, and Head
                                                                                          of the Fixed Income
                                                                                          Investment Team since
                                                                                          1999. He holds the
                                                                                          Chartered Financial
                                                                                          Analyst designation.
                                                             - Michael D. Meighan         Mr. Meighan joined WMA
                                                               Portfolio Manager          in 1999 as a Senior
                                                                                          Asset Allocation
                                                                                          Analyst. From
                                                                                          1993-1999 he was a
                                                                                          Manager of Managed
                                                                                          Assets at D.A.
                                                                                          Davidson. He holds the
                                                                                          Chartered Financial
                                                                                          Analyst Candidate
                                                                                          designation.
----------------------------------------------------------------------------------------------------------------
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                                        69

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Asset Allocation Portfolio    WMA                           - Charles D. Averill         Mr. Averill joined WMA
 (continued)                                                   Senior Quantitative        in 1990. He was an
                                                               Analyst                    Equity Analyst from
                                                                                          1996-1999, and has
                                                                                          been a Senior
                                                                                          Quantitative Analyst
                                                                                          since 1999. He holds
                                                                                          the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
----------------------------------------------------------------------------------------------------------------
 Telecom Utility Portfolio     Federated                     - John L. Nichol             Mr. Nichol joined
                                                               Vice President and         Federated in September
                                                               Portfolio Manager          2000 as an Assistant
                                                                                          Vice President/Senior
                                                                                          Investment Analyst.
                                                                                          Prior to joining
                                                                                          Federated, Mr. Nichol
                                                                                          was a portfolio
                                                                                          manager for the Public
                                                                                          Employees Retirement
                                                                                          System of Ohio from
                                                                                          1992 through August
                                                                                          2000.
----------------------------------------------------------------------------------------------------------------
 Growth-Income Portfolio       Alliance                      - Michael R. Baldwin         Mr. Baldwin joined the
                                                               Portfolio Manager and      company in 1989 as a
                                                               Senior Vice President      research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1991 and
                                                                                          was promoted to Senior
                                                                                          Vice President and
                                                                                          Associate Director of
                                                                                          Research in 1996.
----------------------------------------------------------------------------------------------------------------
 Federated American Leaders    Federated                     - Kevin R. McCloskey         Mr. McCloskey, who
 Portfolio                                                     Vice President and         joined Federated in
                                                               Portfolio Manager          1999 as a portfolio
                                                                                          manager, is a Vice
                                                                                          President. From
                                                                                          September 1994 to July
                                                                                          1999, he served as a
                                                                                          portfolio manager, and
                                                                                          from January 1994 to
                                                                                          September 1994, he
                                                                                          served as an
                                                                                          investment/quantitative
                                                                                          analyst at Killian
                                                                                          Asset Management
                                                                                          Corpora-
                                                                                          tion. Mr. McCloskey
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
----------------------------------------------------------------------------------------------------------------
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                                        70

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Federated American Leaders    Federated                     - Steven J. Lehman           Mr. Lehman, who joined
 Portfolio (continued)                                         Vice President and Senior  Federated in 1997 as a
                                                               Portfolio Manager          senior portfolio
                                                                                          manager, is a Vice
                                                                                          President. From 1985
                                                                                          to 1997, he served as
                                                                                          portfolio manager at
                                                                                          First Chicago.
                                                             - John L. Nichol             Mr. Nichol, who joined
                                                               Vice President and         Federated in 2000 as a
                                                               Portfolio Manager          portfolio manager, is
                                                                                          a Vice President. From
                                                                                          1992 to 2000, he
                                                                                          served as portfolio
                                                                                          manager at Public
                                                                                          Employees Retirement
                                                                                          System of Ohio. Mr.
                                                                                          Nichols holds the
                                                                                          Chartered Financial
                                                                                          Analyst designation.
----------------------------------------------------------------------------------------------------------------
 Davis Venture Value           Davis                         - Christopher C. Davis       Mr. Davis has been
 Portfolio                                                     Portfolio Manager          employed by Davis
                                                                                          since 1989 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, co-portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
                                                             - Kenneth C. Feinberg        Mr. Feinberg has been
                                                               Portfolio Manager          employed by Davis
                                                                                          since 1994 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
----------------------------------------------------------------------------------------------------------------
 "Dogs" of Wall Street         SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
 Portfolio                                                     Senior Vice President and  portfolio manager with
                                                               Portfolio Manager          SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio     Alliance                      - James G. Reilly            Mr. Reilly joined the
                                                               Executive Vice President   company in 1984 as a
                                                               and Portfolio Manager      research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1993 and
                                                                                          was promoted to an
                                                                                          Executive Vice
                                                                                          President in 1999.
----------------------------------------------------------------------------------------------------------------
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                                        71

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Goldman Sachs Research        GSAM                          - Dolores Bamford            Ms. Bamford joined
 Portfolio                                                     Vice President             GSAM as a portfolio
                                                               Value Portfolio Manager    manager in April 2002
                                                                                          for the Value team.
                                                                                          Prior to joining GSAM,
                                                                                          she was a portfolio
                                                                                          manager at Putnam
                                                                                          Investments for
                                                                                          various products since
                                                                                          1991.
                                                             - David L. Berdon            Mr. Berdon joined GSAM
                                                               Vice President             as a research analyst
                                                               Value Portfolio Manager    in March 2001 and
                                                                                          became a portfolio
                                                                                          manager in October
                                                                                          2002. From September
                                                                                          1999 to March 2001, he
                                                                                          was a Vice President
                                                                                          for Business
                                                                                          Development and
                                                                                          Strategic Alliances at
                                                                                          Soliloquy Inc. From
                                                                                          September 1997 to
                                                                                          September 1999, he was
                                                                                          a principal consultant
                                                                                          at Diamond Technology
                                                                                          Partners.
                                                             - Andrew Braun               Mr. Braun joined GSAM
                                                               Vice President             as a mutual fund
                                                               Value Portfolio Manager    product development
                                                                                          analyst in July 1993.
                                                                                          From January 1997 to
                                                                                          April 2001, he was a
                                                                                          research analyst on
                                                                                          the Value team and
                                                                                          became a portfolio
                                                                                          manager in May 2001.
                                                             - Scott Carroll              Mr. Carroll joined
                                                               Vice President             GSAM as a portfolio
                                                               Value Portfolio Manager    manager in May 2002
                                                                                          for the Value team.
                                                                                          From 1996 to 2002, he
                                                                                          worked at Van Kampen
                                                                                          Funds where he had
                                                                                          portfolio management
                                                                                          and analyst
                                                                                          responsibilities for
                                                                                          growth and income and
                                                                                          equity income funds.
----------------------------------------------------------------------------------------------------------------
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                                        72

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Goldman Sachs Research        GSAM                          - Sally Pope Davis           Ms. Davis joined GSAM
 Portfolio                                                     Vice President             as a portfolio manager
 (continued)                                                   Value Portfolio Manager    in August 2001. From
                                                                                          December 1999 to July
                                                                                          2001, she was a
                                                                                          relationship manager
                                                                                          in Private Wealth
                                                                                          Management at GSAM.
                                                                                          From August 1989 to
                                                                                          November 1999, she was
                                                                                          a bank analyst in the
                                                                                          Goldman Sachs
                                                                                          Investment Research
                                                                                          Department.
                                                             - Stacey Ann DeMatteis       Ms. DeMatteis joined
                                                               Vice President             GSAM as a product-
                                                               Value Client Portfolio     marketing analyst in
                                                               Manager                    September 1993. From
                                                                                          December 1997 to April
                                                                                          2000, she was a
                                                                                          relationship manager
                                                                                          in Broker-Dealer
                                                                                          sales. In May 2000,
                                                                                          she became a client
                                                                                          portfolio manager on
                                                                                          the Value team.
                                                             - Sean Gallagher             Mr. Gallagher joined
                                                               Vice President             GSAM as a research
                                                               Value Portfolio Manager    analyst in May 2000
                                                                                          and became a portfolio
                                                                                          manager in 2001. From
                                                                                          October 1993 to May
                                                                                          2000, he was a
                                                                                          research analyst at
                                                                                          Merrill Lynch Asset
                                                                                          Management.
                                                             - Lisa Parisi                Ms. Parisi joined GSAM
                                                               Vice President             as a portfolio manager
                                                               Value Portfolio Manager    in August 2001. From
                                                                                          December 2000 to
                                                                                          August 2001, she was a
                                                                                          portfolio manager at
                                                                                          John A. Levin & Co.
                                                                                          From March 1995 to
                                                                                          December 2000, she was
                                                                                          a portfolio manager
                                                                                          and managing director
                                                                                          at Valenzuela Capital.
----------------------------------------------------------------------------------------------------------------
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                                        73

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Goldman Sachs Research        GSAM                          - Eileen Rominger            Ms. Rominger joined
 Portfolio                                                     Managing Director          GSAM as a portfolio
 (continued)                                                   Chief Investment Officer,  manager and Chief
                                                               Value                      Investment Officer of
                                                               Portfolio Manager          its Value team in
                                                                                          1999. From 1981 to
                                                                                          1999, she worked at
                                                                                          Oppenheimer Capital,
                                                                                          most recently as a
                                                                                          senior portfolio
                                                                                          manager.
                                                             - Steven M. Barry            Mr. Barry joined GSAM
                                                               Managing Director          as a portfolio manager
                                                               Co-Chief Investment        in 1999. From 1988 to
                                                               Officer                    1999, he was a
                                                               Growth Portfolio Manager   portfolio manager at
                                                                                          Alliance Capital
                                                                                          Management.
                                                             - Kenneth T. Berents         Mr. Berents joined
                                                               Managing Director          GSAM as a portfolio
                                                               Co-Chairman, Investment    manager in 2000. From
                                                               Committee                  1992 to 1999, he was a
                                                               Growth Portfolio Manager   Director of Research
                                                                                          and head of the
                                                                                          Investment Committee
                                                                                          at Wheat First Union.
                                                             - Herbert E. Ehlers          Mr. Ehlers joined GSAM
                                                               Managing Director          as a senior portfolio
                                                               Chief Investment Officer,  manager and Chief
                                                               Growth Portfolio Manager   Investment Officer of
                                                                                          GSAM's Growth team in
                                                                                          1997. From 1981 to
                                                                                          1997, he was the Chief
                                                                                          Investment Officer and
                                                                                          Chairman of Liberty
                                                                                          Asset Management Inc.
                                                                                          ("Liberty") and its
                                                                                          predecessor firm,
                                                                                          Eagle Asset Management
                                                                                          ("Eagle").
                                                             - Gregory H. Ekizian         Mr. Ekizian joined
                                                               Managing Director          GSAM as a portfolio
                                                               Co-Chief Investment        manager and Co-Chair
                                                               Officer Growth Portfolio   of GSAM's Growth
                                                               Manager                    Investment Committee
                                                                                          in 1997. From 1980 to
                                                                                          1997, he was a
                                                                                          portfolio manager at
                                                                                          Liberty and its
                                                                                          predecessor firm,
                                                                                          Eagle.
----------------------------------------------------------------------------------------------------------------
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                                        74

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Goldman Sachs Research        GSAM                          - Scott Kolar                Mr. Kolar joined GSAM
 Portfolio                                                     Vice President             as an equity analyst
 (continued)                                                   Growth Portfolio Manager   in 1997 and became a
                                                                                          portfolio manager in
                                                                                          1999. From 1994 to
                                                                                          1997, he was an equity
                                                                                          analyst and
                                                                                          information systems
                                                                                          specialist at Liberty.
                                                             - Andrew F. Pyne             Mr. Pyne joined GSAM
                                                               Managing Director Growth   as a product manager
                                                               Portfolio Manager          in 1997. He became a
                                                                                          portfolio manager in
                                                                                          August 2001. From 1992
                                                                                          to 1997, he was a
                                                                                          product manager at Van
                                                                                          Kampen Investments.
                                                             - Ernest C. Segundo, Jr.     Mr. Segundo joined
                                                               Vice President             GSAM as a portfolio
                                                               Co-Chairman, Investment    manager in 1997. From
                                                               Committee                  1992 to 1997, he was a
                                                               Growth Portfolio Manager   portfolio manager at
                                                                                          Liberty and its
                                                                                          predecessor firm,
                                                                                          Eagle.
                                                             - David G. Shell             Mr. Shell joined GSAM
                                                               Managing Director          as a portfolio manager
                                                               Co-Chief Investment        in 1997. From 1987 to
                                                               Officer                    1997, he was a
                                                               Growth Portfolio Manager   portfolio manager at
                                                                                          Liberty and its
                                                                                          predecessor firm,
                                                                                          Eagle.
                                                             - Mark Shattan               Mr. Shattan joined
                                                               Vice President             GSAM as an equity
                                                               Growth Portfolio Manager   analyst in 1999 and
                                                                                          became a portfolio
                                                                                          manager in 2002. From
                                                                                          1997 to 1999, he was
                                                                                          an equity research
                                                                                          analyst at Salomon
                                                                                          Smith Barney.
----------------------------------------------------------------------------------------------------------------
 MFS Massachusetts Investors   MFS                           - John D. Laupheimer, Jr.    After joining MFS in
 Trust Portfolio                                               Senior Vice President and  1981 as a research
                                                               Portfolio Manager          analyst, Mr.
                                                                                          Laupheimer became
                                                                                          Assistant Vice
                                                                                          President in 1984,
                                                                                          Vice President in
                                                                                          1986, Portfolio
                                                                                          Manager in 1987,
                                                                                          Investment Officer in
                                                                                          1988, and Senior Vice
                                                                                          President in 1995.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 MFS Massachusetts Investors   MFS                           - Brooks Taylor              Mr. Taylor is a
 Trust Portfolio                                               Vice President and         Portfolio Manager of
 (continued)                                                   Portfolio Manager          the growth and income
                                                                                          and core portfolios of
                                                                                          MFS's mutual funds,
                                                                                          variable annuities,
                                                                                          and institutional
                                                                                          accounts. He joined
                                                                                          MFS in 1996.
----------------------------------------------------------------------------------------------------------------
 Putnam Growth: Voyager        Putnam                        - Brian O'Toole              Mr. O'Toole joined
 Portfolio                                                     Managing Director and      Putnam in 2002 and has
                                                               Chief Investment Officer   16 years of investment
                                                               of the Large Cap Growth    experience. He heads
                                                               Team                       the team managing
                                                                                          global and U.S.
                                                                                          large-cap growth
                                                                                          equity portfolios.
                                                                                          Prior to joining
                                                                                          Putnam, he was
                                                                                          Managing Director and
                                                                                          Head of U.S. Growth
                                                                                          Equities for Citigroup
                                                                                          Asset Management
                                                                                          (1998-2002) and Senior
                                                                                          Portfolio Manager at
                                                                                          The Northern Trust
                                                                                          Company (1994-1998).
                                                             - Eric M. Wetlaufer          Mr. Wetlaufer joined
                                                               Managing Director and      Putnam in 1997 and has
                                                               co-CIO of Specialty        16 years of investment
                                                               Growth                     experience. He
                                                                                          co-leads the teams
                                                                                          responsible for
                                                                                          managing mid-cap
                                                                                          growth equity
                                                                                          institutional
                                                                                          portfolios. Mr.
                                                                                          Wetlaufer holds the
                                                                                          Chartered Financial
                                                                                          Analyst designation.
                                                             - Tony H. Elavia,            Dr. Elavia joined
                                                               Managing Director of the   Putnam in 1999 and has
                                                               Large Cap Growth Team      14 years of investment
                                                                                          experience. His group
                                                                                          manages quantitative
                                                                                          portfolios and the
                                                                                          quantitative research
                                                                                          processes across
                                                                                          equity products. Prior
                                                                                          to joining Putnam, he
                                                                                          was President of TES
                                                                                          Partners (1998-1999)
                                                                                          and Executive Vice
                                                                                          President of Voyager
                                                                                          Asset Management
                                                                                          (1995-1998).
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Blue Chip Growth Portfolio    SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
                                                               Senior Vice President and  portfolio manager with
                                                               Portfolio Manager          SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 Real Estate Portfolio         Davis                         - Andrew A. Davis            Mr. Davis has been
                                                               Portfolio Manager          employed by Davis
                                                                                          since 1994 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, co-portfolio
                                                                                          manager and portfolio
                                                                                          manager.
                                                             - Chandler Spears            Mr. Spears joined
                                                               Portfolio Manager          Davis in 2000 as a
                                                                                          securities analyst.
                                                                                          Prior to his
                                                                                          employment at Davis,
                                                                                          he served as director
                                                                                          of investor relations
                                                                                          for Charles E. Smith
                                                                                          Residential Realty and
                                                                                          principal and director
                                                                                          of real estate
                                                                                          research of SNL
                                                                                          Securities, LC, both
                                                                                          in Virginia.
----------------------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth            MFS                           - Eric B. Fischman           Mr. Fischman joined
 Portfolio                                                     Portfolio Manager          MFS as a portfolio
                                                                                          manager in 2000. Prior
                                                                                          to joining MFS, Mr.
                                                                                          Fischman was an equity
                                                                                          research analyst for
                                                                                          State Street Research
                                                                                          from 1998 to 2000.
                                                             - David E. Sette-Ducati      Mr. Sette-Ducati
                                                               Senior Vice President and  joined MFS in 1995 as
                                                               Portfolio Manager          a research analyst. He
                                                                                          became an Investment
                                                                                          Officer in 1997, Vice
                                                                                          President in 1999,
                                                                                          portfolio manager in
                                                                                          February 2000 and
                                                                                          Senior Vice President
                                                                                          in March 2001.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio   SAAMCo                        - Donna M. Calder            Ms. Calder joined
                                                               Senior Vice President and  SAAMCo in 1998 as a
                                                               Portfolio Manager          Vice President and
                                                                                          portfolio manager and
                                                                                          was named Senior Vice
                                                                                          President in February
                                                                                          2001. Prior to joining
                                                                                          SAAMCo, she was the
                                                                                          founder and General
                                                                                          Partner of Manhattan
                                                                                          Capital Partners, L.P.
                                                                                          from 1991 to 1995.
----------------------------------------------------------------------------------------------------------------
 Growth Opportunities          SAAMCo                        - Brian P. Clifford          Mr. Clifford joined
 Portfolio                                                     Vice President and         SAAMCo in February
                                                               Portfolio Manager          1998 as a portfolio
                                                                                          manager and was named
                                                                                          Vice President in
                                                                                          October 1999. From
                                                                                          1995 until he joined
                                                                                          SAAMCo, Mr. Clifford
                                                                                          was a portfolio
                                                                                          manager with Morgan
                                                                                          Stanley Dean Witter.
----------------------------------------------------------------------------------------------------------------
 Marsico Growth Portfolio      Marsico                       - Thomas F. Marsico          Mr. Marsico formed
                                                               Chairman and Chief         Marsico in 1997. From
                                                               Executive Officer          1988 to 1997, he was
                                                                                          an Executive Vice
                                                                                          President and
                                                                                          Portfolio Manager at
                                                                                          Janus Capital
                                                                                          Corporation.
----------------------------------------------------------------------------------------------------------------
 Technology Portfolio          Van Kampen                    Large Cap Growth Team and    Mr. Umansky joined
                                                             Small Mid Cap Growth Team    MSIM Inc. as a
                                                             Current members include:     compliance analyst in
                                                             - Alexander L. Umansky       1994 and has been a
                                                               Executive Director and     Portfolio Manager
                                                               Portfolio Manager          since 1998. From 1996
                                                                                          to 1998 he was a
                                                                                          research analyst in
                                                                                          MSIM Inc.'s
                                                                                          Institutional Equity
                                                                                          Group focusing
                                                                                          primarily on
                                                                                          technology.
----------------------------------------------------------------------------------------------------------------
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

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Small & Mid Cap Value         AllianceBernstein             - Day-to-day investment      Mr. Paul joined
 Portfolio                                                     management decisions for   Alliance in 1987 and
                                                               the Portfolio are made by  is currently a Senior
                                                               the Investment Policy      Vice President and
                                                               Group for Small- and       Chief Investment
                                                               Mid-Capitalization Value   Officer for Small- and
                                                               Equities                   Mid-Capitalization
                                                             - Joseph Gerard Paul is the  Value Equities and
                                                               Chief Investment Officer   Alliance's Advanced
                                                               for Small- and             Value Fund, a
                                                               Mid-Capitalization Value   long-biased hedge
                                                               Equities                   fund. Prior to his
                                                                                          involvement with these
                                                                                          funds, Mr. Paul was a
                                                                                          research analyst
                                                                                          covering the
                                                                                          automobile industry
                                                                                          and was named to the
                                                                                          Institutional Investor
                                                                                          All-America Research
                                                                                          Team every year from
                                                                                          1991 through 1996.
----------------------------------------------------------------------------------------------------------------
 International Growth and      Putnam                        - George W. Stairs           Mr. Stairs joined
 Income Portfolio                                              CFA, Senior Vice           Putnam in 1994 and has
                                                               President and Senior       16 years of investment
                                                               Portfolio Manager          experience. He is
                                                                                          responsible for Asia
                                                                                          Pacific core equity,
                                                                                          international core
                                                                                          equity, and
                                                                                          international value
                                                                                          equity portfolios and
                                                                                          is a member of the
                                                                                          teams that manage
                                                                                          Putnam International
                                                                                          Growth Fund and Putnam
                                                                                          International Growth
                                                                                          and Income Fund.
                                                             - Pamela R. Holding          Ms. Holding joined
                                                               CFA, Managing Director     Putnam in 1995 and has
                                                               and Senior Portfolio       15 years of investment
                                                               Manager                    industry experience.
                                                                                          She is part of the
                                                                                          team that manages
                                                                                          Putnam International
                                                                                          Growth and Income Fund
                                                                                          and Putnam Global
                                                                                          Growth and Income
                                                                                          Fund.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio     Alliance                      - Stephen Beinhacker         Mr. Beinhacker joined
                                                               Portfolio Manager,         the company in 1992 as
                                                               Director and Senior Vice   Director of
                                                               President                  International
                                                                                          Quantitative Stock
                                                                                          Analysis and portfolio
                                                                                          manager. He was
                                                                                          promoted to Senior
                                                                                          Vice President in
                                                                                          1998.
----------------------------------------------------------------------------------------------------------------
 International Diversified     Van Kampen                    International Allocation
 Equities Portfolio                                          Team
                                                             Current members include:

                                                             - Ann Thivierge              Ms. Thivierge joined
                                                               Managing Director and      MSIM Inc. in 1986 and
                                                               Portfolio Manager          is currently a
                                                                                          Managing Director.
----------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio    Putnam                        - Carmel Peters,             Ms. Peters joined
                                                               Senior Vice President and  Putnam in 1997 and has
                                                               Senior Portfolio Manager   23 years of investment
                                                               of the International Core  experience.
                                                               Team
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Foreign Value Portfolio       Templeton                     - Antonio T. Docal, CFA      Mr. Docal joined
                                                               Vice President, Portfolio  Templeton in 2001 and
                                                               Management/ Research       is currently Vice
                                                                                          President, Portfolio
                                                                                          Manager and Research
                                                                                          Analyst. Prior to
                                                                                          joining Templeton, Mr.
                                                                                          Docal was Vice
                                                                                          President and Director
                                                                                          at Evergreen Funds in
                                                                                          Boston, Massachusetts.
                                                                                          Prior to that
                                                                                          position, he was
                                                                                          principal and
                                                                                          co-founder of Docal
                                                                                          Associates, Inc., an
                                                                                          import/export and
                                                                                          marketing consultant
                                                                                          firm in Connecticut.
                                                                                          Prior to that he was
                                                                                          an Assistant Treasurer
                                                                                          in the Mergers and
                                                                                          Acquisitions
                                                                                          Department of J.P.
                                                                                          Morgan. He holds the
                                                                                          Chartered Financial
                                                                                          Analyst designation.
----------------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS*
--------------------------------------------------------------------------------

The following Financial Highlights tables for Class 1 (formerly Class A) shares of each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a share of the Portfolio (assuming reinvestment of all dividends and distributions). Financial Highlight information for Class 3 shares of each Portfolio began September 30, 2002, except for the Worldwide High Income and the Telecom Utility Portfolios which began November 11, 2002, and is reflected below. Since Class 3 shares have not been in existence for at least a calendar year, financial highlights information for Class 1 shares is also shown for all Portfolios other than the Small & MidCap Value and Foreign Value Portfolios. Class 3 shares would have had substantially similar total returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The total returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these amounts were reflected, returns would be less than those shown below. Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   Cash Management Portfolio Class 1
      11/30/98     $10.74      $0.54         $(0.02)        $ 0.52        $(0.68)        $   --      $10.58      5.05%    $223,640
      1/31/99#      10.58       0.08           0.01           0.09            --             --       10.67      0.85      277,370
      1/31/00       10.67       0.51             --           0.51         (0.24)            --       10.94      4.85      466,588
      1/31/01       10.94       0.66          (0.02)          0.64         (0.45)            --       11.13      5.95      404,005
      1/31/02       11.13       0.37           0.02           0.39         (0.45)            --       11.07      3.48      600,741
      1/31/03       11.07       0.15          (0.02)          0.13         (0.37)            --       10.83      1.22      457,994
                                                   Cash Management Portfolio Class 3
      9/30/02@-
      1/31/03       10.78       0.02           0.01           0.03            --             --       10.81      0.28       10,355
                                                    Corporate Bond Portfolio Class 1
      11/30/98      11.54       0.77          (0.02)          0.75         (0.46)            --       11.83      6.61      143,561
      1/31/99#      11.83       0.12           0.04           0.16            --             --       11.99      1.35      158,804
      1/31/00       11.99       0.81          (1.15)         (0.34)        (0.53)            --       11.12     (2.75)     184,309
      1/31/01       11.12       0.89          (0.02)          0.87         (0.77)            --       11.22      8.11      199,334
      1/31/02       11.22       0.84          (0.26)          0.58         (0.63)            --       11.17      5.27      258,912
      1/31/03       11.17       0.80          (0.02)          0.78         (0.71)            --       11.24      7.17      263,378
                                                    Corporate Bond Portfolio Class 3
      9/30/02@-
      1/31/03       10.83       0.20           0.20           0.40            --             --       11.23      3.69        2,965
                                                     Global Bond Portfolio Class 1
      11/30/98      11.51       0.49           0.78           1.27         (0.79)         (0.22)      11.77     11.75      115,428
      1/31/99#      11.77       0.07           0.11           0.18            --             --       11.95      1.53      122,306
      1/31/00       11.95       0.42          (0.66)         (0.24)        (0.47)         (0.41)      10.83     (1.86)     127,145
      1/31/01       10.83       0.45           0.63           1.08         (0.70)            --       11.21     10.35      139,528
      1/31/02       11.21       0.43           0.02           0.45         (1.03)            --       10.63      4.03      145,556
      1/31/03       10.63       0.42           0.25           0.67         (0.18)         (0.15)      10.97      6.36      132,160
                                                     Global Bond Portfolio Class 3
      9/30/02@-
      1/31/03       10.68       0.11           0.17           0.28            --             --       10.96      2.62          848

                                RATIO OF NET
                   RATIO OF      INVESTMENT
                  EXPENSES TO    INCOME TO
                    AVERAGE       AVERAGE
        PERIOD        NET           NET        PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    Cash Management Portfolio Class 1
      11/30/98       0.58%          4.97%          --%
      1/31/99#       0.62+          5.02+          --
      1/31/00        0.53           4.82           --
      1/31/01        0.52           5.83           --
      1/31/02        0.52           3.31           --
      1/31/03        0.52           1.37           --
                    Cash Management Portfolio Class 3
      9/30/02@-
      1/31/03        0.76+          0.68+          --
                     Corporate Bond Portfolio Class 1
      11/30/98       0.77           6.61           15
      1/31/99#       0.80+          6.16+           4
      1/31/00        0.71           7.05           37
      1/31/01        0.69           7.99           36
      1/31/02        0.67           7.41           83
      1/31/03        0.65           7.17           45
                     Corporate Bond Portfolio Class 3
      9/30/02@-
      1/31/03        0.87+          5.87+          45
                      Global Bond Portfolio Class 1
      11/30/98       0.85           4.27          210
      1/31/99#       0.97+          3.65+          30
      1/31/00        0.84           3.68          189
      1/31/01        0.81(1)        4.07(1)       202
      1/31/02        0.81           3.84          193
      1/31/03        0.80           3.89           66
                      Global Bond Portfolio Class 3
      9/30/02@-
      1/31/03        0.98+          3.20+          66

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
     @  Inception of class.
   (1)  Gross of custody credits of 0.01%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------
                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS
      --------------------------------------------------------------------------------------------
                                   High-Yield Bond Portfolio Class 1
      11/30/98     $11.82      $1.14         $(1.24)        $(0.10)       $(0.66)        $(0.08)
      1/31/99#      10.98       0.18          (0.02)          0.16            --             --
      1/31/00       11.14       1.09          (0.55)          0.54         (1.14)            --
      1/31/01       10.54       1.09          (1.44)         (0.35)        (1.11)            --
      1/31/02        9.08       0.98          (1.94)         (0.96)        (1.11)            --
      1/31/03        7.01       0.63          (0.98)         (0.35)        (0.99)            --
                                   High-Yield Bond Portfolio Class 3
      9/30/02@-
      1/31/03        5.21       0.18           0.28           0.46            --             --
                                Worldwide High Income Portfolio Class 1
      11/30/98      13.20       1.07          (2.61)         (1.54)        (0.61)         (0.74)
      1/31/99#      10.31       0.16          (0.35)         (0.19)           --             --
      1/31/00       10.12       1.13           0.67           1.80         (1.33)            --
      1/31/01       10.59       1.12          (0.76)          0.36         (1.21)            --
      1/31/02        9.74       0.93          (1.85)         (0.92)        (1.17)            --
      1/31/03        7.65       0.67          (0.72)         (0.05)        (1.06)            --
                                Worldwide High Income Portfolio Class 3
      11/11/02@-
      1/31/03        6.15       0.14           0.23           0.37            --             --
                                 SunAmerica Balanced Portfolio Class 1
      11/30/98      13.45       0.30           2.33           2.63         (0.11)         (0.36)
      1/31/99#      15.61       0.05           1.58           1.63            --             --
      1/31/00       17.24       0.36           1.80           2.16         (0.12)         (0.22)
      1/31/01       19.06       0.36          (1.46)         (1.10)        (0.22)         (0.10)
      1/31/02       17.64       0.31          (3.12)         (2.81)        (0.33)         (0.48)
      1/31/03       14.02       0.25          (2.34)         (2.09)        (0.34)            --
                                 SunAmerica Balanced Portfolio Class 3
      9/30/02@-
      1/31/03       11.84       0.05          (0.32)         (0.27)           --             --

      ----------  ----------------------------------------------------------------------
                   NET                   NET                    RATIO OF NET
                  ASSET                 ASSETS     RATIO OF      INVESTMENT
                  VALUE                 END OF    EXPENSES TO    INCOME TO
        PERIOD    END OF     TOTAL      PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED     PERIOD   RETURN***    (000S)      ASSETS         ASSETS      TURNOVER
      ----------  ----------------------------------------------------------------------
                                    High-Yield Bond Portfolio Class 1
      11/30/98    $10.98     (1.26)%   $284,580      0.69%          9.75%        128%
      1/31/99#     11.14      1.46      293,037      0.72+          9.71+          17
      1/31/00      10.54      5.09      310,032      0.67          10.00          105
      1/31/01       9.08     (3.44)     299,534      0.71(1)       10.98(1)       106
      1/31/02       7.01    (10.11)     255,845      0.71          12.18          148
      1/31/03       5.67     (3.92)     221,410      0.75          10.09          121
                                    High-Yield Bond Portfolio Class 3
      9/30/02@-
      1/31/03       5.67      8.83        3,165      1.04+(1)      10.74+(1)      121
                                 Worldwide High Income Portfolio Class 1
      11/30/98     10.31    (13.74)     121,290      1.09(1)        8.89(1)       158
      1/31/99#     10.12     (1.84)     116,977      1.12+(1)       9.56+(1)       12
      1/31/00      10.59     19.22      124,404      1.14(1)       10.66(1)       116
      1/31/01       9.74      3.67      117,236      1.10          10.84          158
      1/31/02       7.65     (8.61)      93,599      1.11(1)       10.97(1)       139
      1/31/03       6.54      0.45       77,847      1.15           9.55          103
                                 Worldwide High Income Portfolio Class 3
      11/11/02@-
      1/31/03       6.52      6.02          106      1.36+          9.43+         103
                                  SunAmerica Balanced Portfolio Class 1
      11/30/98     15.61     19.81      149,242      0.78           2.10          111
      1/31/99#     17.24     10.44      194,878      0.75+(1)       1.72+(1)       26
      1/31/00      19.06     12.76      509,054      0.66           2.01          197
      1/31/01      17.64     (5.88)     575,039      0.64           1.87          333
      1/31/02      14.02    (15.86)     471,194      0.66           2.00          322
      1/31/03      11.59    (14.95)     310,531      0.68           1.91          611
                                  SunAmerica Balanced Portfolio Class 3
      9/30/02@-
      1/31/03      11.57     (2.28)         579      0.89+          1.33+         611

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
     @  Inception of class.
   (1)  Gross of custody credits of 0.01%, 0.01%, 0.02%, and 0.01%, for the periods ending November 30, 1998, January 31, 1999,
        January 31, 2000, January 31, 2001, and January 31, 2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      -----------------------------------------------------------------------------------------------------------------
                                             MFS Total Return Portfolio Class 1
      11/30/98     $14.75      $0.36         $ 1.56         $ 1.92        $(0.31)        $(1.40)     $14.96      13.54%
      1/31/99#      14.96       0.06           0.82           0.88            --             --       15.84       5.88
      1/31/00       15.84       0.48          (0.38)          0.10         (0.29)         (1.77)      13.88       0.29
      1/31/01       13.88       0.51           2.37           2.88         (0.37)         (0.10)      16.29      20.94
      1/31/02       16.29       0.46          (0.52)         (0.06)        (0.32)         (0.52)      15.39      (0.25)
      1/31/03       15.39       0.41          (1.34)         (0.93)        (0.29)         (0.18)      13.99      (5.96)
                                             MFS Total Return Portfolio Class 3
      9/30/02@-
      1/31/03       13.61       0.09           0.27           0.36            --             --       13.97       2.65
                                             Asset Allocation Portfolio Class 1
      11/30/98      16.21       0.48           0.08           0.56         (0.35)         (1.61)      14.81       2.85
      1/31/99#      14.81       0.07           0.15           0.22            --             --       15.03       1.49
      1/31/00       15.03       0.40           0.37           0.77         (0.48)         (0.80)      14.52       5.51
      1/31/01       14.52       0.41           0.36           0.77         (0.43)         (0.31)      14.55       5.38
      1/31/02       14.55       0.41          (1.35)         (0.94)        (0.46)         (0.31)      12.84      (6.36)
      1/31/03       12.84       0.42          (1.31)         (0.89)        (0.46)            --       11.49      (6.78)
                                             Asset Allocation Portfolio Class 3
      9/30/02@-
      1/31/03       11.26       0.11           0.36           0.47         (0.25)            --       11.48       4.29
                                              Telecom Utility Portfolio Class 1
      11/30/98      12.91       0.42           1.62           2.04         (0.16)         (0.33)      14.46      15.98
      1/31/99#      14.46       0.08           0.03           0.11            --             --       14.57       0.76
      1/31/00       14.57       0.48           0.23           0.71         (0.24)         (0.62)      14.42       5.01
      1/31/01       14.42       0.39          (1.83)         (1.44)        (0.38)         (0.21)      12.39     (10.27)
      1/31/02       12.39       0.70          (2.70)         (2.00)        (0.38)            --       10.01     (16.46)
      1/31/03       10.01       0.41          (2.71)         (2.30)        (0.87)            --        6.84     (22.90)
                                              Telecom Utility Portfolio Class 3
      11/11/02@-
      1/31/03        6.75       0.09             --           0.09            --             --        6.84       1.33
                                               Growth-Income Portfolio Class 1
      11/30/98     $20.82      $0.17         $ 4.33         $ 4.50        $(0.13)        $(0.96)     $24.23      21.91
      1/31/99#      24.23       0.02           3.63           3.65            --             --       27.88      15.06
      1/31/00       27.88       0.16           4.75           4.91         (0.15)         (1.40)      31.24      18.37
      1/31/01       31.24       0.19          (0.65)         (0.46)        (0.13)         (1.60)      29.05      (1.63)
      1/31/02       29.05       0.15          (6.00)         (5.85)        (0.19)         (1.26)      21.75     (19.96)
      1/31/03       21.75       0.16          (4.86)         (4.70)        (0.17)            --       16.88     (21.61)
                                               Growth-Income Portfolio Class 3
      9/30/02@-
      1/31/03       16.90       0.03          (0.08)         (0.05)           --             --       16.85      (0.30)

                                             RATIO OF NET
                     NET                      INVESTMENT
                    ASSETS      RATIO OF      INCOME TO
                    END OF     EXPENSES TO     AVERAGE
        PERIOD      PERIOD     AVERAGE NET       NET        PORTFOLIO
        ENDED      (000'S)       ASSETS         ASSETS      TURNOVER
      ----------  ---------------------------------------------------
                          MFS Total Return Portfolio Class 1
      11/30/98    $  131,440      0.77%          2.43%         106%
      1/31/99#       145,332      0.81+          2.40+          86
      1/31/00        208,919      0.76(1)        3.17(1)       116
      1/31/01        303,278      0.74(1)        3.42(1)       111
      1/31/02        469,605      0.73           2.93          105
      1/31/03        516,660      0.72(2)        2.81(2)        68
                          MFS Total Return Portfolio Class 3
      9/30/02@-
      1/31/03          6,325      0.98+(2)       2.24+(2)       68
                          Asset Allocation Portfolio Class 1
      11/30/98       713,045      0.64           3.15          156
      1/31/99#       724,516      0.66+          2.60+          30
      1/31/00        699,063      0.63           2.70          191
      1/31/01        653,310      0.64           2.75          172
      1/31/02        556,081      0.66           3.05          140
      1/31/03        437,736      0.66           3.42           28
                          Asset Allocation Portfolio Class 3
      9/30/02@-
      1/31/03            526      0.87+          2.93+          28
                           Telecom Utility Portfolio Class 1
      11/30/98        68,049      1.01           3.04           72
      1/31/99#        77,323      0.93+          3.02+          12
      1/31/00        120,159      0.84           3.31          121
      1/31/01        112,682      0.84(1)        2.81(1)       104
      1/31/02         84,766      0.85(1)        6.09(1)       102
      1/31/03         52,982      0.95(2)        4.82(2)       123
                           Telecom Utility Portfolio Class 3
      11/11/02@-
      1/31/03            103      1.29+(2)       6.18+(2)      123
                            Growth-Income Portfolio Class 1
      11/30/98    $1,019,590      0.60           0.78           53
      1/31/99#     1,206,113      0.60+          0.55+          16
      1/31/00      1,828,340      0.56           0.56           43
      1/31/01      1,931,070      0.57           0.60           52
      1/31/02      1,450,218      0.58           0.62           56
      1/31/03        877,271      0.59(2)        0.79( 2)       45
                            Growth-Income Portfolio Class 3
      9/30/02@-
      1/31/03          2,139      0.81+(2)       0.53+(2)       45

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
     @  Inception of class.
   (1)  Gross of custody credits of 0.01%.
   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for MFS Total Return Portfolio would have been lower by 0.01% and 0.01% for Class 1 and 3, respectively. The ratio of expenses to average net assets for Telecom Utility
        Portfolio would have been lower by 0.07% and 0.07% for Class
        1 and 3, respectively. The ratio of expenses to average net assets for Growth-Income Portfolio would have been lower by 0.01% and 0.01% for Class 1 and 3, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------
                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      -----------------------------------------------------------------------------------------------------------------
                                        Federated American Leaders Portfolio Class 1
      11/30/98     $13.90      $ 0.17        $ 2.35         $ 2.52        $(0.06)        $(0.30)     $16.06      18.22%
      1/31/99#      16.06        0.02          0.54           0.56            --             --       16.62       3.49
      1/31/00       16.62        0.20         (0.14)          0.06         (0.12)         (0.69)      15.87       0.17
      1/31/01       15.87        0.25          1.37           1.62         (0.17)         (0.60)      16.72      10.62
      1/31/02       16.72        0.16         (1.44)         (1.28)        (0.21)         (0.39)      14.84      (7.53)
      1/31/03       14.84        0.19         (3.27)         (3.08)        (0.15)            --       11.61     (20.76)
                                        Federated American Leaders Portfolio Class 3
      9/30/02@-
      1/31/03       11.10        0.05          0.44           0.49            --             --       11.59       4.41
                                            Davis Venture Value Portfolio Class 1
      11/30/98      21.47        0.20          2.23           2.43         (0.12)         (0.68)      23.10      11.36
      1/31/99#      23.10        0.03          1.25           1.28            --             --       24.38       5.54
      1/31/00       24.38        0.13          3.06           3.19         (0.20)         (0.93)      26.44      13.42
      1/31/01       26.44        0.14          3.19           3.33         (0.12)         (0.28)      29.37      12.72
      1/31/02       29.37        0.12         (4.78)         (4.66)        (0.13)         (4.00)      20.58     (15.57)
      1/31/03       20.58        0.15         (3.40)         (3.25)        (0.12)            --       17.21     (15.79)
                                            Davis Venture Value Portfolio Class 3
      9/30/02@-
      1/31/03       16.49        0.03          0.67           0.70            --             --       17.19       4.24
                                           "Dogs" of Wall Street Portfolio Class 1
      4/1/98-
      11/30/98      10.00        0.11         (0.30)         (0.19)           --             --        9.81      (1.90)
      1/31/99#       9.81        0.02         (0.23)         (0.21)           --             --        9.60      (2.14)
      1/31/00        9.60        0.21         (1.12)         (0.91)        (0.05)         (0.26)       8.38     (10.02)
      1/31/01        8.38        0.23          0.73           0.96         (0.22)         (0.10)       9.02      12.05
      1/31/02        9.02        0.20          0.36           0.56         (0.20)            --        9.38       6.34
      1/31/03        9.38        0.22         (1.44)         (1.22)        (0.17)            --        7.99     (13.07)
                                           "Dogs" of Wall Street Portfolio Class 3
      9/30/02@-
      1/31/03        7.90        0.05          0.03           0.08            --             --        7.98       1.01

      ----------  ---------------------------------------------------
                     NET                     RATIO OF NET
                    ASSETS      RATIO OF      INVESTMENT
                    END OF     EXPENSES TO    INCOME TO
        PERIOD      PERIOD     AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED       (000S)       ASSETS         ASSETS      TURNOVER
      ----------  ---------------------------------------------------
                     Federated American Leaders Portfolio Class 1
      11/30/98    $  145,900      0.83%          1.13%          51%
      1/31/99#       159,176      0.86+          0.75+           4
      1/31/00        208,488      0.77           1.17           34
      1/31/01        231,716      0.76           1.56           46
      1/31/02        270,692      0.76           1.05           33
      1/31/03        191,653      0.76(2)        1.41(2)        32
                     Federated American Leaders Portfolio Class 3
      9/30/02@-
      1/31/03          1,119      0.98+(2)       1.32+(2)       32
                         Davis Venture Value Portfolio Class 1
      11/30/98     1,725,411      0.75           0.89           25
      1/31/99#     1,840,354      0.77+          0.86+           5
      1/31/00      2,303,994      0.74           0.51           23
      1/31/01      2,808,045      0.75           0.47           26
      1/31/02      2,323,050      0.76           0.49           30
      1/31/03      1,612,985      0.75           0.81           17
                         Davis Venture Value Portfolio Class 3
      9/30/02@-
      1/31/03          7,105      0.97+          0.48+          17
                        "Dogs" of Wall Street Portfolio Class 1
      4/1/98-
      11/30/98        65,283      0.85+(1)       2.04+(1)       --
      1/31/99#        78,062      0.85+(1)       0.93+(1)       58
      1/31/00         98,924      0.67(1)        2.11(1)        51
      1/31/01         92,070      0.72(1)        2.76(1)        55
      1/31/02        112,588      0.71(1)        2.22(1)        35
      1/31/03         99,103      0.69(1)        2.42(1)        67
                        "Dogs" of Wall Street Portfolio Class 3
      9/30/02@-
      1/31/03            569      0.92+(1)       1.91+(1)       67

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
     @  Inception of class.
   (1) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                          EXPENSES
                                                       ----------------------------------------------
                                                       11/98    1/99+    1/00    1/01    1/02    1/03
                                                       ----------------------------------------------
       "Dogs" of Wall Street Class 1...............    0.92%+   0.85%    0.67%   0.72%   0.71%   0.69%
       "Dogs" of Wall Street Class 3...............      --       --       --      --      --    0.92+

                                                               NET INVESTMENT INCOME (LOSS)
                                                     ------------------------------------------------
                                                     11/98    1/99+    1/00    1/01     1/02     1/03
                                                     ------------------------------------------------
       "Dogs" of Wall Street Class 1...............  1.97%+   0.93%    2.11%    2.76%    2.22%   2.42%
       "Dogs" of Wall Street Class 3...............    --       --       --       --       --    1.91+

   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Federated American Leaders Portfolio would have been lower by 0.01% and 0.01% for Class 1 and 3 respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------------------
                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                    NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                  ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                  END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL       PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000'S)
      -----------------------------------------------------------------------------------------------------------------------------
                                                    Alliance Growth Portfolio Class 1
      11/30/98    $22.56      $ 0.07        $ 7.77         $ 7.84        $(0.06)        $(2.30)     $28.04      35.92%   $1,396,140
      1/31/99#     28.04          --          7.22           7.22            --             --       35.26      25.75     1,864,924
      1/31/00      35.26       (0.04)         4.46           4.42         (0.05)         (3.05)      36.58      14.09     2,875,413
      1/31/01      36.58       (0.04)        (3.40)         (3.44)           --          (4.94)      28.20     (10.17)    2,810,098
      1/31/02      28.20        0.04         (6.61)         (6.57)           --          (2.22)      19.41     (23.05)    1,928,115
      1/31/03      19.41        0.03         (5.87)         (5.84)        (0.04)            --       13.53     (30.08)    1,007,655
                                                    Alliance Growth Portfolio Class 3
      9/30/02@-
      1/31/03      14.17        0.01         (0.67)         (0.66)           --             --       13.51      (4.66)        2,490
                                                Goldman Sachs Research Portfolio Class 1
      7/3/00-
      1/31/01      10.00       (0.03)        (0.01)         (0.04)           --          (0.04)       9.92      (0.42)       39,903
      1/31/02       9.92       (0.04)        (3.09)         (3.13)           --             --        6.79     (31.55)       28,382
      1/31/03       6.79       (0.01)        (1.66)         (1.67)           --             --        5.12     (24.59)       23,828
                                                Goldman Sachs Research Portfolio Class 3
      9/30/02@-
      1/31/03       4.90       (0.01)         0.22           0.21            --             --        5.11       4.29           119
                                           MFS Massachusetts Investors Trust Portfolio Class 1
      11/30/98     15.62        0.02          2.61           2.63         (0.12)         (2.76)      15.37      17.82       238,298
      1/31/99#     15.37        0.01          1.60           1.61            --             --       16.98      10.47       266,069
      1/31/00      16.98        0.10          0.11           0.21         (0.03)         (3.81)      13.35       1.77       337,222
      1/31/01      13.35        0.08          0.42           0.50         (0.08)            --       13.77       3.71       369,518
      1/31/02      13.77        0.08         (2.45)         (2.37)        (0.07)         (0.54)      10.79     (17.15)      323,404
      1/31/03      10.79        0.07         (2.43)         (2.36)        (0.08)            --        8.35     (21.88)      210,436
                                           MFS Massachusetts Investors Trust Portfolio Class 3
      9/30/02@-
      1/31/03       8.20        0.02          0.13           0.15            --             --        8.35       1.83         1,353

      ---------  --------------------------------------------
                                  RATIO OF NET
                  RATIO OF         INVESTMENT
                 EXPENSES TO    INCOME(LOSS) TO
       PERIOD    AVERAGE NET      AVERAGE NET       PORTFOLIO
        ENDED      ASSETS            ASSETS         TURNOVER
      ---------  --------------------------------------------
                      Alliance Growth Portfolio Class 1
      11/30/98      0.58%             0.27%             90%
      1/31/99#      0.63+            (0.01)+            11
      1/31/00       0.63             (0.11)             77
      1/31/01       0.64             (0.10)            101
      1/31/02       0.65              0.17              86
      1/31/03       0.65(3)           0.19(3)           51
                      Alliance Growth Portfolio Class 3
      9/30/02@-
      1/31/03       0.88+(3)          0.19+(3)          51
                   Goldman Sachs Research Portfolio Class 1
      7/3/00-
      1/31/01       1.35+(1)(2)      (0.54)+(1)(2)     115
      1/31/02       1.35(2)          (0.49)(2)         144
      1/31/03       1.35(2)          (0.21)(2)         198
                   Goldman Sachs Research Portfolio Class 3
      9/30/02@-
      1/31/03       1.60+(2)         (0.56)+(2)        198
                 MFS Massachusetts Investors Trust Portfolio
                                    Class 1
      11/30/98      0.70              0.17             105
      1/31/99#      0.75+             0.38+             76
      1/31/00       0.75              0.66              64
      1/31/01       0.76              0.58              81
      1/31/02       0.78              0.66              82
      1/31/03       0.78(3)           0.73(3)           65
                 MFS Massachusetts Investors Trust Portfolio
                                    Class 3
      9/30/02@-
      1/31/03       0.99+(3)          0.53+(3)          65

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
     @  Inception of class.
   (1) The ratios reflect an expense cap of 1.35% which is net of custody credits (0.01%) or waivers/reimbursements if applicable.
   (2) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                     EXPENSES
                                                 ------------------------------------------------
                                                 11/98    1/99     1/00    1/01+    1/02    1/03
                                                 ------------------------------------------------
       Goldman Sachs Research Class 1..........    --%      --%      --%   1.63%    1.49%    1.44%
       Goldman Sachs Research Class 3..........    --       --       --      --       --     1.60+

                                                             NET INVESTMENT INCOME (LOSS)
                                                 ----------------------------------------------------
                                                 11/98    1/99     1/00     1/01+      1/02     1/03
                                                 ----------------------------------------------------
       Goldman Sachs Research Class 1..........    --%       --%      --%   (0.82)%    (0.63)%  (0.30)%
       Goldman Sachs Research Class 3..........    --        --       --       --         --    (0.56)+

   (3) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Alliance Growth Portfolio would have been lower by 0.00% and 0.02% for Class 1 and 3, respectively. The ratio of expenses to average net assets for MFS Massachusetts
        Investors Trust Portfolio would have been 0.02% and 0.02% for Class 1 and 3, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ---------------------------------------------------------------------------------------------------------------------------
                                               Putnam Growth: Voyager Portfolio Class 1
      11/30/98    $19.15      $ 0.01        $ 4.15         $ 4.16        $(0.02)        $(3.08)     $20.21      22.56%   $398,863
      1/31/99#     20.21       (0.01)         3.33           3.32            --             --       23.53      16.43     494,813
      1/31/00      23.53       (0.02)         3.76           3.74         (0.01)         (0.78)      26.48      16.51     783,896
      1/31/01      26.48       (0.03)        (3.37)         (3.40)           --          (2.23)      20.85     (13.68)    732,943
      1/31/02      20.85        0.02         (5.39)         (5.37)           --          (0.59)      14.89     (25.71)    486,747
      1/31/03      14.89        0.03         (3.87)         (3.84)        (0.02)            --       11.03     (25.77)    271,199
                                               Putman Growth: Voyager Portfolio Class 3
      9/30/02@-
      1/31/03      10.88          --          0.14           0.14            --             --       11.02       1.29         577
                                                  Blue Chip Growth Portfolio Class 1
      7/5/00-
      1/31/01      10.00        0.06         (1.24)         (1.18)        (0.03)            --        8.79     (11.82)     15,801
      1/31/02       8.79        0.03         (2.20)         (2.17)           --             --        6.62     (24.64)     29,342
      1/31/03       6.62        0.01         (1.85)         (1.84)        (0.02)            --        4.76     (27.85)     20,303
                                                  Blue Chip Growth Portfolio Class 3
      9/30/02@-
      1/31/03       4.76        0.00          0.00           0.00            --             --        4.76       0.00         405
                                                     Real Estate Portfolio Class 1
      11/30/98     11.53        0.45         (1.93)         (1.48)        (0.16)         (0.01)       9.88     (13.04)     59,102
      1/31/99#      9.88        0.09         (0.36)         (0.27)           --             --        9.61      (2.73)     58,504
      1/31/00       9.61        0.39         (1.14)         (0.75)        (0.33)            --        8.53      (8.03)     53,766
      1/31/01       8.53        0.39          1.84           2.23         (0.36)            --       10.40      26.40      76,224
      1/31/02      10.40        0.56          0.16           0.72         (0.32)            --       10.80       7.12      85,794
      1/31/03      10.80        0.55         (0.18)          0.37         (0.28)            --       10.89       3.41      95,829
                                                     Real Estate Portfolio Class 3
      9/30/02@-
      1/31/03      10.93        0.19         (0.25)         (0.06)           --             --       10.87      (0.55)        829

                                 RATIO OF NET
                  RATIO OF        INVESTMENT
                 EXPENSES TO   INCOME (LOSS) TO
       PERIOD    AVERAGE NET     AVERAGE NET      PORTFOLIO
        ENDED      ASSETS           ASSETS        TURNOVER
      ---------  ------------------------------------------
                  Putnam Growth: Voyager Portfolio Class 1
      11/30/98      0.86%            0.09%            75%
      1/31/99#      0.86+           (0.19)+           10
      1/31/00       0.80            (0.09)            76
      1/31/01       0.79            (0.10)            84
      1/31/02       0.82             0.11             94
      1/31/03       0.86(2)          0.19(2)         120
                  Putman Growth: Voyager Portfolio Class 3
      9/30/02@-
      1/31/03       1.09+(2)         0.00+(2)        120
                     Blue Chip Growth Portfolio Class 1
      7/5/00-
      1/31/01       0.85+(1)         1.06+(1)         81
      1/31/02       0.85(1)          0.36(1)         125
      1/31/03       0.85(1)          0.20(1)         103
                     Blue Chip Growth Portfolio Class 3
      9/30/02@-
      1/31/03       1.11+(1)        (0.05)+(1)       103
                       Real Estate Portfolio Class 1
      11/30/98      0.95             4.21             26
      1/31/99#      1.01+            5.63+             6
      1/31/00       0.92             4.24             61
      1/31/01       0.96             4.05             28
      1/31/02       0.92             5.32             62
      1/31/03       0.89             4.89             52
                       Real Estate Portfolio Class 3
      9/30/02@-
      1/31/03       1.12+            5.61+            52

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
     @  Inception of class
   (1) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                   EXPENSES
                                                -----------------------------------------------
                                                11/98    1/99    1/00    1/01+    1/02    1/03
                                                -----------------------------------------------
      Blue Chip Growth Class 1................    --%     --%     --%    1.81%    1.16%   0.94%
      Blue Chip Growth Class 3................    --      --      --       --      --     1.11%+

                                                           NET INVESTMENT INCOME (LOSS)
                                                --------------------------------------------------
                                                11/98    1/99     1/00     1/01+    1/02     1/03
                                                --------------------------------------------------
      Blue Chip Growth Class 1................    --%       --%      --%    0.10%    0.05%    0.11%
      Blue Chip Growth Class 3................    --        --       --       --       --    (0.05)+

   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Putnam Growth: Voyager Portfolio would have been lower by 0.01% and 0.02% for Class 1 and 3, respectively

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS      NET
                               ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET      ASSET
                               VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED      VALUE
             PERIOD          BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF      TOTAL
              ENDED          OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD    RETURN***
      -----------------------------------------------------------------------------------------------------------------------------
                                                  MFS Mid-Cap Growth Portfolio Class 1

      4/01/99-
      1/31/00                 $10.00      $(0.01)       $ 5.84         $ 5.83        $   --         $(0.23)     $15.60       58.26%
      1/31/01                  15.60       (0.04)         3.76           3.72            --          (0.33)      18.99       23.97
      1/31/02                  18.99       (0.03)        (6.58)         (6.61)           --          (2.38)      10.00      (34.93)
      1/31/03                  10.00       (0.03)        (4.16)         (4.19)           --             --        5.81      (41.90)

                                                  MFS Mid-Cap Growth Portfolio Class 3

      9/30/02@-1/31/03          5.47       (0.01)         0.33           0.32            --             --        5.79        5.85

                                                   Aggressive Growth Portfolio Class 1

      11/30/98                 11.76        0.04          0.52           0.56            --             --       12.32        4.76
      1/31/99#                 12.32          --          3.20           3.20            --             --       15.52       25.97
      1/31/00                  15.52          --          8.59           8.59         (0.03)         (1.36)      22.72       60.62
      1/31/01                  22.72        0.05         (3.09)         (3.04)           --          (1.96)      17.72      (14.88)
      1/31/02                  17.72        0.03         (5.77)         (5.74)        (0.05)         (3.09)       8.84      (31.71)
      1/31/03                   8.84       (0.02)        (2.13)         (2.15)        (0.02)(5)         --        6.67      (24.28)

                                                   Aggressive Growth Portfolio Class 3

      9/30/02@-1/31/03          6.79       (0.01)        (0.11)         (0.12)           --             --        6.67       (1.77)

                               NET                           RATIO OF NET
                              ASSETS     RATIO OF             INVESTMENT
                              END OF    EXPENSES TO        INCOME (LOSS) TO
             PERIOD           PERIOD    AVERAGE NET          AVERAGE NET       PORTFOLIO
              ENDED          (000'S)      ASSETS                ASSETS         TURNOVER
      ---------------------  -----------------------------------------------------------
                                        MFS Mid-Cap Growth Portfolio Class 1
      4/01/99-
      1/31/00                $ 81,636      1.15%+(1)(3)         (0.13)%+(1)(3)    108%
      1/31/01                 367,523      0.82(2)(3)           (0.20)(2)(3)      146
      1/31/02                 280,024      0.82(3)              (0.25)(3)          96
      1/31/03                 123,948      0.84(3)(4)           (0.48)(3)(4)      164
                                        MFS Mid-Cap Growth Portfolio Class 3
      9/30/02@-1/31/03          2,406      1.04+(3)(4)          (0.35)+(3)(4)     164
                                         Aggressive Growth Portfolio Class 1
      11/30/98                133,183      0.83                  0.32             268
      1/31/99#                182,313      0.82+                 0.13+             29
      1/31/00                 450,073      0.75                  0.02             131
      1/31/01                 495,826      0.70                  0.23             263
      1/31/02                 293,084      0.75                  0.21             229
      1/31/03                 156,449      0.77                 (0.24)            150
                                         Aggressive Growth Portfolio Class 3
      9/30/02@-1/31/03            301      0.99+                (0.46)+           150

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
     @  Inception of class.
   (1) The ratios reflect an expense cap of 1.15% which is net of custody credits (0.02%) or waivers/reimbursements if applicable.
   (2)  Gross of custody credits of 0.01%
   (3) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                           EXPENSES
                                        ----------------------------------------------
                                        11/98   1/99+   1/00    1/01    1/02     1/03
                                        ----------------------------------------------
       MFS Mid-Cap Growth
         Class 1......................    --%     --%   1.19%+  0.82%   0.82%    0.84%
       MFS Mid-Cap Growth
         Class 3......................    --      --     --      --       --     1.04+

                                                  NET INVESTMENT INCOME (LOSS)
                                        ------------------------------------------------
                                        11/98   1/99+   1/00      1/01    1/02     1/03
                                        ------------------------------------------------
       MFS Mid-Cap Growth
         Class 1......................    --%     --%   (0.17)%+  (0.20)% (0.25)%  (0.46)%
       MFS Mid-Cap Growth
         Class 3......................    --      --       --        --     --     (0.33)+

   (4) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for MFS Mid-Cap Growth Portfolio would have been lower by 0.02% and 0.02% for Class 1 and 3, respectively.
   (5) Includes a tax return of capital of less than $0.01 per share.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                               ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                               VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
             PERIOD          BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
              ENDED          OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------------------
                                                 Growth Opportunities Portfolio Class 1
      7/5/00-
      1/31/01                 $10.00      $ 0.07        $(1.10)        $(1.03)       $(0.04)        $   --      $8.93      (10.30)%
      1/31/02                   8.93       (0.02)        (3.06)         (3.08)           --             --       5.85      (34.48)
      1/31/03                   5.85       (0.03)        (2.32)         (2.35)           --             --       3.50      (40.17)
                                                 Growth Opportunities Portfolio Class 3
      9/30/02@-1/31/03          3.33       (0.03)         0.19           0.16            --             --       3.49        4.80
                                                    Marsico Growth Portfolio Class 1
      12/29/00-1/31/01         10.00        0.01          0.53           0.54            --             --      10.54        5.40
      1/31/02                  10.54        0.01         (1.74)         (1.73)           --          (0.02)      8.79      (16.35)
      1/31/03                   8.79       (0.01)        (1.27)         (1.28)           --             --       7.51      (14.55)
                                                    Marsico Growth Portfolio Class 3
      9/30/02@-1/31/03          7.94          --         (0.45)         (0.45)           --             --       7.49       (5.67)
                                                      Technology Portfolio Class 1
      7/3/00-
      1/31/01                  10.00       (0.04)        (2.80)         (2.84)           --             --       7.16      (28.40)
      1/31/02                   7.16       (0.05)        (3.69)         (3.74)           --             --       3.42      (52.23)
      1/31/03                   3.42       (0.03)        (1.60)         (1.63)           --             --       1.79      (47.66)
                                                      Technology Portfolio Class 3
      9/30/02@-1/31/03          1.53       (0.01)         0.27           0.26            --             --       1.79       16.99
                                                Small & Mid Cap Value Portfolio Class 3
      9/30/02@-1/31/03          9.22        0.01          0.63           0.64         (0.00)            --       9.86        6.98

                                NET                         RATIO OF NET
                               ASSETS      RATIO OF          INVESTMENT
                               END OF     EXPENSES TO     INCOME (LOSS) TO
             PERIOD            PERIOD     AVERAGE NET       AVERAGE NET       PORTFOLIO
              ENDED            (000S)       ASSETS             ASSETS         TURNOVER
      ---------------------  ----------------------------------------------------------
                                       Growth Opportunities Portfolio Class 1
      7/5/00-
      1/31/01                $   28,836      1.00%+(3)          1.16%+(3)         86%
      1/31/02                    33,797      1.00(3)           (0.26)(3)         339
      1/31/03                    12,307      1.00(3)           (0.62)(3)         243
                                       Growth Opportunities Portfolio Class 3
      9/30/02@-1/31/03              305      1.24+(3)          (0.80)+(3)        243
                                          Marsico Growth Portfolio Class 1
      12/29/00-1/31/01            5,596      1.00+(1)(3)        0.73+(1)(3)       10
      1/31/02                    14,810      1.00(2)(3)         0.12(2)(3)       128
      1/31/03                    43,872      1.00(3)           (0.15)(3)         124
                                          Marsico Growth Portfolio Class 3
      9/30/02@-1/31/03            1,218      1.18+(3)          (0.12)+(3)        124
                                            Technology Portfolio Class 1
      7/3/00-
      1/31/01                    56,323      1.49+             (0.93)+            98
      1/31/02                    40,156      1.45              (1.23)            109
      1/31/03                    23,828      1.50(4)           (1.36)(4)         135
                                            Technology Portfolio Class 3
      9/30/02@-1/31/03              360      1.66+(4)          (1.52)+(4)        135
                                      Small & Mid Cap Value Portfolio Class 3
      9/30/02@-1/31/03            2,618      1.75+(3)           0.41+(3)           7

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     +  Annualized.
     @  Inception of class.
   (1) The ratios reflect an expense cap of 1.00% which is net of custody credits (0.44%) or waivers/reimbursements if applicable.
   (2) The ratios reflect an expense cap of 1.00% for Class 1 which is net of custody credits (0.01%) or waiver/reimbursements if applicable.
   (3) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                          EXPENSES
                                                      -------------------------------------------------
                                                      11/98    1/99+    1/00    1/01    1/02      1/03
                                                      -------------------------------------------------
      Growth Opportunities Class 1..................    --%      --%     --%    1.26%+  1.19%     1.07%
      Growth Opportunities Class 3..................    --       --      --      --      --       1.24+
      Marsico Growth Class 1........................    --       --      --     4.73+   1.86(5)   1.04
      Marsico Growth Class 3........................    --       --      --      --      --       1.27+
      Small & Mid Cap Value Class 3.................    --       --      --      --      --       5.62+

                                                                  NET INVESTMENT INCOME (LOSS)
                                                      ----------------------------------------------------
                                                      11/98    1/99+    1/00    1/01     1/02        1/03
                                                      ----------------------------------------------------
      Growth Opportunities Class 1..................    --%      --%     --%     0.90%+  (0.44)%     (0.69)%
      Growth Opportunities Class 3..................    --       --      --        --       --       (0.80)+
      Marsico Growth Class 1........................    --       --      --     (3.00)+  (0.73)(5)   (0.19)
      Marsico Growth Class 3........................    --       --      --        --       --       (0.07)+
      Small & Mid Cap Value Class 3.................    --       --      --        --       --       (3.47)+

   (4) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Technology Portfolio would have been lower by 0.02% and 0.04% for Class 1 and 3, respectively.

   (5)  Gross of custody credits of 0.01%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS      NET
                               ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET      ASSET
                               VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED      VALUE
             PERIOD          BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON      END OF
              ENDED          OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS    PERIOD
      ------------------------------------------------------------------------------------------------------------------
                                      International Growth and Income Portfolio Class 1
      11/30/98                $10.41      $ 0.13        $ 0.86         $ 0.99        $(0.03)        $(0.06)      $11.31
      1/31/99#                 11.31          --          0.40           0.40         (0.02)         (0.19)       11.50
      1/31/00                  11.50        0.15          1.97           2.12         (0.45)         (0.89)       12.28
      1/31/01                  12.28        0.12          0.36           0.48         (0.12)         (0.13)       12.51
      1/31/02                  12.51        0.09         (3.05)         (2.96)        (0.03)         (0.45)        9.07
      1/31/03                   9.07        0.09         (1.96)         (1.87)        (0.05)            --         7.15
                                      International Growth and Income Portfolio Class 3
      9/30/02@-
      1/31/03                   7.26       (0.03)        (0.06)         (0.09)           --             --         7.17
                                              Global Equities Portfolio Class 1
      11/30/98                 15.98        0.07          2.40           2.47         (0.19)         (1.36)       16.90
      1/31/99#                 16.90          --          1.71           1.71            --             --        18.61
      1/31/00                  18.61        0.06          4.00           4.06         (0.21)         (1.37)       21.09
      1/31/01                  21.09       (0.03)        (1.91)         (1.94)        (0.03)         (1.59)       17.53
      1/31/02                  17.53        0.02         (4.90)         (4.88)        (0.01)         (2.15)       10.49
      1/31/02                  10.49        0.02         (2.64)         (2.62)           --             --         7.87
                                              Global Equities Portfolio Class 3
      9/30/02@-
      1/31/03                   7.76       (0.01)         0.09           0.06            --             --         7.84
                                     International Diversified Equities Portfolio Class 1
      11/30/98                 11.33        0.15          1.93           2.08         (0.40)         (0.15)       12.86
      1/31/99#                 12.86       (0.01)         0.22           0.21            --             --        13.07
      1/31/00                  13.07        0.13          1.91           2.04         (0.21)         (0.08)       14.82
      1/31/01                  14.82        0.11         (1.91)         (1.80)        (0.12)         (2.14)       10.76
      1/31/02                  10.76        0.07         (2.94)         (2.87)           --          (0.65)        7.24
      1/31/03                   7.24        0.07         (2.13)            --            --             --         5.18
                                     International Diversified Equities Portfolio Class 3
      9/30/02@-
      1/31/03                   5.49          --         (0.33)         (0.33)           --             --         5.16

                                            NET                       RATIO OF NET
                                           ASSETS      RATIO OF        INVESTMENT
                                           END OF     EXPENSES TO   INCOME (LOSS) TO
             PERIOD            TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      PORTFOLIO
              ENDED          RETURN***     (000S)       ASSETS           ASSETS        TURNOVER
      ---------------------  -------------------------------------------------------------------
                                      International Growth and Income Portfolio Class 1
      11/30/98                   9.58%   $  128,344      1.46%            1.12%            51%
      1/31/99#                   3.56       142,497      1.46+           (0.10)+           10
      1/31/00                   17.99       253,962      1.21             1.16             75
      1/31/01                    3.95       342,114      1.18             0.95             80
      1/31/02                  (23.67)      289,084      1.20             0.84            148
      1/31/03                  (20.66)      177,883      1.22             1.08            264
                                      International Growth and Income Portfolio Class 3
      9/30/02@-
      1/31/03                   (1.24)        1,647      1.83+           (1.18)+          264
                                              Global Equities Portfolio Class 1
      11/30/98                  15.34       420,358      0.88             0.46             92
      1/31/99#                  10.12       463,138      0.86+           (0.04)+           12
      1/31/00                   23.67       632,495      0.84             0.30             94
      1/31/01                   (9.29)      650,067      0.84            (0.15)            93
      1/31/02                  (27.72)      409,626      0.87             0.14             75
      1/31/02                  (24.98)      221,301      0.93(1)          0.19(1)          71
                                              Global Equities Portfolio Class 3
      9/30/02@-
      1/31/03                    1.03           265      1.16+(1)        (0.30)+(1)        71
                                    International Diversified Equities Portfolio Class 1
      11/30/98                  18.33       354,174      1.26             1.18             40
      1/31/99#                   1.63       373,785      1.26+           (0.43)+            7
      1/31/00                   15.85       464,988      1.22             0.95             65
      1/31/01                  (12.71)      442,009      1.21             0.89             72
      1/31/02                  (27.07)      309,703      1.23             0.84             29
      1/31/03                  (28.45)      156,911      1.22             0.97             48
                                    International Diversified Equities Portfolio Class 3
      9/30/02@-
      1/31/03                   (6.01)        2,480      1.33+           (0.29)+           48

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
     @  Inception of class.
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower by 0.00% and 0.02% for Class 1 and 3, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                               ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                               VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
             PERIOD          BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
              ENDED          OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------------------
                                                   Emerging Markets Portfolio Class 1
      11/30/98                $ 8.03      $ 0.04        $(1.78)        $(1.74)       $(0.07)        $   --      $6.22      (21.86)%
      1/31/99#                  6.22        0.01            --           0.01         (0.01)            --       6.22        0.20
      1/31/00                   6.22       (0.03)         4.81           4.78            --             --      11.00       76.86
      1/31/01                  11.00       (0.02)        (2.95)         (2.97)        (0.06)         (0.16)      7.81      (26.87)
      1/31/02                   7.81        0.03         (0.95)         (0.92)        (0.02)         (0.08)      6.79      (11.49)
      1/31/03                   6.79        0.02         (0.74)         (0.72)        (0.02)(4)         --       6.05      (10.63)
                                                   Emerging Markets Portfolio Class 3
      9/30/02@-
      1/31/03                   5.70       (0.02)         0.37           0.35            --             --       6.05        6.14
                                                    Foreign Value Portfolio Class 3
      9/30/02@-
      1/31/03                   9.20       (0.03)        (0.03)         (0.06)        (0.03)(3)         --       9.11       (0.64)

                                NET                       RATIO OF NET
                               ASSETS      RATIO OF        INVESTMENT
                               END OF     EXPENSES TO   INCOME (LOSS) TO
             PERIOD            PERIOD     AVERAGE NET     AVERAGE NET      PORTFOLIO
              ENDED           (000'S)       ASSETS           ASSETS        TURNOVER
      ---------------------  -------------------------------------------------------
                                       Emerging Markets Portfolio Class 1
      11/30/98               $   31,685      1.90%(2)         0.61%(2)         96%
      1/31/99#                   32,708      1.90+(2)         0.60+(2)         22
      1/31/00                   102,740      1.90(1)(2)      (0.41)(1)(2)     145
      1/31/01                    96,507      1.57(2)         (0.22)(2)        125
      1/31/02                    82,624      1.53(2)          0.51(2)         113
      1/31/03                    63,377      1.53(2)          0.43(2)         118
                                       Emerging Markets Portfolio Class 3
      9/30/02@-
      1/31/03                       276      2.12+(2)        (0.56)+(2)       118
                                         Foreign Value Portfolio Class 3
      9/30/02@-
      1/31/03                     4,099      2.05+(2)        (1.04)+(2)         1

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year end from November to January 31.
     +  Annualized.
     @  Inception of class.
   (1) The ratios reflect an expense cap of 1.90% which is net of custody credits (0.01%) or waiver/reimbursement if applicable.
   (2) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                             EXPENSES
                                        --------------------------------------------------
                                        11/98    1/99+    1/00    1/01     1/02      1/03
                                        --------------------------------------------------
       Emerging Markets Class 1.....    2.01%    2.29%    1.91%   1.57%     1.53%    1.53%
       Emerging Markets Class 3.....      --       --      --      --         --     2.12+
       Foreign Value Class 3........      --       --      --      --         --     6.21+

                                                  NET INVESTMENT INCOME (LOSS)
                                      ----------------------------------------------------
                                      11/98    1/99+    1/00     1/01      1/02      1/03
                                      ----------------------------------------------------
       Emerging Markets Class 1.....  0.50%    0.21%    (0.42)%  (0.22)%    0.51%     0.43%
                                                                                      (0.5
       Emerging Markets Class 3.....    --       --        --       --        --       6)+
       Foreign Value Class 3........    --       --        --       --        --     (5.20)+

   (3)  Includes a tax return of capital of $0.03 per share.
   (4) Includes a tax return of capital of less then $0.01 per share.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2003
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST
                                (CLASS 3 SHARES)

                  --    Alliance Growth Portfolio
                  --    MFS Mid-Cap Growth Portfolio
                  --    Technology Portfolio
                  --    Global Equities Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

EXPENSE SUMMARY.............................................     10

ACCOUNT INFORMATION.........................................     11

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     13

  Investment Strategies.....................................     13

GLOSSARY....................................................     14

  Investment Terminology....................................     14

  Risk Terminology..........................................     16

MANAGEMENT..................................................     18

  Information about the Investment Adviser and Manager......     18

  Information about the Subadvisers.........................     18

  Information about the Distributor.........................     19

  Portfolio Management......................................     19

  Custodian, Transfer and Dividend Paying Agent.............     20

FINANCIAL HIGHLIGHTS........................................     21

FOR MORE INFORMATION........................................     24

      --------------------------------------------------------------------

                                TRUST HIGHLIGHTS

      --------------------------------------------------------------------




      The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the "Trust") and to provide you with information about four of the Trust's separate investment series ("Portfolios") and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begins on page 13, and the glossary that follows on page 14.

                        Q&A

       "NET ASSETS" as referred to under "Principal Investment Strategy" takes into account borrowings for investment purposes.

       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

       MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

Q:   WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
     STRATEGIES?

A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. A Portfolio's investment goal may be changed without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.


  ----------------------------------------------------------------------------------------------
    PORTFOLIO               INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Alliance Growth         long-term growth of         invests primarily in equity
    Portfolio               capital                     securities of a limited number of
                                                        large, carefully selected, high
                                                        quality U.S. companies that are
                                                        judged likely to achieve superior
                                                        earnings
  ----------------------------------------------------------------------------------------------
    MFS Mid-Cap Growth      long-term growth of         invests, under normal
    Portfolio               capital                     circumstances, at least 80% of net
                                                        assets in equity securities of
                                                        medium-sized companies that its
                                                        Subadviser believes have
                                                        above-average growth potential
  ----------------------------------------------------------------------------------------------
    Technology Portfolio    long-term capital           invests, under normal
                            appreciation                circumstances, at least 80% of net
                                                        assets in equity securities that
                                                        demonstrate the potential for
                                                        capital appreciation, issued by
                                                        companies the Subadviser believes
                                                        are positioned to benefit from
                                                        involvement in technology and
                                                        technology-related industries
                                                        worldwide
  ----------------------------------------------------------------------------------------------
    Global Equities         long-term growth of         invests primarily in common stocks
    Portfolio               capital                     or securities with common stock
                                                        characteristics of U.S. and foreign
                                                        issuers that demonstrate the
                                                        potential for appreciation and
                                                        engages in transactions in foreign
                                                        currencies; under normal
                                                        circumstances, at least 80% of net
                                                        assets of the Portfolio will be
                                                        invested in equity securities
  ----------------------------------------------------------------------------------------------

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the chart on page 13 describes various additional risks.

    Risks of Investing in Equity Securities

    The ALLIANCE GROWTH, MFS MID-CAP GROWTH, TECHNOLOGY AND GLOBAL EQUITIES PORTFOLIOS invest primarily in equity securities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Growth Stocks

    Growth stocks are historically volatile, which will particularly affect the ALLIANCE GROWTH, MFS MID-CAP GROWTH AND TECHNOLOGY PORTFOLIOS.

    Risks of Investing Internationally

    All of the Portfolios may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios and are primary risks of the GLOBAL EQUITIES PORTFOLIO.

    Risks of Investing in Emerging Market Countries

    The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. The GLOBAL EQUITIES PORTFOLIO may also invest in emerging market countries.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the ALLIANCE GROWTH and TECHNOLOGY PORTFOLIOS.

    Risks of Investing in "Non-Diversified" Portfolios

    The MFS MID-CAP GROWTH PORTFOLIO is organized as a "non-diversified" Portfolio. A non-diversified Portfolio can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, a Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies. This will particularly affect the TECHNOLOGY PORTFOLIO.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the following Risk/Return Bar Charts and Tables are for Class 1 (formerly Class A) shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          ALLIANCE GROWTH PORTFOLIO CLASS 1
                                                          ---------------------------------
1994                                                                    -2.16%
1995                                                                    43.79%
1996                                                                    29.11%
1997                                                                    31.43%
1998                                                                    52.23%
1999                                                                    33.07%
2000                                                                   -19.47%
2001                                                                   -14.00%
2002                                                                   -31.26%

During the period shown in the bar chart, the highest return for a quarter was 32.57% (quarter ended 12/31/98) and the lowest return for a quarter was -16.67% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.86%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio Class 1                          -31.26%      -0.72%         10.00%
------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(2)                               -27.88%      -3.84%          6.89%
------------------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is February 9, 1993.

(2) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                          MFS MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                        MFS MID-CAP GROWTH PORTFOLIO CLASS 1
                                                        ------------------------------------
2000                                                                    9.61%
2001                                                                  -22.62%
2002                                                                  -47.17%

During the period shown in the bar chart, the highest return for a quarter was 26.80% (quarter ended 12/31/01) and the lowest return for a quarter was -35.89% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.17%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 MFS Mid-Cap Growth Portfolio Class 1                         -47.17%        -7.74%
--------------------------------------------------------------------------------------
 Russell 2000(R) Index(2)                                     -20.48%         0.28%
--------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for the Portfolio is April 1, 1999.

(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------

                              TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              TECHNOLOGY PORTFOLIO CLASS 1
                                                              ----------------------------
2001                                                                    -47.63%
2002                                                                    -49.29%

During the period shown in the bar chart, the highest return for a quarter was 40.64% (quarter ended 12/31/01) and the lowest return for a quarter was -45.25% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 0.56%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Technology Portfolio Class 1                                  -49.29%        -49.88%
---------------------------------------------------------------------------------------
 Nasdaq Composite Index(2)                                     -31.53%        -34.86%
---------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is July 5, 2000. The since inception return for the comparative index is as of the inception date month end.

(2) The Nasdaq Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks on The Nasdaq Stock Market.

--------------------------------------------------------------------------------

                           GLOBAL EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                           GLOBAL EQUITIES PORTFOLIO CLASS 1
                                                           ---------------------------------
1994                                                                     -0.30%
1995                                                                     19.16%
1996                                                                     14.18%
1997                                                                     15.06%
1998                                                                     22.86%
1999                                                                     30.94%
2000                                                                    -17.26%
2001                                                                    -18.11%
2002                                                                    -26.79%

During the period shown in the bar chart, the highest return for a quarter was 25.50% (quarter ended 12/31/98) and the lowest return for a quarter was -20.67% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -4.02%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR        YEARS      INCEPTION(1)
---------------------------------------------------------------------------------------------------
 Global Equities Portfolio Class 1                             -26.79%      -4.41%         3.93%
---------------------------------------------------------------------------------------------------
 MSCI World Index(2)                                           -19.89%      -2.11%         6.08%
---------------------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) World Index measures the performance of companies representative of the market structure of 23 developed market countries in North America, Europe and Asia/Pacific regions.

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on Class 3 shares if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                     ALLIANCE GROWTH        MFS MID-CAP          TECHNOLOGY       GLOBAL EQUITIES
                                                        PORTFOLIO         GROWTH PORTFOLIO      PORTFOLIO(2)         PORTFOLIO
                                                     ---------------      ----------------      ------------      ---------------
                                                         CLASS 3              CLASS 3             CLASS 3             CLASS 3
                                                     ---------------      ----------------      ------------      ---------------
Management Fees                                           0.61%                 0.75%               1.20%              0.76%
Distribution and/or Service (12b-1) Fees                  0.25%                 0.27%               0.27%              0.25%
Other Expenses(1)                                         0.04%                 0.07%               0.28%              0.17%
Total Annual Portfolio Operating Expenses(1)              0.90%                 1.09%               1.75%              1.18%

---------------

(1) Class 3 "Other Expenses" and "Total Annual Portfolio Operating Expenses" are estimated.

(2) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's distribution fees have been reduced. "Distribution and/or Service (12b-1) Fees" does not take into account this expense reduction and are therefore higher than the actual "Distribution and/or Service (12b-1) Fees" of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" for Class 3 would have been as follows:

                                              CLASS 3
                                              -------
MFS Mid-Cap Growth Portfolio                   1.07%
Technology Portfolio                           1.73%

    These waivers and reimbursements will continue indefinitely, but may be terminated at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the gross expenses shown in the fee table, your costs would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
Alliance Growth Portfolio...................................   $ 92     $287      $498      $1,108
MFS Mid-Cap Growth Portfolio*...............................    111      347       601       1,329
Technology Portfolio*.......................................    178      551       949       2,062
Global Equities Portfolio...................................    120      375       649       1,432

 * The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from directed brokerage arrangements. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time. The following are your costs after these fee waivers and/or expense reimbursements and expense reductions:

                                                              1 YEAR   3 YEAR   5 YEAR   10 YEAR
                                                              ------   ------   ------   -------
MFS Mid-Cap Growth Portfolio................................   $109     $340     $591    $1,306
Technology Portfolio........................................    176      545      939     2,041

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Class 3 shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("SAAMCo"), the Trust's investment adviser and manager. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. Class 3 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class 1 and 2 shares are offered through a separate prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

DISTRIBUTION AND SERVICE (12b-1) PLAN

Class 3 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of such Class 3 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolios' Class 3 shares. Because these fees are paid out of each Portfolio's Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class 3 shares of each Portfolio are also subject to distribution fees pursuant to a Rule 12b-1 plan. Each Portfolio may participate in directed brokerage programs whereby a portion of the brokerage commissions generated by a Portfolio will be used to make payments to AIG SunAmerica Capital Services, Inc. (the "Distributor"). The Distributor will use the money to pay for expenses designed to promote the sale of Class 3 shares of each Portfolio. Such payments to the Distributor will not exceed an annual rate of 0.75% of the average daily net assets of Class 3 shares of each Portfolio. Because these distribution fees are paid for out of directed brokerage, these fees will not increase the cost of your investment or affect your return.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. Securities for which quotations are not readily available or if a development/event occurs that may significantly impact the value of the securities then these securities are fair valued as determined pursuant to procedures adopted in good faith under the direction of the Trust's Trustees.

Because Class 3 shares are subject to service fees, while Class 1 shares are not, the net asset value per share of the Class 3 shares will generally be lower than the net asset value per share of the Class 1 shares of each Portfolio.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 3 shares are subject to service and distribution fees pursuant to a 12b-1 plan.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENT. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

The per share dividends on Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 3 shares are subject to service fees, while Class 1 shares are not.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.


---------------------------------------------------------------------------------------------------------------------
                          ALLIANCE GROWTH          MFS MID-CAP            TECHNOLOGY           GLOBAL EQUITIES
                                                     GROWTH
---------------------------------------------------------------------------------------------------------------------
  What are the         - Equity securities:   - Equity securities:   - Equity securities:   - Equity securities:
  Portfolio's            - large-cap stocks     - common stocks        - large-cap stocks     - large-cap stocks
  principal                                     - mid-cap stocks       - mid-cap stocks       - mid-cap stocks
  investments?                                  - convertible          - small-cap stocks   - Foreign securities
                                                  securities
                                              - Fixed income
                                                securities:
                                                - preferred stocks
                                              - Foreign securities:
                                                - depositary
                                                  receipts
---------------------------------------------------------------------------------------------------------------------
  What other types of  - Foreign securities   - Foreign securities   - Foreign securities   N/A
  investments may the    (up to 25%)            (up to 20%)
  Portfolio or                                - Junk bonds
  strategies use to a                           (up to 10%)
  significant extent?
---------------------------------------------------------------------------------------------------------------------
  What other types of  - Short-term           - Warrants             - Warrants             - Short-term
  investments may the    investments          - Rights               - Rights                 investments
  Portfolio use as     - Defensive            - Corporate debt       - Illiquid securities  - Currency
  part of efficient      investments            instruments            (up to 15%)            transactions
  portfolio            - Borrowing for        - U.S. government      - Options and futures  - Defensive
  management or to       temporary or           securities                                    investments
  enhance return?        emergency purposes   - Zero-coupon,                                - Borrowing for
                         (up to 33 1/3%)        deferred interest                             temporary or
                       - Options and futures    and PIK bonds                                 emergency purposes
                                              - Short sales                                   (up to 33 1/3%)
                                              - When-issued and                             - Options and futures
                                                delayed-delivery
                                                transactions
                                              - Options and futures
                                              - Currency
                                                transactions
                                              - Forward commitments
                                              - Registered
                                                investment
                                                companies
                                              - Short-term
                                                investments
                                              - Securities lending
                                                (up to 33 1/3%)
---------------------------------------------------------------------------------------------------------------------
  What additional      - Market volatility    - Market volatility    - Market volatility    - Market volatility
  risks normally       - Securities           - Securities           - Securities           - Securities
  affect the             selection              selection              selection              selection
  Portfolio?           - Active trading       - Medium sized         - Technology sector    - Active trading
                       - Growth stocks          companies            - IPO investing        - Currency volatility
                                              - Foreign exposure     - Derivatives          - Foreign exposure
                                              - Emerging markets     - Active trading       - Growth stocks
                                              - Growth stocks        - Growth stocks        - Derivatives
                                              - Non-diversified      - Foreign exposure     - Hedging
                                                status               - Small and medium
                                              - Active trading         sized companies
                                              - Derivatives          - Hedging
                                              - Hedging
                                              - Credit quality
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000(R) Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Midcap(R) Index, and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above/or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED

INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser. With respect to the FOREIGN VALUE PORTFOLIO, foreign securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

IPO INVESTING: A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPOs") exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated in significant amounts over short periods of time.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NON-DIVERSIFIED STATUS: Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $31 billion as of December 31, 2002. SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Strategic Investment Series, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2003, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                  PORTFOLIO                              FEE
                  ---------                              ---
Alliance Growth Portfolio....................            0.61%
MFS Mid-Cap Growth Portfolio.................            0.75%
Technology Portfolio.........................            1.20%
Global Equities Portfolio....................            0.76%

INFORMATION ABOUT THE SUBADVISERS

ALLIANCE CAPITAL MANAGEMENT L.P. (Alliance) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading global investment management firm. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. Alliance does business in certain circumstances, including its role as Subadviser to the Small & Mid Cap Value Portfolio of the Trust, using the name AllianceBernstein Institutional Investment Management (AllianceBernstein). AllianceBernstein is the institutional marketing and client servicing unit of Alliance. As of December 31, 2002, Alliance had approximately $386 billion in assets under management.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. As of December 31, 2002, MFS had approximately $112.5 billion in assets under management.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (MSIM Inc.) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM Inc. is located at 1221 Avenue of the Americas, New York, NY 10020. MSIM Inc. does business in certain circumstances, including its role as a Subadviser to the Trust, using the name "VAN KAMPEN." As of December 31, 2002, MSIM Inc. together with its affiliated asset management companies had approximately $376.3 billion in assets under management with approximately $156.1 billion in institutional assets.

SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' Class 3 shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team(s) for each Portfolio is set forth below following table.

----------------------------------------------------------------------------------------------------------------
                                                                 NAME AND TITLE OF
                                        ADVISER/              PORTFOLIO MANAGER (AND/
         PORTFOLIO                     SUBADVISER               OR MANAGEMENT TEAM)             EXPERIENCE
----------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio     Alliance                      - James G. Reilly            Mr. Reilly joined the
                                                               Executive Vice President   company in 1984 as a
                                                               and Portfolio Manager      research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1993 and
                                                                                          was promoted to an
                                                                                          Executive Vice
                                                                                          President in 1999.
----------------------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth            MFS                           - Eric B. Fischman           Mr. Fischman joined
 Portfolio                                                     Portfolio Manager          MFS as a portfolio
                                                                                          manager in 2000. Prior
                                                                                          to joining MFS, Mr.
                                                                                          Fischman was an equity
                                                                                          research analyst for
                                                                                          State Street Research
                                                                                          from 1998 to 2000.

                                                             - David E. Sette-Ducati      Mr. Sette-Ducati
                                                               Senior Vice President and  joined MFS in 1995 as
                                                               Portfolio Manager          a research analyst. He
                                                                                          became an Investment
                                                                                          Officer in 1997, Vice
                                                                                          President in 1999,
                                                                                          portfolio manager in
                                                                                          February 2000 and
                                                                                          Senior Vice President
                                                                                          in March 2001.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                 NAME AND TITLE OF
                                        ADVISER/              PORTFOLIO MANAGER (AND/
         PORTFOLIO                     SUBADVISER               OR MANAGEMENT TEAM)             EXPERIENCE
----------------------------------------------------------------------------------------------------------------
 Technology Portfolio          Van Kampen                    Large Cap Growth Team and    Mr. Umansky joined
                                                             Small Mid Cap Growth Team    MSIM Inc. as a
                                                             Current members include:     compliance analyst in
                                                             - Alexander L. Umansky       1994 and has been a
                                                               Executive Director and     Portfolio Manager
                                                               Portfolio Manager          since 1998. From 1996
                                                                                          to 1998 he was a
                                                                                          research analyst in
                                                                                          MSIM Inc.'s
                                                                                          Institutional Equity
                                                                                          Group focusing
                                                                                          primarily on
                                                                                          technology.
----------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio     Alliance                      - Stephen Beinhacker         Mr. Beinhacker joined
                                                               Portfolio Manager,         the company in 1992 as
                                                               Director and Senior Vice   Director of
                                                               President                  International
                                                                                          Quantitative Stock
                                                                                          Analysis and portfolio
                                                                                          manager. He was
                                                                                          promoted to Senior
                                                                                          Vice President in
                                                                                          1998.
----------------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS*
--------------------------------------------------------------------------------

The following Financial Highlights tables for Class 1 (formerly Class A) shares of each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a share of the Portfolio (assuming reinvestment of all dividends and distributions). Financial Highlight information for Class 3 shares of each Portfolio began September 30, 2002. Since Class 3 shares have not been in existence for at least a calendar year, financial highlights information for Class 1 shares is also shown for all Portfolios. Class 3 shares would have had substantially similar total returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The total returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these amounts were reflected, returns would be less than those shown below. Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                    NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                  ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                  END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL       PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000'S)
      -----------------------------------------------------------------------------------------------------------------------------
                                                    Alliance Growth Portfolio Class 1
      11/30/98    $22.56      $ 0.07        $ 7.77         $ 7.84        $(0.06)        $(2.30)     $28.04      35.92%   $1,396,140
      1/31/99#     28.04          --          7.22           7.22            --             --       35.26      25.75     1,864,924
      1/31/00      35.26       (0.04)         4.46           4.42         (0.05)         (3.05)      36.58      14.09     2,875,413
      1/31/01      36.58       (0.04)        (3.40)         (3.44)           --          (4.94)      28.20     (10.17)    2,810,098
      1/31/02      28.20        0.04         (6.61)         (6.57)           --          (2.22)      19.41     (23.05)    1,928,115
      1/31/03      19.41        0.03         (5.87)         (5.84)        (0.04)            --       13.53     (30.08)    1,007,655
                                                    Alliance Growth Portfolio Class 3
      9/30/02@-
      1/31/03      14.17        0.01         (0.67)         (0.66)           --             --       13.51      (4.66)        2,490

                                  RATIO OF NET
                  RATIO OF         INVESTMENT
                 EXPENSES TO    INCOME(LOSS) TO
       PERIOD    AVERAGE NET      AVERAGE NET       PORTFOLIO
        ENDED      ASSETS            ASSETS         TURNOVER
      ---------  --------------------------------------------
                      Alliance Growth Portfolio Class 1
      11/30/98      0.58%             0.27%             90%
      1/31/99#      0.63+            (0.01)+            11
      1/31/00       0.63             (0.11)             77
      1/31/01       0.64             (0.10)            101
      1/31/02       0.65              0.17              86
      1/31/03       0.65(1)           0.19(1)           51
                      Alliance Growth Portfolio Class 3
      9/30/02@-
      1/31/03       0.88+(1)          0.19+(1)          51

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
     @  Inception of class.
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Alliance Growth Portfolio would have been lower by 0.00% and 0.02% for Class 1 and 3, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                               ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                               VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
             PERIOD          BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
              ENDED          OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------------------
                                                  MFS Mid-Cap Growth Portfolio Class 1

      4/01/99-
      1/31/00                 $10.00      $(0.01)       $ 5.84         $ 5.83        $   --         $(0.23)     $15.60      58.26%
      1/31/01                  15.60       (0.04)         3.76           3.72            --          (0.33)     18.99       23.97
      1/31/02                  18.99       (0.03)        (6.58)         (6.61)           --          (2.38)     10.00      (34.93)
      1/31/03                  10.00       (0.03)        (4.16)         (4.19)           --             --       5.81      (41.90)

                                                  MFS Mid-Cap Growth Portfolio Class 3

      9/30/02@-1/31/03          5.47       (0.01)         0.33           0.32            --             --       5.79        5.85

                               NET                         RATIO OF NET
                              ASSETS     RATIO OF           INVESTMENT
                              END OF    EXPENSES TO      INCOME (LOSS) TO
             PERIOD           PERIOD    AVERAGE NET        AVERAGE NET       PORTFOLIO
              ENDED          (000'S)      ASSETS              ASSETS         TURNOVER
      ---------------------  ---------------------------------------------------------
                                       MFS Mid-Cap Growth Portfolio Class 1
      4/01/99-
      1/31/00                $ 81,636      1.15%+(1)(3)       (0.13)%+(1)(3)    108%
      1/31/01                 367,523      0.82(2)(3)         (0.20)(2)(3)      146
      1/31/02                 280,024      0.82(3)            (0.25)(3)          96
      1/31/03                 123,948      0.84(3)(4)         (0.48)(3)(4)      164
                                       MFS Mid-Cap Growth Portfolio Class 3
      9/30/02@-1/31/03          2,406      1.04+(3)(4)        (0.35)+(3)(4)     164

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
     @  Inception of class.
   (1) The ratios reflect an expense cap of 1.15% which is net of custody credits (0.02%) or waivers/reimbursements if applicable.
   (2)  Gross of custody credits of 0.01%
   (3) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                           EXPENSES
                                        ----------------------------------------------
                                        11/98   1/99+   1/00    1/01    1/02     1/03
                                        ----------------------------------------------
       MFS Mid-Cap Growth
         Class 1......................    --%     --%   1.19%+  0.82%   0.82%    0.84%
       MFS Mid-Cap Growth
         Class 3......................    --      --     --      --       --     1.04+

                                                  NET INVESTMENT INCOME (LOSS)
                                        ------------------------------------------------
                                        11/98   1/99+   1/00      1/01    1/02     1/03
                                        ------------------------------------------------
       MFS Mid-Cap Growth
         Class 1......................    --%     --%   (0.17)%+  (0.20)% (0.25)%  (0.46)%
       MFS Mid-Cap Growth
         Class 3......................    --      --       --        --     --     (0.33)+

   (4) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for MFS Mid-Cap Growth Portfolio would have been lower by 0.02% and 0.02% for Class 1 and 3, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                               ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                               VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
             PERIOD          BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
              ENDED          OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------------------
                                                      Technology Portfolio Class 1
      7/3/00-
      1/31/01                 $10.00      $(0.04)       $(2.80)        $(2.84)       $   --         $   --      $7.16      (28.40)%
      1/31/02                   7.16       (0.05)        (3.69)         (3.74)           --             --       3.42      (52.23)
      1/31/03                   3.42       (0.03)        (1.60)         (1.63)           --             --       1.79      (47.66)
                                                      Technology Portfolio Class 3
      9/30/02@-1/31/03          1.53       (0.01)         0.27           0.26            --             --       1.79       16.99
                                                   Global Equities Portfolio Class 1
      11/30/98                 15.98        0.07          2.40           2.47         (0.19)         (1.36)     16.90       15.34
      1/31/99#                 16.90          --          1.71           1.71            --             --      18.61       10.12
      1/31/00                  18.61        0.06          4.00           4.06         (0.21)         (1.37)     21.09       23.67
      1/31/01                  21.09       (0.03)        (1.91)         (1.94)        (0.03)         (1.59)     17.53       (9.29)
      1/31/02                  17.53        0.02         (4.90)         (4.88)        (0.01)         (2.15)     10.49      (27.72)
      1/31/02                  10.49        0.02         (2.64)         (2.62)           --             --       7.87      (24.98)
                                                   Global Equities Portfolio Class 3
      9/30/02@-1/31/03          7.76       (0.01)         0.09           0.06            --             --       7.84        1.03

                                NET                         RATIO OF NET
                               ASSETS      RATIO OF          INVESTMENT
                               END OF     EXPENSES TO     INCOME (LOSS) TO
             PERIOD            PERIOD     AVERAGE NET       AVERAGE NET       PORTFOLIO
              ENDED            (000S)       ASSETS             ASSETS         TURNOVER
      ---------------------  ----------------------------------------------------------
                                            Technology Portfolio Class 1
      7/3/00-
      1/31/01                $   56,323      1.49%+            (0.93)%+           98%
      1/31/02                    40,156      1.45              (1.23)            109
      1/31/03                    23,828      1.50(1)           (1.36)(1)         135
                                            Technology Portfolio Class 3
      9/30/02@-1/31/03              360      1.66+(1)          (1.52)+(1)        135
                                         Global Equities Portfolio Class 1
      11/30/98                  420,358      0.88               0.46              92
      1/31/99#                  463,138      0.86+             (0.04)+            12
      1/31/00                   632,495      0.84               0.30              94
      1/31/01                   650,067      0.84              (0.15)             93
      1/31/02                   409,626      0.87               0.14              75
      1/31/02                   221,301      0.93(1)            0.19(1)           71
                                         Global Equities Portfolio Class 3
      9/30/02@-1/31/03              265      1.16+(1)          (0.30)+(1)         71

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     +  Annualized.
     @  Inception of class.
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Technology Portfolio would have been lower by 0.02% and 0.04% for Class 1 and 3, respectively. The ratio of expenses to average net assets for Global Equities Portfolio would have been lower by 0.00% and 0.02% for Class 1 and 3, respectively.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2003
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST

                  --    Cash Management Portfolio
                  --    Corporate Bond Portfolio
                  --    Global Bond Portfolio
                  --    High-Yield Bond Portfolio
                  --    Worldwide High Income Portfolio
                  --    SunAmerica Balanced Portfolio
                  --    MFS Total Return Portfolio
                  --    Asset Allocation Portfolio
                  --    Telecom Utility Portfolio
                  --    Growth-Income Portfolio
                  --    Federated American Leaders Portfolio
                        (formerly Federated Value Portfolio)
                  --    Davis Venture Value Portfolio
                  --    "Dogs" of Wall Street Portfolio
                  --    Alliance Growth Portfolio
                  --    Goldman Sachs Research Portfolio
                  --    MFS Massachusetts Investors Trust Portfolio
                        (formerly MFS Growth and Income Portfolio)
                  --    Putnam Growth: Voyager Portfolio
                        (formerly Putnam Growth Portfolio)
                  --    Blue Chip Growth Portfolio
                  --    Real Estate Portfolio
                  --    MFS Mid-Cap Growth Portfolio
                  --    Aggressive Growth Portfolio
                  --    Growth Opportunities Portfolio
                  --    Marsico Growth Portfolio
                  --    Technology Portfolio
                  --    Small & Mid Cap Value Portfolio
                  --    International Growth and Income Portfolio
                  --    Global Equities Portfolio
                  --    International Diversified Equities Portfolio
                  --    Emerging Markets Portfolio
                  --    Foreign Value Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

EXPENSE SUMMARY.............................................     38

ACCOUNT INFORMATION.........................................     45

ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET AND
  GOLDMAN SACHS RESEARCH PORTFOLIOS.........................     47

  Investment Strategy for the "Dogs" of Wall Street
     Portfolio..............................................     47

  Investment Strategy for the Goldman Sachs Research
     Portfolio..............................................     47

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     48

  Investment Strategies.....................................     48

GLOSSARY....................................................     56

  Investment Terminology....................................     56

  Risk Terminology..........................................     60

MANAGEMENT..................................................     63

  Information about the Investment Adviser and Manager......     63

  Information about the Subadvisers.........................     64

  Information about the Distributor.........................     66

  Portfolio Management......................................     66

  Custodian, Transfer and Dividend Paying Agent.............     84

FINANCIAL HIGHLIGHTS........................................     85

FOR MORE INFORMATION........................................     96

      --------------------------------------------------------------------






                 TRUST HIGHLIGHTS

      --------------------------------------------------------------------




      The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the "Trust") and to provide you with information about the Trust's thirty separate investment series ("Portfolios") and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begins on page 48, and the glossary that follows on page 56.




                        Q&A




       FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.



       YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.



       INCOME is interest payments from bonds or dividends from stocks.



       TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.



       "HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.



       "NET ASSETS" as referred to under "Principal Investment Strategy" takes into account borrowings for investment purposes.

Q:   WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
     STRATEGIES?

A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. A Portfolio's investment goal may be changed without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.

                            FIXED INCOME PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Cash Management         high current yield          invests in a diversified selection
    Portfolio               consistent with             of money market instruments
                            liquidity and
                            preservation of capital
  ----------------------------------------------------------------------------------------------
    Corporate Bond          high total return with      invests, under normal
    Portfolio               only moderate price risk    circumstances, at least 80% of net
                                                        assets in fixed income securities,
                                                        but invests primarily in investment
                                                        grade fixed income securities; may
                                                        invest up to 35% in fixed income
                                                        securities rated below investment
                                                        grade
  ----------------------------------------------------------------------------------------------
    Global Bond Portfolio   high total return,          invests, under normal
                            emphasizing current         circumstances, at least 80% of net
                            income and, to a lesser     assets in high quality fixed income
                            extent, capital             securities of U.S. and foreign
                            appreciation                issuers and transactions in foreign
                                                        currencies
  ----------------------------------------------------------------------------------------------
    High-Yield Bond         high current income and,    invests, under normal
    Portfolio               secondarily, capital        circumstances, at least 80% of net
                            appreciation                assets in intermediate and
                                                        long-term corporate obligations,
                                                        emphasizing high-yield, high-risk
                                                        fixed income securities (junk
                                                        bonds) with a primary focus on "B"
                                                        rated high-yield bonds
  ----------------------------------------------------------------------------------------------
    Worldwide High Income   high current income and,    invests, under normal
    Portfolio               secondarily, capital        circumstances, at least 80% of net
                            appreciation                assets in high income securities of
                                                        issuers located throughout the
                                                        world
  ----------------------------------------------------------------------------------------------

       BALANCED PORTFOLIOS typically try to balance three different investment goals: capital appreciation, income and capital preservation by investing in a mixture of stocks, bonds and money market instruments.




       ASSET ALLOCATION is a varying combination, depending on market conditions and risk level, of stocks, bonds, money market instruments and other assets.



       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.



       INDEX PORTFOLIOS typically are comprised of securities that make up or replicate a target index; the primary objective is to mirror the investment results of the index.



       A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

                    BALANCED OR ASSET ALLOCATION PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    SunAmerica Balanced     conservation of             maintains at all times a balanced
    Portfolio               principal and capital       portfolio of stocks and bonds, with
                            appreciation                at least 25% invested in fixed
                                                        income securities
  ----------------------------------------------------------------------------------------------
    MFS Total Return        reasonable current          invests primarily in common stocks
    Portfolio               income, long-term           and fixed income securities, with
                            capital growth and          an emphasis on income-producing
                            conservation of capital     securities that appear to have some
                                                        potential for capital enhancement
  ----------------------------------------------------------------------------------------------
    Asset Allocation        high total return           invests in a diversified portfolio
    Portfolio               (including income and       that may include common stocks and
                            capital gains)              other securities with common stock
                            consistent with long-       characteristics, bonds and other
                            term preservation of        intermediate and long-term fixed
                            capital                     income securities and money market
                                                        instruments
  ----------------------------------------------------------------------------------------------

                               EQUITY PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Telecom Utility         high current income and     invests, under normal
    Portfolio               moderate capital            circumstances, at least 80% of net
                            appreciation                assets in equity and debt
                                                        securities of utility companies
  ----------------------------------------------------------------------------------------------
    Growth-Income           growth of capital and       invests primarily in common stocks
    Portfolio               income                      or securities that demonstrate the
                                                        potential for appreciation and/or
                                                        dividends
  ----------------------------------------------------------------------------------------------
    Federated American      growth of capital and       invests primarily in the securities
    Leaders Portfolio       income                      of high quality companies
  ----------------------------------------------------------------------------------------------
    Davis Venture Value     growth of capital           invests primarily in common stocks
    Portfolio                                           of companies with market
                                                        capitalizations of at least $5
                                                        billion
  ----------------------------------------------------------------------------------------------
    "Dogs" of Wall Street   total return (including     invests in thirty high dividend
    Portfolio               capital appreciation and    yielding common stocks selected
                            current income)             annually from the Dow Jones
                                                        Industrial Average and the broader
                                                        market (see page 47 for additional
                                                        information about the investment
                                                        strategy for the "Dogs" of Wall
                                                        Street Portfolio)
  ----------------------------------------------------------------------------------------------
    Alliance Growth         long-term growth of         invests primarily in equity
    Portfolio               capital                     securities of a limited number of
                                                        large, carefully selected, high
                                                        quality U.S. companies that are
                                                        judged likely to achieve superior
                                                        earnings
  ----------------------------------------------------------------------------------------------
    Goldman Sachs Research  long-term growth of         invests, under normal
    Portfolio               capital                     circumstances, at least 80% of net
                                                        assets in equity investments
                                                        selected for their potential to
                                                        achieve capital appreciation over
                                                        the long term
  ----------------------------------------------------------------------------------------------
    MFS Massachusetts       reasonable current          invests primarily in equity
    Investors Trust         income and long-term        securities
    Portfolio               growth of capital and
                            income
  ----------------------------------------------------------------------------------------------

       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.




       MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

                               EQUITY PORTFOLIOS

  ------------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ------------------------------------------------------------------------------------------------
    Putnam Growth: Voyager  long-term growth of         invests primarily in common stocks or
    Portfolio               capital                     securities with common stock
                                                        characteristics that its Subadviser
                                                        believes have above-average growth
                                                        prospects
  ------------------------------------------------------------------------------------------------
    Blue Chip Growth        capital appreciation        invests, under normal circumstances,
    Portfolio                                           at least 80% of net assets in common
                                                        stocks that demonstrate the potential
                                                        for capital appreciation, issued by
                                                        large-cap companies
  ------------------------------------------------------------------------------------------------
    Real Estate Portfolio   total return through a      invests, under normal circumstances,
                            combination of growth       at least 80% of net assets in
                            and income                  securities of companies principally
                                                        engaged in or related to the real
                                                        estate industry or that own
                                                        significant real estate assets or
                                                        that primarily invest in real estate
                                                        financial instruments
  ------------------------------------------------------------------------------------------------
    MFS Mid-Cap Growth      long-term growth of         invests, under normal circumstances,
    Portfolio               capital                     at least 80% of net assets in equity
                                                        securities of medium-sized companies
                                                        that its Subadviser believes have
                                                        above-average growth potential
  ------------------------------------------------------------------------------------------------
    Aggressive Growth       capital appreciation        invests primarily in equity
    Portfolio                                           securities of high growth companies
                                                        including small and medium sized
                                                        growth companies with market
                                                        capitalizations of $1.5 billion to
                                                        $15 billion
  ------------------------------------------------------------------------------------------------
    Growth Opportunities    capital appreciation        invests primarily in common stocks
    Portfolio                                           that demonstrate the potential for
                                                        capital appreciation, issued
                                                        generally by mid-cap companies
  ------------------------------------------------------------------------------------------------
    Marsico Growth          long-term growth of         invests, under normal circumstances,
    Portfolio               capital                     at least 65% in equity securities of
                                                        large companies with a general core
                                                        position of 20 to 30 common stocks
  ------------------------------------------------------------------------------------------------
    Technology Portfolio    long-term capital           invests, under normal circumstances,
                            appreciation                at least 80% of net assets in equity
                                                        securities that demonstrate the
                                                        potential for capital appreciation,
                                                        issued by companies the Subadviser
                                                        believes are positioned to benefit
                                                        from involvement in technology and
                                                        technology-related industries
                                                        worldwide
  ------------------------------------------------------------------------------------------------
    Small & Mid Cap Value   long-term growth of         invests, under normal circumstances,
    Portfolio               capital                     at least 80% of net assets in equity
                                                        securities of companies with small
                                                        and medium market capitalizations
                                                        that the Subadviser determines to be
                                                        undervalued
  ------------------------------------------------------------------------------------------------

       INTERNATIONAL PORTFOLIOS typically seek capital appreciation by investing significantly in securities traded in markets outside the U.S.



       AN "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrialization cycle.

                            INTERNATIONAL PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    International Growth    growth of capital and,      invests primarily in common stocks
    and Income Portfolio    secondarily, current        traded on markets outside the U.S.
                            income
  ----------------------------------------------------------------------------------------------
    Global Equities         long-term growth of         invests primarily in common stocks
    Portfolio               capital                     or securities with common stock
                                                        characteristics of U.S. and foreign
                                                        issuers that demonstrate the
                                                        potential for appreciation and
                                                        engages in transactions in foreign
                                                        currencies; under normal
                                                        circumstances, at least 80% of net
                                                        assets of the Portfolio will be
                                                        invested in equity securities
  ----------------------------------------------------------------------------------------------
    International           long-term capital           invests primarily (in accordance
    Diversified Equities    appreciation                with country and sector weightings
    Portfolio                                           determined by its Subadviser) in
                                                        securities of foreign issuers that,
                                                        in the aggregate, replicate broad
                                                        country and sector indices; under
                                                        normal circumstances at least 80%
                                                        of net assets of the Portfolio will
                                                        be invested in equity securities
  ----------------------------------------------------------------------------------------------
    Emerging Markets        long-term capital           invests, under normal
    Portfolio               appreciation                circumstances, at least 80% of net
                                                        assets in common stocks and other
                                                        equity securities of companies that
                                                        its Subadviser believes have
                                                        above-average growth prospects
                                                        primarily in emerging markets
                                                        outside the U.S.
  ----------------------------------------------------------------------------------------------
    Foreign Value           long-term growth of         invests, under normal
    Portfolio               capital                     circumstances, at least 80% of net
                                                        assets in equity and debt
                                                        securities of companies and
                                                        governments outside the U.S.,
                                                        including emerging markets
  ----------------------------------------------------------------------------------------------

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 48 describe various additional risks.

    Risks of Investing in Equity Securities

    The GROWTH-INCOME, FEDERATED AMERICAN LEADERS, DAVIS VENTURE VALUE, "DOGS" OF WALL STREET, ALLIANCE GROWTH, GOLDMAN SACHS RESEARCH, MFS MASSACHUSETTS INVESTORS TRUST, PUTNAM GROWTH: VOYAGER, BLUE CHIP GROWTH, REAL ESTATE, MFS MID-CAP GROWTH, AGGRESSIVE GROWTH, GROWTH OPPORTUNITIES, MARSICO GROWTH, TECHNOLOGY, SMALL & MID CAP VALUE, INTERNATIONAL GROWTH AND INCOME, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES, EMERGING MARKETS and FOREIGN VALUE PORTFOLIOS invest primarily in equity securities. In addition, the SUNAMERICA BALANCED, MFS TOTAL RETURN, ASSET ALLOCATION and TELECOM UTILITY PORTFOLIOS invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Growth Stocks

    Growth stocks are historically volatile, which will particularly affect the ASSET ALLOCATION, GROWTH-INCOME, ALLIANCE GROWTH, GOLDMAN SACHS RESEARCH, MFS MASSACHUSETTS INVESTORS TRUST, PUTNAM GROWTH: VOYAGER, BLUE CHIP GROWTH, MFS MID-CAP GROWTH, AGGRESSIVE GROWTH, GROWTH OPPORTUNITIES, MARSICO GROWTH, TECHNOLOGY and INTERNATIONAL GROWTH AND INCOME PORTFOLIOS.

    Risks of Value Investing

    The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect, will particularly affect the FEDERATED AMERICAN LEADERS, TELECOM UTILITY, DAVIS VENTURE VALUE, SMALL & MID CAP VALUE and FOREIGN VALUE PORTFOLIOS.

    Risks of Investing in Bonds

    The CORPORATE BOND, GLOBAL BOND, HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest primarily in bonds. In addition, the SUNAMERICA BALANCED, MFS TOTAL RETURN, ASSET ALLOCATION, and TELECOM UTILITY PORTFOLIOS may invest significantly in bonds. As with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Junk Bonds

    The HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest predominantly in junk bonds, which are considered speculative. The CORPORATE BOND, MFS TOTAL RETURN, ASSET ALLOCATION and REAL ESTATE PORTFOLIOS also may invest significantly in junk bonds. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing in Money Market Securities

    You should be aware that an investment in the CASH MANAGEMENT PORTFOLIO is subject to the risk that the value of its investments in high-quality short-term debt obligations ("money market securities") may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The CASH MANAGEMENT PORTFOLIO does not seek to maintain a stable net asset value.

    Risks of Investing Internationally

    Except for the CASH MANAGEMENT PORTFOLIO, all of the Portfolios may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios except for the CASH MANAGEMENT PORTFOLIO and are primary risks of the GLOBAL BOND, WORLDWIDE HIGH INCOME, INTERNATIONAL GROWTH AND INCOME, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES, EMERGING MARKETS and FOREIGN VALUE PORTFOLIOS.

    Risks of Investing in Emerging Market Countries

    The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. The WORLDWIDE HIGH INCOME, INTERNATIONAL DIVERSIFIED EQUITIES, EMERGING MARKETS and FOREIGN VALUE PORTFOLIOS invest significantly in emerging market countries. In addition, the GLOBAL BOND, INTERNATIONAL GROWTH AND INCOME and GLOBAL EQUITIES PORTFOLIOS may also invest in emerging market countries.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the GROWTH-INCOME, ALLIANCE GROWTH, PUTNAM GROWTH: VOYAGER, AGGRESSIVE GROWTH, TECHNOLOGY, SMALL & MID CAP VALUE, INTERNATIONAL GROWTH AND INCOME and EMERGING MARKETS PORTFOLIOS.

    Risks of a "Passively Managed" Strategy

    The "DOGS" OF WALL STREET PORTFOLIO will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). If the Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.

    Risks of Investing in Utility Securities

    The TELECOM UTILITY PORTFOLIO invests primarily in equity and debt securities of utility companies. Utility companies include companies engaged in the production, generation, transportation, distribution and sale of electricity, water, natural gas and oil, companies engaged in telecommunications, including cable and satellite television and companies that provide infrastructure or related services and products to these utility companies. Such utility securities entail certain risks including:
    (i) utility companies' historic difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices and
    (vii) potential effect of deregulation.

    Risks of Investing in Real Estate Securities

    The REAL ESTATE PORTFOLIO invests primarily in the real estate industry. In addition, the MFS Total Return Portfolio invests significantly in real estate securities. A Portfolio that invests primarily in the real estate industry is subject to the risks associated with the direct ownership of real estate. The Portfolio could also be subject to the risks of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Most of the Portfolios' investments are, and likely will continue to be, interests in Real Estate Investment Trusts ("REITs").

    Risks of Investing in "Non-Diversified" Portfolios

    The GLOBAL BOND, WORLDWIDE HIGH INCOME, "DOGS" OF WALL STREET, MFS MID-CAP GROWTH and MARSICO GROWTH PORTFOLIOS are organized as "non-diversified" Portfolios. A non-diversified Portfolio can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, a Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies. This will particularly affect the TECHNOLOGY, SMALL & MID CAP VALUE, FOREIGN VALUE and MARSICO GROWTH PORTFOLIOS.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Performance information for Class 3 is not shown because the class has not been in existence for a full calendar year. Class 1, Class 2 and/or Class 3 shares are not offered in all Portfolios. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future. Performance information is not included for the Foreign Value and the Small & MidCap Value Portfolios since they have not been in existence for at least one full calendar year.

--------------------------------------------------------------------------------

                           CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          CASH MANAGEMENT PORTFOLIO CLASS 1
                                                          ---------------------------------
1994                                                                    3.80%
1995                                                                    5.48%
1996                                                                    4.91%
1997                                                                    5.22%
1998                                                                    5.05%
1999                                                                    4.87%
2000                                                                    6.05%
2001                                                                    3.67%
2002                                                                    1.40%

During the period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ended 12/31/00) and the lowest return for a quarter was 0.27% (quarter ended 6/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 0.18%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE   PAST ONE   PAST FIVE        CLASS 1              CLASS 2
CALENDAR YEAR ENDED DECEMBER 31, 2002)      YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
--------------------------------------------------------------------------------------------------------
 Cash Management Portfolio     Class 1      1.40%      4.20%            4.30%                 N/A
                               Class 2      1.22%       N/A              N/A                 1.67%
                               Class 3       N/A        N/A              N/A                  N/A
--------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is February 9, 1993; Class 2 is July 9, 2001; Class 3 is September 30, 2002.

--------------------------------------------------------------------------------

                            CORPORATE BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                           CORPORATE BOND PORTFOLIO CLASS 1
                                                           --------------------------------
1994                                                                    -3.19%
1995                                                                    17.78%
1996                                                                     4.49%
1997                                                                    10.90%
1998                                                                     6.05%
1999                                                                    -1.85%
2000                                                                     5.03%
2001                                                                     7.59%
2002                                                                     7.46%

During the period shown in the bar chart, the highest return for a quarter was 5.94% (quarter ended 06/30/95) and the lowest return for a quarter was -2.89% (quarter ended 03/31/94). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 2.77%.
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS (AS OF THE     PAST ONE   PAST FIVE        CLASS 1              CLASS 2
   CALENDAR YEAR ENDED DECEMBER 31, 2002)       YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio   Class 1             7.46%      4.79%            5.81%                 N/A
                            Class 2             7.37%       N/A              N/A                 7.03%
                            Class 3              N/A        N/A              N/A                  N/A
------------------------------------------------------------------------------------------------------------
 Lehman Brothers Corporate Bond Index(2)       10.12%      7.12%            7.27%                9.65%
------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is July 1, 1993; Class 2 is July 9, 2001; Class 3 is September 30, 2002.

(2) The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

--------------------------------------------------------------------------------

                             GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GLOBAL BOND PORTFOLIO CLASS 1
                                                              -----------------------------
1994                                                                     -4.65%
1995                                                                     17.64%
1996                                                                      9.36%
1997                                                                     10.03%
1998                                                                     10.87%
1999                                                                     -1.05%
2000                                                                      9.27%
2001                                                                      5.05%
2002                                                                      5.88%

During the period shown in the bar chart, the highest return for a quarter was 5.66% (quarter ended 09/30/98) and the lowest return for a quarter was -3.97% (quarter ended 03/31/94). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 1.56%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE    PAST ONE      PAST FIVE        CLASS 1              CLASS 2
CALENDAR YEAR ENDED DECEMBER 31, 2002)       YEAR          YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 Global Bond Portfolio  Class 1              5.88%         5.92%            6.91%                 N/A
                        Class 2              5.80%          N/A              N/A                 5.19%
                        Class 3               N/A           N/A              N/A                  N/A
------------------------------------------------------------------------------------------------------------
 J.P. Morgan Global Government Bond
   Index (hedged)(2)                         8.40%         7.42%            7.94%                7.89%
------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is July 1, 1993; Class 2 is July 9, 2001; Class 3 is September 30, 2002.

(2) The J.P. Morgan Global Government Bond Index (hedged) tracks the performance of bonds throughout the world, including issues from Europe, Australia, the Far East and the United States.

--------------------------------------------------------------------------------

                           HIGH-YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                           HIGH-YIELD BOND PORTFOLIO CLASS 1
                                                           ---------------------------------
1994                                                                    -5.52%
1995                                                                    14.24%
1996                                                                    14.57%
1997                                                                    14.42%
1998                                                                    -2.95%
1999                                                                     6.50%
2000                                                                    -9.30%
2001                                                                    -4.30%
2002                                                                    -5.93%

During the period shown in the bar chart, the highest return for a quarter was 7.38% (quarter ended 09/30/97) and the lowest return for a quarter was -8.40% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 5.62%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE    PAST ONE      PAST FIVE        CLASS 1              CLASS 2
CALENDAR YEAR ENDED DECEMBER 31, 2002)       YEAR          YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 High-Yield Bond Portfolio   Class 1         -5.93%        -3.34%           3.07%                  N/A
                             Class 2         -6.01%          N/A             N/A                 -6.92%
                             Class 3           N/A           N/A             N/A                   N/A
------------------------------------------------------------------------------------------------------------
 Merrill Lynch High-Yield Master
   Index(2)                                  -1.14%         1.24%           6.00%                -0.20%
------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is February 9, 1993; Class 2 is July 9, 2001; Class 3 is September 30, 2002. The since inception return for the comparative index is as of the inception date month end.

(2) The Merrill Lynch High-Yield Master Index includes publicly placed, nonconvertible, coupon-bearing U.S. domestic debt with a maturity of at least one year. Par amounts of all issues at the beginning and ending of each reporting period must be at least $10,000. Issues included in the index must have a rating that is less than investment grade but not in default.

--------------------------------------------------------------------------------

                        WORLDWIDE HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                    WORLDWIDE HIGH INCOME PORTFOLIO CLASS 1
                                                    ---------------------------------------
1995                                                                 20.97%
1996                                                                 25.32%
1997                                                                 15.54%
1998                                                                -17.07%
1999                                                                 19.31%
2000                                                                 -2.96%
2001                                                                 -3.20%
2002                                                                 -0.39%

During the period shown in the bar chart, the highest return for a quarter was 12.07% (quarter ended 06/30/95) and the lowest return for a quarter was -24.35% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 6.04%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE   PAST ONE       PAST FIVE        CLASS 1                  CLASS 2
 CALENDAR YEAR ENDED DECEMBER 31, 2002)     YEAR           YEARS     SINCE INCEPTION(1)       SINCE INCEPTION(1)
----------------------------------------------------------------------------------------------------------------
 Worldwide High Income Portfolio Class 1   -0.39%          -1.53%            5.81%                    N/A
                                 Class 2   -0.61%            N/A              N/A                   -0.93%
                                 Class 3     N/A             N/A              N/A                     N/A
----------------------------------------------------------------------------------------------------------------
 First Boston High-Yield Bond Index(2)      3.01%           1.42%            5.87%                   2.39%
----------------------------------------------------------------------------------------------------------------
 J.P. Morgan EMBI Global Index(3)          13.11%           7.58%           12.38%                   6.54%
----------------------------------------------------------------------------------------------------------------
 Blended Index(4)                           8.11%           4.78%            9.38%                   6.21%
----------------------------------------------------------------------------------------------------------------
 Blended Index(5)                           8.71%           4.49%            9.45%                   6.34%
----------------------------------------------------------------------------------------------------------------
 J.P. Morgan EMBI Plus(6)                  14.24%           7.18%           12.61%                   6.04%
----------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is October 28, 1994; Class 2 is July 9, 2001; Class 3 is November 11, 2002. The since inception returns for the comparative indices are as of the inception date month end.

(2) The First Boston High-Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated B or lower.

(3) The J.P. Morgan EMBI Global Index is a market-weighted index composed of U.S. dollar denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

(4) Effective August 1, 2002, the Portfolio selected a blended index comprised 50% of First Boston High-Yield Bond Index and 50% of J.P. Morgan Emerging Markets Bond Index (EMBI) Global Index for index comparison purposes, rather than First Boston High-Yield Bond Index and J.P. Morgan EMBI Plus. The Blended Index as modified better matches the asset and country composition of the Portfolio.

(5) Prior to August 1, 2002, the Portfolio used a blended index comprises 50% of the First Boston High-Yield Index and 50% of the J.P. Morgan Emerging Markets Bond Index (EMBI) Plus.

(6) The J.P. Morgan EMBI Plus is a market-weighted index composed of all Brady Bonds outstanding; it includes Argentina, Brazil, Mexico, Nigeria, the Philippines and Venezuela.

--------------------------------------------------------------------------------

                         SUNAMERICA BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                      SUNAMERICA BALANCED PORTFOLIO CLASS 1
                                                      -------------------------------------
1997                                                                  24.48%
1998                                                                  24.61%
1999                                                                  21.40%
2000                                                                  -9.43%
2001                                                                 -13.14%
2002                                                                 -15.18%

During the period shown in the bar chart, the highest return for a quarter was 15.55% (quarter ended 12/31/98) and the lowest return for a quarter was -11.19% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -1.86%.
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS (AS OF THE    PAST ONE   PAST FIVE        CLASS 1              CLASS 2
  CALENDAR YEAR ENDED DECEMBER 31, 2002)       YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
-----------------------------------------------------------------------------------------------------------
 SunAmerica Balanced Portfolio    Class 1     -15.18%      0.19%           5.10%                  N/A
                                  Class 2     -15.28%       N/A             N/A                -12.42%
                                  Class 3        N/A        N/A             N/A                   N/A
-----------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                             -22.10%     -0.58%           5.83%               -17.60%
-----------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)       10.26%      7.54%           8.17%                 9.81%
-----------------------------------------------------------------------------------------------------------
 Blended Index(4)                              -9.05%      3.16%           6.95%                -7.39%
-----------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is June 3, 1996; Class 2 is July 9, 2001; Class 3 is September 30, 2002.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(4) The Blended Index consists of 55% S&P 500 Index, 35% Lehman Brothers U.S. Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO
   -----------------------------------------------------------------------------

                                    (CLASS 1)*

                                    (BAR CHART)

                                                          MFS TOTAL RETURN PORTFOLIO CLASS 1
                                                          ----------------------------------
1995                                                                    27.64%
1996                                                                     9.94%
1997                                                                    16.90%
1998                                                                    19.53%
1999                                                                     2.88%
2000                                                                    17.01%
2001                                                                     0.52%
2002                                                                    -4.85%

During the period shown in the bar chart, the highest return for a quarter was 13.55% (quarter ended 12/31/98) and the lowest return for a quarter was -8.16% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -2.53%.
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS (AS OF THE    PAST ONE   PAST FIVE        CLASS 1              CLASS 2
  CALENDAR YEAR ENDED DECEMBER 31, 2002)       YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
-----------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio    Class 1         -4.85%      6.60%          10.44%                  N/A
                               Class 2         -4.99%       N/A             N/A                 -2.76%
                               Class 3           N/A        N/A             N/A                   N/A
-----------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                             -22.10%     -0.58%           9.78%               -17.60%
-----------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)       10.26%      7.54%           8.49%                 9.81%
-----------------------------------------------------------------------------------------------------------
 Blended Index(4)                              -9.05%      3.16%           9.19%                -7.39%
-----------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is October 28, 1994; Class 2 is July 9, 2001; Class 3 is September 30, 2002. The since inception returns for the comparative indices are as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(4) The Blended Index consists of 35% Lehman Brothers U.S. Aggregate Index, 55% S&P 500 Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

--------------------------------------------------------------------------------

                           ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          ASSET ALLOCATION PORTFOLIO CLASS 1
                                                          ----------------------------------
1994                                                                    -0.26%
1995                                                                    26.29%
1996                                                                    18.95%
1997                                                                    21.81%
1998                                                                     3.32%
1999                                                                     9.44%
2000                                                                    -0.31%
2001                                                                    -2.85%
2002                                                                    -7.51%

During the period shown in the bar chart, the highest return for a quarter was 11.05% (quarter ended 06/30/97) and the lowest return for a quarter was -8.76% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.78%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE      PAST ONE   PAST FIVE        CLASS 1              CLASS 2
CALENDAR YEAR ENDED DECEMBER 31, 2002)         YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
-----------------------------------------------------------------------------------------------------------
 Asset Allocation Portfolio Class 1            -7.51%      0.25%           7.32%                  N/A
                            Class 2            -7.68%       N/A             N/A                 -4.79%
                            Class 3              N/A        N/A             N/A                   N/A
-----------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                             -22.10%     -0.58%           9.31%               -17.60%
-----------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)       10.26%      7.54%           7.16%                 9.81%
-----------------------------------------------------------------------------------------------------------
 Blended Index(4)                              -9.81%      3.10%           8.79%                -6.93%
-----------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is July 1, 1993; Class 2 is July 9, 2001; Class 3 is September 30, 2002.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(4) The Blended Index consists of 40% Lehman Brothers U.S. Aggregate Index and 60% S&P 500 Index.

--------------------------------------------------------------------------------

                           TELECOM UTILITY PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                           TELECOM UTILITY PORTFOLIO CLASS 1
                                                           ---------------------------------
1997                                                                     25.73%
1998                                                                     14.04%
1999                                                                      1.78%
2000                                                                     -9.00%
2001                                                                    -13.76%
2002                                                                    -23.77%

During the period shown in the bar chart, the highest return for a quarter was 12.85% (quarter ended 12/31/97) and the lowest return for a quarter was -18.24% (quarter ended 9/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -4.11%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE     PAST ONE   PAST FIVE   CLASS 1 SINCE       CLASS 2 SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)       YEAR       YEARS      INCEPTION(1)        INCEPTION(1)
---------------------------------------------------------------------------------------------------------
 Telecom Utility Portfolio Class 1            -23.77%     -7.03%          -0.71%                N/A
                           Class 2            -23.86%       N/A             N/A              -22.37%
                           Class 3               N/A        N/A             N/A                 N/A
---------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                             -22.10%     -0.58%           5.83%             -17.60%
 S&P Utility Index                            -29.99%     -4.41%           1.15%             -34.03%
 S&P Telecommunication Services Index         -34.05%     -8.47%          -0.99%             -30.08%
---------------------------------------------------------------------------------------------------------
 Blended Index(3)                             -31.29%     -5.72%           0.89%             -30.16%
---------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is June 3, 1996; Class 2 is July 9, 2001; Class 3 is November 11, 2002.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Blended Index is comprised of 35% S&P Utility Index and 65% S&P Telecommunication Services Index (formerly, the S&P Communications Service Index), on a market capitalization weighted basis. The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries. The S&P Telecommunication Services Index is comprised of the companies listed in the telecommunications sectors of the S&P 400, 500, and 600. Created in July of 1996, the S&P Telecommunication Services Index includes cellular and wireless service providers including pagers, long distance providers and the telephone group companies (local service providers). Index change is a name change; the composition of the index remained substantially consistent.

--------------------------------------------------------------------------------

                            GROWTH-INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                            GROWTH-INCOME PORTFOLIO CLASS 1
                                                            -------------------------------
1994                                                                     -2.61%
1995                                                                     34.10%
1996                                                                     24.06%
1997                                                                     33.91%
1998                                                                     30.74%
1999                                                                     30.04%
2000                                                                     -8.34%
2001                                                                    -15.90%
2002                                                                    -21.15%

During the period shown in the bar chart, the highest return for a quarter was 28.51% (quarter ended 12/31/98) and the lowest return for a quarter was -19.39% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.81%.
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS (AS OF
                  THE                    PAST ONE   PAST FIVE   CLASS 1 SINCE       CLASS 2 SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 2002)   YEAR       YEARS      INCEPTION(1)        INCEPTION(1)
----------------------------------------------------------------------------------------------------
 Growth-Income Portfolio    Class 1       -21.15%      0.66%          9.36%                 N/A
                            Class 2       -21.25%       N/A            N/A               -18.49%
                            Class 3          N/A        N/A            N/A                  N/A
----------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                         -22.10%     -0.58%          9.26%              -17.60%
----------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is February 9, 1993; Class 2 is July 9, 2001; Class 3 is September 30, 2002. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                      FEDERATED AMERICAN LEADERS PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                               FEDERATED AMERICAN LEADERS PORTFOLIO CLASS 1
                                               --------------------------------------------
1997                                                              31.43%
1998                                                              17.96%
1999                                                               6.19%
2000                                                               2.39%
2001                                                              -2.33%
2002                                                             -19.78%

During the period shown in the bar chart, the highest return for a quarter was 16.10% (quarter ended 12/31/98) and the lowest return for a quarter was -19.38% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -5.67%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE  CALENDAR YEAR       PAST ONE   PAST FIVE   CLASS 1 SINCE       CLASS 2 SINCE
ENDED DECEMBER 31, 2002)                                       YEAR       YEARS      INCEPTION(1)        INCEPTION(1)
-------------------------------------------------------------------------------------------------------------------------
 Federated American Leaders Portfolio(2)  Class 1              -19.78%      0.10%          5.59%                 N/A
                                          Class 2              -19.87%       N/A            N/A               -15.13%
                                          Class 3                 N/A        N/A            N/A                  N/A
-------------------------------------------------------------------------------------------------------------------------
 S&P 500/Barra Value Index(3)                                  -20.86%     -0.85%          5.15%              -19.19%
-------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(4)                                              -22.10%     -0.58%          5.83%              -17.60%
-------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is June 3, 1996; Class 2 is July 9, 2001; Class 3 is September 30, 2002.

(2) Prior to May 1, 2003, the Federated American Leaders Portfolio was named the Federated Value Portfolio.

(3) Effective May 1, 2003, the Portfolio has selected the S&P 500/Barra Value Index for performance comparisons. These indices are designed to differentiate between fast growing companies and slower growing or undervalued companies. Standard & Poor's and Barra cooperate to employ a price to book value calculation, whereby the market capitalization of an index (S&P 500, S&P MidCap 400, S&P SmallCap 600) is divided equally between growth and value. The growth and value definition are only available on the U.S. indices. The indices are rebalanced twice per year. The change in indices was made because the S&P/Barra Value Index correlates closely to the Portfolio's peer group.

(4) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                         DAVIS VENTURE VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                       DAVIS VENTURE VALUE PORTFOLIO CLASS 1
                                                       -------------------------------------
1995                                                                   37.45%
1996                                                                   24.76%
1997                                                                   34.32%
1998                                                                   13.73%
1999                                                                   16.11%
2000                                                                    9.47%
2001                                                                  -11.32%
2002                                                                  -16.77%

During the period shown in the bar chart, the highest return for a quarter was 21.07% (quarter ended 12/31/98) and the lowest return for a quarter was -14.87% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -4.66%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE   PAST ONE   PAST FIVE        CLASS 1              CLASS 2
CALENDAR YEAR ENDED DECEMBER 31, 2002)      YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
--------------------------------------------------------------------------------------------------------
 Davis Venture Value Portfolio   Class 1   -16.77%      1.30%          11.51%                  N/A
                                 Class 2   -16.86%       N/A             N/A                -13.09%
                                 Class 3      N/A        N/A             N/A                   N/A
--------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                          -22.10%     -0.58%           9.78%               -17.60%
--------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is October 28, 1994; Class 2 is July 9, 2001; Class 3 is September 30, 2002. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                        "DOGS" OF WALL STREET PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                       DOGS OF WALL STREET PORTFOLIO CLASS 1
                                                       -------------------------------------
1999                                                                  -7.08%
2000                                                                   2.94%
2001                                                                   7.91%
2002                                                                  -6.57%

During the period shown in the bar chart, the highest return for a quarter was 15.56% (quarter ended 06/30/99) and the lowest return for a quarter was -16.32% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -9.81%.
--------------------------------------------------------------------------------

     AVERAGE ANNUAL TOTAL RETURNS (AS OF THE       PAST ONE   CLASS 1 SINCE       CLASS 2 SINCE
      CALENDAR YEAR ENDED DECEMBER 31, 2002)        YEAR      INCEPTION(1)        INCEPTION(1)
--------------------------------------------------------------------------------------------------
 "Dogs" of Wall Street Portfolio   Class 1           -6.57%         -0.89%                N/A
                                   Class 2           -6.76%           N/A               -1.77%
                                   Class 3             N/A            N/A                 N/A
--------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                   -22.10%         -3.31%             -17.60%
--------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is April 1, 1998; Class 2 is July 9, 2001; Class 3 is September 30, 2002.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those of smaller companies.

--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          ALLIANCE GROWTH PORTFOLIO CLASS 1
                                                          ---------------------------------
1994                                                                    -2.16%
1995                                                                    43.79%
1996                                                                    29.11%
1997                                                                    31.43%
1998                                                                    52.23%
1999                                                                    33.07%
2000                                                                   -19.47%
2001                                                                   -14.00%
2002                                                                   -31.26%

During the period shown in the bar chart, the highest return for a quarter was 32.57% (quarter ended 12/31/98) and the lowest return for a quarter was -16.67% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.86%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE  PAST ONE   PAST FIVE        CLASS 1              CLASS 2
CALENDAR YEAR ENDED DECEMBER 31, 2002)     YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio  Class 1       -31.26%     -0.72%          10.00%                  N/A
                            Class 2       -31.39%       N/A             N/A                -22.31%
                            Class 3          N/A        N/A             N/A                   N/A
-------------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(2)             -27.88%     -3.84%           6.89%               -22.03%
-------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is February 9, 1993; Class 2 is July 9, 2001; Class 3 is September 30, 2002.

(2) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                        GOLDMAN SACHS RESEARCH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                   GOLDMAN SACHS RESEARCH PORTFOLIO CLASS 1
                                                   ----------------------------------------
2001                                                               -25.20%
2002                                                               -28.08%

During the period shown in the bar chart, the highest return for a quarter was 13.35% (quarter ended 12/31/01) and the lowest return for a quarter was -23.15% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -3.62%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE            PAST ONE        CLASS 1              CLASS 2
CALENDAR YEAR ENDED DECEMBER 31, 2002)               YEAR     SINCE INCEPTION(1)   SINCE INCEPTION(1)
-----------------------------------------------------------------------------------------------------
 Goldman Sachs Research Portfolio     Class 1       -28.08%         -22.68%                 N/A
                                      Class 2       -28.22%            N/A               -25.52%
                                      Class 3          N/A             N/A                  N/A
-----------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                   -22.10%         -17.03%              -17.60%
-----------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is July 5, 2000; Class 2 is July 9, 2001; Class 3 is September 30, 2002. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                  MFS MASSACHUSETTS INVESTORS TRUST PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                         MFS MASSACHUSETTS INVESTORS TRUST PORTFOLIO CLASS 1
                                         ---------------------------------------------------
1994                                                            -8.01%
1995                                                            32.10%
1996                                                            15.99%
1997                                                            23.22%
1998                                                            29.28%
1999                                                             5.93%
2000                                                            -0.32%
2001                                                           -16.04%
2002                                                           -21.00%

During the period shown in the bar chart, the highest return for a quarter was 22.03% (quarter ended 12/31/98) and the lowest return for a quarter was -15.56% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -3.95%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE         PAST ONE   PAST FIVE        CLASS 1              CLASS 2
CALENDAR YEAR ENDED DECEMBER 31, 2002)            YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
--------------------------------------------------------------------------------------------------------------
 MFS Massachusetts Investors Trust
   Portfolio(2) Class 1                          -21.00%     -1.97%           5.75%                  N/A
                Class 2                          -21.09%       N/A             N/A                -17.09%
                Class 3                             N/A        N/A             N/A                   N/A
--------------------------------------------------------------------------------------------------------------
 S&P 500 Index(3)                                -22.10%     -0.58%           9.26%               -17.60%
--------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is February 9, 1993; Class 2 is July 9, 2001; Class 3 is September 30, 2002. The since inception return for the comparative index is as of the inception date month end.

(2) Prior to May 1, 2003, the MFS Massachusetts Investors Trust Portfolio was named the MFS Growth and Income Portfolio.

(3) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                        PUTNAM GROWTH: VOYAGER PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                   PUTNAM GROWTH: VOYAGER PORTFOLIO CLASS 1
                                                   ----------------------------------------
1994                                                                -1.57%
1995                                                                24.75%
1996                                                                20.37%
1997                                                                32.48%
1998                                                                34.76%
1999                                                                29.71%
2000                                                               -18.06%
2001                                                               -24.16%
2002                                                               -26.41%

During the period shown in the bar chart, the highest return for a quarter was 25.28% (quarter ended 12/31/98) and the lowest return for a quarter was -19.65% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -1.60%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE        CLASS 1              CLASS 2
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
----------------------------------------------------------------------------------------------------------------------------
 Putnam Growth: Voyager Portfolio(2)  Class 1                  -26.41%     -4.38%           4.92%                  N/A
                                      Class 2                  -26.58%       N/A             N/A                -23.41%
                                      Class 3                     N/A        N/A             N/A                   N/A
----------------------------------------------------------------------------------------------------------------------------
 Russell 1000(R) Growth Index(3)                               -27.88%     -3.84%           6.89%               -22.03%
----------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is February 9, 1993; Class 2 is July 9, 2001; Class 3 is September 30, 2002.

(2) Prior to May 1, 2003, the Putnam Growth: Voyager Portfolio was named Putnam Growth Portfolio.

(3) The Russell 1000(R) Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                           BLUE CHIP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          BLUE CHIP GROWTH PORTFOLIO CLASS 1
                                                          ----------------------------------
2001                                                                   -20.87%
2002                                                                   -29.26%

During the period shown in the bar chart, the highest return for a quarter was 12.86% (quarter ended 12/31/01) and the lowest return for a quarter was -19.10% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -1.03%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE         PAST ONE         CLASS 1               CLASS 2
CALENDAR YEAR ENDED DECEMBER 31, 2002)            YEAR      SINCE INCEPTION(1)    SINCE INCEPTION(1)
----------------------------------------------------------------------------------------------------
 Blue Chip Growth Portfolio   Class 1            -29.26%          -25.00%                  N/A
                              Class 2            -29.34%             N/A                -24.05%
                              Class 3               N/A              N/A                   N/A
----------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                -22.10%          -17.03%               -17.60%
----------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is July 5, 2000; Class 2 is July 9, 2001; Class 3 is September 30, 2002. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                             REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              REAL ESTATE PORTFOLIO CLASS 1
                                                              -----------------------------
1998                                                                     -15.36%
1999                                                                      -7.42%
2000                                                                       23.8%
2001                                                                          6%
2002                                                                       6.26%

During the period shown in the bar chart, the highest return for a quarter was 11.98% (quarter ended 06/30/99) and the lowest return for a quarter was -11.07% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 3.39%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE  PAST ONE    PAST FIVE         CLASS 1               CLASS 2
CALENDAR YEAR ENDED DECEMBER 31, 2002)     YEAR        YEARS      SINCE INCEPTION(1)    SINCE INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 Real Estate Portfolio Class 1             6.26%       1.79%             4.69%                  N/A
                       Class 2             5.99%        N/A               N/A                  4.68%
                       Class 3              N/A         N/A               N/A                   N/A
----------------------------------------------------------------------------------------------------------
 Morgan Stanley REIT Index(2)              3.64%       3.30%             6.16%                 4.93%
----------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is June 2, 1997; Class 2 is July 9, 2001; Class 3 is September 30, 2002.

(2) The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

--------------------------------------------------------------------------------

                          MFS MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                        MFS MID-CAP GROWTH PORTFOLIO CLASS 1
                                                        ------------------------------------
2000                                                                    9.61%
2001                                                                  -22.62%
2002                                                                  -47.17%

During the period shown in the bar chart, the highest return for a quarter was 26.80% (quarter ended 12/31/01) and the lowest return for a quarter was -35.89% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -0.17%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE         PAST ONE         CLASS 1               CLASS 2
CALENDAR YEAR ENDED DECEMBER 31, 2002)            YEAR      SINCE INCEPTION(1)    SINCE INCEPTION(1)
----------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth Portfolio     Class 1        -47.17%          -7.74%                   N/A
                                  Class 2        -47.21%            N/A                 -40.37%
                                  Class 3           N/A             N/A                    N/A
----------------------------------------------------------------------------------------------------
 Russell 2000(R) Index(2)                        -20.48%           0.28%                -13.54%
----------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is April 1, 1999; Class 2 is July 9, 2001; Class 3 is September 30, 2002.

(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                        AGGRESSIVE GROWTH PORTFOLIO CLASS 1
                                                        -----------------------------------
1997                                                                  12.35%
1998                                                                  17.43%
1999                                                                  84.66%
2000                                                                 -15.25%
2001                                                                 -31.7%
2002                                                                 -24.71%

During the period shown in the bar chart, the highest return for a quarter was 53.68% (quarter ended 12/31/99) and the lowest return for a quarter was -27.42% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -2.65%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE  PAST ONE    PAST FIVE         CLASS 1               CLASS 2
CALENDAR YEAR ENDED DECEMBER 31, 2002)     YEAR        YEARS      SINCE INCEPTION(1)    SINCE INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio   Class 1    -24.71%      -1.12%            1.71%                   N/A
                               Class 2    -24.80%        N/A              N/A                 -25.44%
                               Class 3       N/A         N/A              N/A                    N/A
----------------------------------------------------------------------------------------------------------
 Russell 3000(R) Index(2)                 -21.54%      -0.71%            5.30%                -17.03%
----------------------------------------------------------------------------------------------------------
 Russell 2000(R) Index(3)                 -20.48%      -1.36%            2.24%                -13.54%
----------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is June 3, 1996; Class 2 is July 9, 2001; Class 3 is September 30, 2002.

(2) Effective May 1, 2003, the Portfolio has selected the Russell 3000(R) Index for performance comparisons. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The change in indices was made because the Russell 3000(R) Index is more representative of the Portfolio's investment strategy.

(3) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------

                         GROWTH OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                     GROWTH OPPORTUNITIES PORTFOLIO CLASS 1
                                                     --------------------------------------
2001                                                                -33.17%
2002                                                                -39.83%

During the period shown in the bar chart, the highest return for a quarter was 18.49% (quarter ended 12/31/01) and the lowest return for a quarter was -25.14% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 2.25%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE         PAST ONE         CLASS 1               CLASS 2
CALENDAR YEAR ENDED DECEMBER 31, 2002)            YEAR      SINCE INCEPTION(1)    SINCE INCEPTION(1)
----------------------------------------------------------------------------------------------------
 Growth Opportunities Portfolio   Class 1        -39.83%          -33.90%                  N/A
                                  Class 2        -40.00%             N/A                -32.36%
                                  Class 3           N/A              N/A                   N/A
----------------------------------------------------------------------------------------------------
 S&P Mid Cap 400 Index(2)                        -14.51%           -4.17%                -9.11%
----------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is July 5, 2000; Class 2 is July 9, 2001; Class 3 is September 30, 2002. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P Mid Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is also a market-value weighted index.

--------------------------------------------------------------------------------

                            MARSICO GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                           MARSICO GROWTH PORTFOLIO CLASS 1
                                                           --------------------------------
2001                                                                   -13.53%
2002                                                                   -11.24%

During the period shown in the bar chart, the highest return for a quarter was 10.85% (quarter ended 12/31/01) and the lowest return for a quarter was -14.66% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 0.52%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE         PAST ONE         CLASS 1               CLASS 2
CALENDAR YEAR ENDED DECEMBER 31, 2002)            YEAR      SINCE INCEPTION(1)    SINCE INCEPTION(1)
----------------------------------------------------------------------------------------------------
 Marsico Growth Portfolio   Class 1              -11.24%          -12.36%                  N/A
                            Class 2              -11.37%             N/A                 -9.62%
                            Class 3                 N/A              N/A                   N/A
----------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                -22.10%          -17.15%               -17.60%
----------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is December 29, 2000; Class 2 is July 9, 2001; Class 3 is September 30, 2002. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                              TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              TECHNOLOGY PORTFOLIO CLASS 1
                                                              ----------------------------
2001                                                                    -47.63%
2002                                                                    -49.29%

During the period shown in the bar chart, the highest return for a quarter was 40.64% (quarter ended 12/31/01) and the lowest return for a quarter was -45.25% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was 0.56%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE         PAST ONE         CLASS 1               CLASS 2
CALENDAR YEAR ENDED DECEMBER 31, 2002)            YEAR      SINCE INCEPTION(1)    SINCE INCEPTION(1)
----------------------------------------------------------------------------------------------------
 Technology Portfolio  Class 1                   -49.29%          -49.88%                  N/A
                       Class 2                   -49.29%             N/A                -42.26%
                       Class 3                      N/A              N/A                   N/A
----------------------------------------------------------------------------------------------------
 Nasdaq Composite Index(2)                       -31.53%          -34.86%               -24.57%
----------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is July 5, 2000; Class 2 is July 9, 2001; Class 3 is September 30, 2002. The since inception return for the comparative index is as of the inception date month end.

(2) The Nasdaq Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks on The Nasdaq Stock Market.

--------------------------------------------------------------------------------

                   INTERNATIONAL GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                 INTERNATIONAL GROWTH AND INCOME PORTFOLIO
                                                                  CLASS 1
                                                 -----------------------------------------
1998                                                               10.83%
1999                                                               24.18%
2000                                                                1.16%
2001                                                              -22.24%
2002                                                              -20.89%

During the period shown in the bar chart, the highest return for a quarter was 16.93% (quarter ended 12/31/98) and the lowest return for a quarter was -23.49% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -7.82%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE        CLASS 1              CLASS 2
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
----------------------------------------------------------------------------------------------------------------------------
 International Growth and Income Portfolio    Class 1          -20.89%     -3.05%          -1.67%                  N/A
                                              Class 2          -21.01%       N/A             N/A                -17.56%
                                              Class 3             N/A        N/A             N/A                   N/A
----------------------------------------------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                            -15.94%     -2.89%          -3.20%               -13.91%
----------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is June 2, 1997; Class 2 is July 9, 2001; Class 3 is September 30, 2002.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index represents the foreign stocks of 20 countries in Europe, Australasia and the Far East.

--------------------------------------------------------------------------------

                           GLOBAL EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                           GLOBAL EQUITIES PORTFOLIO CLASS 1
                                                           ---------------------------------
1994                                                                      -0.3%
1995                                                                     19.16%
1996                                                                     14.18%
1997                                                                     15.06%
1998                                                                     22.86%
1999                                                                     30.94%
2000                                                                    -17.26%
2001                                                                    -18.11%
2002                                                                    -26.79%

During the period shown in the bar chart, the highest return for a quarter was 25.50% (quarter ended 12/31/98) and the lowest return for a quarter was -20.67% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -4.02%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE  PAST ONE    PAST FIVE         CLASS 1               CLASS 2
CALENDAR YEAR ENDED DECEMBER 31, 2002)     YEAR        YEARS      SINCE INCEPTION(1)    SINCE INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 Global Equities Portfolio Class 1        -26.79%      -4.41%            3.93%                   N/A
                           Class 2        -26.99%        N/A              N/A                 -20.31%
                           Class 3           N/A         N/A              N/A                    N/A
----------------------------------------------------------------------------------------------------------
 MSCI World Index(2)                      -19.89%      -2.11%            6.08%                -16.57%
----------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is February 9, 1993; Class 2 is July 9, 2001; Class 3 is September 30, 2002. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) World Index measures the performance of companies representative of the market structure of 23 developed market countries in North America, Europe and Asia/Pacific regions.

--------------------------------------------------------------------------------

                  INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
                                                                  CLASS 1
                                                --------------------------------------------
1995                                                               10.34%
1996                                                                9.31%
1997                                                                6.37%
1998                                                               18.53%
1999                                                               24.59%
2000                                                              -18.32%
2001                                                              -24.02%
2002                                                              -28.48%

During the period shown in the bar chart, the highest return for a quarter was 17.56% (quarter ended 12/31/99) and the lowest return for a quarter was -26.49% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -8.07%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE       PAST ONE   PAST FIVE        CLASS 1              CLASS 2
CALENDAR YEAR ENDED DECEMBER 31, 2002)          YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 International Diversified Equities
   Portfolio Class 1                           -28.48%     -8.10%          -2.51%                  N/A
             Class 2                           -28.55%       N/A             N/A                -24.74%
             Class 3                              N/A        N/A             N/A                   N/A
------------------------------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                            -15.94%     -2.89%          -0.09%               -13.91%
------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is October 28, 1994; Class 2 is July 9, 2001; Class 3 is September 30, 2002. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East.

--------------------------------------------------------------------------------

                           EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                         EMERGING MARKETS PORTFOLIO CLASS 1
                                                         ----------------------------------
1998                                                                  -24.27%
1999                                                                   77.45%
2000                                                                  -36.38%
2001                                                                   -1.76%
2002                                                                   -7.14%

During the period shown in the bar chart, the highest return for a quarter was 38.80% (quarter ended 12/31/99) and the lowest return for a quarter was -22.17% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/03, the year-to-date return was -6.86%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE  PAST ONE    PAST FIVE         CLASS 1               CLASS 2
CALENDAR YEAR ENDED DECEMBER 31, 2002)     YEAR        YEARS      SINCE INCEPTION(1)    SINCE INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio    Class 1    -7.14%       -4.85%           -7.41%                  N/A
                               Class 2    -7.22%         N/A              N/A                 -3.90%
                               Class 3      N/A          N/A              N/A                   N/A
----------------------------------------------------------------------------------------------------------
 MSCI Emerging Markets Free Index(2)      -6.00%       -4.58%           -8.05%                -1.84%
----------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is June 2, 1997; Class 2 is July 9, 2001; Class 3 is September 30, 2002.

(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                          CASH MANAGEMENT                 CORPORATE BOND                    GLOBAL BOND
                                             PORTFOLIO                       PORTFOLIO                       PORTFOLIO
                                    ---------------------------     ---------------------------     ---------------------------
                                    CLASS 1   CLASS 2   CLASS 3     CLASS 1   CLASS 2   CLASS 3     CLASS 1   CLASS 2   CLASS 3
                                    ---------------------------     ---------------------------     ---------------------------
Management Fees                      0.48%     0.48%     0.48%       0.59%     0.59%     0.59%       0.68%     0.68%     0.68%
Distribution and/or Service
  (12b-1) Fees                       0.00%     0.15%     0.25%       0.00%     0.15%     0.25%       0.00%     0.15%     0.25%
Other Expenses                       0.04%     0.04%     0.04%(2)    0.06%     0.06%     0.06%(2)    0.12%     0.11%     0.12%(2)
Total Annual Portfolio Operating
  Expenses                           0.52%     0.67%     0.77%(2)    0.65%     0.80%     0.90%(2)    0.80%     0.94%     1.05%(2)

                                          HIGH-YIELD BOND
                                             PORTFOLIO
                                    ---------------------------
                                    CLASS 1   CLASS 2   CLASS 3
                                    ---------------------------
Management Fees                      0.64%     0.64%     0.64%
Distribution and/or Service
  (12b-1) Fees                       0.00%     0.15%     0.25%
Other Expenses                       0.11%     0.12%     0.11%(2)
Total Annual Portfolio Operating
  Expenses                           0.75%     0.91%     1.00%(2)

                                       WORLDWIDE HIGH INCOME            SUNAMERICA BALANCED              MFS TOTAL RETURN
                                             PORTFOLIO                       PORTFOLIO                     PORTFOLIO(1)
                                    ---------------------------     ---------------------------     ---------------------------
                                    CLASS 1   CLASS 2   CLASS 3     CLASS 1   CLASS 2   CLASS 3     CLASS 1   CLASS 2   CLASS 3
                                    ---------------------------     ---------------------------     ---------------------------
Management Fees                      1.00%     1.00%     1.00%       0.61%     0.61%     0.61%       0.65%     0.65%     0.65%
Distribution and/or Service
  (12b-1) Fees                       0.00%     0.15%     0.25%       0.00%     0.15%     0.25%       0.01%     0.16%     0.26%
Other Expenses                       0.15%     0.14%     0.15%(2)    0.07%     0.06%     0.07%(2)    0.06%     0.06%     0.06%(2)
Total Annual Portfolio Operating
  Expenses                           1.15%     1.29%     1.40%(2)    0.68%     0.82%     0.93%(2)    0.72%     0.87%     0.97%(2)

                                         ASSET ALLOCATION
                                             PORTFOLIO
                                    ---------------------------
                                    CLASS 1   CLASS 2   CLASS 3
                                    ---------------------------
Management Fees                      0.60%     0.60%     0.60%
Distribution and/or Service
  (12b-1) Fees                       0.00%     0.15%     0.25%
Other Expenses                       0.06%     0.04%     0.06%
Total Annual Portfolio Operating
  Expenses                           0.66%     0.79%     0.91%(2)

                                          TELECOM UTILITY                  GROWTH-INCOME                FEDERATED AMERICAN
                                           PORTFOLIO(1)                    PORTFOLIO(1)                LEADERS PORTFOLIO(1)
                                    ---------------------------     ---------------------------     ---------------------------
                                    CLASS 1   CLASS 2   CLASS 3     CLASS 1   CLASS 2   CLASS 3     CLASS 1   CLASS 2   CLASS 3
                                    ---------------------------     ---------------------------     ---------------------------
Management Fees                      0.75%     0.75%     0.75%       0.54%     0.54%     0.54%       0.69%     0.69%     0.69%
Distribution and/or Service
  (12b-1) Fees                       0.07%     0.23%     0.32%       0.01%     0.16%     0.26%       0.01%     0.17%     0.26%
Other Expenses                       0.13%     0.14%     0.13%(2)    0.04%     0.04%     0.04%(2)    0.06%     0.06%     0.06%(2)
Total Annual Portfolio Operating
  Expenses                           0.95%     1.12%     1.20%(2)    0.59%     0.74%     0.84%(2)    0.76%     0.92%     1.01%(2)

                                        DAVIS VENTURE VALUE
                                             PORTFOLIO
                                    ---------------------------
                                    CLASS 1   CLASS 2   CLASS 3
                                    ---------------------------
Management Fees                      0.71%     0.71%     0.71%
Distribution and/or Service
  (12b-1) Fees                       0.00%     0.15%     0.25%
Other Expenses                       0.04%     0.04%     0.04%(2)
Total Annual Portfolio Operating
  Expenses                           0.75%     0.90%     1.00%(2)

                                       "DOGS" OF WALL STREET              ALLIANCE GROWTH             GOLDMAN SACHS RESEARCH
                                             PORTFOLIO                     PORTFOLIO(1)                    PORTFOLIO(3)
                                    ---------------------------     ---------------------------     ---------------------------
                                    CLASS 1   CLASS 2   CLASS 3     CLASS 1   CLASS 2   CLASS 3     CLASS 1   CLASS 2   CLASS 3
                                    ---------------------------     ---------------------------     ---------------------------
Management Fees                      0.60%     0.60%     0.60%       0.61%     0.61%     0.61%       1.20%     1.20%     1.20%
Distribution and/or Service
  (12b-1) Fees                       0.00%     0.15%     0.25%       0.00%     0.16%     0.25%       0.00%     0.15%     0.25%
Other Expenses                       0.09%     0.09%     0.09%(2)    0.04%     0.03%     0.04%(2)    0.24%     0.23%     0.24%(2)
Total Annual Portfolio Operating
  Expenses                           0.69%     0.84%     0.94%(2)    0.65%     0.80%     0.90%(2)    1.44%     1.58%     1.69%(2)

                                         MFS MASSACHUSETTS
                                          INVESTORS TRUST
                                           PORTFOLIO(1)
                                    ---------------------------
                                    CLASS 1   CLASS 2   CLASS 3
                                    ---------------------------
Management Fees                      0.70%     0.70%     0.70%
Distribution and/or Service
  (12b-1) Fees                       0.02%     0.17%     0.27%
Other Expenses                       0.06%     0.05%     0.06%(2)
Total Annual Portfolio Operating
  Expenses                           0.78%     0.92%     1.03%(2)

                                      PUTNAM GROWTH: VOYAGER             BLUE CHIP GROWTH                   REAL ESTATE
                                           PORTFOLIO(1)                    PORTFOLIO(3)                      PORTFOLIO
                                    ---------------------------     ---------------------------     ---------------------------
                                    CLASS 1   CLASS 2   CLASS 3     CLASS 1   CLASS 2   CLASS 3     CLASS 1   CLASS 2   CLASS 3
                                    ---------------------------     ---------------------------     ---------------------------
Management Fees                      0.80%     0.80%     0.80%       0.70%     0.70%     0.70%       0.79%     0.79%     0.79%
Distribution and/or Service
  (12b-1) Fees                       0.01%     0.17%     0.26%       0.00%     0.15%     0.25%       0.00%     0.15%     0.25%
Other Expenses                       0.05%     0.04%     0.05%(2)    0.24%     0.21%     0.24%(2)    0.10%     0.09%     0.10%(2)
Total Annual Portfolio Operating
  Expenses                           0.86%     1.01%     1.11%(2)    0.94%     1.06%     1.19%(2)    0.89%     1.03%     1.14%(2)

                                        MFS MID-CAP GROWTH
                                           PORTFOLIO(1)
                                    ---------------------------
                                    CLASS 1   CLASS 2   CLASS 3
                                    ---------------------------
Management Fees                      0.75%     0.75%     0.75%
Distribution and/or Service
  (12b-1) Fees                       0.02%     0.18%     0.27%
Other Expenses                       0.07%     0.07%     0.07%(2)
Total Annual Portfolio Operating
  Expenses                           0.84%     1.00%     1.09%(2)

                                      AGGRESSIVE GROWTH              GROWTH OPPORTUNITIES               MARSICO GROWTH
                                          PORTFOLIO                      PORTFOLIO(3)                    PORTFOLIO(3)
                                 ---------------------------      ---------------------------     ---------------------------
                                 CLASS 1   CLASS 2   CLASS 3      CLASS 1   CLASS 2   CLASS 3     CLASS 1   CLASS 2   CLASS 3
                                 ---------------------------      ---------------------------     ---------------------------
Management Fees                   0.71%     0.71%     0.71%        0.75%     0.75%     0.75%       0.85%     0.85%     0.85%
Distribution and/or Service
  (12b-1) Fees                    0.00%     0.15%     0.25%        0.00%     0.15%     0.25%       0.00%     0.15%     0.25%
Other Expenses                    0.06%     0.06%     0.06%(2)     0.32%     0.31%     0.32%(2)    0.19%     0.18%     0.19%(2)
Total Annual Portfolio
  Operating Expenses              0.77%     0.92%     1.02%(2)     1.07%     1.21%     1.32%(2)    1.04%     1.18%     1.29%(2)

                                         TECHNOLOGY
                                        PORTFOLIO(1)
                                 ---------------------------
                                 CLASS 1   CLASS 2   CLASS 3
                                 ---------------------------
Management Fees                   1.20%     1.20%     1.20%
Distribution and/or Service
  (12b-1) Fees                    0.02%     0.18%     0.27%
Other Expenses                    0.28%     0.28%     0.28%(2)
Total Annual Portfolio
  Operating Expenses              1.50%     1.66%     1.75%(2)

                                    SMALL & MID CAP VALUE          INTERNATIONAL GROWTH AND             GLOBAL EQUITIES
                                        PORTFOLIO(3)                   INCOME PORTFOLIO                  PORTFOLIO(1)
                                 ---------------------------      ---------------------------     ---------------------------
                                 CLASS 1   CLASS 2   CLASS 3      CLASS 1   CLASS 2   CLASS 3     CLASS 1   CLASS 2   CLASS 3
                                 ---------------------------      ---------------------------     ---------------------------
Management Fees                    N/A      1.00%     1.00%        0.96%     0.96%     0.96%       0.76%     0.76%     0.76%
Distribution and/or Service
  (12b-1) Fees                     N/A      0.15%     0.25%        0.00%     0.15%     0.25%       0.00%     0.16%     0.25%
Other Expenses                     N/A      1.07%(2)  1.07%(2)     0.26%     0.29%     0.26%(2)    0.17%     0.16%     0.17%(2)
Total Annual Portfolio
  Operating Expenses               N/A      2.22%(2)  2.32%(2)     1.22%     1.40%     1.47%(2)    0.93%     1.08%     1.18%(2)

                                  INTERNATIONAL DIVERSIFIED
                                     EQUITIES PORTFOLIO
                                 ---------------------------
                                 CLASS 1   CLASS 2   CLASS 3
                                 ---------------------------
Management Fees                   1.00%     1.00%     1.00%
Distribution and/or Service
  (12b-1) Fees                    0.00%     0.15%     0.25%
Other Expenses                    0.22%     0.18%     0.22%(2)
Total Annual Portfolio
  Operating Expenses              1.22%     1.33%     1.47%(2)

                                      EMERGING MARKETS                   FOREIGN VALUE
                                          PORTFOLIO                      PORTFOLIO(3)
                                 ---------------------------      ---------------------------
                                 CLASS 1   CLASS 2   CLASS 3      CLASS 1   CLASS 2   CLASS 3
                                 ---------------------------      ---------------------------
Management Fees                   1.25%     1.25%     1.25%         N/A      1.03%     1.03%
Distribution and/or Service
  (12b-1) Fees                    0.00%     0.15%     0.25%         N/A      0.15%     0.25%
Other Expenses                    0.28%     0.34%(2)  0.28%         N/A      1.10%(2)  1.10%(2)
Total Annual Portfolio
  Operating Expenses              1.53%     1.74%     1.78%(2)      N/A      2.28%(2)  2.38%(2)


Management Fees
Distribution and/or Service
  (12b-1) Fees
Other Expenses
Total Annual Portfolio
  Operating Expenses

---------------

(1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's distribution fees have been reduced. "Distribution and/or Service (12b-1) Fees" does not take into account this expense reduction and are therefore higher than the actual "Distribution and/or Service (12b-1) Fees" of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" for Class 1, Class 2 and Class 3 would have been as follows:

                                              CLASS 1       CLASS 2       CLASS 3
                                              -----------------------------------
MFS Total Return Portfolio                     0.71%         0.86%         0.96%
Telecom Utility Portfolio                      0.88%         1.04%         1.13%
Growth-Income Portfolio                        0.58%         0.73%         0.83%
Federated American Leaders Portfolio           0.75%         0.90%         1.00%
Alliance Growth Portfolio                       N/A          0.79%          N/A
MFS Massachusetts Investors Trust
  Portfolio                                    0.76%         0.90%         1.01%
Putnam Growth: Voyager Portfolio               0.85%         0.99%         1.10%
MFS Mid-Cap Growth Portfolio                   0.82%         0.97%         1.07%
Technology Portfolio                           1.48%         1.63%         1.73%
Global Equities Portfolio                       N/A          1.07%          N/A

(2) Class 3 "Other Expenses" and "Total Annual Portfolio Operating Expenses" are estimated.

(3) The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the following Portfolio classes do not exceed the amounts set forth below:

                                              CLASS 1       CLASS 2       CLASS 3
                                              -----------------------------------
Goldman Sachs Research Portfolio               1.35%         1.50%         1.60%
Blue Chip Growth Portfolio                     0.85%         1.00%         1.10%
Growth Opportunities Portfolio                 1.00%         1.15%         1.25%
Marsico Growth Portfolio                       1.00%         1.15%         1.25%
Small & Mid Cap Portfolio                       N/A          1.65%         1.75%
Foreign Value Portfolio                         N/A          1.95%         2.05%

 These waivers and reimbursements will continue indefinitely, but may be terminated at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the gross expenses shown in the fee table, your costs would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
Cash Management Portfolio
  (Class 1).................................................   $ 53     $167      $291      $  653
  (Class 2).................................................     68      214       373         835
  (Class 3).................................................     79      246       428         954
Corporate Bond Portfolio
  (Class 1).................................................     66      208       362         810
  (Class 2).................................................     82      255       444         990
  (Class 3).................................................     92      287       498       1,108
Global Bond Portfolio
  (Class 1).................................................     82      255       444         990
  (Class 2).................................................     96      300       520       1,155
  (Class 3).................................................    107      334       579       1,283
High-Yield Bond Portfolio
  (Class 1).................................................     77      240       417         930
  (Class 2).................................................     93      290       504       1,120
  (Class 3).................................................    102      318       552       1,225
Worldwide High Income Portfolio
  (Class 1).................................................    117      365       633       1,398
  (Class 2).................................................    131      409       708       1,556
  (Class 3).................................................    143      443       766       1,680
SunAmerica Balanced Portfolio
  (Class 1).................................................     69      218       379         847
  (Class 2).................................................     84      262       455       1,014
  (Class 3).................................................     95      296       515       1,143
MFS Total Return Portfolio*
  (Class 1).................................................     74      230       401         894
  (Class 2).................................................     89      278       482       1,073
  (Class 3).................................................     99      309       536       1,190
Asset Allocation Portfolio
  (Class 1).................................................     67      211       368         822
  (Class 2).................................................     81      252       439         978
  (Class 3).................................................     93      290       504       1,120
Telecom Utility Portfolio*
  (Class 1).................................................     97      303       526       1,166
  (Class 2).................................................    114      356       617       1,363
  (Class 3).................................................    122      381       660       1,455

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
Growth-Income Portfolio*
  (Class 1).................................................   $ 60     $189      $329      $  738
  (Class 2).................................................     76      237       411         918
  (Class 3).................................................     86      268       466       1,037
Federated American Leaders Portfolio*
  (Class 1).................................................     78      243       422         942
  (Class 2).................................................     94      293       509       1,131
  (Class 3).................................................    103      322       558       1,236
Davis Venture Value Portfolio
  (Class 1).................................................     77      240       417         930
  (Class 2).................................................     92      287       498       1,108
  (Class 3).................................................    102      318       552       1,225
"Dogs" of Wall Street Portfolio
  (Class 1).................................................     70      221       384         859
  (Class 2).................................................     86      268       466       1,037
  (Class 3).................................................     96      300       520       1,155
Alliance Growth Portfolio*
  (Class 1).................................................     66      208       362         810
  (Class 2).................................................     82      255       444         990
  (Class 3).................................................     92      287       498       1,108
Goldman Sachs Research Portfolio*
  (Class 1).................................................    147      456       787       1,724
  (Class 2).................................................    161      499       860       1,878
  (Class 3).................................................    172      533       918       1,998
MFS Massachusetts Investors Trust Portfolio*
  (Class 1).................................................     80      249       433         966
  (Class 2).................................................     94      293       509       1,131
  (Class 3).................................................    105      328       569       1,259
Putnam Growth: Voyager Portfolio*
  (Class 1).................................................     88      274       477       1,061
  (Class 2).................................................    103      322       558       1,236
  (Class 3).................................................    113      353       612       1,352
Blue Chip Growth Portfolio*
  (Class 1).................................................     96      300       520       1,155
  (Class 2).................................................    108      337       585       1,294
  (Class 3).................................................    121      378       654       1,443
Real Estate Portfolio
  (Class 1).................................................     91      284       493       1,096
  (Class 2).................................................    105      328       569       1,259
  (Class 3).................................................    116      362       628       1,386
MFS Mid-Cap Growth Portfolio*
  (Class 1).................................................     86      268       466       1,037
  (Class 2).................................................    102      318       552       1,225
  (Class 3).................................................    111      347       601       1,329
Aggressive Growth Portfolio
  (Class 1).................................................     79      246       428         954
  (Class 2).................................................     94      293       509       1,131
  (Class 3).................................................    104      325       563       1,248

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
Growth Opportunities Portfolio*
  (Class 1).................................................   $109     $340      $590      $1,306
  (Class 2).................................................    123      384       665       1,466
  (Class 3).................................................    134      418       723       1,590
Marsico Growth Portfolio*
  (Class 1).................................................    106      331       574       1,271
  (Class 2).................................................    120      375       649       1,432
  (Class 3).................................................    131      409       708       1,556
Technology Portfolio*
  (Class 1).................................................    153      474       818       1,791
  (Class 2).................................................    169      523       902       1,965
  (Class 3).................................................    178      551       949       2,062
Small & Mid Cap Value Portfolio*
  (Class 1).................................................    N/A      N/A       N/A         N/A
  (Class 2).................................................    225      694        **          **
  (Class 3).................................................    235      724        **          **
International Growth and Income Portfolio
  (Class 1).................................................    124      387       670       1,477
  (Class 2).................................................    143      443       766       1,680
  (Class 3).................................................    150      465       803       1,757
Global Equities Portfolio*
  (Class 1).................................................     95      296       515       1,143
  (Class 2).................................................    110      343       595       1,317
  (Class 3).................................................    120      375       649       1,432
International Diversified Equities Portfolio
  (Class 1).................................................    124      387       670       1,477
  (Class 2).................................................    135      421       729       1,601
  (Class 3).................................................    150      465       803       1,757
Emerging Markets Portfolio
  (Class 1).................................................    156      483       834       1,824
  (Class 2).................................................    177      548       944       2,052
  (Class 3).................................................    181      560       964       2,095
Foreign Value Portfolio*
  (Class 1).................................................   $ NA     $ NA        **          **
  (Class 2).................................................    231      712        **          **
  (Class 3).................................................    241      742        **          **

* The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from directed brokerage arrangements. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time. The following are your costs after these fee waivers and/or expense reimbursements and expense reductions.

                                                              1 YEAR   3 YEAR   5 YEAR   10 YEAR
                                                              ------   ------   ------   -------
MFS Total Return Portfolio
  Class 1...................................................   $ 73     $227     $395    $  883
  Class 2...................................................     88      274      477     1,061
  Class 3...................................................     98      306      531     1,178
Telecom Utility Portfolio
  Class 1...................................................     90      281      488     1,084
  Class 2...................................................    106      331      574     1,271
  Class 3...................................................    115      359      622     1,375
Growth-Income Portfolio
  Class 1...................................................     59      186      324       726
  Class 2...................................................     75      233      406       906
  Class 3...................................................     85      265      460     1,025
Federated American Leaders Portfolio
  Class 1...................................................     77      240      417       930
  Class 2...................................................     92      287      498     1,108
  Class 3...................................................    102      318      552     1,225
Alliance Growth Portfolio
  Class 1...................................................    N/A      N/A      N/A       N/A
  Class 2...................................................     81      252      439       978
  Class 3...................................................    N/A      N/A      N/A       N/A
Goldman Sachs Research Portfolio
  Class 1...................................................    137      428      739     1,624
  Class 2...................................................    153      474      818     1,791
  Class 3...................................................    163      505      871     1,900
MFS Massachusetts Investors Portfolio
  Class 1...................................................     78      243      422       942
  Class 2...................................................     92      287      498     1,108
  Class 3...................................................    103      322      558     1,236
Putnam Growth: Voyager Portfolio
  Class 1...................................................     87      271      471     1,049
  Class 2...................................................    101      315      547     1,213
  Class 3...................................................    112      350      606     1,340
Blue Chip Growth Portfolio
  Class 1...................................................     87      271      471     1,049
  Class 2...................................................    102      318      552     1,225
  Class 3...................................................    112      350      606     1,340
MFS Mid-Cap Growth Portfolio
  Class 1...................................................     84      262      455     1,014
  Class 2...................................................     99      309      536     1,190
  Class 3...................................................    109      340      591     1,306

                                                              1 YEAR   3 YEAR   5 YEAR   10 YEAR
                                                              ------   ------   ------   -------
Growth Opportunities Fund
  Class 1...................................................   $102     $318     $552    $1,225
  Class 2...................................................    117      365      633     1,398
  Class 3...................................................    127      397      686     1,511
Marsico Growth Portfolio
  Class 1...................................................    102      318      552     1,225
  Class 2...................................................    117      365      633     1,398
  Class 3...................................................    127      397      686     1,511
Technology Portfolio
  Class 1...................................................    151      468      808     1,768
  Class 2...................................................    166      514      887     1,933
  Class 3...................................................    176      545      939     2,041
Small & Mid Cap Value Portfolio
  Class 1...................................................    N/A      N/A      N/A       N/A
  Class 2...................................................    168      520       **        **
  Class 3...................................................    178      551       **        **
Global Equities Portfolio
  Class 1...................................................    N/A      N/A      N/A       N/A
  Class 2...................................................    109      340      590     1,306
  Class 3...................................................    N/A      N/A      N/A       N/A
Foreign Value Portfolio
  Class 1...................................................    N/A      N/A      N/A       N/A
  Class 2...................................................    198      612       **        **
  Class 3...................................................    208      643       **        **

---------------

** The Portfolio commenced operations August 1, 2002. It is only permissible to reflect costs of investing in the Portfolio that has been in operation for less than six months for periods up to 3-years.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("SAAMCo"), the Trust's investment adviser and manager. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers these classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers all these classes of shares. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all Portfolios are available to all contract owners.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

DISTRIBUTION AND SERVICE (12B-1) PLAN

Class 2 and Class 3 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.15% and 0.25%, respectively, of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of either Class 2 or Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios' Class 2 or Class 3 shares. Because these fees are paid out of each Portfolio's Class 2 or Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Each class of shares (Class 1, Class 2 and Class 3) of each Portfolio (other than the Cash Management Portfolio) are also subject to distribution fees pursuant to a Rule 12b-1 plan. Each Portfolio may participate in directed brokerage programs whereby a portion of the brokerage commissions generated by a Portfolio will be used to make payments to AIG SunAmerica Capital Services, Inc. (the "Distributor"). The Distributor will use the money to pay for expenses designed to promote the sale of shares of each Portfolio. Such payments to the Distributor will not exceed an annual rate of 0.75% of the average daily net assets of the respective class of shares of each Portfolio. Because these distribution fees are paid for out of directed brokerage, these fees will not increase the cost of your investment or affect your return.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. Securities for which quotations are not readily available or if a development/event occurs that may significantly impact the value of the securities then these securities are fair valued as determined pursuant to procedures adopted in good faith under the direction of the Trust's Trustees.

Because Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not, the net asset value per share of the Class 2 or Class 3 shares will generally be lower than the net asset value per share of the Class 1 shares of each Portfolio.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 2 and Class 3 shares are subject to service and distribution fees pursuant to a 12b-1 plan.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENT. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

The per share dividends on Class 2 and Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

    ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET AND GOLDMAN SACHS
                              RESEARCH PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGY FOR THE "DOGS" OF WALL STREET PORTFOLIO

The "DOGS" OF WALL STREET PORTFOLIO employs a passively managed "buy and hold" strategy that annually selects the following 30 stocks: (1) the 10 highest yielding common stocks in the Dow Jones Industrial Average and (2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The stocks in the Portfolio will not change over the course of the year, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. The annual selection of the thirty stocks that meet these criteria takes place no later than January 15th, on the basis of information as of the preceding December 31st. Immediately after the Portfolio buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the Portfolio will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, the Adviser invests the additional funds in the selected stocks based on each stock's respective percentage of the Portfolio's assets. Due to purchases and redemptions of Portfolio shares during the year and changes in the market value of the stocks held by the Portfolio, it is likely that the weightings of the stocks in the Portfolio will fluctuate throughout the course of the year. This may result in the Portfolio investing more than 25% of its assets in the securities of issuers in the same industry, to the extent such investments are selected according to the Portfolio's stock selection criteria.

INVESTMENT STRATEGY FOR THE GOLDMAN SACHS RESEARCH PORTFOLIO

The Goldman Sachs Research Portfolio will invest at least 80% of its net assets in equity investments selected for their potential to achieve capital appreciation over the long term. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 40-50 companies that are considered by its Subadviser to be positioned for long-term growth or are positioned as value opportunities which, in the Subadviser's view, have identifiable competitive advantages and whose intrinsic value is not reflected in the stock price.

The Portfolio may invest in securities of any capitalization. Although the Portfolio will invest primarily in publicly traded U.S. securities (including securities of foreign issuers that are traded in the United States), it may invest up to 20% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

A committee of portfolio managers representing the Subadviser's Value and Growth investment teams will meet regularly to discuss stock selection and portfolio construction for the Portfolio. The Subadviser will rely on research generated by the portfolio managers/analysts that comprise the Subadviser's Value and Growth Investment teams. Under normal circumstances, the Portfolio expects its portfolio to be approximately balanced between value and growth opportunities. The Portfolio will be rebalanced annually or more frequently as opportunities arise.

The Portfolio may invest in the aggregate up to 20% of its net assets in fixed income securities, such as government, corporate and bank debt obligations.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.


-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------
                              CASH                                                     HIGH-YIELD        WORLDWIDE HIGH
                           MANAGEMENT        CORPORATE BOND       GLOBAL BOND             BOND               INCOME
-----------------------------------------------------------------------------------------------------------------------------
  What are the         - Fixed income      - Fixed income      - Fixed income      - Fixed income      - Foreign
  Portfolio's            securities:         securities:         securities:         securities:         securities:
  principal              - U.S. treasury     - corporate         - U.S. and non-     - junk bonds        - emerging
  investments?             bills               bonds               U.S.              - convertible         market
                         - agency            - investment          government          bonds               government
                           discount notes      grade fixed         securities        - preferred           securities
                         - commercial          income            - investment          stocks            - emerging
                           paper               securities          grade             - zero coupon         market
                         - corporate debt    - junk bonds          corporate           and deferred        corporate debt
                           instruments       - U.S.                bonds               interest bonds      instruments
                       - Short-term            government        - mortgage and                          - Eurobonds
                         investments           securities          asset-backed                          - Brady bonds
                         - repurchase                              securities                          - Junk bonds
                           agreements                          - Short-term
                         - bank                                  investments
                           obligations                         - Currency
                                                                 transactions
                                                               - Foreign
                                                                 securities
-----------------------------------------------------------------------------------------------------------------------------
  What other types of  N/A                 - Fixed income      - Options and       - Equity            - Currency
  investments or                             securities:         futures             securities:         transactions
  strategies may the                         - preferred       - Forward             - convertible     - Illiquid
  Portfolio use to a                           stocks            commitments           securities        securities (up
  significant extent?                        - zero coupon,    - Mortgage and        - warrants          to 15%)
                                               deferred          currency swaps    - Fixed income      - Borrowing for
                                               interest and    - Credit,             securities:         temporary or
                                               PIK bonds         interest- rate      - U.S.              emergency
                                               (up to 35%)       and total return      government        purposes
                                           - Foreign             swaps                 securities        (up to 33 1/3%)
                                             securities        - Hybrid              - investment
                                           - When-issued and     instruments           grade bonds
                                             delayed delivery  - Deferred          - Foreign
                                             transactions        interest bonds      securities
                                           - Illiquid          - Inverse floaters  - PIK bonds
                                             securities (up    - Illiquid          - Short-term
                                             to 15%)             securities (up      investments
                                           - Pass-through        to 15%)
                                             securities        - Pass-through
                                           - Convertible         securities
                                             securities        - Borrowing for
                                                                 temporary or
                                                                 emergency
                                                                 purposes
                                                                 (up to 33 1/3%)
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------
                              CASH                                                     HIGH-YIELD        WORLDWIDE HIGH
                           MANAGEMENT        CORPORATE BOND       GLOBAL BOND             BOND               INCOME
-----------------------------------------------------------------------------------------------------------------------------
  What other types of  - Short-term        - Short-term        - Mortgage dollar   - Borrowing for     - Hybrid
  investments may the    investments         investments         rolls               temporary or        instruments
  Portfolio use as       - municipal       - Defensive         - Zero coupon,        emergency         - Options and
  part of efficient        obligations       investments         deferred            purposes            Futures
  portfolio                                - Options and         interest and PIK    (up to 33 1/3%)   - Forward
  management or to                           futures             bonds             - Illiquid            commitments
  enhance return?                            (up to 10%)       - Firm commitments    securities
                                           - Borrowing for       and when-issued     (up to 15%)
                                             temporary or        or delayed --     - Loan
                                             emergency           delivery            participations
                                             purposes            transactions        and assignments
                                             (up to 33 1/3%)   - Forward           - Short sales
                                           - Securities          commitments       - Rights
                                             lending           - Loan
                                             (up to 33 1/3%)     participations
                                                                 and assignments
                                                               - Securities
                                                                 lending (up to
                                                                 33 1/3%)
                                                               - Interest rate
                                                                 swaps, caps and
                                                                 collars
-----------------------------------------------------------------------------------------------------------------------------
  What additional      - Interest rate     - Credit quality    - Interest rate     - Credit quality    - Foreign exposure
  risks normally         fluctuations      - Interest rate       fluctuations      - Interest rate     - Emerging markets
  affect the           - Securities          fluctuations      - Credit quality      fluctuations      - Credit quality
  Portfolio?             selection         - Market            - Currency          - Securities        - Interest rate
                                             volatility          volatility          selection           fluctuations
                                           - Small and medium  - Derivatives       - Market            - Illiquidity
                                             sized companies   - Market              volatility        - Securities
                                           - Securities          volatility        - Short sales         selection
                                             selection         - Non-diversified     risks             - Market
                                                                 status                                  volatility
                                                               - Foreign exposure                      - Currency
                                                               - Hedging                                 volatility
                                                               - Securities                            - Derivatives
                                                                 selection                             - Non-diversified
                                                                                                         status
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                              BALANCED OR ASSET ALLOCATION PORTFOLIOS
---------------------------------------------------------------------------------------------------
                           SUNAMERICA
                            BALANCED               MFS TOTAL RETURN           ASSET ALLOCATION
---------------------------------------------------------------------------------------------------
  What are the      - Equity securities:       - Equity securities (at    - Equity securities:
  Portfolio's         - common stocks            least 40%, but not more    - common stocks
  principal         - Fixed income               than 75%):                 - convertible
  investments?        securities:                - common stocks              securities
                      - U.S. government          - convertible              - warrants
                        securities                 securities               - rights
                      - corporate debt           - rights                 - Fixed income
                        instruments            - Fixed income securities    securities:
                                                 (at least 25%):            - U.S. government
                                                 - U.S. government            securities
                                                   securities               - investment grade
                                                 - pass-through               corporate bonds
                                                   securities               - preferred stocks
                                                 - corporate debt           - junk bonds (up to 25%
                                                   instruments                of fixed income
                                                 - preferred stocks           investments)
                                                                            - senior securities
                                                                            - pass-through
                                                                              securities
                                                                          - REITs
                                                                          - Registered investment
                                                                            companies
                                                                          - Foreign securities
                                                                          - Hybrid instruments
                                                                          - Illiquid securities (up
                                                                            to 15%)
---------------------------------------------------------------------------------------------------
  What other types  - Equity securities:       - Foreign securities (up   - Equity securities:
  of investments      - small-cap stocks (up     to 20%):                   - small-cap stocks
  or strategies         to 20%)                  - Brady bonds              - convertible
  may the           - Short-term investments     - depositary receipts        securities
  Portfolio use to  - Defensive investments      - fixed income           - Foreign securities:
  a significant     - Foreign securities           securities (U.S.         - ADRs, GDRs and EDRs
  extent?           - Illiquid securities (up      dollar denominated)      - emerging markets
                      to 15%)                  - Junk bonds (up to 20%)   - Equity swaps
                                               - Securities lending (up   - Hybrid instruments
                                                 to 33 1/3%)              - Currency transactions
                                               - Emerging markets         - Futures
                                                                          - Forward commitments
                                                                          - Mortgage dollar rolls
                                                                          - Deferred interest bonds
---------------------------------------------------------------------------------------------------
  What other types  - Options and futures      - Municipal bonds          - Options and futures
  of investments    - Currency transactions    - Warrants                 - Short-term investments
  may the           - Borrowing for temporary  - Zero-coupon, deferred    - Firm commitment
  Portfolio use as    or emergency purposes      interest and PIK bonds     agreements
  part of             (up to 33 1/3%)            when-issued and          - When-issued and
  efficient         - Securities lending (up     delayed-delivery           delayed-delivery
  portfolio           to 33 1/3%)                transactions               transactions
  management or to                             - Hybrid instruments       - Zero coupon bonds
  enhance return?                              - Inverse floaters         - Interest rate swaps,
                                               - Options and futures        caps, floors and
                                               - Currency transactions      collars
                                               - Forward commitments      - Securities lending (up
                                               - Registered investment      to 33 1/3%)
                                                 companies                - Loan participations and
                                               - Short-term investments     assignments
                                               - Loan participations      - Defensive investments
                                               - Equity swaps             - Borrowing for temporary
                                                                            or emergency purposes
                                                                            (up to 33 1/3%)
---------------------------------------------------------------------------------------------------
  What additional   - Market volatility        - Securities selection     - Market volatility
  risks normally    - Interest rate            - Market volatility        - Securities selection
  affect the          fluctuations             - Foreign exposure         - Interest rate
  Portfolio?        - Credit quality           - Interest rate              fluctuations
                    - Currency volatility        fluctuations             - Credit quality
                    - Foreign exposure         - Credit quality           - Currency volatility
                    - Derivatives              - Active trading           - Foreign exposure
                    - Hedging                  - Prepayment               - Derivatives
                                                                          - Hedging
                                                                          - Growth stocks
---------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                         EQUITY PORTFOLIOS
----------------------------------------------------------------------------------------------------
                  TELECOM UTILITY                            FEDERATED
                                       GROWTH-INCOME      AMERICAN LEADERS   DAVIS VENTURE VALUE
----------------------------------------------------------------------------------------------------
  What are the   - Equity            - Equity            - Equity            - Equity
  Portfolio's      securities:         securities:         securities:         securities:
  principal        - mid-cap stocks    - large-cap         - large-cap         - large-cap
  investments?     - large-cap           stocks              stocks              stocks
                     stocks            - mid-cap stocks
                   - small-cap
                     stocks
                   - convertible
                     securities
                 - REITs
----------------------------------------------------------------------------------------------------
  What other     - Fixed income      - Foreign           - Equity            - Mid-cap stocks
  types of         securities:         securities          securities:       - Foreign
  investments      - corporate         (up to 25%)         - mid-cap stocks    securities
  or strategies      bonds                               - Foreign
  may the          - investment                            securities:
  Portfolio use      grade fixed                           - ADRs
  to a               income
  significant        securities
  extent?          - preferred
                     stocks
----------------------------------------------------------------------------------------------------
  What other     - Short-term        - Short-term        - Short-term        - Short-term
  types of         investments         investments         investments         investments
  investments    - Defensive         - Defensive         - Defensive         - Defensive
  may the          investments         investments         investments         investments
  Portfolio use  - Options and       - Borrowing for     - Options and       - U.S. government
  as part of       futures             temporary or        futures             securities
  efficient      - Borrowing for       emergency         - Borrowing for
  portfolio        temporary or        purposes            temporary or
  management or    emergency           (up to 33 1/3%)     emergency
  to enhance       purposes (up to   - Options and         purposes
  return?          33 1/3%)            futures             (up to 33 1/3%)
                 - Securities                            - Securities
                   lending                                 lending
                   (up to 33 1/3%)                         (up to 33 1/3%)
                 - ETFs
----------------------------------------------------------------------------------------------------
  What           - Market            - Market            - Market            - Market volatility
  additional       volatility          volatility          volatility        - Securities
  risks          - Utility industry  - Securities        - Securities          selection
  normally       - Active trading      selection           selection
  affect the                         - Active trading
  Portfolio?                         - Growth stocks
----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                             EQUITY PORTFOLIOS
-----------------------------------------------------------------------------------------------------------
                    "DOGS" OF WALL                              GOLDMAN SACHS       MFS MASSACHUSETTS
                        STREET           ALLIANCE GROWTH           RESEARCH          INVESTORS TRUST
-----------------------------------------------------------------------------------------------------------
  What are the   - Equity securities:  - Equity securities:  - Equity securities:  - Equity securities
  Portfolio's      - large-cap stocks    - large-cap stocks    - common stocks       (at least 65%):
  principal                                                    - warrants            - common stocks
  investments?                                                 - rights              - convertible
                                                               - convertible           securities
                                                                 securities        - Fixed income
                                                             - Equity swaps          securities:
                                                               (up to 15%)           - preferred stocks
                                                             - Preferred stocks    - Foreign
                                                             - Emerging market       securities:
                                                               securities            - depositary
                                                                                       receipts
-----------------------------------------------------------------------------------------------------------
  What other     N/A                   - Foreign securities  - Small-cap stocks    - Foreign securities
  types of                               (up to 25%)         - Currency              (up to 20%)
  investments                                                  transactions        - Securities lending
  may the                                                    - Futures               (up to 33 1/3%)
  Portfolio or                                               - Foreign securities
  strategies                                                   (up to 20%)
  use to a                                                   - Hybrid instruments
  significant                                                  (up to 15%);
  extent?                                                      - structured
                                                                 securities
                                                               - SPDRs (up to
                                                                 10%)
                                                             - Registered
                                                               investment
                                                               companies (up to
                                                               10% and including
                                                               ETFs)
                                                             - REITs
                                                             - U.S. government
                                                               securities
                                                             - Corporate debt
                                                               instruments
                                                             - Short-term
                                                               investments
                                                             - Junk bonds (up to
                                                               10%)
-----------------------------------------------------------------------------------------------------------
  What other     - Short-term          - Short-term          - Options             - Warrants
  types of         investments           investments         - Currency            - Zero-coupon,
  investments    - Defensive           - Defensive             transactions          deferred interest
  may the          investments           investments         - Forward               and PIK bonds
  Portfolio use  - Borrowing for       - Borrowing for         commitments         - Short sales
  as part of       temporary or          temporary or        - When-issued and     - when issued and
  efficient        emergency purposes    emergency purposes    delayed delivery      delayed- delivery
  portfolio        (up to 33 1/3%)       (up to 33 1/3%)     - Borrowing for         transactions
  management or  - Options and         - Options and           temporary or        - Futures
  to enhance       futures               futures               emergency purposes  - Currency
  return?                                                      (up to 33 1/3%)       transactions
                                                             - Short sales         - Forward
                                                               (up to 25% and        commitments
                                                               only "against the   - Registered
                                                               box")                 investment
                                                             - Securities lending    companies
                                                               (up to 33 1/3%)     - Short-term
                                                             - Repurchase            investments
                                                               agreements          - Rights
                                                             - Custodial receipts  - Emerging markets
                                                               and trust
                                                               certificates
-----------------------------------------------------------------------------------------------------------
  What           - Market volatility   - Market volatility   - Market volatility   - Market volatility
  additional     - Securities          - Securities          - Securities          - Securities
  risks            selection             selection             selection             selection
  normally       - Non-diversified     - Active trading      - Credit quality      - Medium sized
  affect the       status              - Growth stocks       - Derivatives           companies
  Portfolio?     - Illiquidity                               - Illiquidity         - Growth stocks
                 - Passively managed                         - Interest rate
                   strategy                                    fluctuation
                                                             - Small companies
                                                             - Real estate
                                                               industry
                                                             - Foreign exposure
                                                             - Unseasoned
                                                               companies
                                                             - Growth stocks
                                                             - Short sale risks
-----------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                        EQUITY PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------------------
                             PUTNAM GROWTH:
                                VOYAGER               BLUE CHIP GROWTH            REAL ESTATE            MFS MID-CAP GROWTH
---------------------------------------------------------------------------------------------------------------------------------
  What are the          - Equity securities:      - Equity securities:      - Equity securities:      - Equity securities:
  Portfolio's             - large-cap stocks        - mid-cap stocks          - small-cap stocks        - common stocks
  principal               - mid-cap stocks          - small-cap stocks                                  - mid-cap stocks
  investments?                                    - Fixed income                                        - convertible
                                                    securities:                                           securities
                                                    - preferred stocks                                - Fixed income
                                                  - REITs                                               securities:
                                                                                                        - preferred stocks
                                                                                                      - Foreign securities:
                                                                                                        - depositary receipts
---------------------------------------------------------------------------------------------------------------------------------
  What other types of   N/A                       - Small-cap stocks        - Convertible stocks      - Foreign securities
  investments or                                  - Foreign securities      - Foreign securities        (up to 20%)
  strategies may the                                                        - Junk bonds              - Junk bonds
  Portfolio use to a                                                          (up to 5%)                (up to 10%)
  significant extent?                                                       - Corporate bonds
---------------------------------------------------------------------------------------------------------------------------------
  What other types of   - Short-term investments  - Short-term investments  - Short-term investments  - Warrants
  investments may the   - Currency transactions     (up to 10%)             - Defensive investments   - Rights
  Portfolio use as      - Defensive investments   - Defensive instruments   - U.S. government         - Corporate debt
  part of efficient     - Borrowing for           - Options and futures       securities                instruments
  portfolio management    temporary or emergency  - Borrowing for                                     - U.S. Government
  or to enhance           purposes                  temporary or emergency                              securities
  return?               - Options and futures       purposes                                          - Zero-coupon, deferred
                        - Warrants                  (up to 33 1/3%)                                     interest and PIK bonds
                        - Hybrid instruments      - Securities lending                                - Short sales
                                                    (up to 33 1/3%)                                   - When issued and
                                                                                                        delayed- delivery
                                                                                                        transactions
                                                                                                      - Options and futures
                                                                                                      - Currency transactions
                                                                                                      - Forward commitments
                                                                                                      - Registered investment
                                                                                                        companies
                                                                                                      - Short-term investments
                                                                                                      - Securities lending
                                                                                                        (up to 33 1/3%)
---------------------------------------------------------------------------------------------------------------------------------
  What additional       - Market volatility       - Market volatility       - Market volatility       - Market volatility
  risks normally        - Securities selection    - Securities selection    - Securities selection    - Securities selection
  affect the            - Growth stocks           - Active trading          - Real estate industry    - Medium sized companies
  Portfolio?            - IPO investing           - Interest rate           - Small and medium sized  - Foreign exposure
                        - Derivatives               fluctuation               companies               - Emerging markets
                        - Hedging                 - Growth stocks                                     - Growth stocks
                                                  - Derivatives                                       - Non-diversified status
                                                  - Hedging                                           - Active trading
                                                                                                      - Derivatives
                                                                                                      - Hedging
                                                                                                      - Credit quality
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                    EQUITY PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                        SMALL & MID CAP
                    AGGRESSIVE GROWTH   GROWTH OPPORTUNITIES     MARSICO GROWTH        TECHNOLOGY       VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
 What are the       - Equity            - Equity securities:   - Equity            - Equity            - Equity
 Portfolio's         securities:         - mid-cap stocks       securities:         securities:         securities
 principal           - small-cap                                - large-cap         - large-cap         - small- and
 investments?          stocks                                     stocks              stocks              mid-cap stocks
                     - mid-cap stocks                                               - mid-cap stocks
                     - convertible                                                  - small-cap
                       securities                                                     stocks
                     - warrants
                    - Defensive
                     investments
                    - Options and
                     futures
-----------------------------------------------------------------------------------------------------------------------------
 What other types   - Large-cap stocks  - Small-cap stocks     - Foreign           - Foreign           - Foreign
 of investments or                      - Large-cap stocks      securities          securities          securities (up to
 strategies may                                                 (up to 25%)                             15%)
 the Portfolio use                                             - Fixed income                          - Convertible
 to a significant                                               securities:                             securities (up to
 extent?                                                        - U.S. government                       20%)
                                                                  securities                           - Illiquid
                                                                - preferred                             securities (up to
                                                                  stocks                                15%)
                                                                - junk bonds                           - Rights and
                                                                  (up to 10%)                           warrants (up to
                                                                - investment                            10%)
                                                                  grade fixed                          - Options and
                                                                  income                                futures
                                                                  securities
                                                                - zero-coupon,
                                                                  deferred
                                                                  interest and
                                                                  PIK bonds
                                                               - Convertible
                                                                securities
                                                               - Warrants
                                                               - Forward
                                                                commitment
                                                                agreements
                                                               - When-issued and
                                                                delayed-delivery
                                                                transactions
-----------------------------------------------------------------------------------------------------------------------------
 What other types   - Borrowing for     - Short-term           - Short-term        - Warrants          - Derivatives
 of investments      temporary or        investments            investments        - Rights             - put and call
 may the Portfolio   emergency           (up to 10%)           - Defensive         - Illiquid             options (U.S.
 use as part of      purposes           - Defensive             instruments         securities            and non-U.S.
 efficient           (up to 33 1/3%)     investments           - Options and        (up to 15%)             exchanges)
 portfolio          - Options and       - Options and futures   futures            - Options and        - futures
 management or to    futures                                   - Borrowing for      futures               contracts
 enhance return?    - Illiquid                                  temporary or                            - forward
                     securities                                 emergency                                 commitments
                     (up to 15%)                                purposes                                - swaps
                    - Short-term                                (up to 33 1/3%)                        - Short sales
                     investments                               - Illiquid                              - Currency swaps
                                                                securities                             - Forward currency
                                                                (up to 15%)                             exchange
                                                               - Currency                               contracts
                                                                transactions                           - Repurchase
                                                                                                        agreements
                                                                                                       - Borrowing for
                                                                                                        temporary or
                                                                                                        emergency
                                                                                                          purposes (up to
                                                                                                        33 1/3%)
                                                                                                       - Securities
                                                                                                        lending
                                                                                                        (up to 33 1/3%)
                                                                                                       - Short-term
                                                                                                        investments
                                                                                                        - cash
                                                                                                        - cash
                                                                                                          equivalents
                                                                                                        - other high
                                                                                                          quality short-
                                                                                                          term
                                                                                                          investments
                                                                                                        - money market
                                                                                                          securities
                                                                                                        - short-term debt
                                                                                                          securities
-----------------------------------------------------------------------------------------------------------------------------
 What additional    - Market            - Market volatility    - Market            - Market            - Small and medium
 risks normally      volatility         - Securities            volatility          volatility          sized companies
 affect the         - Securities         selection             - Securities        - Securities        - Market
 Portfolio?          selection          - Small and medium      selection           selection           volatility
                    - IPO investing      sized companies       - Non-diversified   - Technology        - Securities
                    - Illiquidity       - Derivatives           status              sector              selection
                    - Interest rate     - Hedging              - Foreign exposure  - IPO investing     - Sector risk
                     fluctuations       - Growth stocks        - Technology        - Derivatives       - Foreign exposure
                    - Small and medium  - Technology sector     sector             - Active trading    - Currency
                     sized companies                           - Growth stocks     - Growth stocks      volatility
                    - Credit quality                                               - Foreign exposure  - Derivatives
                    - Derivatives                                                  - Small and medium  - Credit quality
                    - Hedging                                                       sized companies    - Interest rate
                    - Emerging markets                                             - Hedging            fluctuations
                    - Growth stocks                                                                    - Illiquidity
                    - Active trading                                                                   - Short sale risk
                    - Technology                                                                       - Leverage risk
                     sector                                                                            - Hedging
-----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                INTERNATIONAL PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------
                      INTERNATIONAL                             INTERNATIONAL                            FOREIGN VALUE
                    GROWTH AND INCOME    GLOBAL EQUITIES    DIVERSIFIED EQUITIES    EMERGING MARKETS       PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity securities    - Equity            - Foreign
  Portfolio's         securities:         securities:       - Foreign securities     securities:         securities
  principal           - large-cap         - large-cap                                - small-cap         - emerging
  investments?          stocks              stocks                                     stocks              markets (up to
                        (foreign)         - mid-cap stocks                           - mid-cap stocks      25%)
                    - Foreign           - Foreign                                  - Foreign             - ADRs, EDRs and
                      securities          securities                                 securities            GDRs
                                                                                                         - foreign debt
                                                                                                           securities (up
                                                                                                           to 25%)
                                                                                                       - Equity
                                                                                                         securities
-------------------------------------------------------------------------------------------------------------------------
  What other types  - Equity            N/A                 - Equity securities:   - Hybrid            - Unlisted foreign
  of investments      securities:                             - convertible          instruments         securities (up
  or strategies       - mid-cap stocks                          securities         - Equity swaps        to 15%)
  may the               (foreign)                             - warrants                               - Securities with
  Portfolio use to  - Foreign                                 - rights                                   limited trading
  a significant       securities:                                                                        market (up to
  extent?             - emerging                                                                         10%)
                        markets                                                                        - Derivatives
                                                                                                       - Swaps
                                                                                                       - Illiquid
                                                                                                         securities (up
                                                                                                         to 15%)
-------------------------------------------------------------------------------------------------------------------------
  What other types  - Equity            - Short-term        - Short-term           N/A                 - Short-term
  of investments      securities:         investments         investments                                investments
  may the             - small-cap       - Currency          - Defensive                                  - cash
  Portfolio use as      stocks            transactions        investments                                - cash
  part of               (foreign)       - Defensive         - Currency                                     equivalents
  efficient           - large-cap         investments         transactions                               - other high
  portfolio             stocks (U.S.)   - Borrowing for     - Illiquid securities                          quality
  management or to  - Currency            temporary or        (up to 15%)                                  short-term
  enhance return?     transactions        emergency         - Options and futures                          investments
                    - Short-term          purposes (up to   - Forward commitments                        - money market
                      investments         33 1/3%)          - Registered                                   securities
                    - Hybrid            - Options and         investment                                 - short-term
                      instruments         futures             companies                                    debt
                    - Equity swaps                          - Firm commitment                              securities
                                                              agreements                               - Fixed income
                                                            - Securities lending                         securities
                                                              (up to 33 1/3%)                            - U.S. and
                                                                                                           foreign
                                                                                                           companies
                                                                                                         - U.S. and
                                                                                                           foreign
                                                                                                           governments
                                                                                                       - Unseasoned
                                                                                                         companies (up to
                                                                                                         5%)
                                                                                                       - Warrants (up to
                                                                                                         5%)
                                                                                                       - Junk bonds (up
                                                                                                         to 5%)
                                                                                                       - Swaps (up to 5%)
                                                                                                       - Borrowing for
                                                                                                         temporary or
                                                                                                         emergency
                                                                                                           purposes (up
                                                                                                         to 33 1/2%)
-------------------------------------------------------------------------------------------------------------------------
  What additional   - Currency          - Market            - Market volatility    - Currency          - Foreign exposure
  risks normally      volatility          volatility        - Foreign exposure       volatility        - Currency
  affect the        - Foreign exposure  - Securities        - Securities           - Foreign exposure    volatility
  Portfolio?        - Market              selection           selection            - Emerging markets  - Market
                      volatility        - Active trading    - Emerging markets     - Growth stocks       volatility
                    - IPO investing     - Currency          - Growth stocks        - IPO investing     - Securities
                    - Securities          volatility        - Active trading       - Market              selection
                      selection         - Foreign exposure  - Currency volatility    volatility        - Technology
                    - Hedging           - Growth stocks     - Sector risk          - Securities          sector
                    - Growth stocks     - Derivatives       - Derivatives            selection         - Financial
                                        - Hedging           - Hedging                                    institutions
                                                                                                         sector
                                                                                                       - Emerging markets
                                                                                                       - Hedging
                                                                                                       - Sector risk
                                                                                                       - Derivatives
                                                                                                       - Interest rate
                                                                                                         fluctuations
                                                                                                       - Credit quality
                                                                                                       - Illiquidity
                                                                                                       - Unseasoned
                                                                                                         companies
                                                                                                       - Junk bonds
                                                                                                       - Leverage risk
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CREDIT SWAPS involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

CURRENCY SWAPS involve the exchange of the parties' respective rights to make or receive payments in specified currencies.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

CUSTODIAL RECEIPTS AND TRUST CERTIFICATES represent interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which a Portfolio may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes, a Portfolio is not considered to be the owner of the underlying securities held in the custodial or trust account, the Portfolio may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000 Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Midcap Index(R), and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above/or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - HIGH INCOME SECURITIES, with respect to the Worldwide High Income Portfolio, are defined as medium and lower-grade income securities, which include securities rated at the time of purchase BBB or lower by Standard & Poor's ("S&P") or rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") and unrated securities determined by the Subadviser to be comparable quality at the time of purchase.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's. INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser. With respect to the FOREIGN VALUE PORTFOLIO, foreign securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

HYBRID INSTRUMENTS, such as INDEXED (i.e., Standard and Poor's Depositary Receipts ("SPDRs") and iShares(SM)) STRUCTURED SECURITIES and other EXCHANGE TRADED FUNDS ("ETFS"), can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MORTGAGE SWAPS are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write
(sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. With respect to the Cash Management Portfolio, short-term investments may also include investment in taxable municipal obligations which are debt obligations of a state or local government entity and an outgrowth of the tax reform act of 1986, which restricted the issuance of traditional tax-exempt securities. Taxable municipal bonds are issued as private purpose bonds to finance such prohibited projects as a sports stadium, as municipal revenue bonds where caps apply, or as public purpose bonds where the 10% private use limitation has been exceeded.

TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

IPO INVESTING: A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NON-DIVERSIFIED STATUS: Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

PASSIVELY MANAGED STRATEGY: A Portfolio following a passively managed strategy will not deviate from its investment strategy. In the case of "Dogs" of Wall Street Portfolio, this entails buying and holding thirty stocks selected through objective selection criteria (except to the extent necessary to comply with applicable federal tax laws). In other cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks over the course of a year, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

REAL ESTATE INDUSTRY: Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.

SECTOR RISK: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT SALE RISKS: Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors.

UNSEASONED COMPANIES: Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

UTILITY INDUSTRY: Risks include (i) utility companies' difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices and
(vii) potential effect of deregulation.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $31 billion as of December 31, 2002. SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Strategic Investment Series, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2003, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                  PORTFOLIO                              FEE
                  ---------                              ---
Cash Management Portfolio....................            0.48%
Corporate Bond Portfolio.....................            0.59%
Global Bond Portfolio........................            0.68%
High-Yield Bond Portfolio....................            0.64%
Worldwide High Income Portfolio..............            1.00%
SunAmerica Balanced Portfolio................            0.61%
MFS Total Return Portfolio...................            0.65%
Asset Allocation Portfolio...................            0.60%
Telecom Utility Portfolio....................            0.75%
Growth-Income Portfolio......................            0.54%
Federated American Leaders Portfolio.........            0.69%
Davis Venture Value Portfolio................            0.71%
"Dogs" of Wall Street Portfolio..............            0.60%
Alliance Growth Portfolio....................            0.61%
Goldman Sachs Research Portfolio.............            1.20%
MFS Massachusetts Investors Trust
  Portfolio..................................            0.70%
Putnam Growth: Voyager Portfolio.............            0.80%
Blue Chip Growth Portfolio...................            0.70%
Real Estate Portfolio........................            0.79%
MFS Mid-Cap Growth Portfolio.................            0.75%

                  PORTFOLIO                              FEE
                  ---------                              ---
Aggressive Growth Portfolio..................            0.71%
Growth Opportunities Portfolio...............            0.75%
Marsico Growth Portfolio.....................            0.85%
Technology Portfolio.........................            1.20%
International Growth and Income Portfolio....            0.96%
Global Equities Portfolio....................            0.76%
International Diversified Equities
  Portfolio..................................            1.00%
Emerging Markets Portfolio...................            1.25%

The annual rate of the investment advisory fee payable by the following Portfolios to SAAMCo is equal to the following percentage of average daily net assets:

              PORTFOLIO                                   FEE
              ---------                                   ---
Foreign Value Portfolio..............    1.025% on the first $50 million
                                         0.865% on the next $150 million
                                         0.775% on the next $300 million
                                         0.75% thereafter
Small & Mid Cap Value Portfolio......    1.00%

INFORMATION ABOUT THE SUBADVISERS

ALLIANCE CAPITAL MANAGEMENT L.P. (Alliance) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading global investment management firm. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. Alliance does business in certain circumstances, including its role as Subadviser to the Small & Mid Cap Value Portfolio of the Trust, using the name AllianceBernstein Institutional Investment Management (AllianceBernstein). AllianceBernstein is the institutional marketing and client servicing unit of Alliance. As of December 31, 2002, Alliance had approximately $386 billion in assets under management.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) is located at One Bank of America Plaza, Charlotte, NC 28255. BACAP is dedicated to providing responsible investment management and superior service and manages money for corporations, endowments and foundations, public funds/municipalities and individuals. As of December 31, 2002, BACAP and its affiliates had over $310 billion in assets under management.

DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISORS (Davis) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by SAAMCo) for the assets of the Portfolios allocated to it. As of December 31, 2002, Davis had approximately $33.6 billion in assets under management.

FEDERATED INVESTMENT COUNSELING (Federated) is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated and its affiliate companies serves as investment adviser to a number of investment companies and private accounts. As of December 31, 2002, Federated had approximately $195 billion in assets under management.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. (GSAM) is located at 32 Old Slip, New York, NY 10005. GSAM registered as an investment adviser in 1990. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (Goldman

Sachs) served as the investment adviser for the Goldman Sachs Research and Global Bond Portfolios. On or about April 26, 2003, GSAM assumed Goldman Sachs' investment advisory responsibilities for these Portfolios. GSAM is one of the leading global investment managers, serving a wide range of clients including pension funds, foundations and insurance companies and individual investors. As of December 31, 2002, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had approximately $329.6 billion in assets under management.

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL (GSAM-International), a business unit of the Investment Management Division of Goldman Sachs, is located at Christchurch Court 10-15 Newgate Street, London EC1A 7HD, England. GSAM-International has been a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, since 1990 and a registered investment adviser since 1991. As of December 31, 2002, GSAM-International, along with other units of the Investment Management Division of Goldman Sachs, had approximately $329.6 billion in assets under management.

MARSICO CAPITAL MANAGEMENT, LLC (Marsico) is located at 1200 Seventeenth Street, Suite 1300, Denver, Colorado 80202. Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for individuals, corporations, charities and retirement plans. As of December 31, 2002, Marsico managed approximately $14.8 billion in assets under management.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. As of December 31, 2002, MFS had approximately $112.5 billion in assets under management.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (MSIM Inc.) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM Inc. is located at 1221 Avenue of the Americas, New York, NY 10020. MSIM Inc. does business in certain circumstances, including its role as a Subadviser to the Trust, using the name "VAN KAMPEN." As of December 31, 2002, MSIM Inc. together with its affiliated asset management companies had approximately $376.3 billion in assets under management with approximately $156.1 billion in institutional assets.

PUTNAM INVESTMENT MANAGEMENT, LLC (Putnam), is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of December 31, 2002, Putnam had approximately $250.9 billion in assets under management.

TEMPLETON INVESTMENT COUNSEL, LLC (Templeton) is a Delaware limited liability company located at 500 E. Broward Boulevard, Suite 2100, Ft. Lauderdale, FL 33394. Templeton is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2002, Franklin Templeton Investments managed approximately $266 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

WM ADVISORS, INC. (WMA), is located at 1201 Third Avenue, 22nd Floor, Seattle, WA 98101. WMA is an investment adviser registered with the SEC under the 1940 Act and provides investment advisory services for separately managed accounts in addition to the WM Group of Funds. As of December 31, 2002, WMA had over $13 billion in assets under management.

SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team(s) for each Portfolio is set forth below following table.

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Cash Management Portfolio     BACAP                         - Cash Investments Team      N/A
----------------------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio      Federated                     - Joseph M. Balestrino       Mr. Balestrino joined
                                                               Senior Vice President and  Federated in 1986 as a
                                                               Portfolio Manager          Project Manager in the
                                                                                          Product Design
                                                                                          Department and became
                                                                                          an Assistant Vice
                                                                                          President and
                                                                                          Investment Analyst in
                                                                                          1991. He became a Vice
                                                                                          President and
                                                                                          portfolio manager in
                                                                                          1995 and a Senior Vice
                                                                                          President in 1998.
                                                             - Mark E. Durbiano           Mr. Durbiano joined
                                                               Senior Vice President and  Federated in 1982 as
                                                               Portfolio Manager          an Investment Analyst
                                                                                          and became a Vice
                                                                                          President and
                                                                                          portfolio manager in
                                                                                          1988. He has been a
                                                                                          Senior Vice President
                                                                                          since 1996.
                                                             - Christopher J. Smith       Mr. Smith joined
                                                               Vice President and         Federated in 1995 as a
                                                               Portfolio Manager          Portfolio Manager and
                                                                                          Vice President. Prior
                                                                                          to joining Federated,
                                                                                          he was an Assistant
                                                                                          Vice President at
                                                                                          Provident Life &
                                                                                          Accident Insurance
                                                                                          Company from 1987
                                                                                          through 1994.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Global Bond Portfolio         GSAM-International            - Andrew F. Wilson           Mr. Wilson joined
                                                               Managing Director and      GSAM-International in
                                                               Senior Portfolio Manager   December 1995 as an
                                                                                          Executive Director and
                                                                                          portfolio manager.
                                                                                          Prior to his current
                                                                                          position, he spent
                                                                                          three years as an
                                                                                          Assistant Director at
                                                                                          Rothschild Asset
                                                                                          Management, where he
                                                                                          was responsible for
                                                                                          managing global and
                                                                                          international bond
                                                                                          portfolios with
                                                                                          specific focus on the
                                                                                          U.S., Canadian,
                                                                                          Australian and
                                                                                          Japanese economies.
                                                             - James Cielinski            Mr. Cielinski joined
                                                               Executive Director and     GSAM-International in
                                                               Senior Portfolio Manager   1998 as a portfolio
                                                                                          manager. Prior to his
                                                                                          current position, he
                                                                                          spent five years at
                                                                                          Utah Retirement
                                                                                          Systems, where he
                                                                                          managed the fixed
                                                                                          income group.
                                                             - Philip Moffitt             Mr. Moffitt joined
                                                               Executive Director,        GSAM-International in
                                                               Senior Currency Portfolio  1999 as a portfolio
                                                               Manager and Senior         manager. Prior to his
                                                               Portfolio Manager          current position, he
                                                                                          worked for three years
                                                                                          as a proprietary
                                                                                          trader for Tokai Asia
                                                                                          Ltd. in Hong Kong.
                                                                                          Before that, Mr.
                                                                                          Moffitt spent ten
                                                                                          years with Bankers
                                                                                          Trust Asset Management
                                                                                          in Australia, where he
                                                                                          was a Managing
                                                                                          Director responsible
                                                                                          for all active global
                                                                                          fixed income funds as
                                                                                          well as a member of
                                                                                          the Asset Allocation
                                                                                          Committee.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Global Bond Portfolio         GSAM-International            - Iain Lindsay               Mr. Lindsay joined
 (continued)                                                   Executive Director and     GSAM-International in
                                                               Portfolio Manager          2001 as an Executive
                                                                                          Director and portfolio
                                                                                          manager. Prior to
                                                                                          that, he was a
                                                                                          portfolio
                                                                                          manager/product
                                                                                          manager at JP Morgan
                                                                                          Investment Management
                                                                                          from March 2000 to
                                                                                          June 2001. Before
                                                                                          that, he headed the
                                                                                          capital market
                                                                                          strategy team at Bank
                                                                                          of Montreal in London
                                                                                          from November 1997 to
                                                                                          September 1999 and was
                                                                                          a senior fixed-income
                                                                                          strategist with Credit
                                                                                          Lyonnais in Paris from
                                                                                          May 1994 to November
                                                                                          1997.
                                                             - Paul Marson                Mr. Marson joined
                                                               Executive Director and     GSAM-International in
                                                               Senior Portfolio Manager   2000 as a senior
                                                                                          portfolio manager.
                                                                                          Prior to his current
                                                                                          position, he spent
                                                                                          five years at JP
                                                                                          Morgan as a senior
                                                                                          portfolio manager and
                                                                                          member of the Global
                                                                                          Macro Strategy Team.
                                                             - Kevin Zhao                 Mr. Zhao, an Executive
                                                               Executive Director and     Director and Portfolio
                                                               Portfolio Manager          Manager, joined GSAM-
                                                                                          International in
                                                                                          December 1994 as an
                                                                                          associate and
                                                                                          portfolio manager. He
                                                                                          became an Executive
                                                                                          Director in 1996.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 High-Yield Bond Portfolio     SAAMCo                        - Jeffrey J. Gary            Mr. Gary joined SAAMCo
                                                               Portfolio Manager          in 2001 as a portfolio
                                                                                          manager. In addition
                                                                                          to his position with
                                                                                          SAAMCo, Mr. Gary is
                                                                                          currently Managing
                                                                                          Director of AIG Global
                                                                                          Investment Corp. Prior
                                                                                          to joining SAAMCo, he
                                                                                          was a Senior Vice
                                                                                          President and Public
                                                                                          High Yield Portfolio
                                                                                          Manager with American
                                                                                          General Investment
                                                                                          Management, LP from
                                                                                          April 1998 to October
                                                                                          2001. From 1996 to
                                                                                          1998, he was Managing
                                                                                          Director and Portfolio
                                                                                          Manager for Koch
                                                                                          Capital Service, Inc.
----------------------------------------------------------------------------------------------------------------
 Worldwide High Income         Van Kampen                    High Yield Team and          Mr. Loery is an
 Portfolio                                                   Emerging Markets Debt Team   Executive Director and
                                                                                          Portfolio Manager of
                                                             Current members of the High  MSIM Inc. Mr. Loery
                                                             Yield Team include:          joined Morgan Stanley
                                                             - Gordon W. Loery            & Co. Incorporated
                                                               Executive Director and     (Morgan Stanley), a
                                                               Portfolio Manager          MSIM Inc. affiliate in
                                                                                          1990 as a fixed income
                                                                                          analyst and has been a
                                                                                          Portfolio Manager with
                                                                                          MSIM Inc.'s affiliate
                                                                                          Miller Anderson &
                                                                                          Sherrerd, LLP (MAS)
                                                                                          since 1996.
                                                             - Chad Liu                   Mr. Liu joined MSIM
                                                               Vice President and         Inc. in 1999 as a
                                                               Portfolio Manager          Financial Analyst.
                                                                                          Prior to that, he
                                                                                          received his M.B.A.
                                                                                          (Finance) from the
                                                                                          Wharton School,
                                                                                          University of
                                                                                          Pennsylvania. Mr. Liu
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
----------------------------------------------------------------------------------------------------------------
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                                        69

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Worldwide High Income         Van Kampen                    - Joshua M. Givelber         Mr. Givelber joined
 Portfolio (continued)                                         Vice President and         MSIM Inc. in 2001 as a
                                                               Portfolio Manager          Vice President and
                                                                                          Financial Analyst.
                                                                                          Prior to that, he was
                                                                                          an Assistant Vice
                                                                                          President with Van
                                                                                          Kampen Investment
                                                                                          Advisory Corp. and an
                                                                                          Associate with
                                                                                          Davidson Kempner
                                                                                          Partners. Mr. Givelber
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
                                                             Current members of the
                                                             Emerging Markets Debt Team
                                                             include:
                                                             - Abigail McKenna            Ms. McKenna is a
                                                               Managing Director and      Managing Director of
                                                               Portfolio Manager          MSIM Inc. and
                                                                                          Portfolio Manager of
                                                                                          the emerging markets
                                                                                          debt portfolio. From
                                                                                          1995 to 1996, Ms.
                                                                                          McKenna was a Senior
                                                                                          Portfolio Manager at
                                                                                          MetLife Investment
                                                                                          Management Corp.
                                                                                          (MIMCO) Ms. McKenna
                                                                                          joined the firm in
                                                                                          1996.
                                                             - Eric Baurmeister           Mr. Baurmeister joined
                                                               Executive Director         MSIM Inc. in 1997 and
                                                                                          is a portfolio manager
                                                                                          of the emerging
                                                                                          markets debt
                                                                                          portfolio. Prior to
                                                                                          joining MSIM Inc., he
                                                                                          was a portfolio
                                                                                          manager at MIMCO from
                                                                                          1992 to 1996. He holds
                                                                                          the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
                                                             - Federico Kaune             Mr. Kaune joined MSIM
                                                               Vice President and         Inc. in 2002 as a Vice
                                                               Portfolio Manager          President. Prior to
                                                                                          that, he was a Senior
                                                                                          Economist and Senior
                                                                                          Vice President with
                                                                                          Goldman Sachs &
                                                                                          Company.
----------------------------------------------------------------------------------------------------------------
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
----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 SunAmerica Balanced           SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
 Portfolio                                                     Senior Vice President and  portfolio manager with
                                                               Portfolio Manager          SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio    MFS                           - David M. Calabro           Mr. Calabro joined MFS
                                                               Senior Vice President and  in 1992 as a Vice
                                                               Portfolio Manager          President and equity
                                                                                          analyst. He became a
                                                                                          portfolio manager in
                                                                                          1993 and was promoted
                                                                                          to Senior Vice
                                                                                          President in 1998.
                                                             - Steven R. Gorham           Mr. Gorham, the
                                                               Senior Vice President and  manager of the
                                                               Portfolio Manager          Portfolio's equity
                                                                                          portion, joined MFS in
                                                                                          1992, and has been a
                                                                                          portfolio manager
                                                                                          since 2002.
                                                             - Michael W. Roberge         Mr. Roberge, the
                                                               Senior Vice President and  manager of the
                                                               Portfolio Manager          Portfolio's fixed
                                                                                          income portion, joined
                                                                                          MFS in 1996, and has
                                                                                          been a portfolio
                                                                                          manager since 2002.
                                                             - Constantinos G. Mokas      Mr. Mokas, manager of
                                                               Senior Vice President and  the Portfolio's equity
                                                               Portfolio Manager          portion, joined MFS in
                                                                                          1990 as a research
                                                                                          analyst. He was
                                                                                          promoted to Assistant
                                                                                          Vice President in
                                                                                          1994, Vice President
                                                                                          in 1996 and portfolio
                                                                                          manager in 1998.
                                                             - Lisa B. Nurme              Ms. Nurme, a manager
                                                               Senior Vice President and  of the Portfolio's
                                                               Portfolio Manager          equity portion, became
                                                                                          a portfolio manager in
                                                                                          1995 and was promoted
                                                                                          to Senior Vice
                                                                                          President in 1998.
----------------------------------------------------------------------------------------------------------------
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                                        71

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 MFS Total Return              MFS                           - Kenneth J. Enright         Mr. Enright, a manager
 Portfolio (continued)                                         Senior Vice President and  of the Portfolio's
                                                               Portfolio Manager          equity portion, joined
                                                                                          MFS in 1986 as a
                                                                                          research analyst. He
                                                                                          became an Assistant
                                                                                          Vice President in
                                                                                          1987, Vice President
                                                                                          in 1988, portfolio
                                                                                          manager in 1993 and
                                                                                          Senior Vice President
                                                                                          in 1999.
----------------------------------------------------------------------------------------------------------------
 Asset Allocation Portfolio    WMA                           - Randall L. Yoakum          Mr. Yoakum re-joined
                                                               Chief Investment Officer   WMA in 1999 as a
                                                               and Senior Portfolio       Senior Portfolio
                                                               Manager                    Manager and Chairman
                                                                                          of the Investment
                                                                                          Policy, Asset
                                                                                          Allocation and Equity
                                                                                          Investment Teams. From
                                                                                          1997-1999, Mr. Yoakum
                                                                                          was the Chief
                                                                                          Investment Officer at
                                                                                          D.A. Davidson, and
                                                                                          from 1994-1997, he
                                                                                          served as Senior Vice
                                                                                          President and Chief
                                                                                          Equity Officer at
                                                                                          Boatmen's Trust
                                                                                          Company. Mr. Yoakum
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
                                                             - Gary J. Pokrzywinski       Mr. Pokrzywinski
                                                               Senior Portfolio Manager   joined WMA in 1992. He
                                                                                          has been a Senior
                                                                                          Portfolio Manager
                                                                                          since 1994, and Head
                                                                                          of the Fixed Income
                                                                                          Investment Team since
                                                                                          1999. He holds the
                                                                                          Chartered Financial
                                                                                          Analyst designation.
                                                             - Michael D. Meighan         Mr. Meighan joined WMA
                                                               Portfolio Manager          in 1999 as a Senior
                                                                                          Asset Allocation
                                                                                          Analyst. From
                                                                                          1993-1999 he was a
                                                                                          Manager of Managed
                                                                                          Assets at D.A.
                                                                                          Davidson. He holds the
                                                                                          Chartered Financial
                                                                                          Analyst Candidate
                                                                                          designation.
----------------------------------------------------------------------------------------------------------------
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

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Asset Allocation              WMA                           - Charles D. Averill         Mr. Averill joined WMA
 Portfolio (continued)                                         Senior Quantitative        in 1990. He was an
                                                               Analyst                    Equity Analyst from
                                                                                          1996-1999, and has
                                                                                          been a Senior
                                                                                          Quantitative Analyst
                                                                                          since 1999. He holds
                                                                                          the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
----------------------------------------------------------------------------------------------------------------
 Telecom Utility Portfolio     Federated                     - John L. Nichol             Mr. Nichol joined
                                                               Vice President and         Federated in September
                                                               Portfolio Manager          2000 as an Assistant
                                                                                          Vice President/Senior
                                                                                          Investment Analyst.
                                                                                          Prior to joining
                                                                                          Federated, Mr. Nichol
                                                                                          was a portfolio
                                                                                          manager for the Public
                                                                                          Employees Retirement
                                                                                          System of Ohio from
                                                                                          1992 through August
                                                                                          2000.
----------------------------------------------------------------------------------------------------------------
 Growth-Income Portfolio       Alliance                      - Michael R. Baldwin         Mr. Baldwin joined the
                                                               Portfolio Manager and      company in 1989 as a
                                                               Senior Vice President      research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1991 and
                                                                                          was promoted to Senior
                                                                                          Vice President and
                                                                                          Associate Director of
                                                                                          Research in 1996.
----------------------------------------------------------------------------------------------------------------
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                                        73

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Federated American Leaders    Federated                     - Kevin R. McCloskey         Mr. McCloskey, who
 Portfolio                                                     Vice President and         joined Federated in
                                                               Portfolio Manager          1999 as a portfolio
                                                                                          manager, is a Vice
                                                                                          President. From
                                                                                          September 1994 to July
                                                                                          1999, he served as a
                                                                                          portfolio manager, and
                                                                                          from January 1994 to
                                                                                          September 1994, he
                                                                                          served as an
                                                                                          investment/quantitative
                                                                                          analyst at Killian
                                                                                          Asset Management
                                                                                          Corpora-
                                                                                          tion. Mr. McCloskey
                                                                                          holds the Chartered
                                                                                          Financial Analyst
                                                                                          designation.
                                                             - Steven J. Lehman           Mr. Lehman, who joined
                                                               Vice President and Senior  Federated in 1997 as a
                                                               Portfolio Manager          senior portfolio
                                                                                          manager, is a Vice
                                                                                          President. From 1985
                                                                                          to 1997, he served as
                                                                                          portfolio manager at
                                                                                          First Chicago.
                                                             - John L. Nichol             Mr. Nichol, who joined
                                                               Vice President and         Federated in 2000 as a
                                                               Portfolio Manager          portfolio manager, is
                                                                                          a Vice President. From
                                                                                          1992 to 2000, he
                                                                                          served as portfolio
                                                                                          manager at Public
                                                                                          Employees Retirement
                                                                                          System of Ohio. Mr.
                                                                                          Nichols holds the
                                                                                          Chartered Financial
                                                                                          Analyst designation.
----------------------------------------------------------------------------------------------------------------
 Davis Venture Value           Davis                         - Christopher C. Davis       Mr. Davis has been
 Portfolio                                                     Portfolio Manager          employed by Davis
                                                                                          since 1989 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, co-portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
                                                             - Kenneth C. Feinberg        Mr. Feinberg has been
                                                               Portfolio Manager          employed by Davis
                                                                                          since 1994 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
----------------------------------------------------------------------------------------------------------------
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                                        74

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 "Dogs" of Wall Street         SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
 Portfolio                                                     Senior Vice President and  portfolio manager with
                                                               Portfolio Manager          SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio     Alliance                      - James G. Reilly            Mr. Reilly joined the
                                                               Executive Vice President   company in 1984 as a
                                                               and Portfolio Manager      research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1993 and
                                                                                          was promoted to an
                                                                                          Executive Vice
                                                                                          President in 1999.
----------------------------------------------------------------------------------------------------------------
 Goldman Sachs Research        GSAM                          - Dolores Bamford            Ms. Bamford joined
 Portfolio                                                     Vice President             GSAM as a portfolio
                                                               Value Portfolio Manager    manager in April 2002
                                                                                          for the Value team.
                                                                                          Prior to joining GSAM,
                                                                                          she was a portfolio
                                                                                          manager at Putnam
                                                                                          Investments for
                                                                                          various products since
                                                                                          1991.
                                                             - David L. Berdon            Mr. Berdon joined GSAM
                                                               Vice President             as a research analyst
                                                               Value Portfolio Manager    in March 2001 and
                                                                                          became a portfolio
                                                                                          manager in October
                                                                                          2002. From September
                                                                                          1999 to March 2001, he
                                                                                          was a Vice President
                                                                                          for Business
                                                                                          Development and
                                                                                          Strategic Alliances at
                                                                                          Soliloquy Inc. From
                                                                                          September 1997 to
                                                                                          September 1999, he was
                                                                                          a principal consultant
                                                                                          at Diamond Technology
                                                                                          Partners.
                                                             - Andrew Braun               Mr. Braun joined GSAM
                                                               Vice President             as a mutual fund
                                                               Value Portfolio Manager    product development
                                                                                          analyst in July 1993.
                                                                                          From January 1997 to
                                                                                          April 2001, he was a
                                                                                          research analyst on
                                                                                          the Value team and
                                                                                          became a portfolio
                                                                                          manager in May 2001.
----------------------------------------------------------------------------------------------------------------
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                                        75

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Goldman Sachs Research        GSAM                          - Scott Carroll              Mr. Carroll joined
 Portfolio                                                     Vice President             GSAM as a portfolio
 (continued)                                                   Value Portfolio Manager    manager in May 2002
                                                                                          for the Value team.
                                                                                          From 1996 to 2002, he
                                                                                          worked at Van Kampen
                                                                                          Funds where he had
                                                                                          portfolio management
                                                                                          and analyst
                                                                                          responsibilities for
                                                                                          growth and income and
                                                                                          equity income funds.
                                                             - Sally Pope Davis           Ms. Davis joined GSAM
                                                               Vice President             as a portfolio manager
                                                               Value Portfolio Manager    in August 2001. From
                                                                                          December 1999 to July
                                                                                          2001, she was a
                                                                                          relationship manager
                                                                                          in Private Wealth
                                                                                          Management at GSAM.
                                                                                          From August 1989 to
                                                                                          November 1999, she was
                                                                                          a bank analyst in the
                                                                                          Goldman Sachs
                                                                                          Investment Research
                                                                                          Department.
                                                             - Stacey Ann DeMatteis       Ms. DeMatteis joined
                                                               Vice President             GSAM as a product-
                                                               Value Client Portfolio     marketing analyst in
                                                               Manager                    September 1993. From
                                                                                          December 1997 to April
                                                                                          2000, she was a
                                                                                          relationship manager
                                                                                          in Broker-Dealer
                                                                                          sales. In May 2000,
                                                                                          she became a client
                                                                                          portfolio manager on
                                                                                          the Value team.
                                                             - Sean Gallagher             Mr. Gallagher joined
                                                               Vice President             GSAM as a research
                                                               Value Portfolio Manager    analyst in May 2000
                                                                                          and became a portfolio
                                                                                          manager in 2001. From
                                                                                          October 1993 to May
                                                                                          2000, he was a
                                                                                          research analyst at
                                                                                          Merrill Lynch Asset
                                                                                          Management.
----------------------------------------------------------------------------------------------------------------
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                                        76

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Goldman Sachs Research        GSAM                          - Lisa Parisi                Ms. Parisi joined GSAM
 Portfolio                                                     Vice President             as a portfolio manager
 (continued)                                                   Value Portfolio Manager    in August 2001. From
                                                                                          December 2000 to
                                                                                          August 2001, she was a
                                                                                          portfolio manager at
                                                                                          John A. Levin & Co.
                                                                                          From March 1995 to
                                                                                          December 2000, she was
                                                                                          a portfolio manager
                                                                                          and managing director
                                                                                          at Valenzuela Capital.
                                                             - Eileen Rominger            Ms. Rominger joined
                                                               Managing Director          GSAM as a portfolio
                                                               Chief Investment Officer,  manager and Chief
                                                               Value                      Investment Officer of
                                                               Portfolio Manager          its Value team in
                                                                                          1999. From 1981 to
                                                                                          1999, she worked at
                                                                                          Oppenheimer Capital,
                                                                                          most recently as a
                                                                                          senior portfolio
                                                                                          manager.
                                                             - Steven M. Barry            Mr. Barry joined GSAM
                                                               Managing Director          as a portfolio manager
                                                               Co-Chief Investment        in 1999. From 1988 to
                                                               Officer                    1999, he was a
                                                               Growth Portfolio Manager   portfolio manager at
                                                                                          Alliance Capital
                                                                                          Management.
                                                             - Kenneth T. Berents         Mr. Berents joined
                                                               Managing Director          GSAM as a portfolio
                                                               Co-Chairman, Investment    manager in 2000. From
                                                               Committee                  1992 to 1999, he was a
                                                               Growth Portfolio Manager   Director of Research
                                                                                          and head of the
                                                                                          Investment Committee
                                                                                          at Wheat First Union.
                                                             - Herbert E. Ehlers          Mr. Ehlers joined GSAM
                                                               Managing Director          as a senior portfolio
                                                               Chief Investment Officer,  manager and Chief
                                                               Growth Portfolio Manager   Investment Officer of
                                                                                          GSAM's Growth team in
                                                                                          1997. From 1981 to
                                                                                          1997, he was the Chief
                                                                                          Investment Officer and
                                                                                          Chairman of Liberty
                                                                                          Asset Management Inc.
                                                                                          ("Liberty") and its
                                                                                          predecessor firm,
                                                                                          Eagle Asset Management
                                                                                          ("Eagle").
----------------------------------------------------------------------------------------------------------------
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                                        77

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Goldman Sachs Research        GSAM                          - Gregory H. Ekizian         Mr. Ekizian joined
 Portfolio                                                     Managing Director          GSAM as a portfolio
 (continued)                                                   Co-Chief Investment        manager and Co-Chair
                                                               Officer Growth Portfolio   of GSAM's Growth
                                                               Manager                    Investment Committee
                                                                                          in 1997. From 1980 to
                                                                                          1997, he was a
                                                                                          portfolio manager at
                                                                                          Liberty and its
                                                                                          predecessor firm,
                                                                                          Eagle.
                                                             - Scott Kolar                Mr. Kolar joined GSAM
                                                               Vice President             as an equity analyst
                                                               Growth Portfolio Manager   in 1997 and became a
                                                                                          portfolio manager in
                                                                                          1999. From 1994 to
                                                                                          1997, he was an equity
                                                                                          analyst and
                                                                                          information systems
                                                                                          specialist at Liberty.
                                                             - Andrew F. Pyne             Mr. Pyne joined GSAM
                                                               Managing Director Growth   as a product manager
                                                               Portfolio Manager          in 1997. He became a
                                                                                          portfolio manager in
                                                                                          August 2001. From 1992
                                                                                          to 1997, he was a
                                                                                          product manager at Van
                                                                                          Kampen Investments.
                                                             - Ernest C. Segundo, Jr.     Mr. Segundo joined
                                                               Vice President             GSAM as a portfolio
                                                               Co-Chairman, Investment    manager in 1997. From
                                                               Committee                  1992 to 1997, he was a
                                                               Growth Portfolio Manager   portfolio manager at
                                                                                          Liberty and its
                                                                                          predecessor firm,
                                                                                          Eagle.
                                                             - David G. Shell             Mr. Shell joined GSAM
                                                               Managing Director          as a portfolio manager
                                                               Co-Chief Investment        in 1997. From 1987 to
                                                               Officer                    1997, he was a
                                                               Growth Portfolio Manager   portfolio manager at
                                                                                          Liberty and its
                                                                                          predecessor firm,
                                                                                          Eagle.
                                                             - Mark Shattan               Mr. Shattan joined
                                                               Vice President             GSAM as an equity
                                                               Growth Portfolio Manager   analyst in 1999 and
                                                                                          became a portfolio
                                                                                          manager in 2002. From
                                                                                          1997 to 1999, he was
                                                                                          an equity research
                                                                                          analyst at Salomon
                                                                                          Smith Barney.
----------------------------------------------------------------------------------------------------------------
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

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 MFS Massachusetts Investors   MFS                           - John D. Laupheimer, Jr.    After joining MFS in
 Trust Portfolio                                               Senior Vice President and  1981 as a research
                                                               Portfolio Manager          analyst, Mr.
                                                                                          Laupheimer became
                                                                                          Assistant Vice
                                                                                          President in 1984,
                                                                                          Vice President in
                                                                                          1986, Portfolio
                                                                                          Manager in 1987,
                                                                                          Investment Officer in
                                                                                          1988, and Senior Vice
                                                                                          President in 1995.
                                                             - Brooks Taylor              Mr. Taylor is a
                                                               Vice President and         Portfolio Manager of
                                                               Portfolio Manager          the growth and income
                                                                                          and core portfolios of
                                                                                          MFS's mutual funds,
                                                                                          variable annuities,
                                                                                          and institutional
                                                                                          accounts. He joined
                                                                                          MFS in 1996.
----------------------------------------------------------------------------------------------------------------
 Putnam Growth: Voyager        Putnam                        - Brian O'Toole              Mr. O'Toole joined
 Portfolio                                                     Managing Director and      Putnam in 2002 and has
                                                               Chief Investment Officer   16 years of investment
                                                               of the Large Cap Growth    experience. He heads
                                                               Team                       the team managing
                                                                                          global and U.S.
                                                                                          large-cap growth
                                                                                          equity portfolios.
                                                                                          Prior to joining
                                                                                          Putnam, he was
                                                                                          Managing Director and
                                                                                          Head of U.S. Growth
                                                                                          Equities for Citigroup
                                                                                          Asset Management
                                                                                          (1998-2002) and Senior
                                                                                          Portfolio Manager at
                                                                                          The Northern Trust
                                                                                          Company (1994-1998).
                                                             - Eric M. Wetlaufer          Mr. Wetlaufer joined
                                                               Managing Director and      Putnam in 1997 and has
                                                               co-CIO of Specialty        16 years of investment
                                                               Growth                     experience. He
                                                                                          co-leads the teams
                                                                                          responsible for
                                                                                          managing mid-cap
                                                                                          growth equity
                                                                                          institutional
                                                                                          portfolios. Mr.
                                                                                          Wetlaufer holds the
                                                                                          Chartered Financial
                                                                                          Analyst designation.
----------------------------------------------------------------------------------------------------------------
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

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Putnam Growth: Voyager        Putnam                        - Tony H. Elavia,            Dr. Elavia joined
 Portfolio                                                     Managing Director of the   Putnam in 1999 and has
 (continued)                                                   Large Cap Growth Team      14 years of investment
                                                                                          experience. His group
                                                                                          manages quantitative
                                                                                          portfolios and the
                                                                                          quantitative research
                                                                                          processes across
                                                                                          equity products. Prior
                                                                                          to joining Putnam, he
                                                                                          was President of TES
                                                                                          Partners (1998-1999)
                                                                                          and Executive Vice
                                                                                          President of Voyager
                                                                                          Asset Management
                                                                                          (1995-1998).
----------------------------------------------------------------------------------------------------------------
 Blue Chip Growth Portfolio    SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
                                                               Senior Vice President and  portfolio manager with
                                                               Portfolio Manager          SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 Real Estate Portfolio         Davis                         - Andrew A. Davis            Mr. Davis has been
                                                               Portfolio Manager          employed by Davis
                                                                                          since 1994 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, co-portfolio
                                                                                          manager and portfolio
                                                                                          manager.
                                                             - Chandler Spears            Mr. Spears joined
                                                               Portfolio Manager          Davis in 2000 as a
                                                                                          securities analyst.
                                                                                          Prior to his
                                                                                          employment at Davis,
                                                                                          he served as director
                                                                                          of investor relations
                                                                                          for Charles E. Smith
                                                                                          Residential Realty and
                                                                                          principal and director
                                                                                          of real estate
                                                                                          research of SNL
                                                                                          Securities, LC, both
                                                                                          in Virginia.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth            MFS                           - Eric B. Fischman           Mr. Fischman joined
 Portfolio                                                     Portfolio Manager          MFS as a portfolio
                                                                                          manager in 2000. Prior
                                                                                          to joining MFS, Mr.
                                                                                          Fischman was an equity
                                                                                          research analyst for
                                                                                          State Street Research
                                                                                          from 1998 to 2000.
                                                             - David E. Sette-Ducati      Mr. Sette-Ducati
                                                               Senior Vice President and  joined MFS in 1995 as
                                                               Portfolio Manager          a research analyst. He
                                                                                          became an Investment
                                                                                          Officer in 1997, Vice
                                                                                          President in 1999,
                                                                                          portfolio manager in
                                                                                          February 2000 and
                                                                                          Senior Vice President
                                                                                          in March 2001.
----------------------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio   SAAMCo                        - Donna M. Calder            Ms. Calder joined
                                                               Senior Vice President and  SAAMCo in 1998 as a
                                                               Portfolio Manager          Vice President and
                                                                                          portfolio manager and
                                                                                          was named Senior Vice
                                                                                          President in February
                                                                                          2001. Prior to joining
                                                                                          SAAMCo, she was the
                                                                                          founder and General
                                                                                          Partner of Manhattan
                                                                                          Capital Partners, L.P.
                                                                                          from 1991 to 1995.
----------------------------------------------------------------------------------------------------------------
 Growth Opportunities          SAAMCo                        - Brian P. Clifford          Mr. Clifford joined
 Portfolio                                                     Vice President and         SAAMCo in February
                                                               Portfolio Manager          1998 as a portfolio
                                                                                          manager and was named
                                                                                          Vice President in
                                                                                          October 1999. From
                                                                                          1995 until he joined
                                                                                          SAAMCo, Mr. Clifford
                                                                                          was a portfolio
                                                                                          manager with Morgan
                                                                                          Stanley Dean Witter.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Marsico Growth Portfolio      Marsico                       - Thomas F. Marsico          Mr. Marsico formed
                                                               Chairman and Chief         Marsico in 1997. From
                                                               Executive Officer          1988 to 1997, he was
                                                                                          an Executive Vice
                                                                                          President and
                                                                                          Portfolio Manager at
                                                                                          Janus Capital
                                                                                          Corporation.
----------------------------------------------------------------------------------------------------------------
 Technology Portfolio          Van Kampen                    Large Cap Growth Team and    Mr. Umansky joined
                                                             Small Mid Cap Growth Team    MSIM Inc. as a
                                                             Current members include:     compliance analyst in
                                                             - Alexander L. Umansky       1994 and has been a
                                                               Executive Director and     Portfolio Manager
                                                               Portfolio Manager          since 1998. From 1996
                                                                                          to 1998 he was a
                                                                                          research analyst in
                                                                                          MSIM Inc.'s
                                                                                          Institutional Equity
                                                                                          Group focusing
                                                                                          primarily on
                                                                                          technology.
----------------------------------------------------------------------------------------------------------------
 Small & Mid Cap Value         AllianceBernstein             - Day-to-day investment      Mr. Paul joined
 Portfolio                                                     management decisions for   Alliance in 1987 and
                                                               the Portfolio are made by  is currently a Senior
                                                               the Investment Policy      Vice President and
                                                               Group for Small- and       Chief Investment
                                                               Mid-Capitalization Value   Officer for Small- and
                                                               Equities                   Mid-Capitalization
                                                             - Joseph Gerard Paul is the  Value Equities and
                                                               Chief Investment Officer   Alliance's Advanced
                                                               for Small- and             Value Fund, a
                                                               Mid-Capitalization Value   long-biased hedge
                                                               Equities                   fund. Prior to his
                                                                                          involvement with these
                                                                                          funds, Mr. Paul was a
                                                                                          research analyst
                                                                                          covering the
                                                                                          automobile industry
                                                                                          and was named to the
                                                                                          Institutional Investor
                                                                                          All-America Research
                                                                                          Team every year from
                                                                                          1991 through 1996.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 International Growth and      Putnam                        - George W. Stairs           Mr. Stairs joined
 Income Portfolio                                              CFA, Senior Vice           Putnam in 1994 and has
                                                               President and Senior       16 years of investment
                                                               Portfolio Manager          experience. He is
                                                                                          responsible for Asia
                                                                                          Pacific core equity,
                                                                                          international core
                                                                                          equity, and
                                                                                          international value
                                                                                          equity portfolios and
                                                                                          is a member of the
                                                                                          teams that manage
                                                                                          Putnam International
                                                                                          Growth Fund and Putnam
                                                                                          International Growth
                                                                                          and Income Fund.
                                                             - Pamela R. Holding          Ms. Holding joined
                                                               CFA, Managing Director     Putnam in 1995 and has
                                                               and Senior Portfolio       15 years of investment
                                                               Manager                    industry experience.
                                                                                          She is part of the
                                                                                          team that manages
                                                                                          Putnam International
                                                                                          Growth and Income Fund
                                                                                          and Putnam Global
                                                                                          Growth and Income
                                                                                          Fund.
----------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio     Alliance                      - Stephen Beinhacker         Mr. Beinhacker joined
                                                               Portfolio Manager,         the company in 1992 as
                                                               Director and Senior Vice   Director of
                                                               President                  International
                                                                                          Quantitative Stock
                                                                                          Analysis and portfolio
                                                                                          manager. He was
                                                                                          promoted to Senior
                                                                                          Vice President in
                                                                                          1998.
----------------------------------------------------------------------------------------------------------------
 International Diversified     Van Kampen                    International Allocation
 Equities Portfolio                                          Team
                                                             Current members include:
                                                             - Ann Thivierge              Ms. Thivierge joined
                                                               Managing Director and      MSIM Inc. in 1986 and
                                                               Portfolio Manager          is currently a
                                                                                          Managing Director.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio    Putnam                        - Carmel Peters,             Ms. Peters joined
                                                               Senior Vice President and  Putnam in 1997 and has
                                                               Senior Portfolio Manager   23 years of investment
                                                               of the International Core  experience.
                                                               Team
----------------------------------------------------------------------------------------------------------------
 Foreign Value Portfolio       Templeton                     - Antonio T. Docal, CFA      Mr. Docal joined
                                                               Vice President, Portfolio  Templeton in 2001 and
                                                               Management/ Research       is currently Vice
                                                                                          President, Portfolio
                                                                                          Manager and Research
                                                                                          Analyst. Prior to
                                                                                          joining Templeton, Mr.
                                                                                          Docal was Vice
                                                                                          President and Director
                                                                                          at Evergreen Funds in
                                                                                          Boston, Massachusetts.
                                                                                          Prior to that
                                                                                          position, he was
                                                                                          principal and
                                                                                          co-founder of Docal
                                                                                          Associates, Inc., an
                                                                                          import/export and
                                                                                          marketing consultant
                                                                                          firm in Connecticut.
                                                                                          Prior to that he was
                                                                                          an Assistant Treasurer
                                                                                          in the Mergers and
                                                                                          Acquisitions
                                                                                          Department of J.P.
                                                                                          Morgan. He holds the
                                                                                          Chartered Financial
                                                                                          Analyst designation.
----------------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS*
--------------------------------------------------------------------------------
The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio share. Class 1, Class 2 and/or Class 3 shares are not offered in all Portfolios. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

      ----------------------------------------------------------------------------------------------------------------------------
                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   Cash Management Portfolio Class 1
      11/30/98     $10.74      $0.54         $(0.02)        $ 0.52        $(0.68)        $   --      $10.58      5.05%    $223,640
      1/31/99#      10.58       0.08           0.01           0.09            --             --       10.67      0.85      277,370
      1/31/00       10.67       0.51             --           0.51         (0.24)            --       10.94      4.85      466,588
      1/31/01       10.94       0.66          (0.02)          0.64         (0.45)            --       11.13      5.95      404,005
      1/31/02       11.13       0.37           0.02           0.39         (0.45)            --       11.07      3.48      600,741
      1/31/03       11.07       0.15          (0.02)          0.13         (0.37)            --       10.83      1.22      457,994
                                                   Cash Management Portfolio Class 2
      7/9/01@-
      1/31/02       11.34       0.12           0.03           0.15         (0.44)            --       11.05      1.34       22,093
      1/31/03       11.05       0.12           0.01           0.13         (0.36)            --       10.82      1.22       82,513
                                                   Cash Management Portfolio Class 3
      9/30/02@-
      1/31/03       10.78       0.02           0.01           0.03            --             --       10.81      0.28       10,355
                                                    Corporate Bond Portfolio Class 1
      11/30/98      11.54       0.77          (0.02)          0.75         (0.46)            --       11.83      6.61      143,561
      1/31/99#      11.83       0.12           0.04           0.16            --             --       11.99      1.35      158,804
      1/31/00       11.99       0.81          (1.15)         (0.34)        (0.53)            --       11.12     (2.75)     184,309
      1/31/01       11.12       0.89          (0.02)          0.87         (0.77)            --       11.22      8.11      199,334
      1/31/02       11.22       0.84          (0.26)          0.58         (0.63)            --       11.17      5.27      258,912
      1/31/03       11.17       0.80          (0.02)          0.78         (0.71)            --       11.24      7.17      263,378
                                                    Corporate Bond Portfolio Class 2
      7/9/01@-
      1/31/02       11.37       0.43             --           0.43         (0.63)            --       11.17      3.84       10,530
      1/31/03       11.17       0.73           0.03           0.76         (0.70)            --       11.23      6.99       40,274
                                                    Corporate Bond Portfolio Class 3
      9/30/02@-
      1/31/03       10.83       0.20           0.20           0.40            --             --       11.23      3.69        2,965
                                                     Global Bond Portfolio Class 1
      11/30/98      11.51       0.49           0.78           1.27         (0.79)         (0.22)      11.77     11.75      115,428
      1/31/99#      11.77       0.07           0.11           0.18            --             --       11.95      1.53      122,306
      1/31/00       11.95       0.42          (0.66)         (0.24)        (0.47)         (0.41)      10.83     (1.86)     127,145
      1/31/01       10.83       0.45           0.63           1.08         (0.70)            --       11.21     10.35      139,528
      1/31/02       11.21       0.43           0.02           0.45         (1.03)            --       10.63      4.03      145,556
      1/31/03       10.63       0.42           0.25           0.67         (0.18)         (0.15)      10.97      6.36      132,160
                                                     Global Bond Portfolio Class 2
      7/9/01@-
      1/31/02       11.41       0.21           0.04           0.25         (1.03)            --       10.63      2.17        2,873
      1/31/03       10.63       0.38           0.27           0.65         (0.17)         (0.15)      10.96      6.18       10,931
                                                     Global Bond Portfolio Class 3
      9/30/02@-
      1/31/03       10.68       0.11           0.17           0.28            --             --       10.96      2.62          848

      ----------  --------------------------------------
                   RATIO OF     RATIO OF NET
                  EXPENSES TO    INVESTMENT
                    AVERAGE      INCOME TO
        PERIOD        NET       AVERAGE NET    PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    Cash Management Portfolio Class 1
      11/30/98      0.58%          4.97%           --%
      1/31/99#       0.62+         5.02+           --
      1/31/00        0.53           4.82           --
      1/31/01        0.52           5.83           --
      1/31/02        0.52           3.31           --
      1/31/03        0.52           1.37           --
                    Cash Management Portfolio Class 2
      7/9/01@-
      1/31/02        0.68+          1.75+          --
      1/31/03        0.67           1.13           --
                    Cash Management Portfolio Class 3
      9/30/02@-
      1/31/03        0.76+          0.68+          --
                     Corporate Bond Portfolio Class 1
      11/30/98       0.77           6.61           15
      1/31/99#       0.80+          6.16+           4
      1/31/00        0.71           7.05           37
      1/31/01        0.69           7.99           36
      1/31/02        0.67           7.41           83
      1/31/03        0.65           7.17           45
                     Corporate Bond Portfolio Class 2
      7/9/01@-
      1/31/02        0.82+          7.05+          83
      1/31/03        0.80           6.87           45
                     Corporate Bond Portfolio Class 3
      9/30/02@-
      1/31/03        0.87+          5.87+          45
                      Global Bond Portfolio Class 1
      11/30/98       0.85           4.27          210
      1/31/99#       0.97+          3.65+          30
      1/31/00        0.84           3.68          189
      1/31/01        0.81(1)        4.07(1)       202
      1/31/02        0.81           3.84          193
      1/31/03        0.80           3.89           66
                      Global Bond Portfolio Class 2
      7/9/01@-
      1/31/02        0.97+         3.46+          193
      1/31/03        0.94           3.70           66
                      Global Bond Portfolio Class 3
      9/30/02@-
      1/31/03        0.98+          3.20+          66

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
     @  Inception of class.
   (1)  Gross of custody credits of 0.01%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   High-Yield Bond Portfolio Class 1
      11/30/98     $11.82      $1.14         $(1.24)        $(0.10)       $(0.66)        $(0.08)     $10.98     (1.26)%   $284,580
      1/31/99#      10.98       0.18          (0.02)          0.16            --             --       11.14      1.46      293,037
      1/31/00       11.14       1.09          (0.55)          0.54         (1.14)            --       10.54      5.09      310,032
      1/31/01       10.54       1.09          (1.44)         (0.35)        (1.11)            --        9.08     (3.44)     299,534
      1/31/02        9.08       0.98          (1.94)         (0.96)        (1.11)            --        7.01    (10.11)     255,845
      1/31/03        7.01       0.63          (0.98)         (0.35)        (0.99)            --        5.67     (3.92)     221,410
                                                   High-Yield Bond Portfolio Class 2
      7/9/01@-
      1/31/02        8.48       0.43          (0.80)         (0.37)        (1.11)            --        7.00     (3.92)       4,785
      1/31/03        7.00       0.57          (0.92)         (0.35)        (0.98)            --        5.67     (3.87)      18,881
                                                   High-Yield Bond Portfolio Class 3
      9/30/02@-
      1/31/03        5.21       0.18           0.28           0.46            --             --        5.67      8.83        3,165
                                                Worldwide High Income Portfolio Class 1
      11/30/98      13.20       1.07          (2.61)         (1.54)        (0.61)         (0.74)      10.31    (13.74)     121,290
      1/31/99#      10.31       0.16          (0.35)         (0.19)           --             --       10.12     (1.84)     116,977
      1/31/00       10.12       1.13           0.67           1.80         (1.33)            --       10.59     19.22      124,404
      1/31/01       10.59       1.12          (0.76)          0.36         (1.21)            --        9.74      3.67      117,236
      1/31/02        9.74       0.93          (1.85)         (0.92)        (1.17)            --        7.65     (8.61)      93,599
      1/31/03        7.65       0.67          (0.72)         (0.05)        (1.06)            --        6.54      0.45       77,847
                                                Worldwide High Income Portfolio Class 2
      7/9/01@-
      1/31/02        8.92       0.45          (0.55)         (0.10)        (1.17)            --        7.65     (0.25)       1,028
      1/31/03        7.65       0.62          (0.70)         (0.08)        (1.05)            --        6.52      0.10        3,247
                                                Worldwide High Income Portfolio Class 3
      11/11/02@-
      1/31/03        6.15       0.14           0.23           0.37            --             --        6.52      6.02          106
                                                 SunAmerica Balanced Portfolio Class 1
      11/30/98      13.45       0.30           2.33           2.63         (0.11)         (0.36)      15.61     19.81      149,242
      1/31/99#      15.61       0.05           1.58           1.63            --             --       17.24     10.44      194,878
      1/31/00       17.24       0.36           1.80           2.16         (0.12)         (0.22)      19.06     12.76      509,054
      1/31/01       19.06       0.36          (1.46)         (1.10)        (0.22)         (0.10)      17.64     (5.88)     575,039
      1/31/02       17.64       0.31          (3.12)         (2.81)        (0.33)         (0.48)      14.02    (15.86)     471,194
      1/31/03       14.02       0.25          (2.34)         (2.09)        (0.34)            --       11.59    (14.95)     310,531
                                                 SunAmerica Balanced Portfolio Class 2
      7/9/01@-
      1/31/02       15.65       0.13          (0.96)         (0.83)        (0.33)         (0.48)      14.01     (5.26)       6,094
      1/31/03       14.01       0.21          (2.31)         (2.10)        (0.33)            --       11.58    (15.04)      19,712
                                                 SunAmerica Balanced Portfolio Class 3
      9/30/02@-
      1/31/03       11.84       0.05          (0.32)         (0.27)           --             --       11.57     (2.28)         579

                                RATIO OF NET
                   RATIO OF      INVESTMENT
                  EXPENSES TO    INCOME TO
        PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    High-Yield Bond Portfolio Class 1
      11/30/98       0.69%          9.75%        128%
      1/31/99#       0.72+          9.71+          17
      1/31/00        0.67          10.00          105
      1/31/01        0.71(1)       10.98(1)       106
      1/31/02        0.71          12.18          148
      1/31/03        0.75          10.09          121
                    High-Yield Bond Portfolio Class 2
      7/9/01@-
      1/31/02        0.88+         11.22+         148
      1/31/03        0.91          10.15          121
                    High-Yield Bond Portfolio Class 3
      9/30/02@-
      1/31/03        1.04+(1)      10.74+(1)      121
                  Worldwide High Income Portfolio Class
                                     1
      11/30/98       1.09(1)        8.89(1)       158
      1/31/99#       1.12+(1)       9.56+(1)       12
      1/31/00        1.14(1)       10.66(1)       116
      1/31/01        1.10          10.84          158
      1/31/02        1.11(1)       10.97(1)       139
      1/31/03        1.15           9.55          103
                  Worldwide High Income Portfolio Class
                                     2
      7/9/01@-
      1/31/02        1.27+(1)      10.53+(1)      139
      1/31/03        1.29           9.44          103
                  Worldwide High Income Portfolio Class
                                     3
      11/11/02@-
      1/31/03        1.36+          9.43+         103
                  SunAmerica Balanced Portfolio Class 1
      11/30/98       0.78           2.10          111
      1/31/99#       0.75+(1)       1.72+(1)       26
      1/31/00        0.66           2.01          197
      1/31/01        0.64           1.87          333
      1/31/02        0.66           2.00          322
      1/31/03        0.68           1.91          611
                  SunAmerica Balanced Portfolio Class 2
      7/9/01@-
      1/31/02       0.82+           1.63+         322
      1/31/03        0.82           1.72          611
                  SunAmerica Balanced Portfolio Class 3
      9/30/02@-
      1/31/03        0.89+          1.33+         611

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
     @  Inception of class.
   (1)  Gross of custody credits of 0.01%, 0.01%, 0.02%, 0.01% and
        0.01%, for the periods ending November 30, 1998, January 31,
        1999, January 31, 2000, January 31, 2001, and January 31,
        2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   MFS Total Return Portfolio Class 1
      11/30/98     $14.75      $0.36         $ 1.56         $ 1.92        $(0.31)        $(1.40)     $14.96      13.54%   $131,440
      1/31/99#      14.96       0.06           0.82           0.88            --             --       15.84       5.88     145,332
      1/31/00       15.84       0.48          (0.38)          0.10         (0.29)         (1.77)      13.88       0.29     208,919
      1/31/01       13.88       0.51           2.37           2.88         (0.37)         (0.10)      16.29      20.94     303,278
      1/31/02       16.29       0.46          (0.52)         (0.06)        (0.32)         (0.52)      15.39      (0.25)    469,605
      1/31/03       15.39       0.41          (1.34)         (0.93)        (0.29)         (0.18)      13.99      (5.96)    516,660
                                                   MFS Total Return Portfolio Class 2
      7/9/01@-
      1/31/02       16.17       0.20          (0.16)          0.04         (0.31)         (0.52)      15.38       0.39      20,010
      1/31/03       15.38       0.36          (1.31)         (0.95)        (0.28)         (0.18)      13.97      (6.12)     92,257
                                                   MFS Total Return Portfolio Class 3
      9/30/02@-
      1/31/03       13.61       0.09           0.27           0.36            --             --       13.97       2.65       6,325
                                                   Asset Allocation Portfolio Class 1
      11/30/98      16.21       0.48           0.08           0.56         (0.35)         (1.61)      14.81       2.85     713,045
      1/31/99#      14.81       0.07           0.15           0.22            --             --       15.03       1.49     724,516
      1/31/00       15.03       0.40           0.37           0.77         (0.48)         (0.80)      14.52       5.51     699,063
      1/31/01       14.52       0.41           0.36           0.77         (0.43)         (0.31)      14.55       5.38     653,310
      1/31/02       14.55       0.41          (1.35)         (0.94)        (0.46)         (0.31)      12.84      (6.36)    556,081
      1/31/03       12.84       0.42          (1.31)         (0.89)        (0.46)            --       11.49      (6.78)    437,736
                                                   Asset Allocation Portfolio Class 2
      7/9/01@-
      1/31/02       13.70       0.23          (0.34)         (0.11)        (0.45)         (0.31)      12.83      (0.67)      2,233
      1/31/03       12.83       0.36          (1.26)         (0.90)        (0.45)            --       11.48      (6.87)     12,931
                                                   Asset Allocation Portfolio Class 3
      9/30/02@-
      1/31/03       11.26       0.11           0.36           0.47         (0.25)            --       11.48       4.29         526
                                                   Telecom Utility Portfolio Class 1
      11/30/98      12.91       0.42           1.62           2.04         (0.16)         (0.33)      14.46      15.98      68,049
      1/31/99#      14.46       0.08           0.03           0.11            --             --       14.57       0.76      77,323
      1/31/00       14.57       0.48           0.23           0.71         (0.24)         (0.62)      14.42       5.01     120,159
      1/31/01       14.42       0.39          (1.83)         (1.44)        (0.38)         (0.21)      12.39     (10.27)    112,682
      1/31/02       12.39       0.70          (2.70)         (2.00)        (0.38)            --       10.01     (16.46)     84,766
      1/31/03       10.01       0.41          (2.71)         (2.30)        (0.87)            --        6.84     (22.90)     52,982
                                                   Telecom Utility Portfolio Class 2
      7/9/01@-
      1/31/02       11.97       0.32          (1.91)         (1.59)        (0.37)            --       10.01     (13.56)      1,421
      1/31/03       10.01       0.38          (2.69)         (2.31)        (0.86)            --        6.84     (22.99)      3,466
                                                   Telecom Utility Portfolio Class 3
      11/11/02@-
      1/31/03        6.75       0.09             --           0.09            --             --        6.84       1.33         103

                                RATIO OF NET
                   RATIO OF      INVESTMENT
                  EXPENSES TO    INCOME TO
        PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    MFS Total Return Portfolio Class 1
      11/30/98       0.77%          2.43%        106%
      1/31/99#       0.81+          2.40+          86
      1/31/00        0.76(1)        3.17(1)       116
      1/31/01        0.74(1)        3.42(1)       111
      1/31/02        0.73           2.93          105
      1/31/03        0.72(2)        2.81(2)        68
                    MFS Total Return Portfolio Class 2
      7/9/01@-
      1/31/02        0.88+          2.39+         105
      1/31/03        0.87(2)        2.62(2)        68
                    MFS Total Return Portfolio Class 3
      9/30/02@-
      1/31/03        0.98+(2)       2.24+(2)       68
                    Asset Allocation Portfolio Class 1
      11/30/98       0.64           3.15          156
      1/31/99#       0.66+          2.60+          30
      1/31/00        0.63           2.70          191
      1/31/01        0.64           2.75          172
      1/31/02        0.66           3.05          140
      1/31/03        0.66           3.42           28
                    Asset Allocation Portfolio Class 2
      7/9/01@-
      1/31/02        0.83+          3.07+         140
      1/31/03        0.79           3.23           28
                    Asset Allocation Portfolio Class 3
      9/30/02@-
      1/31/03        0.87+          2.93+          28
                    Telecom Utility Portfolio Class 1
      11/30/98       1.01           3.04           72
      1/31/99#      0.93+           3.02+          12
      1/31/00        0.84           3.31          121
      1/31/01        0.84(1)        2.81(1)       104
      1/31/02        0.85(1)        6.09(1)       102
      1/31/03        0.95(2)        4.82(2)       123
                    Telecom Utility Portfolio Class 2
      7/9/01@-
      1/31/02        1.01+(1)       5.16+(1)      102
      1/31/03        1.12(2)        4.90(2)       123
                    Telecom Utility Portfolio Class 3
      11/11/02@-
      1/31/03        1.29+(2)       6.18+(2)      123

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
     @  Inception of class.
   (1)  Gross of custody credits of 0.01%.
   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for MFS Total Return Portfolio would have been lower by 0.01%, 0.01 and 0.01% for Class 1, 2 and 3, respectively.
        The ratio of expenses to average net assets for Telecom
        Utility Portfolio would have been lower by 0.07%, 0.08% and 0.07% for Class 1, 2, and 3, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                    NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                  ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                  END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL       PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***     (000S)
      -----------------------------------------------------------------------------------------------------------------------------
                                                     Growth-Income Portfolio Class 1
      11/30/98    $20.82      $ 0.17        $ 4.33         $ 4.50        $(0.13)        $(0.96)     $24.23     21.91%    $1,019,590
      1/31/99#     24.23        0.02          3.63           3.65            --             --       27.88     15.06      1,206,113
      1/31/00      27.88        0.16          4.75           4.91         (0.15)         (1.40)      31.24     18.37      1,828,340
      1/31/01      31.24        0.19         (0.65)         (0.46)        (0.13)         (1.60)      29.05     (1.63)     1,931,070
      1/31/02      29.05        0.15         (6.00)         (5.85)        (0.19)         (1.26)      21.75    (19.96)     1,450,218
      1/31/03      21.75        0.16         (4.86)         (4.70)        (0.17)            --       16.88    (21.61)       877,271
                                                     Growth-Income Portfolio Class 2
      7/9/01-@
      1/31/02      25.28        0.05         (2.15)         (2.10)        (0.18)         (1.26)      21.74     (8.11)        14,959
      1/31/03      21.74        0.12         (4.85)         (4.73)        (0.15)            --       16.86    (21.75)        35,928
                                                     Growth-Income Portfolio Class 3
      9/30/02@-
      1/31/03      16.90        0.03         (0.08)         (0.05)           --             --       16.85     (0.30)         2,139
                                              Federated American Leaders Portfolio Class 1
      11/30/98     13.90        0.17          2.35           2.52         (0.06)         (0.30)      16.06     18.22        145,900
      1/31/99#     16.06        0.02          0.54           0.56           --             --        16.62      3.49        159,176
      1/31/00      16.62        0.20         (0.14)          0.06         (0.12)         (0.69)      15.87      0.17        208,488
      1/31/01      15.87        0.25          1.37           1.62         (0.17)         (0.60)      16.72     10.62        231,716
      1/31/02      16.72        0.16         (1.44)         (1.28)        (0.21)         (0.39)      14.84     (7.53)       270,692
      1/31/03      14.84        0.19         (3.27)         (3.08)        (0.15)           --        11.61    (20.76)       191,653
                                              Federated American Leaders Portfolio Class 2
      7/9/01@-
      1/31/02      16.11        0.07         (0.75)         (0.68)        (0.20)         (0.39)      14.84     (4.07)         6,864
      1/31/03      14.84        0.16         (3.28)         (3.12)        (0.13)           --        11.59    (20.98)        16,432
                                              Federated American Leaders Portfolio Class 3
      9/30/02@-
      1/31/03      11.10        0.05          0.44           0.49           --             --        11.59      4.41          1,119

                               RATIO OF NET
                  RATIO OF      INVESTMENT
                 EXPENSES TO    INCOME TO
       PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED      ASSETS         ASSETS      TURNOVER
      ---------  --------------------------------------
                    Growth-Income Portfolio Class 1
      11/30/98      0.60%          0.78%        53%
      1/31/99#      0.60+          0.55+         16
      1/31/00       0.56           0.56          43
      1/31/01       0.57           0.60          52
      1/31/02       0.58           0.62          56
      1/31/03       0.59(1)        0.79(1)       45
                    Growth-Income Portfolio Class 2
      7/9/01-@
      1/31/02       0.74+          0.44+         56
      1/31/03       0.74(1)        0.64(1)       45
                    Growth-Income Portfolio Class 3
      9/30/02@-
      1/31/03       0.81+(1)       0.53+(1)      45
                  Federated American Leaders Portfolio
                                 Class 1
      11/30/98      0.83           1.13          51
      1/31/99#     0.86+          0.75+           4
      1/31/00       0.77           1.17          34
      1/31/01       0.76           1.56          46
      1/31/02       0.76           1.05          33
      1/31/03       0.76(1)        1.41(1)       32
                  Federated American Leaders Portfolio
                                 Class 2
      7/9/01@-
      1/31/02       0.91+          0.92+         33
      1/31/03       0.92(1)        1.30(1)       32
                  Federated American Leaders Portfolio
                                 Class 3
      9/30/02@-
      1/31/03       0.98+(1)       1.32+(1)      32

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
     @  Inception of class
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Growth-Income Portfolio would have been lower by 0.01%, 0.01% and 0.01% for Class 1, 2, and 3, respectively. The ratio of expenses to average net assets for Federated
        American Leaders Portfolio would have been lower by 0.01%, 0.02% and 0.01% for Class 1, 2 and 3, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      -----------------------------------------------------------------------------------------------------------------
                                            Davis Venture Value Portfolio Class 1
      11/30/98     $21.47      $ 0.20        $ 2.23         $ 2.43        $(0.12)        $(0.68)     $23.10      11.36%
      1/31/99#      23.10        0.03          1.25           1.28           --             --        24.38       5.54
      1/31/00       24.38        0.13          3.06           3.19         (0.20)         (0.93)      26.44      13.42
      1/31/01       26.44        0.14          3.19           3.33         (0.12)         (0.28)      29.37      12.72
      1/31/02       29.37        0.12         (4.78)         (4.66)        (0.13)         (4.00)      20.58     (15.57)
      1/31/03       20.58        0.15         (3.40)         (3.25)        (0.12)           --        17.21     (15.79)
                                            Davis Venture Value Portfolio Class 2
      7/9/01@-
      1/31/02       26.21        0.05         (1.57)         (1.52)        (0.12)         (4.00)      20.57      (5.48)
      1/31/03       20.57        0.12         (3.39)         (3.27)        (0.10)           --        17.20     (15.88)
                                            Davis Venture Value Portfolio Class 3
      9/30/02@-
      1/31/03       16.49        0.03          0.67           0.70           --             --        17.19       4.24
                                           "Dogs" of Wall Street Portfolio Class 1
      4/1/98-
      11/30/98      10.00        0.11         (0.30)         (0.19)          --             --         9.81      (1.90)
      1/31/99#       9.81        0.02         (0.23)         (0.21)          --             --         9.60      (2.14)
      1/31/00        9.60        0.21         (1.12)         (0.91)        (0.05)         (0.26)       8.38     (10.02)
      1/31/01        8.38        0.23          0.73           0.96         (0.22)         (0.10)       9.02      12.05
      1/31/02        9.02        0.20          0.36           0.56         (0.20)           --         9.38       6.34
      1/31/03        9.38        0.22         (1.44)         (1.22)        (0.17)           --         7.99     (13.07)
                                           "Dogs" of Wall Street Portfolio Class 2
      7/9/01@-
      1/31/02        9.15        0.09          0.34           0.43         (0.20)           --         9.38       4.79
      1/31/03        9.38        0.19         (1.43)         (1.24)        (0.16)           --         7.98     (13.26)
                                           "Dogs" of Wall Street Portfolio Class 3
      9/30/02@-
      1/31/03        7.90        0.05          0.03           0.08           --             --         7.98       1.01

                                             RATIO OF NET
                     NET                      INVESTMENT
                    ASSETS      RATIO OF      INCOME TO
                    END OF     EXPENSES TO     AVERAGE
        PERIOD      PERIOD     AVERAGE NET       NET        PORTFOLIO
        ENDED       (000S)       ASSETS         ASSETS      TURNOVER
      ----------  ---------------------------------------------------
                         Davis Venture Value Portfolio Class 1
      11/30/98    $1,725,411      0.75%          0.89%          25%
      1/31/99#     1,840,354     0.77+          0.86+            5
      1/31/00      2,303,994      0.74           0.51           23
      1/31/01      2,808,045      0.75           0.47           26
      1/31/02      2,323,050      0.76           0.49           30
      1/31/03      1,612,985      0.75           0.81           17
                         Davis Venture Value Portfolio Class 2
      7/9/01@-
      1/31/02         33,826      0.92+          0.43+          30
      1/31/03         95,566      0.90           0.69           17
                         Davis Venture Value Portfolio Class 3
      9/30/02@-
      1/31/03          7,105      0.97+          0.48+          17
                        "Dogs" of Wall Street Portfolio Class 1
      4/1/98-
      11/30/98        65,283      0.85+(1)       2.04+(1)      --
      1/31/99#        78,062      0.85+(1)       0.93+(1)       58
      1/31/00         98,924      0.67(1)        2.11(1)        51
      1/31/01         92,070      0.72(1)        2.76(1)        55
      1/31/02        112,588      0.71(1)        2.22(1)        35
      1/31/03         99,103      0.69(1)        2.42(1)        67
                        "Dogs" of Wall Street Portfolio Class 2
      7/9/01@-
      1/31/02          3,049      0.86+(1)       1.78+(1)       35
      1/31/03         10,735      0.84(1)        2.29(1)        67
                        "Dogs" of Wall Street Portfolio Class 3
      9/30/02@-
      1/31/03            569      0.92+(1)       1.91+(1)       67

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
     @  Inception of class.
   (1) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                       EXPENSES
                                                    ----------------------------------------------
                                                    11/98    1/99+    1/00    1/01    1/02    1/03
                                                    ----------------------------------------------
       "Dogs" of Wall Street Class 1............    0.92%+   0.85%    0.67%   0.72%   0.71%   0.69%
       "Dogs" of Wall Street Class 2............      --       --      --      --     0.86+   0.84
       "Dogs" of Wall Street Class 3............      --       --      --      --      --     0.92+

                                                            NET INVESTMENT INCOME (LOSS)
                                                  ------------------------------------------------
                                                  11/98    1/99+    1/00    1/01     1/02     1/03
                                                  ------------------------------------------------
       "Dogs" of Wall Street Class 1............  1.97%+   0.93%    2.11%    2.76%    2.22%   2.42%
       "Dogs" of Wall Street Class 2............    --       --      --        --     1.78+   2.29
       "Dogs" of Wall Street Class 3............    --       --      --        --       --    1.91+

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                    NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                  ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                  END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL       PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000'S)
      -----------------------------------------------------------------------------------------------------------------------------
                                                    Alliance Growth Portfolio Class 1
      11/30/98    $22.56      $ 0.07        $ 7.77         $ 7.84        $(0.06)        $(2.30)     $28.04      35.92%   $1,396,140
      1/31/99#     28.04          --          7.22           7.22            --             --       35.26      25.75     1,864,924
      1/31/00      35.26       (0.04)         4.46           4.42         (0.05)         (3.05)      36.58      14.09     2,875,413
      1/31/01      36.58       (0.04)        (3.40)         (3.44)           --          (4.94)      28.20     (10.17)    2,810,098
      1/31/02      28.20        0.04         (6.61)         (6.57)           --          (2.22)      19.41     (23.05)    1,928,115
      1/31/03      19.41        0.03         (5.87)         (5.84)        (0.04)            --       13.53     (30.08)    1,007,655
                                                    Alliance Growth Portfolio Class 2
      7/9/01@
      1/31/02      22.75       (0.01)        (1.12)         (1.13)           --          (2.22)      19.40      (4.67)       20,918
      1/31/03      19.40        0.01         (5.86)         (5.85)        (0.03)            --       13.52     (30.17)       42,038
                                                    Alliance Growth Portfolio Class 3
      9/30/02@
      1/31/03      14.17        0.01         (0.67)         (0.66)           --             --       13.51      (4.66)        2,490
                                                Goldman Sachs Research Portfolio Class 1
      7/3/00-
      1/31/01      10.00       (0.03)        (0.01)         (0.04)           --          (0.04)       9.92      (0.42)       39,903
      1/31/02       9.92       (0.04)        (3.09)         (3.13)           --             --        6.79     (31.55)       28,382
      1/31/03       6.79       (0.01)        (1.66)         (1.67)           --             --        5.12     (24.59)       23,828
                                                Goldman Sachs Research Portfolio Class 2
      7/9/01@
      1/31/02       8.11       (0.03)        (1.30)         (1.33)           --             --        6.78     (16.40)        2,049
      1/31/03       6.78       (0.02)        (1.65)         (1.67)           --             --        5.11     (24.63)        4,085
                                                Goldman Sachs Research Portfolio Class 3
      9/30/02@-
      1/31/03       4.90       (0.01)         0.22           0.21            --             --        5.11       4.29           119
                                           MFS Massachusetts Investors Trust Portfolio Class 1
      11/30/98     15.62        0.02          2.61           2.63         (0.12)         (2.76)      15.37      17.82       238,298
      1/31/99#     15.37        0.01          1.60           1.61            --             --       16.98      10.47       266,069
      1/31/00      16.98        0.10          0.11           0.21         (0.03)         (3.81)      13.35       1.77       337,222
      1/31/01      13.35        0.08          0.42           0.50         (0.08)            --       13.77       3.71       369,518
      1/31/02      13.77        0.08         (2.45)         (2.37)        (0.07)         (0.54)      10.79     (17.15)      323,404
      1/31/03      10.79        0.07         (2.43)         (2.36)        (0.08)            --        8.35     (21.88)      210,436
                                           MFS Massachusetts Investors Trust Portfolio Class 2
      7/9/01@
      1/31/02      12.10        0.02         (0.71)         (0.69)        (0.07)         (0.54)      10.80      (5.67)        5,674
      1/31/03      10.80        0.06         (2.44)         (2.38)        (0.07)            --        8.35     (22.04)       17,154
                                           MFS Massachusetts Investors Trust Portfolio Class 3
      9/30/02@-
      1/31/03       8.20        0.02          0.13           0.15            --             --        8.35       1.83         1,353

                                 RATIO OF NET
                  RATIO OF        INVESTMENT
                 EXPENSES TO   INCOME(LOSS) TO
       PERIOD    AVERAGE NET     AVERAGE NET      PORTFOLIO
        ENDED      ASSETS           ASSETS        TURNOVER
      ---------  ------------------------------------------
                     Alliance Growth Portfolio Class 1
      11/30/98      0.58%            0.27%            90%
      1/31/99#      0.63+           (0.01)+           11
      1/31/00       0.63            (0.11)            77
      1/31/01       0.64            (0.10)           101
      1/31/02       0.65             0.17             86
      1/31/03       0.65(3)          0.19(3)          51
                     Alliance Growth Portfolio Class 2
      7/9/01@
      1/31/02       0.81+           (0.10)+           86
      1/31/03       0.80(3)          0.07(3)          51
                     Alliance Growth Portfolio Class 3
      9/30/02@
      1/31/03       0.88+(3)         0.19+(3)         51
                  Goldman Sachs Research Portfolio Class 1
      7/3/00-
      1/31/01       1.35+(1)(2)      (0.54)+(1)(2)    115
      1/31/02       1.35(2)         (0.49)(2)        144
      1/31/03       1.35(2)     (0.21)(2)            198
                  Goldman Sachs Research Portfolio Class 2
      7/9/01@
      1/31/02       1.50+(2)        (0.75)+(2)       144
      1/31/03       1.50(2)     (0.37)(2)            198
                  Goldman Sachs Research Portfolio Class 3
      9/30/02@-
      1/31/03       1.60+(2)        (0.56)+(2)       198
                     MFS Massachusetts Investors Trust
                              Portfolio Class 1
      11/30/98      0.70             0.17            105
      1/31/99#      0.75+            0.38+            76
      1/31/00       0.75             0.66             64
      1/31/01       0.76             0.58             81
      1/31/02       0.78             0.66             82
      1/31/03       0.78(3)          0.73(3)          65
                     MFS Massachusetts Investors Trust
                              Portfolio Class 2
      7/9/01@
      1/31/02       0.93+            0.37+            82
      1/31/03       0.92(3)          0.62(3)          65
                     MFS Massachusetts Investors Trust
                              Portfolio Class 3
      9/30/02@-
      1/31/03       0.99+(3)         0.53+(3)         65

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
     @  Inception of class.
   (1) The ratios reflect an expense cap of 1.35% which is net of custody credits (0.01%) or waivers/reimbursements if applicable.
   (2) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                   EXPENSES
                                               ------------------------------------------------
                                               11/98    1/99     1/00    1/01+    1/02    1/03
                                               ------------------------------------------------
       Goldman Sachs Research Class 1........    --%      --%     --%    1.63%    1.49%   1.44%
       Goldman Sachs Research Class 2........    --       --      --       --     1.70+   1.58
       Goldman Sachs Research Class 3........    --       --      --       --      --     1.60+

                                                           NET INVESTMENT INCOME (LOSS)
                                               ----------------------------------------------------
                                               11/98    1/99     1/00     1/01+      1/02     1/03
                                               ----------------------------------------------------
       Goldman Sachs Research Class 1........    --%      --%       --%   (0.82)%    (0.63)%  (0.30)%
       Goldman Sachs Research Class 2........    --       --        --       --      (0.94)+  (0.44)
       Goldman Sachs Research Class 3........    --       --        --       --         --    (0.56)+

   (3) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Alliance Growth Portfolio would have been lower by 0.00%, 0.01% and 0.02% for Class 1,2 and 3, respectively.
        The ratio of expenses to average net assets for MFS
        Massachusetts Investors Trust Portfolio would have been lower by 0.02%, 0.02% and 0.02% for Class 1, 2 and 3, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ---------------------------------------------------------------------------------------------------------------------------
                                               Putnam Growth: Voyager Portfolio Class 1
      11/30/98    $19.15      $ 0.01        $ 4.15         $ 4.16        $(0.02)        $(3.08)     $20.21      22.56%   $398,863
      1/31/99#     20.21       (0.01)         3.33           3.32            --             --       23.53      16.43     494,813
      1/31/00      23.53       (0.02)         3.76           3.74         (0.01)         (0.78)      26.48      16.51     783,896
      1/31/01      26.48       (0.03)        (3.37)         (3.40)           --          (2.23)      20.85     (13.68)    732,943
      1/31/02      20.85        0.02         (5.39)         (5.37)           --          (0.59)      14.89     (25.71)    486,747
      1/31/03      14.89        0.03         (3.87)         (3.84)        (0.02)            --       11.03     (25.77)    271,199
                                               Putnam Growth: Voyager Portfolio Class 2
      7/9/01@-
      1/31/02      17.41          --         (1.94)         (1.94)           --          (0.59)      14.88     (11.09)      3,960
      1/31/03      14.88        0.01         (3.86)         (3.85)        (0.01)            --       11.02     (25.87)      8,977
                                               Putman Growth: Voyager Portfolio Class 3
      9/30/02@-
      1/31/03      10.88          --          0.14           0.14            --             --       11.02       1.29         577
                                                  Blue Chip Growth Portfolio Class 1
      7/5/00-
      1/31/01      10.00        0.06         (1.24)         (1.18)        (0.03)            --        8.79     (11.82)     15,801
      1/31/02       8.79        0.03         (2.20)         (2.17)           --             --        6.62     (24.64)     29,342
      1/31/03       6.62        0.01         (1.85)         (1.84)        (0.02)            --        4.76     (27.85)     20,303
                                                  Blue Chip Growth Portfolio Class 2
      7/9/01@-
      1/31/02       7.31          --         (0.69)         (0.69)           --             --        6.62      (9.41)      2,624
      1/31/03       6.62        0.00         (1.85)         (1.85)        (0.01)            --        4.76     (27.93)      7,681
                                                  Blue Chip Growth Portfolio Class 3
      9/30/02@-
      1/31/03       4.76        0.00          0.00           0.00            --             --        4.76       0.00         405
                                                     Real Estate Portfolio Class 1
      11/30/98     11.53        0.45         (1.93)         (1.48)        (0.16)         (0.01)       9.88     (13.04)     59,102
      1/31/99#      9.88        0.09         (0.36)         (0.27)           --             --        9.61      (2.73)     58,504
      1/31/00       9.61        0.39         (1.14)         (0.75)        (0.33)            --        8.53      (8.03)     53,766
      1/31/01       8.53        0.39          1.84           2.23         (0.36)            --       10.40      26.40      76,224
      1/31/02      10.40        0.56          0.16           0.72         (0.32)            --       10.80       7.12      85,794
      1/31/03      10.80        0.55         (0.18)          0.37         (0.28)            --       10.89       3.41      95,829
                                                     Real Estate Portfolio Class 2
      7/9/01@-
      1/31/02      11.04        0.37         (0.30)          0.07         (0.32)            --       10.79       0.78       1,726
      1/31/03      10.79        0.54         (0.19)          0.35         (0.27)            --       10.87       3.24      10,974
                                                     Real Estate Portfolio Class 3
      9/30/02@-
      1/31/03      10.93        0.19         (0.25)         (0.06)           --             --       10.87      (0.55)        829

                                 RATIO OF NET
                  RATIO OF        INVESTMENT
                 EXPENSES TO   INCOME (LOSS) TO
       PERIOD    AVERAGE NET     AVERAGE NET      PORTFOLIO
        ENDED      ASSETS           ASSETS        TURNOVER
      ---------  ------------------------------------------
                  Putnam Growth: Voyager Portfolio Class 1
      11/30/98      0.86%            0.09%            75%
      1/31/99#      0.86+           (0.19)+           10
      1/31/00       0.80            (0.09)            76
      1/31/01       0.79            (0.10)            84
      1/31/02       0.82             0.11             94
      1/31/03       0.86(2)          0.19(2)         120
                  Putnam Growth: Voyager Portfolio Class 2
      7/9/01@-
      1/31/02       0.99+           (0.05)+           94
      1/31/03       1.01(2)          0.09(2)         120
                  Putman Growth: Voyager Portfolio Class 3
      9/30/02@-
      1/31/03       1.09+(2)         0.00+(2)        120
                     Blue Chip Growth Portfolio Class 1
      7/5/00-
      1/31/01       0.85+(1)         1.06+(1)         81
      1/31/02       0.85(1)          0.36(1)         125
      1/31/03    0.85(1)             0.20(1)         103
                     Blue Chip Growth Portfolio Class 2
      7/9/01@-
      1/31/02       1.00+(1)        (0.01)+(1)       125
      1/31/03    1.00(1)             0.08(1)         103
                     Blue Chip Growth Portfolio Class 3
      9/30/02@-
      1/31/03       1.11+(1)        (0.05)+(1)       103
                       Real Estate Portfolio Class 1
      11/30/98      0.95             4.21             26
      1/31/99#      1.01+            5.63+             6
      1/31/00       0.92             4.24             61
      1/31/01       0.96             4.05             28
      1/31/02       0.92             5.32             62
      1/31/03       0.89             4.89             52
                       Real Estate Portfolio Class 2
      7/9/01@-
      1/31/02       1.07+            6.30+            62
      1/31/03       1.03             5.10             52
                       Real Estate Portfolio Class 3
      9/30/02@-
      1/31/03       1.12+            5.61+            52

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
     @  Inception of class
   (1) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                  EXPENSES
                                               -----------------------------------------------
                                               11/98    1/99    1/00    1/01+    1/02    1/03
                                               -----------------------------------------------
       Blue Chip Growth Class 1..............    --%     --%     --%    1.81%    1.16%   0.94%
       Blue Chip Growth Class 2..............    --      --      --       --     1.25+   1.06
       Blue Chip Growth Class 3..............    --      --      --       --      --     1.11%+

                                                          NET INVESTMENT INCOME (LOSS)
                                               --------------------------------------------------
                                               11/98    1/99     1/00     1/01+    1/02     1/03
                                               --------------------------------------------------
       Blue Chip Growth Class 1..............    --%       --%      --%    0.10%    0.05%    0.11%
       Blue Chip Growth Class 2..............    --        --       --       --    (0.26)+   0.02
       Blue Chip Growth Class 3..............    --        --       --       --       --    (0.05)+

   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Putnam Growth: Voyager Portfolio would have been lower by 0.01%, 0.02% and 0.02% for Class 1, 2 and 3, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ---------------------------------------------------------------------------------------------------------------------------
                                                 MFS Mid-Cap Growth Portfolio Class 1
      4/01/99-
      1/31/00     $10.00      $(0.01)       $ 5.84         $ 5.83        $   --         $(0.23)     $15.60      58.26%   $ 81,636
      1/31/01      15.60       (0.04)         3.76           3.72            --          (0.33)      18.99      23.97     367,523
      1/31/02      18.99       (0.03)        (6.58)         (6.61)           --          (2.38)      10.00     (34.93)    280,024
      1/31/03      10.00       (0.03)        (4.16)         (4.19)           --             --        5.81     (41.90)    123,948
                                                 MFS Mid-Cap Growth Portfolio Class 2
      7/9/01@
      1/31/02      15.37       (0.04)        (2.96)         (3.00)           --          (2.38)       9.99     (19.67)     11,418
      1/31/03       9.99       (0.03)        (4.16)         (4.19)           --             --        5.80     (41.94)     25,369
                                                 MFS Mid-Cap Growth Portfolio Class 3
      9/30/02@-
      1/31/03       5.47       (0.01)         0.33           0.32            --             --        5.79       5.85       2,406
                                                  Aggressive Growth Portfolio Class 1
      11/30/98     11.76        0.04          0.52           0.56            --             --       12.32       4.76     133,183
      1/31/99#     12.32          --          3.20           3.20            --             --       15.52      25.97     182,313
      1/31/00      15.52          --          8.59           8.59         (0.03)         (1.36)      22.72      60.62     450,073
      1/31/01      22.72        0.05         (3.09)         (3.04)           --          (1.96)      17.72     (14.88)    495,826
      1/31/02      17.72        0.03         (5.77)         (5.74)        (0.05)         (3.09)       8.84     (31.71)    293,084
      1/31/03       8.84       (0.02)        (2.13)         (2.15)        (0.02)(5)         --        6.67     (24.28)    156,449
                                                  Aggressive Growth Portfolio Class 2
      7/9/01@
      1/31/02      14.39       (0.02)        (2.39)         (2.41)        (0.05)         (3.09)       8.84     (15.94)      2,905
      1/31/03       8.84       (0.03)        (2.12)         (2.15)        (0.02)(5)         --        6.67     (24.37)      6,878
                                                  Aggressive Growth Portfolio Class 3
      9/30/02@-
      1/31/03       6.79       (0.01)        (0.11)         (0.12)           --             --        6.67      (1.77)        301

                                 RATIO OF NET
                  RATIO OF        INVESTMENT
                 EXPENSES TO   INCOME (LOSS) TO
       PERIOD    AVERAGE NET     AVERAGE NET      PORTFOLIO
        ENDED      ASSETS           ASSETS        TURNOVER
      ---------  ------------------------------------------
                    MFS Mid-Cap Growth Portfolio Class 1
      4/01/99-
      1/31/00        1.15%+(1)(3)      (0.13)%+(1)(3)   108%
      1/31/01        0.82(2)(3)      (0.20)(2)(3)    146
      1/31/02        0.82(3)        (0.25)(3)         96
      1/31/03        0.84(3)(4)      (0.48)(3)(4)    164
                    MFS Mid-Cap Growth Portfolio Class 2
      7/9/01@
      1/31/02        0.98+(3)       (0.61)+(3)        96
      1/31/03        1.00(3)(4)      (0.55)(3)(4)    164
                    MFS Mid-Cap Growth Portfolio Class 3
      9/30/02@-
      1/31/03        1.04+(3)(4)      (0.35)+(3)(4)    164
                    Aggressive Growth Portfolio Class 1
      11/30/98       0.83            0.32            268
      1/31/99#       0.82+           0.13+            29
      1/31/00        0.75            0.02            131
      1/31/01        0.70            0.23            263
      1/31/02        0.75            0.21            229
      1/31/03        0.77           (0.24)           150
                    Aggressive Growth Portfolio Class 2
      7/9/01@
      1/31/02        0.92+          (0.32)+          229
      1/31/03        0.92           (0.38)           150
                    Aggressive Growth Portfolio Class 3
      9/30/02@-
      1/31/03        0.99+          (0.46)+          150

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
     @  Inception of class.
   (1) The ratios reflect an expense cap of 1.15% which is net of custody credits (0.02%) or waivers/reimbursements if applicable.
   (2)  Gross of custody credits of 0.01%
   (3) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                          EXPENSES
                                    ----------------------------------------------------
                                    11/98    1/99+    1/00      1/01     1/02      1/03
                                    ----------------------------------------------------
       MFS Mid-Cap Growth Class
         1........................    --%      --%    1.19%+    0.82%    0.82%     0.84%
       MFS Mid-Cap Growth Class
         2........................    --       --      --        --     0.95+      1.00
       MFS Mid-Cap Growth Class
         3........................    --       --      --        --        --      1.04+

                                                NET INVESTMENT INCOME (LOSS)
                                    -----------------------------------------------------
                                    11/98    1/99+    1/00       1/01     1/02      1/03
                                    -----------------------------------------------------
       MFS Mid-Cap Growth Class
         1........................    --%      --%    (0.17)%+   (0.20)%  (0.25)%   (0.46)%
       MFS Mid-Cap Growth Class
         2........................    --       --        --         --    (0.61)+   (0.52)
       MFS Mid-Cap Growth Class
         3........................    --       --        --         --      --      (0.33)+

   (4) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for MFS Mid-Cap Growth Portfolio would have been lower by 0.02%, 0.03% and 0.02% for Class 1, 2 and 3, respectively.
   (5) Includes a tax return of capital of less than $0.01 per share.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                 Growth Opportunities Portfolio Class 1
      7/5/00-
      1/31/01      $10.00      $ 0.07        $(1.10)        $(1.03)       $(0.04)        $   --      $ 8.93     (10.30)%  $ 28,836
      1/31/02        8.93       (0.02)        (3.06)         (3.08)           --             --        5.85     (34.48)     33,797
      1/31/03        5.85       (0.03)        (2.32)         (2.35)           --             --        3.50     (40.17)     12,307
                                                 Growth Opportunities Portfolio Class 2
      7/9/01@-
      1/31/02        6.32       (0.02)        (0.46)         (0.48)           --             --        5.84      (7.58)      1,463
      1/31/03        5.84       (0.03)        (2.32)         (2.35)           --             --        3.49     (40.24)      3,260
                                                 Growth Opportunities Portfolio Class 3
      9/30/02@-
      1/31/03        3.33       (0.03)         0.19           0.16            --             --        3.49       4.80         305
                                                    Marsico Growth Portfolio Class 1
      12/29/00-
      1/31/01       10.00        0.01          0.53           0.54            --             --       10.54       5.40       5,596
      1/31/02       10.54        0.01         (1.74)         (1.73)           --          (0.02)       8.79     (16.35)     14,810
      1/31/03        8.79       (0.01)        (1.27)         (1.28)           --             --        7.51     (14.55)     43,872
                                                    Marsico Growth Portfolio Class 2
      7/9/01@-
      1/31/02        8.90       (0.02)        (0.07)         (0.09)           --          (0.02)       8.79      (0.97)      4,019
      1/31/03        8.79       (0.02)        (1.27)         (1.29)           --             --        7.50     (14.68)     17,930
                                                    Marsico Growth Portfolio Class 3
      9/30/02@-
      1/31/03        7.94          --         (0.45)         (0.45)           --             --        7.49      (5.67)      1,218
                                                      Technology Portfolio Class 1
      7/3/00-
      1/31/01       10.00       (0.04)        (2.80)         (2.84)           --             --        7.16     (28.40)     56,323
      1/31/02        7.16       (0.05)        (3.69)         (3.74)           --             --        3.42     (52.23)     40,156
      1/31/03        3.42       (0.03)        (1.60)         (1.63)           --             --        1.79     (47.66)     23,828
                                                      Technology Portfolio Class 2
      7/9/01@-
      1/31/02        4.04       (0.03)        (0.59)         (0.62)           --             --        3.42     (15.35)      2,312
      1/31/03        3.42       (0.03)        (1.60)         (1.63)           --             --        1.79     (47.66)      4,272
                                                      Technology Portfolio Class 3
      9/30/02@-
      1/31/03        1.53       (0.01)         0.27           0.26            --             --        1.79      16.99         360
                                                Small & Mid Cap Value Portfolio Class 2
      8/1/02@-
      1/31/03       10.00        0.02         (0.16)         (0.14)        (0.00)            --        9.86      (1.34)      5,375
                                                Small & Mid Cap Value Portfolio Class 3
      9/30/02@-
      1/31/03        9.22        0.01          0.63           0.64         (0.00)            --        9.86       6.98       2,618

                                  RATIO OF NET
                   RATIO OF        INVESTMENT
                  EXPENSES TO   INCOME (LOSS) TO
        PERIOD    AVERAGE NET     AVERAGE NET      PORTFOLIO
        ENDED       ASSETS           ASSETS        TURNOVER
      ----------  ------------------------------------------
                    Growth Opportunities Portfolio Class 1
      7/5/00-
      1/31/01         1.00%+(3)       1.16%+(3)        86%
      1/31/02         1.00(3)        (0.26)(3)        339
      1/31/03         1.00(3)        (0.62)(3)        243
                    Growth Opportunities Portfolio Class 2
      7/9/01@-
      1/31/02         1.15+(3)       (0.50)+(3)       329
      1/31/03         1.15(3)        (0.77)(3)        243
                    Growth Opportunities Portfolio Class 3
      9/30/02@-
      1/31/03         1.24+(3)       (0.80)+(3)       243
                       Marsico Growth Portfolio Class 1
      12/29/00-
      1/31/01         1.00+(1)(3)       0.73+(1)(3)     10
      1/31/02         1.00(2)(3)       0.12(2)(3)     128
      1/31/03         1.00(3)        (0.15)(3)        124
                       Marsico Growth Portfolio Class 2
      7/9/01@-
      1/31/02         1.15+(2)(3)      (0.37)+(2)(3)    128
      1/31/03         1.15(3)        (0.31)(3)        124
                       Marsico Growth Portfolio Class 3
      9/30/02@-
      1/31/03         1.18+(3)       (0.12)+(3)       124
                         Technology Portfolio Class 1
      7/3/00-
      1/31/01         1.49+          (0.93)+           98
      1/31/02         1.45           (1.23)           109
      1/31/03         1.50(4)        (1.36)(4)        135
                         Technology Portfolio Class 2
      7/9/01@-
      1/31/02         1.60+          (1.46)+          109
      1/31/03         1.66(4)        (1.51)(4)        135
                         Technology Portfolio Class 3
      9/30/02@-
      1/31/03         1.66+(4)       (1.52)+(4)       135
                   Small & Mid Cap Value Portfolio Class 2
      8/1/02@-
      1/31/03         1.65%+(3)       0.53%+(3)         7
                   Small & Mid Cap Value Portfolio Class 3
      9/30/02@-
      1/31/03         1.75%+(3)       0.41%+(3)         7

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
     @  Inception of class.
   (1) The ratios reflect an expense cap of 1.00% which is net of custody credits (0.44%) or waivers/reimbursements if applicable.
   (2) The ratios reflect an expense cap of 1.00% and 1.15% for Class 1 and Class 2, respectively, which are net of custody credits (0.01%) or waiver/reimbursements if applicable.
   (3) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                 EXPENSES
                                             -------------------------------------------------
                                             11/98    1/99+    1/00    1/01    1/02      1/03
                                             -------------------------------------------------
       Growth Opportunities Class 1........    --%      --%      --%   1.26%+  1.19%     1.07%
       Growth Opportunities Class 2........    --       --       --      --    1.31+     1.21
       Growth Opportunities Class 3........    --       --       --      --      --      1.24+
       Marsico Growth Class 1..............    --       --       --    4.73+   1.86(5)   1.04
       Marsico Growth Class 2..............    --       --       --      --    1.73+(5)  1.18
       Marsico Growth Class 3..............    --       --       --      --      --      1.27+
       Small & Mid Cap Value Class 2.......    --       --       --      --      --      4.54+
       Small & Mid Cap Value Class 3.......    --       --       --      --      --      5.62+

                                                         NET INVESTMENT INCOME (LOSS)
                                             ----------------------------------------------------
                                             11/98    1/99+    1/00    1/01     1/02        1/03
                                             ----------------------------------------------------
       Growth Opportunities Class 1........    --%       --%     --%    0.90%+  (0.44)%     (0.69)%
       Growth Opportunities Class 2........    --        --      --       --    (0.66)+     (0.83)
       Growth Opportunities Class 3........    --        --      --       --       --       (0.80)+
       Marsico Growth Class 1..............    --        --      --    (3.00)+  (0.73)(5)   (0.19)
       Marsico Growth Class 2..............    --        --      --       --    (0.96)+(5)  (0.34)
       Marsico Growth Class 3..............    --        --      --       --       --       (0.07)+
       Small & Mid Cap Value Class 2.......    --        --      --       --       --       (2.35)+
       Small & Mid Cap Value Class 3.......    --        --      --       --       --       (3.47)+

   (4) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Technology Portfolio would have been lower by 0.02%, 0.03% and 0.04% for Class 1, 2 and 3, respectively.
   (5)  Gross of custody credits of 0.01%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ----------------------------------------------------------------------------------------------------------------------------
                                           International Growth and Income Portfolio Class 1
      11/30/98     $10.41      $ 0.13        $ 0.86         $ 0.99        $(0.03)        $(0.06)     $11.31       9.58%   $128,344
      1/31/99#      11.31          --          0.40           0.40         (0.02)         (0.19)      11.50       3.56     142,497
      1/31/00       11.50        0.15          1.97           2.12         (0.45)         (0.89)      12.28      17.99     253,962
      1/31/01       12.28        0.12          0.36           0.48         (0.12)         (0.13)      12.51       3.95     342,114
      1/31/02       12.51        0.09         (3.05)         (2.96)        (0.03)         (0.45)       9.07     (23.67)    289,084
      1/31/03        9.07        0.09         (1.96)         (1.87)        (0.05)            --        7.15     (20.66)    177,883
                                           International Growth and Income Portfolio Class 2
      7/9/01@-
      1/31/02       10.48       (0.02)        (0.88)         (0.90)        (0.03)         (0.45)       9.10      (8.63)      4,964
      1/31/03        9.10        0.03         (1.92)         (1.89)        (0.04)            --        7.17     (20.78)     15,437
                                           International Growth and Income Portfolio Class 3
      9/30/02@-
      1/31/03        7.26       (0.03)        (0.06)         (0.09)           --             --        7.17      (1.24)      1,647
                                                   Global Equities Portfolio Class 1
      11/30/98      15.98        0.07          2.40           2.47         (0.19)         (1.36)      16.90      15.34     420,358
      1/31/99#      16.90          --          1.71           1.71            --             --       18.61      10.12     463,138
      1/31/00       18.61        0.06          4.00           4.06         (0.21)         (1.37)      21.09      23.67     632,495
      1/31/01       21.09       (0.03)        (1.91)         (1.94)        (0.03)         (1.59)      17.53      (9.29)    650,067
      1/31/02       17.53        0.02         (4.90)         (4.88)        (0.01)         (2.15)      10.49     (27.72)    409,626
      1/31/03       10.49        0.02         (2.64)         (2.62)           --             --        7.87     (24.98)    221,301
                                                   Global Equities Portfolio Class 2
      7/9/01@-
      1/31/02       13.81       (0.02)        (1.15)         (1.17)        (0.01)         (2.15)      10.48      (8.38)      3,562
      1/31/03       10.48          --         (2.63)         (2.63)           --             --        7.85     (25.10)      9,083
                                                   Global Equities Portfolio Class 3
      9/30/02@-
      1/31/03        7.76       (0.01)         0.09           0.08            --             --        7.84       1.03         265
                                          International Diversified Equities Portfolio Class 1
      11/30/98      11.33        0.15          1.93           2.08         (0.40)         (0.15)      12.86      18.33     354,174
      1/31/99#      12.86       (0.01)         0.22           0.21            --             --       13.07       1.63     373,785
      1/31/00       13.07        0.13          1.91           2.04         (0.21)         (0.08)      14.82      15.85     464,988
      1/31/01       14.82        0.11         (1.91)         (1.80)        (0.12)         (2.14)      10.76     (12.71)    422,009
      1/31/02       10.76        0.07         (2.94)         (2.87)           --          (0.65)       7.24     (27.07)    309,703
      1/31/03        7.24        0.07         (2.13)            --            --             --        5.18     (28.45)    156,911
                                          International Diversified Equities Portfolio Class 2
      7/9/01@-
      1/31/02        8.97       (0.02)        (1.08)         (1.10)           --          (0.65)       7.22     (12.87)      5,381
      1/31/03        7.22        0.03         (2.09)         (2.06)           --             --        5.16     (28.43)      8,619
                                          International Diversified Equities Portfolio Class 3
      9/30/02@-
      1/31/03        5.49          --         (0.33)         (0.33)           --             --        5.16      (6.01)      2,480

                                  RATIO OF NET
                   RATIO OF        INVESTMENT
                  EXPENSES TO   INCOME (LOSS) TO
        PERIOD    AVERAGE NET     AVERAGE NET      PORTFOLIO
        ENDED       ASSETS           ASSETS        TURNOVER
      ----------  ------------------------------------------
                  International Growth and Income Portfolio
                                   Class 1
      11/30/98        1.46%           1.12%            51%
      1/31/99#        1.46+          (0.10)+           10
      1/31/00         1.21            1.16             75
      1/31/01         1.18            0.95             80
      1/31/02         1.20            0.84            148
      1/31/03         1.22            1.08            264
                  International Growth and Income Portfolio
                                    Class 2
      7/9/01@-
      1/31/02         1.37+          (0.45)+          148
      1/31/03         1.40            0.44            264
                  International Growth and Income Portfolio
                                    Class 3
      9/30/02@-
      1/31/03         1.83+          (1.18)+          264
                      Global Equities Portfolio Class 1
      11/30/98        0.88            0.46             92
      1/31/99#        0.86+          (0.04)+           12
      1/31/00         0.84            0.30             94
      1/31/01         0.84           (0.15)            93
      1/31/02         0.87            0.14             75
      1/31/03         0.93(1)         0.19(1)          71
                      Global Equities Portfolio Class 2
      7/9/01@-
      1/31/02         1.05+          (0.33)+           75
      1/31/03         1.08(1)         0.00(1)          71
                      Global Equities Portfolio Class 3
      9/30/02@-
      1/31/03         1.16+(1)       (0.30)+(1)        71
                      International Diversified Equities
                               Portfolio Class 1
      11/30/98        1.26            1.18             40
      1/31/99#        1.26+          (0.43)+            7
      1/31/00         1.22            0.95             65
      1/31/01         1.21            0.89             72
      1/31/02         1.23            0.84             29
      1/31/03         1.22            0.97             48
                      International Diversified Equities
                               Portfolio Class 2
      7/9/01@-
      1/31/02         1.42+          (0.58)+           29
      1/31/03         1.33            0.53             48
                      International Diversified Equities
                               Portfolio Class 3
      9/30/02@-
      1/31/03         1.33+          (0.29)+           48

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reductions.
     # The Portfolio changed its fiscal year end from November 30 to January 31.
     +  Annualized.
     @  Inception of class.
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower by 0.00%, 0.01% and 0.02% for Class 1, 2 and 3, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   Emerging Markets Portfolio Class 1
      11/30/98     $ 8.03      $ 0.04        $(1.78)        $(1.74)       $(0.07)        $   --       6.22     (21.86)%   $ 31,685
      1/31/99#       6.22        0.01            --           0.01         (0.01)            --       6.22       0.20       32,708
      1/31/00        6.22       (0.03)         4.81           4.78            --             --      11.00      76.86      102,740
      1/31/01       11.00       (0.02)        (2.95)         (2.97)        (0.06)         (0.16)      7.81     (26.87)      96,507
      1/31/02        7.81        0.03         (0.95)         (0.92)        (0.02)         (0.08)      6.79     (11.49)      82,624
      1/31/03        6.79        0.02         (0.74)         (0.72)        (0.02)(4)         --       6.05     (10.63)      63,377
                                                   Emerging Markets Portfolio Class 2
      7/9/01@-
      1/31/02        6.62       (0.02)         0.29           0.27         (0.02)         (0.08)      6.79       4.38          717
      01/31/03       6.79          --         (0.73)         (0.73)        (0.01)(4)         --       6.05     (10.71)       3,164
                                                   Emerging Markets Portfolio Class 3
      9/30/02@-
      1/31/03        5.70       (0.02)         0.37           0.35            --             --       6.05       6.14          276
                                                    Foreign Value Portfolio Class 2
      8/1/02@-
      1/31/03       10.00       (0.03)        (0.83)         (0.86)        (0.03)(3)         --       9.11      (8.57)       5,888
                                                    Foreign Value Portfolio Class 3
      9/30/02@-
      1/31/03        9.20       (0.03)        (0.03)         (0.06)        (0.03)(3)         --       9.11      (0.64)       4,099

                                RATIO OF NET
                   RATIO OF      INVESTMENT
                  EXPENSES TO      INCOME
                    AVERAGE      (LOSS) TO
        PERIOD        NET       AVERAGE NET    PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    Emerging Markets Portfolio Class 1
      11/30/98       1.90%(2)       0.61%(2)       96%
      1/31/99#       1.90+(2)       0.60+(2)       22
      1/31/00        1.90(1)(2)    (0.41)(1)(2)    145
      1/31/01        1.57(2)       (0.22)(2)      125
      1/31/02        1.53(2)        0.51(2)       113
      1/31/03        1.53(2)        0.43(2)       118
                    Emerging Markets Portfolio Class 2
      7/9/01@-
      1/31/02        1.70+(2)      (0.56)+(2)     113
      01/31/03       1.74(2)        0.05(2)       118
                    Emerging Markets Portfolio Class 3
      9/30/02@-                    (0.56)
      1/31/03        2.12+(2)           +(2)      118
                     Foreign Value Portfolio Class 2
      8/1/02@-
      1/31/03        1.95+(2)      (0.63)+(2)       1
                     Foreign Value Portfolio Class 3
      9/30/02@-
      1/31/03        2.05+(2)      (1.04)+(2)       1

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year end from November to January 31.
     +  Annualized.
     @  Inception of class.
   (1) The ratios reflect an expense cap of 1.90% which is net of custody credits (0.01%) or waiver/reimbursement if applicable.
   (2) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                      EXPENSES
                                                 --------------------------------------------------
                                                 11/98    1/99+    1/00    1/01     1/02      1/03
                                                 --------------------------------------------------
       Emerging Markets Class 1..............    2.01%    2.29%    1.91%   1.57%     1.53%    1.53%
       Emerging Markets Class 2..............      --       --       --      --      1.70+    1.74
       Emerging Markets Class 3..............      --       --       --      --        --     2.12+
       Foreign Value Class 2.................      --       --       --      --        --     4.72+
       Foreign Value Class 3.................      --       --       --      --        --     6.21+

                                                           NET INVESTMENT INCOME (LOSS)
                                               ----------------------------------------------------
                                               11/98    1/99+    1/00     1/01      1/02      1/03
                                               ----------------------------------------------------
       Emerging Markets Class 1..............  0.50%     0.21%   (0.42)%  (0.22)%    0.51%     0.43%
       Emerging Markets Class 2..............    --        --       --       --     (0.56)+   0.0 5
                                                                                               (0.5
       Emerging Markets Class 3..............    --        --       --       --        --       6)+
       Foreign Value Class 2.................    --        --       --       --        --     (3.40)+
       Foreign Value Class 3.................    --        --       --       --        --     (5.20)+

   (3)  Includes a tax return of capital of $0.03 per share.
   (4) Includes a tax return of capital of less than $0.01 per share.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238

                       STATEMENT OF ADDITIONAL INFORMATION

                             SUNAMERICA SERIES TRUST

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectuses (Class 1, Class 2 and Class 3) of SunAmerica Series Trust ("Trust"), each dated May 1, 2003. This Statement of Additional Information ("SAI") incorporates the Prospectuses by reference. The Trust's audited financial statements with respect to the fiscal year ended January 31, 2003 are incorporated into this Statement of Additional Information by reference to its 2003 annual report to shareholders. You may request a copy of the Prospectuses and/or annual report at no charge by calling (800) 445-SUN2 or writing the Trust at the address below. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectuses.

                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299
                                 (800) 445-SUN2

                                   May 1, 2003

                                TABLE OF CONTENTS


THE TRUST..................................................................................................................     4
INVESTMENT OBJECTIVES AND POLICIES.........................................................................................     5
SUPPLEMENTAL INVESTMENT/RISK CHARTS........................................................................................     5
FIXED INCOME PORTFOLIOS....................................................................................................     5
BALANCED OR ASSET ALLOCATION PORTFOLIOS....................................................................................     6
EQUITY PORTFOLIOS..........................................................................................................     6
SUPPLEMENTAL GLOSSARY......................................................................................................    10
 SHORT-TERM INVESTMENTS....................................................................................................    10
    MONEY MARKET SECURITIES...............................................................................................     10
    COMMERCIAL BANK OBLIGATIONS...........................................................................................     11
    SAVINGS ASSOCIATIONS OBLIGATIONS......................................................................................     11
    COMMERCIAL PAPER......................................................................................................     11
    EXTENDABLE COMMERCIAL NOTES ("ECNs")..................................................................................     11
    VARIABLE AMOUNT MASTER DEMAND NOTES...................................................................................     11
    CORPORATE BONDS AND NOTES.............................................................................................     12
    GOVERNMENT SECURITIES.................................................................................................     12
    REPURCHASE AGREEMENTS.................................................................................................     12
    MONEY MARKET FUNDS....................................................................................................     12
 MORTGAGE-BACKED SECURITIES...............................................................................................     12
    GNMA CERTIFICATES.....................................................................................................     13
    FHLMC CERTIFICATES....................................................................................................     13
    GMCs..................................................................................................................     13
    FNMA CERTIFICATES.....................................................................................................     13
    COLLATERIZED MORTGAGE OBLIGATIONS ("CMOs")............................................................................     14
    STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS")..........................................................................     14
ASSET-BACKED SECURITIES....................................................................................................    15
CUSTODIAL RECEIPTS AND TRUST CERTIFICATES..................................................................................    15
MUNICIPAL BONDS............................................................................................................    16
U.S. TREASURY INFLATION PROTECTION SECURITIES..............................................................................    16
LOAN PARTICIPATIONS AND ASSIGNMENTS........................................................................................    16
SHORT SALES................................................................................................................    17
COLLATERALIZED BOND OBLIGATIONS (CBOs).....................................................................................    17
INVERSE FLOATERS...........................................................................................................    17
EXCHANGE TRADED FUNDS......................................................................................................    18
ILLIQUID SECURITIES........................................................................................................    18
CURRENCY VOLATILITY........................................................................................................    19
DERIVATIVES................................................................................................................    19
REITS......................................................................................................................    19
FLOATING RATE OBLIGATIONS..................................................................................................    19
WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES................................................................................    19
HYBRID INSTRUMENTS.........................................................................................................    20
OTHER INVESTMENT COMPANIES.................................................................................................    21
    iSHARES................................................................................................................    21
    SPDRs..................................................................................................................    22
INTEREST-RATE SWAPS, MORTGAGE SWAPS, CREDIT SWAPS, CURRENCY SWAPS, OPTIONS ON SWAPS AND INTEREST RATE CAPS, FLOORS AND
COLLARS....................................................................................................................    22
TOTAL RETURN SWAPS.........................................................................................................    23
EQUITY SWAPS...............................................................................................................    23
INTERFUND BORROWING AND LENDING PROGRAM....................................................................................    23
SECURITIES LENDING.........................................................................................................    23

BORROWING..................................................................................................................    24
REVERSE REPURCHASE AGREEMENTS..............................................................................................    24
ROLL TRANSACTIONS..........................................................................................................    24
SECTOR RISK................................................................................................................    25
STANDBY COMMITMENTS........................................................................................................    25
VALUE INVESTING............................................................................................................    25
WARRANTS...................................................................................................................    25
NON-DIVERSIFIED STATUS.....................................................................................................    25
ADRS, GDRS AND EDRS........................................................................................................    25
BRADY BONDS................................................................................................................    26
OPTIONS AND FUTURES........................................................................................................    26
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS................................................................................    30
CURRENCY BASKET............................................................................................................    32
NEWLY DEVELOPED SECURITIES.................................................................................................    32
SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE...................................................................    32
SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD, HIGH-RISK BONDS AND SECURITIES RATINGS.....................................    33
SUPPLEMENTAL INFORMATION CONCERNING UTILITY COMPANIES......................................................................    36
INVESTMENT RESTRICTIONS....................................................................................................    37
TRUST OFFICERS AND TRUSTEES................................................................................................    40
TRUSTEE OWNERSHIP OF FUND SHARES...........................................................................................    42
INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT...............................................................................    43
 ADVISORY FEES.............................................................................................................    47
PERSONAL SECURITIES TRADING................................................................................................    48
SUBADVISORY AGREEMENTS.....................................................................................................    48
 SUBADVISORY FEES..........................................................................................................    51
DISTRIBUTION AGREEMENT.....................................................................................................    53
RULE 12B-1 PLANS...........................................................................................................    53
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES.................................................................................    55
PERFORMANCE DATA...........................................................................................................    57
SHARES OF THE TRUST........................................................................................................    62
PRICE OF SHARES............................................................................................................    63
EXECUTION OF PORTFOLIO TRANSACTIONS........................................................................................    64
FINANCIAL STATEMENTS.......................................................................................................    71
GENERAL INFORMATION........................................................................................................    71
APPENDIX...................................................................................................................    72

                                    THE TRUST

         The Trust, organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. The Trust is composed of 33 separate portfolios (each, a "Portfolio"). Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts, and may be sold to fund variable life insurance policies in the future.

         Shares of the Trust are held by separate accounts of AIG SunAmerica Life Assurance Company (formerly Anchor National Life Insurance Company), an Arizona corporation, First SunAmerica Life Insurance Company, a New York corporation, AIG Life Insurance Company, a Delaware corporation, American International Life Assurance Company of New York, a New York corporation and American General Life Insurance Company, a Texas corporation. AIG SunAmerica Life Assurance Company and First SunAmerica Life Insurance Company are wholly-owned subsidiaries of SunAmerica Life Insurance Company, an Arizona corporation, which is a wholly-owned subsidiary of SunAmerica Inc., a Delaware corporation, which in turn is a wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation. AIG Life Insurance Company, American International Life Assurance Company of New York and American General Life Insurance Company are indirect wholly-owned subsidiaries of AIG (see "Account Information" in the Prospectuses). The life insurance companies listed above are collectively referred to as the "Life Companies."

         The Trust commenced operations on February 9, 1993 with the Cash Management, High-Yield Bond, Growth-Income, Alliance Growth, Growth/Phoenix Investment Counsel, Provident Growth and the Global Equities Portfolios. The Fixed Income, Global Bond and Asset Allocation Portfolios commenced operations on July 1, 1993. The Trustees subsequently approved the addition of the following Portfolios: (a) Balanced/Phoenix Investment Counsel, International Diversified Equities, Worldwide High Income, and Venture Value Portfolios which commenced operations on October 21, 1994; (b) SunAmerica Balanced, Aggressive Growth, Federated Value, and Federated Utility Portfolios which commenced operations on June 1, 1996; (c) Emerging Markets, International Growth and Income, and Real Estate Portfolios which commenced operations on April 7, 1997;
(d) "Dogs" of Wall Street Portfolio which commenced operations on February 1, 1998; (e) Equity Income, Equity Index, and Small Company Value Portfolios which commenced operations on September 1, 1998; (f) the MFS Mid-Cap Growth Portfolio which commenced operations on April 1, 1999; (g) Goldman Sachs Research, Blue Chip Growth, Growth Opportunities and Technology Portfolios which commenced operations on July 5, 2000; (h) Marsico Growth Portfolio which commenced operations on December 29, 2000; and (i) Foreign Value and Small & Mid Cap Value Portfolios which commenced operations on August 1, 2002. Effective January 12, 1999, the Trust's fiscal year end changed from November 30 to January 31.

         The Trustees approved the renaming of the following Portfolios: (a) Fixed Income Portfolio to Corporate Bond Portfolio effective June 1, 1996; (b) Federated Utility Portfolio to Utility Portfolio effective June 3, 1996; (c) Provident Growth Portfolio to Putnam Growth Portfolio effective April 7, 1997;
(d) the Growth/Phoenix Investment Counsel Portfolio and Balanced/Phoenix Investment Counsel Portfolio to MFS Growth and Income Portfolio and MFS Total Return Portfolio, respectively, effective January 1, 1999; (e) Venture Value Portfolio to Davis Venture Value Portfolio, effective April 10, 2000; (f) Utility Portfolio to Telecom Utility Portfolio effective July 5, 2000; (g) Federated Value Portfolio to Federated American Leaders Portfolio effective May 1, 2003; (h) MFS Growth and Income Portfolio to MFS Massachusetts Investors Trust effective May 1, 2003; and (i) Putnam Growth Portfolio to Putnam Growth:
Voyager effective May 1, 2003.

         AIG SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser") serves as investment adviser and manager for the Trust. As described in the Prospectuses, SAAMCo retains Alliance Capital Management L.P. ("Alliance"), Banc of America Capital Management, LLC ("BACAP"), Davis Selected Advisers L.P. d/b/a Davis Advisors ("Davis"), Federated Investment Counseling ("Federated"), Franklin Advisory Services, LLC ("Franklin"), Goldman Sachs Asset Management, L.P. ("GSAM"), Goldman Sachs Asset Management International ("GSAM-International"), Marsico Capital Management, LLC ("Marsico"), Massachusetts Financial Services Company ("MFS"), Morgan Stanley Investment Management Inc. d/b/a Van Kampen ("Van Kampen"), Putnam Investment Management Inc. ("Putnam"), Templeton Investment Counsel, LLC ("Templeton"), U.S. Bancorp Asset Management, Inc. ("USBAM") and WM Advisors, Inc. ("WMA") (each a "Subadviser," and collectively, the "Subadvisers") to act as Subadvisers to certain of the Trust's Portfolios pursuant to various Subadvisory Agreements with SAAMCo.

         On May 22, 2001, the Board of Trustees, including a majority of independent Trustees as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust (the "Independent Trustees"), approved the creation of Class B shares and the renaming of all issued and outstanding shares as Class A shares. On July 31, 2002 the Board of Trustees, including a majority of the Independent Trustees, approved the creation of Class 3 shares and the renaming of Classes A and B shares to Classes 1 and 2, respectively. Each class of shares of each Portfolio are offered only in connection with certain variable contracts and variable life insurance polices ("Variable Contracts"). Class 2 and 3 shares of a given Portfolio are identical in all respects to Class 1 shares of the same Portfolio, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service and distribution fees, while Class 1 shares are subject only to distribution fees; (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 2 and 3 shares and (iv) Class 1 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares. The Board of Trustees may establish additional portfolios or classes in the future.

                       INVESTMENT OBJECTIVES AND POLICIES

         The investment goal and principal investment strategy for each of the Portfolios, along with certain types of investments the Portfolios make under normal market conditions and for efficient portfolio management, are described under "Trust Highlights" and "More Information About the Portfolios - Investment Strategies" in the Prospectuses. The following charts and information supplement the information contained in the Prospectuses and also provide information concerning investments the Portfolios make on a periodic basis which includes infrequent investments or investments in which the Portfolios reserve the right to invest. We have also included a supplemental glossary to define investment and risk terminology used in the charts below that does not otherwise appear in the Prospectuses under the section entitled "Glossary." In addition, the supplemental glossary also provides additional and/or more detailed information about certain investment and risk terminology that appears in the Prospectuses under the section entitled "Glossary." Unless otherwise indicated, investment restrictions, including percentage limitations, are based on the net assets of each Portfolio and apply at the time of purchase. We will notify shareholders at least 60 days prior to any change to a Portfolio's investment goal or 80% investment policy, if applicable. "Net assets" will take into account borrowing for investment purposes.

                       SUPPLEMENTAL INVESTMENT/RISK CHARTS

                             FIXED INCOME PORTFOLIOS

                    CASH MANAGEMENT     CORPORATE BOND      GLOBAL BOND     HIGH-YIELD BOND           WORLDWIDE HIGH INCOME
In what other       - Borrowing for  - Hybrid                   N/A      - Options and          - U.S. government
types of              temporary or     instruments                         futures                securities
investment may the    emergency      - Warrants and rights               - Hybrid instruments   - Loan participations
Portfolio             purposes         (up to 10%)                       - CBOs                 - ADRs, EDRs and GDRs
periodically          (up to 5%)     - Dollar rolls                      - Warrants and rights  - Preferred stocks
invest?             - Illiquid       - Firm                                (up to 10%)          - Rights and warrants (up to 10%)
                      securities       commitment                        - Reverse repurchase   - Registered
                      (up to 10%)      agreements                          agreements             investment companies
                    - Registered     - Interest                                                 - Reverse repurchase
                      investment       rate swaps,                                                agreements
                      companies        caps,                                                    - Short-term
                                       floors and                                                 investments
                                       collars                                                  - Convertible
                                     - Total return swaps                                         securities
                                     - Registered                                               - Pass-through
                                       investment                                                 securities
                                       companies                                                - Junk bonds
                                     - Reverse repurchase                                         (up to 100%)
                                       agreements
                                     - REITs
                                     - Currency
                                       transactions
                                     - Junk bonds
                                       (up to 35%)
                                     - Derivatives

                       CASH MANAGEMENT      CORPORATE BOND       GLOBAL BOND   HIGH-YIELD BOND  WORLDWIDE HIGH INCOME
What other types      - Credit quality  - Foreign               - Emerging     - Currency          - Prepayment
of risks may                              exposure                markets        volatility        - Credit quality
potentially or                          - Hedging               - Illiquidity  - Foreign
periodically                            - Active                - Prepayment     exposure
affect the                                trading                              - Illiquidity
Portfolio?                              - Illiquidity                          - Active
                                        - Prepayment                             trading
                                        - Emerging                             - Emerging
                                          markets                                markets
                                        - Currency
                                          volatility
                                        - Real estate industry
                                        - Credit quality

                     BALANCED OR ASSET ALLOCATION PORTFOLIOS

                             SUNAMERICA BALANCED            MFS TOTAL RETURN            ASSET ALLOCATION
In what other types    - Junk bonds (up to 10%)         - Defensive investments    - Borrowing for temporary
of investment may      - Reverse repurchase agreements  - Borrowing for              or emergency purposes
the Portfolio                                             temporary or               (up to 33 1/3%)
periodically invest?                                      emergency purposes
                                                          (up to 33 1/3%)
                                                        - Illiquid
                                                          securities
                                                          (up to 15%)

What other types       - Emerging markets               - Illiquidity              - Prepayment
of risks may                                            - Currency                 - Emerging markets
potentially or                                            volatility               - Illiquidity
periodically affect                                     - Emerging markets
the Portfolio?

                                EQUITY PORTFOLIOS

                       TELECOM          EQUITY   EQUITY INDEX   GROWTH-INCOME        FEDERATED AMERICAN            DAVIS VENTURE
                       UTILITY          INCOME                                            LEADERS                      VALUE
In what other   - U.S. government      - Junk         N/A      - Short sales   - U.S.                          - Equity securities
types of          securities             bonds                 - Convertible     government                    - Small cap stocks
investment may  - Junk Bonds             (up to                  securities      securities                    - Fixed income
the Portfolio   - Warrants               20%)                  - Warrants      - Corporate                       securities:
periodically    - Rights                                       - Preferred       bonds                         - investment
invest?         - Foreign securities                             stocks        - Fixed                           grade
                - Zero coupon                                  - Illiquid        income                          corporate bonds
                  bonds                                          securities      securities: investment grade  - Options
                - Deferred interest                              (up to 15%)   - Preferred                     - Illiquid
                  bonds                                        - Currency        stocks                          securities
                - Pay-in-kind bonds                              transactions  - Small-cap                       (up to 15%)
                - Firm commitment                                                stocks                        - Registered
                  agreements                                                   - Reverse repurchase              investment
                - Reverse                                                        agreements                      companies
                  repurchase                                                   - Warrants                        (up to 10%)
                  agreements                                                   - Illiquid                      - Currency
                - When-issued and                                                securities                      transactions
                  delayed delivery                                               (up to 15%)                   - Borrowing for
                  transactions                                                 - Registered                      temporary or
                - Illiquid securities                                            investment                      emergency
                  (up to 15%)                                                    companies                       purposes
                - Registered                                                   - Firm                            (up to 33 1/3%)
                  investment                                                     commitment
                  companies                                                      agreements
                                                                               - When-issued
                                                                                 and
                                                                                 delayed
                                                                                 delivery
                                                                                 transactions
                                                                               - REITs
                                                                               - Zero
                                                                                 coupon
                                                                                 bonds

                      TELECOM          EQUITY     EQUITY INDEX  GROWTH-INCOME  FEDERATED AMERICAN    DAVIS VENTURE
                      UTILITY          INCOME                                       LEADERS              VALUE
                                                                                 - Convertible
                                                                                   securities
                                                                                 - Deferred
                                                                                   interest
                                                                                   bonds
                                                                                 - Rights

What other      - Securities        - Foreign     - Foreign     - Small          - Securities      - Foreign exposure
types of          selection           exposure      exposure      companies        selection       - Hedging
risks may       - Derivatives       - Currency    - Currency    - Foreign        - Derivatives     - Illiquidity
potentially or  - Foreign exposure    volatility    volatility    exposure       - Foreign         - Interest rate
periodically    - Hedging           - Emerging    - Emerging    - Currency         exposure          fluctuations
affect the      - Active trading      markets       markets       volatility     - Hedging         - Currency
Portfolio?      - Credit quality    - Credit                    - Emerging       - Active            volatility
                - Interest            quality                     markets          trading         - Emerging
                  rate                                                           - Credit            markets
                  fluctuations                                                     quality
                - Illiquidity                                                    - Illiquidity
                - Real estate                                                    - Emerging
                  industry                                                         markets
                - Small and medium                                               - Small and
                  sized companies                                                  medium
                - Emerging markets                                                 sized
                - Value investing                                                  companies
                - Currency                                                       - Real
                  volatility                                                       estate
                                                                                   industry
                                                                                 - Value
                                                                                   investing
                                                                                 - Sector
                                                                                   risk
                                                                                 - Currency
                                                                                   volatility

                  "DOGS" OF WALL        ALLIANCE           GOLDMAN SACHS     MFS MASSACHUSETTS
                      STREET             GROWTH              RESEARCH         INVESTORS TRUST   MARSICO GROWTH
In what other     - Illiquid      - Short sales        - Zero coupon bonds   - Illiquid          - Securities
types of            securities    - Convertible                                securities (up      lending
investments may     (up to 15%)     securities         - Defensive             to 15%)             (up to
the Portfolio                     - Illiquid             investments         - Defensive           33 1/3%)
periodically                        securities         - Illiquid              Investments       - REITS
invest?                             (up to 15%)          securities          - Borrowing for     - Registered
                                  - Forward              (up to 15%)           temporary or        investment
                                    commitments        - Options on            emergency           companies
                                  - Currency             foreign currencies    purposes (up to
                                    transactions                               33 1/3%)
                                  - Junk
                                    bonds (up to 10%)

What other types      N/A         - Foreign            - IPO investing       - Illiquidity       - Derivatives
of risks may                        exposure           - Emerging markets    - Foreign           - Currency
potentially or                    - Currency                                   Exposure            volatility
periodically                        volatility                               - Currency          - Emerging
affect the                        - Emerging                                   Volatility          markets
Portfolio?                          markets                                  - Emerging          - Illiquidity
                                  - Small                                      Markets
                                    companies
                                  - Credit
                                    quality

                             PUTNAM
                             GROWTH:                                                    SMALL COMPANY
                             VOYAGER         BLUE CHIP GROWTH      REAL ESTATE              VALUE
In what other types of  - Illiquid          - Illiquid          - Fixed income      - Junk bonds
investment may the        securities          securities          securities:         (up to 5%)
Portfolio periodically    (up to 15%)         (up to 15%)         investment
invest?                 - Convertible       - Fixed               grade
                          securities          income            - Corporate bonds
                        - Junk bonds          securities        - Options
                          (up to 10%)                           - Registered
                                                                  investment
                                                                  companies
                                                                - Securities
                                                                  lending
                                                                - Illiquid
                                                                  securities
                                                                  (up to 15%)
                                                                - Currency
                                                                  transactions
                                                                - Borrowing for
                                                                  temporary or
                                                                  emergency
                                                                  purposes
                                                                  (up to 33 1/3%)

What other types        - Small companies   - Interest rate     - Foreign exposure  - Small companies
of risks may            - Foreign exposure    fluctuations      - Hedging           - Foreign exposure
potentially             - Currency          - Small sized       - Illiquidity       - Currency volatility
or periodically affect    volatility          companies         - Interest rate     - Emerging markets
the Portfolio?          - Emerging markets  - Illiquidity         fluctuations      - Credit quality
                        - Credit quality    - Foreign exposure  - Credit            - Illiquidity
                        - Illiquidity       - Currency            quality
                                              volatility        - Currency
                                            - Derivatives         volatility
                                            - Hedging           - Emerging
                                            - Emerging            markets
                                              markets           - Utility
                                            - Utility             industry
                                              companies

                            MFS MID-CAP
                              GROWTH                 AGGRESSIVE GROWTH         GROWTH OPPORTUNITIES         TECHNOLOGY
In what other types of  - Illiquid            - U.S. government                - Borrowing for        - Fixed income
investment may the        securities            securities                       temporary or           securities
Portfolio periodically    (up to 15%)         - Corporate debt                   emergency purposes   - U.S.
invest?                 - Defensive             instruments                      (up to 33 1/3%)        government
                          investments         - Preferred                      - Illiquid               securities
                        - Borrowing for         stocks                           securities           - Corporate debt
                          temporary or        - Rights                           (up to 15%)            instruments
                          emergency purposes  - Defensive                      - Foreign securities   - Currency
                          (up to 33 1/3%)       investments                                             transactions
                        - Junk bonds          - Foreign                                               - Forward commitments
                          (up to 10%)           securities                                            - Borrowing for
                                              - Reverse repurchase agreements                           temporary or
                                              - Forward                                                 emergency purposes
                                                commitments                                             (up to 33 1/3%)
                                              - Currency                                              - Short-term
                                                transactions                                            investments
                                              - Securities                                            - Defensive
                                                lending                                                 Investments
                                                (up to 33 1/3%)                                       - Registered
                                              - REITs                                                   investment companies
                                              - Registered
                                                investment
                                                companies
                                              - Firm commitment
                                                agreements
                                              - When-issued and
                                                delayed
                                                delivery
                                                transactions
                                              - Options and
                                                futures

What other types        - Credit quality      - Market                         - Foreign exposure     - Interest rate
of risks may            - Currency              Volatility                     - Currency volatility    fluctuations
potentially               volatility          - Illiquidity                    - Emerging markets     - Illiquidity
or periodically affect  - Illiquidity         - Interest rate                  - Illiquidity          - Currency volatility
the Portfolio?                                  fluctuations                                          - Derivatives
                                              - Derivatives                                           - Hedging
                                              - Hedging                                               - Emerging markets
                                              - Foreign
                                                exposure
                                              - Currency
                                                volatility

                                           SMALL & MID CAP VALUE                  FOREIGN VALUE
In what other types of                    - Equity securities:                  - Small and
Investment may the                        - Convertible                           medium sized
Portfolio periodically                         securities                         companies
Invest?                                   - Warrants                            - Short sales
                                          - Growth stocks                       - Convertible
                                          - Technology                            securities
                                            sector                              - Currency
                                          - Fixed income                          transactions
                                            Securities:                         - Growth stocks
                                          - Investment
                                            grade securities
                                          - Hybrid instruments
                                          - Junk bonds (up
                                            to 5%)

What other types                          - Growth stocks                       - Small and
of risks may potentially                  - Technology                            medium sized
or periodically affect                      aector                                companies
the Portfolio?                            - Emerging markets                    - Growth stocks
                                          - Active trading                      - Active trading
                                          - Junk bonds

                           INTERNATIONAL
                            GROWTH AND                                INTERNATIONAL
                              INCOME            GLOBAL EQUITIES    DIVERSIFIED EQUITIES    EMERGING MARKETS
In what other types of  - Equity securities:  - Short sales       - Borrowing for        - Structured notes
investment may the      - Convertible         - Convertible         temporary or         - Illiquid securities
Portfolio periodically      securities          securities          emergency purposes     (up to 15%)
invest?                 - Warrants            - Illiquid            (up to 33 1/3%)      - Borrowing for
                        - Fixed income          securities (up    - ADRs, GDRs and EDRs    temporary or
                          securities:           to 15%)                                    emergency purposes
                        - investment                                                       (up to 33 1/3%)
                          grade securities                                               - Currency
                        - Hybrid instruments                                               transactions
                        - Illiquid                                                       - Forward
                          securities                                                       commitment
                          (up to 15%)                                                    - Junk bonds
                        - Options and
                          futures
                        - Forward
                          commitments
                        - Junk bonds
                          (up to 20%)

What other types        - Derivatives         - Illiquidity       - Credit quality       - Derivatives
may potentially         - Growth stocks       - Emerging          - Illiquidity          - Growth stocks
or periodically affect  - Illiquidity           markets                                  - Illiquidity
the Portfolio?          - Small and           - Short sales risk                         - Small and
                          medium sized                                                     medium sized
                          companies                                                        companies
                        - Emerging markets                                               - Credit quality
                        - Credit quality

                              SUPPLEMENTAL GLOSSARY

         SHORT-TERM INVESTMENTS, including both U.S. and non-U.S. dollar denominated money market instruments, are invested in for reasons that may include (a) for liquidity purposes (to meet redemptions and expenses); (b) to generate a return on idle cash held by a Portfolio during periods when an Adviser/Subadviser is unable to locate favorable investment opportunities; or
(c) for temporary defensive purposes. Although each Portfolio may invest in short-term investments, the CASH MANAGEMENT PORTFOLIO invests principally in short-term investments. Common short-term investments include, but are not limited to:

         Money Market Securities - Money Market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit.

         Commercial Bank Obligations are certificates of deposit ("CDs") (interest-bearing time deposits), bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. CDs are securities that represent deposits in a depository institution for a specified rate of interest and normally are negotiable. CDs issued by a foreign branch (usually London) of a U.S. domestic bank are known as Eurodollar CDs. Although certain risks may be associated with Eurodollar CDs that are not associated with CDs issued in the U.S. by domestic banks, the credit risks of these obligations are similar because U.S. banks generally are liable for the obligations of their branches. CDs issued through U.S. branches of foreign banks are known as Yankee CDs. These branches are subject to federal or state banking regulations. The secondary markets for Eurodollar and Yankee CDs may be less liquid than the market for CDs issued by domestic branches of U.S. banks. The CASH MANAGEMENT PORTFOLIO may also invest in obligations issued by commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the CASH MANAGEMENT PORTFOLIO is fully insured by the Federal Deposit Insurance Corporation ("FDIC").

         Savings Association Obligations are CDs issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. The CASH MANAGEMENT PORTFOLIO may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the CASH MANAGEMENT PORTFOLIO is fully insured by the FDIC.

         Commercial Paper are short-term notes (up to 12 months) issued by corporations or governmental bodies, including variable amount master demand notes. The CASH MANAGEMENT PORTFOLIO may purchase commercial paper only if judged by the Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in one of the two highest categories by any two or more nationally recognized statistical rating organizations ("NRSRO") or one NRSRO if only one NRSRO has rated the security, or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the CASH MANAGEMENT PORTFOLIO. (No more than 5% of the CASH MANAGEMENT PORTFOLIO'S assets may be invested in commercial paper in the second highest rating category; no more than the greater of 1% of the CASH MANAGEMENT PORTFOLIO'S assets or $1 million may be invested in such securities of any one issuer.) See "Appendix - Corporate Bond and Commercial Paper Ratings" for a description of the ratings. The CASH MANAGEMENT PORTFOLIO will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase.

         Extendable Commercial Notes ("ECNs") are very similar to commercial paper except that with ECNs the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs' credit rating at the time. The CASH MANAGEMENT PORTFOLIO may purchase ECNs only if judged by its Subadviser to be of suitable investment quality. This includes ECNs that are (a) rated in the two highest categories by Standard & Poor's Rating Service, a division of the McGraw-Hill Companies, Inc. ("Standard & Poor's" or "S&P") and by Moody's Investor Service, Inc. ("Moody's"), or (b) other ECNs deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the CASH MANAGEMENT PORTFOLIO. (No more than 5% of the CASH MANAGEMENT PORTFOLIO'S assets may be invested in ECNs in the second highest rating category; no more than the greater of 1% of the CASH MANAGEMENT PORTFOLIO'S assets or $1 million may be invested in such securities of any one issuer.) See "Appendix - Corporate Bond and Commercial Paper Ratings" for a description of the ratings. The CASH MANAGEMENT PORTFOLIO will not purchase ECNs described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase.

         Variable Amount Master Demand Notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. The CASH MANAGEMENT PORTFOLIO'S investments in these instruments are limited to those that have a demand feature enabling the CASH MANAGEMENT PORTFOLIO unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. Generally, the CASH MANAGEMENT PORTFOLIO attempts to invest in instruments having a one-day notice provision. In connection with master demand note arrangements, the Adviser/Subadviser, subject to the direction of the Trustees, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser/Subadviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which a Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser/Subadviser has reason to believe that the borrower could not make timely repayment upon demand.

         Corporate Bonds and Notes. A Portfolio may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period. The CASH MANAGEMENT PORTFOLIO may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's. See "Appendix - Corporate Bond and Commercial Paper Ratings" for description of investment-grade ratings by Standard & Poor's and Moody's.

         Government Securities are Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by Government National Mortgage Association ("GNMA), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at lease annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.

         Repurchase Agreements. A Portfolio will enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser/Subadviser, subject to the guidance of the Board of Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Trustees have established guidelines to be used by the Adviser/Subadviser in connection with transactions in repurchase agreements and will regularly monitor each Portfolio's use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% (10% with respect to the CASH MANAGEMENT PORTFOLIO) of the value of its total assets. However, repurchase agreements having a maturity of seven days or less for temporary defensive purposes are not subject to the limits on illiquid securities.

         Money Market Funds. The CASH MANAGEMENT PORTFOLIO is permitted to invest in other registered Money Market Funds for temporary purposes and to the extent permitted under the 1940 Act, provided that the yield on such investment, net of fund fees and expenses, is greater than the yield available on other overnight investments.

         Mortgage-Backed Securitites include investments in mortgage-related securities, including certain U.S. government securities such as GNMA, FNMA or FHLMC certificates (as defined below), and private mortgage-related securities, which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

         The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the

Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

         Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

         The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

         GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

         GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the FMHA, or guaranteed by the Veterans
Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market.

         FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

         GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

         FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

         Other types of mortgage-backed securities include:

         Conventional Mortgage Pass-Through Securities represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or Real Estate Mortgage Investment Conduits ("REMICs") and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

         The mortgage pools underlying Conventional Mortgage Pass-Through Securities consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Through Securities (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

         Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

         Collateralized Mortgage Obligations ("CMOs") are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

         Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

         Stripped Mortgage-Backed Securities ("SMBS") are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Portfolio invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio's yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio's net asset value per share. Only government interest-only and principal-only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Portfolio's limitation on investments in illiquid securities.

         ASSET-BACKED SECURITIES, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories:
(i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

         CUSTODIAL RECEIPTS AND TRUST CERTIFICATES. The Goldman Sachs Research Portfolio may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which the Portfolio may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

         Although under the terms of a custodial receipt the Portfolio would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

         Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

         MUNICIPAL BONDS. Fixed income securities include, among other things, municipal bonds which are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. A Portfolio may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

         U.S. TREASURY INFLATION PROTECTION SECURITIES are issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U"). The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date. Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

         The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month. Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

         Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

         LOAN PARTICIPATIONS AND ASSIGNMENTS include investments in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of Participations, the Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Adviser/Subadviser to be creditworthy. When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio and calculating its net asset value.

         The MFS TOTAL RETURN PORTFOLIO may also purchase or trade other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments that obligate the Portfolio to pay additional cash on a certain date or on demand.

         The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities, as described above.

         SHORT SALES are effected by selling a security that a Portfolio does not own. Certain Portfolios may engage in short sales "against the box." A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A short sale against the box of an "appreciated financial position" (e.g., appreciated stock) generally is treated as a sale by the Portfolio for federal income tax purposes. A Portfolio generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box. A Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales. The High-Yield Bond Portfolio may also engage in "naked" short sales. In a naked short transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. When a Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. To deliver the securities to the buyer, a Portfolio will need to arrange through a broker to borrow the securities and, in so doing, a Portfolio will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. Until a Portfolio replaces a borrowed security, the Portfolio will segregate and maintain daily, cash or other liquid securities, at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

         COLLATERALIZED BOND OBLIGATIONS ("CBOs") are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. Interest payments to lower CBO tranches can also be deferred in situations where the CBO pool is in default. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool. CBOs may be deemed to be "illiquid" and subject to a Portfolio's overall limitations on investments in illiquid securities. The High-Yield Bond Portfolio may invest in CBOs.

         INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

         EXCHANGE TRADED FUNDS (ETFs) are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track. Although, lack of liquidity in an ETF results in its being more volatile and ETFs have management fees which increase their cost. See "Other Investment Companies."

         ILLIQUID SECURITIES. Each of the Portfolios may invest no more than 15% (10% in the case of the CASH MANAGEMENT PORTFOLIO) of its net assets, determined as of the date of purchase, in illiquid securities including repurchase agreements that have a maturity of longer than seven days or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There generally will be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of "Rule 144A securities," as described below).

         In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Restricted securities eligible for resale pursuant to Rule 144A, under the Securities Act for which there is a readily available market will not be deemed to be illiquid. The Adviser or Subadviser, as the case may be, will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees of the Trust. In reaching liquidity decisions, the Adviser, or Subadviser, as the case may be, will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         Commercial paper issues in which a Portfolio may invest include securities issue by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The CASH MANAGEMENT PORTFOLIO'S 10% limitation on investments in illiquid securities includes Section 4(2) paper that its Subadviser has not determined to be liquid pursuant to guidelines established by the Trustees. The Board of Trustees delegated to the Adviser (and the Adviser, in turn, delegated to its Subadviser) the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

         CURRENCY VOLATILITY. The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

         DERIVATIVES. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in a Portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

         REITS pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from registration under the Investment Company Act of 1940, as amended (the "1940 Act"). Changes in interest rates may also affect the value of the debt securities in the Portfolio's portfolio. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs, including compensation of management.

         FLOATING RATE OBLIGATIONS. These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). The Adviser considers floating rate obligations to be liquid investments because a number of U.S. and foreign securities dealers make active markets in these securities.


         WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. When-issued or delayed-delivery transactions call for the purchase or sale of securities at an agreed-upon price on a specified future date. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will segregate (by instructing its Custodian to designate) cash or other liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise segregate liquid assets in respect of securities sold on a delayed-delivery basis.


         A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

         To the extent a Portfolio engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser/Subadviser before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.

         When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. An example of a when-issued or delayed-delivery security is a "to be announced" or "TBA" mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date, with no definitive maturity date. The actual principal amount and maturity date will be determined upon settlement date.

         HYBRID INSTRUMENTS, including indexed and structured securities and ETFs, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

         Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

         The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

         Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

         Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

         Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodity Futures Trading Commission (the "CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission (the "SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

         The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, a Portfolio that so invests will limit its investments in Hybrid Instruments to 10% of its total assets.

         Hybrid Instruments include:

         Structured investments which are organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in Structured Securities are generally of a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

         OTHER INVESTMENT COMPANIES. Certain Portfolios may invest in securities of other investment companies (including exchange-traded funds, such as SPDRs and iShares(SM), as defined below) subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on any Portfolio acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Portfolio's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Exchange-traded funds such as SPDRs and iShares(SM) are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ(R) National Market System.

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         iShares(SM) are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices or various countries and regions. iShares(SM) are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares(SM) are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares(SM) on the AMEX. To date, iShares(SM) have traded at relatively modest discounts and premiums to their net asset values. However, iShares(SM) have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares(SM) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares(SM) will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares(SM) should occur in the future, the liquidity and value of a Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iShares (SM) as part of its investment strategy.

         SPDRs. Standard & Poor's Depositary Receipts ("SPDRs") are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust established to accumulate and hold a portfolio of common stocks intended to track the price performance and dividend yield of the S&P 500. SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk, as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

         INTEREST-RATE SWAPS, MORTGAGE SWAPS, CREDIT SWAPS, CURRENCY SWAPS, OPTIONS ON SWAPS AND INTEREST-RATE CAPS, FLOORS AND COLLARS. Entering into interest-rate swaps or mortgage swaps or purchasing interest-rate caps, floors or collars is often done to protect against interest rate fluctuations and hedge against fluctuations in the fixed income market. A Portfolio will generally enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest-rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. Since interest-rate swaps are individually negotiated, the Portfolios expect to achieve an acceptable degree of correlation between their respective portfolio investments and their interest-rate positions. Portfolios will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest-rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

         Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

         Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

         The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest-rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, each Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

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

         Portfolios will not enter into any mortgage swap, interest-rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's, or is determined to be of equivalent quality by the applicable Subadviser.

         The Global Bond Portfolio may invest up to 15% of its net assets (together with other illiquid securities) for all structured securities not deemed to be liquid and all swap transactions (other than currency swaps which are limited to 5% of net assets).

         TOTAL RETURN SWAPS are contracts under which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

         EQUITY SWAPS are typically entered into for the purpose of investing in a market without owning or taking physical custody of securities in various circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

         A Portfolio will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio's risk of loss consists of the net amount of payment that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or other liquid securities in an amount having an aggregate net asset value at least equal to the accrued excess of the Portfolio's obligations over its entitlements with respect to each equity swap. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Portfolio's potential exposure, as permitted by applicable law, the Portfolio believes that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.

         The Goldman Sachs Research Portfolio may invest up to 15% of its net assets (together with other illiquid securities) for all structured securities not deemed to be liquid and swap transactions.

         INTERFUND BORROWING AND LENDING PROGRAM. The Trust has received exemptive relief from the SEC which permits a Portfolio to participate in an interfund lending program among investment companies advised by SAAMCo or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Portfolios, including the requirement that no Portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Portfolios from a typical bank for comparable transaction. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day's notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Portfolios. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.

         SECURITIES LENDING. Consistent with applicable regulatory requirements, each Portfolio except the CASH MANAGEMENT PORTFOLIO may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in high-quality short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser/Subadviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each such Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

         Since voting or consent rights accompanying loaned securities pass to the borrower, each such Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities that are the subject of the loan.

         BORROWING. All of the Portfolios (except the CASH MANAGEMENT PORTFOLIO) are authorized to borrow money to the extent permitted by applicable law. The 1940 Act permits each Portfolio to borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. In seeking to enhance performance, a Portfolio may borrow for investment purposes and may pledge assets to secure such borrowings. The CASH MANAGEMENT PORTFOLIO may not borrow money except for temporary emergency purposes, and then in an amount not in excess of 5% of the value of the Portfolio's total assets. In the event that asset coverage for a Portfolio's borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.


         To the extent a Portfolio borrows for investment purposes, borrowing creates leverage which is a speculative characteristic. Although a Portfolio is authorized to borrow, it will do so only when the Adviser/Subadviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leveraging results from borrowing and will magnify declines as well as increases in a Portfolio's net asset value per share and net yield. The Portfolios expect that all of their borrowing will be made on a secured basis. The Portfolios will segregate cash or other liquid assets securing the borrowing for the benefit of the lenders. If assets used to secure a borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.


         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements may be entered into with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser/Subadviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will segregate cash or other liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

         ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the roll securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase
(often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will enter only into covered rolls. Because roll transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

         Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the Adviser/Subadviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

         SECTOR RISK. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

         STANDBY COMMITMENTS. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser/Subadviser may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including: the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

         VALUE INVESTING. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an "up" market.

         WARRANTS give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments can generally provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Although the Portfolios may not invest directly in warrants, such Portfolios may invest in securities that are acquired as part of a unit consisting of a combination of fixed income and equity securities or securities to which warrants are attached.

         NON-DIVERSIFIED STATUS. The GLOBAL BOND, WORLDWIDE HIGH INCOME, "DOGS" OF WALL STREET, MFS MID-CAP GROWTH, and MARSICO GROWTH PORTFOLIOS have registered as "non-diversified" investment companies. As a result, under the 1940 Act, the Portfolios are limited only by their own investment restrictions as to the percentage of their assets that may be invested in the securities of any one issuer. However, in spite of the flexibility under the 1940 Act, the Portfolios would still have to meet quarterly diversification requirements under the Code in order to qualify as regulated investment companies. As a result of the Code's diversification requirements, the Portfolios may not have the latitude to take full advantage of the relative absence of 1940 Act diversification requirements.

         ADRS, GDRS, AND EDRS. Foreign securities include, among other things, American Depositary Receipts ("ADRs") and other depositary receipts, including Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and others (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depositary Receipts"), to the extent that such Depositary Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. A Portfolio may invest in sponsored and unsponsored Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

         BRADY BONDS. Foreign securities include, among other things, Brady Bonds which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

         OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within in a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Options and Futures (defined below) are generally used for either hedging or income enhancement purposes.

         Options can be either purchased or written (i.e., sold). A call option written by a Portfolio obligates a Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. After any such sales up to 25% of a Portfolio's total assets may be subject to calls. All call options written by a Portfolio must be "covered," which means that a Portfolio will own the securities subject to the option as long as the option is outstanding. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.

         A put option written by a Portfolio obligates a Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Portfolio must be "covered," which means that the Portfolio will segregate cash, liquid assets or other suitable cover as permitted by the SEC with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a Portfolio. However, in return for the option premium, a Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

         The following is more detailed information concerning options, Futures and options on Futures:

         Options on Securities. When a Portfolio writes (i.e., sells) a call option ("call") on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

         To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

         When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

         A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

         A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

         When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

         Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

         When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

         The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

         Options on Foreign Currencies. Puts and calls are also written and purchased on foreign currencies. A call written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio segregates cash or other liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by segregating cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

         As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

         Options on Securities Indices. Puts and calls on broadly based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

         Yield Curve Options. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent not anticipated. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. A Portfolio that may enter into yield curve options transactions will cover such transactions as described above.

         Reset Options are options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date for, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Series is pad at termination, the Series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

         Futures. Interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. government securities (together, "Futures") are used primarily for hedging purposes and from time to time for income enhancement. Upon entering into a Futures transaction, a Portfolio will be required to segregate an initial margin payment of cash or other liquid securities with the futures commission merchant (the "futures broker"). Futures are also often used to adjust exposure to various equity or fixed income markets or as a substitute for investments in underlying cash markets. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

         Interest rate futures contracts are purchased or sold generally for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         Foreign currency futures contracts are generally entered into for hedging or income enhancement purposes to attempt to protect a Portfolio's current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. For example, a Portfolio may sell futures contracts on a foreign currency when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates. As another example, the Global Bond Portfolio may enter into futures transactions to seek a closer correlation between its overall currency exposures and its performance benchmark.

         Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         Options on Futures include options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts.

         The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on Futures positions, a Portfolio's losses from exercised options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         A Portfolio may purchase options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS ("Forward Contracts") involve bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Institutions that deal in forward currency contracts, however, are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. No price is paid or received upon the purchase or sale of a Forward Contract. Portfolios may use Forward Contracts to reduce certain risks of their respective investments and/or to attempt to enhance return.

         Forward Contracts are generally used to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         Forward Contracts may also be entered into with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in (or affected by fluctuations in, in the case of ADRs) a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         Forward Contracts are also used to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging"). In addition, the Global Bond Portfolio may enter into foreign currency transactions to seek a closer correlation between its overall currency exposures and the currency exposures of its performance benchmark.

         The Portfolios will cover outstanding forward currency contracts by maintaining either liquid portfolio securities denominated in the currency underlying the Forward Contract or the currency being hedged, or by owning a corresponding opposite forward position (long or short position, as the case may be) in the same underlying currency with the same maturity date ("Covering/Closing Forwards"). To the extent that a Portfolio is not able to cover its forward currency positions with either underlying portfolio securities or with Covering/Closing Forwards, or to the extent to any portion of a position is either not covered by a corresponding opposite position or is "out of the money" in the case where settlement prices are different on the short and long positions, the Portfolio will segregate cash or other liquid securities having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

         The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short- term currency market movements is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

         At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

         Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         A CURRENCY BASKET consists of specified amounts of currencies of certain foreign countries.

         NEWLY DEVELOPED SECURITIES. In addition, each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectuses and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.

            SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE

         The Trust's custodian, or a securities depository acting for the custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

         An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

         In the future, each Portfolio may employ derivatives and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.

         Regulatory Aspects of Derivatives. Each Portfolio that utilizes derivatives must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the CFTC under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

         Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will segregate cash or other liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

         Possible Risk Factors in Derivatives. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser/Subadviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions, which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

         If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser/Subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss that is not offset by a reduction in the price of the debt securities purchased.

       SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD, HIGH-RISK BONDS AND
                               SECURITIES RATINGS

         HIGH-YIELD, HIGH-RISK BONDS may present certain risks, which are discussed below:

         Sensitivity to Interest Rate and Economic Changes - High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

         Payment Expectations - High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

         Liquidity and Valuation - There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investments, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

         The Adviser or Subadviser attempts to reduce these risks through diversification of the applicable Portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a Portfolio is downgraded, the Adviser or Subadviser, as appropriate, will evaluate the security and determine whether to retain or dispose of it.

         The following are additional restrictions and/or requirements concerning the ratings of securities:

- The CASH MANAGEMENT PORTFOLIO invests only in securities determined, in accordance with procedures established by the Trust's Board of Trustees, to present minimal credit risks. It is the current policy to invest only in instruments rated in the highest rating category by Moody's and Standard & Poor's (for example, commercial paper rated P-1 and A-1 by Moody's and Standard & Poor's, respectively) or in instruments that are issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities, as to the payment of principal and interest, or in other instruments rated in the highest two categories by either Moody's or Standard & Poor's, provided the issuer has commercial paper rated in the highest rating category by Moody's and Standard & Poor's.

- The CORPORATE BOND PORTFOLIO will generally invest in debt securities and preferred stocks rated below investment grade only to the extent that the Subadviser believes that lower credit quality of such securities is offset by more attractive yields, and only up to 35% of net assets. There is no limit with respect to the rating categories for securities in which the Portfolio may invest.

- A11 securities purchased by the GLOBAL BOND PORTFOLIO will be rated, at the time of purchase, at least BBB by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, will be determined by the Subadviser to be of comparable quality. However, at least 50% of the Portfolio's total assets will be invested in securities having a rating from an NRSRO of AAA or Aaa at the time of purchase. Unrated securities will be determined by the Subadvisers to be of comparable quality. The debt securities in which the Portfolio will invest may have fixed, variable or floating interest rates. If a security satisfies the Portfolio's minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Portfolio will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Portfolio to be lower than that stated in the Prospectuses. Furthermore, during this period, the Subadviser will only buy securities at or above the Portfolio's average rating requirement.

- The HIGH-YIELD BOND PORTFOLIO may invest without limitation in bonds rated as low as Ca by Moody's or C by Standard & Poor's (or unrated but considered by its Subadviser of equivalent quality). In addition, the Portfolio may invest up to 10% of its total assets in bonds rated C by Moody's or D by Standard & Poor's.

- From time to time, a portion of the WORLDWIDE HIGH INCOME PORTFOLIO'S investments, which may be up to 100% of its investments, may be considered to have credit quality below investment grade as determined by internationally recognized credit rating agency organizations, such as Moody's and Standard & Poor's ("junk bonds").

- The SUNAMERICA BALANCED PORTFOLIO may invest up to 10% of the value of its total assets (measured at the time of investment) in securities rated as low as BBB by Standard & Poor's or Baa by Moody's.

- The MFS TOTAL RETURN PORTFOLIO may invest in fixed income securities rated Baa by Moody's or BBB by Standard & Poor's or Fitch, IBCA Duff & Phelps ("Fitch") and comparable unrated securities. The Portfolio may also invest up to 20% in securities rated Baa or lower by Moody's or BBB or lower by Standard & Poor's or Fitch and comparable unrated securities ("junk bonds").

- The ASSET ALLOCATION PORTFOLIO'S fixed income investments will consist primarily of "investment grade" bonds; that is, bonds that are rated BBB or better by Standard & Poor's or Baa or better by Moody's. Up to 25% of the Portfolio's fixed income assets may be invested in securities that are below investment grade as defined above, including securities rated as low as CC by Standard & Poor's or Ca by Moody's. Securities rated BBB or below by Standard & Poor's or Baa or below by Moody's are considered to have speculative characteristics.

- The EQUITY INCOME PORTFOLIO may invest up to 20% of its total assets in convertible debt obligations rated as low as CCC by Standard & Poor's or Caa by Moody's or that have been assigned an equivalent rating by another nationally recognized statistical rating organization.

- The FEDERATED AMERICAN LEADERS AND TELECOM UTILITY PORTFOLIOS may invest in convertible securities without regard to their rating. The non-convertible fixed income securities in which the FEDERATED AMERICAN LEADERS AND TELECOM UTILITY PORTFOLIOS may invest must be rated, at the time of purchase, BBB or better by Standard & Poor's, Baa by Moody's or BBB by Fitch. If a security loses its rating or has its rating reduced after the Portfolio has purchased it, the Portfolio is not required to sell the security, but will consider doing so.

- The ALLIANCE GROWTH and PUTNAM GROWTH: VOYAGER PORTFOLIOS may invest up to 10% in convertible securities rated below BBB by Standard & Poor's or Baa by Moody's or be determined by the Subadviser to be of comparable quality (i.e., junk bonds).

- The GOLDMAN SACHS RESEARCH PORTFOLIO may invest up to 10% of its net assets (including borrowings for investment purposes) in non-investment grade fixed income securities rated BB or lower by Standard & Poor's, Ba or lower by Moody's or have a comparable rating by another NRSRO at the time of investment.

- The REAL ESTATE PORTFOLIO may not invest more than 5% of its total assets in junk bonds.

- The SMALL COMPANY VALUE PORTFOLIO may invest up to 5% of its net assets in less than investment grade debt obligations.

- The SMALL & MID CAP VALUE PORTFOLIO may invest up to 5% of its net assets in less than investment grade debt obligations.

- The FOREIGN VALUE PORTFOLIO may invest up to 5% of its net assets in less than investment grade debt obligations.

- The MFS MID-CAP GROWTH PORTFOLIO may invest up to 10% of its net assets in non-convertible fixed income securities rated Baa or lower by Moody's or BBB or lower by Standard & Poor's or Fitch and comparable unrated securities.

- The INTERNATIONAL GROWTH AND INCOME PORTFOLIO may invest up to 20% of its total assets in bonds rated as low as C by Moody's or Standard & Poor's.

- The EMERGING MARKETS PORTFOLIO may invest in both higher-rated and lower-rated fixed income securities and is not subject to any restrictions based on credit rating.

- The EQUITY INDEX, GROWTH-INCOME, DAVIS VENTURE VALUE, "DOGS" OF WALL STREET, MFS MASSACHUSETTS INVESTORS TRUST, AGGRESSIVE GROWTH, INTERNATIONAL DIVERSIFIED EQUITIES, TECHNOLOGY AND GLOBAL EQUITIES PORTFOLIOS may not invest in junk bonds.

         U.S. CORPORATE HIGH-YIELD FIXED INCOME SECURITIES offer a yield above that generally available on U.S. corporate debt securities in the four highest rating categories of the recognized rating services, including debt obligations (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. government or any of its political subdivisions, agencies or instrumentalities) and preferred stock. These fixed income securities may have equity features, such as conversion rights or warrants, and Portfolios may invest up to 10% of their total assets in equity features, such as conversion rights or warrants, subject to the following:

- The CORPORATE BOND, HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS may invest up to 10% of their total assets in equity securities other than preferred stock (e.g., common stock, warrants and rights and limited partnership interests).

- The CASH MANAGEMENT, GLOBAL BOND, EQUITY INCOME, EQUITY INDEX, DAVIS VENTURE VALUE, "DOGS" OF WALL STREET, GLOBAL EQUITY and EMERGING MARKETS PORTFOLIOS may not invest in warrants.

- The CASH MANAGEMENT, GLOBAL BOND, EQUITY INCOME, EQUITY INDEX, GROWTH-INCOME, DAVIS VENTURE VALUE, "DOGS" OF WALL STREET and ALLIANCE GROWTH PORTFOLIOS may not invest in rights.

         Portfolios may not invest more than 5% of their total assets at the time of acquisition in either of (1) equipment lease certificates, equipment trust certificates, equipment trust certificates and conditional sales contracts or (2) limited partnership interests.

              SUPPLEMENTAL INFORMATION CONCERNING UTILITY COMPANIES

         CERTAIN RISK FACTORS AFFECTING UTILITY COMPANIES. The Telecom Utility and Real Estate Portfolios may invest in equity and debt securities of utility companies. There are certain risks and considerations affecting utility companies, and the holders of utility company securities, that an investor should take into account when investing in those securities. Factors that may adversely affect utility companies include: difficulty in financing large construction programs during inflationary periods; technological innovations that may cause existing plants, equipment, or products to become less competitive or obsolete; the impact of natural or man-made disaster (especially on regional utilities); increased costs or reductions in production due to the unavailability of appropriate types of fuels; seasonally or occasionally reduced availability or higher cost of natural gas; and reduced demand due to energy conservation among consumers. These revenues of domestic and foreign utility companies generally reflect the economic growth and developments in the geographic areas in which they do business. Furthermore, utility securities tend to be interest rate sensitive.

         In addition, most utility companies in the United States and in foreign countries are subject to government regulation. Generally, the purpose of such regulation is to ensure desirable levels of service and adequate capacity to meet public demand. To this end, prices are often regulated to enable consumers to obtain service at what is perceived to be a fair price, while attempting to provide utility companies with a rate of return sufficient to attract capital investment necessary for continued operation and necessary growth. Utility regulators permit utilities to diversify outside of their original geographic regions and their traditional lines of business. While the Subadviser of the relevant Portfolio believes that these opportunities will permit certain utility companies to earn more than their traditional regulated rates of return, other companies may be forced to defend their core business and may be less profitable. Of course, there can be no assurance that the regulatory policies described in this paragraph will continue in the future.

         In addition to the effects of regulation described in the previous paragraph, utility companies may also be adversely affected by the following regulatory considerations: (i) the development and implementation of a national energy policy; (ii) the differences between regulatory policies of different jurisdictions (or different regulators that have concurrent jurisdiction); (iii) shifts in regulatory policies; (iv) adequacy of rate increases; (v) future regulatory legislation; and (vi) the potential effects of a deregulated environment.

         Foreign utility companies may encounter different risks and opportunities than those located in the United States. Foreign utility companies may be more heavily regulated than their United States counterparts. Many foreign utility companies currently use fuels that cause more pollution than fuels used by United States utilities. In the future, it may be necessary for such foreign utility companies to invest heavily in pollution control equipment or otherwise meet pollution restrictions. Rapid growth in certain foreign economies may encourage the growth of utility industries in those countries.

         In addition to the foregoing considerations, which affect most utility companies, there are specific considerations that affect specific utility industries:

- Electric. The electric utility industry is composed of companies engaged in the generation, transmission, and sale of electric energy. Electric utility companies may be affected either favorably or unfavorably, depending upon the circumstances, by the following: fuel costs; financing costs; size of the region in which sales are made; operating costs; environmental and safety regulations; changes in the regulatory environment; and the length of time needed to complete major construction projects.

         In the United States, the construction and operation of nuclear power facilities is subject to a high degree of regulatory oversight by the Nuclear Regulatory Commission and state agencies with concurrent jurisdiction. In addition, the design, construction, licensing, and operation of nuclear power facilities are often subject to lengthy delays and unanticipated costs due to changes in regulatory policy, regional political actions, and lawsuits. Furthermore, during rate authorizations, utility regulators may disallow the inclusion in electric rates of the higher operating costs and expenditures resulting from these delays and unanticipated costs, including the costs of a nuclear facility that a utility company may never be able to use.

         Telecommunications. The telephone industry is large and highly concentrated. The greatest portion of this segment is comprised of companies that distribute telephone services and provide access to the telephone networks. While many telephone companies have diversified into other businesses in recent years, the profitability of telephone utility companies could be adversely affected by increasing competition, technological innovations, and other structural changes in the industry.

         Cable television companies are typically local monopolies, subject to scrutiny by both utility regulators and municipal governments. Emerging technologies and legislation encouraging local competition are combining to threaten these monopolies and may slow future growth rates of these companies. The radio telecommunications segment of this industry, including cellular telephone, is in its early developmental phase and is characterized by emerging, rapidly growing companies.

         Gas. Gas transmission and distribution companies are undergoing significant changes. In the United States, the Federal Energy Regulatory Commission is reducing its regulation of interstate transmission of gas. While gas utility companies have in the recent past been adversely affected by disruptions in the oil industry, increased concentration, and increased competition, the Subadviser believes that environmental considerations should benefit the gas industry in the future.

         Water. Water utility companies purify, distribute, and sell water. This industry is highly fragmented because most of the water supplies are owned by local authorities. Water utility companies are generally mature and are experiencing little or no per capita volume growth. The Subadviser believes that favorable investment opportunities may result if anticipated consolidation and foreign participation in this industry occurs.

                            INVESTMENT RESTRICTIONS

         The Trust has adopted the following investment restrictions for each Portfolio that cannot be changed without approval by a majority of its outstanding voting securities. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio. A change in policy affecting only one Portfolio may be effected with approval of a majority of the outstanding shares of such Portfolio. All percentage limitation expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

            INVESTMENT RESTRICTIONS OF THE CASH MANAGEMENT PORTFOLIO

         The Cash Management Portfolio has adopted the following restrictions that are fundamental policies. These fundamental policies cannot be changed without approval by a majority of its outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The Cash Management Portfolio may not:

         1. Invest more than 5% of the value of its total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the Portfolio's total assets, and, provided further, that the limitation shall not apply to obligations of the government of the U.S. or of any corporation organized as an instrumentality of the U.S. under a general act of Congress.

         2. As to 75% of its total assets, purchase more than 10% of the outstanding voting class of securities of an issuer.

         3. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

         4. Make loans to others except: (a) for the purchase of the debt securities listed above under its Investment Policies; or (b) as otherwise permitted by exemptive order of the SEC.

         5. Borrow money, except for temporary purposes, and then in an amount not in excess of 5% of the value of the Portfolio's total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

         6. Sell securities short except to the extent that the Portfolio contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

         7. Act as underwriter of securities issued by others, engage in distribution of securities for others, or make investments in other companies for the purpose of exercising control or management.

         In addition to the foregoing, the Cash Management Portfolio has adopted the following non-fundamental policies (which may be changed by the Trustees without shareholder approval). Under these restrictions, the Cash Management Portfolio may not:

         a. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 10% of the Portfolio's total assets would be so invested.

         b. Pledge or hypothecate its assets.

         c. Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectuses and Statement of Additional Information, as amended from time to time.

         d. Invest in securities of other investment companies except to the extent permitted by applicable law and the Prospectuses and Statement of Additional Information, as amended from time to time.

         e. Invest more than 5% of its assets (measured at the time of purchase) in the securities of any one issuer (other than the U.S. government); provided however, that the Cash Management Portfolio may invest, as to 25% of its assets, more than 5% of its assets in certain high quality securities (in accordance with Rule 2a-7 under the 1940 Act) of a single issuer for a period of up to three business days. Notwithstanding fundamental investment restriction Number 1 above, in order to comply with Rule 2a-7 under the 1940 Act, the Cash Management Portfolio has adopted this more restrictive policy. The purchase by the Cash Management Portfolio of securities that have "put" or "stand-by" commitment features are not considered "puts" for purposes of non-fundamental investment restriction c above.

         It is the investment management policy of the Cash Management Portfolio not to issue senior securities and not to invest in real estate, commodities or commodities contracts.

INVESTMENT RESTRICTIONS OF THE CORPORATE BOND, GLOBAL BOND, HIGH-YIELD BOND, WORLDWIDE HIGH INCOME, SUNAMERICA BALANCED, MFS TOTAL RETURN, ASSET ALLOCATION, TELECOM UTILITY, EQUITY INCOME, EQUITY INDEX, GROWTH-INCOME, FEDERATED AMERICAN LEADERS, DAVIS VENTURE VALUE, "DOGS" OF WALL STREET, ALLIANCE GROWTH, GOLDMAN SACHS RESEARCH, MFS MASSACHUSETTS INVESTORS TRUST, PUTNAM GROWTH: VOYAGER, BLUE CHIP GROWTH, REAL ESTATE, SMALL COMPANY VALUE, MFS MID CAP GROWTH, AGGRESSIVE GROWTH, GROWTH OPPORTUNITIES, MARSICO GROWTH, SMALL & MID CAP VALUE, FOREIGN VALUE, INTERNATIONAL GROWTH AND INCOME, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES, EMERGING MARKETS AND TECHNOLOGY PORTFOLIOS

         The Corporate Bond, Global Bond, High-Yield Bond, Worldwide High Income, SunAmerica Balanced, MFS Total Return, Asset Allocation, Telecom Utility, Equity Income, Equity Index, Growth-Income, Federated American Leaders, Davis Venture Value, "Dogs" of Wall Street, Alliance Growth, Goldman Sachs Research, MFS Massachusetts Investors Trust, Putnam Growth: Voyager, Blue Chip Growth, Real Estate, Small Company Value, MFS Mid Cap Growth, Aggressive Growth, Growth Opportunities, Marsico Growth, Small & Mid Cap Value, Foreign Value, International Growth and Income, Global Equities, International Diversified Equities, Emerging Markets and Technology Portfolios have each adopted the following investment restrictions that are fundamental policies. These fundamental policies cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the respective Portfolio. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. These Portfolios may not:

         1. Other than the Global Bond, Worldwide High Income, "Dogs" of Wall Street, MFS Mid-Cap Growth, and Marsico Growth Portfolios, invest more than 5% of the value of the total assets of a Portfolio in the securities of any one issuer, provided that this Limitation shall apply only to 75% of the value of the Portfolio's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the government of the United States or of any of its agencies or instrumentalities.

         2. As to 75% of its total assets, purchase more than 10% of any class of the outstanding voting securities of an issuer. This restriction does not apply to the Global Bond, Worldwide High Income, "Dogs" of Wall Street, MFS Mid-Cap Growth and Marsico Growth Portfolios.

         3. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry, except that the Telecom Utility Portfolio will invest at least 25% of its total assets in the securities of utility companies, the Real Estate Portfolio will invest at least 25% of its total assets in the securities of real estate companies, the Technology Portfolio will invest at least 25% of its assets in the securities of issuers in the technology industry and the "Dogs" of Wall Street Portfolio may invest more than 25% of its assets in the securities of issuers in the same industry to the extent such investments would be selected according to stock selection criteria. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. The Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks. With respect to all Portfolios other than the Telecom Utility Portfolio, as to utility companies, the gas, electric, water and telephone businesses will be considered separate industries.

         4. Invest in real estate (including in the case of all Portfolios except the Equity Income, Equity Index, Real Estate and Small Company Value Portfolios limited partnership interests, but excluding in the case of all Portfolios securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities. This limitation shall not prevent a Portfolio from investing in securities secured by real estate or interests therein.

         5. Purchase commodities or commodity contracts; except that any Portfolio may engage in transactions in put and call options on securities, indices and currencies, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest-rate, mortgage and currency swaps and interest-rate floors and caps.

         6. Borrow money, except to the extent permitted by applicable law or regulatory approval.

         7. Purchase securities or evidences of interest therein on margin, except that the Portfolios may obtain such short-term credit as may be necessary for the clearance of any transaction.

         8. Make loans to others except for (a) the purchase of debt securities;
(b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

         In addition to the foregoing, the Corporate Bond, Global Bond, High-Yield Bond, Worldwide High Income, SunAmerica Balanced, MFS Total Return, Asset Allocation, Telecom Utility, Equity Income, Equity Index, Growth-Income, Federated American Leaders, Davis Venture Value, "Dogs" of Wall Street, Alliance Growth, Goldman Sachs Research, MFS Massachusetts Investors Trust, Putnam
Growth: Voyager, Blue Chip Growth, Real Estate, Small Company Value, MFS Mid Cap Growth, Aggressive Growth, Growth Opportunities, Marsico Growth, Small & Mid Cap Value, Foreign Value, International Growth and Income, Global Equities, International Diversified Equities, Emerging Markets and Technology Portfolios have each adopted the following non-fundamental policies (which may be changed by the Trustees without shareholder approval). Under these restrictions, such Portfolios may not:

         a. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio's total assets would be so invested.

         b. Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectuses and Statement of Additional Information, as amended from time to time.

         c. Other than the Emerging Markets Portfolio, pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, the Corporate Bond, High-Yield Bond, Worldwide High Income, SunAmerica Balanced, Telecom Utility, Federated American Leaders and Aggressive Growth Portfolios may pledge assets in reverse repurchase agreements.

         d. Invest in companies for the purpose of exercising control or management.

         e. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.

         f. Sell securities short except to the extent permitted by applicable law.

         g. Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.

         h. Issue any senior securities except as permitted by the 1940 Act, other than, with respect to Equity Income, Equity Index and Small Company Value Portfolios, as set forth in investment restriction number 6 above and except to the extent that issuing options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.

                           TRUST OFFICERS AND TRUSTEES

         The Trustees and executive officers of the Trust, their ages and principal occupations for the past five years are set below. Unless otherwise noted, the address of each executive officer and trustee is 1 AIG SunAmerica Center, Los Angeles, California 90067-6022.


                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                                                  PRINCIPAL           IN FUND
                                POSITIONS                       OCCUPATION(S)         COMPLEX
     NAME, ADDRESS AND          HELD WITH       LENGTH OF       DURING PAST 5       OVERSEEN BY         OTHER DIRECTORSHIPS
       DATE OF BIRTH              TRUST        TIME SERVED         YEARS             TRUSTEE (1)         HELD BY TRUSTEE(4)
       -------------              -----        -----------         -----             ---------           ----------------
INDEPENDENT TRUSTEES

CARL D. COVITZ                   Trustee      February 2001   Owner and                 59          Director, Kayne Anderson
DOB:  March 31, 1939                                          President,                            Mutual Funds (since
                                                              Landmark                              1995); Director, Arden
                                                              Capital, Inc.                         Realty, Inc.
                                                              (since 1973)                          (since 1995)

MONICA C. LOZANO                 Trustee      December 1998   President and             59          Trustee, University of
DOB:  July 21, 1956                                           Chief Operating                       Southern California
                                                              Officer (since                        (since 1991); Director,
                                                              2000) La Opinion                      California Healthcare
                                                              (newspaper                            Foundation (since 1998);
                                                              publishing                            Director, Tenet Healthcare
                                                              concern);                             Corporation (since 2002);
                                                              Associate                             Director, The Walt Disney
                                                              Publisher                             Company (since 2000);
                                                              (1991-1999) and                       Director, Union Bank of
                                                              Executive Editor                      California (since 2001)
                                                              (1995-1999)
                                                              thereof

GILBERT T. RAY                   Trustee      February 2001   Retired Partner,          59          Director, Advance
DOB: September 18, 1944                                       O'Melveny &                           Auto Parts, Inc. (retail-
                                                              Myers LLP (since                      auto & home supply stores)
                                                              2000); and                            (since 2002); Director,
                                                              Attorney                              Watts, Wyatt & Company
                                                              (1972-2000)                           (services - management
                                                              thereof                               consulting services)
                                                                                                    (since 2000)

ALLAN L. SHER                    Trustee      January 1997    Retired,                  59          Director, Bowl America
DOB:  October 19, 1931                                        Brokerage                             Incorporated (1997-Present)
                                                              Executive (since
                                                              1992)

                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                                                  PRINCIPAL           IN FUND
                                POSITIONS                       OCCUPATION(S)         COMPLEX
   NAME, ADDRESS AND            HELD WITH       LENGTH OF       DURING PAST 5       OVERSEEN BY         OTHER DIRECTORSHIPS
     DATE OF BIRTH                TRUST        TIME SERVED         YEARS             TRUSTEE (1)         HELD BY TRUSTEE(4)
     -------------                -----        -----------         -----             -----------         ------------------
INTERESTED TRUSTEES

JANA W. GREER (2)              Trustee and    February 2001   President,                59          Director, National
DOB:  December 30, 1951        Chairman                       SunAmerica                            Association for Variable
                                                              Retirement                            Annuities (since 1999)
                                                              Markets, Inc.
                                                              (since 1996),
                                                              Senior Vice
                                                              President
                                                              and Director,
                                                              AIG SunAmerica,
                                                              Inc. (since 1991)

BRUCE G. WILLISON(3)           Trustee        February 2001   Dean, Anderson            59          Director, Nordstrom, Inc.
DOB:  October 16, 1948                                        School at UCLA                        (since 1997); Director,
                                                              (since 1999)                          Homestore, Inc. (real
                                                                                                    estate agents
                                                                                                    & managers) (since 2003);
                                                                                                    Healthnet International,
                                                                                                    Inc.
                                                                                                    (business services) (since
                                                                                                    2000)

OFFICERS

DONNA M. HANDEL                Treasurer      Vice            Vice President,          N/A          N/A
AIG SunAmerica Asset                          President-      SAAMCo (since
Management Corp.                              2000            August 1996)
Harborside Financial Center                   Assistant
3200 Plaza 5                                  Treasurer-
Jersey City, NJ 07311                         1999
DOB:  June 25, 1966

MALLARY L. REZNIK              Secretary      2000            Associate                N/A          N/A
DOB:  May 2, 1968                                             Counsel,
                                                              AIG SunAmerica
                                                              Inc. (since
                                                              January 1998);
                                                              Staff Attorney,
                                                              Transamerica
                                                              Life Companies
                                                              (1995-1998)

ROBERT M. ZAKEM                President      President-2002  Senior Vice              N/A          N/A
DOB: January 26, 1958                                         President and
AIG SunAmerica Asset                                          General Counsel,
Management Corp.                                              SAAMCo (since
Harborside Financial Center                                   April 1993);
3200 Plaza 5                                                  Executive Vice
Jersey City, NJ 07311                                         President,
                                                              General Counsel
                                                              and Director,
                                                              AIG SunAmerica
                                                              Capital Services,
                                                              Inc. (since
                                                              February 1993)


---------------

1 Fund Complex includes the Trust (33 portfolios), SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (7 funds), SunAmerica Income Funds (6 funds), SunAmerica Style Select Series, Inc. (15 funds), SunAmerica Strategic Investment Series, Inc (7 funds), Anchor Series Trust (8 funds), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (22 funds), VALIC Company II (15 funds), Anchor Pathway Fund (7 portfolios), and Seasons

         Series Trust (19 portfolios).

2 Ms. Greer is considered to be an Interested Trustee, as defined in the 1940 Act, because she serves as President of SunAmerica Retirement Markets, Inc. and Senior Vice President and Director of SunAmerica, Inc., affiliates of the Adviser.

3 Mr. Willison is considered to be an Interested Trustee, as defined in the 1940 Act, due to his ownership of shares of the parent company of one of the Trust's subadvisers.

4 Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act.

         The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Portfolio and perform various duties imposed on directors/trustees of investment companies by the 1940 Act and under the Trust's Declaration of Trust. The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of AIG SunAmerica Life Assurance Company or its affiliates. For the Trust, Seasons Series Trust and Anchor Pathway Fund (the "Annuity Funds"), an annual fee of $50,000, plus $2,500 for each regularly scheduled meeting attended and each special meeting or telephonic meeting attended and expenses are paid to each Trustee who is not an officer or employee of AIG SunAmerica Life Assurance Company or its affiliates for attendance at meetings of the Board of Trustees. These expenses are allocated on the basis of the relative net assets of each Portfolio of the Annuity Funds. All other Trustees receive no remuneration from the Trust.

         In addition, each non-affiliated Trustee also serves on the Audit Committee and the Nominating and Administration Committee of the Board of Trustees. The Trust's Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audits and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review, the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year. Members of the Audit Committee serve without compensation. For the fiscal year ended January 31, 2003, the Audit Committee held two meetings.

         The Trust's Nominating and Administration Committee is responsible for the selection and nomination of candidates for appointment or election to serve as trustees. The Nominating and Administration Committee does not normally consider candidates proposed by shareholders for election of Trustees. Members of the Nominating and Administration Committee serve without compensation. For the fiscal year ended January 31, 2003 the Nominating and Administration Committee held one meeting.

         As of April 1, 2003, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each Portfolio of the Trust.

                        TRUSTEE OWNERSHIP OF FUND SHARES

         The following table shows the dollar range of shares beneficially owned by each Trustee.

INDEPENDENT TRUSTEES

                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                               SECURITIES IN ALL REGISTERED
                                                             INVESTMENT COMPANIES OVERSEEN BY
                            DOLLAR RANGE OF EQUITY         TRUSTEE IN FAMILY OF INVESTMENT
 NAME OF TRUSTEE           SECURITIES IN THE TRUST (1)                COMPANIES (2)
 ---------------           -------------------------                  -----------
Carl D. Covitz                        0                                    0
Monica C. Lozano                      0                                    0
Gilbert T. Ray                        0                                    0
Allan L. Sher                         0                                    0

------------------------

1 Includes the value of shares beneficially owned by each Trustee in each Portfolio of each Trust as of December 31,2002. Where a Trust is not listed with respect to a Trustee, the Trustee held no shares of the Trust.

2 Includes the Trust (33 portfolios), Anchor Pathway Fund (7 portfolios) and Seasons Series Trust (19 portfolios).

INTERESTED TRUSTEES


                                                              AGGREGATE DOLLAR RANGE OF EQUITY
                                                                SECURITIES IN ALL REGISTERED
                                                              INVESTMENT COMPANIES OVERSEEN BY
                           DOLLAR RANGE OF EQUITY              TRUSTEE IN FAMILY OF INVESTMENT
 NAME OF TRUSTEE           SECURITIES IN THE TRUST                        COMPANIES
 ---------------           -----------------------                        ---------
Jana Greer                            0                                       0
Bruce G. Willison                     0                                       0

         As of December 31, 2002, no Independent Trustees nor any of their immediate family members owned beneficially or of record any securities in the Adviser or AIG SunAmerica Capital Services, Inc. (the "Distributor") or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

         The following table sets forth information summarizing the compensation of each Trustee, who is not an officer or employee of AIG SunAmerica Life Assurance Company or its affiliates, for his/her services as Trustee for the fiscal year ended January 31, 2003.

                               COMPENSATION TABLE

                                          PENSION OR RETIREMENT
                           AGGREGATE       BENEFITS ACCRUED AS      TOTAL COMPENSATION FROM
                         COMPENSATION            PART OF             TRUST AND FUND COMPLEX
    TRUSTEE               FROM TRUST         TRUST EXPENSES            PAID TO TRUSTEES *
    -------               ----------         --------------            ------------------
Carl D. Covitz             $29,204                 --                      $37,500
Monica C. Lozano            29,204                 --                       37,500
Gilbert T. Ray              29,204                 --                       37,500
Allan L. Sher               29,204                 --                       37,500
Bruce G. Willison           25,293                 --                       32,500

--------------

* Fund Complex includes the Trust (33 portfolios), SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (7 funds), SunAmerica Income Funds (6 funds), SunAmerica Style Select Series, Inc. (15 funds), SunAmerica Strategic Investment Series, Inc (7 funds), Anchor Series Trust (8 funds), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (22 funds), VALIC Company II (15 funds), Anchor Pathway Fund (7 series) and Seasons Series Trust (19 portfolios).

                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

         The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Investment Advisory and Management Agreement") with SAAMCo to handle the management of the Trust and its day-to-day affairs. The Adviser is a wholly-owned subsidiary of American International Group, Inc. ("AIG"), the leading U.S.-based international insurance organization.

         AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services, retirement savings and asset management.

         The Investment Advisory and Management Agreement provides that the Adviser shall act as investment adviser to the Trust, manage the Trust's investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of the Adviser's officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.

         Each Portfolio pays its actual expenses for custodian services and a portion of the Custodian's costs determined by the ratio of portfolio assets to the total assets of the Trust, brokerage commissions or transaction costs, and registration fees. Subject to supervision of the Board of Trustees, fees for independent accountants, legal counsel, costs of reports of notices to shareholders will be allocated based on the relative net assets of each Portfolio. With respect to audit or legal fees clearly attributable to one Portfolio, they will be assessed, subject to review by the Board of Trustees, against that Portfolio.

         The Investment Advisory and Management Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Agreement. The Agreement also provides for automatic termination upon assignment.

         Under the terms of the Investment Advisory and Management Agreement, the Adviser is not liable to the Trust, or to any other person, for any act or omission by it or for any losses sustained by the Trust or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         In approving the Investment Advisory and Management Agreement, the Board, including the disinterested Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the Adviser or its affiliates in connection with providing services to the Portfolios, compared the fees charged by the Adviser to those paid by similar funds for comparable services, and analyzed the expenses incurred by the Adviser with respect to each Portfolio. The Board also considered each Portfolio's performance relative to a selected peer group and to other benchmarks, the expense ratio of each Portfolio in comparison to other funds of comparable size, the history, reputation and qualifications and background of the management personnel and its financial condition, and other factors. Additionally, the Board considered that although the Subadvisory Agreements give the Subadvisers the authority to make investment decisions for the Portfolios, the Adviser monitors the performance of the Subadvisers and retains the responsibility for the overall management of each Portfolio. Specifically, the Board noted information received at regular meetings throughout the year related to Portfolio performance and the Adviser's services, and benefits potentially accruing to the Adviser and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Adviser, if any, as well as research services received by the Adviser from brokers-dealers who execute transactions on behalf of the Portfolios. After requesting and reviewing such information as it deemed necessary, the Board concluded that the continuation of the Investment Advisory and Management Agreement was in the best interests of each Portfolio and its shareholders. The Independent Trustees were advised by separate independent legal counsel throughout the process.

         As compensation for its services, the Adviser receives from the Trust a fee, accrued daily and payable monthly, based on the net assets of each Portfolio at the following annual rates:

           PORTFOLIO                               FEE RATE
           ---------                               --------
Cash Management Portfolio                   .55% to $100 million
                                            .50% next $200 million
                                            .45% over $300 million

Corporate Bond Portfolio                    .70% to $50 million
                                            .60% next $100 million
                                            .55% next $100 million
                                            .50% over $250 million

Global Bond Portfolio                       .75% to $50 million
                                            .65% next $100 million
                                            .60% next $100 million
                                            .55% over $250 million

High-Yield Bond Portfolio                   .70% to $50 million
                                            .65% next $100 million
                                            .60% next $100 million
                                            .55% over $250 million

Worldwide High Income Portfolio            1.00% of Net Assets

SunAmerica Balanced Portfolio               .70% to $50 million
                                            .65% next $100 million
                                            .60% next $150 million
                                            .55% next $200 million
                                            .50% over $500 million

MFS Total Return Portfolio                  .70% to $50 million
                                            .65% over $50 million

Asset Allocation Portfolio                  .75% to $50 million
                                            .65% next $100 million
                                            .60% next $100 million
                                            .55% over $250 million

Telecom Utility Portfolio                   .75% to $150 million
                                            .60% next $350 million
                                            .50% over $500 million

Equity Income Portfolio                     .65% of Net Assets

Equity Index Portfolio                      .40% of Net Assets

Growth-Income Portfolio                     .70% to $50 million
                                            .65% next $100 million
                                            .60% next $150 million
                                            .55% next $200 million
                                            .50% over $500 million

Federated American Leaders Portfolio        .75% to $150 million
                                            .60% next $350 million
                                            .50% over $500 million

Davis Venture Value Portfolio               .80% to $100 million
                                            .75% next $400 million
                                            .70% over $500 million

           PORTFOLIO                               FEE RATE
           ---------                               --------
"Dogs" of Wall Street Portfolio             .60% of Net Assets

Alliance Growth Portfolio                   .70% to $50 million
                                            .65% next $100 million
                                            .60% over $150 million

Goldman Sachs Research Portfolio           1.20% of Net Assets

MFS Massachusetts Investors Trust           .70% to $600 million
Portfolio                                   .65% next $900 million
                                            .60% over $1.5 billion

Putnam Growth: Voyager Portfolio            .85% to $150 million
                                            .80% next $150 million
                                            .70% over $300 million

Blue Chip Growth Portfolio                  .70% to $250 million
                                            .65% next $250 million
                                            .60% over $500 million

Real Estate Portfolio                       .80% to $100 million
                                            .75% next $400 million
                                            .70% over $500 million

Small Company Value Portfolio              1.00% of Net Assets

MFS Mid-Cap Growth Portfolio                .75% to $600 million
                                            .70% next $900 million
                                            .65% over $1.5 billion

Aggressive Growth Portfolio                 .75% to $100 million
                                           .675% next $150 million
                                           .625% next $250 million
                                            .60% over $500 million

Growth Opportunities Portfolio              .75% to $250 million
                                            .70% next $250 million
                                            .65% over $500 million

Marsico Growth Portfolio                    .85% of Net Assets

Technology Portfolio                       1.20% of Net Assets

Small & Mid Cap Value Portfolio            1.00% of Net Assets

International Growth and Income            1.00% to $150 million
Portfolio                                   .90% next $150 million
                                            .80% over $300 million

Global Equities Portfolio                   .90% to $50 million
                                            .80% next $100 million
                                            .70% next $150 million
                                            .65% over $300 million

International Diversified Equities         1.00% of Net Assets
Portfolio

Emerging Markets Portfolio                 1.25% of Net Assets

       PORTFOLIO                                   FEE RATE
       ---------                                   --------
Foreign Value Portfolio                    1.025% to $50 million
                                            .865% next $150 million
                                            .775% next $300 million
                                             .75% over $500 million

         The following table sets forth the total advisory fees received by the Adviser from each Portfolio pursuant to the Investment Advisory and Management Agreement for the fiscal years ended January 31, 2001, 2002 and 2003.

                                  ADVISORY FEES

            Portfolio                         2003             2002                 2001
            ---------                         ----             ----                 ----
Cash Management                          $ 3,079,977       $  3,306,094         $  2,441,251
Corporate Bond                           $ 1,680,633       $  1,446,120         $  1,146,600
Global Bond                              $   985,219       $    995,617         $    895,950
High-Yield Bond                          $ 1,496,795       $  1,711,477         $  1,840,227
Worldwide High Income                    $   844,571       $  1,021,909         $  1,191,444
SunAmerica Balanced                      $ 2,457,584       $  3,032,612         $  3,350,392
MFS Total Return                         $ 3,764,154       $  2,563,021         $  1,598,544
Asset Allocation                         $ 2,987,148       $  3,492,386         $  4,007,145
Telecom Utility                          $   500,658       $    765,897         $    885,908
Equity Income                            $    47,597       $     51,941         $     48,160
Equity Index                             $   175,433       $    216,372         $    265,430
Growth-Income                            $ 6,443,247       $  8,472,847         $ 10,418,887
Federated American Leaders               $ 1,699,776       $  1,746,493         $  1,535,529
Davis Venture Value                      $14,552,561       $ 17,704,612         $ 18,339,994
"Dogs" of Wall Street                    $   766,561       $    621,906         $    518,473
Alliance Growth                          $ 8,852,285       $ 12,989,017         $ 18,137,380
Goldman Sachs Research                   $   353,725       $    436,898         $    168,434*
MFS Massachusetts Investors Trust        $ 1,943,824       $  2,369,953         $  2,545,123
Putnam Growth: Voyager                   $ 2,984,974       $  4,356,397         $  6,111,907
Blue Chip Growth                         $   208,619       $    156,892         $     36,815*
Real Estate                              $   880,021       $    652,796         $    535,571
Small Company Value                      $    64,387       $     52,078         $     55,852
MFS Mid-Cap Growth                       $ 1,479,981       $  2,353,810         $  1,775,861
Aggressive Growth                        $ 1,543,782       $  2,367,707         $  3,835,607
Growth Opportunities                     $   173,157       $    178,098         $     86,954*
Marsico Growth                           $   400,885       $     84,629         $      4,175**
Technology                               $   329,448       $    486,524         $    251,412*
Small & Mid Cap Value                    $    21,665***              --                   --
International Growth and Income          $ 2,431,931       $  2,797,985         $  2,862,380
Global Equities                          $ 2,422,005       $  3,488,128         $  4,664,885
International Diversified Equities       $ 2,358,196       $  3,327,038         $  4,356,790
Emerging Markets                         $ 1,038,376       $    955,954         $  1,289,052
Foreign Value                            $    26,794***              --                   --

-------------------

*        For the period 7/05/00 (commencement of operations) through 1/31/01.

**       For the period 12/29/00 (commencement of operations) through 1/31/01.

***      For the period 8/1/02 (commenced of operations) through 1/31/03.

         For certain Portfolios, the Adviser has agreed to reimburse expenses, if necessary, to keep annual operating expense at or below the following percentage of each of the following percentage of each of the following Portfolio's average net assets: Equity Income Portfolio* 1.35% for Class 1 shares. Equity Index Portfolio 0.55% for Class 1 shares. Goldman Sachs Research Portfolio 1.35%, 1.50% and 1.60% for Class 1 shares, Class 2 shares and Class 3 shares, respectively. Blue Chip Growth Portfolio 0.85%,

1.00% and 1.10% for Class 1 shares, Class 2 shares and Class 3 shares, respectively. Small Company Value Portfolio* 1.60% for Class 1 shares. Growth Opportunities Portfolio 1.00%, 1.15% and 1.25% for Class 1 shares, Class 2 shares and Class 3 shares, respectively. Marsico Growth Portfolio 1.00%, 1.15% and 1.25% for Class 1 shares, Class 2 shares and Class 3 shares, respectively. Small & Mid Cap Value Portfolio 1.65% and 1.75% for Class 2 shares and Class 3 shares, respectively. Foreign Value Portfolio 1.95% and 2.05% for Class 2 shares and Class 3 shares, respectively. The Adviser may voluntarily reimburse additional amounts to increase return to a Portfolio's investors. The Adviser may terminate all such waivers and or/reimbursements at any time. Waivers or reimbursements made by the Adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the foregoing expense limitations.

         * Prior to August 1, 2002, the expense limitations on Class 1 shares of Equity Income Portfolio and Small Company Value Portfolio were 0.95% and 1.40%, respectively.

         For the fiscal year ended January 31, 2003, the Adviser voluntarily waived fees or reimbursed expenses, which are not included as part of the table as follows: Equity Income Portfolio - $35,468; Equity Index Portfolio - $18,369; Goldman Sachs Research Portfolio - $32,166; Blue Chip Growth Portfolio - $31,449; Small Company Value Portfolio - $38,919; Growth Opportunities Portfolio
- $17,829; and Marsico Growth Portfolio - $16,556; Small and Mid Cap Value Portfolio - $66,413; Foreign Value Portfolio - $80,818. Certain Portfolios had recoupments for the fiscal year ended January 31, 2003, and such recoupments, which are not included as part of the advisory fee table, were as follows:
Equity Income Portfolio - $5,217; Equity Index Portfolio - $4,839; Goldman Sachs Research Portfolio - $2,392; Blue Chip Growth Portfolio - $1,751; Small Company Value Portfolio - $1,465; Growth Opportunities Portfolio - $2,632 and Marsico Growth Portfolio - $14,244.

                           PERSONAL SECURITIES TRADING

         The Trust, the Adviser and the Distributor have adopted a written Code of Ethics (the "SAAMCo Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SAAMCo Code is (1) any trustee, director, officer, general partner or advisory person of the Trust or the Adviser; (2) any director or officer of the Distributor who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer (as defined in the SAAMCo Code) as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by the Adviser, (ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits and (vi) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Portfolios. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. The Adviser reports to the Board of Trustees on a quarterly basis, as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or any Subadviser during the quarter.

         Provisions of a Subadviser's Code of Ethics are applicable to persons who, in connection with their regular functions or duties as employees of the Subadviser, make, participate in, or obtain information regarding the purchase or sale of a security, or whose functions relate to the making of any recommendation with respect to such purchase or sale by the Portfolio managed by such Subadviser. Such provisions may be more restrictive than the provision set forth in the SAAMCo Code. Material violations of a Subadviser's Code of Ethics will be reported to the Trust's board of trustees.

                             SUBADVISORY AGREEMENTS

         Alliance, BACAP, Davis, Federated, GSAM, GSAM-International, Marsico, MFS, Van Kampen, Putnam, Templeton, Franklin, USBAM, WMA act as Subadvisers to certain of the Trust's Portfolios pursuant to various Subadvisory Agreements with SAAMCo. Under the Subadvisory Agreements, the Subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the Subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the Subadvisers' fees.

         Alliance is an indirect majority-owned subsidiary of AXA Financial, Inc. Alliance does business in certain circumstances, including its role as Subadviser to the Small & Mid Cap Value Portfolio of the Trust, using the name Alliance Bernstein

Institutional Investment Management ("Alliance Bernstein"). Alliance Bernstein is the institutional marketing and client servicing unit of Alliance. BACAP is a wholly-owned subsidiary of Bank of America NA, which in turn is a wholly owned banking subsidiary of Bank of America Corporation. Federated is a wholly-owned subsidiary of Federated Investors, Inc. As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman, Sachs & Co., GSAM and GSAM-International are units of IMD. MFS is an indirect wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. Van Kampen is a subsidiary of Morgan Stanley Dean Witter & Co. Templeton is a wholly owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial service industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Franklin Resources Inc. Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of bank of America Corporation in January 2001. Putnam is a Delaware limited liability company. USBAM is a division of U.S. Bank National Association. U.S. Bank National Association is a subsidiary of U.S. Bancorp. WMA is a wholly-owned subsidiary of New America Capital, Inc., a holding company which in turn is a wholly-owned subsidiary of Washington Mutual, Inc. Effective August 28, 2002, Franklin serves as subadviser to the Small Company Value Portfolio, replacing USBAM. Franklin is a wholly-owned subsidiary of Franklin Templeton Investments.

         The Subadvisory Agreements, after initial approval with respect to a Portfolio, continue in effect for a period of two years, in accordance with their terms, unless terminated, and may thereafter be renewed from year to year as to a Portfolio for so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreement may be terminated at any time, without penalty, by the Trustees, by the holders of a majority of the respective Portfolio's outstanding voting securities, by SAAMCo or not less than 30 nor more than 60 days, written notice to the Subadviser, or by the Subadviser on 90 days, written notice to SAAMCo and the Trust. Under the terms of the Subadvisory Agreement, the Subadviser is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.

         In approving each Subadvisory Agreement, the Board, including the disinterested Trustees, considered the reasonableness of the fee paid to the Subadviser by the Adviser in light of the extent and quality of the advisory services provided and any additional benefits received by the Subadviser or its affiliates in connection with providing services to the Portfolios and compared the fees charged by the Subadviser to those paid by similar funds for comparable services. The Board also considered each Portfolio's performance relative to a selected peer group and to other benchmarks, the expense ratio of each Portfolio in comparison to other funds of comparable size, the history, reputation and qualifications and background of the management personnel and its financial condition, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Portfolio performance and the Subadviser's services, and benefits potentially accruing to the Subadviser and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Subadviser, if any, as well as research services received by the Subadviser from brokers-dealers who execute transactions on behalf of the Portfolios. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Subadvisory Agreement was in the best interests of each Portfolio and its shareholders. The Independent Trustees were advised by separate independent legal counsel throughout the process.

         The Adviser pays each Subadviser a monthly fee with respect to each Portfolio for which the Subadviser performs services, computed on average daily net assets, at the following annual rates:

   SUBADVISER                           PORTFOLIO                                FEE
   ----------                           ---------                                ---
Alliance                      Alliance Growth Portfolio              .35% on the first $50 million
                                                                     .30% on the next $100 million
                                                                     .25% thereafter

                              Growth-Income Portfolio                .35% on the first $50 million
                                                                     .30% on the next $100 million
                                                                     .25% on the next $150 million
                                                                     .20% on the next $200 million
                                                                     .15% thereafter

                              Global Equities Portfolio              .50% on the first $50 million
                                                                     .40% on the next $100 million
                                                                     .30% on the next $150 million
                                                                     .25% thereafter

                              Small & Mid Cap Value Portfolio        .50% of Net Assets

BACAP                         Cash Management Portfolio              .15% on the first $750 million
                                                                     .10% thereafter

Davis                         Davis Venture Value Portfolio          .45% on the first $100 million
                              Real Estate Portfolio                  .40% on the next $400 million
                                                                     .35% thereafter

Federated                     Corporate Bond Portfolio               .30% on the first $25 million
                                                                     .25% on the next $25 million
                                                                     .20% on the next $100 million
                                                                     .15% thereafter

                              Federated American Leaders             .55% on the first $20 million
                              Portfolio

                              Telecom Utility Portfolio              .35% on the next $30 million
                                                                     .25% on the next $100 million
                                                                     .20% on the next $350 million
                                                                     .15% thereafter

Franklin*                     Small Company Value Portfolio          .60% on the first $200 million
                                                                     .52% on the next $300 million
                                                                     .50% thereafter

GSAM                          Goldman Sachs Research                 .80% on the first $500 million
                                                                     .70% thereafter

GSAM-International            Global Bond Portfolio                  .40% on the first $50 million
                                                                     .30% on the next $100 million
                                                                     .25% on the next $100 million
                                                                     .20% thereafter

Marsico                       Marsico Growth Portfolio               .45% of Net Assets

MFS                           MFS Massachusetts Investors Trust      .40% on the first $300 million
                              Portfolio                             .375% on the next $300 million
                                                                     .35% on the next $300 million
                                                                    .325% on the next $600 million
                                                                     .25% thereafter

                              MFS Total Return Portfolio            .375% of Net Assets

   SUBADVISER                           PORTFOLIO                                FEE
   ----------                           ---------                                ---
                              MFS Mid-Cap Growth Portfolio           .40% on the first $300 million
                                                                    .375% on the next $300 million
                                                                     .35% on the next $300 million
                                                                    .325% on the next $600 million
                                                                     .25% thereafter

Van Kampen                    International Diversified Equities     .65% on the first $350 million
                              Portfolio

                              Worldwide High Income Portfolio        .60% thereafter

                              Technology                             .70% on the first $250 million
                                                                     .65% on the next $250 million
                                                                     .60% thereafter

Putnam                        Putnam Growth: Voyager Portfolio       .50% on the first $150 million
                                                                     .45% on the next $150 million
                                                                     .35% thereafter

                              Emerging Markets Portfolio            1.00% on the first $150 million
                                                                     .95% on the next $150 million
                                                                     .85% thereafter

                              International Growth and Income        .65% on the first $150 million
                              Portfolio                              .55% on the next $150 million
                                                                     .45% thereafter

Templeton                     Foreign Value Portfolio               .625% on the first $50 million
                                                                    .465% on the next $150 million
                                                                    .375% on the next $300 million
                                                                     .35% thereafter

USBAM                         Equity Income Portfolio                .30% of Net Assets

                              Equity Index Portfolio                .125% of Net Assets

WMA  **                       Asset Allocation Portfolio             .40% on the first $50 million
                                                                     .30% on the next $100 million
                                                                     .25% on the next $100 million
                                                                     .20% thereafter

-------------

* On August 28, 2002, Franklin replaced USBAM as subadviser to the Small Company Value Portfolio.

** On July 2, 2001, WMA replaced GSAM as subadviser to the Asset Allocation Portfolio.

The following table sets forth the fees paid to the Subadvisers, for the fiscal years ended January 31, 2001, 2002 and 2003.

                                SUBADVISORY FEES

    SUBADVISER                 PORTFOLIO                 2003              2002                2001
    ----------                 ---------                 ----              ----                ----
Alliance                 Alliance Growth             $3,946,786          $ 5,470,423       $  7,615,575
                         Growth-Income               $2,281,968          $ 2,891,854       $  3,475,666
                         Global Equities             $1,140,721          $ 1,556,980       $  2,009,602
                         Small & Mid Cap             $   10,834***                --                 --
                              Value

    SUBADVISER                 PORTFOLIO                 2003              2002                2001
    ----------                 ---------                 ----              ----                ----
BACAP+++                 Cash Management             $  957,156          $ 1,026,984       $     62,289

Davis                    Davis Venture Value         $7,426,281          $ 9,002,306       $  9,319,997
                         Real Estate                 $  492,459          $   367,183       $    301,258

Federated                Corporate Bond              $  541,692          $   473,919       $    391,118
                         Federated American          $  656,592          $   672,165       $    601,843
                           Leaders

                         Telecom Utility             $  256,837          $   345,299       $    385,303

Franklin++               Small Company               $   33,913          $    41,662       $     44,682
                         Value

GSAM                     Goldman Sachs               $  235,818          $   291,265       $    112,289**
                            Research

GSAM-                    Global Bond                 $  481,640          $   486,617       $    440,438
International

Marsico                  Marsico Growth              $  212,232          $    44,804       $      2,210**

MFS                      MFS Massachusetts           $1,108,601          $ 1,344,574       $  1,438,459
                          Investors Trust
                         MFS Total Return            $2,157,206          $ 1,464,243       $    907,814
                         MFS Mid-Cap                 $  766,362          $ 1,248,597       $    945,209
                           Growth

Van Kampen               Worldwide High              $  548,971          $   664,241       $    774,438
                           Income
                         International               $1,532,757          $ 2,154,795       $  2,789,074
                         Diversified Equities

                         Technology                  $  192,177          $   283,806       $    146,657*

Putnam                   International Growth        $1,543,594          $ 1,764,790       $  1,803,494
                         and Income
                         Emerging Markets            $  830,701          $   764,763       $  1,031,241
                         Putnam Growth:              $1,679,521          $ 2,365,699       $  3,243,453
                           Voyager

Templeton                Foreign Value               $   16,338***                --                 --

USBAM                    Equity Income               $   21,970          $    23,973       $     22,227
                         Equity Index                $   54,822          $    67,616       $     82,947

WMA+                     Asset Allocation            $1,245,327          $   824,166                 --

-----------

+ GSAM was the Subadviser for the Asset Allocation Portfolio until July 2, 2001, when WMA became Subadviser forthat Portfolio.

++ USBAM was the Subadviser for the Small Company Value Portfolio until August 28, 2002, when Franklin became Subadviser for that Portfolio.

+++ For the period 12/29/00 (date management of Portfolio was transferred from SAAMCo to BACAP) through 1/31/01.

*        For the period 7/5/00 (commencement of operations) through 1/31/01.

**       For the period 12/29/00 (commencement of operations) through 1/31/01.

***      For the period 8/1/02 (commencement of operations) through 1/31/03.

                             DISTRIBUTION AGREEMENT

         The Trust, on behalf of each Portfolio, has entered into a distribution agreement (the "Distribution Agreement") with the Distributor, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Portfolio to the Separate Accounts of the Life Companies. The address of the Distributor is Harborside Financial Center, 3200 Plaza Five, Jersey City, New Jersey 07311-4992. The Distribution Agreement provides that the Distributor may also distribute shares of the Portfolios. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the cost of printing and distributing prospectuses, annual reports and other periodic reports with respect to each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing, printing and distributing any other supplemental advertising and sales literature. However, certain promotional expenses may be borne by the Portfolios, including printing and distributing prospectuses, proxy statements, notices, annual reports and other periodic reports to existing shareholders.

         After its initial approval, the Distribution Agreement will continue in effect for an initial two year term and thereafter from year to year, with respect to each Portfolio, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the disinterested Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days' written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

                                RULE 12b-1 PLANS

         The Board of Trustees has adopted a Rule 12b-1 Plan for Class 1 shares (the "Class 1 Plan"), Class 2 shares (the "Class 2 Plan") and Class 3 shares (the "Class 3 Plan" and, together with the Class 1 Plan and Class 2 Plan, the "12b-1 Plans") pursuant to Rule 12b-1 under the 1940 Act. Reference is made to "Account Information" in the Prospectuses for certain information with respect to the Class 1, Class 2 and Class 3 Plans. The Class 1 Plan does not provide for a service fee. The Class 2 Plan provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class 2 shares. The Class 3 Plan provides for service fees payable at the annual rate of 0.25% of the average daily net assets of such Class 3 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 2 and 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolios' Class 2 and 3 shares. It is possible that, in any given year, the amount paid to certain financial intermediaries for such services could exceed the financial intermediaries' costs as described above.

         As of August 1, 2002, Class 1 and Class 2 shares of each Portfolio are subject to distribution fees pursuant to the 12b-1 Plans. As of September 30, 2002, Class 3 shares of each Portfolio are subject to distribution fees pursuant to the 12b-1 Plans. Each Portfolio, other than the Cash Management Portfolio may participate in directed brokerage programs, whereby a portion of the brokerage commissions generated by a Portfolio may be used to make payments to the Distributor to pay for various distribution activities. Such payments to the Distributor will not exceed an annual rate of 0.75% of the average daily net assets of Class 1, Class 2 and Class 3 shares of each Portfolio to compensate the Distributor and certain financial intermediaries to pay for activities principally intended to result in the sale of Class 1, Class 2 and Class 3 shares of each Portfolio.

         The following table sets forth the distribution, account maintenance and service fees the Distributor received from the Portfolios for the fiscal years ended January 31, 2003 and 2002.

               DISTRIBUTION, ACCOUNT MAINTENANCE AND SERVICE FEES

----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                      2003                                                      2002
----------------------------------------------------------------------------------------------------------------------------------
                           CLASS 1          CLASS 2(1)         CLASS 3(2)           CLASS 1           CLASS 2(1)           CLASS 3
----------------------------------------------------------------------------------------------------------------------------------
Cash                         N/A             $ 83,431           $ 2,694               N/A              $ 7,746               N/A
Management
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Corporate Bond               N/A             $ 38,841           $   968               N/A              $ 3,045               N/A
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Global Bond                  N/A             $ 10,559           $   269               N/A              $   861               N/A
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
High-Yield                   N/A             $ 17,685           $   769               N/A              $ 1,291               N/A
Bond Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Worldwide High               N/A             $  2,957           $    59               N/A              $   325               N/A
Income
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
SunAmerica                   N/A             $ 22,599           $   230               N/A              $ 1,904               N/A
Balanced
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
MFS Total                  $ 40,794          $ 96,255           $ 1,890               N/A              $ 5,236               N/A
Return Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Asset Allocation             N/A             $ 11,940           $   222               N/A              $   744               N/A
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Telecom Utility            $ 40,950          $  5,958           $    74               N/A              $   559               N/A
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Equity Income                N/A               N/A                N/A                 N/A                N/A                 N/A
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Equity Index                 N/A               N/A                N/A                 N/A                N/A                 N/A
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Growth-Income              $141,016          $ 50,099           $   778               N/A              $ 4,754               N/A
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Federated                  $ 26,845          $ 21,338           $   520               N/A              $ 2,023               N/A
American
Leaders
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Davis Venture                N/A             $107,583           $ 2,277               N/A              $ 9,835               N/A
Value Portfolio
----------------------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall               N/A             $ 11,008           $   227               N/A              $   904               N/A
Street Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Alliance Growth            $106,522          $ 57,548           $   982               N/A              $ 6,233               N/A
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs                N/A             $  4,734           $   105               N/A              $   674               N/A
Research
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
MFS                        $ 48,723          $ 21,840           $   546               N/A              $ 1,881               N/A
Massachusetts
Investors Trust
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Putnam Growth:             $ 47,817          $ 12,618           $   318               N/A              $ 1,244               N/A
Voyager
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Blue Chip                    N/A             $  8,532           $   179               N/A              $   807               N/A
Growth
Portfolio
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                      2003                                                      2002
----------------------------------------------------------------------------------------------------------------------------------
                           CLASS 1          CLASS 2(1)         CLASS 3(2)           CLASS 1           CLASS 2(1)           CLASS 3
----------------------------------------------------------------------------------------------------------------------------------
Real Estate                  N/A             $ 10,555           $   291               N/A              $   537               N/A
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Small Company                N/A               N/A                N/A                 N/A                N/A                 N/A
Value Portfolio
----------------------------------------------------------------------------------------------------------------------------------
MFS Mid-Cap                $ 36,000          $ 34,372           $   948               N/A              $ 3,511               N/A
Growth
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth            N/A             $  8,512           $   149               N/A              $ 1,034               N/A
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Growth                       N/A             $  3,980           $   186               N/A              $   447               N/A
Opportunities
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Marsico Growth               N/A             $ 17,001           $   461               N/A              $ 1,280               N/A
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Technology                 $  5,041          $  5,963           $   265               N/A              $   768               N/A
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Small & Mid                  N/A             $  2,659           $   985               N/A                N/A                 N/A
Cap Value
Portfolio(3)
----------------------------------------------------------------------------------------------------------------------------------
International                N/A             $ 17,086           $   556               N/A              $ 1,432               N/A
Growth and
Income
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Global Equities            $ 22,861          $ 12,167           $   160               N/A              $ 1,033               N/A
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
International                N/A             $ 14,196           $   894               N/A              $   970               N/A
Diversified
Equities
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Emerging                     N/A             $  3,554           $   146               N/A              $   210               N/A
Markets
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Foreign Value                N/A             $  3,016           $ 1,509               N/A                N/A                 N/A
Portfolio(3)
----------------------------------------------------------------------------------------------------------------------------------

(1)      From date of inception of July 9, 2001.

(2) From date of inception of September 30, 2002 for all except Telecom Utility and Worldwide Income Portfolios which was November 11, 2002.

(3)      From (commencement of operations) on August 1, 2002.

         Continuance of the 12b-1 Plans with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Independent Trustees. Each 12b-1 Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to Class 1, Class 2 and Class 3 shares of a Portfolio, without approval of the shareholders of the Class 1, Class 2 and Class 3 shares of the Portfolio, respectively. In addition, all material amendments to each 12b-1 Plan must be approved by the Trustees in the manner described above. The 12b-1 Plans may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class 1, Class 2 and Class 3 shares of the Portfolio, respectively. So long as each 12b-1 Plan is in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees' quarterly review of the 12b-1 Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the 12b-1 Plans. In their consideration of the 12b-1 Plans with respect to each Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the

Portfolio for the shareholders of Class 1, Class 2 and Class 3 shares of the Portfolio.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

         Under the Code, each Portfolio is treated as a separate regulated investment company providing qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. government securities, and other securities limited in respect of any one issuer to not greater than 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

         So long as a Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends. It is the policy of each Portfolio to distribute to its shareholders substantially all of its ordinary income and net capital gains realized during each fiscal year. All distributions are reinvested in shares (of the same class) of the Portfolio at net asset value unless the transfer agent is instructed otherwise.

         Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a nondeductible 4% excise tax. However, the excise tax generally does not apply to a regulated investment company whose only shareholders are certain tax-exempt trust or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid imposition of the excise tax, each Portfolio intends to qualify for this exemption or to comply with the calendar year distribution requirement.

         Each Portfolio of the Trust is also subject to variable contract asset diversification regulations prescribed by the U.S. Treasury Department under the Code. These regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the value of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. If a Portfolio fails to comply with these regulations, the contracts invested in that Portfolio will not be treated as annuity, endowment or life insurance contracts for federal income tax purposes and the income allocable to the contracts will be subject to federal income tax as ordinary income.

         Since the shares of the Portfolios are offered only in connection with the Variable Contracts, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the Prospectuses for such contracts.

         A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio's investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Portfolio's recognition of taxable income in excess of cash generated by such investments.

         Options, forward contracts, futures contracts and foreign currency transactions entered into by a Portfolio will be subject to special tax rules. These rules may accelerate income to a Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Portfolio.

         The Real Estate Portfolio may invest in REITs that hold residual interests in REMICs. Under regulations to be prescribed by Treasury (which, if and when issued, could apply retroactively), the Real Estate Portfolio may have income from a REIT that is attributable to the REIT's residual interest in a REMIC and that is treated as an "excess inclusion". Under certain circumstances, the shareholders of the Real Estate Portfolio may have income constituting an "excess inclusion" (in proportion to the dividends received by such shareholders from the Real Estate Portfolio) with the same federal income tax consequences as if such shareholders held the related REMIC residual interest directly.

         A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, the "PFIC income"), plus a certain interest charge, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect, at the end of the Portfolio's taxable year, the Portfolio will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Portfolio may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election, a Portfolio would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.

         Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of the Portfolio assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.

         For the fiscal year ended January 31, 2003, the Portfolios had the following capital loss carry-forwards:

           PORTFOLIO                        LOSS CARRY-FORWARDS
           ---------                        -------------------
Cash Management..............                  $    816,512
Corporate Bond...............                  $ 18,745,197
Global Bond..................                  $  2,559,740
High Yield Bond..............                  $156,792,537
Worldwide High Income........                  $ 42,729,615
SunAmerica Balanced..........                  $115,577,068
MFS Total Return.............                  $ 17,355,907
Asset Allocation.............                  $ 32,655,788
Telecom Utility..............                  $ 51,047,646
Equity Index.................                  $  2,713,127
Equity Income................                  $    297,834
Growth-Income................                  $216,920,393
Federated American Leaders...                  $ 19,319,784
Davis Venture Value..........                  $171,712,787
"Dogs" of Wall Street........                  $  4,932,840
Alliance Growth..............                  $907,318,196
Goldman Sachs Research.......                  $ 25,441,297
MFS Massachusetts Investors
Trust........................                  $ 80,301,102
Putnam Growth: Voyager.......                  $216,259,444
Blue Chip Growth.............                  $ 11,905,496
Real Estate..................                  $  8,964,395
Small Company Value..........                  $    408,438
MFS Mid-Cap Growth...........                  $280,335,213
Aggressive Growth............                  $261,810,329
Growth Opportunities.........                  $ 26,114,133
Marsico Growth...............                  $  6,463,763
Technology...................                  $ 56,657,272
Small & Mid Cap Value........                  $      2,021
International Growth and Income                $ 78,410,469
Global Equities..............                  $184,839,658

International Diversified Equities....          $ 87,118,742
Emerging Markets......................          $ 26,549,210
Foreign Value.........................          $      2,876

         To the extent not yet utilized, such losses will be available to each of the Portfolios to offset future gains through 2004 and 2010. The utilization of such losses will be subject to annual limitations under the Code.

                                PERFORMANCE DATA

         Because you invest in a Portfolio through variable annuity contracts or variable insurance policies, you should be aware the performance presented does not reflect contract charges or separate account charges which will reduce Portfolio values which are available to contract owners. Information about separate account performance is available in the applicable contract prospectus.

         Each Portfolio may advertise performance data that reflects various measures of total return and each Portfolio may advertise data that reflects yield. An explanation of the data presented and the methods of computation that will be used are as follows.

         A Portfolio's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

         Average annual total return is determined separately for each class in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the 1-, 5-, and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                                 P(1 + T)(n) = ERV

         P       =       a hypothetical initial purchase payment of $1,000
         T       =       average annual total return
         n       =       number of years
         ERV     =ending redeemable value of a hypothetical $1,000 payment made at the beginning of the first period.

         Average annual total return information for each Portfolio is presented below for the 1-, 5- and 10-year periods (or from date of inception, if sooner) ended January 31, 2003. No performance information is shown for the Foreign Value and Small & Mid Cap Value Portfolios since they have not been in existence for at least one full calendar year. Class 2 share performance is not shown for the Equity Income, Equity Index and Small Company Value Portfolios. No performance information is shown for Class 3 shares since they have not been in existence for at least one full calendar year.

------------------------------------------------------------------------------------------------------------------------
             CLASS 1 SHARES                              SINCE INCEPTION      ONE YEAR        FIVE YEARS       TEN YEARS
------------------------------------------------------------------------------------------------------------------------
Cash Management Portfolio(1)                                  4.27%             1.22%            4.10%            N/A
------------------------------------------------------------------------------------------------------------------------
Corporate Bond Portfolio(2)                                   5.80%             7.17%            4.60%            N/A
----------------------------------------------------------------------------------------------------------------------
Global Bond Portfolio(2)                                      6.93%             6.36%            5.83%            N/A
----------------------------------------------------------------------------------------------------------------------
High-Yield Bond Portfolio(1)                                  3.32%            -3.92%           -3.25%            N/A
----------------------------------------------------------------------------------------------------------------------
Worldwide High Income Portfolio(3)                            5.94%             0.45%           -1.39%            N/A
----------------------------------------------------------------------------------------------------------------------
SunAmerica Balanced Portfolio(4)                              4.71%           -14.95%           -0.34%            N/A
----------------------------------------------------------------------------------------------------------------------
MFS Total Return Portfolio(3)                                10.10%            -5.96%            6.18%            N/A
----------------------------------------------------------------------------------------------------------------------
Asset Allocation Portfolio(2)                                 7.20%            -6.78%            0.03%            N/A
----------------------------------------------------------------------------------------------------------------------
Telecom Utility Portfolio(4)                                 -1.17%           -22.90%           -7.30%            N/A
----------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio(5)                                   -1.25%           -18.06%             N/A             N/A
----------------------------------------------------------------------------------------------------------------------
Equity Index Portfolio(5)                                    -6.55%           -23.31%             N/A             N/A
----------------------------------------------------------------------------------------------------------------------
Growth-Income Portfolio(1)                                    8.99%           -21.61%           -0.07%            N/A
----------------------------------------------------------------------------------------------------------------------
Federated American Leaders Portfolio(4)                       5.00%           -20.76%           -0.50%            N/A
----------------------------------------------------------------------------------------------------------------------
Davis Venture Value Portfolio(3)                             11.09%           -15.79%            1.21%            N/A
----------------------------------------------------------------------------------------------------------------------

"Dogs" of Wall Street Portfolio(6)                           -2.27%           -13.07%             N/A             N/A
----------------------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio(1)                                  9.55%           -30.08%           -2.32%            N/A
----------------------------------------------------------------------------------------------------------------------
Goldman Sachs Research Portfolio(7)                         -22.78%           -24.59%             N/A             N/A
----------------------------------------------------------------------------------------------------------------------
MFS Massachusetts Investors Trust Portfolio(1)                5.38%           -21.88%           -2.48%            N/A
----------------------------------------------------------------------------------------------------------------------
Putnam Growth: Voyager Portfolio(1)                           4.64%           -25.77%           -4.99%            N/A
----------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Portfolio(7)                               -24.83%           -27.85%             N/A             N/A
----------------------------------------------------------------------------------------------------------------------
Real Estate Portfolio(8)                                      4.10%             3.41%            1.51%            N/A
----------------------------------------------------------------------------------------------------------------------
Small Company Value Portfolio(5)                              3.74%           -14.54%             N/A             N/A
----------------------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth Portfolio(9)                              -7.50%           -41.90%             N/A             N/A
----------------------------------------------------------------------------------------------------------------------
Aggressive Growth Portfolio(4)                                1.42%           -24.28%           -0.78%            N/A
----------------------------------------------------------------------------------------------------------------------
Growth Opportunities Portfolio(7)                           -33.36%           -40.17%             N/A             N/A
----------------------------------------------------------------------------------------------------------------------
Marsico Growth Portfolio(10)                                -12.67%           -14.55%             N/A             N/A
----------------------------------------------------------------------------------------------------------------------
Technology Portfolio(7)                                     -48.73%           -47.66%             N/A             N/A
----------------------------------------------------------------------------------------------------------------------
International Growth and Income Portfolio(8)                 -2.28%           -20.66%           -3.75%            N/A
----------------------------------------------------------------------------------------------------------------------
Global Equities Portfolio(1)                                  3.46%           -24.98%           -5.54%            N/A
----------------------------------------------------------------------------------------------------------------------
International Diversified Equities Portfolio(3)              -3.06%           -28.45%           -9.72%            N/A
----------------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio(8)                                -7.49%           -10.63%           -3.53%            N/A
----------------------------------------------------------------------------------------------------------------------

(1)      From date of inception of February 9, 1993.

(2)      From date of inception of July 1, 1993.

(3)      From date of inception of October 28, 1994.

(4)      From date of inception of June 3, 1996.

(5)      From date of inception of December 14, 1998.

(6)      From date of inception of April 1, 1998.

(7)      From date of inception of July 5, 2000.

(8)      From date of inception of June 2, 1997.

(9)      From date of inception of April 1, 1999.

(10)     From date of inception of December 29, 2000.

------------------------------------------------------------------------------------------------------------------------
             CLASS 1 SHARES                              SINCE INCEPTION      ONE YEAR        FIVE YEARS       TEN YEARS
------------------------------------------------------------------------------------------------------------------------
Cash Management Portfolio(1)                                  1.64%             1.22%             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
Corporate Bond Portfolio(1)                                   6.94%             6.99%             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
Global Bond Portfolio(1)                                      5.33%             6.18%             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
High-Yield Bond Portfolio(1)                                 -4.95%            -3.87%             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
Worldwide High Income Portfolio(1)                            0.20%             0.10%             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
SunAmerica Balanced Portfolio(1)                            -12.94%           -15.04%             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
MFS Total Return Portfolio(1)                                -3.71%            -6.12%             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
Asset Allocation Portfolio(1)                                -4.85%            -6.87%             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
Telecom Utility Portfolio(1)                                -22.87%           -22.99%             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio                                        N/A              N/A               N/A             N/A
------------------------------------------------------------------------------------------------------------------------
Equity Index Portfolio                                         N/A              N/A               N/A             N/A
------------------------------------------------------------------------------------------------------------------------
Growth-Income Portfolio(1)                                  -18.98%           -21.75%             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
Federated Value Portfolio(1)                                -16.20%           -20.98%             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
Davis Venture Value Portfolio(1)                            -13.61%           -15.88%             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street Portfolio(1)                           -5.91%           -13.26%             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio(1)                                -22.87%           -30.17%             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Research Portfolio(1)                         -25.53%           -24.63%             N/A             N/A
------------------------------------------------------------------------------------------------------------------------

MFS Growth and Income Portfolio(1)                          -17.80%           -22.04%             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
Putnam Growth Portfolio(1)                                  -23.36%           -25.87%             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Portfolio(1)                               -23.82%           -27.93%             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
Real Estate Portfolio(1)                                      2.56%             3.24%             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
Small Company Value Portfolio                                  N/A              N/A               N/A             N/A
------------------------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth Portfolio(1)                             -38.54%           -41.94%             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Portfolio(1)                              -25.10%           -24.37%             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Portfolio(1)                           -31.53%           -40.24%             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
Marsico Growth Portfolio(1)                                 -10.19%           -14.68%             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
Technology Portfolio(1)                                     -40.51%           -47.66%             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
International Growth and Income Portfolio(1)                -18.64%           -20.78%             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
Global Equities Portfolio(1)                                -21.35%           -25.10%             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
International Diversified Equities Portfolio(1)             -26.02%           -28.43%             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio(1)                                -4.50%           -10.71%             N/A             N/A
------------------------------------------------------------------------------------------------------------------------

(1)      From date of inception of July 9, 2001.

         Each Portfolio may advertise cumulative, rather than average return, for each class of its shares for periods of time other than the 1-, 5-, and 10-year periods or fractions thereof, as discussed above. Such return data will be computed in the same manner as that of average annual total return, except that the actual cumulative return will be computed.

         Total return information is based on a Portfolio's historical performance and is not intended to indicate future performance. A Portfolio's total return and yield will vary depending on market conditions, the securities comprising the Portfolio's portfolio, the Portfolio's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Portfolio will fluctuate and investor's shares, when redeemed, may be worth more or less than their original cost.

DISTRIBUTION RATE CALCULATION

         The Portfolios may advertise a non-standardized distribution rate. The distribution rate may be calculated as frequently as daily, based on the latest normal dividend paid. The latest normal dividend is annualized by multiplying the dividend by a factor based on the dividend frequency (12 for monthly or 4 for quarterly). The result is then divided by the higher of the current net asset value and the maximum offering price. For example, a bond portfolio may pay a monthly dividend of 0.04536. This is multiplied by 12 since it is a monthly dividend. The result, 0.54432, is divided by the offering price of $9.89. That equals a distribution rate of 5.50%.

         The distribution rate measures the level of the ordinary income, including short-term capital gains, that is actually paid out to investors. This is different from fund yield, which is a measure of the income earned by a fund's investments, but which may not be directly paid out to investors. Total return measures the income earned, as does the yield, but also measures the effect of any realized or unrealized appreciation or depreciation of the portfolio's investments.

COMPARISONS

         Each Portfolio may compare its total return or yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in a Portfolio. The following references may be used:

- Standard & Poor's MidCap 400 Index - consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is also a market-value weighted index.

- Nasdaq Composite Index - Includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks on The Nasdaq Stock Market.

- Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks (Dow Jones Transportation Average). Comparisons of performance assume reinvestment of dividends.

- Standard & Poor's 500 Composite Stock Price Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

- S&P 500/Barra Value Index - These indices are designed to differentiate between fast growing companies and slower growing or undervalued companies. Standard & Poor's and Barra Cooperate to employ a price to book value calculation, whereby the market capitalization of an index (S&P 500, S&P Mid Cap 400, S&P Small Cap 600) is divided equally between growth and value. The growth and value definition are only available on the US indices. The indices are rebalanced twice per year.

- Morgan Stanley Real Estate Investment Trust (REIT) Index - Capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

- Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East Index - Represents the foreign stocks of 20 countries in Europe, Australasia and the Far East.

- MSCI All Country World Free Index - market capitalization weighted benchmark of the listed securities of Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, United States, and Venezuela, that uses an arbitrary sampling of stocks and aims to capture 60% of the total market capitalization at both the country and industry levels.

- MSCI World Index - Measures the performance of companies representative of the market structure of 22 developed market countries in North America, Europe and Asia/Pacific regions.

- Salomon Smith Barney World Government Bond - U.S. $ Hedge Index - market capitalization weighted, total return benchmark designed to cover the government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, Spain, Sweden, Switzerland, United Kingdom and the United States. For a country to be added to the Index, its eligible issues must total at least US$20 billion, DM30 billion, and Y2.5 trillion for three consecutive months.

- MSCI Emerging Markets-Free Index - Measures the performance of companies representative of the market structure of 25 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

- The NYSE composite or component indices - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

- Lipper: Mutual Fund Performance Analysis, Fixed Income Analysis, and Mutual Fund Indices - measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

- CDA Mutual Fund Report, published by CDA Investment Technologies, analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

- Mutual Fund Source Book, Principia and other publications and information services provided by Morningstar, Inc. - analyzes price, risk and total return for the mutual fund industry.

- Financial publications: Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Pension and Investment Age, United Mutual Fund Selector, and Wiesenberger Investment Companies Service, and other publications containing financial analyses that rate mutual fund performance over specified time periods.

-        Consumer Price Index (or Cost of Living Index), published by the U.S.
         Bureau of Labor Statistics - a statistical measure of periodic change in the price of goods and services in major expenditure groups.

- Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

-        Savings and Loan Historical Interest Rates as published in the U.S.
         Savings & Loan League Fact Book.

- Russell 2000 and 3000 Indices - represents the top 2,000 and the top 3,000 stocks, respectively, traded on the NYSE, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

- Russell 1000 Growth Index - Consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

- Russell 2000 Value Index - Measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values.

- Lehman Brothers Aggregate Bond Index - represents securities that are domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

- Lehman Brothers Corporate Bond Index - includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

- Lehman Brothers Aggregate Bond Index - combines several Lehman Brothers fixed-income indices to give a broad view of the bond market - 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

- J.P. Morgan Global Government Bond Index - tracks the performance of bonds throughout the world, including issues from Europe, Australia, the Far East and the United States.

- Merrill Lynch High-Yield Master Index - includes publicly placed, nonconvertible, coupon-bearing U.S. domestic debt with a maturity of at least one year. Par amounts of all issues at the beginning and ending of each reporting period must be at least $10,000. Issues included in the index must have a rating that is less than investment grade but not in default.

- First Boston High-Yield Bond Index - trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated B or lower.

- J.P. Morgan EMBI Global Index - market-weighted index composed of all Brady Bonds outstanding; it includes Argentina, Brazil, Mexico, Nigeria, the Philippines and Venezuela.

- S&P Utility Index and S&P Telecommunications Services Index - market capitalization weighted basis. The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries. The S&P Telecommunications Services Index is comprised of the companies listed in the telecommunications sectors of the S&P 400, 500, and 600. Created in July of 1996, the S&P Telecommunication Services Index includes cellular and wireless service providers including pagers, long distance providers and the telephone group companies. Index change is a name change; the composition of the index remained substantially consistent.

         In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Portfolio's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its figures.

Specifically, a Portfolio may compare its performance to that of certain indices that include securities with government guarantees. However, a Portfolio's shares do not contain any such guarantees. In addition, there can be no assurance that a Portfolio will continue its performance as compared to such other standards.

                               SHARES OF THE TRUST

         The Trust consists of thirty-three separate Portfolios, each of which offers Class 1, Class 2 and Class 3 shares. All shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except that amendments to conform the Declaration of Trust to the requirements of applicable federal laws or regulations or the regulated investment company provisions of the Code may be made by the Trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely.

         In matters affecting only a particular Portfolio, the matter shall have been effectively acted upon by a majority vote of that Portfolio even though:
(1) the matter has not been approved by a majority vote of any other Portfolio; or (2) the matter has not been approved by a majority vote of the Trust.

         The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service and distribution fees while Class 1 shares are subject to distribution fees; (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 Plan adopted with respect to Class 2 and 3 shares and (iv) Class 1 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares.

                                 PRICE OF SHARES

         Shares of the Trust are currently offered only to the separate accounts of the Life Companies ("Variable Separate Accounts"). The Trust is open for business on any day the NYSE is open for business. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of its net assets of each class by the number of such class shares outstanding. The net asset value of each class of a Portfolio's shares will also be computed on each other day in which there is a sufficient degree of trading in such portfolio's securities that the net asset value of its shares might be materially affected by changes in the values of the portfolio securities; provided, however, that on such day the Trust receives a request to purchase or redeem such Portfolio's shares. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.


         Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.


         Non-convertible bonds and debentures and other long-term debt securities normally are valued at prices obtained for the day of valuation from a bond pricing service, when such prices are available. In circumstances where the Adviser or Subadviser deems it appropriate to do so, an over-the-counter or exchange quotation (at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type) may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. U.S. Treasury bills, and other obligations issued by the U.S. government, its agencies or instrumentalities, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options on currencies purchased by a Portfolio are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. Futures contracts involving foreign currencies traded on exchanges are valued at their last sale or settlement price as of the close of such exchanges or if no sales are reported, at the mean between the last reported bid and asked prices. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser or Subadviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Portfolio's total assets.

         A Portfolio's liabilities, including proper accruals of expense items, are deducted from total assets. The net asset value of a class of shares of the respective Portfolio is divided by the total number of shares outstanding in that class to arrive at the net asset value per share.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

         It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including the economic result to the Trust (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions and the financial strength and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid.

         A factor in the selection of brokers is the receipt of research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and other statistical and factual information. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Adviser or Subadviser.

         The Adviser or Subadviser may cause a Portfolio to pay broker-dealers commissions that exceed what other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The extent to which commissions may reflect the value of research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Adviser or Subadviser places the Trust's portfolio transactions, the Adviser or Subadviser may be relieved of expenses it might otherwise bear. Research services furnished by broker-dealers may be used by the Adviser or Subadviser in connection with the Trust and could be useful and of value to the Adviser or Subadviser in serving other clients as well as the Trust. Research services obtained by the Adviser or Subadviser as a result of the placement of portfolio brokerage of other clients could also be useful and of value in serving the Trust.

         Consistent with NASD Conduct Rules and policies established by the Board of Trustees, the Adviser or Subadvisers may consider sales of the Trust's Portfolios as a factor in the selection of brokers or dealers to execute portfolio transactions for the Portfolios, subject to best execution. In that regard, certain of the Trust's brokerage may be directed to Merrill Lynch/Broadcort Capital Group and Lynch, Jones & Ryan, each of which has agreed to pay a portion of its commissions to brokers identified by the Adviser that have sold shares of the Trust's Portfolios.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         Subject to the above considerations, the Adviser or a Subadviser may use broker-dealer affiliates of the Adviser or a Subadviser, as a broker for any Portfolio. In order for such broker-dealer to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker-dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such broker-dealer to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Trust, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to such broker-dealers are consistent with the foregoing standard. These types of brokerage transactions are also subject to such fiduciary standards as may be imposed upon the broker-dealers by applicable law.

         The following tables set forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers of such Portfolios for the fiscal years ended January 31, 2001, 2002 and 2003.

                           2003 BROKERAGE COMMISSIONS

                                                                                                                 PERCENTAGE OF
                                                                                                                   AMOUNT OF
                                                                                                                  TRANSACTIONS
                                                                                       PERCENTAGE OF            INVOLVING PAYMENT
                                      AGGREGATE             AMOUNT PAID TO          COMMISSIONS PAID TO           OF COMMISSIONS
                                      BROKERAGE               AFFILIATED                 AFFILIATED            THROUGH AFFILIATED
           PORTFOLIO                 COMMISSIONS            BROKER-DEALERS*            BROKER-DEALERS             BROKER-DEALERS
Equity Income                         $   14,829                    --                        --                         --
Equity Index                          $    4,142                    --                        --                         --
Small Company Value                   $   25,215                    --                        --                         --
MFS Mid-Cap Growth                    $1,430,092                    --                        --                         --
Goldman Sachs Research                $  141,819               $51,817                     36.54%                     38.46%
Blue Chip Growth                      $  107,650                    --                        --                         --
Growth Opportunities                  $  200,970                    --                        --                         --
Technology                            $  226,765               $   642                      0.28%                      0.37%
Marsico Growth                        $  212,074               $ 4,757                      2.24%                      2.77%
Small & Mid Cap Value                 $   23,581               $19,894                     84.36%                     90.43%
Cash Management                               --                    --                        --                         --
Corporate Bond                                --                    --                        --                         --
Global Bond                                   --                    --                        --                         --
High-Yield Bond                               --                    --                        --                         --
Asset Allocation                      $  240,010                    --                        --                         --
Growth-Income                         $2,126,961                    --                        --                         --
Global Equities                       $1,006,044                    --                        --                         --
Alliance Growth                       $2,985,699                    --                        --                         --
MFS Massachusetts Investors           $  552,942                    --                        --                         --
  Trust
Putnam Growth: Voyager                $1,326,416                    --                        --                         --
International Diversified             $  128,624                    --                        --                         --
  Equities
Davis Venture Value                   $1,120,798                    --                        --                         --
MFS Total Return                      $  890,598                    --                        --                         --
Worldwide High Income                         --                    --                        --                         --
Telecom Utility                       $  294,712                    --                        --                         --
SunAmerica Balanced                   $  944,243                    --                        --                         --
Federated American Leaders            $  230,111                    --                        --                         --
Aggressive Growth                     $1,205,437                    --                        --                         --
International Growth and Income       $2,326,370                    --                        --                         --
Emerging Markets                      $  585,067                    --                        --                         --
Foreign Value                         $   10,490                    --                        --                         --
Real Estate Portfolio                 $  233,386                    --                        --                         --
"Dogs" of Wall Street                 $  217,747                    --                        --                         --

                           2002 BROKERAGE COMMISSIONS

                                                                                                                 PERCENTAGE OF
                                                                                                                   AMOUNT OF
                                                                                                                  TRANSACTIONS
                                                                                       PERCENTAGE OF            INVOLVING PAYMENT
                                      AGGREGATE             AMOUNT PAID TO          COMMISSIONS PAID TO           OF COMMISSIONS
                                      BROKERAGE               AFFILIATED                 AFFILIATED            THROUGH AFFILIATED
           PORTFOLIO                 COMMISSIONS            BROKER-DEALERS*            BROKER-DEALERS             BROKER-DEALERS
Equity Income                         $    8,228                    --                        --                         --
Equity Index                          $    1,722                    --                        --                         --
Small Company Value                   $    7,265                    --                        --                         --
MFS Mid-Cap Growth                    $  446,121                    --                        --                         --
Goldman Sachs Research                $   66,578               $39,214                     58.90%                     57.23%
Blue Chip Growth                      $   75,068                    --                        --                         --
Growth Opportunities                  $  130,999                    --                        --                         --
Technology                            $   81,339               $ 2,972                      3.65%                      4.35%
Marsico Growth                        $   29,278                    --                        --                         --
Cash Management                               --                    --                        --                         --
Corporate Bond                                --                    --                        --                         --
Global Bond                                   --                    --                        --                         --
High-Yield Bond                               --                    --                        --                         --
Asset Allocation                      $  532,894               $   846                      0.16%                      0.07%
Growth-Income                         $2,204,898               $ 2,500                      0.11%                      0.21%
Global Equities                       $1,096,423               $ 6,050                      0.55%                      0.73%
Alliance Growth                       $3,829,199               $ 3,925                      0.10%                      0.12%
MFS Massachusetts Investors           $  608,045                    --                        --                         --
  Trust
Putnam Growth: Voyager                $1,138,773                    --                        --                         --
International Diversified             $  102,832               $   243                      0.24%                      0.06%
  Equities
Davis Venture Value                   $1,812,900                    --                        --                         --
MFS Total Return                      $  457,968                    --                        --                         --
Worldwide High Income                         --                    --                        --                         --
Telecom Utility                       $  217,273                    --                        --                         --
SunAmerica Balanced                   $  838,886                    --                        --                         --
Federated American Leaders            $  304,463                    --                        --                         --
Aggressive Growth                     $1,131,265                    --                        --                         --
International Growth and Income       $1,372,315                    --                        --                         --
Emerging Markets                      $  543,738                    --                        --                         --
Real Estate Portfolio                 $  169,516                    --                        --                         --
"Dogs" of Wall Street                 $  100,812                    --                        --                         --

                        2001 BROKERAGE COMMISSIONS

                                                                                                                 PERCENTAGE OF
                                                                                                                   AMOUNT OF
                                                                                                                  TRANSACTIONS
                                                                                       PERCENTAGE OF            INVOLVING PAYMENT
                                      AGGREGATE             AMOUNT PAID TO          COMMISSIONS PAID TO           OF COMMISSIONS
                                      BROKERAGE               AFFILIATED                 AFFILIATED            THROUGH AFFILIATED
           PORTFOLIO                 COMMISSIONS            BROKER-DEALERS*            BROKER-DEALERS             BROKER-DEALERS
MFS Mid-Cap Growth                    $  420,694                    --                        --                         --
Cash Management                               --                    --                        --                         --
Corporate Bond                        $    4,313                    --                        --                         --
Global Bond                           $      292               $   292                       100%                       100%
High-Yield Bond                       $    1,211                    --                        --                         --
Worldwide High Income                 $      178                    --                        --                         --
SunAmerica Balanced                   $  479,332                    --                        --                         --
MFS Total Return Portfolio            $  271,028                    --                        --                         --
Asset Allocation                      $  464,994               $42,205                      9.08%                     25.77%
Telecom Utility                       $  196,599                    --                        --                         --
Equity Income                         $   12,840                    --                        --                         --
Equity Index                          $    2,660                    --                        --                         --
Growth-Income                         $1,948,664                    --                        --                         --
Federated American Leaders            $  241,644                    --                        --                         --
Davis Venture Value                   $1,327,181               $ 5,560                      0.42%                      0.75%
"Dogs of Wall Street"                 $   24,286                    --                        --                         --
Alliance Growth                       $4,318,171               $ 1,740**                    0.04%                      0.09%
Goldman Sachs Research                $   55,191 .             $24,385                     44.18%                     24.06%
MFS Massachusetts Investors           $  498,581                    --                        --                         --
  Trust Portfolio
Putnam Growth: Voyager                $  918,929                    --                        --                         --
Blue Chip Growth                      $   20,231                    --                        --                         --
Real Estate                           $  102,209                    --                        --                         --
Small Company Value                   $    7,995                    --                        --                         --
Aggressive Growth                     $1,315,037                    --                        --                         --
Growth Opportunities                  $   36,209                    --                        --                         --
Marsico Growth                        $    4,270                    --                        --                         --
International Growth and Income       $1,073,911                    --                        --                         --
Global Equities                       $1,598,684               $ 2,900                      0.18%                      0.09%
International Diversified                     --                    --                        --                         --
Equities                              $  341,675                    --                        --                         --
Emerging Markets                      $  883,103                    --                        --                         --
Technology                            $   37,748                    --                        --                         --

-----------

         * The affiliated broker-dealer that effected transactions with the indicated portfolios included Goldman Sachs & Co., Banc of America, Shelby Cullom Davis, Donaldson, Lufkin & Jenrette, J.P. Morgan Securities, Inc. and Morgan Securities, Inc. and Morgan Stanley Co., Inc. In addition, Alliance's affiliated broker-dealers are AXA Advisors, LLC, Equitable Distributors, Inc., alliance Fund Distributors, Inc. and Sanford C. Bernstein & Co., LLC.

         The policy of the Trust with respect to brokerage is reviewed by the Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

         The following table sets forth the Portfolio's holdings of securities of the Trust's regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of December 31, 2002.

                                                                                             AMOUNT ($)
      PORTFOLIO                                BROKER DEALER                           (000'S)  DEBT/EQUITY
Cash Management                        State Street Bank & Trust Co.                     $135,000  Debt

Corporate Bond                         Goldman Sachs Group, Inc.                            1,102  Debt
                                       Lehman Brothers Holdings, Inc.                         754  Debt
                                       Merrill Lynch & Co., Inc.                              168  Debt
                                       Salomon, Inc.                                          554  Debt

Global Bond                            Lehman Brothers Holdings, Inc.                       1,357  Debt
                                       State Street Bank & Trust Co.                        2,679  Debt

High-Yield Bond                        State Street Bank & Trust Co.                        1,464  Debt

Worldwide High Income                  State Street Bank & Trust Co.                        1,549  Debt

SunAmerica Balanced                    CS First Boston Mortgage Securities Corp.            2,777  Debt
                                       J.P. Morgan Chase & Co.                              1,284  Equity
                                       Lehman Brothers Holdings, Inc.                       1,832  Equity
                                       Merrill Lynch & Co., Inc.                            2,189  Equity
                                       Morgan Stanley, Dean Witter & Co.                    2,251  Equity
                                       State Street Bank & Trust Co.                          403  Debt
                                       UBS Warburg                                         41,000  Debt

MFS Total Return                       Bear Stearns Commecial Mortgage Sec.                   363  Debt
                                       Credit Suisse First Boston USA                       3,006  Debt
                                       Goldman Sachs & Co.                                  2,111  Equity
                                       Goldman Sachs Group, Inc.                            1,038  Debt
                                       J.P. Morgan Commercial Mortgage Finance                927  Equity
                                       Lehman Brothers Holdings, Inc.                         977  Debt
                                       Lehman Large Loan Securities                           157  Debt
                                       Merrill Lynch & Co., Inc.                            4,987  Equity
                                       Morgan Stanley Capital I                               778  Debt
                                       Morgan Stanley, Dean Witter & Co.                    1,236  Equity
                                       Morgan Stanley, Dean Witter & Co.                      614  Debt
                                       Morgan Stanley Group, Inc.                           1,057  Debt
                                       Prudential Funding                                     566  Debt

Asset Allocation                       Goldman Sachs Group, Inc.                            1,950  Debt
                                       J.P. Morgan Chase & Co.                              3,121  Equity
                                       J.P. Morgan Chase & Co.                              2,960  Debt
                                       Jeffereies Group, Inc.                               1,066  Debt
                                       Merrill Lynch & Co., Inc.                            1,903 Debt
                                       Morgan Stanley Dean Witter & Co.                       550  Equity
                                       Morgan Stanley Group, In.c                           1,106  Debt
                                       State Street Bank & Trust Co.                       42,047  Debt

Telecom Utility                        None                                                   --- ---

Equity Income                          J.P. Morgan Chase & Co.                                 81  Equity
                                       Merrill Lynch & Co., Inc.                               53  Equity
                                       Morgan Stanley, Dean Witter & Co.                       45  Equity
                                       State Street Bank & Trust Co.                          281  Debt

Equity Index                           Bear Stearns Cos., Inc.                                 27  Equity
                                       Goldman Sachs Group, Inc.                              153  Equity
                                       J.P. Morgan Chase & Co.                                219  Equity
                                       Lehman Brothers Holdings, Inc.                          63  Equity
                                       Merrill Lynch & Co., Inc.                              142  Equity
                                       Morgan Stanley, Dean Witter & Co.                      197  Equity
                                       State Street Bank & Trust Co.                          790  Debt

Growth-Income                          J.P. Morgan Chase & Co.                             16,282  Equity
                                       Morgan Stanely, Dean Witter & Co.                   15,539  Equity
                                       State Street Bank & Trust Co.                       80,438  Debt

Federated American Leaders             Bear Stearns Companies, Inc.                         4,070  Equity
                                       Morgan Stanely, Dean Witter & Co.                    3,070  Equity
                                       State Street Bank & Trust Co.                        2,509  Debt

Davis Venture Value                    Morgan Stanely, Dean Witter & Co.                   27,722  Equity
                                       State Street Bank & Trust Co.                       41,290  Debt

"Dogs" of Wall Street                  J.P. Morgan Chase & Co.                              3,819  Equity
                                       State Street Bank & Trust Co.                          508  Debt

Alliance Growth                        State Street Bank & Trust Co.                          422  Debt
                                       J.P Morgan Securieis, Inc.                           7,504  Equity
                                       Merrill Lynch & Co, Inc.                            25,109  Equity
                                       Lehman Brothers, Inc.                               14,669  Equity

Goldman Sachs Research                 Bank of America                                        688  Equity

MFS Massachusetts Investors Trust      Merrill Lynch & Co., Inc.                            2,034  Equity
                                       Morgan Stanely, Dean Witter & Co.                      454  Equity
                                       Goldman Sachs Group, Inc.                            1,892  Equity
                                       State Street Corp.                                     938  Equity

Putnam Growth: Voyager                 State Street Bank Corp.                                656  Equity
                                       Goldmans Sachs & Co.                                   533  Debt

Blue Chip Growth                       Lehman Brothers Holdings, Inc.                         251  Equity
                                       Merrill Lynch & Co., Inc.                              298  Equity
                                       Morgan Stanley, Dean Witter & Co.                      258  Equity
                                       State Street Bank & Trust Co.                          880  Debt

Real Estate                            State Street Bank & Trust Co.                        2,215  Debt

Small Company Value                    None                                                   --- ---

MFS Mid-Cap Growth                     Lehman Brothers, Inc.                                1,576  Equity

Aggressive Growth                      Lehman Brothers Holdings, Inc.                       2,345  Equity
                                       State Street Bank & Trust Co.                        1,766  Debt
                                       UBS Warburg                                          5,300  Debt

Growth Opportunities                   State Street Bank & Trust Co.                        1,742  Debt

Marsico Growth                         Lehman Brothers Holdings, Inc.                         663  Equity

Technology                             State Street Bank & Trust Co.                          954  Debt

Small & Mid Cap Value                  State Street Bank & Trust Co.                          903  Debt

International Growth and Income        Credit Suisse Group                                  3,218  Equity
                                       Goldman Sachs & Co.                                    903  Debt

Global Equities                        Goldman Sachs Group, Inc.                            2,138  Equity
                                       J.P. Morgan Chase & Co.                              3,596  Equity

International Diversified Equities     Credit Suisse Group                                    880  Equity
                                       State Street Bank & Trust Co.                        4,228  Equity
                                       UBS AG                                               1,982  Debt

Emerging Markets                       Samsung Securities Co., LTD                            165  Equity

Foreign Value                          UBS AG                                                 101  Equity

         The Adviser and the Subadvisers and their respective affiliates may manage, or have proprietary interests in, accounts with similar or dissimilar or the same investment objectives as one or more Portfolios of the Trust. Such account may or may not be in competition with a Portfolio for investments. Investment decisions for such accounts are based on criteria relevant to such accounts; Portfolio decisions and results of the Portfolio's investments may differ from those of such other accounts. There is no obligation to make available for use in managing the Portfolio any information or strategies used or developed in managing such accounts. In addition, when two or more accounts seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among accounts on a good faith equitable basis at the discretion of the account's adviser. In some cases, this system may adversely affect the price or size of the position obtainable for a Portfolio.

         If determined by the Adviser or Subadviser to be beneficial to the interests of the Trust, partners and/or employees of the Adviser or Subadvisers may serve on investment advisory committees, which will consult with the Adviser regarding investment objectives and strategies for the Trust. In connection with serving on such a committee, such persons may receive information regarding a Portfolio's proposed investment activities which is not generally available to unaffiliated market participants, and there will be no obligation on the part of such persons to make available for use in managing the Portfolio any information or strategies known to them or developed in connection with their other activities.

         It is possible that a Portfolio's holdings may include securities of entities for which a Subadviser or its affiliate performs investment banking services as well as securities of entities in which a Subadviser or its affiliate makes a market. From time to time, such activities may limit a Portfolio's flexibility in purchases and sales of securities. When a Subadviser or its affiliate is engaged in an underwriting or other distribution of securities of an entity, the Subadviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.

                              FINANCIAL STATEMENTS

         The Trust's audited financial statements with respect to the fiscal year ended January 31, 2003 are incorporated into this Statement of Additional Information by reference to its 2003 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 445-7862 or writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

                               GENERAL INFORMATION

         Custodian - State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties. State Street also serves as transfer agent and dividend paying agent for the Trust.

         Independent Accountants and Legal Counsel - PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, is the Trust's independent accountants. PricewaterhouseCoopers LLP, performs an annual audit of the Trust's financial statements and provides tax advisory services, tax return preparation and accounting services relating to filings with the SEC. The firm of Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022 has been selected as legal counsel to the Trust.

         Reports to Shareholders - Persons having a beneficial interest in the Trust are provided at least semi-annually with reports showing the investments of the Portfolios, financial statements and other information.

         Shareholder and Trustee Responsibility - Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

         Under the Declaration of Trust, the trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust provides indemnification to its trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.

         Registration Statement - A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, and the 1940 Act. The Prospectuses and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto, that the Trust has filed with the SEC, Washington, D.C., to all of which reference is hereby made.

                                    APPENDIX

                  CORPORATE BOND AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

         Aaa      Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa       Bonds rated Aa are judged to be of high quality by all
             standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities. A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         A        Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa      bonds rated Baa are considered as medium grade obligations;
             i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba       Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B        Bonds rated B generally lack characteristics of desirable
             investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa      Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca       Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C        Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

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         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

                  -    Leading market positions in well established industries

                  -    High rates of return on funds employed

                  - Conservative capitalization structures with moderate reliance on debt and ample asset protection

                  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation

                  - Well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

         If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

         Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

         A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it

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considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

         The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA      Debt rated AAA has the highest rating assigned by Standard &
             Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA       Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

         A        Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         BBB      Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

         Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         BB       Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B        Debt rated B has a greater vulnerability to default but
             presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC      Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C        The rating C is typically applied to debt subordinated to
             senior debt that is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

         CI       The rating CI is reserved for income bonds on which no
             interest is being paid.

         D        Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

         Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion

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of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.
The investor should exercise judgment with respect to such likelihood and risk.

         L        The letter "L" indicates that the rating pertains to the
             principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

         * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

         NR       Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS.

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

         A        Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1      This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

         A-2      Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3      Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

         B        Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

         C        This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D        This rating indicates that the issue is either in default or is expected to be in default upon maturity.

         The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

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DESCRIPTION OF DUFF & PHELPS' CORPORATE DEBT RATINGS

         Duff & Phelps rates long-term debt specifically to credit quality, i.e., the likelihood of timely payment for principal and interest. AAA is considered the highest quality. AA is considered high quality. A is regarded as good quality. BBB is considered to be investment grade and of satisfactory credit quality. BB and B are considered to be non-investment grade and CCC is regarded as speculative. Ratings in the long-term debt categories may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.

DESCRIPTION OF DUFF & PHELPS RATING CO.'S COMMERCIAL PAPER RATINGS

         Duff & Phelps Rating Co. ("Duff & Phelps") commercial paper ratings are consistent with the short-term rating criteria utilized by money market participants. Duff & Phelps commercial paper ratings refine the traditional 1 category. The majority of commercial issuers carry the higher short-term rating yet significant quality differences within that tier do exist. As a consequence, Duff & Phelps has incorporated gradations of 1+ and 1- to assist investors in recognizing those differences.

         Duff 1+ - Highest certainty of time repayment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 - Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1 - High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 - Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 - Satisfactory liquidity and other protection factors, qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4
- Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation. Duff 5 - Default.

DESCRIPTION OF THOMSON BANKWATCH, INC.'S CORPORATE DEBT RATINGS

         BankWatch rates the long-term debt securities issued by various entities either AAA or AA. AAA is the highest category, which indicates the ability to repay principal and interest on a timely basis is very high. AA is the second highest category, which indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. Ratings in the long-term debt categories may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.

DESCRIPTION OF THOMSON BANKWATCH, INC.'S COMMERCIAL PAPER RATINGS

         Thomson BankWatch, Inc. ("BankWatch") short-term ratings apply only to unsecured instruments that have a maturity of one year or less. These short-term ratings specifically assess the likelihood of an untimely payment of principal and interest. TBW-1 is the highest category, which indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category and, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

DESCRIPTION OF FITCH IBCA, INC.'S ("FITCH") INVESTMENT GRADE BOND RATINGS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

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         Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

         AAA      Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA       Bonds considered to be investment grade and of very high
             credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA." categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-L."

         A        Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB      Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

             NR       Indicates that Fitch does not rate the specific issue.

         CONDITIONAL A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

         SUSPENDED A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

         WITHDRAWN A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, WHEN AN ISSUER FAILS TO FURNISH PROPER AND TIMELY INFORMATION.

         FITCHALERT Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive" indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

         Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

DESCRIPTION OF FITCH SPECULATIVE GRADE BOND RATINGS

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

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         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

         BB       Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B        Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC      Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC       Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C        Bonds are in imminent default in payment of interest or
             principal.

         DDD      Bonds are in default on interest and/or principal payments.
             Such bonds are extremely

         DD       speculative and should be valued on the basis of their
             ultimate recovery value in liquidation

         D        or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

         PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

DESCRIPTION OF FITCH INVESTMENT GRADE SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

FITCH SHORT-TERM RATINGS ARE AS FOLLOWS:

         F-1+     Exceptionally Strong Credit Quality. Issues assigned this
             rating are regarded as having the strongest degree of assurance for timely payment.

         F-1      Very Strong Credit Quality. Issues assigned this rating
             reflect an assurance of timely payment only slightly less in degree than issues rated "F-I+."

         F-2      Good Credit Quality. Issues assigned this rating have a
             satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-I +" and "F-I ratings.

         F-3      Fair Credit Quality. Issues assigned this rating have
             characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         F-S      Weak Credit Quality. Issues assigned this rating have
             characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

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         D       Default. Issues assigned this rating are in actual or imminent payment default.

         LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

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